Filed pursuant to Rule 497
Registration No. 333-204272

PENNANTPARK FLOATING RATE CAPITAL LTD.

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

On April 29, 2015, PennantPark Floating Rate Capital Ltd., or PFLT, and MCG Capital Corporation, or MCG, announced that they have entered into a definitive agreement under which PFLT will acquire MCG in a stock and cash transaction currently valued at approximately $175 million, or approximately $4.75 per MCG share at closing. The $4.75 consideration per MCG share represents a 15.8% premium to MCG’s closing stock price of $4.10 on April 28, 2015 and equals MCG’s net asset value per share as of March 31, 2015. The Boards of Directors of both companies have each unanimously approved the transaction. This transaction is a strategic business combination in which a wholly-owned subsidiary of PFLT would merge with and into MCG with MCG continuing as the surviving corporation, followed immediately by the merger of MCG with and into a second wholly-owned subsidiary of PFLT that will continue as the surviving entity and a wholly-owned subsidiary of PFLT. The mergers are collectively referred to in this joint proxy statement and prospectus as the “Merger.”

If the Merger is completed, holders of MCG common stock, par value $0.01 per share, or MCG Common Stock, will have a right to receive $4.521 in shares of PFLT common stock, par value $0.001 per share, or PFLT Common Stock, for each share of MCG Common Stock, held immediately prior to the Initial Merger, as well as $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock).

PFLT is incorporated in Maryland and MCG is incorporated in Delaware, and each has elected to be regulated as business development company under the Investment Company Act of 1940.

The market value of the consideration in the form of PFLT Common Stock will fluctuate with the market price of PFLT Common Stock. The following table shows the closing sale prices of PFLT Common Stock and MCG Common Stock as reported on the NASDAQ Global Select Market, or NASDAQ, on April 28, 2015, the last trading day before the public announcement of the Merger, and on June 29, 2015, the last trading day before the date of this joint proxy statement and prospectus.

	PFLT Common Stock	MCG Common Stock
Closing Price at April 28, 2015	$14.15	$4.10
Closing Price at June 29, 2015	$14.19	$4.67

You should obtain current stock price quotations for PFLT Common Stock and MCG Common Stock. PFLT Common Stock trades on NASDAQ under the symbol “PFLT.” MCG Common Stock trades on NASDAQ under the symbol “MCGC.”

At a special meeting of PFLT stockholders, PFLT stockholders will be asked to vote on the approval of issuance of PFLT Common Stock pursuant to the Merger. The stock issuance proposal requires the approval of at least a majority of the votes cast by holders of PFLT Common Stock at a meeting at which a quorum is present. Under the terms of the Merger Agreement, shares of PFLT Common Stock will be issued in the Merger at a price per share greater than or equal to then-current net asset value per share.

At a special meeting of MCG stockholders, MCG stockholders will be asked to vote on the approval of the Merger and the Agreement and Plan of Merger, dated as of April 28, 2015, by and among PFLT, MCG, PFLT Panama, LLC, PFLT Funding II, LLC and PennantPark Investment Advisers, LLC, described in this joint proxy statement and prospectus. Approval of the Merger and the Merger Agreement requires the approval of at least a majority of the outstanding shares of MCG’s outstanding shares entitled to vote on the matter. The Merger is expected to be a taxable event for MCG stockholders.

After careful consideration, the board of directors of PFLT unanimously recommends that its stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

This joint proxy statement and prospectus concisely describes the special meetings, the Merger, the documents related to the Merger and other related matters that a PFLT common stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 27, for a discussion of the risks relating to the Merger. You also can obtain information about PFLT and MCG from documents that each has filed with the Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Arthur H. Penn

Chairman of the Board of Directors

PennantPark Floating Rate Capital Ltd.

The Securities and Exchange Commission has not approved or disapproved the PFLT Common Stock to be issued under this joint proxy statement and prospectus or determined if this joint proxy statement and prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of this joint proxy statement and prospectus is June 30, 2015 and it is first being mailed or otherwise delivered to PFLT stockholders on or about July 2, 2015.

PennantPark Floating Rate Capital Ltd. 590 Madison Avenue 15th Floor New York, NY 10022 (212) 905-1000	MCG Capital Corporation 1001 19th Street North 10th Floor Arlington, VA 22209 (703) 247-7500

MCG CAPITAL CORPORATION

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

On April 29, 2015, PennantPark Floating Rate Capital Ltd., or PFLT, and MCG Capital Corporation, or MCG, announced that they have entered into a definitive agreement under which PFLT will acquire MCG in a stock and cash transaction currently valued at approximately $175 million, or approximately $4.75 per MCG share at closing. The $4.75 consideration per MCG share represents a 15.8% premium to MCG’s closing stock price of $4.10 on April 28, 2015 and equals MCG’s net asset value per share as of March 31, 2015. The Boards of Directors of both companies have each unanimously approved the transaction. This transaction is a strategic business combination in which a wholly-owned subsidiary of PFLT would merge with and into MCG with MCG continuing as the surviving corporation, followed immediately by the merger of MCG with and into a second wholly-owned subsidiary of PFLT that will continue as the surviving entity and a wholly-owned subsidiary of PFLT. The mergers are collectively referred to in this joint proxy statement and prospectus as the “Merger.”

If the Merger is completed, holders of MCG common stock, par value $0.01 per share, or MCG Common Stock, will have a right to receive $4.521 in shares of PFLT common stock, par value $0.001 per share, or PFLT Common Stock, for each share of MCG Common Stock, held immediately prior to the Initial Merger, as well as $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock).

PFLT is incorporated in Maryland and MCG is incorporated in Delaware, and each has elected to be regulated as business development company under the Investment Company Act of 1940. Importantly, following completion of the Merger, you will continue to be an investor in a business development company and benefit from the protections of the Investment Company Act of 1940 associated with business development companies.

The market value of the consideration in the form of PFLT Common Stock will fluctuate with the market price of PFLT Common Stock. The following table shows the closing sale prices of PFLT Common Stock and MCG Common Stock as reported on the NASDAQ Global Select Market, or NASDAQ, on April 28, 2015, the last trading day before the public announcement of the Merger, and on June 29, 2015, the last trading day before the date of this joint proxy statement and prospectus.

	PFLT Common Stock	MCG Common Stock
Closing Price at April 28, 2015	$14.15	$4.10
Closing Price at June 29, 2015	$14.19	$4.67

You should obtain current stock price quotations for PFLT Common Stock and MCG Common Stock. PFLT Common Stock trades on NASDAQ under the symbol “PFLT.” MCG Common Stock trades on NASDAQ under the symbol “MCGC.”

At a special meeting of PFLT stockholders, PFLT stockholders will be asked to vote on approval of the issuance of PFLT Common Stock pursuant to the Merger. The stock issuance proposal requires the approval of at least a majority of the votes cast by holders of PFLT Common Stock at a meeting at which a quorum is present. Under the terms of the Merger Agreement, shares of PFLT Common Stock will be issued in the Merger at a price per share greater than or equal to then-current net asset value per share.

At a special meeting of MCG stockholders, MCG stockholders will be asked to vote on the approval of the Merger and the Agreement and Plan of Merger, dated as of April 28, 2015, by and among PFLT, MCG, PFLT Panama, LLC, PFLT Funding II, LLC and PennantPark Investment Advisers, LLC, described in this joint proxy statement and prospectus. Approval of the Merger and the Merger Agreement requires the approval of at least a majority of the outstanding shares of MCG’s outstanding shares entitled to vote on the matter. The Merger is expected to be a taxable event for MCG stockholders.

After careful consideration, the board of directors of MCG unanimously recommends that its stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal.

This joint proxy statement and prospectus concisely describes the special meetings, the Merger, the documents related to the Merger and other related matters that an MCG stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 27, for a discussion of the risks relating to the Merger. You also can obtain information about PFLT and MCG from documents that each has filed with the Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Richard Neu

Chairman of the Board of Directors

MCG Capital Corporation

The Securities and Exchange Commission has not approved or disapproved the PFLT Common Stock to be issued under this joint proxy statement and prospectus or determined if this joint proxy statement and prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of this joint proxy statement and prospectus is June 30, 2015 and it is first being mailed or otherwise delivered to MCG stockholders on or about July 2, 2015.

PennantPark Floating Rate Capital Ltd. 590 Madison Avenue 15th Floor New York, NY 10022 (212) 905-1000	MCG Capital Corporation 1001 19th Street North 10th Floor Arlington, VA 22209 (703) 247-7500

PENNANTPARK FLOATING RATE CAPITAL LTD.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2015

To the Stockholders of PennantPark Floating Rate Capital Ltd.:

Notice is hereby given that PennantPark Floating Rate Capital Ltd., a Maryland corporation, or PFLT, will hold a special meeting of the stockholders of PFLT, or the PFLT special meeting, on August 14, 2015 at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, for the following purposes:

1. To consider and vote upon a proposal to approve the issuance of the shares of PFLT’s common stock, $0.001 par value per share, or PFLT Common Stock, to be issued pursuant to the Agreement and Plan of Merger, as such agreement may be amended from time to time, or the Merger Agreement, dated as of April 28, 2015, among PFLT, MCG Capital Corporation, or MCG, PFLT Panama, LLC and PFLT Funding II, LLC, each a wholly owned subsidiary of PFLT, and PennantPark Investment Advisers, LLC; and

2. To consider and vote upon a proposal to approve the adjournment of the PFLT special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

You have the right to receive notice of, and to vote at, the PFLT special meeting if you were a stockholder of record at the close of business on July 13, 2015. Whether or not you expect to be present in person at the PFLT special meeting, we urge you to promptly fill out, sign and date the enclosed proxy card and return it promptly in the envelope provided or vote by telephone or through the Internet. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares personally if you attend the meeting.

The PFLT board of directors has unanimously approved the Merger and the Merger Agreement and the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement and unanimously recommends that PFLT stockholders vote “FOR” approval of the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement and “FOR” approval of the proposal to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal. Under the terms of the Merger Agreement, shares of PFLT Common Stock will be issued in the Merger at a price per share greater than or equal to then-current net asset value per share.

By Order of the Board of Directors,

Thomas J. Friedmann

Secretary

New York, New York

June 30, 2015

This is an important meeting. To ensure proper representation at the PFLT special meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you vote your shares prior to the PFLT special meeting, you still may attend the PFLT special meeting and vote your shares in person.

MCG CAPITAL CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of MCG Capital Corporation:

Notice is hereby given that MCG Capital Corporation, a Delaware corporation, or MCG, will hold a special meeting of the stockholders of MCG, or the MCG special meeting, on August 14, 2015 at 10:00 a.m., Eastern Time, at Hyatt Arlington, 1325 Wilson Boulevard, Arlington, Virginia, 22209, to consider and vote on the following matters:

1. A proposal to approve the merger of PFLT Panama, LLC, a wholly owned subsidiary of PennantPark Floating Rate Capital Ltd., or PFLT, with and into MCG followed immediately and as a single integrated transaction by the Merger of MCG with and into PFLT Funding II, LLC, or the Merger, and to approve the Agreement and Plan of Merger, as such agreement may be amended from time to time, or the Merger Agreement; and

2. A proposal to approve the adjournment of the MCG special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal.

You have the right to receive notice of, and to vote at, the MCG special meeting if you were a stockholder of record at the close of business on July 13, 2015. Whether or not you expect to be present in person at the MCG special meeting, we urge you to promptly fill out, sign and date the enclosed proxy card and return it promptly in the envelope provided or vote by telephone or through the Internet. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares personally on request if you attend the meeting.

The MCG board of directors has unanimously approved the Merger and the Merger Agreement and unanimously recommends that MCG stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal.

By Order of the Board of Directors,

Tod K. Reichert

Secretary

Arlington, Virginia

June 30, 2015

This is an important meeting. To ensure proper representation at the MCG special meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone or vote via the Internet. Even if you vote your shares prior to the MCG special meeting, you still may attend the MCG special meeting and vote your shares in person.

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ABOUT THIS JOINT PROXY STATEMENT AND PROSPECTUS

This joint proxy statement and prospectus, which forms part of a registration statement filed with the Securities and Exchange Commission, or the SEC, by PFLT (File No. 333-204272), constitutes a prospectus of PFLT under Section 5 of the Securities Act of 1933, or the Securities Act, with respect to the shares of PFLT Common Stock to be issued to holders of MCG Common Stock as required by the Merger Agreement.

This joint proxy statement and prospectus also constitutes a joint proxy statement under Section 14(a) of the Securities Exchange Act of 1934, or the Exchange Act. It also constitutes a notice of meeting with respect to the special meetings of MCG stockholders, at which MCG stockholders will be asked to vote on a proposal to approve the Merger and the Merger Agreement, and PFLT stockholders, at which PFLT stockholders will be asked to vote on the issuance of PFLT Common Stock pursuant to the Merger. Under the terms of the Merger Agreement, shares of PFLT Common Stock will be issued in the Merger at a price per share greater than or equal to then-current net asset value per share.

You should rely only on the information contained in this joint proxy statement and prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement and prospectus. This joint proxy statement and prospectus is dated June 30, 2015. You should not assume that the information contained in this joint proxy statement and prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement and prospectus to PFLT stockholders or MCG stockholders nor the issuance of PFLT Common Stock pursuant to the Merger will create any implication to the contrary.

This joint proxy statement and prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement and prospectus regarding PFLT has been provided by PFLT and information contained in this joint proxy statement and prospectus regarding MCG has been provided by MCG.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER

The questions and answers below highlight only selected procedural information from this joint proxy statement and prospectus. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the Merger Agreement and the transactions contemplated thereby, including the Merger, and the voting procedures for the MCG and PFLT special meetings. Unless otherwise indicated in this joint proxy statement and prospectus or the context otherwise requires, throughout this joint proxy statement and prospectus refers to PennantPark Floating Rate Capital Ltd. and, where applicable, its consolidated subsidiary, PennantPark Floating Rate Funding I, LLC, or Funding I, as “PFLT;” PFLT’s investment adviser, PennantPark Investment Advisers, LLC as the “PFLT Investment Adviser;” PFLT’s administrator, PennantPark Investment Administration, LLC, as “PFLT Administrator;” MCG Capital Corporation and, where applicable, its consolidated subsidiaries as “MCG;” PFLT Panama, LLC, a wholly owned subsidiary of PFLT, as “Sub One;” PFLT Funding II, LLC, a wholly owned subsidiary of PFLT, as “Sub Two;” the merger of Sub One with and into MCG as the “Initial Merger;” the Merger of MCG with and into Sub Two as the “Second Merger;” the Initial Merger and Second Merger collectively as the “Merger;” the effective time of the Merger as the “effective time;” the Agreement and Plan of Merger, as may be amended from time to time, dated as of April 28, 2015, among PFLT, MCG, Sub One, Sub Two, and for limited purposes, the PFLT Investment Adviser as the “Merger Agreement;” “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; “1940 Act” refers to the Investment Company Act of 1940, as amended; “BDC” refers to a business development company under the 1940 Act; and “Credit Facility” refers to PFLT’s secured revolving credit facility, as amended.

Q: Why am I receiving these materials?

A: MCG and PFLT are sending these materials to their respective stockholders to help them decide how to vote their shares of MCG Common Stock or PFLT Common Stock at their respective special meetings. At the MCG special meeting, MCG stockholders will be asked to vote on a proposal to approve the Merger and the Merger Agreement or approval to adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal. At the PFLT special meeting, PFLT stockholders will be asked to vote on the issuance of PFLT Common Stock pursuant to the Merger or approval to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal. Information about these meetings and the Merger is contained in this joint proxy statement and prospectus.

The boards of directors of MCG has unanimously approved the Merger and the Merger Agreement as in the best interests of MCG and their stockholders. Please see the section entitled “Reasons for the Merger” for an important discussion of the Merger.

This joint proxy statement and prospectus summarizes the information regarding the matters to be voted upon at the special meetings of MCG and PFLT. However, you do not need to attend your special meeting to vote your shares. You may simply sign the enclosed proxy and return it promptly in the envelope provided or vote by telephone or through the Internet. Instructions are shown on the proxy card. It is very important that you vote your shares at your special meeting. The Merger cannot be completed unless MCG stockholders approve the Merger and the Merger Agreement and PFLT stockholders approve the issuance of PFLT Common Stock pursuant to the Merger.

If you hold some or all of your shares in a brokerage account, your broker will not be permitted to vote your shares unless you provide them with instructions on how to vote your shares. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend your special meeting and vote your shares in person. Stockholders are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend your special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the special meeting.

If you are an MCG stockholder and do not provide your broker with instructions or attend the MCG special meeting, it will have the same effect as a vote “against” approval of the Merger and the Merger Agreement.

Q: When and where is the MCG special meeting?

A: The MCG special meeting will take place on August 14, 2015 at 10:00 a.m., Eastern Time, at Hyatt Arlington, 1325 Wilson Boulevard, Arlington, Virginia, 22209.

Q: When and where is the PFLT special meeting?

A: The PFLT special meeting will take place on August 14, 2015 at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

Q: What is happening at the MCG special meeting?

A: MCG stockholders are being asked to consider and vote on the following matters at their special meeting:

•	a proposal to approve the Merger and the Merger Agreement; and

•	a proposal to approve the adjournment of the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal.

Q: What is happening at the PFLT special meeting?

A: PFLT stockholders are being asked to consider and vote on the following matters at their special meeting:

•	a proposal to approve the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement; and

•	a proposal to approve the adjournment of the PFLT special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

Q: How does MCG’s investment strategy differ from that of PFLT?

A: Although both PFLT and MCG have substantially the same investment objective (current income and capital gains), PFLT’s leveraged portfolio is invested primarily in Floating Rate Loans to U.S. middle market companies, while MCG’s portfolio is unlevered and consists primarily of cash and cash equivalents. In addition, while the PFLT Investment Adviser had served as investment adviser to PFLT since its inception and will serve as investment adviser to the combined company following completion of the Merger, MCG has been internally managed by an investment team whose employment is being terminated by MCG immediately prior to closing of the Merger.

Q: What will happen in the Merger?

A: Subject to the terms and conditions of the Merger Agreement, the transactions contemplated by the Merger Agreement will be accomplished in two steps. In the first step, Sub One will merge with and into MCG and the separate corporate existence of Sub One will cease. Immediately thereafter and as part of a single integrated transaction, MCG will merge with and into Sub Two and the separate corporate existence of MCG will cease. Sub Two will be the surviving entity and will continue as a wholly owned subsidiary of PFLT. The structure of the Merger was selected in order to optimize the U.S. federal income tax treatment of the Merger and simplify the treatment of the Merger with respect to certain potential contractual obligations of the parties.

Q: What will MCG stockholders receive in the Merger?

A: Holders of MCG Common Stock (including shares of restricted MCG Common Stock which will vest upon the effective time) will have a right to receive $4.521 in shares of PFLT Common Stock for each share of MCG Common Stock held immediately prior to the Initial Merger, as well as $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock). Based on the closing price of PFLT Common Stock on June 12, 2015 of $14.08, holders of MCG Common Stock would have been entitled to receive an additional $0.070 in cash consideration from PFLT Investment Adviser based on the adjustment mechanism for each share of MCG Common Stock held immediately prior to the Initial Merger.

On April 28, 2015, the last full trading day before the public announcement of the Merger, the closing price of PFLT Common Stock on the NASDAQ Global Select Market, or NASDAQ, was $14.15. On June 29, 2015, the last trading day prior to the date of this joint proxy statement and prospectus, the closing price of shares of PFLT Common Stock on NASDAQ was $14.19, and the closing price of MCG Common Stock on NASDAQ was $4.67. Until the Merger is completed, the value of the shares of PFLT Common Stock to be issued in the Merger and the number of shares of PFLT Common Stock to be issued to MCG stockholders will continue to fluctuate.

Q: Who is responsible for paying the expenses relating to completing the Merger, including the preparation of this joint proxy statement and prospectus and the solicitation of proxies?

A: In general, MCG and PFLT will each be responsible for their own expenses incurred in connection with the completion of the transactions contemplated by the Merger Agreement. However, the costs and expenses of any regulatory filing, including the registration statement (of which this joint proxy statement and prospectus forms a part) will be paid by PFLT and all fees paid to prepare and mail this joint proxy statement and prospectus and the registration statement (of which this joint proxy statement and prospectus forms a part), and to conduct the special meetings of PFLT and MCG, will be borne equally by PFLT and MCG. The estimated transaction expenses of each of PFLT and MCG are $2.4 million and $8.3 million, respectively. The PFLT Investment Adviser will indirectly reimburse $8.3 million of MCG related transaction costs through its payment of the cash consideration to MCG stockholders.

Q: Are MCG stockholders able to exercise dissenters’ rights?

A: Yes. MCG stockholders will be entitled to exercise dissenters’ rights. Under Section 262 of the Delaware General Corporation Law, or the DGCL, dissenting MCG stockholders are entitled to appraisal rights provided that such MCG stockholders meet the conditions under Section 262 of the DGCL. Dissenting MCG stockholders are entitled to have the fair value of their MCG Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation. The ultimate amount dissenting MCG stockholders will receive in an appraisal proceeding may be less than, equal to or more than the amount such dissenting MCG stockholders would have received under the Merger Agreement. The text of the provisions of the DGCL pertaining to dissenters’ rights is attached to this joint proxy statement and prospectus as Annex D.

Q: Are PFLT stockholders able to exercise dissenters’ rights?

A: No. PFLT stockholders will not be entitled to exercise dissenters’ rights with respect to any matter to be voted upon at their special meeting. Any PFLT common stockholder may abstain from voting or vote against any of such matters.

Q: When do you expect to complete the Merger?

A: While there can be no assurance as to the exact timing, or that the Merger will be completed at all, PFLT and MCG are working to complete the Merger in the third quarter of 2015. It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the MCG and PFLT special meetings and satisfaction of the other closing conditions set forth in the Merger Agreement.

Q: Is the Merger expected to be taxable to MCG stockholders? What will be the effect of the Merger on MCG’s capital loss carryforwards?

A: Yes. The Merger is expected to be a taxable event for MCG stockholders. As of March 31, 2015, MCG had approximately $233.9 million in capital loss carryforwards. PFLT had no capital loss carryforward as of March 31, 2015. Since PFLT had no capital loss carryforward, the Merger will not affect PFLT with respect to capital loss carryforward. MCG’s capital loss carryforward is expected to be limited by Section 382 of the Code in the event of the Merger; however, certain transactions that may be undertaken after the Merger may further restrict or eliminate the usage of MCG’s capital loss carryforward. See “Certain Material U.S. Federal Income Tax Consequences of the Merger” for a discussion of the tax implications of the Merger.

Q: Is the Merger expected to be taxable to PFLT stockholders?

A: No. The Merger is not expected to be a taxable event for PFLT stockholders.

Q: What MCG stockholder vote is required to approve the Merger and the Merger Agreement?

A: At least a majority of the outstanding shares of MCG Common Stock outstanding and entitled to vote on the matter is required to approve the Merger and the Merger Agreement. Stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the MCG special meeting, will have the same effect as if they voted “against” the Merger Agreement and the Merger.

Q: What PFLT common stockholder vote is required to approve the issuance of PFLT Common Stock pursuant to the Merger?

A: Approval of the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement requires the vote of at least a majority of the votes cast by holders of shares of PFLT Common Stock at a meeting at which a quorum is present.

Q: Does PFLT’s board of directors recommend approval of the issuance of PFLT Common Stock pursuant to the Merger and the proposal to adjourn the PFLT special meeting if necessary?

A: Yes. PFLT’s board of directors, including its independent directors, unanimously approved the Merger and the Merger Agreement, including the issuance of PFLT Common Stock in connection therewith, and recommends that PFLT stockholders vote “FOR” approval of the issuance of PFLT Common Stock to be issued pursuant to the Merger Agreement and “FOR” approval of the proposal to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

Q: Does MCG’s board of directors recommend approval of the Merger and the proposal to adjourn the MCG special meeting if necessary?

A:Yes. MCG’s board of directors, including its independent directors, unanimously approved the Merger and the Merger Agreement and recommends that MCG stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the proposal.

Q: If I am a PFLT stockholder, how do I vote my shares?

A: You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the PFLT special meeting.

You may also instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the PFLT special meeting in person instead of submitting a proxy.

Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the issuance of PFLT Common Stock pursuant to the Merger and “FOR” approval of the proposal to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal. If your shares are held in a brokerage account or in “street name,” please see the answer to the next question.

If you fail to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the PFLT special meeting, or if you “abstain,” there will be no effect on the vote for either proposal.

Q: If I am an PFLT stockholder and some or all of my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me?

A: No. With respect to the issuance of PFLT Common Stock pursuant to the Merger and the adjournment proposal, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the PFLT special meeting and vote your shares in person. With respect to the proposal to approve the issuance of shares of PFLT Common Stock pursuant to the Merger, broker shares for which written authority to vote has not been obtained will not be treated as votes cast on the matter and will have no effect on the vote on such proposal. Stockholders are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

If your broker holds your shares and you attend the PFLT special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the PFLT special meeting.

Q: If I am an MCG stockholder, how do I vote my shares?

A: You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the MCG special meeting. You may instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the MCG special meeting in person instead of submitting a proxy.

Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the proposal. If your shares are held in a brokerage account, or in “street name,” please see the answer to the next question.

If you fail to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the MCG special meeting, or if you “abstain,” it has the effect of a vote “AGAINST” the proposal to approve the Merger and the Merger Agreement but there will be no effect on the proposal to adjourn the meeting.

Q: If I am an MCG stockholder and some or all of my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me?

A: No. With respect to the Merger and adjournment proposals, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the MCG special meeting and vote your shares in person. If you do not provide your broker with instructions or attend the MCG special meeting, there will be no effect on the vote for either proposal. Stockholders are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the MCG special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the MCG special meeting.

Q: Whom can I contact with any additional questions?

A: If you are a PFLT stockholder, you may call the PFLT proxy solicitor, AST Fund Solutions, at (877) 536-1560, with respect to any additional questions you may have. If you are an MCG stockholder, you may call the MCG proxy solicitor, MacKenzie Partners, Inc., at (212) 929-5500 or toll-free at (800) 322-2885 with respect to any additional questions you may have.

Q: Where can I find more information about PFLT and MCG?

A: You can find more information about PFLT and MCG in the documents described under the caption “Where You Can Find More Information.”

SUMMARY

This summary highlights some of the information contained elsewhere in this joint proxy statement and prospectus. It is not complete and may not contain all of the information that you may want to consider. PFLT urges you to read carefully this entire document, including “Risk Factors” beginning on page 26, and the other documents to which PFLT refers you to for a more complete understanding of the Merger. See “Where You Can Find More Information.” Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger

PennantPark Floating Rate Capital Ltd.

PennantPark Investment Advisers, LLC

PFLT Panama, LLC

PFLT Funding II, LLC

590 Madison Avenue

15th Floor

New York, NY 10022

(212) 905-1000

MCG Capital Corporation

1001 19th Street North

10th Floor

Arlington, VA 22209

(703) 247-7500

Organization and Structure of PFLT

PFLT, a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes PFLT has elected to be treated, and intends to qualify annually, as a RIC under the Code.

PFLT is a BDC whose objectives are to generate current income and capital appreciation by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies. Floating Rate Loans or variable-rate investments pay interest at variable-rates, which are determined periodically, on the basis of a floating base lending rate such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread.

PFLT believes that Floating Rate Loans to U.S. middle-market companies offer attractive risk adjusted returns due to a limited amount of capital available for such companies and the potential for rising interest rates. PFLT uses the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. PFLT’s investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. PFLT’s debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Under normal market conditions, PFLT generally expects that at least 80% of the value of its net assets plus any borrowings for investment purposes, or Managed Assets, will be invested in Floating Rate Loans and other investments bearing a variable-rate of interest. PFLT generally expects that senior secured loans, or first lien loans, will represent at least 65% of its overall portfolio. PFLT also generally expects to invest up to 35% of its overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments. PFLT’s investment size may generally range between $1 million and $15 million, on average, although it expects that this investment size will vary proportionately with the size of its capital base.

PFLT’s investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments it makes. PFLT has used, and expects to continue to use, its Credit Facility, proceeds from the rotation of its portfolio and proceeds from public and private offerings of securities to finance its investment objectives.

Funding I, PFLT’s wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011 and was formed in order to establish the Credit Facility.

Sub One and Sub Two are Delaware limited liability companies and newly formed wholly owned subsidiaries of PFLT. Sub One and Sub Two were formed in connection with and for the sole purpose of effecting the Merger.

Organization and Structure of MCG

MCG was incorporated in Delaware in 1998. On March 18, 1998, MCG changed its name from MCG, Inc. to MCG Credit Corporation and, on June 14, 2001, to MCG Capital Corporation. MCG is an internally managed, non-diversified, closed-end investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes it has elected to be treated, and intends to qualify annually, as a RIC under the Code.

MCG is a solutions-focused commercial finance company that provides capital and advisory services to lower middle-market companies throughout the United States. Generally, MCG’s portfolio companies use MCG’s capital investment to finance acquisitions, recapitalizations, buyouts, organic growth, working capital and other general corporate purposes.

MCG is an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC MCG must meet various regulatory tests, which include investing at least 70% of its total assets in private or thinly traded public U.S.-based companies and limitations on MCG’s ability to incur indebtedness unless immediately after such borrowing MCG has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt generally may not exceed 50% of the value of MCG’s assets).

In addition, MCG has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, MCG must meet certain requirements, including certain minimum distribution requirements. If the company satisfies these requirements, MCG generally will not have to pay corporate-level taxes on any income it distributes to its stockholders as distributions, allowing MCG to substantially reduce or eliminate its corporate-level tax liability. From time to time, MCG’s wholly owned subsidiaries may execute transactions that trigger corporate-level tax liabilities. In such cases, MCG recognize a tax provision in the period when it becomes more likely than not that the taxable event will occur.

Merger Structure

Pursuant to the terms of the Merger Agreement, in the Merger, Sub One will be merged with and into MCG and, immediately thereafter and as a single integrated transaction, MCG will be merged with and into Sub Two. Sub Two will be the surviving entity of the Merger as a wholly owned subsidiary of PFLT.

Based on the number of shares of PFLT Common Stock issued and outstanding at the closing of the Merger, or the Closing Date, it is expected PFLT stockholders will own approximately 56% of the outstanding PFLT Common Stock and MCG stockholders will own approximately 44% of the outstanding PFLT Common Stock. As a result of the Merger, PFLT will continue its operations as conducted before the Merger.

The Merger Agreement is attached as Annex A to this joint proxy statement and prospectus and is incorporated by reference into this joint proxy statement and prospectus. MCG and PFLT encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Merger.

Consideration

If the Merger is consummated, each share of MCG Common Stock outstanding immediately prior to the effective time (including shares of restricted MCG Common Stock which will vest upon the effective time) will be converted into the right to receive $4.521 in shares of PFLT Common Stock, subject to the payment of cash instead of fractional shares, and cash in the amount of $0.226 (subject to upward adjustment based on the market price of PFLT Common Stock). Based on the closing price of PFLT Common Stock on June 12, 2015 of $14.08, holders of MCG Common Stock would have been entitled to receive an additional $0.070 in cash consideration from PFLT Investment Adviser based on the adjustment mechanism for each share of MCG Common Stock held immediately prior to the Initial Merger.

Comparative Market Price of Securities

PFLT Common Stock trades on NASDAQ under the symbol “PFLT.” MCG Common Stock trades on NASDAQ under the symbol “MCGC.”

The following table presents the closing prices and most recently determined net asset values, or NAV, per share of PFLT Common Stock and MCG Common Stock on the last trading day before public announcement of the Merger and the last trading day prior to the date of this joint proxy statement and prospectus.

	PFLT Common Stock	MCG Common Stock
Closing Price at April 28, 2015	$14.15	$4.10
NAV per Share at March 31, 2015	$14.30	$4.75
Closing Price at June 29, 2015	$14.19	$4.67

The value of PFLT Common Stock to be received in the Merger will continue to fluctuate and, as a result, MCG stockholders will not know how many shares of PFLT Common Stock they will receive in the Merger at the time they vote.

Reasons for the Merger

PFLT

PFLT’s board of directors met several times to formally discuss and consider matters relating to the proposed Merger and Merger Agreement. During the course of these meetings, and in informal discussions with PFLT management, PFLT’s board of directors requested, received and discussed information from representatives of management, the PFLT Investment Adviser, as well as PFLT’s financial, legal and other advisors, regarding the strategic rationale for the proposed Merger, the potential benefits and drawbacks of the proposed Merger and Merger Agreement, the potential benefits and costs of the proposed Merger and the duties of PFLT’s board of directors in connection with the proposed Merger. PFLT’s board of directors approved the proposed Merger and Merger Agreement at a meeting on April 28, 2015. In reaching its determination that the Merger is in PFLT’s best interests and the best interests of PFLT’s stockholders, the PFLT board of directors considered a number of factors presented at that meeting or at a prior meeting, including the following:

•	Improved Scale. The Merger is anticipated to enhance PFLT’s ability to provide capital to financial sponsors and borrowers, which may expand PFLT’s reputation in the marketplace. With the ability to make larger investments, PFLT expects to add more value to financial sponsors and borrowers and to negotiate better terms for its portfolio investments.

•	Greater Diversification. The Merger should provide PFLT with a substantially larger asset base—initially comprised primarily of cash—which may provide the PFLT Investment Adviser with greater investment flexibility and investment options for PFLT, including the potential for greater diversification of portfolio investments and flexibility to manage PFLT’s leverage while maintaining an appropriate risk profile for PFLT stockholders.

•	Increased Market Capitalization and Additional Market Coverage. As the Merger is a synthetic equity offering that will almost double PFLT’s market capitalization, there is the potential for greater secondary market liquidity for PFLT Common Stock, which may result in tighter bid-ask spreads and increased trading volume. In addition, a larger asset base and access to more financial sponsors could result in additional market coverage of PFLT and, potentially, an increased focus by current and potential investors on PFLT.

•	Reduction in Expense Ratio. As a result of the Merger, PFLT’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) are anticipated to be spread across a larger asset base. As a result, the total annual operating expenses borne by PFLT stockholders is expected to be reduced.

•	Dilution to PFLT Stockholders. Although there will be no dilution to per share NAV as PFLT is not authorized to issue PFLT Common Stock at less than NAV, the proposed transaction is anticipated to result in some dilution to the earnings per share of PFLT Common Stock in the shorter-term, due to the period expected to be required to redeploy MCG’s assets (primarily cash). The PFLT board of directors considered information provided by management and Keefe, Bruyette & Woods, Inc., or KBW, as to current expectations for when the MCG assets acquired in the Merger would be fully invested and the ability of PFLT to start returning to PFLT stockholders net investment income in excess of the dilution resulting from the Merger. The point at which PFLT stockholders will begin to receive income in excess of the dilution depends on a series of factors (the outcome of which is not yet knowable), including the rate of deployment of capital, market conditions, investment performance and leverage.

•	Expected Costs of the Proposed Merger. The PFLT board of directors considered the costs to be borne by PFLT, regardless of whether the Merger is consummated, including its legal and financial adviser fees. The PFLT board of directors considered the costs to be borne by PFLT in light of the potential benefits of the Merger and noted that the PFLT Investment Adviser anticipated that the projected costs of the consummated Merger may be recovered over time. The PFLT board of directors also considered the fact that the PFLT Investment Adviser would be paying $0.226 in cash per share of MCG Common Stock and would also pay an additional amount in cash if the Merger share price is less than PFLT’s NAV as calculated just prior to closing of the Merger. The cash consideration payable by the PFLT Investment Adviser is not subject to reimbursement by PFLT.

•	Distributions to PFLT Stockholders. The Merger is not expected to reduce PFLT’s earnings such that PFLT would not be able to maintain current distribution rates to its stockholders. As a result of additional investment opportunities and flexibility due to the increase in assets from the acquisition of MCG, PFLT is expected to be able to continue to pay steady distributions to its stockholders and, after the “ramp up” period to invest the cash received in the Merger, may be able to increase distributions paid to PFLT stockholders.

•	Compliance with Regulatory Obligations. The Merger should not affect the ability of PFLT to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

•	Tax Considerations. The taxable nature of the Merger is not expected to have a material effect on PFLT or its stockholders. MCG’s capital loss carryforwards were not expected to be of material benefit to PFLT, so any restriction on the ability to utilize them as a result of the Merger was of limited importance.

•	Opinion of PFLT’s Financial Advisor. The financial presentation, dated April 28, 2015, of KBW to the PFLT board of directors and the KBW Opinion, dated April 28, 2015, to the PFLT board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to PFLT of the stock consideration in the Initial Merger, as more fully described below under “Opinion of PFLT’s Financial Advisor.”

The foregoing list does not include all the factors that PFLT’s board of directors considered in approving the proposed Merger and Merger Agreement and recommending that PFLT stockholders approve the issuance of PFLT Common Stock necessary to effectuate the proposed Merger. For a further discussion of the material factors considered by PFLT’s board of directors, see “The Merger—Reasons for the Merger.”

MCG

MCG’s board of directors consulted with representatives of management, as well as MCG’s financial and legal advisors and considered numerous factors, including the ones described below, and, as a result, determined that the Merger is in MCG’s best interest and the best interests of MCG’s stockholders.

Certain material factors considered by MCG’s board of directors, including its independent directors, include, among others:

•	Thorough Review of Strategic Alternatives;

•	Value Provided by the PFLT Transaction;

•	Resumption of Dividend Payments;

•	Strategic and Business Considerations;

•	Diversity of PFLT’s Portfolio;

•	Low Risk Profile of PFLT’s Portfolio;

•	Compatibility with Existing Investments;

•	Favorable Capital Structure;

•	Consistency of Earnings;

•	Low Cost Structure; and

•	Compatible Stockholder Base.

The foregoing list does not include all the factors that MCG’s board of directors considered in approving the Merger Agreement and the Merger and recommending that MCG stockholders approve the Merger Agreement and the Merger. For a further discussion of the material factors considered by MCG’s board of directors, see “The Merger—Reasons for the Merger.”

Risks Relating to the Proposed Merger

The Merger and the other transactions contemplated by the Merger Agreement are subject to the following risks. MCG and PFLT stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meetings. See “Risk Factors—Risks Relating to the Merger” below for a more detailed discussion of these factors.

•	MCG stockholders and PFLT stockholders will experience a reduction in percentage ownership and voting power as a result of the Merger.

•	PFLT may be unable to realize the benefits anticipated by the Merger, including the estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•	The Merger may trigger certain “change of control” provisions and other restrictions in contracts of PFLT and the failure to obtain any required consents or waivers could adversely impact the combined company.

•	The opinions delivered to the boards of directors of MCG and PFLT by the parties’ respective financial advisors will not reflect changes in circumstances between signing the Merger Agreement and completion of the Merger.

•	Termination of the Merger Agreement or the failure to close the Merger could negatively impact MCG and PFLT.

•	Under certain circumstances, MCG and PFLT are obligated to pay each other a termination fee upon termination of the Merger Agreement.

•	The Merger Agreement limits MCG’s ability to pursue alternatives to the Merger.

•	The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to MCG’s business and operations.

•	Certain persons related to MCG have interests in the Merger that differ from the interests of MCG stockholders.

•	PFLT may not immediately use the assets it acquires in the Merger to make additional investments in existing portfolio companies or make investments in new portfolio companies.

•	MCG will be subject to business uncertainties and contractual restrictions while the Merger is pending.

•	The shares of PFLT Common Stock to be received by MCG stockholders as a result of the Merger will have different rights associated with them than shares of MCG Common Stock currently held by them.

•	The market price of PFLT Common Stock after the Merger may be affected by factors different from those affecting MCG Common Stock or PFLT Common Stock currently.

Special Meeting of PFLT Stockholders

PFLT plans to hold its special meeting of common stockholders on August 14, 2015 at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036. At the PFLT special meeting, holders of PFLT Common Stock will be asked to:

•	approve the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement; and

•	adjourn the PFLT special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

You can vote at the PFLT special meeting if you owned PFLT Common Stock at the close of business on July 13, 2015. As of that date, there are anticipated to be approximately 14,898,056 shares of PFLT Common Stock outstanding and entitled to vote, 237,759 of which, or 1.6%, are anticipated to be owned beneficially or of record by directors and officers of PFLT.

Special Meeting of MCG stockholders

MCG plans to hold its special meeting of common stockholders on August 14, 2015 at 10:00 a.m., Eastern Time, at Hyatt Arlington, 1325 Wilson Boulevard, Arlington, Virginia, 22209. At the MCG special meeting, holders of MCG Common Stock will be asked to:

•	approve the Merger and the Merger Agreement; and

•	adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposal.

You can vote at the MCG special meeting if you owned MCG Common Stock at the close of business on July 13, 2015. As of that date, there are anticipated to be approximately 37,074,117 shares of MCG Common Stock outstanding and entitled to vote. Approximately 1,072,471 of such total outstanding shares, or 2.9%, are anticipated to be owned beneficially or of record by directors and officers of MCG.

PFLT’s Financial Advisor Has Provided an Opinion to PFLT’s Board of Directors Regarding the Fairness From a Financial Point of View to PFLT of the Stock Consideration in the Initial Merger

In connection with the Merger, PFLT’s financial advisor, KBW, delivered a written opinion, dated April 28, 2015, or the KBW Opinion, to PFLT’s board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to PFLT of the stock consideration in the Initial Merger. The full text of the KBW Opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the KBW Opinion, is attached as Annex C to this joint proxy statement and prospectus. The opinion was for the information of, and was directed to, the PFLT board of directors (in its capacity as such) in connection with its consideration of the financial terms of the merger. The KBW Opinion did not address the underlying business decision of PFLT to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the PFLT board of directors in connection with the Merger, and it does not constitute a recommendation to any holder of PFLT Common Stock or any stockholder of any other entity as to how to vote in connection with the Merger or any other matter.

Morgan Stanley Has Provided an Opinion to MCG’s Board of Directors Regarding the Merger

Morgan Stanley & Co. LLC, which is referred to as Morgan Stanley, was retained by the MCG board of directors to act as its financial advisor in connection with the proposed Merger. On April 28, 2015, Morgan Stanley rendered its oral opinion, which was subsequently confirmed in writing, to the MCG board of directors to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the merger consideration to be received by the holders of shares of MCG Common Stock (including shares of MCG Common Stock that will vest in full upon the closing of the Merger, which are referred to as the MCG Restricted Common Stock, but excluding (i) shares owned by MCG as treasury stock, (ii) shares owned by PFLT, (iii) subject to certain exceptions, shares owned by wholly owned subsidiaries of MCG or PFLT and (iv) shares owned by MCG stockholders who are entitled to and who properly exercise and perfect appraisal rights under Delaware law) pursuant to the Merger Agreement was fair from a financial point of view to the holders of shares of MCG Common Stock.

The full text of the written opinion of Morgan Stanley to the MCG board of directors, dated as of April 28, 2015, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this joint proxy statement and prospectus as Annex B, and is incorporated by reference into this joint proxy statement and prospectus in its entirety. The summary of the opinion of Morgan Stanley in this joint proxy statement and prospectus is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion and the section below captioned “The Merger—Opinion of Morgan Stanley & Co. LLC” summarizing Morgan Stanley’s opinion carefully and in their entirety. Morgan Stanley’s opinion was directed to the MCG board of directors, in its capacity as such, and addressed only the fairness from a financial point of view of the merger consideration to be received by the holders of shares of MCG Common Stock (including shares of MCG Restricted Common Stock, but excluding (i) shares owned by MCG as treasury stock, (ii) shares owned by PFLT, (iii) subject to certain exceptions, shares owned by wholly owned subsidiaries of MCG or PFLT and (iv) shares owned by MCG stockholders who are entitled to and who properly exercise and perfect appraisal rights under Delaware law) pursuant to the Merger Agreement, as of the date of the opinion, and did not address any other aspects or implications of the Merger. It was not intended to, and does not, constitute advice or a recommendation to any stockholder of MCG or PFLT as to how to vote at any stockholders’ meeting to be held pursuant to the Merger or whether to take any other action with respect to the Merger.

PFLT’s Board of Directors Unanimously Recommends That PFLT Stockholders Vote “FOR” Approval of the Issuance of PFLT Common Stock pursuant to the Merger

PFLT’s board of directors, including its independent directors, unanimously approved the Merger and the Merger Agreement, including the issuance of PFLT Common Stock in connection therewith, and recommends that PFLT stockholders vote “FOR” approval of the issuance of the PFLT Common Stock to be issued pursuant to the Merger Agreement and “FOR” approval of the proposal to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

MCG’s Board of Directors Unanimously Recommends That MCG Stockholders Vote “FOR” Approval of the Merger and the Merger Agreement

MCG’s board of directors, including its independent directors, believes that the Merger is advisable and in the best interest of MCG’s stockholders and unanimously recommends that its stockholders vote “FOR” approval of the Merger and the Merger Agreement, and “FOR” approval of the proposal to adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal.

Votes Required to Approve the Merger and Merger Agreement

The affirmative vote of the holders of at least a majority of the outstanding shares of MCG Common Stock entitled to vote is required to approve the Merger and the Merger Agreement. Stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the MCG special meeting, will have the same effect as if they voted “AGAINST” the Merger Agreement and the Merger.

Votes Required to Approve the Issuance of Shares of PFLT Common Stock Pursuant to the Merger Agreement

The affirmative vote of at least a majority of the votes cast by holders of PFLT Common Stock at a meeting at which a quorum is present is required to approve the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement. Stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the PFLT special meeting, will have no effect on the result of the vote.

Completion of the Merger

While there can be no assurances as to the exact timing, or that the Merger will be completed at all, MCG and PFLT are working to complete the Merger in the third quarter of 2015. As more fully described in this joint proxy statement and prospectus and in the Merger Agreement, the completion of the Merger depends on a number of conditions being satisfied or, where legally permissible, waived.

Interests of Certain Persons Related to MCG in the Merger

Certain persons related to MCG, including named executive officers and directors, have certain interests, including financial interests, in the Merger that may be different from, or in addition to, the interests of MCG stockholders. The MCG board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby. These interests include:

•	The terms of previously granted restricted shares of MCG Common Stock provide for the accelerated vesting of restricted shares upon the effective time of the transaction;

•	MCG previously entered into severance agreements with two of its executive officers and adopted a severance plan applicable to the other executive officer (and other employees), pursuant to which each of the executive officers of MCG are entitled to certain payments and benefits upon a qualifying termination of employment following the effective time of the Merger;

•	Pursuant to the Merger Agreement, MCG may establish certain incentive compensation pools that the MCG board of directors may use to retain employees and consultants, and the executive officers of MCG may receive distributions from the incentive compensation pool if the MCG board of directors exercises its right to make such payments; and

•	Members of the MCG board of directors and executive officers of MCG are entitled to continued indemnification and insurance coverage under the Merger Agreement.

Conditions That Must Be Satisfied or Waived for the Merger to Occur

As more fully described in the Merger Agreement, the obligations of MCG and PFLT to complete the Merger are subject to the satisfaction or, where permissible, waiver of certain conditions including the following:

•	the approvals of MCG and PFLT stockholders are obtained at their respective special meetings;

•	the registration statement, of which this joint proxy statement and prospectus forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC;

•	the absence of changes or events that have had or would reasonably be expected to have a material adverse effect on MCG or PFLT;

•	no order or law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement is in effect, and no such suit or proceeding is pending; and

•	the truth and accurateness of the representations and warranties and compliance with covenants of each other party in the Merger Agreement, subject to the materiality standards provided in the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement contains certain termination rights for MCG or PFLT, as applicable, including if:

•	the parties mutually agree to terminate;

•	the Merger has not been completed by January 28, 2016;

•	a governmental entity has issued a final and non-appealable order or promulgated a law prohibiting or making illegal the Merger or any of the other transactions contemplated by the Merger Agreement;

•	the stockholders of MCG fail to approve the Merger and the Merger Agreement;

•	the MCG board of directors has changed its recommendation in favor of the Merger and the Merger Agreement;

•	either party breaches its representations, warranties or covenants in the Merger Agreement such that the closing conditions cannot be satisfied;

•	the stockholders of PFLT fail to approve the issuance of PFLT Common Stock pursuant to the Merger; or

•	MCG receives a superior offer to the terms of the Merger Agreement to acquire MCG by a third-party;

Termination Fee

The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, MCG may be required to pay a termination fee of $7 million to PFLT and PFLT may be required to pay a reverse termination fee of $7 million to MCG. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of a termination fee. PFLT or MCG, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement. The boards of directors of each of PFLT and MCG have approved the amount of the termination fee which may be paid.

COMPARATIVE FEES AND EXPENSES

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of PFLT or MCG bears directly or indirectly and PFLT’s costs and expenses that are expected to be incurred in the first year following the Merger. PFLT and MCG caution you that the percentages indicated in the Pro Forma PFLT Combined column in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “PFLT,” or “MCG” stockholders will indirectly bear such fees or expenses as investors in PFLT or MCG, as applicable.

	Actual				Pro Forma PFLT Combined
	PFLT		MCG
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by PFLT and MCG	None	(1)	None	(1)	None	(1)
Offering expenses borne by PFLT and MCG	None	(1)	None	(1)	None	(1)
Dividend reinvestment plan expenses	None	(2)	None	(2)	None	(2)

Total stockholder transaction expenses paid by PFLT and MCG	None		None		None

	Actual		Pro Forma PFLT Combined
	PFLT	MCG
Annual expenses (as a percentage of consolidated net assets attributable to common stock) (3), (4):
Management fees (5)	1.63%	—%	1.12%
Incentive fees (6)	0.97%	—%	0.55%
Interest payments on borrowed funds (7)	1.56%	—%	0.88	%(8)
Other expenses (9)	1.04%	5.94%	2.19%

Total annual expenses (10)	5.20%	5.94%	4.74%

(1)	Purchases of shares of PFLT Common Stock or MCG Common Stock on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of PFLT Common Stock or MCG Common Stock. If there are any expenses in connection with the offering, they will be determined at the closing date.

(2)	PFLT maintains an “opt out” dividend reinvestment plan for its common stockholders. As a result, if PFLT declares a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of its common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. The expenses of the dividend reinvestment plan are included in “Other expenses.”

(3)	“Consolidated net assets attributable to common stock” equals net assets at March 31, 2015. For the Pro Forma Combined column, the net assets of PFLT on a pro forma basis as of March 31, 2015 were used. See “PFLT’s Pro Forma Condensed Consolidated Financial Statements” for more information. All expense ratios presented have been annualized.

(4)	MCG is internally managed by its management team acting under the supervision of its board of directors, and therefore pays operating costs associated with employing a management team and investment professionals instead of paying an investment advisory fee. The pro forma combined company’s annual expenses are consistent with the information presented in the Unaudited Pro Forma Condensed Consolidated Financial Statements included herein.

(5)

PFLT is externally managed by the PFLT Investment Adviser. Following completion of the Merger, the combined company will continue to be externally managed by the PFLT Investment Adviser. The pro forma combined company management fee has been calculated in a manner consistent with the PFLT Investment Management Agreement. PFLT’s contractual management fee is calculated at an annual rate of 1.00% of its average adjusted gross assets at the end of the two most recently completed calendar quarters. PFLT has assumed that the base management fee remains at 1.00% as set forth in the current PFLT Investment Management Agreement. Unless terminated earlier, the PFLT Investment Management Agreement will remain in effect if approved annually by its board of directors, or by the affirmative vote of the holders of a majority of its outstanding voting securities, including, in either case, approval by a majority of its directors who are not interested persons of PFLT or the PFLT Investment Adviser. Under the 1940 Act, any material change to the PFLT Investment Management Agreement must be submitted to PFLT’s stockholders for approval. See “Certain Relationships and Related Transactions of PFLT—PFLT Investment Management Agreement” for more information.

(6)	The portion of incentive fees paid to PFLT Investment Adviser with respect to net investment income and capital gains, if any, is based on actual amounts incurred during the six months ended March 31, 2015, annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless PFLT’s performance exceeds specified thresholds. The portion of PFLT’s incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the PFLT Investment Management Agreement, as of the termination date) and equals 20.0% of its realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and PFLT’s Consolidated Financial Statements, its incentive fees on capital gains are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. For purposes of pro forma incentive fees on capital gains, we have assumed no additional fees were earned. As PFLT cannot predict its future net investment income or capital gains, the incentive fee paid in future years, if any, may be substantially different than the fee earned during the six months ended March 31, 2015. The pro forma combined company incentive fees have been calculated in a manner consistent with GAAP. See “Certain Relationships and Related Transactions of PFLT—Investment Management Agreement” for more information.

(7)	“Interest payments on borrowed funds” represents the annualized interest expense based on actual interest and credit facility expenses incurred during the six months ended March 31, 2015. As of March 31, 2015, PFLT maintained a $200 million Credit Facility under which $117.3 million was outstanding bearing interest at LIBOR plus 200 basis points during the revolving period, which extends to May 2016, excluding the undrawn commitment fee of 0.50%. Although the pro forma combined information assumes no additional leverage, PFLT’s use of leverage, as calculated under the asset coverage requirements, or the asset coverage ratio, of the 1940 Act, may generally range between 70% and 90% of its net assets, or 40% and 50% of its managed assets. PFLT cannot assure investors that its leverage will remain within the range. The amount of leverage that PFLT employs will depend on its assessment of the market and other factors at the time of any proposed borrowing. PFLT has estimated the annual interest expense on borrowed funds, and cautions you that its actual interest expense will depend on prevailing interest rates and its rate of borrowing, which may be substantially higher than the estimates provided in this table. See “Risk Factors—Risks Relating to PFLT—Risks Relating to PFLT’s Business and Structure—PFLT currently uses borrowed funds to make investments and is exposed to the typical risks associated with leverage” for more information.

(8)	This is based on the assumption that borrowings and interest costs after the Merger will remain the same as those costs prior to the Merger. PFLT expects over time that as a result of additional investment purchases, and in turn, additional borrowings on the credit facility after the Merger, the combined company’s interest payments on borrowed funds may be more than the amounts estimated in the Unaudited Pro Forma Combined Statement of Operations and, accordingly, that estimated total expenses may be different than as reflected in the Unaudited Pro Forma Combined Statement of Operations for the six months ended March 31, 2015. However, the actual amount of leverage employed at any given time cannot be predicted. See “Risk Factors—Risks Relating to PFLT—Risks Relating to PFLT’s Business and Structure—If PFLT incurs additional debt, it could increase the risk of investing in PFLT’s shares” for more information.

(9)	Includes overhead expenses, in the case of PFLT, payments under the Administration Agreement based on its allocable portion of overhead and other expenses incurred by PFLT Administrator in performing its obligations under such administration agreement. In the case of MCG, such expenses are based on annualized employee salaries and benefits and employee stock awards, as applicable, and administrative expenses for the six months ended March 31, 2015. In the case of PFLT, such expenses are based on annualized “Other expenses” for the six months ended March 31, 2015. See “Certain Relationships and Related Transactions of PFLT—Administration Agreement” for more information. For the combined company, “Other expenses” were based on the amount indicated in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended March 31, 2015. The holders of shares of PFLT and MCG Common Stock (and not the holders of their debt securities, if any) indirectly bear the cost associated with their annual expenses. For the combined company, the “Other expenses” ratio is higher than for PFLT standalone because MCG’s “Other Expenses” excluding salaries and benefits exceeds PFLT’s level of expenses as a percentage of net assets.

(10)	To the extent that a company borrows money to make investments, its “Total annual expenses” as a percentage of consolidated net assets attributable to common stock will be higher than if that company were not leveraged. PFLT borrows money to leverage its net assets and increase its total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods prior to the Merger with respect to a hypothetical investment in MCG or PFLT or, following the Merger, the combined company’s common stock. In calculating the following expense amounts, each of MCG, PFLT and the combined company has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the table above. Transaction expenses related to the Merger are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return in:
MCG	$59	$176	$290	$567
PFLT
Assuming no return from net realized capital gains or net unrealized capital appreciation.	$42	$128	$216	$440
Assuming return from only realized capital gains and thus subject to the capital gains incentive fee.	$52	$156	$260	$517
Pro forma following the Merger
Assuming no return from net realized capital gains or net unrealized capital appreciation.	$42	$127	$214	$436
Assuming return from only realized capital gains and thus subject to the capital gains incentive fee.	$52	$155	$258	$514

The table above is to assist you in understanding the various costs and expenses that an investor in MCG, PFLT, or following the Merger, the combined company’s common stock will bear directly or indirectly. This example and the expenses in the table above should not be considered a representation of the companies’ future expenses. Actual expenses may be greater or less than those assumed. While the example assumes, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. In the case of PFLT and the combined company following the Merger, assuming a 5% annual return, the incentive fee under the PFLT Investment Management Agreement would not be earned or payable and is not included in the example. If PFLT or the combined company following the Merger achieves sufficient returns on its investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its expenses, and returns to its investors, would be higher. The example assumes that all dividends and distributions, if any, are reinvested at net asset value. Depending upon the market value of PFLT Common Stock, reinvestment of dividends and distributions under its dividend reinvestment plan may occur at a price per share that differs from, and which could be lower than, net asset value. See “PFLT Dividend Reinvestment Plan” for more information.

This example and the expenses in the table above should not be considered a representation of MCG, PFLT or, following the Merger, the combined company’s future expenses as actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF PFLT

The data below has been derived from PFLT’s audited and unaudited financial data and, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) that are necessary to present fairly the results of such periods. The Consolidated Statement of Operations data, Per share data and Consolidated Statement of Assets and Liabilities data are derived from PFLT’s audited and unaudited Consolidated Financial Statements. These selected financial data should be read in conjunction with PFLT’s Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of PFLT” for more information.

	Six Months Ended March 31,		Year Ended September 30,			For the period March 4, 2011 (commencement of operations) to September 30, 2011
	2015	2014	2014	2013	2012
	(unaudited)
(Dollar amounts in thousands, except per share data)
Consolidated Statements of Operations data:
Total investment income	$15,460	$14,467	$30,357	$18,867	$12,099	$2,947
Total expenses	5,535	7,515	13,721	8,344	5,789	2,626
Net investment income	9,925	6,952	16,636	10,523	6,310	320
Net realized and unrealized (loss) gain	(3,362)	6,342	3,878	1,461	5,651	(3,793)
Net increase (decrease) in net assets resulting from operations	6,563	13,294	20,514	11,985	11,961	(3,473)
Per share data:
NAV (at period end)	14.30	14.46	14.40	14.10	13.98	13.44
Net investment income (1)	0.67	0.47	1.12	1.10	0.92	0.05
Net realized and unrealized (loss) gain (1)	(0.23)	0.42	0.26	0.15	0.83	(0.56)
Net increase (decrease) in net assets resulting from operations (1)	0.44	0.89	1.38	1.25	1.75	(0.51)
Distributions declared (1), (2)	0.54	0.53	1.08	1.05	0.91	0.25
Consolidated Statements of Assets and Liabilities data:
Total assets	354,374	402,690	372,874	328,802	178,367	121,075
Total investment portfolio	335,525	389,208	348,428	317,804	171,834	110,724
Credit Facility payable (3)	117,593	173,200	146,949	99,600	75,123	24,650
Total NAV	212,971	215,353	214,528	210,066	95,744	92,072
Other data:
Total return (4)	5.85%	4.27%	8.05%	17.17%	29.43%	(28.13)%
Number of portfolio companies (5)	71	87	72	83	61	38
Yield on debt portfolio (5)	8.4%	8.1%	8.2%	8.1%	8.6%	8.0%

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	Determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(3)	At fair value.
(4)	Not annualized for a period of less than a year. Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with PFLT’s dividend reinvestment plan.
(5)	Unaudited.

SELECTED QUARTERLY DATA (Unaudited) (dollar amounts in thousands, except per share data)

	2015
	Q2	Q1
Total investment income	$7,983	$7,477
Net investment income	$4,456	$5,468
Net realized and unrealized gain (loss)	$1,668	$(5,030)
Net increase in net assets resulting from operations	$6,124	$438
Net increase in net assets resulting from operations per common share *	$0.41	$0.03
NAV per share at the end of the quarter	$14.30	$14.16
Market value per share at the end of the quarter	$14.03	$13.73

	2014
	Q4	Q3	Q2	Q1
Total investment income	$8,221	$7,669	$7,623	$6,844
Net investment income	$5,320	$4,363	$3,725	$3,228
Net realized and unrealized (loss) gain	$(3,043)	$579	$3,513	$2,829
Net increase in net assets resulting from operations	$2,278	$4,942	$7,237	$6,057
Net increase in net assets resulting from operations per common share *	$0.15	$0.33	$0.49	$0.41
NAV per share at the end of the quarter	$14.40	$14.52	$14.46	$14.24
Market value per share at the end of the quarter	$13.78	$14.29	$13.82	$13.73

	2013
	Q4	Q3	Q2	Q1
Total investment income	$6,095	$4,670	$4,140	$3,963
Net investment income	$3,581	$3,217	$1,666	$2,059
Net realized and unrealized gain (loss)	$1,866	$(1,650)	$1,540	$(294)
Net increase in net assets resulting from operations	$5,447	$1,567	$3,206	$1,765
Net increase in net assets resulting from operations per common share *	$0.39	$0.15	$0.45	$0.26
NAV per share at the end of the quarter	$14.10	$13.98	$14.10	$13.99
Market value per share at the end of the quarter	$13.78	$14.14	$13.96	$12.70

*	Based on weighted average shares outstanding for the respective periods, as applicable.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF MCG

The data below have been derived from MCG’s audited and unaudited financial data and, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) that are necessary to present fairly the results of such periods. The Consolidated Statement of Operations data, per share data and Consolidated Statement of Assets and Liabilities data for the three months ended March 31, 2015 and March 31, 2014 are derived from MCG’s Consolidated Financial Statements which have been reviewed by Ernst & Young LLP, an independent registered public accounting firm. The Consolidated Statement of Operations data, Per share data and Consolidated Statement of Assets and Liabilities data for the fiscal years ended December 31, 2014, 2013, 2012, 2011, and 2010 are derived from MCG’s audited Consolidated Financial Statements. These selected financial data should be read in conjunction with MCG’s Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MCG.”

	Three Months Ended March 31,		Year Ended December 31,
	2015	2014	2014	2013	2012	2011	2010
(Dollar amounts in thousands, except per share data)
Consolidated Statements of Operations data:
Total investment income	$1,954	$9,346	$26,813	$50,485	$60,993	$85,696	$89,569
Total expenses	2,241	5,023	23,670	20,589	42,187	48,038	49,004
Net investment (loss) income	(287)	4,323	3,143	29,896	18,806	37,658	40,565
Net realized and unrealized gain (loss)	1,584	(23,255)	(24,179)	(28,594)	(13,299)	(129,873)	(54,819)
Net increase (decrease) in net assets resulting from operations	1,299	(18,936)	(20,843)	1,176	4,998	(93,115)	(13,072)
Per share data:
NAV (1)	4.75	4.37	4.69	4.74	5.18	5.65	7.54
Net investment (loss) income (2)	(0.01)	0.06	0.06	0.42	0.25	0.49	0.54
Net realized and unrealized gain (loss) (2)	0.04	(0.33)	(0.44)	(0.40)	(0.18)	(1.71)	(0.69)
Net increase (decrease) in net assets resulting from operations (2)	0.03	(0.27)	(0.38)	0.02	0.07	(1.22)	(0.17)
Distributions declared	—	(0.13)	(0.25)	(0.50)	(0.58)	(0.66)	(0.37)
Consolidated Statements of Assets and Liabilities data:
Total assets	180,918	448,560	183,797	513,992	630,776	890,538	1,145,277
Total investment portfolio	50,134	326,298	75,332	368,873	477,724	741,166	1,009,705
Credit Facility payable	—	150,000	—	175,172	248,053	430,219	546,882
Total NAV	176,138	296,046	178,901	333,954	371,728	434,952	578,016
Other data:
Total return (3)	3.4%	-8.1%	-7.4%	6.5%	34.0%	33.7%	66.7%
Number of portfolio companies	5	33	7	34	44	60	71
Yield on debt portfolio	11.7%	11.4%	12.2%	12.2%	11.3%	10.7%	11.7%

(1)	Based on total number of shares outstanding.
(2)	Based on weighted-average number of shares outstanding for the respective periods.
(3)	Total return percentage is calculated by dividing the sum of the amount of dividends paid per share and the difference between the ending and beginning market price per share by the beginning market price per share.

SELECTED QUARTERLY DATA (Unaudited)

(dollar amounts in thousands, except per share data)

2015
Q1
Total investment income	$1,954
Net investment income (loss)	$(287)
Net realized and unrealized gain	$1,584
Net increase in net assets resulting from operations	$1,299
Net increase in net assets resulting from operations per common share	$0.03
NAV per share at the end of the quarter	$4.75
Market value per share at the end of the quarter	$3.96

	2014
	Q4	Q3	Q2	Q1
Total investment income	$2,278	$5,664	$9,525	$9,346
Net investment (loss) income	$(755)	$(976)	$551	$4,323
Net realized and unrealized gain (loss)	$2,786	$2,109	$(5,819)	$(23,255)
Net increase (decrease) in net assets resulting from operations	$2,076	$1,285	$(5,268)	$(18,936)
Net increase (decrease) in net assets resulting from operations per common share	$0.05	$0.03	$(0.09)	$(0.27)
NAV per share at the end of the quarter	$4.69	$4.48	$4.42	$4.37
Market value per share at the end of the quarter	$3.83	$3.52	$3.92	$3.79

	2013
	Q4	Q3	Q2	Q1
Total investment income	$11,179	$13,170	$12,890	$13,246
Net investment income	$6,333	$7,964	$7,556	$8,043
Net realized and unrealized gain (loss)	$(24,757)	$(4,616)	$1,012	$(233)
Net increase (decrease) in net assets resulting from operations	$(18,439)	$3,289	$8,574	$7,752
Net increase (decrease) in net assets resulting from operations per common share	$(0.26)	$0.05	$0.112	$0.11
NAV per share at the end of the quarter	$4.74	$5.10	$5.18	$5.18
Market value per share at the end of the quarter	$4.40	$5.04	$5.21	$4.78

UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following tables set forth unaudited pro forma condensed consolidated financial data for PFLT and MCG as a consolidated entity. The information as of September 30, 2014 is presented as if the Merger had been completed on October 1, 2013. The information as of March 31, 2015 is presented as if the Merger had been completed on October 1, 2014. The Merger follows the asset acquisition method of accounting as detailed in Accounting Standards Codification, or ASC, 805-50—Business Combinations—Related Issues.”

The Unaudited Pro Forma Condensed Consolidated Financial Data should be read together with the respective historical audited and Unaudited Consolidated Financial Statements and related notes to the financial statements of MCG and PFLT in this document. The Unaudited Pro Forma Condensed Consolidated Financial Data are presented for comparative purposes only and do not necessarily indicate what the future operating results or financial position of PFLT will be following completion of the Merger. The Unaudited Pro Forma Condensed Consolidated Financial Data does not include adjustments to reflect all net cost savings or other operational efficiencies that may be realized as a result of the Merger of MCG into PFLT.

PennantPark Floating Rate Capital Ltd. and Subsidiaries

Pro Forma Condensed Consolidated Financial Data

Unaudited

(in thousands, except per share data)

	For the Six Months Ended March 31, 2015	For the Year Ended September 30, 2014
Total investment income	$19,692	66,071
Total expenses	8,961	35,255

Net investment income	10,731	30,816

Net realized and unrealized gains (losses) on investments and credit facility	1,008	(47,844)

Net increase (decrease) in net assets resulting from operations	$11,739	(17,028)

	As of March 31, 2015
Total assets	$524,553
Total debt	$117,593
Total net assets	$378,370

UNAUDITED PRO FORMA PER SHARE DATA

The following selected Unaudited Pro Forma Per Share Data for the six months ended March 31, 2015 and for the year ended September 30, 2014 reflects the Merger and related transactions as if they had occurred on October 1, 2014 and 2013, respectively. The unaudited pro forma combined net asset value per common share outstanding reflects the Merger and related transactions as if they had occurred on March 31, 2015 and September 30, 2014.

Such Unaudited Pro Forma Combined Per Share Data are based on the historical financial statements of PFLT and MCG and on publicly available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements.” This Unaudited Pro Forma Combined Per Share Data are provided for illustrative purposes only and is not necessarily indicative of what the operating results, level of distributions or financial position of PFLT or MCG would have been had the Merger and related transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results, level of distributions or financial position. The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements” and other information included in or incorporated by reference into this document.

	As of and For the Six Months Ended March 31, 2015				As of and For the Year Ended September 30, 2014
(amounts in thousands except per share data)	PFLT	MCG	Pro forma Combined— PFLT	Per Equivalent MCG Share (3)	PFLT	MCG		Pro forma Combined— PFLT	Per Equivalent MCG Share (3)
Numerator for net increase (decrease) in net assets resulting from operations:	$6,563	$3,375	$11,739	—	$20,514	$(41,358)		$(17,028)	—
Basic	$0.44	$0.08	$0.44	$0.14	$1.38	$(0.66	)(4)	$(0.64)	$(0.20)
Diluted	$0.44	$0.08	$0.44	$0.14	$1.38	$(0.66	)(4)	$(0.64)	$(0.20)
Cash distributions declared (1)	$0.54	$—	$0.54	$0.17	$1.08	$0.37		$1.08	$0.34
Net asset value per share (2)	$14.30	$4.75	$14.24	$4.50	$14.40	$4.48		—	—

(1)	The cash distributions declared per share represent the actual distributions declared per share for the period presented. The pro forma combined distributions declared are the distributions per share as declared by PFLT.
(2)	The pro forma combined net asset value per share is computed by dividing the pro forma combined net assets as of March 31, 2015 by the pro forma combined number of shares outstanding.
(3)	MCG equivalent pro forma per share amount is calculated by multiplying the combined pro forma share amounts by the common stock exchange ratio of .3162.
(4)	For the year ended September 30, 2014, MCG excluded 712 weighted-average shares of restricted stock from the calculation of diluted loss per share because the inclusion of these shares would have had an anti-dilutive impact on the calculation of loss per share.

RISK FACTORS

In addition to the other information included in this joint proxy statement and prospectus, stockholders should consider the matters described below in determining whether to approve the Merger and the Merger Agreement, in the case of MCG stockholders, and approve the issuance of PFLT Common Stock pursuant to the Merger, in the case of PFLT stockholders. The risks set out below are not the only risks PFLT, MCG and, following the Merger, the combined company. Additional risks and uncertainties not currently known to PFLT or MCG or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined company’s business, financial condition or operating results. If any of the following events occur, PFLT, MCG or, following the Merger, the combined company’s business, financial condition or results of operations could be materially adversely affected.

RISKS RELATING TO THE MERGER

MCG stockholders and PFLT stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.

MCG stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in MCG prior to the Merger. Consequently, MCG stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of MCG. PFLT stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in PFLT prior to the Merger. Consequently, PFLT stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of PFLT. If the Merger is consummated, based on the number of shares of PFLT Common Stock issued and outstanding at the closing of the Merger, it is expected PFLT stockholders will own approximately 56% of the outstanding PFLT Common Stock and MCG stockholders will own approximately 44% of the outstanding PFLT Common Stock.

Under no circumstance will the aggregate cash consideration payable by the PFLT Investment Adviser exceed $11.339 million.

In connection with the Merger, each share of MCG Common Stock will be entitled to receive from the PFLT Investment Adviser $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock). Under no circumstance, however, will the aggregate cash consideration payable by the PFLT Investment Adviser exceed $11.339 million. As a result, if more than 12,000,000 shares of PFLT Common Stock are issued in the Merger and the Merger Share Price (as defined in the Merger Agreement) is less than the PFLT Closing NAV (as defined in the Merger Agreement), the upward adjustment component of the cash consideration you are entitled to receive may be less than $0.25 per share of PFLT Common Stock that you receive in the Merger. See “Description of the Merger Agreement.”

PFLT may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of MCG’s assets with PFLT’s business. There can be no assurance that MCG’s assets can be profitable or integrated successfully into PFLT’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of PFLT and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects could have a material adverse effect on the financial results of PFLT.

PFLT also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their operations. It is possible that the estimates of the potential cost savings could turn out to be incorrect. The cost savings estimates also assume PFLT’s ability to combine the operations of PFLT and MCG’s assets in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if PFLT is not able to successfully combine MCG’s assets with the operations of PFLT, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of PFLT and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of MCG and PFLT or their controlled affiliates will or may require the consent of one or more counterparties in connection with the Merger. The failure to obtain any such consent may permit such counterparties to terminate, or otherwise increase their rights or MCG’s or PFLT’s obligations under, any such agreement because the Merger may violate an anti-assignment, change of control or similar provision. If this occurs, PFLT may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. MCG and PFLT cannot assure you that PFLT will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger.

In addition, the consummation of the Merger may violate, conflict with, result in a breach of provisions of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under certain agreements of PFLT. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

The opinions delivered to the boards of directors of MCG and PFLT by the parties’ respective financial advisors will not reflect changes in circumstances between signing the Merger Agreement and completion of the Merger.

Neither MCG nor PFLT has obtained an updated opinion as of the date of this joint proxy statement and prospectus from their respective financial advisors and neither anticipates obtaining an updated opinion prior to closing of the Merger. Changes in the operations and prospects of MCG or PFLT, general market and economic conditions and other factors that may be beyond the control of MCG or PFLT may significantly alter the value of MCG or the prices of shares of PFLT Common Stock or MCG Common Stock by the time the Merger is completed. The opinions do not speak as of the time the Merger will be completed or as of any date other than the date of such opinions. The recommendations of the boards of directors of MCG and PFLT that their respective stockholders vote “FOR” approval of the matters described in this joint proxy statement and prospectus are made as of the date of this joint proxy statement and prospectus. For a description of the opinion MCG’s financial advisor, see “The Merger—Opinion of MCG’s Financial Advisors.” For a description of the opinion delivered by PFLT’s financial advisor, see “The Merger—Opinion of PFLT’s Financial Advisor.”

Termination of the Merger Agreement or the failure to close the Merger could negatively impact MCG and PFLT.

If the Merger Agreement is terminated, there may be various consequences, including:

•	MCG’s and PFLT’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•	the market price of MCG Common Stock and PFLT Common Stock might decline to the extent that the market price prior to such termination reflects a market assumption that the Merger will be completed;

•	in the case of MCG, it may not be able to find a party willing to pay an equivalent or more attractive price than the price PFLT has agreed to pay in the Merger; and

•	the payment of any termination fee or reverse termination fee, if required under the circumstances, could adversely affect the financial condition and liquidity of MCG or PFLT.

The Merger may not be completed. If the Merger is not completed, PFLT and MCG will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed.

Under certain circumstances, a termination fee may be payable by MCG or PFLT upon termination of the Merger Agreement.

The Merger Agreement provides for the payment by MCG of a termination fee to PFLT of $7 million if the Merger is terminated by MCG or PFLT under certain circumstances including termination to pursue a Superior Proposal to the Merger. In addition, the Merger Agreement provides for a payment by PFLT of a reverse termination fee of $7 million to MCG if PFLT is unable to obtain the necessary votes of PFLT stockholders to approve the issuance of PFLT Common Stock. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of a termination fee. PFLT or MCG, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement. The boards of directors of each of PFLT and MCG have approved the amount of the termination fee which may be paid.

The Merger Agreement limits MCG’s ability to pursue alternatives to the Merger.

The Merger Agreement contains provisions that limit MCG’s ability to solicit, discuss or negotiate competing third-party proposals to acquire all or a significant part of MCG. These provisions, which are typical for transactions of this type, and include a $7 million termination fee payable under certain circumstances, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of MCG from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Merger or might result in a potential competing acquiror proposing to pay a lower per share price to acquire MCG than it might otherwise have proposed to pay.

The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to MCG’s business and operations.

The Merger is subject to closing conditions, including certain approvals of MCG’s and PFLT’s respective stockholders, that, if not satisfied, will prevent the Merger from being completed. The closing condition that MCG’s stockholders approve the Merger and the Merger Agreement may not be waived under applicable law and must be satisfied for the Merger to be completed. MCG currently expects that all directors and executive officers of MCG will vote their shares of MCG Common Stock in favor of the proposals presented at the MCG special meeting. If MCG’s stockholders do not approve the Merger and the Merger Agreement and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on MCG’s business and operations. In addition to the required approvals of MCG’s and PFLT’s stockholders, the Merger is subject to a number of other conditions beyond MCG’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither MCG nor PFLT can predict whether and when these other conditions will be satisfied.

Certain persons related to MCG have interests in the Merger that differ from the interests of MCG stockholders.

Certain persons related to MCG have financial interests in the Merger that are different from, or in addition to, the interests of MCG’s stockholders. The members of the MCG board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in recommending to MCG stockholders that the Merger Agreement and Merger be approved. These interests are described in more detail in the section of this joint proxy statement and prospectus entitled “The Merger—Interests of Certain Persons Related to MCG in the Merger.”

Based on the assumptions set forth in “The Merger—Interests of Certain Persons Related to MCG in the Merger,” MCG’s chief executive officer, principal financial officer, other most highly compensated current executive officer as of the end of the fiscal year ended December 31, 2014, who are referred to in this proxy statement as the MCG Named Executive Officers, may be entitled to receive aggregate payments of approximately $3,144,461 in severance payments (including continuation of welfare benefits and tax gross up amounts) under MCG’s benefit plans. In addition, two of the MCG Named Executive Officers may be entitled to receive $1,592,544 in connection with restricted shares of MCG Common Stock that will vest upon the consummation of the Merger.

PFLT may not immediately use the cash and cash equivalents it acquires in the Merger to make additional investments in existing portfolio companies or make investments in new portfolio companies.

Pending the investment by PFLT in existing or new portfolio companies, PFLT will invest the cash acquired in the Merger primarily in cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income PFLT earns on such temporary investments will generally be significantly less than what it would expect to receive from its existing investments in portfolio companies, and pending the investment by PFLT in similar investments, PFLT’s income may be limited.

MCG will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

Uncertainty about the effect of the Merger may have an adverse effect on MCG while the Merger is pending. These uncertainties may impair MCG’s ability to retain and motivate key personnel until the Merger is consummated and could cause those that deal with MCG to seek to change their existing relationships with MCG. Retention of certain employees may be challenging during the pendency of the Merger, as certain employees may experience uncertainty about their future following completion of the Merger. In addition, the Merger Agreement restricts MCG from taking actions that it might otherwise consider to be in its best interests. These restrictions may prevent MCG from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see the section entitled “Description of the Merger Agreement—Conduct of Business Pending Completion of the Merger” for a description of the restrictive covenants to which MCG is subject.

The shares of PFLT Common Stock to be received by MCG stockholders as a result of the Merger will have different rights associated with them than shares of MCG Common Stock currently held by them.

The rights associated with MCG Common Stock are different from the rights associated with PFLT Common Stock. See the section of this joint proxy statement and prospectus entitled “Comparison of Stockholder Rights.”

As discussed in the section entitled “Comparison of Stockholder Rights,” material differences in the rights of MCG stockholders and PFLT stockholders include:

•	the fact that PFLT stockholders have the right to call special meetings under certain circumstances and MCG stockholders do not;

•	the fact that appraisal rights are not available with respect to shares of PFLT Common Stock but are available with respect to shares of MCG Common Stock under certain circumstances;

•	the different business combination statutes applicable to each of MCG and PFLT under Delaware law and Maryland law, respectively; and

•	the right of MCG stockholders to amend MCG’s bylaws, while PFLT’s bylaws may only be amended by the PFLT board of directors.

The market price of shares of PFLT Common Stock after the Merger may be affected by factors different from those affecting MCG Common Stock or shares of PFLT Common Stock currently.

The businesses of PFLT and MCG differ in some respects and, accordingly, the results of operations of the combined company and the market price of PFLT Common Stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of each of PFLT or MCG.

RISKS RELATING TO PFLT

Risks Relating to PFLT’s Business and Structure

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the United States, which could have a materially negative impact on PFLT’s business, financial condition and results of operations.

The U.S. capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. PFLT may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels could have a material adverse effect on PFLT’s business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage PFLT’s business.

PFLT is required to record its assets at fair value, as determined in good faith by its board of directors in accordance with PFLT’s valuation policy. As a result, volatility in the capital markets may have a material adverse effect on PFLT’s valuations and its NAV, even if PFLT holds investments to maturity. Volatility or dislocation in the capital markets may depress PFLT’s stock price below its NAV per share and create a challenging environment in which to raise equity and debt capital. As a BDC, PFLT is generally not able to issue additional shares of PFLT Common Stock at a price less than PFLT’s NAV without first obtaining approval for such issuance from PFLT’s stockholders and independent directors. Additionally, PFLT’s ability to incur indebtedness is limited by the asset coverage ratio for a BDC, as defined under the 1940 Act. Declining portfolio values negatively impact PFLT’s ability to borrow additional funds under the Credit Facility because PFLT’s NAV is reduced for purposes of the asset coverage ratio. If the fair value of PFLT’s assets declines substantially, PFLT may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause PFLT to lose its status as a BDC and materially impair PFLT’s business operations. A lengthy disruption in the credit markets could also materially decrease demand for PFLT’s investments.

The significant disruption in the capital markets experienced in the past had, and may in the future have a negative effect on the valuations of PFLT’s investments and on the potential for liquidity events involving PFLT’s investments. The debt capital that may be available to PFLT in the future may be at a higher cost and have less favorable terms and conditions than those currently in effect. If PFLT’s financing costs increase and PFLT has no increase in interest income, then its net investment income will decrease. A prolonged inability to raise capital may require PFLT to reduce the volume of investments it originates and could have a material adverse impact on its business, financial condition and results of operations. This may also increase the probability that other structural risks negatively impact PFLT. These situations may arise due to circumstances that PFLT may be unable to control, such as a lengthy disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or recession or an operational problem that affects third parties or PFLT, and could materially damage PFLT’s business, financial condition and results of operations.

Market developments may adversely affect PFLT’s business and results of operations by reducing availability and/or triggering mandatory prepayment under Funding I’s Credit Facility.

In addition to the applicable asset coverage ratio that restricts PFLT’s ability to borrow under the Credit Facility, the Credit Facility contains various covenants applicable to Funding I. For example, the income coverage covenant, or test, compares the amount of interest received on the portfolio loans held by Funding I to the amount of interest payable under the Credit Facility to affiliates of SunTrust Bank, or the Lenders, and certain other expenses. To meet this test, the aggregate amount of interest received on the portfolio loans must equal at least 125% of the interest payable in respect to the Lenders and other parties. Failure to satisfy the various covenants under the Credit Facility could accelerate repayment under the Credit Facility or otherwise require changes in the priority of distributions under the payment waterfall, which could materially and adversely affect PFLT’s liquidity, financial condition and results of operations. Funding I’s borrowings under the Credit Facility are collateralized by the assets in Funding I’s investment portfolio. The agreements governing the Credit Facility require Funding I to comply with certain financial and operational covenants. These covenants include:

•	A requirement to retain PFLT’s status as a RIC;

•	A requirement to maintain a minimum amount of stockholder’s equity; and

•	A requirement that PFLT’s outstanding borrowings under the Credit Facility not exceed a certain percentage of the values of its portfolio companies.

PFLT’s continued compliance with these covenants depends on many factors, some of which are beyond its control. A material decrease in PFLT’s NAV in connection with additional borrowings could result in an inability to comply with PFLT’s obligation to restrict the level of indebtedness that PFLT is able to incur in relation to the value of its assets or to maintain a minimum level of stockholders’ equity. This could have a material adverse effect on PFLT’s operations, as it would reduce availability under the Credit Facility and could trigger mandatory prepayment obligations under the terms of the Credit Facility.

PFLT operates in a highly competitive market for investment opportunities.

A number of entities compete with PFLT to make the types of investments that it makes in middle-market companies. PFLT competes with public and private funds, including other BDCs, commercial and investment banks, commercial financing companies, collateralized loan obligation, or CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Many of PFLT’s potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than PFLT does. For example, PFLT believes some competitors have a lower cost of funds and access to funding sources that are not available to PFLT. In addition, some of PFLT’s competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than PFLT. Furthermore, many of PFLT’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on PFLT as a BDC. PFLT cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, PFLT may not be able to take advantage of attractive investment opportunities from time to time, and PFLT can offer no assurance that it will be able to identify and make investments that are consistent with its investment objectives.

Participants in PFLT’s industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. PFLT does not seek to compete primarily based on the interest rates its offers, and PFLT believes that some of its competitors may make loans with interest rates that are lower than the rates PFLT offers. PFLT may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. However, if PFLT matches its competitors’ pricing, terms and structure, it may experience decreased net interest income and increased risk of credit loss.

PFLT’s borrowers may default on their payments, which may have a materially negative effect on PFLT’s financial performance.

PFLT’s primary business exposes it to credit risk, and the quality of its portfolio has a significant impact on its earnings. Credit risk is a component of PFLT’s fair valuation of its portfolio companies. Negative credit events will lead to a decrease in the fair value of PFLT’s portfolio companies.

In addition, market conditions have affected consumer confidence levels, which may harm the business of PFLT’s portfolio companies and result in adverse changes in payment patterns. Increased delinquencies and default rates would negatively impact PFLT’s results of operations. Deterioration in the credit quality of PFLT’s portfolio could have a material adverse effect on PFLT’s business, financial condition and results of operations. If interest rates rise, some of PFLT’s portfolio companies may not be able to pay the escalating interest on PFLT’s loans and may default.

PFLT makes long-term loans and debt investments, which may involve a high degree of repayment risk. PFLT’s investments with a deferred interest feature, such as original issue discount, or OID, income, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis. PFLT invests in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially impact the ability of PFLT’s borrowers to repay their loans, which could significantly damage PFLT’s business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by PFLT or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on the secured assets. This could trigger cross-defaults under other agreements and jeopardize PFLT’s portfolio company’s ability to meet its obligations under the loans or debt securities that PFLT holds. In addition, PFLT’s portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with PFLT’s securities. This means that payments on such senior-ranking securities may have to be made before PFLT receive any payments on its subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a material adverse effect on PFLT’s financial condition and results of operations.

Any unrealized losses PFLT experiences on its investment portfolio may be an indication of future realized losses, which could reduce PFLT’s income available for distribution.

As a BDC, PFLT is required to carry its investments at fair value, which is derived from a market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of PFLT’s board of directors, then PFLT would carry its investments at fair value as determined in good faith by or under the direction of PFLT’s board of directors. Decreases in the market values or fair values of PFLT’s investments are recorded as unrealized depreciation or loss. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to PFLT.

If the fair value of PFLT’s portfolio companies reflects future realized losses, this would ultimately result in reductions of PFLT’s income available for distribution in future periods and could materially harm PFLT’s results of operations and cause a material decline in the value of PFLT Common Stock.

PFLT may be the target of securities litigation.

If PFLT’s stock price fluctuates significantly, PFLT may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from PFLT’s business and cause a material adverse effect on PFLT’s business, financial condition and results of operations.

PFLT is dependent upon the PFLT Investment Adviser’s key personnel for PFLT’s future success, and if the PFLT Investment Adviser is unable to hire and retain qualified personnel or if the PFLT Investment Adviser loses any member of its management team, PFLT’s ability to achieve its investment objectives could be significantly harmed.

PFLT depends on the diligence, skill and network of business contacts of the senior investment professionals of the PFLT Investment Adviser. PFLT also depends, to a significant extent, on the PFLT Investment Adviser’s access to the investment information and deal flow generated by these investment professionals and any others that may be hired by the PFLT Investment Adviser. Subject to the overall supervision of PFLT’s board of directors, the managers of the PFLT Investment Adviser evaluates, negotiates, structures, closes and monitors PFLT’s investments. PFLT’s future success depends on the continued service of management personnel of the PFLT Investment Adviser. The departure of managers of the PFLT Investment Adviser could have a material adverse effect on PFLT’s ability to achieve its investment objectives. In addition, PFLT can offer no assurance that the PFLT Investment Adviser will remain PFLT’s investment adviser. The PFLT Investment Adviser has the right, under the investment management agreement between PFLT and the PFLT Investment Adviser, or the PFLT Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether PFLT has found a replacement or not.

If the PFLT Investment Management Agreement is terminated, PFLT’s costs under new agreements that it enters into may increase. In addition, PFLT will likely incur significant time and expense in locating alternative parties to provide the services it expects to receive under the PFLT Investment Management Agreement. Any new investment management agreement would also be subject to approval by PFLT’s stockholders.

PFLT is exposed to risks associated with changes in interest rates that may affect its cost of capital and net investment income.

Since PFLT borrows money to make investments, its net investment income depends, in part, upon the difference between the rate at which PFLT borrows funds and the rate at which PFLT invests those funds. As a result, PFLT can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates, PFLT’s cost of funds will increase and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor, which could reduce PFLT’s net investment income. PFLT may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit PFLT’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on PFLT’s business, financial condition and results of operations. Also, PFLT has limited experience in entering into hedging transactions, and it will initially have to purchase or develop such expertise. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of PFLT—Quantitative and Qualitative Disclosures About Market Risk” for more information.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to PFLT’s debt investments. Accordingly, an increase in interest rates would make it easier for PFLT to meet or exceed the incentive fee hurdle applicable under the PFLT Investment Management Agreement and may result in a substantial increase of the amount of incentive fees payable to the PFLT Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

General interest rate fluctuations may have a substantial negative impact on PFLT’s investments, the value of PFLT Common Stock and PFLT’s rate of return on invested capital. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with higher interest rates which may have an adverse impact on PFLT’s net investment income. An increase in interest rates could decrease the value of any investments PFLT holds which earn fixed interest rates or are subject to interest rate floors and also could increase PFLT’s interest expense, thereby decreasing its net income. Also, an increase in interest rates available to investors could make an investment in PFLT Common Stock less attractive if PFLT is not able to increase its dividend rate, which could reduce the value of PFLT Common Stock.

PFLT’s financial condition and results of operation depend on its ability to manage future growth effectively.

PFLT’s ability to achieve its investment objectives depends on its ability to grow, which depends, in turn, on the PFLT Investment Adviser’s ability to identify, invest in and monitor companies that meet PFLT’s investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the PFLT Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to PFLT and its access to financing on acceptable terms. The management team of the PFLT Investment Adviser has substantial responsibilities under the PFLT Investment Management Agreement. In order to grow, the PFLT Investment Adviser will need to hire, train, supervise and manage new employees. However, PFLT can offer no assurance that any such employees will contribute effectively to the work of the PFLT Investment Adviser. PFLT cautions you that the principals of the PFLT Investment Adviser or PFLT Administrator may also be called upon to provide and currently do provide managerial assistance to portfolio companies and other investment vehicles, including other BDCs, which are managed by the PFLT Investment Adviser. Such demands on their time may distract them or slow PFLT’s rate of investment. Any failure to manage PFLT’s future growth effectively could have a material adverse effect on PFLT’s business, financial condition and results of operations.

PFLT is highly dependent on information systems and systems failures could have a material adverse effect on its business, financial condition and results of operations.

PFLT’s business depends on the communications and information systems, including financial and accounting systems, of the PFLT Investment Adviser, PFLT Administrator and PFLT’s sub-administrator. Any failure or interruption of such systems could cause delays or other problems in PFLT’s activities. This, in turn, could have a material adverse effect on PFLT’s business, financial condition and results of operations.

PFLT may not replicate the historical performance of other investment companies and funds with which its investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the PFLT Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve PFLT’s investment objectives. In addition, the investment philosophy and techniques used by the PFLT Investment Adviser may differ from those used by other investment companies and funds advised by the PFLT Investment Adviser. Accordingly, PFLT can offer no assurance that it will replicate the historical performance of other investment companies and funds with which its investment professionals have been affiliated, and PFLT cautions that its investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on PFLT’s part to maintain its status as a BDC would reduce its operating flexibility.

If PFLT does not remain a BDC, it might be regulated as a closed-end investment company under the 1940 Act, which would subject it to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease its operating flexibility, which could have a material adverse effect on PFLT’s business, financial condition and results of operations.

Loss of RIC tax status would substantially reduce net assets and income available for debt service and distributions.

PFLT has operated and continues to operate so as to maintain its election to be taxed as a RIC under Subchapter M of the Code. If PFLT meets source of income, quarterly asset diversification, and distribution requirements, it generally will not be subject to corporate-level income taxation on income it timely distributes, or is deemed to distribute, to its stockholders as distributions. PFLT would cease to qualify for such tax treatment if it were unable to comply with these requirements. In addition, PFLT may have difficulty meeting the requirement to make distributions to PFLT’s stockholders because in certain cases PFLT may recognize income before or without receiving cash representing such income. If PFLT fails to qualify as a RIC, it will have to pay corporate-level taxes on all of its income whether or not it distributes it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of its distributions to PFLT’s stockholders. Even if PFLT qualifies as a RIC, it generally will be subject to a 4% nondeductible excise tax if it does not distribute an amount generally at least equal to the sum of (1) 98% of PFLT’s net ordinary income (for the calendar year), (2) 98.2% of the sum of PFLT’s capital gain net income (during each 12-month period ending on October 31), and (3) the sum of any net ordinary income plus capital gain net ordinary income for preceding years that were not distributed during such years and on which PFLT paid no U.S. federal income tax.

PFLT may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For federal income tax purposes, PFLT includes in income certain amounts that it has not yet received in cash, such as OID and payment-in-kind interest, or PIK interest, which represents interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to PFLT’s overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before PFLT receives any corresponding cash payments. PFLT also may be required to include in income certain other amounts that it will not receive in cash, such as amounts attributable to foreign currency transactions.

The part of the incentive fee payable by PFLT that relates to its net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

In some cases PFLT may recognize income before or without receiving cash representing such income. As a result, PFLT may have difficulty meeting the Annual Distribution Requirement (as defined below) and obtaining RIC tax benefits. Accordingly, PFLT may have to sell some of its investments at times or prices PFLT would not consider advantageous, or raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on PFLT’s business, financial condition and results of operations. If PFLT is not able to obtain cash from other sources, it may fail to qualify for RIC tax benefits and thus be subject to corporate-level income tax.

Because PFLT intends to distribute substantially all of its income to its stockholders to maintain its status as a RIC, PFLT will need to raise additional capital to finance its growth. If funds are not available to PFLT, PFLT may need to curtail new investments, and PFLT Common Stock value could decline.

In order to satisfy the requirements applicable to a RIC, PFLT intends to distribute to its stockholders substantially all of its net ordinary income and net capital gains. However, PFLT may retain certain net long-term capital gains and pay applicable income taxes with respect thereto and elect to treat as deemed distributions to PFLT’s stockholders. As a BDC, PFLT generally is required to meet a 200% asset coverage ratio of total assets to total senior securities, which includes all of PFLT’s borrowings, and any preferred stock PFLT may issue in the future. This requirement limits the amount PFLT may borrow. If the value of PFLT’s assets declines, PFLT may be unable to satisfy this test. If that happens, PFLT may be required to sell a portion of its investments or sell additional PFLT Common Stock and, depending on the nature of PFLT’s leverage, to repay a portion of its indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of PFLT’s current stockholders in PFLT.

PFLT is partially dependent on Funding I for cash distributions to enable PFLT to meet the RIC distribution requirements. Funding I may be limited by its covenants from making certain distributions to PFLT that may be necessary to maintain PFLT’s status as a RIC. PFLT may have to request a waiver of these covenant’s restrictions for Funding I to make certain distributions to maintain PFLT’s RIC status. PFLT cannot assure you that Funding I will be granted such a waiver, and if Funding I is unable to obtain a waiver, compliance with the covenants may result in a corporate-level income tax on PFLT.

Regulations governing PFLT’s operation as a BDC will affect PFLT’s ability to, and the way in which PFLT, raises additional capital.

PFLT’s business requires a substantial amount of capital. PFLT may acquire additional capital from the issuance of additional senior securities or other indebtedness, the issuance of additional shares of PFLT Common Stock, the issuance of warrants or subscription rights to purchase certain of PFLT’s securities, or from securitization transactions. However, PFLT may not be able to raise additional capital in the future on favorable terms or at all. PFLT may issue debt securities or preferred securities, which PFLT refers to collectively as “senior securities,” and PFLT may borrow money from banks, or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits PFLT to issue senior securities or incur indebtedness only in amounts permissible under the asset coverage definition under the 1940 Act. PFLT’s ability to pay dividends or issue additional senior securities would be restricted if PFLT’s asset coverage ratio was not met. If the value of PFLT’s assets declines, PFLT may be unable to satisfy this test. If that happens, PFLT may be required to liquidate a portion of its investments and repay a portion of its indebtedness at a time when such sales may be disadvantageous, which could materially damage PFLT’s business.

•	Senior Securities. As a result of issuing senior securities, PFLT is exposed to typical risks associated with leverage, including an increased risk of loss. If PFLT issues preferred securities, they would rank “senior” to PFLT Common Stock in PFLT’s capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of PFLT Common Stock. Furthermore, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for PFLT stockholders or otherwise be in your best interest. PFLT’s senior securities may include conversion features that cause them to bear risks more closely associated with an investment in PFLT Common Stock.

•

Additional PFLT Common Stock. PFLT’s board of directors may decide to issue PFLT Common Stock to finance PFLT’s operations rather than issuing debt or other senior securities. As a BDC, PFLT is generally not able to issue PFLT Common Stock at a price below NAV per share without first obtaining certain approvals from PFLT’s stockholders and PFLT’s board of directors. Also, subject to the requirements of the 1940 Act, PFLT may issue rights to acquire PFLT Common Stock at a price below the current NAV per share of the PFLT Common Stock if PFLT’s board of directors determines that such sale is in PFLT’s best interests and the best interests of PFLT stockholders. In any such case, the price at which PFLT’s securities are to be issued and sold may not be less than a price, that in the determination of PFLT’s board of directors, closely approximates the market value of such securities. However, when required to be undertaken, the procedures used by the board of directors to determine the NAV per share of PFLT Common Stock within 48 hours of each offering of PFLT Common Stock may differ materially from and will necessarily be more abbreviated than the procedures used by the board of directors to determine the NAV per share of PFLT Common Stock at the end of each quarter because there is an extensive process each quarter to determine the NAV per share of PFLT Common Stock which cannot be completed in 48 hours. Such procedures may yield a NAV that is less precise than the NAV determined at the end of each quarter. PFLT will not offer transferable subscription rights to PFLT’s stockholders at a price equivalent to less than the then current NAV per share of PFLT Common Stock, excluding underwriting commissions, unless PFLT first files a post-effective amendment that is declared effective by the SEC with respect to such issuance and the PFLT Common Stock to be purchased in connection with such rights represents no more than one-third of PFLT’s outstanding stock at the time such rights are issued. In addition, for PFLT to file a post-effective amendment to a registration statement on Form N-2, PFLT must then be qualified to register PFLT’s securities under the requirements of Form S-3. PFLT may actually issue shares above or below a future NAV. If PFLT raises additional funds by issuing more PFLT Common Stock or warrants or senior securities convertible into, or exchangeable for, PFLT Common Stock, the percentage ownership of PFLT stockholders at that time would decrease, and PFLT stockholders would experience voting dilution.

•	Securitization. In addition to issuing securities to raise capital as described above, PFLT anticipates that in the future, as market conditions permit, PFLT may securitize PFLT’s loans to generate cash for funding new investments. To securitize loans, PFLT may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who PFLT would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though PFLT expects the pool of loans that PFLT contributes to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require PFLT to consolidate the securitization vehicle’s financial statements with PFLT’s financial statements, any debt issued by it would be generally treated as if it were issued by PFLT for purposes of the asset coverage ratio applicable to PFLT. In such case, PFLT would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. PFLT’s retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, PFLT would earn an incremental amount of income on its retained equity but it would be exposed, up to the amount of equity it retained, to that proportion of any losses it would have experienced if it had continued to hold the loans in its portfolio. PFLT may hold subordinated debentures in any such securitization vehicle and, if so, PFLT would not consider such securities to be senior securities. An inability to successfully securitize PFLT’s loan portfolio could limit PFLT’s ability to grow its business and fully execute its business strategy and adversely affect PFLT’s earnings, if any. Moreover, the successful securitization of a portion of PFLT’s loan portfolio might expose PFLT to losses as the residual loans in which PFLT does not sell interests will tend to be those that are riskier and less liquid.

PFLT currently uses borrowed funds to make investments and is exposed to the typical risks associated with leverage.

Because PFLT borrows funds through Funding I to make investments, it is exposed to increased risk of loss due to PFLT’s use of debt to make investments. A decrease in the value of PFLT’s investments will have a greater negative impact on the NAV attributable to PFLT Common Stock than it would if PFLT did not use debt. PFLT’s ability to pay distributions is restricted when its asset coverage ratio is not met and any cash that it uses to service its indebtedness is not available for distribution to PFLT’s common stockholders.

PFLT’s current debt is governed by the terms of the Credit Facility and may in the future be governed by an indenture or other instrument containing covenants restricting its operating flexibility. PFLT bears, and indirectly PFLT’s stockholders bear, the cost of issuing and servicing debt. Any convertible or exchangeable securities that PFLT issues in the future may have rights, preferences and privileges more favorable than those of PFLT Common Stock.

If PFLT incurs additional debt, it could increase the risk of investing in its shares.

PFLT has indebtedness outstanding pursuant to the Credit Facility and expects in the future to borrow additional amounts under the Credit Facility or other debt securities, subject to market availability, and, may increase the size of the Credit Facility. PFLT cannot assure you that its leverage will remain at current levels. The amount of leverage that PFLT employs will depend upon its assessment of the market and other factors at the time of any proposed borrowing. Lenders have fixed dollar claims on PFLT’s assets that are superior to the claims of PFLT common stockholders or preferred stockholders, if any, and PFLT has granted a security interest in Funding I’s assets in connection with Credit Facility borrowings. In the case of a liquidation event, those lenders would receive proceeds before PFLT common stockholders. Any future debt issuance will increase PFLT’s leverage and may be subordinate to the Credit Facility. In addition, borrowings or debt issuances, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in PFLT’s securities. Leverage is generally considered a speculative investment technique. If the value of PFLT’s assets decreases, then leveraging would cause the NAV attributable to PFLT Common Stock to decline more than it otherwise would have had PFLT not utilized leverage. Similarly, any decrease in PFLT’s revenue would cause its net income to decline more than it would have had PFLT not borrowed funds and could negatively affect PFLT’s ability to make distributions on its common or preferred stock. PFLT’s ability to service any debt that it incurs depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures.

As of March 31, 2015, PFLT had outstanding borrowings of $117.3 million under the Credit Facility with a current interest rate of 2.18% exclusive of the fees on the undrawn commitment of 0.50%. Accordingly, to cover the annual interest on PFLT’s borrowings outstanding at March 31, 2015, at the then current rate, PFLT would have to receive an annual yield of at least 0.77%. This example is for illustrative purposes only, and actual interest rates on the Credit Facility or any future borrowings are likely to fluctuate. The costs associated with PFLT’s borrowings, including any increase in the management fee or incentive fee payable to the PFLT Investment Adviser, are and will be borne by PFLT common stockholders.

The following table is designed to illustrate the effect on return to a holder of PFLT Common Stock of the leverage created by PFLT’s use of borrowing at March 31, 2015 of 33% of total assets (including such borrowed funds), at a current interest rate at the time of 2.18%, and assumes hypothetical annual returns on PFLT’s portfolio of minus 10 to plus 10 percent. The table also assumes that PFLT will maintain a constant level and weighted average rate of leverage. The amount of leverage and cost of borrowing that PFLT uses will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses) (1)	(10.0)%	(5.0)%	—%	5.0%	10.0%
Corresponding return to common stockholders (2)	(17.8)	(7.5)	(1.2)	7.1	15.4

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, PFLT’s projected or actual performance.

(2)	In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of PFLT’s assets at the beginning of the period to obtain an assumed return to PFLT. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of PFLT’s net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

PFLT may in the future determine to fund a portion of its investments with debt securities, which would magnify the potential for loss and the risks of investing in PFLT.

As a result of any issuance of debt securities, PFLT would be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by PFLT stockholders. Payment of interest on such debt securities must take preference over any other distributions or other payments to PFLT stockholders. If PFLT issues debt securities in the future, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting PFLT’s operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, PFLT may be required to abide by operating and investment guidelines that could further restrict PFLT’s operating flexibility. Furthermore, any cash that PFLT uses to service its indebtedness would not be available for the payment of distributions to PFLT common stockholders.

PFLT’s credit ratings may not reflect all risks of an investment in its debt securities.

PFLT’s credit ratings, if any, are an assessment of PFLT’s ability to pay its obligations. Consequently, real or anticipated changes in PFLT’s credit ratings will generally affect the market value of any publicly issued debt securities. PFLT’s credit ratings, generally may not reflect the potential impact of risks related to market conditions or other factors discussed above on the market value of, or trading market for, any publicly issued debt securities.

Market conditions may make it difficult to extend the maturity of or refinance PFLT’s existing indebtedness and any failure to do so would have a material adverse effect on PFLT’s business.

The Credit Facility expires in May 2018. PFLT utilizes the Credit Facility to make investments in its portfolio companies. The life of PFLT’s investments typically exceeds the duration of PFLT’s indebtedness under the Credit Facility. This means that PFLT will have to extend the maturity of the Credit Facility or refinance PFLT’s indebtedness under the Credit Facility in order to avoid selling investments at a time when such sales may be at prices that are disadvantageous to it, which could materially damage PFLT’s business. In addition, future market conditions may affect PFLT’s ability to renew or refinance the Credit Facility on terms as favorable as those in PFLT’s existing Credit Facility. If PFLT fails to extend or refinance the indebtedness outstanding under the Credit Facility by the time it becomes due and payable, the administrative agent of the Credit Facility may elect to exercise various remedies, including the sale of all or a portion of the collateral securing the Credit Facility, subject to certain restrictions, any of which could have a material adverse effect on PFLT’s business, financial condition and results of operations. The illiquidity of PFLT’s investments may make it difficult for it to sell such investments. If PFLT is required to sell its investments on short-term notice, it may not receive the value that it has recorded for such investments, and this could materially affect PFLT’s results of operations.

PFLT may in the future determine to fund a portion of its investments with preferred stock, which is another form of leverage and would magnify the potential for loss and the risks of investing in PFLT.

Preferred stock, which is another form of leverage, has the same risks to PFLT common stockholders as borrowings because the dividends on any preferred stock PFLT issues must be cumulative. If PFLT issues preferred securities they would rank “senior” to PFLT Common Stock in its capital structure. Payment of dividends on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any dividends or other payments to PFLT common stockholders. Also, preferred stockholders are not, typically, subject to any of PFLT’s expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of PFLT common stockholders. Also, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for PFLT common stockholders or otherwise be in your best interest.

PFLT’s interests in Funding I are subordinated.

PFLT owns 100% of the equity interests in Funding I. PFLT consolidates Funding I in PFLT’s Consolidated Financial Statements and treats the indebtedness of Funding I as PFLT’s leverage. PFLT’s interests in Funding I (other than the management fees that the PFLT Investment Adviser has irrevocably directed to be paid to PFLT) are subordinate in priority of payment to every other obligation of Funding I and are subject to certain payment restrictions set forth in the Credit Facility documents. PFLT may receive cash distributions on its equity interests in Funding I only after it has made all (1) required cash interest and, if applicable, principal payments to the Lenders, (2) required administrative expenses and (3) claims of other unsecured creditors of Funding I. PFLT cannot assure you that there will be sufficient funds available to make any distributions to PFLT or that such distributions will meet its expectations.

PFLT’s equity interests in Funding I are subordinate to all of the secured and unsecured creditors, known or unknown, of Funding I, including the Lenders. Consequently, to the extent that the value of Funding I’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital losses exceeding gains on the underlying assets, prepayments or changes in interest rates, the return on PFLT’s investment in Funding I could be reduced. Accordingly, PFLT’s investment in Funding I is subject to a complete risk of loss.

PFLT may not receive cash on its equity interests from Funding I.

Except for management fees that the PFLT Investment Adviser has irrevocably directed to be paid to PFLT, PFLT receives cash from Funding I only to the extent that PFLT receives distributions on its equity interests in Funding I. Funding I may make equity distributions on such interests only to the extent permitted by the payment priority provisions of the Credit Facility. The Credit Facility generally provides that payments on such interests may not be made on any payment date unless all amounts owing to the Lenders and other secured parties are paid in full. In the event that PFLT fails to receive cash from Funding I, PFLT could be unable to make distributions to PFLT’s stockholders in amounts sufficient to qualify as a RIC. PFLT also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.

If PFLT issues preferred stock, debt securities or convertible debt securities, the NAV and market value of PFLT Common Stock may become more volatile.

PFLT cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of PFLT Common Stock. The issuance of preferred stock, debt securities and/or convertible debt would likely cause the NAV and market value of PFLT Common Stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on PFLT’s investment portfolio, the benefit of leverage to the holders of PFLT Common Stock would be reduced or entirely eliminated. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on PFLT’s portfolio, the use of leverage would result in a lower rate of return to the holders of PFLT Common Stock than if PFLT had not issued the preferred stock or debt securities. Any decline in the NAV of PFLT’s investment would be borne entirely by the holders of PFLT Common Stock. Therefore, if the market value of PFLT’s portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of PFLT Common Stock than if PFLT were not leveraged through the issuance of preferred stock, debt securities or convertible debt. This decline in NAV would also tend to cause a greater decline in the market price for PFLT Common Stock.

There is also a risk that, in the event of a sharp decline in the value of PFLT’s net assets, PFLT would be in danger of failing to maintain required asset coverage ratios or other covenants which may be required by the preferred stock, debt securities and/or convertible debt or risk a downgrade in the ratings of the preferred stock, debt securities and/or convertible debt or PFLT’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, PFLT might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, PFLT would pay (and the holders of PFLT Common Stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities, convertible debt or any combination of these securities may have different interests than holders of PFLT Common Stock and may at times have disproportionate influence over PFLT’s affairs.

Holders of any preferred stock that PFLT may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including conversion to open-end status and, accordingly, preferred stockholders could veto any such changes in addition to any ability of common and preferred stockholders, voting together as a single class, to veto such matters. Restrictions imposed on the declarations and payment of distributions to the holders of PFLT Common Stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair PFLT’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on PFLT’s business, financial condition and results of operations.

PFLT may in the future issue securities for which there is no public market and for which it expects no public market to develop.

In order to raise additional capital, PFLT may issue debt or other securities for which no public market exists, and for which no public market is expected to develop. If PFLT issues shares of PFLT Common Stock as a component of a unit security, PFLT would expect the PFLT Common Stock to separate from the other securities in such unit after a period of time or upon occurrence of an event and to trade publicly on NASDAQ, which may cause volatility in PFLT’s publicly traded common stock. To the extent PFLT issue securities for which no public market exists and for which no public market develops, a purchaser of such securities may not be able to liquidate the investment without considerable delay, if at all. If a market should develop for PFLT’s debt and other securities, the price may be highly volatile, and PFLT’s debt and other securities may lose value.

There are significant potential conflicts of interest which could impact PFLT’s investment returns.

The professionals of the PFLT Investment Adviser and PFLT Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as PFLT does or of investment funds managed by affiliates of PFLT that currently exist or may be formed in the future. The PFLT Investment Adviser and PFLT Administrator may be engaged by such funds at any time and without the prior approval of PFLT’s stockholders or PFLT’s board of directors. PFLT’s board of directors monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of PFLT or PFLT’s stockholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the PFLT Investment Adviser, may serve as officers and directors of PFLT’s affiliated funds. In addition, PFLT notes that any affiliated investment vehicles currently formed or formed in the future and managed by the PFLT Investment Adviser or its affiliates may have overlapping investment objectives with PFLT’s own and, accordingly, may invest in asset classes similar to those targeted by PFLT. As a result, the PFLT Investment Adviser may face conflicts in allocating investment opportunities between PFLT and such other entities. Although the PFLT

Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, PFLT may not be given the opportunity to participate in investments made by investment funds managed by the PFLT Investment Adviser or an investment manager affiliated with the PFLT Investment Adviser. In any such case, when the PFLT Investment Adviser identifies an investment, it is forced to choose which investment fund should make the investment. PFLT may co-invest on a concurrent basis with any other affiliates that the PFLT Investment Adviser currently has or forms in the future, subject to compliance with applicable regulations and regulatory guidance and PFLT’s allocation procedures.

In the ordinary course of PFLT’s investing activities, PFLT pays investment advisory and incentive fees to the PFLT Investment Adviser, and reimburses the PFLT Investment Adviser for certain expenses it incurs. As a result, investors in PFLT Common Stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the PFLT Investment Adviser has interests that differ from those of PFLT’s stockholders, giving rise to a conflict.

PFLT has entered into a license agreement with the PFLT Investment Adviser, pursuant to which the PFLT Investment Adviser has agreed to grant PFLT a royalty-free non-exclusive license to use the name “PennantPark.” The license agreement will expire (i) upon expiration or termination of the PFLT Investment Management Agreement, (ii) if the PFLT Investment Adviser ceases to serve as PFLT’s investment adviser, (iii) by either party upon 60 days’ written notice or (iv) by the PFLT Investment Adviser at any time in the event PFLT assigns or attempt to assign or sublicense the license agreement or any of PFLT’s rights or duties thereunder without the prior written consent of the PFLT Investment Adviser. Other than with respect to this limited license, PFLT has no legal right to the “PennantPark” name.

In addition, PFLT pays PFLT Administrator, an affiliate of the PFLT Investment Adviser, PFLT’s allocable portion of overhead and other expenses incurred by PFLT Administrator in performing its obligations under the administration agreement between PFLT and PFLT Administrator, or the Administration Agreement, including rent and PFLT’s allocable portion of the cost of PFLT’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that PFLT’s board of directors must monitor.

The ability to sell investments held by Funding I is limited.

The Credit Facility places restrictions on the collateral manager’s ability to sell investments. As a result, there may be times or circumstances during which the collateral manager is unable to sell investments or take other actions that might be in PFLT’s best interests.

The trading market or market value of any publicly issued debt or convertible debt securities may be volatile.

If PFLT publicly issues debt or convertible debt securities, they initially will not have an established trading market. PFLT cannot assure investors that a trading market for its publicly issued debt or convertible debt securities would develop or be maintained if developed. In addition to PFLT’s creditworthiness, many factors may have a material adverse effect on the trading market for, and market value of, PFLT’s publicly issued debt or convertible debt securities.

These factors include the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for PFLT’s debt securities. This too may have a material adverse effect on the market value of the debt securities or the trading market for the debt securities. PFLT’s debt securities may include convertible features that cause them to more closely bear risks associated with an investment in PFLT Common Stock.

Terms relating to redemption may have a material adverse effect on the return on any debt securities.

If PFLT issues debt securities that are redeemable at its option, it may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, PFLT may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rates paid on the debt securities. In this circumstance, a holder of PFLT’s debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If PFLT issues subscription rights or warrants for PFLT Common Stock, your interest in PFLT may be diluted as a result of such rights or warrants offering.

Stockholders who do not fully exercise rights or warrants issued to them in an offering of subscription rights or warrants to purchase PFLT Common Stock should expect that they will, at the completion of an offering, own a smaller proportional interest in PFLT than would otherwise be the case if they fully exercised their rights or warrants. PFLT cannot state precisely the amount of any such dilution in share ownership because it does not know what proportion of the PFLT Common Stock would be purchased as a result of any such offering.

In addition, if the subscription price or warrant exercise price is less than PFLT’s NAV per share of PFLT Common Stock at the time of an offering, then PFLT’s stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any such decrease in NAV is not predictable because it is not known at this time what the subscription price, warrant exercise price or NAV per share will be on the expiration date of such rights offering or what proportion of PFLT Common Stock will be purchased as a result of any such offering.

PFLT may experience fluctuations in its quarterly results.

PFLT could experience fluctuations in its quarterly operating results due to a number of factors, including the interest rate payable on the debt securities it acquires, the default rate on such securities, the level of PFLT’s expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which PFLT encounters competition in its markets and general economic conditions. However, as a result of PFLT’s irrevocable election to apply the fair value option to the Credit Facility future decreases of fair value of PFLT’s debt will have a corresponding increase to PFLT’s NAV. Further increases of fair value of PFLT’s debt will have the opposite effect. Any future indebtedness that PFLT elects the fair value option for may have similar effects on its NAV as the Credit Facility. This will tend to mitigate volatility in PFLT’s earnings and NAV. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The impact of recent financial reform legislation on PFLT is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became effective in 2010. Although many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act, the Dodd-Frank Act may nevertheless have a material adverse impact on the financial services industry as a whole and on PFLT’s business, financial condition and results of operations. Accordingly, PFLT is continuing to evaluate the effect the Dodd-Frank Act or implementing its regulations will have on its business, financial condition and results of operations.

Changes in laws or regulations governing PFLT’s operations may adversely affect PFLT’s business.

PFLT and its portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on PFLT’s business. See “Regulation” for more information.

PFLT’s board of directors may change PFLT’s investment objectives, operating policies and strategies without prior notice or stockholder approval.

PFLT’s board of directors has the authority to modify or waive certain of PFLT’s operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act PFLT may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. PFLT cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of PFLT Common Stock. Nevertheless, the effects may adversely affect PFLT’s business and impact PFLT’s ability to make distributions.

Risks Relating to the Illiquid Nature of PFLT’s Portfolio Securities

PFLT invests in illiquid assets, and its valuation procedures with respect to such assets may result in recording values that are materially different than the values PFLT ultimately receives upon disposition of such assets.

All of PFLT’s investments are recorded using broker or dealer quotes, or at fair value as determined in good faith by PFLT’s board of directors. PFLT expects that primarily most, if not all, of its investments (other than cash and cash equivalents) and the fair value of the Credit Facility will be classified as Level 3 under the Financial Accounting Standards Board, or FASB, ASC Topic 820, Fair Value Measurements and Disclosures, or ASC 820. This means that the portfolio valuations will be based on unobservable inputs and PFLT’s own assumptions about how market participants would price the asset or liability. PFLT expects that inputs into the determination of fair value of its portfolio investments and Credit Facility borrowings will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer materially reduces the reliability of such information.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments PFLT makes. In determining fair value in good faith, PFLT generally obtains financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, PFLT is not permitted to provide a general reserve for anticipated loan losses; PFLT is instead required by the 1940 Act to specifically fair value each individual investment on a quarterly basis. PFLT records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value. Likewise, PFLT records unrealized depreciation if it believes that the underlying portfolio company has depreciated in value. As a result, there will be uncertainty as to the value of PFLT’s portfolio investments.

PFLT adjusts quarterly the valuation of its portfolio to reflect its board of directors’ determination of the fair value of each investment in its portfolio. Any changes in fair value are recorded on its Consolidated Statements of Operations as net change in unrealized appreciation or depreciation.

At March 31, 2015, all of PFLT’s investments were recorded at fair value as approved in good faith by its board of directors. PFLT’s board of directors uses the services of one or more nationally recognized independent valuation firms to aid it in determining the fair value of its investments. The factors that may be considered in fair value pricing of PFLT’s investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, PFLT’s determinations of fair value may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. PFLT’s NAV could be adversely affected if its determinations regarding the fair value of its investments were materially higher or lower than the values that PFLT ultimately realizes upon the disposal of such investments.

The lack of liquidity in PFLT’s investments may adversely affect its business.

PFLT may acquire its investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. PFLT typically exits its investments when the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering of the company, but PFLT is not required to do so.

The illiquidity of PFLT’s investments may make it difficult or impossible for it to sell such investments if the need arises, particularly at times when the market for illiquid securities is substantially diminished. In addition, if PFLT is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it had previously recorded its investments, which could have a material adverse effect on its business, financial condition and results of operations. In addition, PFLT may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that it has material non-public information regarding such portfolio company.

Investments purchased by PFLT that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm PFLT’s business.

A general disruption in the credit markets could materially damage PFLT’s business.

PFLT is susceptible to the risk of significant loss if it is forced to discount the value of its investments in order to provide liquidity to meet its liability maturities. Funding I’s borrowings under the Credit Facility are collateralized by the assets in its investment portfolio. A general disruption in the credit markets could result in a diminished appetite for PFLT’s securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of PFLT’s assets declines substantially, it may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause PFLT to lose its status as a BDC and materially impair its business operations. PFLT’s liquidity could be impaired further by an inability to access the capital markets or to draw down Funding I’s Credit Facility. These situations may arise due to circumstances that PFLT may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or PFLT, and could materially damage PFLT’s business.

PFLT relies in part on its over-the-counter securities, which have and may continue to face liquidity constraints under recent market conditions, to provide it with adequate liquidity.

The market for over-the-counter traded securities has and may continue to experience limited liquidity and other weakness as the viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

Risks Relating to PFLT’s Investments

PFLT’s investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

PFLT intends to invest primarily in Floating Rate Loans, which may consist of senior secured loans, mezzanine debt and selected equity investments issued by U.S. middle-market companies.

1.	Floating Rate Loans: Floating rate loans PFLT invests in are usually rated below investment grade or may also be unrated. Investments in Floating Rate Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to PFLT, and such defaults could reduce PFLT’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate by portfolio companies, and a floating rate loan may lose significant market value before a default occurs and PFLT may experience losses due to the inherent illiquidity of the investments. Moreover, any specific collateral used to secure a floating rate loan may decline in value or become illiquid, which would adversely affect the floating rate loan’s value. Floating rate loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment-grade, variable-rate securities.

Floating rate loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to PFLT, a reduction in the value of the investment and a potential decrease in PFLT’s NAV. There can be no assurance that the liquidation of any collateral securing a floating rate loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a borrower, PFLT could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. The collateral securing a Floating Rate Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the rights in collateral of such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. Either such step could materially negatively affect PFLT’s performance.

PFLT may acquire Floating Rate Loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and PFLT may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, PFLT generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and it may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, PFLT will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, PFLT will not be able to conduct the same level of due diligence on a borrower or the quality of the Floating Rate Loan with respect to which it is buying a participation as it would conduct if it were investing directly in the Floating Rate Loan. This difference may result in PFLT being exposed to greater credit or fraud risk with respect to such Floating Rate Loans than it expected when initially purchasing the participation.

2.	Senior Secured Loans: When PFLT extends senior secured loans, which PFLT defines to include first lien debt, it will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, although this will not always be the case. PFLT expects this security interest, if any, to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing PFLT’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, PFLT’s lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that PFLT will receive principal and interest payments according to the loan’s terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.

3.	Mezzanine Debt: PFLT’s mezzanine debt investments, which PFLT defines to include second lien secured and subordinated debt, will generally be subordinated to senior secured loans and will generally be unsecured. PFLT’s second lien debt is subordinated debt that benefits from a collateral interest in the borrower. As such, other creditors may rank senior to PFLT in the event of insolvency. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect PFLT’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject PFLT and its stockholders to non-cash income. Since PFLT may not receive cash interest or principal prior to the maturity of some of its mezzanine debt investments, such investments may be of greater risk than cash paying loans.

4.	Equity Investments: PFLT has made and expects to continue to make select equity investments, all of which are subordinated to debt investments. In addition, when PFLT invests in senior secured loans or mezzanine debt, it may acquire warrants to purchase equity investments from time to time. PFLT’s goal is ultimately to dispose of these equity investments and realize gains upon its disposition of such interests. However, the equity investments PFLT receives may not appreciate in value and, in fact, may decline in value. Accordingly, PFLT may not be able to realize gains from its equity investments, and any gains that it does realize on the disposition of any equity investments may not be sufficient to offset any other losses it experiences. In addition, many of the equity securities in which PFLT invests may not pay dividends on a regular basis, if at all.

In addition, investing in middle-market companies involves a number of significant risks, including:

•	companies may be highly leveraged, have limited financial resources and may be unable to meet their obligations under their debt securities that PFLT holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of PFLT realizing any guarantees it may have obtained in connection with its investment;

•	they typically have shorter operating histories, more limited publicly-available information, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on PFLT’s portfolio company and, in turn, on PFLT;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, PFLT’s executive officers, directors and the PFLT Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from PFLT’s investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Under the 1940 Act PFLT may invest up to 30% of its assets in investments that are not qualifying assets for business development companies. If PFLT does not invest a sufficient portion of its assets in qualifying assets, it could be precluded from investing in assets that it deems to be attractive.

As a BDC, PFLT may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of its total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a maximum market capitalization of $250 million. Qualifying assets also include cash, cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment.

PFLT believes that most of its debt and equity investments do and will constitute qualifying assets. However, PFLT may be precluded from investing in what it believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If PFLT does not invest a sufficient portion of its assets in qualifying assets, it will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent PFLT from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require PFLT to dispose of investments at inappropriate times in order to comply with the 1940 Act. If PFLT needs to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, PFLT may have difficulty in finding a buyer and, even if it does find a buyer, it may have to sell the investments at a substantial loss.

PFLT is a non-diversified investment company within the meaning of the 1940 Act, and therefore it generally is not limited with respect to the proportion of its assets that may be invested in securities of a single issuer.

PFLT is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that it is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that PFLT assumes large positions in the securities of a small number of issuers, its NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. PFLT may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond PFLT’s income tax diversification requirements, it does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair PFLT’s portfolio companies and harm its operating results.

Many of PFLT’s portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans from PFLT during these periods. Therefore, PFLT’s number of non-performing assets is likely to increase, and the value of its portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of PFLT’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in PFLT’s portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase PFLT’s funding costs, limit PFLT’s access to the capital markets or result in a decision by lenders not to extend credit to PFLT. These events could prevent PFLT from increasing investments and materially harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by PFLT or other lenders could lead to defaults and potential termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize PFLT’s portfolio company’s ability to meet its obligations under the debt securities that PFLT holds. PFLT may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Depending on the facts and circumstances of PFLT’s investments and the extent of PFLT’s involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize its debt investments as equity investments and subordinate all or a portion of its claim to that of other creditors. This could occur regardless of how PFLT may have structured its investment.

If PFLT fails to make follow-on investments in its portfolio companies, this could materially impair the value of its portfolio.

Following an initial investment in a portfolio company, PFLT may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part its equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of its investment.

PFLT has the discretion to make any follow-on investments, subject to the availability of capital resources and regulatory considerations. PFLT may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and PFLT’s initial investment, or may result in a missed opportunity for it to increase its participation in a successful operation. Even if PFLT has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because it is inhibited by compliance with BDC requirements or the desire to maintain its RIC status.

Because PFLT does not generally hold controlling equity interests in its portfolio companies, it is not in a position to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of its investments.

Because PFLT does not generally have controlling equity positions in its portfolio companies, it is subject to the risk that a portfolio company may make business decisions with which it disagrees, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to its interests. Due to the lack of liquidity for the debt and equity investments that PFLT typically holds in its portfolio companies, PFLT may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company, and may therefore suffer a decrease in the value of its investments.

An investment strategy focused primarily on privately held companies, including controlling equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

PFLT has invested and intends to continue to invest primarily in privately held companies. Generally, little public information exists about these companies, and PFLT relies on the ability of the PFLT Investment

Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, PFLT may not make a fully informed investment decision, and it may lose value on its investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could have a material adverse impact on PFLT’s investment returns as compared to companies investing primarily in the securities of public companies.

PFLT’s portfolio companies may incur debt that ranks equally with, or senior to, its investments in such companies.

PFLT invests primarily in Floating Rate Loans issued by its portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, PFLT’s investments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which PFLT is entitled to receive payments in respect of the debt securities in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to PFLT’s investment in that portfolio company would typically be entitled to receive payment in full before PFLT receives any distribution in respect of its investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to PFLT. In the case of debt ranking equally with debt securities in which PFLT invests, PFLT would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

PFLT’s incentive fee may induce the PFLT Investment Adviser to make speculative investments.

The incentive fee payable by PFLT to the PFLT Investment Adviser may create an incentive for PFLT Investment Adviser to make investments on PFLT’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the PFLT Investment Adviser is calculated based on a percentage of PFLT’s return on invested capital. This may encourage the PFLT Investment Adviser to use leverage to increase the return on PFLT’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of PFLT Common Stock. In addition, the PFLT Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on PFLT’s investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the PFLT Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in PFLT’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of PFLT’s incentive fee payable by it to the PFLT Investment Adviser that relates to PFLT’s investment income is computed and paid on income that has been accrued but that has not been received in cash. The PFLT Investment Adviser is not obligated to reimburse PFLT for any such incentive fees even if PFLT subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that PFLT will pay incentive fees with respect to income that it never receives in cash.

PFLT’s investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

PFLT’s investment strategy contemplates potential investments in securities of companies located outside of the United States. Investments in securities located outside the United States would not be qualifying assets under Section 55(a) of the 1940 Act. Investing in companies located outside of the United States may expose PFLT to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of PFLT’s investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. PFLT may employ hedging techniques such as using the Credit Facility’s multicurrency capability to minimize these risks, but it can offer no assurance that it will, in fact, hedge currency risk or, that if it does, such strategies will be effective.

PFLT may make investments that cause its stockholders to bear investment advisory fees and other expenses on such investments in addition to its management fees and expenses.

PFLT may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. To the extent PFLT so invests, it will bear the ratable share of any such investment company’s expenses, including management and performance fees. PFLT will also remain obligated to pay investment advisory fees, consisting of a base management fee and an incentive fee, to the PFLT Investment Adviser with respect to investments in the securities and instruments of other investment companies under the PFLT Investment Management Agreement. With respect to any such investments, each of PFLT’s stockholders will bear his or her share of the investment advisory fees of the PFLT Investment Adviser as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which PFLT invests.

The effect of global climate change may impact the operations of PFLT’s portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of PFLT’s portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of PFLT’s portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of PFLT’s portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

PFLT may be obligated to pay the PFLT Investment Adviser incentive compensation even if it incurs a loss.

The PFLT Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of PFLT’s investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. PFLT’s Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses that PFLT may incur in the fiscal quarter, even if such capital losses result in a net loss on PFLT’s Consolidated Statements of Operations for that quarter. Thus, PFLT may be required to pay the PFLT Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of PFLT’s portfolio or it incur a net loss for that quarter.

PFLT may expose itself to risks if it engages in hedging transactions.

If PFLT engages in hedging transactions, it may expose itself to risks associated with such transactions. PFLT may borrow under a multicurrency credit facility in currencies selected to minimize its foreign currency exposure or, to the extent permitted by the 1940 Act and applicable commodities laws, use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of PFLT’s interest rate or currency positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging designed to gain from those changes in interest rates or foreign currency exposures, for instance, may also limit the opportunity for gain if the changes in the underlying positions should move against such hedges. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that PFLT is not able to enter into a hedging transaction at an acceptable price.

While PFLT may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if PFLT had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, PFLT may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent PFLT from achieving the intended hedge and expose PFLT to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. PFLT’s ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the Commodity Futures Trading Commission.

Any investments in distressed debt may not produce income and may require PFLT to bear large expenses in order to protect and recover its investment.

Distressed debt investments may not produce income and may require PFLT to bear certain additional expenses in order to protect and recover its investment. Therefore, to the extent PFLT invests in distressed debt, its ability to achieve current income for its stockholders may be diminished. PFLT also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt in which it invests will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt PFLT holds, there can be no assurance that the securities or other assets received by PFLT in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by PFLT upon completion of an exchange offer or plan of reorganization may be restricted as to resale. If PFLT participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, it may be restricted from disposing of such securities.

Risks Relating to an Investment in PFLT Common Stock

PFLT may obtain the approval of its stockholders to issue shares of PFLT Common Stock at prices below the then-current NAV per share of PFLT Common Stock. If PFLT receives such approval from stockholders in the future, it may issue shares of PFLT Common Stock at a price below the then-current NAV per share of PFLT Common Stock. Any such issuance could materially dilute your interest in PFLT Common Stock and reduce PFLT’s NAV per share.

PFLT intends to seek to obtain from its stockholders and they may approve a proposal that authorizes it to issue shares of PFLT Common Stock at prices below the then-current NAV per share of PFLT Common Stock in one or more offerings for a 12-month period. Such approval would allow PFLT to access the capital markets in a way that it was previously unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of PFLT Common Stock at a price below NAV per share will result in an immediate dilution to your interest in PFLT Common Stock and a reduction of PFLT’s NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in PFLT’s earnings and assets and voting interest in PFLT than the increase in its assets resulting from such issuance. Because the number of future shares of PFLT Common Stock that may be issued below PFLT’s NAV per share and the price and timing of such issuances are not currently known, PFLT cannot predict the actual dilutive effect of any such issuance. PFLT also cannot determine the resulting reduction in its NAV per share of any such issuance at this time. PFLT cautions you that such effects may be material, and PFLT undertakes to describe all the material risks and dilutive effects of any offerings it makes at a price below its then-current NAV in the future in a prospectus supplement issued in connection with any such offering.

The determination of NAV in connection with an offering of shares of PFLT Common Stock will involve the determination by PFLT’s board of directors or a committee thereof that PFLT is not selling shares of its PFLT Common Stock at a price below the then current NAV of PFLT Common Stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless it has previously received the consent of the majority of its stockholders to do so and the board of directors decides such an offering is in the best interests of PFLT’s common stockholders. Whenever PFLT does not have current stockholder approval to issue shares of PFLT Common Stock at a price per share below its then current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed its then-current NAV per share, based on the value of its portfolio securities and other assets determined in good faith by its board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale.

There is a risk that PFLT’s stockholders may not receive distributions or that PFLT’s distributions may not grow over time.

PFLT intends to make distributions on a monthly basis to its stockholders out of assets legally available for distribution. PFLT cannot assure you that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage ratio applicable to PFLT as a BDC, it may be limited in its ability to make distributions. Further, if more stockholders opt to receive cash dividends and other distributions rather than participate in PFLT’s dividend reinvestment plan, PFLT may be forced to liquidate some of its investments and raise cash in order to make distribution payments, which could materially harm its business. Finally, to the extent PFLT makes distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of PFLT Common Stock.

Investing in PFLT’s shares may involve an above average degree of risk.

The investments PFLT makes in accordance with its investment objectives may result in a higher amount of risk and volatility than alternative investment options or loss of principal. PFLT’s investments in portfolio companies may be highly speculative and aggressive and therefore, an investment in PFLT’s shares may not be suitable for someone with lower risk tolerance.

PFLT may allocate the net proceeds from any offering of its securities in ways with which you may not agree.

PFLT has significant flexibility in investing the net proceeds of any offering of its securities and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

PFLT’s shares may trade at discounts from or at premiums to NAV that are unsustainable over the long term.

Shares of BDCs may trade at a market price that is less than the NAV that is attributable to those shares. PFLT’s shares have traded above and below its NAV. PFLT’s shares closed on NASDAQ at $14.08 on June 12, 2015. PFLT’s NAV per share was $14.30 as of March 31, 2015. The possibility that PFLT Common Stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that PFLT’s NAV will decrease. It is not possible to predict whether PFLT’s shares will trade at, above or below NAV in the future.

The market price of PFLT Common Stock may fluctuate significantly.

The market price and liquidity of the market for shares of PFLT Common Stock may be significantly affected by numerous factors, some of which are beyond PFLT’s control and may not be directly related to its operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in PFLT’s sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of PFLT’s BDC or RIC status;

•	changes in earnings or variations in operating results;

•	changes in prevailing interest rates;

•	changes in the value of PFLT’s portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of the PFLT Investment Adviser to employ additional experienced investment professionals or the departure of any of the PFLT Investment Adviser’s key personnel;

•	operating performance of companies comparable to PFLT;

•	general national and international economic trends and other external factors;

•	general price and volume fluctuations in the stock markets, including as a result of short sales;

•	conversion features of subscription rights, warrants or convertible debt; and

•	loss of a major funding source.

Since PFLT’s initial listing on NASDAQ, PFLT Common Stock has traded at a wide range of prices. PFLT can offer no assurance that PFLT Common Stock will not display similar volatility in future periods.

PFLT may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm its financial condition and operating results.

Until PFLT identifies new investment opportunities, it intends to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding obligations under the Credit Facility. PFLT cannot assure you that it will be able to find enough appropriate investments that meet its investment criteria or that any investment it completes using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of PFLT’s securities may have an adverse effect on the market price of its securities.

Sales of substantial amounts of PFLT’s securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for its securities. If this occurs and continues it could impair PFLT’s ability to raise additional capital through the sale of securities should it desire to do so.

You may have current tax liabilities on distributions you reinvest in PFLT Common Stock.

Under the dividend reinvestment plan, if you own shares of PFLT Common Stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of PFLT Common Stock unless you opt out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not “opted out” of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in PFLT Common Stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the PFLT Common Stock received. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Distributions” for more information.

There is a risk that PFLT’s stockholders may receive its stock as distributions in which case they may be required to pay taxes in excess of the cash they receive.

PFLT may distribute PFLT Common Stock as a dividend of its taxable income and a stockholder could receive a portion of the dividends declared and distributed by PFLT in shares of PFLT Common Stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income equal to the fair market value of the stock paid by PFLT plus cash received with respect to such dividend. The total dividend declared would be taxable income to a stockholder even though he or she may only receive a relatively small portion of the dividend in cash to pay any taxes due on the dividend. PFLT has not elected to distribute stock as a dividend but reserves the right to do so.

PFLT incurs significant costs as a result of being a publicly traded company.

As a publicly traded company, PFLT incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NASDAQ Stock Market LLC.

Provisions of the Maryland General Corporation Law and of PFLT’s charter and bylaws could deter takeover attempts and have an adverse impact on the price of PFLT Common Stock.

The Maryland General Corporation Law, PFLT’s charter and amended and restated bylaws, or the PFLT bylaws, contain provisions that may discourage, delay or make more difficult a change in control of PFLT or the removal of its directors. PFLT is subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. PFLT’s board of directors has adopted a resolution exempting from the Business Combination Act any business combination between PFLT and any other person, subject to prior approval of such business combination by PFLT’s board, including approval by a majority of its disinterested directors. If the resolution exempting business combinations is repealed or PFLT’s board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of PFLT and increase the difficulty of consummating such an offer.

In addition, the PFLT bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of PFLT Common Stock by any person. If PFLT amends the PFLT bylaws to repeal the exemption from such act, it may make it more difficult for a third party to obtain control of PFLT and increase the difficulty of consummating such an offer. Also, PFLT’s charter provides for classifying its board of directors in three classes, with directors serving classified terms expiring at the third annual meeting of stockholders following their election, and provisions of its charter authorize its board of directors to classify or reclassify shares of its stock in one or more classes or series, to cause the issuance of additional shares of its stock, and to amend its charter, without stockholder approval, to increase or decrease the number of shares of stock that it has authority to issue.

These anti-takeover provisions may inhibit a change of control in circumstances that could give PFLT’s stockholders the opportunity to realize a premium over the market price for PFLT Common Stock. See “Description of PFLT’s Capital Stock—Provisions of the Maryland General Corporation Law and PFLT’s Charter and Bylaws—Business combinations”, “—Control share acquisitions” and “—Classified board of directors”.

RISKS RELATING TO MCG

Investing in lower middle-market companies is inherently risky. MCG’s financial results may be affected adversely if one or more of its portfolio investments defaults on its loans or fails to perform.

MCG’s portfolio consists primarily of debt and equity investments in privately owned lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. The debt in which MCG invests is typically not rated. When rated by one or more rating agencies, a majority of MCG’s investments are rated below investment grade and have the highest risk of default among corporate bonds, typically referred to as junk bonds. Compared to larger publicly traded companies with greater financial, technical and marketing resources, lower middle-market companies typically have fewer resources and may experience wider variations in their operating results, making them more vulnerable to economic downturns. Lower middle-market companies experience limited access to capital and the cost of capital is usually higher than for their larger competitors. Many lower middle-market companies are unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks, often because they are perceived to pose a higher default risk. The success of lower middle-market companies often depends heavily on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any key employee could harm both its financial condition and its ability to compete effectively. Further, some lower middle-market companies conduct business in regulated industries. Changes in the regulatory environment impacting lower middle-market companies could result in significant expenditures and impair cash flow by making it difficult for them to conduct business in a cost effective manner, and have more dire effects, including bankruptcy. Even minor events may adversely affect the value of a loan’s collateral and a company’s ability to repay its obligations, which in turn may adversely affect the return on, or the recovery of, its investment in these businesses.

When evaluating a potential investment, MCG must rely on its employees’ diligence to obtain information necessary to make well informed investment decisions. If MCG fails to uncover material information about its portfolio companies, either prior to or after its investment, MCG may lose money. A portfolio company’s failure to satisfy financial or operating covenants imposed by MCG or other lenders could lead to defaults under MCG’s loan documents and trigger cross-defaults under other agreements. Should other lenders choose to accelerate their loans and/or foreclose on the company’s secured assets, it could jeopardize the portfolio company’s ability to meet its obligations under MCG’s debt securities. MCG may also incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Very few of MCG’s portfolio investments are publicly traded and, as a result, their value is uncertain. If MCG’s determinations regarding the fair value of its investments are higher than that which it ultimately realizes upon disposition, MCG’s NAV could be affected adversely.

Typically, there is no public market for the securities of the privately held companies in which MCG has invested, and in which MCG generally expects to continue to invest. In accordance with the 1940 Act and accounting principles generally accepted in the United States, MCG carries substantially all of its portfolio investments at fair value as determined in good faith by the MCG board of directors.

Whenever possible, the MCG board of directors values its securities at market value; however, since very few of MCG’s investments are traded publicly the board considers various factors to assist it in determining fair value during the valuation process. For example, depending on the nature of the investment, the board may examine public and private mergers and acquisitions transactions, comparisons to publicly traded comparable companies, third-party assessments of valuation, discounted cash flow analyses, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments, the markets in which the portfolio company does business, market-based pricing, bond-yield analysis and other relevant factors. MCG also obtains financial and other information from portfolio companies, which may include unaudited, projected or pro forma financial information. MCG’s board of directors also engages independent valuation firms to assist in determining the fair value of MCG’s investments. Because valuations, particularly those of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and are often based on estimates. MCG’s determinations of fair value may differ materially from the values that would have been used if a readily available market for these investments existed and from the amounts MCG may realize on any disposition of such investments. If MCG’s determinations regarding the fair value of its investments are materially higher than the values that it ultimately realize upon the disposition of such investments, MCG’s NAV could be affected adversely.

The general volatility of the financial markets and the economy could impair MCG’s portfolio companies’ financial positions and operating results, which, in turn, could harm MCG’s operating results.

The future of the United States economy, sub-sectors of the broader economy and state and local economies in which MCG invests, is unclear. If economic performance in these markets declines in the future, the financial results of MCG’s lower middle-market portfolio companies may experience deterioration or limited growth. Prolonged, unfavorable or uncertain economic and market conditions may impact the ability of MCG’s portfolio companies to service their debt or engage in a liquidity event, such as a sale, merger, recapitalization or initial public offering.

Should this happen, MCG may experience a loss of value in its portfolio and decreases in its revenues, net income and net assets. Adverse economic conditions also may impair the value of collateral securing some of MCG’s loans and the value of its equity investments.

MCG operates in a highly competitive market for investment opportunities, and the success of its business model necessitates that MCG develop and maintain strong referral relationships. Failure to do so, or to offer desirable investment terms, may preclude MCG from winning new business and adversely affect its financial conditions and results of operations.

MCG competes with many types of investors for the portfolio companies in which it invests, including public and private funds (including other BDCs), commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds or hedge funds. As a result of these entrants, competition for investment opportunities has intensified in recent years and may intensify further in the future. A majority of MCG’s competitors are substantially larger and have considerably greater financial, technical and marketing resources. Some may also have a lower cost of funds and access to funding sources that are not available to MCG. In addition, some of MCG’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments that may lead to additional market share and a competitive advantage over MCG. Unlike many of its competitors, MCG is also subject to regulatory restrictions and valuation requirements the 1940 Act imposes on MCG as a BDC.

The myriad competitive pressures MCG faces require its management team to develop and maintain strong relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within its network in order to keep apprised of potential investment opportunities. MCG has experienced significant executive turnover and staff reductions while it monetized a majority of its investments and repurchased MCG Common Stock in the open market, which MCG believes has negatively impacted its ability to remain active investors with current or prospective clients. If MCG’s management team fails to maintain its existing relationships or develop new ones with important sources of investment opportunities, the company may fail to remain competitive for new business or to generate positive net operating income and its investment portfolio may languish as a result. Regardless of the strength of relationships, no one is obligated to provide MCG with investment opportunities, and there is no assurance that such relationships will generate investment opportunities for the company.

While MCG does not seek to compete primarily based on the interest rates it offers, MCG may lose investment opportunities if MCG does not match its competitors’ pricing, terms and structure. If MCG does match its competitors’ pricing, terms and structure to win business, it may then experience a decrease in investment income resulting from lower net earning assets. MCG may be precluded from taking advantage of attractive investment opportunities from time to time as a result of an inability to meet market terms, and it can offer no assurance that it will be able to identify and successfully make investments that are consistent with its investment objective. Failure to compete effectively for, and establish strong relationships that could lead to, new business would have a material adverse effect on MCG’s business, financial condition and results of operations.

MCG’s portfolio is concentrated in certain industries, which increases its risk of significant loss if any one of these companies fails to service MCG’s debt because of industry downturns.

From time to time, MCG targets specific industries in which to invest on a recurring basis, which may result in significant concentrations in its portfolio. As a consequence, the aggregate returns MCG realizes may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond regulatory and income tax diversification requirements, MCG does not have fixed guidelines for industry concentration. In addition, while it generally decline to make investments in a particular industry or group of industries that would exceed 15.0% of MCG’s total assets at the time of Closing Date, it is possible that as the values of its portfolio companies change, one industry or a group of industries may come to exceed such level. As a result, a downturn in an industry in which MCG has invested a significant portion of its total investments could have a materially adverse effect on the company. As of March 31, 2015, due to the number of recent monetizations and loan repayments, 99.5% of MCG’s total investments at fair value were invested in healthcare, business services and broadcasting industries. As of December 31, 2014, due to the number of recent monetizations and loan repayments, 59.2%, 18.8% and 12.2% of MCG’s total investments at fair value were invested in healthcare, business services and broadcasting industries, respectively. Therefore, MCG is susceptible to the economic circumstances in these industries, and a downturn in any one of these industries could have a material adverse effect on MCG’s results of operations and financial condition.

Changes, enforcement or interpretation of healthcare or other laws and regulations applicable to some of MCG’s portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes, enforcement or interpretation of healthcare or other laws and regulations applicable to the businesses of some of MCG’s portfolio companies may increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation, regulation, enforcement or interpretation may have a material effect on the business and operations of some of MCG’s portfolio companies.

MCG must effectively manage and deploy capital to ensure its financial condition and results of operations. If MCG fails to do so, it could experience a decline in its business prospects and the loss of key employees, both of which could negatively affect MCG’s operating results.

Equity capital is, and may continue to be, difficult to raise because MCG generally is not able to issue and sell its common stock at a price below NAV per share without stockholder approval. In addition, available debt capital may be costly and/or carry less favorable terms and conditions. Therefore, MCG’s ability to maximize its portfolio’s total return depends on the ability to successfully manage and deploy capital effectively. MCG’s debt investments generate capital from current income, and its equity and equity-related investments generally provide capital appreciation, enhancing its overall operating results. MCG’s ability to identify and evaluate, and ultimately to finance and invest in, companies that will produce the desired financial gains rests squarely in the hands of its investment team. Accomplishing MCG’s investment objectives on a cost-effective basis is largely a function of its investment team’s handling of the investment process, its ability to provide competent, attentive and efficient services and MCG’s access to investments offering acceptable terms. In addition to monitoring the performance of its existing investments, members of MCG’s investment team are also called upon, from time to time, to provide managerial assistance to some of MCG’s portfolio companies. These demands on their time may distract them or slow the rate of investment capital.

MCG’s results of operations will depend on many factors, including the availability of opportunities for investment, and economic conditions. Furthermore, if MCG cannot successfully operate its business or implement its investment policies and strategies it could negatively impact MCG’s ability to pay dividends. The prolonged inability to effectively deploy capital could negatively impact MCG’s business prospects, cause the departure of key employees and have an adverse impact on its operating results.

MCG’s ability to raise additional capital is limited by the market price of its common stock and by regulations governing its operations as a BDC.

Although shares of closed-end investment companies frequently trade at a market price that is less than the NAV attributable to those shares, this characteristic has no correlation with the risk of decline to MCG’s own NAV. It is not possible to predict whether MCG Common Stock will trade at, above, or below NAV. In the recent past, the stocks of BDCs as an industry, including shares of MCG Common Stock, have traded below NAV as a result of concerns over market conditions, credit concerns, liquidity, dividend coverage, leverage restrictions, distribution requirements and various other reasons. When MCG Common Stock trades below its NAV per share, the 1940 Act prohibits it from selling shares of its common stock at a price below the current NAV unless MCG stockholders approve such a sale and the MCG board of directors makes certain determinations.

MCG has issued debt securities and may in the future incur additional debt, issue preferred stock, and/or borrow money from banks or other financial institutions, which are referred to collectively as “senior securities.” Under the provisions of the 1940 Act, as a BDC MCG is permitted to issue senior securities only in amounts such that MCG’s BDC asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of MCG’s assets declines MCG may be unable to satisfy this test, precluding it from issuing senior securities and paying dividends. MCG may also be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when such sales may be disadvantageous.

If MCG fails to qualify as a RIC, MCG will have to pay corporate-level taxes on its income and its income available for distribution would be reduced significantly or eliminated.

MCG has elected to be taxed for federal income tax purposes as a RIC, under Subchapter M of the Code. To qualify as a RIC under the Code, MCG must meet certain source-of-income, asset diversification and the Annual Distribution Requirement and maintain its status as a BDC, including:

•	Sources of Income. MCG must obtain at least 90% of its income each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

Asset Diversification. At the end of each taxable year, at least 50% of the value of MCG’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities. No more than 25% of the value of MCG’s assets may be invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, or (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by MCG and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.”

•	Income Distribution. MCG must distribute to its stockholders at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis. Because MCG is subject to an asset coverage ratio requirement under the 1940 Act, and may also be subject to certain financial covenants under any debt financings MCG may incur, MCG could, under certain circumstances, be restricted from making the distributions necessary to satisfy the IRS requirement.

As MCG’s total assets continue to decline associated with its stock repurchase program and tender offer, dividend distributions to stockholders and other transactions that reduce MCG’s total assets, there is an increased risk of non-qualification as a RIC due to the 50% or 25% asset diversification test as outlined in Code Section 851(b)(3). The 50% diversification test requires at least 50% of the value of a RIC’s total assets be invested in cash, cash items (including receivables), government securities (as defined under the 1940 Act), securities of other RIC’s, or investments in other securities that, with respect to any one issuer, do not represent more than 5% of the RIC’s assets or more than 10% of the issuer’s voting securities.

The 25% diversification test requires that not more than 25% of the value of the company’s total assets are invested in the securities (other than government securities or the securities of other RIC’s) of any one issuer, or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses. The term “controls” means the ownership of 20% or more of the total combined voting power of all classes of voting stock in a corporation.

The 50% and 25% diversification test must be satisfied at the end of each quarter of a RIC’s taxable year.

Failure to meet the foregoing requirements may result in MCG having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of MCG’s investments will be in private companies, and, therefore, will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in losses. If MCG fails to qualify as a RIC for any reason it would become subject to corporate-level income tax, substantially reducing its net assets, the amount of income available for distribution, if any, and the amount of its distributions. Such a failure would have a material adverse effect on MCG stockholders and the company.

If MCG fails to establish new credit facilities on favorable terms, its business could be harmed materially.

MCG cannot be certain that it will be able to establish new borrowing facilities to provide working and investment capital, including for new originations. If MCG is unable to establish new facilities of a reasonable size, its liquidity will be reduced significantly. Even if MCG is able to consummate new borrowing facilities, it may not be able to do so on favorable terms.

MCG may be unable to obtain debt capital on favorable terms or at all, in which case it would not be able to use leverage to increase the return on its investments.

If MCG is unable to obtain debt capital, then its equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that its investment strategy is successful and MCG may be limited in its ability to make new commitments or fundings to its portfolio companies.

Prepayments of MCG’s debt investments by its portfolio companies could adversely impact MCG’s results of operations and reduce its return on equity.

MCG is subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, MCG could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, MCG’s results of operations could be materially adversely affected if one or more of its portfolio companies elect to prepay amounts owed to MCG. Additionally, prepayments could negatively impact MCG’s return on equity, which could result in a decline in the market price of MCG Common Stock.

In situations where MCG holds junior priority liens, its ability to control decisions with respect to its portfolio companies may be limited by lenders holding superior liens. In a default scenario, the value of collateral may be insufficient to repay MCG after the senior priority lenders are paid in full.

MCG makes certain loans to portfolio companies that are secured by a junior priority security interest in the same collateral pledged to secure debt owed to lenders with liens senior to MCG’s. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. As a condition of permitting the portfolio company to incur junior secured indebtedness, the senior lender will require that MCG as junior lender enter into an intercreditor agreement that, among other things, will establish the senior lender’s right to control the disposition of any collateral in the event of an insolvency proceeding or other default situation. In addition, intercreditor agreements generally will expressly subordinate junior liens to senior liens as well as the repayment of junior debt to senior debt.

Because of the control MCG may cede to senior lenders under intercreditor agreements, it may be unable to control the manner or timing of collateral disposition. In addition, the value of collateral securing MCG’s debt investment will ultimately depend on market and economic conditions at the time of disposal, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by MCG’s liens. There is also a risk that such collateral securing MCG’s investments will be difficult to sell in a timely manner or to appraise. If the proceeds of the collateral are insufficient to repay its loans, then MCG will have an unsecured claim to the extent of the deficiency against any of the company’s remaining assets, which claim will likely be shared with many other unsecured creditors.

As a debt or minority equity investor in a portfolio company, MCG may have little direct influence over the entity. The stockholders and management of the portfolio company may make decisions that could decrease the value of MCG’s portfolio holdings.

MCG makes both debt and minority equity investments. Should a portfolio company make business decisions with which MCG disagrees, or the stockholders and management of that company take risks or otherwise act in ways that do not serve MCG’s interests, the value of MCG’s portfolio holdings could decrease and have an adverse effect on its financial position and results of operations.

If MCG needs to sell any of its investments, MCG may not be able to do so at a favorable price and, as a result, MCG may suffer losses.

MCG’s investments usually are subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market. The illiquidity of most of MCG’s investments may make it difficult for it to dispose of them at a favorable price. As a result, MCG may suffer losses. In addition, if MCG were forced to liquidate some or all of the investments in its portfolio on an expedited basis, the proceeds of such liquidation could be significantly less than the current fair value of such investments. MCG may be required to liquidate some or all of its portfolio to meet its debt service obligations or to maintain its qualification as a BDC and as a RIC to the extent it fail to satisfy the applicable regulatory criteria.

The disposition of MCG’s investments may result in contingent liabilities.

Most of its investments involve private securities. In connection with the disposition of an investment in private securities, MCG may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. MCG may also be required to indemnify the purchasers of such investment with respect to certain potential liabilities or to the extent that any of its representations turn out to be inaccurate. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through its return of certain distributions previously made to MCG.

Portfolio company litigation could result in additional costs, the diversion of management time and resources and have an adverse impact on the fair value of MCG’s investment.

In the course of providing significant managerial assistance to certain of its portfolio companies, MCG may serve as directors on the boards of such companies. In addition, in the course of making portfolio company investments, MCG may elect to take an equity position in any given company. To the extent that litigation arises out of its investments, MCG may be named as a defendant, which could result in additional costs and the diversion of management time and resources. In addition, litigation involving a portfolio company may be costly and affect the operations of the business, which could in turn have an adverse impact on the fair value of MCG’s investment.

There may be circumstances where MCG’s debt investments could be subordinated to claims of other creditors or MCG could be subject to lender liability claims.

If one of MCG’s portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which MCG provided managerial assistance to that portfolio company, a bankruptcy court could elect to subordinate all or a portion of MCG’s claims to those of other creditors regardless of the seniority of its original investment. In such instances, the court may deem MCG’s actions to be more like that of an equityholder than a debt holder. Were that to occur, the claims MCG carried as senior in right of payment on its books might instead be recharacterized by the court as junior, and therefore come much lower in the priority of payments. To the extent that there are insufficient funds remaining to pay it once other debtholders are paid in full, MCG may lose all or a portion of its investment.

The actions MCG takes with respect to a portfolio company’s business, including providing managerial assistance, or the exercise of control over a portfolio company could also give rise to lender liability claims. Should MCG’s actions be viewed as more akin to those of an equityholder than a debtholder because of MCG’s involvement in the operations of the portfolio company, a presumption could arise that it has a fiduciary duty to the portfolio company. A third party could then sue MCG, for example, in an attempt to make it liable for any negative performance by such portfolio company.

MCG may choose to waive or defer enforcement of covenants in the debt securities held in its portfolio, which may cause it to lose all or part of its investment in these companies.

MCG structures the debt investments in its portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time MCG may elect to waive breaches of these covenants, including its right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of MCG’s receipt of the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact MCG’s ability to pay dividends, could adversely affect its results of operation and financial condition and cause the loss of all or part of your investment.

Any unrealized losses experienced by MCG on its investment portfolio may be an indication of future realized losses, which could reduce MCG’s income available for distribution and could impair MCG’s ability to service its borrowings, if any.

As a BDC, MCG is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by MCG’s board of directors. Decreases in the market values or fair values of MCG’s investments will be recorded as unrealized depreciation. Any unrealized depreciation in MCG’s investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to MCG with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of MCG’s income available for distribution in future periods and could materially adversely affect its ability to service its outstanding borrowings, if any.

MCG’s stock price has been, and continues to be, volatile and purchasers of MCG Common Stock could incur substantial losses.

The stock market in general, and the market prices for securities of financial services companies in particular, have experienced extreme volatility that often has been unrelated or disproportionate to the operating performance of these companies. If current levels of market volatility continue or worsen, MCG may continue to experience an adverse effect, possibly material, on its ability to access capital and on its business, financial condition and results of operations.

The market price and the liquidity of the market for MCG’s shares may from time to time be affected by a number of factors, which include, but are not limited to, the following:

•	MCG’s quarterly results of operations;

•	MCG’s origination activity, including the pace of, and competition for, new investment opportunities;

•	price and volume fluctuations in the overall stock market from time to time;

•	investors’ general perception of the company, the economy and general market conditions;

•	actual or anticipated changes in MCG’s earnings or fluctuations in its operating results or changes in the expectations of securities analysts;

•	the financial performance of the specific industries in which MCG invests on a recurring basis, including without limitation, its investments in the healthcare, business services and education industries;

•	significant transactions or capital commitments by MCG or its competitors;

•	significant volatility in the market price and trading volume of securities of BDCs or other financial services companies;

•	volatility resulting from trading in derivative securities related to MCG Common Stock including puts, calls or short trading positions;

•	potential future sales of debt securities convertible into or exchangeable or exercisable for MCG Common Stock or the conversion of such securities;

•	the average trading volume and the ability of investors to obtain liquidity in MCG Common Stock in the open market, which may be negatively impacted by the number of shares MCG repurchases in the open market;

•	changes in laws or regulatory policies or tax guidelines with respect to BDCs or RICs;

•	loss of RIC status;

•	the inability to secure additional debt or equity capital;

•	announcements of strategic developments, acquisitions and other material events by MCG or its competitors;

•	litigation or regulatory actions affecting MCG or its portfolio companies; and

•	departures of key personnel.

If any of these factors causes an adverse effect on MCG’s business, its results of operations or its financial condition, the price of MCG Common Stock could fall and investors may not be able to sell their common stock at or above their respective purchase prices.

You may not receive future distributions.

In the event that the asset coverage ratio applicable to MCG as a BDC falls below 200%, MCG will be unable to make distributions until the ratio again meets or exceeds the threshold. If MCG does not distribute at least 90% of its investment company taxable income annually, it will suffer adverse tax consequences, including the possible loss of its status as a RIC for the applicable period. From December 2001 through March 31, 2015, MCG has declared distributions totaling $14.13 per common share. Due to the market dislocation, MCG suspended its distributions from the third quarter of 2008 through the first quarter of 2010. MCG reinstated its distribution on April 29, 2010, and until the third quarter of 2014 continued to declare a quarterly dividend. There can be no assurance that distributions will resume in the future.

MCG will make future decisions with respect to the actual level of distributions after taking into account the minimum statutorily required level of distributions, gains and losses recognized for tax purposes, portfolio transactional events, its liquidity, cash earnings and its BDC asset coverage ratio at the time of such decision. Regulatory constraints, MCG’s inability to achieve operating results or a decline in the performance of its business could restrict MCG’s ability to make any future distributions. In addition, MCG may not be able to make distributions at a specific level or to increase the amount of these distributions from time to time.

MCG may have difficulty paying its required distributions if it recognizes income before, or without, receiving cash representing such income.

In accordance with applicable tax laws and regulations, MCG includes in taxable income certain amounts that MCG has not yet received in cash from its portfolio companies, such as contractual PIK interest, interest on loans that are on non-accrual status and original issue discount. PIK interest represents contractual interest added to the loan balance and due at the end of the loan term. Loans that are on non-accrual status reflect an inability of a portfolio company to make payments to MCG when due. Original issue discount may arise if MCG receives warrants in connection with the issuance of a debt instrument or in other circumstances. MCG is required to include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by MCG in the same taxable year. Other situations may also arise where MCG is required to include amounts in taxable income for which it has not yet received payment in cash.

MCG must distribute at least 90% of its investment company taxable income to maintain the tax benefits it enjoys as a RIC. This obligation applies whether or not that income was actually received in cash. Since MCG may recognize income before, or without, receiving cash representing such income, it may have difficulty meeting the requirement. To raise funds to make the required distributions, MCG may have to raise additional debt or equity capital at unattractive rates or on unfavorable conditions. MCG might also need to sell some of its investments at unfavorable prices, or repurpose the cash it had reserved for new investment originations. If it cannot obtain cash from these or other sources, MCG may fail to qualify as a RIC and, thus, be subject to corporate-level income tax.

Any change in the regulation of MCG’s business could have a significant adverse effect on the profitability of its operations and its cost of doing business.

Changes in the laws, regulations or interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could have a significant adverse effect on MCG’s operations and its cost of doing business. MCG is subject to federal, state and local laws and regulations and also to judicial and administrative decisions that affect its operations. If these laws, regulations or decisions change, or if MCG expands its business into jurisdictions that have adopted requirements that are more stringent than those in which it currently conducts business, MCG may have to incur significant expenses in order to comply or it may have to restrict its operations.

MCG may in the future decide to issue preferred stock, which would magnify the risks of investing in the company, as well as the potential for loss.

Because preferred stock is another form of borrowing and the dividends on any preferred stock MCG might issue would be cumulative, preferred stock has the same risks to its common stockholders as debt. MCG is obligated to pay the cumulative dividends and any liquidation preference attached to such preferred stock before it makes any payments to its common stockholders. While the value of preferred stock is unaffected by MCG’s expenses or losses, preferred stockholders do not participate in any income or appreciation in excess of their stated preference. Holders of any preferred stock MCG might issue would have the right to elect members of the board of directors as well as class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status. Accordingly, preferred stockholders could veto changes to the detriment of the company and its common stockholders. See “Description of MCG’s Capital Stock—Preferred Stock.” MCG currently has no plans to issue preferred stock.

Investments in equity securities involve a substantial degree of risk.

MCG has purchased, and may purchase in the future, common stock and other equity securities, including warrants, in various portfolio companies. Although equity securities historically have generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities MCG acquires may fail to appreciate, decline in value or lose all value, and MCG’s ability to recover its investment will depend on the portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution in the event the portfolio company issues additional securities. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.

Fluctuations in interest rates could affect MCG’s income adversely.

Because MCG sometimes borrow to make investments, its net income depends, in part, on the difference between the interest rate at which MCG borrows funds and the interest rate at which it then invests these funds. Because a significant portion of MCG’s assets and liabilities may be priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on MCG’s interest-earning assets differently than the interest rates MCG pays on interest-bearing liabilities. As a result, significant changes in market interest rates could have a material adverse effect on MCG’s net income.

A significant portion of MCG’s variable rate loans have interest rate floors based on the LIBOR or prime rate. These floors minimize the company’s exposure to significant decreases in interest rates. A significant increase in market interest rates could harm MCG’s ability to attract new portfolio companies and originate new loans and investments. In addition, MCG’s non-performing assets could increase and the value of its portfolio decreases because its floating-rate loan portfolio companies may be unable to meet higher payment obligations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of MCG’s portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or BBA, in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including MCG’s portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of MCG’s portfolio of LIBOR-indexed, floating-rate debt securities.

MCG’s business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect its business and financial results.

MCG is subject to changing rules and regulations of federal and state government as well as the stock exchange on which its common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Stock Market have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Act was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact MCG. MCG’s efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Certain provisions of the Delaware General Corporation Law, MCG’s restated certificate of incorporation and its amended and restated bylaws could deter takeover attempts and have an adverse impact on the price of MCG Common Stock.

The Delaware General Corporation Law, MCG’s restated certificate of incorporation and its amended and restated bylaws contain provisions that may discourage a third party from making a proposal to acquire the company. MCG has also adopted measures that may make it difficult for a third party to obtain control of the board or the company, including provisions in MCG’s restated certificate of incorporation dividing the board of directors into three classes with the term of one class expiring at each annual meeting of stockholders. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of MCG Common Stock the opportunity to realize a premium over the market price of MCG Common Stock. See “Description of MCG’s Capital Stock.”

The failure in cyber security systems, as well as the occurrence of events unanticipated in MCG’s disaster recovery systems and management continuity planning could impair its ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in MCG’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on MCG’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of MCG’s managers were unavailable in the event of a disaster, its ability to effectively conduct its business could be severely compromised.

MCG depends heavily upon computer systems to perform necessary business functions. Despite its implementation of a variety of security measures, MCG’s computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, MCG may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, its computer systems and networks, or otherwise cause interruptions or malfunctions in MCG’s operations, which could result in damage to its reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

MCG’s ability to utilize its net operating loss carryforwards and certain other tax attributes may be limited.

For the tax years ended December 31, 2014, 2013, 2012 and 2011, MCG has total net capital losses of $174.5 million which have no expiration and will be carried forward indefinitely to offset future net capital gains. Capital loss carryforwards from tax years 2009 of $54.2 million and 2010 of $5.2 million will expire December 31, 2017 and December 31, 2018, respectively, unless utilized to offset future net capital gains prior to those expiration dates to the extent permitted by federal tax law. Pursuant to Section 382 of the Code, if an “ownership change” (generally defined as a greater than 50% change by value in its stock ownership within a three-year period) occurs or has occurred, MCG’s ability to use its pre-change net capital loss carryforwards and certain other pre-change tax attributes to offset its post-change income may be limited. Similar rules and limitations may apply for state tax purposes as well.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement and prospectus contains statements that constitute forward-looking statements, which relate to PFLT, MCG or, following the Merger, Sub Two, regarding future events or the future performance or future financial condition of PFLT, MCG or, following the Merger, Sub Two. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about PFLT, MCG or, following the Merger, Sub Two, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement and prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•	the ability of the parties to consummate the transaction described in this joint proxy statement and prospectus on the expected timeline (or at all);

•	the failure of PFLT or MCG stockholders to approve the proposed Merger;

•	the ability to realize the anticipated benefits of the transaction;

•	the effects of disruption on the companies’ business from the proposed Merger;

•	the effect that the announcement or consummation of the Merger may have on the trading price of the common stock of PFLT or MCG;

•	the combined company’s plans, expectations, objectives and intentions;

•	the proposal made by HC2 Holdings, Inc. (“HC2”)

•	any decision by MCG to pursue continued operations;

•	a liquidation or an alternative transaction upon the termination of any merger agreement;

•	changes in MCG’s NAV in the future;

•	fees and expenses incurred by MCG in connection with a liquidation;

•	the value of MCG’s assets in a liquidation;

•	the timeline to complete a liquidation of MCG;

•	any changes to MCG’s listing, registration, management or board of directors in a liquidation, or any other alternative proposed transactions;

•	any potential termination of the Merger Agreement and the actions of MCG stockholders with respect to any proposed transactions;

•	other factors described from time to time in the companies’ filings with the SEC;

•	PFLT’s future operating results;

•	PFLT’s business prospects and the prospects of its prospective portfolio companies;

•	the dependence of PFLT’s future success on the general economy and its impact on the industries in which PFLT invests;

•	the impact of a protracted decline in the liquidity of credit markets on PFLT’s business;

•	the impact of investments that PFLT expects to make;

•	the impact of fluctuations in interest rates on PFLT’s business and its portfolio companies;

•	PFLT’s contractual arrangements and relationships with third parties;

•	the valuation of PFLT’s investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of PFLT’s prospective portfolio companies to achieve their objectives;

•	PFLT’s expected financings and investments;

•	the adequacy of PFLT’s cash resources and working capital;

•	the timing of cash flows, if any, from the operations of PFLT’s prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock markets;

•	the ability of the PFLT Investment Adviser to locate suitable investments for PFLT and to monitor and administer PFLT’s investments;

•	the impact of future legislation and regulation on PFLT’s business and its portfolio companies; and

•	the impact of European sovereign debt issues.

PFLT and MCG use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward looking statements, as PFLT and MCG’s actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this joint proxy statement and prospectus.

Although PFLT and MCG believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include PFLT and MCG’s ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this joint proxy statement and prospectus should not be regarded as a representation by PFLT or MCG that their plans and objectives will be achieved.

PFLT and MCG have based the forward-looking statements included in this prospectus on information available to PFLT and MCG on the date of this joint proxy statement and prospectus, and PFLT and MCG assume no obligation to update any such forward-looking statements. Although PFLT and MCG undertake no obligation to revise or update any forward-looking statements in this joint proxy statement and prospectus, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that PFLT or MCG may make directly to you or through a supplemental document or through periodic reports that PFLT or MCG in the future may file with the SEC, including annual and quarterly reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this joint proxy statement and prospectus or in periodic reports PFLT and MCG file under the Exchange Act.

THE SPECIAL MEETING OF PFLT

Date, Time and Place of the PFLT Special Meeting

The PFLT special meeting will take place on August 14, 2015 at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

Purpose of the PFLT Special Meeting

PFLT stockholders are being asked to consider and vote on the following matters at the PFLT special meeting:

•	a proposal to approve the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement; and

•	a proposal to approve the adjournment of the PFLT special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

See “The Merger” and “Description of the Merger Agreement.”

PFLT’s board of directors, including its independent directors, unanimously recommends that stockholders vote “FOR” approval of the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement and “FOR” approval of the proposal to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

Record Date

The record date for determination of stockholders entitled to vote at the PFLT special meeting is the close of business on July 13, 2015. On the record date, there are anticipated to be approximately 14,898,056 shares of PFLT Common Stock outstanding and entitled to vote and approximately five holders of record.

Quorum

A quorum is required to be present in order to conduct business at the PFLT special meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of PFLT Common Stock outstanding on the record date shall constitute a quorum for the purposes of the PFLT special meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered present at the PFLT special meeting for purposes of determining whether a quorum is present for the transaction of all business at the PFLT special meeting. However, abstentions are not counted as votes cast on the matter.

Vote Required

Each share of PFLT Common Stock has one vote.

Proposal to Issue Shares

Assuming a quorum is present, the vote of at least a majority of the votes cast by holders of PFLT Common Stock at the special meeting is required to approve the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement. Under the terms of the Merger Agreement, shares of PFLT Common Stock will be issued in the Merger at a price per share greater than or equal to then-current net asset value per share. It is expected that brokers and other nominees will not have discretionary authority to vote on the proposal to issue shares. Broker shares for which written authority to vote has not been obtained will not be treated as votes cast on the matter and will have no effect on the vote on such proposal.

Adjournment Proposal

The affirmative vote of at least a majority of the votes cast by holders of the shares of PFLT Common Stock at a meeting at which a quorum is present is required to approve the adjournment proposal. Stockholders present in person or represented by proxy at the PFLT special meeting who abstain will have no effect on the vote on the adjournment proposal. It is expected that brokers and other nominees will not have discretionary authority to vote on the proposal to adjourn the PFLT special meeting. Broker shares for which written authority to vote has not been obtained will not be treated as votes cast on the matter and will have no effect on the vote on such proposal.

Voting of Management

At the close of business on June 12, 2015, PFLT’s officers and directors owned and were entitled to vote 237,759 shares of PFLT Common Stock, representing 1.6% of PFLT’s outstanding shares of PFLT Common Stock on that date. None of PFLT’s officers or directors has entered into any voting agreements relating to the Merger.

Voting of Proxies

PFLT encourages you to vote your shares, either by voting in person at the PFLT special meeting or by authorizing a proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the recommendation of PFLT’s board of directors. If any other business is brought before the PFLT special meeting, your shares will be voted by the appropriate proxy’s discretion unless you specifically state otherwise on your proxy.

You will be eligible to authorize a proxy electronically via the Internet, by telephone or by mail.

PFLT stockholders may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require PFLT stockholders to input the Control Number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. PFLT stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting them and terminating their Internet link. PFLT stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, also will receive upon request an e-mail confirming their instructions.

If a PFLT stockholder wishes to participate in the PFLT special meeting, but does not wish to give a proxy by Internet, the PFLT stockholders may attend the PFLT special meeting in person or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy and returning it, by mail, in time to be received before the PFLT special meeting, by attending the PFLT special meeting and voting in person or by a notice, provided in writing and signed by the PFLT stockholder, delivered to the Secretary of PFLT on any business day before the date of the PFLT special meeting.

You may revoke a proxy at any time before it is exercised by notifying the Secretary of PFLT in writing, by submitting a properly executed, later-dated proxy or by voting in person at the PFLT special meeting. Any PFLT stockholder entitled to vote at the PFLT special meeting may attend the PFLT special meeting and vote in-person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of PFLT’s board of directors. The costs and expenses of any regulatory filing, including the registration statement (of which this joint proxy statement and prospectus forms a part) will be paid by PFLT and all fees paid to prepare and mail this joint proxy statement and prospectus and the registration statement (of which this joint proxy statement and prospectus forms a part), and to conduct the special meetings of PFLT and MCG will be borne equally by PFLT and MCG. Proxies may be solicited on PFLT’s behalf by its directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

PFLT has also retained AST Fund Solutions to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. PFLT will pay AST Fund Solutions a fee of $50,000, plus reasonable expenses, for these services PFLT will mail a copy of this joint proxy statement and prospectus, including the Notice of Special Meeting and the proxy card included with these materials, to each holder of record of PFLT Common Stock on the record date.

Dissenters’ Rights

PFLT stockholders do not have the right to exercise dissenters’ rights with respect to any matter to be voted upon at the PFLT special meeting.

Principal Accountants of PFLT

PFLT expects that a representative of McGladrey LLP will be present at the PFLT special meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Stockholders Who Hold Their Shares in a Brokerage Account

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. The proposal to approve the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement and the proposal to approve the adjournment of the PFLT special meeting are both non-routine matters for PFLT. As a result, if you hold shares of PFLT Common Stock in street name through a broker, your broker will not be permitted to exercise voting discretion with respect to your shares of PFLT Common Stock for such proposals. For this reason, it is imperative that stockholders of PFLT vote or provide instructions to their brokers as to how to vote with respect to the proposal to approve the issuance of the shares of PFLT Common Stock to be issued pursuant to the Merger Agreement and the proposal to approve the adjournment of the PFLT special meeting.

THE SPECIAL MEETING OF MCG

Date, Time and Place of the MCG Special Meeting

The MCG special meeting will take place on August 14, 2015, at 10:00 a.m. Eastern Time, at Hyatt Arlington, 1325 Wilson Boulevard, Arlington, Virginia 22209.

Purpose of the MCG Special Meeting

MCG stockholders are being asked to consider and vote on the following matters at the MCG special meeting:

•	a proposal to approve the Merger and the Merger Agreement among PFLT, MCG, Sub One, Sub Two and the PFLT Investment Adviser as such agreement may be amended from time to time; and

•	a proposal to approve the adjournment of the MCG special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal.

See “The Merger” and “Description of the Merger Agreement.”

MCG’s board of directors unanimously recommends that stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the MCG special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG special meeting to approve the foregoing proposal.

Record Date

Only holders of record of MCG Common Stock at the close of business on July 13, 2015, the record date, are entitled to notice of and to vote at the MCG special meeting. On the record date, it is anticipated that approximately 37,074,117 shares of MCG Common Stock will be issued and outstanding and entitled to vote and held by approximately 90 holders of record.

Quorum and Adjournments

The presence in person or representation by proxy of the holders of a majority of the shares of MCG Common Stock issued and outstanding and entitled to vote at the special meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the special meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the special meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, has the effect of a vote “AGAINST” the Merger and the Merger Agreement.

Vote Required

Holders of record of MCG Common Stock on the record date are entitled to one vote per share.

Merger Proposal

The affirmative vote of the holders of a majority of the outstanding MCG Common Stock entitled to vote on the matter is required to approve the Merger and the Merger Agreement. Stockholders who abstain, fail to return their proxies or do not otherwise vote effectively will be voting “AGAINST” the Merger and the Merger Agreement. Brokers who hold shares of stock in street name cannot vote those shares if the brokers are not provided with voting instructions in accordance with their procedures and therefore would be counted as a vote “AGAINST” the Merger and the Merger Agreement.

Adjournment Proposal

The affirmative vote of a majority of the votes cast on the matter by the holders of shares of MCG Common Stock present in person or represented by proxy at the MCG special meeting is required to approve the adjournment proposal. Stockholders present in person or represented by proxy at the MCG special meeting who abstain will have no effect on the vote on the adjournment proposal. It is expected that brokers and other nominees will not have discretionary authority to vote on the proposal to adjourn the MCG special meeting. However, broker shares for which written authority to vote has not been obtained will not be treated as votes cast on the matter and will have no effect on the vote on such proposal.

Voting of Management

At the close of business on June 12, 2015, MCG’s executive officers and directors owned and were entitled to vote 1,072,471 shares of MCG Common Stock, representing 2.9% of the outstanding shares of MCG Common Stock on that date. None of MCG’s executive officers or directors has entered into any voting agreement relating to the Merger; however, each of MCG’s executive officers and directors has indicated that he intends to vote his shares of common stock in favor of the approval of the Merger and the Merger Agreement as long as the Merger Agreement is in effect.

Voting of Proxies

All shares represented by properly executed proxies received in time for the MCG special meeting will be voted in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of each matter to be voted on at MCG special meeting , including approval of the proposed Merger and the Merger Agreement. Stockholders may also call MCG’s proxy solicitor at (800) 322-2885 for assistance voting their shares.

Under Delaware law and MCG’s amended and restated bylaws, only the matters stated in the Notice of Special Meeting will be presented for action at the special meeting or at any adjournment or postponement of the special meeting.

Revocability of Proxies

Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the MCG special meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•	file with MCG’s corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly execute a later dated proxy relating to the same shares and deliver it to MCG’s corporate secretary before the taking of the vote; or

•	attend the MCG special meeting and vote in person.

Attendance at the MCG special meeting, if a stockholder does not vote at the MCG special meeting, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to MCG at the following address: MCG Capital Corporation, 1001 19th Street North, 10th Floor, Arlington, Virginia 22209, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the MCG special meeting will be voted as specified in those proxies.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of MCG’s board of directors. The costs and expenses of any regulatory filing, including the registration statement (of which this joint proxy statement and prospectus forms a part) will be paid by PFLT and all fees paid to prepare and mail this joint proxy statement and prospectus and the registration statement (of which this joint proxy statement and prospectus forms a part), and to conduct the special meetings of PFLT and MCG will be borne equally by PFLT and MCG. Proxies may be solicited on MCG’s behalf by its directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

MCG has also retained MacKenzie Partners, Inc., or MacKenzie Partners, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. MCG will pay MacKenzie Partners a fee of $25,000, plus reasonable expenses, for these services.

Dissenters’ Rights

Under Delaware law, MCG stockholders have the right to dissent from the Merger and have the appraised fair value of their shares of MCG Common Stock paid to them in cash. The appraised fair value may be more or less than the value of the shares of PFLT stock and cash paid in the Merger.

Persons having beneficial interests in MCG Common Stock held of record in the name of another person, such as a broker or bank, must act promptly to cause the record holder to take such action required under Delaware law to exercise your dissenter’s rights.

In order to dissent, you must carefully follow the requirements of the Delaware General Corporation Law, including delivering to PFLT the required written demand for appraisal of your shares prior to the date of the MCG special meeting.

If you intend to exercise dissenters’ rights, you should read the statutes carefully and consult with your own legal counsel. You should also remember that if you return a signed proxy card but fail to provide instructions as to how your shares of MCG Common Stock are to be voted, you will be considered to have voted in favor of the Merger Agreement and you will not be able to assert dissenters’ rights. If the Merger Agreement is approved by the stockholders of MCG, holders of MCG Common Stock who deliver to PFLT a written demand for appraisal prior to the date of the MCG special meeting and, following notice of the Merger, properly file a petition with the Delaware Court of Chancery demanding determination of the value of their shares of MCG Common Stock will be entitled to receive the appraised fair value of their shares in cash under the Delaware General Corporation Law.

The text of the provisions of the DGCL pertaining to dissenters’ rights is attached to this joint proxy statement and prospectus as Annex D.

Principal Accountants of MCG

MCG expects that a representative of Ernst & Young LLP will be present at the MCG special meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Stockholders Who Hold Their Shares in a Brokerage Account

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. With respect to the proposal to approve the Merger and the Merger Agreement, if you do not provide your broker with instructions or attend the MCG special meeting, it will have the same effect as a vote “AGAINST” approval of the Merger and the Merger Agreement. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the MCG special meeting and vote your shares in person. Stockholders are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the MCG special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the MCG special meeting.

Stockholders will also be asked to consider a proposal to adjourn or postpone the MCG special meeting for the solicitation of additional votes, if necessary. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the MCG special meeting, whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the adjournment vote.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Merger Agreement provides that the holders of MCG Common Stock will be entitled to receive $4.521 in PFLT Common Stock as well as $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock and payable by the PFLT Investment Adviser) for each share of MCG Common Stock held by them immediately prior to the effective time (including shares of restricted stock which will vest upon the effective time). Based on the closing price of PFLT Common Stock on June 12, 2015 of $14.08, holders of MCG Common Stock would have been entitled to receive an additional $0.070 in cash consideration from PFLT Investment Adviser based on the adjustment mechanism for each share of MCG Common Stock held immediately prior to the Initial Merger. The historical information that has been included in the unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both PFLT and MCG, which are included elsewhere in this document. See “Index to Financial Statements.”

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on PFLT’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the asset acquisition method of accounting with PFLT treated as the acquirer.

Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill. PFLT believes that the acquisition of MCG should be accounted for as an asset acquisition based on the nature of its preacquisition operations, asset or capital allocation and other factors outlined in ASC 805-50—Business Combinations—Related Issues. The unaudited pro forma condensed consolidated financial information of PFLT and MCG reflects the Unaudited Pro Forma Condensed Consolidated Statements of Assets and Liabilities as of March 31, 2015 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended March 31, 2015. The Unaudited Pro Forma Condensed Consolidated Statements of Assets and Liabilities as of each of March 31, 2015 assumes the Merger took place on March 31, 2015. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended March 31, 2015 assumes the Merger took place on October 1, 2014. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 2014 assumes the Merger took place on October 1, 2013.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

PennantPark Floating Rate Capital Ltd. and Subsidiaries

Pro Forma Condensed Consolidated Statements of Assets and Liabilities

As of March 31, 2015

Unaudited

(in thousands, except per share data)

	Actual PFLT	As-Adjusted MCG		Pro Forma Adjustments		Pro Forma PFLT Combined
Assets:
Investments at fair value	$335,525	$50,134		$—		$385,659
Cash and cash equivalents	9,836	107,674	(A)	(2,400	)(B)	115,110
Other assets	9,013	14,771		—		23,784

Total assets	$354,374	$172,579		$(2,400)		$524,553

Liabilities:
Credit Facility	$117,593	$—		$—		$117,593
Payable for investments purchased	19,540	—		—		19,540
Other liabilities	4,270	4,780		—		9,050

Total liabilities	141,403	4,780		—		146,183
Net assets	212,971	167,799		(2,400	)(B)	378,370

Total liabilities and net assets	$354,374	$172,579		$(2,400)		$524,553

Total shares outstanding	14,898	36,934	(A)	11,679	(C)	26,577

Net asset value per share	$14.30	4.54		(0.21)		$14.24

PRELIMINARY	PRO FORMA ADJUSTMENTS

The preliminary pro forma asset acquisition method of accounting is shown in the unaudited pro forma condensed consolidated financial information is as follows:

A.	To reflect MCG’s March 31, 2015 balance sheet, updated for material estimated changes subsequent to March 31, 2015:

	Actual MCG March 31, 2015	Pro Forma Adjustments (1)	As-Adjusted MCG March 31, 2015 (2)
Investments, at fair value	$50,134	$—	$50,134
Cash and cash equivalents	116,013	(8,339)	107,674
Other assets	14,771	—	14,771

Total assets	$180,918	$(8,339)	$172,579

Debt	$—	$—	—
Other liabilities	4,780	—	4,780

Total liabilities	4,780	—	4,780

Net assets	176,138	(8,339)	167,799

Total liabilities and net assets	$180,918	$(8,339)	$172,579

Shares outstanding	37,074	(140)	36,934

(1)	Primarily the result of acquisition costs incurred by MCG of $8,339, consisting of $2,000 for legal, $2,000 for advisory, $3,389 for severance and $950 for other transaction related costs.

(2)	To reflect the acquisition of MCG by the issuance of approximately 11,679 shares of PFLT Common Stock. Below reflects the allocation of the purchase price on the basis of MCG’s current estimate of the relative fair value of assets to be acquired and liabilities to be assumed:

Components of purchase price:

	As-Adjusted MCG March 31, 2015	Pro Forma Adjustments	Pro Forma
Common stock issued	$164,440	$—	$164,440

Assets acquired:
Investments (a)	$50,134	$—	$50,134
Cash and cash equivalents	107,674	—	107,674
Other assets	14,771	—	14,771

Total assets acquired	172,579	—	172,579

Other liabilities assumed	(4,780)	—	(4,780)

Net assets acquired	167,799	—	167,799

Excess of fair value over purchase price	(3,359)	—	(3,359)

Total Purchase Price	$164,440	$—	$164,440

(a)	Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process. See “Management’s Discussion and Analysis of Financial Condition and Results of MCG—Results of Operations.” See “Management’s Discussion and Analysis of Financial Condition and Results of PFLT—Results of Operations.”

B. The cash and cash equivalents of the pro forma combined company were decreased primarily for acquisition costs incurred by PFLT of $2,400, consisting of $300 for legal, $1,000 for advisory and $1,100 for other transaction related costs.

C. Total shares outstanding as of March 31, 2015 have been adjusted to reflect the following:

PFLT shares outstanding as of March 31, 2015	14,898
Estimated shares issued in connection with the Merger reflected as outstanding for the periods presented (issued at PFLT common stock price on June 12, 2015 of $14.08 per share)	11,679

PFLT adjusted shares outstanding as of March 31, 2015	26,577

Weighted average shares for the six months ended March 31, 2015 and the year ended September 30, 2014 have been adjusted to reflect the following:

	For the Six Months Ended March 31, 2015	For the Year Ended September 30, 2014
PFLT weighted average shares outstanding	14,898	14,898
Estimated shares issued in connection with the Merger reflected as outstanding for the periods presented (issued at PFLT common stock price on June 12, 2015 of $14.08 per share)	11,679	11,679

PFLT adjusted weighted average shares outstanding	26,577	26,577

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PennantPark Floating Rate Capital Ltd. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended March 31, 2015

Unaudited

(in thousands, except per share data)

	PFLT	MCG	Pro Forma Adjustments*		Pro Forma PFLT Combined
Performance Data:
Interest	$14,516	$3,945	$—		$18,461
Other income	944	287	—		1,231

Total investment income	15,460	4,232	—		19,692

Base management fees	1,734	—	392	(A)	2,126
Performance-based incentive fee	1,032	—	—	(B)	1,032
Interest and expenses on the Credit Facility	1,662	—	—		1,662
Salaries, benefits and stock awards	—	2,193	(2,193	)(C)	—
Other expenses	1,107	3,034	—		4,141

Total expenses	5,535	5,227	(1,801)		8,961

Net investment income	9,925	(995)	1,801		10,731

Net realized and unrealized (losses) gains from investments and Credit Facility	(3,362)	4,370	—		1,008

Net increase in net assets resulting from operations	$6,563	$3,375	$1,801		$11,739

Net increase in net assets resulting from operations per common share	$0.44	$0.08	$0.15		$0.44

Net investment income per common share	$0.67	$(0.02)	$0.15		$0.40

* Any actual costs incurred related to the Merger, primarily various transaction costs, also were excluded.

PRELIMINARY	PRO FORMA ADJUSTMENTS

The preliminary pro forma asset acquisition method of accounting is shown in the unaudited pro forma condensed consolidated financial information is as follows:

A. The management fees were computed based on 1.00% of average adjusted gross assets, other than cash and cash equivalents, but including assets purchased with borrowed funds, also known as leverage, consistent with PFLT’s Investment Management Agreement.

B. The performance-based incentive fees were computed based on PFLT’s Investment Management Agreement. PFLT has assumed no incentive fees would be payable on capital gains.

C. Adjustments to salaries, benefits and stock awards were made to reflect compensation costs for MCG’s employees that would have been covered by the base management fees paid to the PFLT Investment Adviser and therefore not incurred by PFLT. Additionally, all stock award costs were excluded as such costs would not exist as there is no stock award plan maintained by PFLT.

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PennantPark Floating Rate Capital Ltd. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended September 30, 2014

Unaudited

(in thousands, except per share data)

	PFLT	MCG	Pro Forma Adjustments*		Pro Forma PFLT Combined
Performance Data:
Interest	$29,256	$34,179	$—		$63,435
Other income	1,101	1,535	—		2,636

Total investment income	30,357	35,714	—		66,071

Base management fee	3,703	—	2,891	(A)	6,594
Performance-based incentive fee	3,464	—	154	(B)	3,618
Interest and expenses on the Credit Facility	3,471	9,423	—		12,894
Salaries, benefits and stock awards	—	6,861	(6,861	)(C)	—
Other expenses	3,083	9,066	—		12,149

Total expenses	13,721	25,350	(3,816)		35,255

Net investment income	16,636	10,364	3,816		30,816

Net realized gains (losses)	2,873	(65,553)	—		(62,680)
Net change in unrealized appreciation (depreciation) on investments and Credit Facility	1,005	13,831	—		14,836

Net realized and unrealized gains (losses) from investments and Credit Facility	3,878	(51,722)	—		(47,844)

Net increase (decrease) in net assets resulting from operations	$20,514	$(41,358)	$3,816		$(17,028)

Net increase (decrease) in net assets resulting from operations per common share	$1.38	$(0.66)**	$0.33		$(0.64)

Net investment income per common share	$1.12	$0.16	$0.33		$1.16

*	Any actual costs incurred related to the Merger, primarily various transaction costs, also were excluded.

**	For the year ended September 30, 2014, MCG excluded 712 weighted-average shares of restricted stock from the calculation of diluted loss per share because the inclusion of these shares would have had an anti-dilutive impact on the calculation of loss per share.

PRELIMINARY	PRO FORMA ADJUSTMENTS

The preliminary pro forma asset acquisition method of accounting is shown in the unaudited pro forma condensed consolidated financial information is as follows:

A. The management fees were computed based on 1.00% of average adjusted gross assets, other than cash and cash equivalents, but including assets purchased with borrowed funds, also known as leverage, consistent with PFLT’s Investment Management Agreement.

B. The performance-based incentive fees were computed based on PFLT’s Investment Management Agreement. PFLT has assumed no incentive fees would be payable on capital gains.

C. Adjustments to salaries, benefits and stock awards were made to reflect compensation costs for MCG’s employees that would have been covered by the base management fees paid to the PFLT Investment Adviser and therefore not incurred by PFLT. Additionally, all stock award costs were excluded as such costs would not exist as there is no stock award plan maintained by PFLT.

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

PRO FORMA CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(dollar amounts in thousands)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)		MCG Cost	MCG Fair Value (2)	PFLT Cost	PFLT Fair Value (2)	Pro Forma Cost	Pro Forma Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—99.2% (3), (4)
First Lien Secured Debt—81.9%
AKA Diversified Holdings, Inc.	04/02/2018	Retail	11.94%	L+1,175	(9)	$—	$—	$8,796	$9,000	$8,796	$9,000
AKA Diversified Holdings, Inc. (10)	04/02/2018	Retail	—	—		—	—	—	—	—	—
AKA Diversified Holdings, Inc. (Revolver) (10)	04/02/2018	Retail	—	—		—	—	—	—	—	—
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%	L+575		—	—	7,273	7,279	7,273	7,279
Ancile Solutions, Inc.	07/16/2018	High Tech Industries	6.25%	L+500		—	—	3,885	3,896	3,885	3,896
AP Gaming I, LLC	12/21/2020	Hotel, Gaming and Leisure	9.25%	L+825		—	—	1,346	1,374	1,346	1,374
ARC Automotive Group, Inc.	10/12/2020	Automotive	6.00%	L+500		—	—	3,953	3,950	3,953	3,950
Ascend Learning, LLC	07/31/2019	Media: Broadcasting and Subscription	6.00%	L+500		—	—	3,941	3,960	3,941	3,960
Aspen Dental Management, Inc.	10/06/2016	Consumer Services	7.00%	L+550		—	—	2,890	2,902	2,890	2,902
Azure Midstream Energy LLC	11/15/2018	Energy: Oil and Gas	7.50%	L+650		—	—	6,970	6,773	6,970	6,773
Blue Bird Body Company	06/29/2020	Automotive	6.50%	L+550		—	—	4,871	4,925	4,871	4,925
Bowlmor AMF, Corp.	09/17/2021	Retail	7.25%	L+625		—	—	7,847	7,900	7,847	7,900
C7 Data Centers, Inc. (8)	09/30/2019	Business Services	9.50%	L+750		14,182	14,182	—	—	14,182	14,182
CBAC Borrower, LLC (8)	07/02/2020	Hotel, Gaming and Leisure	8.25%	L+700		—	—	4,962	4,800	4,962	4,800
Charming Charlie LLC	12/24/2019	Retail	9.00%	L+800		—	—	4,400	4,477	4,400	4,477
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.25%	L+600		—	—	4,908	4,950	4,908	4,950
Creative Circle, LLC	06/25/2020	Media: Advertising, Printing and Publishing	5.50%	L+450		—	—	5,233	5,240	5,233	5,240
CRGT Inc.	12/21/2020	High Tech Industries	7.50%	L+650		—	—	4,873	4,869	4,873	4,869
Curo Health Services Holdings, Inc.	02/07/2022	Healthcare and Pharmaceuticals	6.50%	L+550		—	—	1,981	2,004	1,981	2,004
DCS Business Services, Inc.	03/19/2018	Business Services	7.25%	L+575		—	—	3,205	3,237	3,205	3,237
DISA Global Solutions, Inc.	12/09/2020	Business Services	5.50%	L+450		—	—	4,953	4,925	4,953	4,925
Edmentum, Inc. (8)	05/17/2018	Media: Broadcasting and Subscription	6.75%	P+350		—	—	910	631	910	631
eResearchTechnology, Inc.	05/02/2018	Healthcare and Pharmaceuticals	6.00%	L+475		—	—	2,850	2,852	2,850	2,852
GlobalLogic Holdings, Inc.	05/31/2019	High Tech Industries	6.25%	L+525		—	—	3,919	3,920	3,919	3,920
GMC Television(8)	12/31/2016	Media: Broadcasting and Subscription	4.30%	L+400	(9)	7,877	9,226	—	—	7,877	9,226
Granite Broadcasting Corporation	05/23/2018	Media: Broadcasting and Subscription	6.75%	L+550		—	—	785	783	785	783
Greenway Health, LLC	11/04/2020	High Tech Industries	6.00%	L+500		—	—	6,856	6,912	6,856	6,912
Help/Systems Holdings, Inc.	06/28/2019	High Tech Industries	5.50%	L+450		—	—	4,902	4,876	4,902	4,876
Hollander Sleep Products, LLC	10/21/2020	Consumer Goods: Non-Durable	9.00%	L+800		—	—	1,183	1,200	1,183	1,200
Hostway Corporation	12/13/2019	High Tech Industries	6.00%	L+475		—	—	2,834	2,814	2,834	2,814
Hunter Defense Technologies, Inc.	08/05/2019	Aerospace and Defense	6.50%	L+550		—	—	6,765	6,825	6,765	6,825
ICC-Nexergy, Inc.	04/30/2020	Consumer Goods: Durable	6.50%	L+550		—	—	4,950	4,950	4,950	4,950
Icynene U.S. Acquisition Corp. (6),(11)	11/04/2020	Construction and Building	7.25%	L+625		—	—	6,867	7,000	6,867	7,000
IDQ Holdings, Inc. (5), (8)	03/30/2017	Automotive	11.50%	—		—	—	1,982	2,100	1,982	2,100
iEnergizer Limited and Aptara, Inc. (6), (11)	05/01/2019	Business Services	7.25%	L+600		—	—	11,584	10,530	11,584	10,530
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.50%	L+450		—	—	5,345	5,412	5,345	5,412
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.00%	L+1,100		—	—	4,443	4,500	4,443	4,500
Jackson Hewitt Tax Service Inc.	10/16/2017	Consumer Services	10.00%	L+850		—	—	4,624	4,659	4,624	4,659
K2 Pure Solutions NoCal, L.P. (8)	08/19/2019	Chemicals, Plastics and Rubber	11.00%	L+1,000		—	—	5,946	5,807	5,946	5,807
Lanyon Solutions, Inc.	11/13/2020	High Tech Industries	5.50%	L+450		—	—	1,968	1,966	1,968	1,966
LifeCare Holdings LLC (8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%	L+525		—	—	5,831	5,821	5,831	5,821
Meritas Schools Holdings, LLC	06/25/2019	Consumer Services	7.00%	L+575		—	—	2,474	2,480	2,474	2,480
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%	L+525		—	—	8,902	8,721	8,902	8,721
Pharmalogic Holdings Corp. (8)	12/31/2017	Healthcare and Pharmaceuticals	8.50%	L+650		17,500	17,500	—	—	17,500	17,500
Polyconcept Finance B.V.	06/28/2019	Consumer Goods: Non-Durable	6.00%	L+475		—	—	7,621	7,620	7,621	7,620
Premier Dental Services, Inc.	11/01/2018	Consumer Services	6.00%	L+500		—	—	8,161	7,518	8,161	7,518
Quality Home Brands Holdings LLC	12/17/2018	Consumer Goods: Durable	7.75%	L+650		—	—	4,899	4,913	4,899	4,913
Research Now Group, Inc.	03/18/2021	High Tech Industries	5.50%	L+450		—	—	6,965	7,000	6,965	7,000
Robertshaw US Holding Corp.	06/18/2019	Consumer Goods: Durable	9.00%	L+750		—	—	3,598	3,587	3,598	3,587

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

PRO FORMA CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

(dollar amounts in thousands)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	MCG Cost	MCG Fair Value (2)	PFLT Cost	PFLT Fair Value (2)	Pro Forma Cost	Pro Forma Fair Value (2)
Robertshaw US Holding Corp. (Revolver)	06/18/2019	Consumer Goods: Durable	9.00%		L+750	$—	$—	$47	$47	$47	$47
Robertshaw US Holding Corp. (Revolver) (10)	06/18/2019	Consumer Goods: Durable	—		—	—	—	—	—	—	—
SCE Partners, LLC	08/14/2019	Hotel, Gaming and Leisure	8.25%		L+725	—	—	11,848	11,941	11,848	11,941
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750	—	—	6,361	5,721	6,361	5,721
St. George’s University Scholastic Services LLC (6), (11)	08/09/2021	Consumer Services	5.75%		L+475	—	—	1,189	1,192	1,189	1,192
Surgical Specialties Corporation (US), Inc.	08/22/2018	Healthcare and Pharmaceuticals	7.25%		L+575	—	—	6,434	6,392	6,434	6,392
Survey Sampling International, LLC	12/16/2020	Business Services	6.00%		L+500	—	—	4,952	4,963	4,952	4,963
Systems Maintenance Services Holding, Inc.	10/18/2019	High Tech Industries	5.25%		L+425	—	—	5,902	5,881	5,902	5,881
Tensar Corporation	07/09/2021	Construction and Building	5.75%		L+475	—	—	4,929	4,577	4,929	4,577
Therakos, Inc.	12/27/2017	Healthcare and Pharmaceuticals	7.00%		L+575	—	—	4,783	4,795	4,783	4,795
TOMS Shoes, LLC	11/02/2020	Consumer Goods: Non-Durable	6.50%		L+550	—	—	1,810	1,845	1,810	1,845
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	9.50 (PIK 1.00	% %)	L+850	—	—	473	473	473	473
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	8.50%		L+750	—	—	542	570	542	570
UniTek Global Services, Inc. (8), (10)	01/14/2019	Telecommunications	—		—	—	—	—	—	—	—
U.S. Farathane, LLC	02/07/2022	Automotive	6.75%		L+575	—	—	5,809	5,969	5,809	5,969
Virtual Radiologic Corporation (8)	12/22/2016	Business Services	7.26%		L+550	—	—	2,902	2,343	2,902	2,343
Wilton Brands, LLC	08/30/2018	Consumer Goods: Non-Durable	7.55%		L+625	—	—	2,897	2,796	2,897	2,796
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.00%		L+800	—	—	3,557	3,591	3,557	3,591
YP LLC	06/04/2018	Media: Advertising, Printing and Publishing	8.00%		L+675	—	—	2,551	2,629	2,551	2,629

Total First Lien Secured Debt						39,559	40,908	280,437	277,583	319,996	318,491

Second Lien Secured Debt—12.6%
American Gilsonite Company (5), (8)	09/01/2017	Metals and Mining	11.50%		—	—	—	1,000	923	1,000	923
Cannery Casino Resorts, LLC (8)	10/02/2019	Hotel, Gaming and Leisure	10.00%		L+875	—	—	1,677	1,382	1,677	1,382
Carolina Beverage Group, LLC (5), (8)	08/01/2018	Beverage, Food and Tobacco	10.63%		—	—	—	3,500	3,430	3,500	3,430
Howard Berger Co. LLC	09/30/2020	Wholesale	11.00%		L+1,000	—	—	10,386	11,000	10,386	11,000
J.A. Cosmetics Holdings, Inc. (8)	07/31/2019	Consumer Goods: Durable	11.00%		L+1,000	—	—	3,932	3,988	3,932	3,988
Language Line, LLC	12/20/2016	Consumer Services	10.50%		L+875	—	—	9,176	9,181	9,176	9,181
Novitex Acquisition, LLC	07/07/2021	Business Services	11.75%		L+1,050	—	—	10,897	11,000	10,897	11,000
Penton Media, Inc. (8)	10/02/2020	Media: Diversified and Production	9.00%		L+775	—	—	5,533	5,614	5,533	5,614
Sunshine Oilsands Ltd. (5), (6), (8), (11)	08/01/2017	Energy: Oil and Gas	10.00%		—	—	—	2,670	2,531	2,670	2,531

Total Second Lien Secured Debt						—	—	48,771	49,049	48,771	49,049

Subordinated Debt/Corporate Notes—3.9% (8)
Affinion Group Holdings, Inc.	09/14/2018	Consumer Goods: Durable	14.50 (PIK 14.50	% %)	—	—	—	3,989	2,901	3,989	2,901
Affinion Investments LLC	08/15/2018	Consumer Goods: Durable	13.50%		—	—	—	1,734	1,057	1,734	1,057
Credit Infonet, Inc.	10/26/2018	High Tech Industries	13.00 (PIK 1.75	% %)	—	—	—	1,979	2,014	1,979	2,014
South Bay Mental Health Center, Inc.	10/12/2017	Healthcare and Pharmaceuticals	14.50 (PIK 2.50	% %)	—	8,991	8,991	—	—	8,991	8,991
UniTek Global Services, Inc.	07/15/2019	Telecommunications	15.00 (PIK 15.00	% %)	—	—	—	122	122	122	122

Total Subordinated Debt/Corporate Notes						8,991	8,991	7,824	6,094	16,815	15,085

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

PRO FORMA CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

(dollar amounts in thousands)

				Basis Point Spread Above Index (1)
Issuer Name	Maturity	Industry	Current Coupon		MCG Cost	MCG Fair Value (2)	PFLT Cost	PFLT Fair Value (2)	Pro Forma Cost	Pro Forma Fair Value (2)
Preferred Equity—0.3% (7), (8)
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	8.00%	—	$—	$—	$400	$439	$400	$439
UniTek Global Services, Inc.	—	Telecommunications	13.50%	—	—	—	670	791	670	791

Total Preferred Equity					—	—	1,070	1,230	1,070	1,230

Common Equity/Warrants—0.5% (7), (8)
A2Z Wireless Holdings, Inc.	—	Retail	—	—	—	—	119	575	119	575
Affinion Group Holdings, Inc., Series A (Warrants)	12/12/2023	Consumer Goods: Durable	—	—	—	—	1,187	541	1,187	541
Affinion Group Holdings, Inc., Series B (Warrants)	12/12/2023	Consumer Goods: Durable	—	—	—	—	—	23	—	23
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	—	—	—	—	—	17	—	17
Patriot National, Inc. (Warrants)	11/27/2023	Banking, Finance, Insurance and Real Estate	—	—	—	—	28	145	28	145
UniTek Global Services, Inc.	—	Telecommunications	—	—	—	—	—	—	—	—
Vestcom Parent Holdings, Inc.	—	Media: Advertising, Printing and Publishing	—	—	—	—	57	268	57	268

Total Common Equity/Warrants					—	—	1,391	1,569	1,391	1,569

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies					48,550	49,899	339,493	335,525	388,043	385,424

Investments in Controlled, Affiliated Portfolio Companies (8)
Common Equity/Warrants—0.0% (7)(8)
Broadview Networks Holdings, Inc.	—	Telecommunications	—	—	159,579	235	—	—	159,579	235
Broadview Networks Holdings, Inc., Series A (Warrants)	11/13/2020	Telecommunications	—	—	—	—	—	—	—	—
Broadview Networks Holdings, Inc., Series B (Warrants)	11/13/2020	Telecommunications	—	—	—	—	—	—	—	—

Total Investments in Controlled, Affiliated Portfolio Companies					159,579	235	—	—	159,579	235

Total Investments					208,129	50,134	339,493	335,525	547,622	385,659
Cash and Cash Equivalents—32.3%
BlackRock Liquidity Funds, Temp Cash and Temp Fund, Institutional Shares					—	—	9,836	9,836	9,836	9,836
Cash and Cash Equivalents (12)					107,674	107,674	—	—	107,674	107,674

Total Cash and Cash Equivalents					107,674	107,674	9,836	9,836	117,510	117,510

Total Investments and Cash Equivalents—131.5%					$315,803	$157,808	$349,329	$345,361	$665,132	$503,169

Assets in Excess of Other Liabilities (Liabilities in Excess of Other Assets)—(31.5)%						9,991		(132,390)		(122,399)
Net Assets—100.0%						$167,799		$212,971		$380,770

Pro Forma Adjustments (13):
Transaction costs										(2,400)

Totals					$315,803	$167,799	$349,329	$212,971	$665,132	$378,370

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

PRO FORMA CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)	Valued based on PFLT’s accounting policy (see Note 1).
(3)	The provisions of the 1940 Act classify investments based on the level of control that PFLT maintains in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when PFLT owns less than 25% of a portfolio company’s voting securities and “controlled” when PFLT owns 25% or more of a portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that PFLT maintains in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when PFLT owns less than 5% of a portfolio company’s voting securities and “affiliated” when PFLT owns 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility and held through Funding I.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(11)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, PFLT may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of PFLT’s total assets.
(12)	Cash and cash equivalents have been adjusted for transaction costs in connection with the Merger for MCG.
(13)	Upon consummation of the Merger and in accordance with ASC-50, Business Combinations—Related Issues, PFLT will account for the Merger under asset acquisition accounting, which when acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill. As a result, such adjustment has been reflected in a single line item entitled “Pro forma Adjustment.” However, a final determination of the fair value of MCG’s investments will be made after the Merger is completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts, and have not been individually adjusted to reflect the any adjustment unless otherwise noted.

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PennantPark Floating Rate Capital Ltd. and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except per share data unless otherwise stated)

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger is included as of and for the six months ended March 31, 2015 and for the year ended September 30, 2014. On April 28, 2015, PFLT and MCG entered into a Merger Agreement. For the purposes of the Pro Forma Condensed Consolidated Financial Statements, the value of PFLT’s stock price used to determine PFLT’s purchase price is approximately $164,440, which is based upon a price of $14.08 per share (last closing price as of June 12, 2015) of PFLT Common Stock. The pro forma adjustments included herein reflect the conversion of MCG Common Stock into PFLT Common Stock using an exchange ratio of 0.3162 per share of PFLT Common Stock for each of the 36,934 estimated shares of MCG Common Stock outstanding as of March 31, 2015 after all MCG stock awards are exercised.

The Merger will be accounted for as an asset acquisition of MCG by PFLT in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the NAV of MCG at closing may be different than the preliminary amounts indicated herein and those differences may be material.

As permitted under Regulation S-X and as explained by ASC 946-810-45, PFLT will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to PFLT. Accordingly, PFLT has consolidated the results of all subsidiaries in its Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements and have eliminated all intercompany balances and transactions.

In determining the fair value of the assets to be acquired, PFLT determines fair value, as defined under ASC 820, Fair Value Measurement, as the price that PFLT would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of PFLT. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to PFLT on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by PFLT at the measurement date.
Level 2:

Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on PFLT’s own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of PFLT’s investments and the Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than PFLT’s valuation and those differences may be material. A review of fair value hierarchy classifications is conducted on a quarterly basis. The inputs into the determination of fair value may require significant management judgment or estimation.

In addition to using the above inputs in cash equivalents, investments and the Credit Facility valuations, PFLT employs the valuation policy approved by its board of directors that is consistent with ASC 820. Consistent with PFLT’s valuation policy, PFLT evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value.

The following table presents fair value measurements of investments for the pro forma combined company as of March 31, 2015:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Investments	$385,659	$—	$1,438	$384,221
Credit Facility	$117,593	$—	$—	$117,593

There are no material changes in investments that use Level 3 inputs between the actual March 31, 2015 amounts and those presented for the pro forma combined company as of March 31, 2015.

PFLT may become party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with its portfolio companies or the Merger Agreement. Furthermore, third parties may try to seek to impose liability on PFLT in connection with the activities of its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, PFLT does not expect that these proceedings will have a material effect on its financial condition or results of operations. Preacquisition contingent assets and liabilities are accounted for in accordance with ASC 450. Accordingly, as of March 31, 2015, PFLT has not accrued any contingent assets or liabilities in the pro forma condensed consolidated financial information as they are not probable or estimable.

The unaudited pro forma condensed consolidated financial information includes preliminary estimated purchase price allocation adjustments to record the assets and liabilities of MCG at their respective relative fair values and represents PFLT’s management’s estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the relative fair values of MCG’s assets and liabilities. Accordingly, the final accounting adjustments and transaction costs may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of MCG as compared to the information shown in this document may change the amount of the purchase price allocated to the net assets acquired in accordance with ASC 805-50—Business Combinations—Related Issues.

PFLT has elected to be taxed, and intends to qualify annually to maintain its election to be taxed, as a RIC under Subchapter M of the Code. See “Certain Material U.S. Federal Income Tax Consequences of the Merger” for more information.

The unaudited pro forma condensed consolidated financial information presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated financial information is not indicative of the results of operations in future periods or the future financial position of the combined company.

2.	PRELIMINARY ASSET ACQUISITION ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information for the Merger includes the unaudited pro forma condensed consolidated statement of assets and liabilities as of March 31, 2015 assuming the Merger was completed on March 31, 2015. The unaudited pro forma condensed consolidated statement of operations for the six months ended March 31, 2015 and for the year ended September 30, 2014 were prepared assuming the Merger was completed on October 1, 2014 and 2013, respectively.

The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 11,679 shares of PFLT Common Stock in connection with the Merger.

The Merger will be accounted for using the asset acquisition method of accounting; accordingly, PFLT’s cost to acquire MCG will be determined at closing. Accordingly, the pro forma purchase price has been allocated to the as-adjusted relative fair value of assets acquired and the liabilities assumed based on PFLT’s currently estimated relative fair values as summarized in the following table:

Common stock issued by PFLT	$164,440

Assets acquired:
Investments, at fair value	$50,134
Cash and cash equivalents	107,674
Other assets	14,771

Total assets acquired	172,579
Other liabilities assumed	(4,780)

Net assets acquired	167,799

Excess of fair value over purchase price	(3,359)

Total purchase price	$164,440

3.	CAPITAL LOSS CARRYFORWARD

As of March 31, 2015, MCG had approximately $233.9 million in capital loss carryforwards. PFLT had no capital loss carryforward as of March 31, 2015. Since PFLT had no capital loss carryforward, the Merger will not affect PFLT with respect to capital loss carryforward. MCG’s capital loss carryforward is expected to be limited by Section 382 of the Code in the event of the Merger; however, certain transactions that may be undertaken after the Merger may further restrict or eliminate the usage of MCG’s capital loss carryforward.

4.	SUBSEQUENT EVENTS

In April 2015, MCG entered into an agreement to sell its equity investments in Broadview Networks Holdings, Inc. for $235,000. The sale was completed in May 2015.

In May 2015, MCG received a $6.5 million payment from GMC Television Broadcasting, LLC on its $9.2 million senior loan investment. In June 2015, C7 Data Centers, Inc. made a full repayment of its loan to MCG. In addition, MCG has received notices from Pharmalogic Holdings Corp. and South Bay Mental Health Center, Inc. of their intentions to repay each of their loans in full by the end of July 2015.

CAPITALIZATION

The following table sets forth (1) PFLT’s and MCG’s actual capitalization at March 31, 2015 and (2) PFLT’s capitalization as-adjusted to reflect the effects of the Merger. You should read this table together with PFLT’s and MCG’s condensed consolidated statements of assets and liabilities and the pro forma financial information included elsewhere in this joint proxy statement and prospectus.

(unaudited, amounts in thousands except per share data)	As of March 31, 2015
	Actual PFLT	Actual MCG	Merger-related Adjustments	As-Adjusted for the Merger
Cash and cash equivalents	$9,836	$116,013	$(10,739)	$115,110
Total assets	354,374	180,918	(10,739)	524,553
Credit Facility (cost $117,300)	117,593	—	—	117,593
Net Assets(1)

PFLT Common Stock, par value $0.001 per share, 100,000 shares of common stock authorized, 14,898 shares of common stock issued and outstanding, actual and 26,577 shares of common stock issued and outstanding, as-adjusted; MCG Common stock, $0.01 par value per share, 200,000 common shares authorized, 37,074 common shares issued and outstanding	15	371	(359)	27
Paid-in capital in excess of par value	207,226	858,421	(692,434)	373,213
Undistributed net investment income (Distributions in excess of net investment income)	6,683	(524,658)	524,058	6,083
Accumulated net realized gain on investments	3,308	—	—	3,308
Net unrealized depreciation on investments	(3,968)	(157,996)	157,996	(3,968)
Net unrealized appreciation on Credit Facility	(293)	—	—	(293)

Total net assets	212,971	176,138	(10,739)	378,370

Total capitalization(2)	$330,564	$176,138	$(10,739)	$495,963

(1)	Does not include any shares issued pursuant to PFLT’s dividend reinvestment plan.
(2)	Total capitalization equals the sum of net assets and the fair value of the Credit Facility.

THE MERGER

The discussion in this joint proxy statement and prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement and prospectus and is incorporated by reference in this joint proxy statement and prospectus.

General Description of the Merger

Pursuant to the Merger Agreement, at the effective time, Sub One will merge with and into MCG, with MCG continuing as the surviving corporation, followed immediately and as a single integrated transaction by the Second Merger of MCG with and into Sub Two with Sub Two continuing as the surviving entity and a wholly owned subsidiary of PFLT.

In the Initial Merger, each outstanding share of MCG Common Stock outstanding immediately prior to the effective time (including shares of restricted stock which will vest upon the effective time) will be converted into the right to receive $4.521 in PFLT Common Stock as well as $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock). Based on the closing price of PFLT Common Stock on June 12, 2015 of $14.08, holders of MCG Common Stock would have been entitled to receive an additional $0.070 in cash consideration from PFLT Investment Adviser based on the adjustment mechanism for each share of MCG Common Stock held immediately prior to the Initial Merger.

In the Second Merger, all the assets and liabilities of MCG immediately before the Merger will become the assets and liabilities of Sub Two, which will continue to be a wholly owned subsidiary of PFLT.

Based on the number of shares of PFLT Common Stock issued and outstanding at the closing of the Merger, it is expected PFLT stockholders will own approximately 56% of the outstanding PFLT Common Stock and MCG stockholders will own approximately 44% of the outstanding PFLT Common Stock.

Background of the Merger

MCG’s board of directors and executive management regularly review and assess MCG’s business strategies and objectives, including strategic opportunities and challenges. These reviews and assessments included an evaluation of MCG’s portfolio of investments, as well as industry trends, general market conditions and developments in mergers and acquisitions.

In 2014 and 2015, the MCG board of directors determined that it was in the interest of stockholders to streamline its operations and reduce its portfolio investments, including conducting several repurchases of outstanding MCG Common Stock, eliminating its outstanding borrowings and credit facilities and monetizing a large portion of its portfolio.

On October 29, 2014, MCG announced its intent to repurchase up to $75 million of MCG Common Stock through a modified “Dutch Auction” tender offer, at prices no less than $3.25 per share and no more than $3.75 per share. The maximum number of shares proposed to be purchased in the tender offer represented approximately 53% of MCG’s then outstanding common stock. The offer expired on December 3, 2014 and MCG acquired all of the shares of common stock tendered in the offer, which represented approximately 11% of MCG’s then outstanding common stock.

Starting in the third quarter of 2014, MCG suspended the payment of dividends. By the end of 2014, MCG had stopped making new investments and originating new loans. As of December 31, 2014, MCG had no borrowings, seven remaining portfolio companies with a combined fair value of $75.3 million and $105 million in cash.

On January 22, 2015, the MCG board of directors met and discussed MCG’s future prospects. Following a thorough review of MCG’s investment portfolio and market conditions, the MCG board determined to explore strategic alternatives for the company and to formally engage Morgan Stanley & Co. LLC (“Morgan Stanley”) as its financial adviser and Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”) as its legal adviser in the matter.

On February 9, 2015, MCG issued a press release announcing its intent to explore strategic alternatives to maximize stockholder value, including a possible sale of the company.

Following the public announcement, Morgan Stanley contacted a total of 103 potential counterparties, including BDCs, specialty finance companies, private equity funds, credit funds and asset managers to solicit their interest in pursuing a strategic transaction with MCG. Of those contacted, 52 entered into confidentiality agreements with MCG that included customary terms regarding non-disclosure of MCG’s non-public information but that did not include “standstill” provisions that could have limited any of these parties from making a subsequent offer. Each party that entered into a confidentiality agreement was given access to information regarding, among other things, MCG’s business, management, assets, liabilities, financial condition and results of operations and was requested to submit a preliminary indication of interest by February 26, 2015.

Twenty-three parties ultimately submitted preliminary indications of interest in connection with the first round of the process. The preliminary indications of interest included (i) proposals to acquire all of the outstanding shares of MCG Common Stock, (ii) proposals to convert MCG into an externally managed business development company or closed-end fund in which MCG stockholders would retain an ownership interest and (iii) a proposal that MCG pursue a monetization of its existing capital loss carryforwards.

On March 2, 2015, the MCG board of directors met with its legal and financial advisers as well as members of MCG management. Morgan Stanley provided the MCG board of directors with an update on the status of discussions with potential strategic partners, including a summary of the indications of interest received. The MCG board of directors and its advisers discussed the preliminary indications of interest, including in each case the value offered to MCG stockholders, the type of consideration offered, and the feasibility of completing the transaction. Following a detailed discussion, the MCG board of directors instructed Morgan Stanley to (1) inform four parties, including PFLT, that they had been selected to continue in the process and were invited to submit definitive transaction proposals, and (2) instruct certain of the remaining parties that their preliminary indications of interest did not provide sufficient value but that they were invited to revise their proposals to offer greater value to MCG stockholders. The four parties invited to continue in the process were requested to submit final binding offers by April 2, 2015. Other than as described below, no other participant invited to revise its proposal did so.

One of the participants not initially invited into the second round of the process, HC2, had submitted a proposal to acquire all outstanding MCG stock for consideration which HC2 valued at 105% of NAV at closing, net of transaction costs. Pursuant to the terms of the preliminary indication of intent, the consideration payable would primarily consist of HC2 common stock and a newly created class of HC2 preferred shares with a small amount of cash. The MCG board of directors discussed HC2’s offer, noting the difficulty in valuing the securities offered due to HC2’s limited operating history and small size, as compared to other bidders in the process. The MCG board of directors also noted that the 7% dividend rate on the preferred securities offered was lower than the interest rate of 11% on HC2’s existing debt. The MCG board of directors also considered that there would likely be limited liquidity in the preferred shares and that there was a lack of a consistent dividend history of the common stock. Based on this, the MCG board of directors did not invite HC2 to continue in the process at that time.

Following the receipt of the preliminary indications of interest, one of the MCG directors asked that the directors consider whether, as an alternative to the preliminary indications of interest, it might be possible for either an individual or entity to structure an alternative transaction which could offer greater value to MCG’s stockholders by utilizing MCG’s existing capital loss carryforwards.

On March 8, 2015, the MCG board of directors met without the director who requested consideration of that alternative and authorized MCG management to work with such director to determine whether a transaction could be structured along these lines. Additionally, Morgan Stanley was instructed to consider whether there were any other potential parties that could structure such a transaction.

The MCG board of directors also discussed communications received from HC2, one of the bidders who was not initially invited into the second round, expressing continued interest in pursuing a transaction and indicating a willingness to revise the initial indication of interest to offer greater value to MCG stockholders. The MCG board of directors noted HC2’s willingness to revise its offer and ultimately agreed to invite HC2 into the second round, bringing the total of number of participants in the second round to five. In admitting HC2 to the second round, the board communicated to HC2 a strong preference for an all-cash structure for the transaction or another alternative that provided greater liquidity for MCG stockholders and HC2 had indicated a willingness to accommodate the board’s request. The MCG board of directors then directed Morgan Stanley to provide further analysis of the consideration offered and Wachtell Lipton to conduct further diligence with regards to HC2 and its management team so the MCG board of directors could better evaluate the proposed transaction and the securities offered. The MCG board of directors also instructed Morgan Stanley to conduct further negotiations with HC2 to attempt to determine how the investors would value HC2’s newly created preferred security and to structure an alternate form of consideration, with a particular desire to receive a cash offer.

During the weeks of March 9 and March 16, 2015, members of MCG management met with representatives of each of the remaining participants in the process in order to provide additional information about MCG for use in their evaluation of a potential definitive transaction.

On March 12, 2015, after the initial deadline for submission of preliminary indications of interest, Company A, an alternative credit investment manager, expressed interest in participating in the process and executed a confidentiality agreement with MCG. The following day, Company A submitted its indication of interest to Morgan Stanley proposing to acquire all of the outstanding shares of MCG Common Stock for MCG’s NAV at closing in an all-cash transaction.

On March 17, 2015, the MCG director who had believed that it might be possible to utilize the capital loss carryforwards to create greater value than the current proposals informed members of the MCG board of directors that he had spent significant time considering and assessing such a structure and concluded that it would not be possible to structure such a transaction and that he was no longer pursuing any such alternatives.

On March 19, 2015, the MCG board of directors met to discuss the sale process with representatives of Morgan Stanley and Wachtell Lipton as well as members of MCG management. Following discussion of the proposal received from Company A, the MCG board of directors instructed Morgan Stanley to invite Company A to the second round of the process, bringing the total number of potential participants in the second round to six.

At the meeting, the MCG board of directors also discussed a communication received from another participant in the first round of the process, Company B, who had not been invited to participate in the second round but suggested that there might be an alternative that did not involve a sale of MCG but that provided more value through the utilization of MCG’s tax attributes. While it was unclear to the MCG board as to how Company B intended to create additional value for MCG stockholders, the MCG board of directors determined to enter into a confidentiality agreement with Company B in order to obtain further information about its analysis of MCG’s capital loss carryforwards to determine whether additional value could be created for MCG stockholders, which was executed on March 24, 2015. Given the lack of clarity as to Company B’s proposal and concern that Company B might not have an intention of submitting a bona fide proposal, the confidentiality agreement with Company B did include a “standstill” provision limiting Company B’s ability to acquire additional MCG securities and take other actions.

After the special meeting of the MCG board of directors, a draft merger agreement was distributed to the participants in the second round of the process and each party was advised to submit their proposed revisions to the merger agreement along with their definitive transaction proposals on April 2, 2015.

On March 23, 2015, members of MCG management met with representatives of Company A in order to provide them with additional information about MCG for use in their evaluation of a potential transaction.

On March 24, 2015, HC2 submitted a revised letter of intent to the MCG board that provided for an acquisition of all outstanding MCG shares in exchange for a newly created class of HC2 preferred stock valued at 105% of MCG’s NAV at closing. Pursuant to the terms of the offer, the newly created preferred stock would enjoy cumulative rights, a liquidation preference and conversion rights along with a quarterly cash dividend at an annualized rate of 8.125% per annum. However, the securities would be subordinate to HC2’s existing preferred securities and could be converted to common stock by HC2 under certain conditions. The revised letter was also accompanied by a theoretical valuation of the newly created HC2 preferred security and an overview of HC2’s business.

On March 26, 2015, Company B delivered another letter to MCG proposing that it be engaged as MCG’s external investment adviser as part of an implementation for a restructuring of the company from a BDC to a closed-end investment management company registered under the 1940 Act.

On March 27, 2015, the MCG board met with its financial and legal advisers to discuss the status of negotiations with the second round participants. Morgan Stanley reported to the MCG board on recent conversations and diligence activity by each participant. Morgan Stanley noted that two parties, including Company A, had not been actively pursuing due diligence or negotiations with respect to a transaction, and a third party had indicated that it was unlikely to submit a final proposal given the state of its business and the lack of need for additional capital at the time.

The MCG board of directors then discussed the latest communication from Company B. Wachtell Lipton reviewed the terms of the non-disclosure agreement between Company B and MCG for the MCG board of directors and Morgan Stanley and Mr. Kennedy reported to the MCG board regarding the results of recent conversations with the management team of Company B. Noting Company B’s sustained interest in the matter, the MCG board of directors instructed Morgan Stanley to invite Company B to participate in the second round of the process and submit a definitive transaction proposal as well as proposed revisions to the merger agreement.

The MCG board also discussed the ability of MCG or a potential strategic partner to utilize certain existing capital loss carryforwards in the event of a transaction. Upon further discussion, the board determined to engage Ernst & Young LLP (“E&Y”), MCG’s independent registered public accounting firm, to provide an overview of the potential applicability of certain limitations that could apply with respect to MCG’s existing capital losses in the event of a potential transaction.

Of the six participants that were in the second round of the process, only two participants submitted definitive transaction proposals by April 2, 2015, PFLT and HC2.

In its definitive transaction proposal, PFLT proposed to acquire all outstanding shares of MCG Common Stock for $178.4 million, at a price of $4.81 per share, in the form of PFLT Common Stock and up to $25 million in cash. PFLT’s offer assumed that (1) MCG’s pre-transaction NAV would be approximately $174.8 million, (2) all but two of MCG’s investments would be monetized as of closing, (3) MCG would receive approximately $3 million from the successful resolution of pending litigation claims and (4) the sale of RadioPharmacy would result in a $0.6 million realized gain. According to the terms of the proposal, PFLT would not need to incur additional debt to finance the transaction and the PFLT Investment Adviser may contribute up to $8.3 million to reimburse MCG for related transaction costs but PFLT reserved the right to terminate the agreement if the market price of PFLT Common Stock were to fall to more than $0.25 below the PFLT NAV per share. The proposal also indicated that PFLT had received preliminary internal approvals for the transaction and, although the completion of the transaction was subject to further diligence, wished to negotiate and sign a merger agreement promptly.

The proposal noted that PFLT’s investment advisory agreement with the PFLT Investment Adviser provides for a management fee of 1% of gross assets (excluding cash and cash equivalents) and an approximate incentive fee of 10% of profits in excess of a 7% return to stockholders.

HC2 submitted a final proposal that offered to purchase all outstanding stock of MCG at an amount nominally valued by HC2 at 105% of MCG’s assumed post-transaction NAV, or approximately $4.75 per share of MCG Common Stock, in the form of a newly issued class of cumulative perpetual preferred securities of HC2. The proposal provided for certain rights of the new security, including a liquidation preference, a cumulative dividend right, and conversion rights into HC2 common stock as well as other characteristics. HC2 also offered an alternative transaction structure whereby MCG stockholders could elect to receive HC2 common stock or cash. MCG stockholders who elected to receive cash would be paid approximately $4.25 per share out of MCG’s cash holdings as long as MCG would have no less than $50 million of cash after the distribution.

On April 3, 2015, the MCG board of directors met to review the ability of MCG or a potential strategic partner to utilize the capital loss carryforwards of MCG in the event of a transaction. The meeting also was attended by representatives of Wachtell Lipton, MCG’s executive officers, and E&Y. E&Y provided an overview of the potential applicability of certain limitations that could apply with respect to MCG’s existing losses. E&Y also discussed the potential ability of MCG or a potential strategic partner to utilize certain existing net operating loss carryforwards in the event of a transaction. The board concluded that, with the myriad of potential limitations on the ability of MCG or a potential buyer to use these losses, there was not likely to be a transaction structure that could provide more value than the definitive transaction proposals received.

On April 6, 2015, the MCG board of directors met with representatives of Morgan Stanley and representatives of Wachtell Lipton, as well as members of MCG management, to review the two definitive transaction proposals. At that meeting, Morgan Stanley provided a report to the MCG board of recent discussions with the two remaining participants and the MCG board reviewed and discussed, with the assistance of its legal and financial advisers, the two final proposals submitted by the participants—PFLT and HC2—and the continued email communications from Company B.

The board noted that the PFLT proposal offered MCG stockholders a premium for their MCG Common Stock, the opportunity to participate in the future growth of the combined company, which would operate as a BDC, and a favorable management fee structure as well as a number of other advantages. See “—Reasons for the Merger.”

The MCG board of directors noted that HC2’s proposed stock consideration consisted of a newly created class of securities that may have limited liquidity and may be unlikely to trade at par upon its issuance and the alternative all-cash proposal was at a significant discount to MCG’s NAV and may be further reduced depending on MCG’s cash holdings at the time of closing. The MCG board of directors also considered the compatibility of HC2’s investment portfolio and stockholder base with those of MCG. The MCG board of directors discussed the fact that the MCG stockholder base largely consists of retail stockholders who purchased MCG Common Stock in order to hold a defensive investment in a BDC that generated consistent returns and avail themselves of the protections of the 1940 Act. The MCG board of directors expressed concerns regarding HC2’s concentrated investments in equity securities that were funded primarily with debt and the fact that HC2, in its short history, has not regularly declared dividends on its common stock.

In addition to its concerns regarding the consideration offered, the MCG board of directors specifically discussed the past alleged securities law violations of Phillip Falcone, HC2’s principal. The MCG board considered that in 2012, the SEC alleged that both Mr. Falcone and Mr. Falcone’s hedge fund, Harbinger Capital Partners LLC (“Harbinger”), committed multiple instances of securities fraud, including the use of client capital to fund personal tax liabilities and preferential treatment of certain investors in violation of the fund’s governing documents. The matter was eventually settled upon Mr. Falcone and Harbinger’s admissions to the facts set out in the settlement agreement and payments of $11.5 million and $6.5 million, respectively. As part of the settlement, the SEC imposed a ban on Mr. Falcone’s “acting as or associating with any broker, dealer, investment adviser, municipal securities dealer, municipal adviser, transfer agent, or nationally recognized statistical rating organization.”

After extensive discussion, the MCG board of directors determined that, for the collective reasons outlined above, a transaction with HC2 was not in the best interest of MCG stockholders.

Morgan Stanley also reported to the MCG board of directors that, despite multiple conversations, Company B had not submitted a formal proposal or a proposed transaction agreement as the MCG board had requested but continued to offer its services as an external investment adviser and manager for MCG. The MCG board discussed the potential structure of such a transaction but ultimately determined that there is insufficient information for an adequate evaluation of Company B’s proposal.

After considering the proposals from the second round participants, the MCG board of directors discussed the revisions to the proposed merger agreement submitted by PFLT, including the specific terms to be negotiated. Specifically, the MCG board of directors emphasized the importance of closing certainty of the proposed transaction, the value provided to MCG stockholders and the representation of MCG stockholders in the combined company, among others. The MCG board of directors directed Messrs. Neu and O’Keefe to engage with PFLT management and Wachtell Lipton to negotiate with PFLT’s counsel the terms of the transaction.

On April 7, 2015, MCG entered into a confidentiality agreement with PFLT in order to receive confidential information from PFLT and its advisers.

On April 13, 2015, the MCG board of directors met with representatives of Morgan Stanley and Wachtell Lipton as well as MCG management. The purpose of the meeting was to review the process of negotiations with PFLT and discuss the next steps with regards to HC2’s bid. Messrs. Neu and O’Keefe informed the MCG board that they had participated in preliminary discussions with PFLT and PFLT was responsive to the board’s suggestions and concerns. During negotiations, PFLT had indicated a willingness to provide for greater closing certainty in exchange for other provisions in the merger agreement, including the amount of consideration offered to MCG stockholders. As a preliminary matter, PFLT agreed to consider the elimination of the termination right in the event that the PFLT common stock was trading more than $0.25 below the then current NAV per share in the context of an otherwise acceptable transaction. The MCG board of directors directed Messrs. Neu and O’Keefe to negotiate further with PFLT management and also instructed MCG management and MCG’s advisers to begin reverse diligence on PFLT.

Morgan Stanley also reported to the MCG board of directors that HC2 has continued to reiterate its interest in a possible business combination with MCG and has requested a meeting with the MCG board of directors. In order to fully assess HC2’s proposal and the risks associated with the newly created preferred stock offered as consideration, the MCG board directed its advisers to conduct further due diligence on HC2.

On April 14, 2015 and April 15, 2015, executive officers of MCG conducted due diligence on PFLT at PFLT’s offices in New York and with materials provided electronically.

On April 16, 2015, the MCG board met with representatives of Wachtell Lipton and Morgan Stanley, as well as members of MCG management, to discuss the status of negotiations with PFLT and any updates from ongoing conversations with HC2. MCG management presented their diligence findings and informed the board that due diligence on PFLT’s portfolio of investments was substantially complete. In evaluating management’s findings, the MCG board of directors noted PFLT’s consistent history of consistent and, over time, increased dividend distribution and the favorable performance of its investments to date.

Wachtell Lipton also provided an update to the MCG board of directors regarding the status of negotiations—namely, the amount and structure of the consideration payable and the restrictions on MCG’s operations between signing and closing. Wachtell Lipton noted that PFLT had proposed that the mix of consideration be modified to reflect the amount, $3 million (approximately $0.08 per MCG share), originally allocated for the settlement of MCG’s litigation claims that had not been received as previously assumed and provide such consideration in the form of a contingent value right.

Representatives of Wachtell Lipton and members of MCG management also reported to the MCG board of directors on the status of negotiations regarding the restrictions on MCG’s business between the signing of the merger agreement and closing of the transaction. Wachtell Lipton noted PFLT’s desire to keep operating costs of MCG to a minimum. The MCG board of directors discussed the actions MCG must take between signing and closing in order to preserve the value of existing investments. After discussions with members of MCG management, the MCG board of directors determined that MCG must retain the ability to actively manage its investments between signing and closing and directed Wachtell Lipton to negotiate further with PFLT and its counsel on the matter.

The MCG board of directors also discussed the risks and uncertainties that would be involved in a transaction with HC2, especially considering the fact that the HC2 common stock was trading at a significant premium to its NAV despite relatively low earnings and that the consideration received by MCG stockholders would consist of newly created HC2 securities with limited liquidity. After detailed discussion with its financial and legal advisers, the MCG board of directors determined that a transaction with HC2 would not be in the best interest of MCG stockholders despite the notional premium offered by the proposal.

The MCG board, with the assistance of its advisers and management, also discussed the advantages and disadvantages of proceeding with the transaction with PFLT as well as the available alternatives, including, among others, liquidation of MCG. As part of this evaluation, the MCG board of directors discussed the complications and uncertainties that would be involved in a liquidation of MCG.

On April 17, 2015, PFLT submitted a revised draft of the proposed merger agreement largely reflective of the recent discussions between Messrs. Neu and O’Keefe and PFLT management. The draft eliminated PFLT’s termination rights in the event PFLT common stock was trading below NAV and provided for approximately $4.75 payable per share of MCG Common Stock in the form of $4.504 of PFLT common stock, valued at the greater of the NAV per share (calculated 48 hours before the closing date, excluding Sundays and holidays) and the closing price of PFLT common stock as of the second business day before the closing date (the “Closing Price”); $0.225 in cash; and if the Closing Price is less than the NAV per share of PFLT Common Stock, an amount of cash equal to the lesser of $0.25 and the difference between the Closing Price and the per share NAV, for each share of PFLT Common Stock received; plus one contingent value right tied to the outcome of MCG’s litigation claim. PFLT management reiterated their unwillingness to allocate any value to the pending litigation claim other than the contingent value right. The revised draft merger agreement also contained a termination fee payable by MCG if, in the absence of a superior proposal, MCG stockholders were to fail to approve the merger agreement and merger, and provided for the sale of MCG’s interest in Broadview Networks Holdings, Inc. (“Broadview”) as a condition to the closing of the merger. Broadview was valued on MCG’s books at approximately $0.2 million.

On April 20, 2015, Mr. Neu participated in further negotiations with the principals of PFLT regarding the amount and structure of consideration offered for all outstanding shares of MCG stock and other items set forth in the proposed merger agreement. Later that day, the MCG board of directors met with representatives of Morgan Stanley and Wachtell Lipton to discuss the status of negotiations with PFLT.

The MCG board of directors noted the addition of the sale of MCG’s equity holdings in Broadview as a closing condition to the transaction and discussed the impact on closing certainty. The MCG board of directors noted that MCG has retained its holdings in Broadview to date for its tax attributes; however, after earlier discussions with E&Y and MCG’s legal and financial advisers, the MCG board of directors did not believe it to be likely that either MCG or a strategic partner would be able to utilize such tax attributes. Upon further discussion, the MCG board of directors instructed MCG management to monetize MCG’s holdings in Broadview in order to ensure closing certainty of the proposed transaction with PFLT.

The MCG board of directors also discussed the possible governance structure of the combined company after closing and noted the importance of representation of MCG stockholders on the board of the combined company at the time of closing. As MCG stockholders would constitute approximately 40 to 45% of the stockholder base of the combined company, there should be temporary protections in place to safeguard their interests. The MCG board of directors determined to continue to engage with PFLT to reach a mutually acceptable transaction expeditiously.

In addition, the MCG board of directors discussed, with the help of Wachtell Lipton, the potential tax treatment of the transaction. Representatives of Wachtell Lipton presented to the board on the legal requirements of a tax-free transaction. The MCG board of directors noted the difficulty of satisfying certain legal requirements and the fact that a number of MCG’s stockholders might prefer a taxable transaction in order to be able to realize losses without having to sell their MCG Common Stock.

On April 23, 2015, MCG entered into an agreement to sell its entire equity holdings in Broadview for book value and the sale was completed in May 2015. Following the sale, MCG’s assets consisted of its debt investments in C7 Data Centers, Inc., GMC Television Broadcasting, LLC, Pharmalogic Holdings Corp. and South Bay Mental Health Center, Inc.

On April 24, 2015, Messrs. Neu and O’Keefe engaged in further discussions with PFLT’s management regarding the potential transaction and again sought to receive value for MCG’s outstanding litigation, noting that the costs and complexities associated with a contingent value right relative to the value potentially receivable. While PFLT’s management would not accord any value to this litigation, the parties did agree that MCG would not have to pay a termination fee if its stockholders were to fail to approve the merger agreement and merger in the absence of another proposal and also acknowledged that by virtue of their ownership of the combined company the MCG stockholders would receive the benefit of approximately 40 to 45% of any litigation settlement. PFLT’s management also agreed, subject to the necessary due diligence and compliance with applicable regulation, to seek to have PFLT’s board of directors appoint two members of the MCG board of directors, to be named in the Merger Agreement, to its board of directors upon closing of the transaction.

On April 28, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley, and members of MCG management. First, the MCG board of directors discussed, with the help with its financial and legal advisers, the terms of the revised merger agreement. Wachtell Lipton reported to the MCG board of directors that, upon further discussion with PFLT’s counsel, it was uncertain that the transaction would receive tax-free treatment due to the nature of MCG’s operations. The directors discussed the impact of a taxable transaction on MCG stockholders and the available alternatives. The directors noted that there were no tax-free alternatives reasonably available to MCG and its stockholders and, of the potential alternatives, the proposed transaction continued to offer the most value for MCG stockholders.

Mr. Neu then advised the MCG board of directors that, subject to receipt of requisite board approval, MCG was in a position to execute the revised merger agreement with PFLT and announce the transaction. At this meeting, representatives of Wachtell Lipton reviewed with the board the terms and conditions of the proposed merger agreement and the MCG board’s fiduciary duties when considering the proposed transaction. Representatives of Morgan Stanley rendered an oral opinion to the board of directors of MCG, which was subsequently confirmed by the delivery of a written opinion dated April 28, 2015, to the effect that, as of such date, and based upon and subject to the factors and assumptions set forth in such opinion, the consideration pursuant to the merger agreement was fair from a financial point of view to MCG stockholders. For a further discussion of the opinion of Morgan Stanley, see “The Merger—Opinion of Morgan Stanley & Co. LLC.”

The MCG board of directors considered various reasons to approve the merger agreement, including certain countervailing factors. For a further discussion of the material factors considered by the MCG board of directors, see “—Reasons for the Merger” below. After discussion with its financial and legal advisers, and members of MCG’s management, and in light of the reasons considered, the MCG board of directors unanimously:

•	determined the Merger Agreement and the transactions contemplated thereby, including the Merger, to be advisable, fair to and in the best interests of MCG’s stockholders;

•	approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Merger; and

•	resolved to recommend that MCG stockholders adopt the Merger Agreement and approve the Merger.

On April 28, 2015, following the foregoing events, the Merger Agreement was executed by MCG, PFLT, Sub One, Sub Two and the PFLT Investment Adviser.

On the morning of April 29, 2015, the parties issued a joint press release publicly announcing entry into the Merger Agreement.

On May 4, 2015, HC2 published and sent to the MCG board of directors an unsolicited non-binding offer to acquire all outstanding shares of MCG in a stock-for-stock transaction. On the same day, the MCG board of directors acknowledged receipt of the offer and committed to evaluating the proposal in compliance with the MCG board’s fiduciary duties and obligations under the Merger Agreement.

Pursuant to the terms of the unsolicited non-binding offer, each share of MCG Common Stock would be exchanged for $0.226 in cash and, at the election of MCG stockholders, either (i) 0.434 of a share of HC2 common stock or (ii) 0.191 of a share of a newly created class of HC2 cumulative perpetual preferred stock with a dividend rate of 8.125%. The newly created class of HC2 preferred stock would have certain liquidation preference and cumulative rights but would also be subject to a mandatory conversion into HC2 common stock at HC2’s election in certain circumstances. HC2 valued the consideration at approximately $5.00 per share of MCG Common Stock.

On May 5, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management to discuss HC2’s unsolicited non-binding offer. Representatives of Wachtell Lipton informed the MCG board of directors of its fiduciary duties under applicable law as well as MCG’s obligations under the Merger Agreement. Subsequently, representatives of Morgan Stanley discussed the valuation of the proposed merger consideration and provided the board with an overview of HC2’s business and historical performance. In its analysis of the proposal, Morgan Stanley noted that there were no independent, third-party estimates or price targets available for HC2 and that HC2 has a limited operating history as an industrial holding company under its current leadership team.

The MCG board of directors discussed, with the help of its legal and financial advisers, the advantages and disadvantages of HC2’s unsolicited offer. The board noted that HC2’s latest proposal offered the same type of consideration as HC2’s final proposal in the second round of the process and therefore raised similar concerns for the MCG board of directors. The MCG board of directors also discussed the lack of closing certainty of HC2’s offer. Pursuant to the proposal, the proposed transaction was subject to further due diligence and negotiation of a definitive transaction agreement. The MCG board of directors noted that HC2 had conducted diligence during the process and had the same unfettered access to MCG’s data room and members of management as every other bidder initiated into the second round and MCG’s assets consisted largely of cash and other easily valued assets. The MCG board of directors also noted the fact that HC2 did not submit a proposed merger agreement with its latest proposal even though a proposed merger agreement was provided with HC2’s final bid in the second round of the process and stated that the proposal was subject to the negotiation of definitive documentation.

On May 11, 2015, a special meeting of the MCG board of directors was held with representatives of Wachtell Lipton and Morgan Stanley as well as members of MCG management. At this meeting, the MCG board of directors discussed further, with the help of its legal and financial advisors, the unsolicited non-binding offer from HC2. The MCG board of directors considered the information available regarding HC2’s business and Mr. Falcone’s recent settlement with the SEC as well as the valuation of the proposed stock consideration, prepared by Morgan Stanley.

The MCG board of directors specifically discussed the volatility of the HC2 common stock. In its analysis, Morgan Stanley had noted that HC2 common stock had been in the 50 to 75% volatility range and its historical volume-weighted average price was $9.3058 for the six-month period before the meeting date. Unlike PFLT Common Stock, which has traded consistently between $13 to $14 for a sustained period of time, HC2 common stock had a 52-week low of $3.77 and high of $13.09. As to the preferred securities offered, the MCG board of directors noted the uncertainty surrounding a future market for the securities considering their subordination in HC2’s existing capital structure and their low rate of return compared to that of HC2’s existing indebtedness.

The MCG board of directors also considered the difficulty of obtaining the necessary approval of MCG stockholders for the proposed transaction given the nature of HC2’s business. The MCG board of directors discussed the significant differences between HC2’s investment holdings and that of MCG’s legacy portfolio. The MCG board of directors discussed the fact that the proposed transaction would replace MCG stockholders’ investments in a lower risk portfolio of senior secured loans that was protected by the 1940 Act with holdings in a highly-levered portfolio of equity securities with a limited track record and in a company that offered no 1940 Act protection.

The MCG directors also specifically considered Mr. Falcone’s recent settlement with the SEC, the highly leveraged structure of HC2 and the significant compensation paid to its principals despite the company’s relatively low earnings. The MCG board of directors discussed Mr. Falcone’s history of alleged securities law violations, the facts admitted by Mr. Falcone as part of the related settlement, and the existing ban by the SEC on his “acting as or associating with any broker, dealer, investment adviser, municipal securities dealer, municipal adviser, transfer agent, or nationally recognized statistical rating organization” as well as a number of other factors that the board had previously considered in evaluating HC2’s earlier proposals. In addition, the MCG board of directors noted HC2’s substantial borrowings and its potential impact on the value of the securities to be issued to MCG stockholders. Despite the “preferred” designation of some of the securities offered as consideration, the HC2 equity securities would be subordinated to $54 million of existing HC2 preferred stock as well as $396 million of debt, valued as of May 10, 2015.

Later that day, HC2 filed its Quarterly Report on Form 10-Q.

On May 12, 2015, HC2 submitted a letter to the MCG board of directors requesting a response to its most recent proposal.

On May 14, 2015, the MCG board of directors met with representatives from Morgan Stanley and Wachtell Lipton as well as MCG management to further evaluate HC2’s proposed transaction and to discuss the recent communications received from HC2. Morgan Stanley provided a comparison of offers received as well as further analysis of the expected timing to close each transaction, certainty around each offer, HC2’s performance, information on HC2’s lines of business, comparison of stock ownership of HC2 and PFLT and the consideration that MCG shareholders would receive in each transaction. Morgan Stanley also discussed the valuation of the consideration offered by HC2 and noted that while it was unclear whether the termination fee was payable by MCG or by HC2 if the company decided to accept HC2’s offer, but that they assumed if MCG stockholders bore this cost, and accounting for that fee, the stated value of the proposed consideration payable drops to $4.81 per share, which amounted to approximately 106% of the company’s estimated NAV at closing.

In addition, Morgan Stanley discussed HC2’s investment holdings and its results of operations as reported in HC2’s Quarterly Report on Form 10-Q filed on May 11, 2015, including those of the HC2’s two largest investments—Global Marine Systems Ltd. and Schuff International Inc. Morgan Stanley noted that HC2 reported favorable projections for the company’s future earnings but there were no third-party estimates or price targets available for HC2 or its portfolio companies. The MCG board of directors noted that HC2 acquired both investments with a substantial amount of debt at valuations significantly lower than their implied value today. In addition, the MCG board of directors again expressed concerns regarding the differences between HC2’s highly-leveraged capital structure and MCG’s legacy operations. The MCG board of directors instructed Morgan Stanley and MCG management to conduct further research and analysis of HC2’s financials in light of its recent earnings release.

On May 17, 2015, after further analysis of HC2’s SEC filings and other publicly available information, the MCG board of directors met with representatives of Morgan Stanley, Wachtell Lipton and MCG management to again discuss HC2’s proposal. MCG management provided its analysis of HC2’s capitalization, results of operations and free cash flow as well as a sum-of-the-parts analysis. Morgan Stanley provided its analysis of HC2’s pro forma results as outlined in its SEC filings as well as HC2’s current valuation implied by its market capitalization.

The MCG board of directors discussed, with the help of its legal and financial advisers, the risks associated with the significant amount of debt and preferred equity that would rank senior to the securities offered in the proposed transaction by HC2 to MCG’s stockholders, the volatility in HC2’s stock price, the ability of HC2 to raise an equivalent amount of equity capital in the open market, and the limited amount of free cash flow available to holders of HC2 common stock relative to pro forma EBITDA. Morgan Stanley also reviewed the marketability and liquidity of the securities offered by both HC2 and PFLT. Wachtell Lipton also noted that a transaction with HC2 would mean that MCG stockholders would no longer enjoy the protections of the 1940 Act that are currently applicable to MCG as a BDC. These protections include limitations on affiliate transactions, incurrence of debt over a certain percentage of total assets, diversity of portfolio investments and issuance of stock below NAV as well as a requirement to establish a corporate code of ethics. Following discussion, the MCG board of directors determined to reaffirm its recommendation of the Merger and Merger Agreement.

On May 18, 2015, the MCG board of directors received a letter from a stockholder holding over 5% of the outstanding MCG Common Stock that included a suggestion that a transaction with MCG provided value to both HC2 and PFLT and that the unsolicited proposal from HC2 provided an opportunity for PFLT to increase its existing offer. Subsequent to receipt of the letter, Mr. Neu inquired of the chairman of PFLT whether there were any circumstances under which PFLT would revise its existing offer to provide more value to MCG stockholders. After discussion, PFLT management indicated that there were no circumstances under which it would revise its existing offer. The MCG board of directors met later that day to review the stockholder letter. Upon discussion of the arguments presented in the letter as well as various factors previously noted by the MCG board of directors, the MCG board of directors determined to reaffirm its recommendation of the Merger and Merger Agreement.

On May 19, 2015, the MCG board of directors received another unsolicited letter from HC2, offering to acquire all outstanding stock of MCG for $5.25 per share of MCG Common Stock, with consideration consisting of $0.50 in cash and a number of shares of HC2 common stock valued at $4.75, based on a floating exchange ratio with a 15% symmetrical collar that would keep the exchange ratio between 0.37 and 0.50 shares of HC2 common stock for each share of MCG Common Stock. Counsel to HC2 also submitted a proposed merger agreement to Wachtell Lipton. The proposed merger agreement contemplated that it would be a condition to closing of the transaction that MCG withdraw its election to be treated as a BDC. On the same day, the MCG board of directors issued a press release acknowledging receipt of the offer from HC2, announcing an intention to review the offer in consultation with its financial and legal advisors, and reaffirming the existing recommendation in favor of the merger with PFLT.

On May 22, 2015, HC2 issued a press release stating that the terms of its proposed offer did not contemplate a reduction in the per share consideration as a result of the payment of the termination fee that would be payable to PFLT if MCG were to enter into a transaction with HC2.

Later the same day, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management to discuss HC2’s revised offer, including the key terms of the offer and the proposed merger agreement, MCG’s obligations under the Merger Agreement, the business and characteristics of HC2, potential regulatory concerns with the HC2 proposal and the MCG board’s fiduciary duties when considering the offer. Following discussion, and after further consultation with its advisors, the MCG board of directors unanimously determined that the HC2 offer did not constitute a superior proposal and was not likely to lead to a superior proposal, and determined to reject the proposal and reaffirm its recommendation of the Merger Agreement and the Merger.

On May 31, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management to continue discussing the HC2 offer and to discuss a draft investor presentation intended to inform MCG’s stockholders of the reasons for the determination of the MCG board of directors that the HC2 offer did not constitute a superior proposal and was not likely to lead to a superior proposal, and to discuss recent communications from certain MCG stockholders. Upon further discussion, the MCG board of directors unanimously reaffirmed its recommendation of the Merger Agreement and the Merger.

On June 1, 2015, MCG issued a press release announcing the reaffirmation of its recommendation of the Merger Agreement and the Merger and filed with the SEC an investor presentation discussing in detail the material factors considered by the MCG board of directors in determining that the proposal made by HC2 does not constitute and is not reasonably likely to lead to a superior proposal under the Merger Agreement, including the following factors:

•	Mr. Falcone’s history with the SEC, including the SEC’s announcement that it had charged Mr. Falcone with securities fraud, the SEC’s allegations that Mr. Falcone and Harbinger violated numerous SEC rules and regulations, including anti-fraud rules, Mr. Falcone’s admissions as part of the related consent judgment, and the current ban imposed by the settlement on Mr. Falcone’s “acting or associating with any broker, dealer, investment adviser, municipal securities dealer, municipal advisor, transfer agent, or nationally recognized statistical rating organization”;

•	the fact that the ban on acting in such a capacity makes each of Mr. Falcone and, due to his position with HC2, HC2, an ineligible person under the 1940 Act, with a prohibition on serving as an employee, officer, director, member of an advisory board, investment adviser, or depositor of any registered investment company or business development company;

•	the risk that SEC no-action relief would be required in order to permit HC2 to acquire MCG, due to this ineligible person status and MCG’s status as a BDC;

•	the risk that the SEC would investigate whether HC2 should be required to register as an investment company and would determine that HC2 is not able to issue securities without going through such a registration process;

•	the risk that the independent monitor appointed to oversee certain of Mr. Falcone’s activities as a result of the consent judgment would scrutinize the proposed transaction, leading to delay or failure to complete the transaction;

•	the risk that a transaction with HC2 would not be completed due to any of the above factors or the inability to obtain the required stockholder approvals and the potential loss to MCG stockholders that could result from any such failure to close, including the payment of a termination fee to PFLT which would not be reimbursed by HC2, the lack of a termination fee payable by HC2 in certain circumstances, and the fact that, where payable, the proposed termination fee payable by HC2 would be insufficient to compensate MCG stockholders for the losses they would bear;

•	the past volatility in the trading price of HC2 common stock and the resulting uncertainty in the value of the proposed merger consideration;

•	the lack of a significant public trading history or public equity research for HC2; and

•	certain of HC2’s publicly disclosed compensation practices and the resulting impact on the value of the proposed merger consideration.

Later the same day, MCG received a letter from Mr. Falcone and Harbinger’s counsel objecting to certain statements in the investor presentation with respect to the SEC’s allegations against Mr. Falcone and Harbinger and the related consent judgment.

Also on June 1, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management to discuss the communications from Mr. Falcone and MCG’s proposed response.

On June 2, 2015, MCG filed a revised investor presentation with the SEC modifying the statements related to the SEC’s allegations against Mr. Falcone and Harbinger and the related consent judgment.

Also on June 2, 2015, MCG received a letter from HC2 further revising its offer to acquire all outstanding stock of MCG by expanding the proposed collar on the exchange ratio from 15% to 20%, offering to reimburse MCG for the payment of the PFLT termination fee in the event MCG entered into a transaction with HC2 which was ultimately not completed due to the failure to obtain HC2 stockholder approval, a breach by HC2 of its covenants under the merger agreement, or the failure of HC2 to complete the registration statement that would be required in connection with the proposed transaction, and proposing a termination right in favor of MCG in the event that the trading price of HC2 common stock (calculated on the basis of a 30-day volume weighted average price) declined by 30% or more. The letter also proposed certain modifications to the interim operating covenants applicable to HC2 between signing and closing of a transaction.

On June 3, 2015, MCG received another letter from HC2 further revising its offer to acquire all outstanding stock of MCG by revising the offer price to $5.30 per share of MCG Common Stock, consisting of $0.50 in cash and $4.80 in HC2 common stock, with an option for MCG stockholders to elect to receive HC2 preferred stock in lieu of HC2 common stock.

Also on June 3, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management in order to discuss the most recent proposal received from HC2.

On each of June 3, 2015 and June 4, 2015, MCG issued a press release acknowledging receipt of the most recent revised offer from HC2.

On June 5, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management in order to discuss the most recent proposal received from HC2, including the revised offer price and consideration form, the potential regulatory concerns relating to a transaction with HC2, the various scenarios under which a transaction with HC2 could be terminated and the effect on MCG and its stockholders of such a termination, and the degree to which HC2 had addressed the concerns of the board raised by prior iterations of the HC2 proposal. Following discussion, and after further consultation with its advisors, the MCG board of directors unanimously determined that the HC2 offer did not constitute a superior proposal and was not reasonably likely to lead to a superior proposal, and determined to reject the proposal and reaffirm its recommendation of the Merger Agreement and the Merger.

On June 8, 2015, MCG issued a press release announcing the reaffirmation of the PFLT transaction and filed with the SEC an investor presentation discussing certain factors considered by the MCG board of directors in reaching its determination, in addition to the concerns raised in the presentation filed on June 2, 2015. The presentation primarily outlined concerns of the MCG board of directors related to closing certainty in a transaction with HC2, and the potential effects on holders of MCG Common Stock in the event that MCG were to terminate the Merger Agreement in order to enter into a transaction with HC2 and such transaction was unable to be completed. The presentation noted that in this circumstance, MCG stockholders would bear the cost of loss in value from:

•	the lost value of the consideration offered in the Merger;

•	a decrease in the value of MCG due to ongoing incurrence of operating expenses for an extended period;

•	the lack of return on MCG’s assets, which would be largely all-cash;

•	the extended timeline before holders of MCG Common Stock would receive any value for their shares;

•	the failure to receive dividends that are anticipated to be received on the shares of PFLT Common Stock to be issued as consideration in the Merger; and

•	the fees and expenses that MCG would incur (including the termination fee payable to PFLT in circumstances where the fee was not reimbursed by HC2).

Because the MCG Board believed that if MCG were to enter into a transaction with HC2 that could not be consummated, a liquidation of MCG would be the most likely course of action because an alternative acquisition transaction would not likely be available, the presentation also included an illustrative summary of a potential liquidation of MCG. The summary reflected the items which the MCG Board believed would likely affect the value to be realized in a liquidation, and which cannot be known at this time, including timing, availability of reimbursement from HC2 of the payment of the termination fee to PFLT, operating and liquidation-related expenses, and MCG’s ability to terminate certain of its reporting and compliance obligations.

On June 15, 2015, MCG received a letter from HC2 further revising its offer to purchase all outstanding shares of MCG Common Stock. The letter stated that HC2 would issue $13.35 million of HC2 common stock to MCG in the event that a transaction with HC2 was entered into but not consummated because HC2 was unable to complete the required registration statement with respect to the merger or HC2 is permanently enjoined from acquiring MCG as a result of the provisions of Mr. Falcone’s existing settlement with the SEC or issues arising under the Investment Advisers Act of 1940.

On June 16, 2015, MCG issued a press release acknowledging receipt of the revised offer from HC2, announcing an intention to review the offer in consultation with its financial and legal advisors, and reaffirming the existing recommendation in favor of the merger with PFLT.

On June 19, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management in order to discuss the most recent proposal received from HC2, including the proposed reverse termination fee, the potential regulatory concerns relating to a transaction with HC2, the various scenarios under which a transaction with HC2 could be terminated and the effect on MCG and its stockholders of such a termination, and the degree to which HC2 had addressed the concerns of the board raised by prior iterations of the HC2 proposal. Following discussion, and after further consultation with its advisors, the MCG board of directors unanimously determined that the HC2 offer did not constitute a superior proposal and was not reasonably likely to lead to a superior proposal, and determined to reject the proposal and reaffirm its recommendation of the Merger Agreement and the Merger.

On June 22, 2015, MCG issued a press release announcing the reaffirmation of the PFLT transaction and filed with the SEC an investor presentation discussing certain factors considered by the MCG board of directors in reaching its determination, in addition to the concerns raised in the presentations filed on June 2, 2015 and June 8, 2015. The presentation primarily outlined concerns of the MCG board of directors related to closing certainty in a transaction with HC2 and details regarding the MCG’s determination that the HC2 proposal did not constitute a superior proposal compared to the Merger Agreement and the Merger, including regulatory concerns regarding HC2’s operations and Mr. Falcone’s existing consent judgment, concerns regarding the value and form of payment of the proposed reverse termination fee, and certain characteristics of PFLT considered by the MCG board of directors.

On June 23, 2015, MCG received a letter from HC2 further revising its offer to purchase all outstanding shares of MCG Common Stock. The letter stated that HC2 would offer to pay the proposed $13.35 million reverse termination fee to MCG in cash in the event that a transaction with HC2 was entered into but not consummated because HC2 was unable to complete the required registration statement with respect to the merger or HC2 is permanently enjoined from acquiring MCG as a result of the provisions of Mr. Falcone’s existing settlement with the SEC or issues arising under the Investment Advisers Act of 1940, or if the transaction is not consummated due to a breach of the definitive transaction agreement by HC2.

On June 24, 2015, MCG issued a press release acknowledging receipt of the revised offer from HC2, announcing an intention to review the offer in consultation with its financial and legal advisors, and reaffirming the existing recommendation in favor of the merger with PFLT.

On June 26, 2015, the MCG board of directors met with representatives of Wachtell Lipton, Morgan Stanley and MCG management in order to discuss the most recent proposal received from HC2, including the degree to which HC2 had addressed the concerns of the board raised by prior iterations of the HC2 proposal and HC2’s recent trading price history. Following discussion, and after further consultation with its advisors, the MCG board of directors unanimously determined that the HC2 offer did not constitute a superior proposal and was not reasonably likely to lead to a superior proposal, and determined to reject the proposal and reaffirm its recommendation of the Merger Agreement and the Merger.

On June 29, 2015, MCG issued a press release announcing the reaffirmation of the PFLT transaction, reiterating the concerns with the HC2 proposal previously described by the MCG board of directors and which remained unaddressed by the most recent iteration of the proposal and noting that HC2’s most recent closing trading price of $9.00 (as of June 26, 2015) was substantially lower than at the time HC2 had initially made its proposal, and was 31% lower than HC2’s all-time high closing price on March 26, 2015. The press release also stated that Mr. Neu and Mr. O’Keefe would not serve on the board of either PFLT or HC2 following the consummation of a transaction with MCG.

Reasons for the Merger

PFLT

PFLT’s board of directors met several times to formally discuss and consider matters relating to the proposed Merger and Merger Agreement. During the course of these meetings, and in informal discussions with PFLT management, PFLT’s board of directors requested, received and discussed information from representatives of management, the PFLT Investment Adviser, as well as PFLT’s financial, legal and other advisors, regarding the strategic rationale for the proposed Merger, the potential benefits and drawbacks of the proposed Merger and Merger Agreement, the potential benefits and costs of the proposed Merger and the duties of PFLT’s board of directors in connection with the proposed Merger. PFLT’s board of directors approved the proposed Merger and Merger Agreement at a meeting on April 28, 2015.

In reaching its determination that the Merger is in PFLT’s best interests and the best interests of PFLT’s stockholders, the PFLT board of directors considered a number of factors presented at that meeting or at a prior meeting, including the following:

•	Improved Scale. The Merger is anticipated to enhance PFLT’s ability to provide capital to financial sponsors and borrowers, which may expand PFLT’s reputation in the marketplace. With the ability to make larger investments, PFLT expects to add more value to financial sponsors and borrowers and to negotiate better terms for its portfolio investments.

•	Greater Diversification. The Merger should provide PFLT with a substantially larger asset base—initially comprised primarily of cash—which may provide the PFLT Investment Adviser with greater investment flexibility and investment options for PFLT, including the potential for greater diversification of portfolio investments and flexibility to manage PFLT’s leverage while maintaining an appropriate risk profile for PFLT stockholders.

•	Increased Market Capitalization and Additional Market Coverage. As the Merger is a synthetic equity offering that will almost double PFLT’s market capitalization, there is the potential for greater secondary market liquidity for PFLT Common Stock, which may result in tighter bid-ask spreads and increased trading volume. In addition, a larger asset base and access to more financial sponsors could result in additional market coverage of PFLT and, potentially, an increased focus by current and potential investors on PFLT.

•	Reduction in Expense Ratio. PFLT’s board of directors considered the fees and total annual expense ratios of PFLT, including the estimated fees and expenses of the combined company after the Merger. As a result of the Merger, PFLT’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) are anticipated to be spread across a larger asset base. As a result, the total annual operating expenses borne by PFLT stockholders is expected to be reduced.

•	Dilution to PFLT Stockholders. Although there will be no dilution to per share NAV as PFLT is not authorized to issue PFLT Common Stock at less than NAV, the proposed transaction is anticipated to result in some dilution to the earnings per share of PFLT Common Stock in the shorter-term, due to the period expected to be required to redeploy MCG’s assets (primarily cash). The PFLT board of directors considered information provided by management and KBW as to current expectations for when the MCG assets acquired in the Merger would be fully invested and the ability of PFLT to start returning to PFLT stockholders net investment income in excess of the dilution resulting from the Merger. The point at which PFLT stockholders will begin to receive income in excess of the dilution depends on a series of factors (the outcome of which is not yet knowable), including the rate of deployment of capital, market conditions, investment performance and leverage. PFLT’s earnings and net investment income are variable and depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of PFLT, including the combined company after the Merger, will remain constant or increase.

•	Expected Costs of the Proposed Merger. The PFLT board of directors considered the costs to be borne by PFLT, regardless of whether the Merger is consummated, including its legal and financial adviser fees. The PFLT board of directors considered the costs to be borne by PFLT in light of the potential benefits of the Merger and noted that the PFLT Investment Adviser anticipated that the projected costs of the consummated Merger may be recovered over time. The PFLT board of directors also considered the fact that the PFLT Investment Adviser would be paying $0.226 in cash per share of MCG Common Stock and would also pay an additional amount in cash if the Merger share price is less than PFLT’s NAV as calculated just prior to closing of the Merger. The cash consideration payable by the PFLT Investment Adviser is not subject to reimbursement by PFLT.

•	Distributions to PFLT Stockholders. The Merger is not expected to reduce PFLT’s earnings such that PFLT would not be able to maintain current distribution rates to its stockholders. As a result of additional investment opportunities and flexibility due to the increase in assets from the acquisition of MCG, PFLT is expected to be able to continue to pay steady distributions to its stockholders and, after the “ramp up” period to invest the cash received in the Merger, may be able to increase distributions paid to PFLT stockholders.

•	Compliance with Regulatory Obligations. The Merger should not affect the ability of PFLT to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

•	Tax Considerations. The taxable nature of the Merger is not expected to have a material effect on PFLT or its stockholders. MCG’s capital loss carryforwards were not expected to be of material benefit to PFLT, so any restriction on the ability to utilize them as a result of the Merger was of limited importance. In addition, the taxable nature of the Merger was not expected to have a material effect on PFLT or its stockholders.

•	Opinion of PFLT’s Financial Advisor. The financial presentation, dated April 28, 2015, of KBW to the PFLT board of directors and the KBW Opinion, dated April 28, 2015, to the PFLT board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to PFLT of the stock consideration in the Initial Merger, as more fully described below under “Opinion of PFLT’s Financial Advisor.”

PFLT’s board of directors noted that the PFLT Investment Adviser, and its management team, would continue to manage the combined company after the Merger pursuant to the PFLT Investment Management Agreement. PFLT’s board of directors also considered that, under the PFLT Investment Management Agreement, the PFLT Investment Adviser has financial interests in the Merger that are different from, and/or in addition to, the interests of PFLT’s stockholders. For example, the PFLT Investment Adviser’s base management fee is based on a percentage of PFLT’s “average adjusted gross assets.” Because gross assets under management will increase as a result of the Merger, the dollar amount of the PFLT Investment Adviser’s base management fee will increase as a result of the Merger, primarily after the cash received in the Merger in invested (as the base management fee is not charged on assets attributable to cash or cash equivalents). In addition, depending on how the cash and cash equivalents are invested by PFLT, the PFLT Investment Adviser will have an opportunity to earn a higher incentive fee. The PFLT board of directors also considered that the PFLT Investment Adviser was committee to paying up to $11.339 million as part of the Merger in order to avoid goodwill impairments to PFLT.

PFLT’s board of directors also considered the proposed addition of two directors from MCG’s board of directors. They acknowledged the interest expressed by MCG of having some representation on the board of directors of the combined company, for a period of time, in light of the interests of the MCG stockholders in the Merger.

This discussion of the information and factors that PFLT’s board of directors considered in making its decision is not intended to be exhaustive, but includes the material factors considered by PFLT’s board of directors. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, PFLT’s board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of PFLT’s board of directors may have given different weights to different factors.

PFLT’s board of directors relied on the experience of KBW, as its financial adviser, for analyses of the financial terms of the Merger and for its opinion as to the fairness, from a financial point of view, of the share consideration in the Merger. In addition, PFLT’s board of directors relied on its legal advisors for legal analysis in connection with the Merger transaction.

PFLT’s board of directors, including its independent directors, considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of PFLT and PFLT stockholders and unanimously approved the Merger and the Merger Agreement.

MCG

The MCG board of directors reviewed and considered the terms of the Merger and the Merger Agreement and unanimously determined that the Merger, as contemplated by the Merger Agreement, is fair to and in the best interest of MCG and its stockholders. Accordingly, the board unanimously recommends that MCG stockholders vote “FOR” the adoption of the Merger Agreement and approval of the Merger.

In the course of making the unanimous decision to approve and recommend the Merger Agreement and the Merger, the MCG board of directors consulted with outside legal and financial advisers and MCG’s management team, and considered a number of factors that it believed supported its decision. The following discussion of the information and factors considered by the MCG board of directors is not intended to be exhaustive and may not include all of the factors considered by the MCG board. In view of the wide variety of factors considered by the MCG board of directors in connection with its evaluation of the Merger, the MCG board of directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. In considering the factors described below, individual members of the MCG board of directors may have given different weight to different factors. The MCG board of directors considered this information as a whole and considered overall the information and factors to be favorable to, and in support of, its determinations and recommendations.

The material information and factors considered by the MCG board of directors included the following:

•	Thorough Review of Strategic Alternatives. The MCG board of directors engaged in a thorough review of the strategic alternatives available to MCG, including, among other things, restructuring the business to have an external manager, a stock or cash merger, a significant equity investment, a purchase and sale of MCG’s portfolio, and a liquidation of the business. In furtherance of the evaluation and proposal solicitation process, MCG publicly announced that it was exploring strategic alternatives, and, at MCG’s request, MCG’s financial adviser, Morgan Stanley, had contacted 103 potential strategic partners, including BDCs, private equity funds and other potential strategic partners to assess whether they might be interested in pursuing a strategic transaction with MCG. Of the parties contacted, 53 executed confidentiality agreements with MCG and received confidential information concerning MCG’s business, management, assets, liabilities, financial condition and results of operations. Of those 53 potential strategic partners, 24 parties submitted preliminary indications of interest, and six were invited to submit definitive transaction proposals, two of which did so. Based on this lengthy and thorough process, MCG’s board of directors believes it has explored all alternatives reasonably available to MCG.

•	Value. The MCG board of directors considered the current and historical market prices of the MCG Common Stock, including the market performance of the common stock relative to those of other BDCs and general market indices, and the fact that the merger consideration valued at approximately $4.75 per share represents a premium of 5% to MCG’s NAV (net of transaction expenses), a premium of 15.8% to the closing price of MCG Common Stock on April 28, 2015 and a premium of 24.3% to the closing price of MCG Common Stock on February 6, 2015, the last trading day before the announcement of MCG’s intent to explore strategic alternatives.

•	Resumption of Dividend Payments. The receipt of shares of PFLT Common Stock in exchange for shares of MCG Common Stock will likely permit MCG stockholders to receive dividend payments again, which PFLT has paid consistently on a monthly basis for the past several years in increasing amounts.

•	Strategic and Business Considerations. Because the MCG stockholders will be stockholders in PFLT following the Merger, MCG stockholders stand to participate in the future growth and prospects of the combined businesses of MCG and PFLT. PFLT is an established BDC with a strong capital position and performance history. The expertise that the PFLT Investment Adviser brings to the combined company is expected to help to create earnings stability and take advantage of growth opportunities.

•	Diversity of PFLT’s Portfolio. PFLT’s $335.5 million portfolio, valued as of March 31, 2015, consists of investments in 71 different companies across 18 different industries, with no single investment constituting more than 5% of PFLT’s entire portfolio. As stockholders of PFLT following the merger, MCG stockholders will be able to share in the consistent yield of this highly diversified portfolio of investments.

•	Low Risk Profile of PFLT’s Portfolio. PFLT primarily invests through providing Floating Rate Loans to middle-market companies and at least 65% of PFLT’s overall portfolio consists of senior secured loans. PFLT’s focus on providing senior secured loans to its portfolio companies ensures that PFLT’s claim has priority in a potential liquidation of its portfolio companies. As stockholders in PFLT following the Merger, MCG stockholders are expected to be able to enjoy the protection offered by this lower-risk profile portfolio of investments.

•	Compatibility with Existing Investments. PFLT’s focus on providing senior secured loans to middle-market private companies is in line with MCG’s investment strategy to date and has created an investment portfolio that is highly compatible with MCG’s historical investments. As stockholders in PFLT after the Merger, MCG stockholders will continue to hold investments in a BDC and enjoy the protections of the 1940 Act.

•	Favorable Capital Structure. As a BDC, PFLT is subject to the asset coverage requirements imposed by the Investment Company Act of 1940 and cannot incur indebtedness or issue senior securities in excess of 200% of its total assets. PFLT has remained in compliance with this requirement since inception and its leverage ratio as of December 31, 2014 was 0.64. Thus, in a potential liquidation event after the merger, the holdings of MCG stockholders in PFLT will be subordinated to only a limited number of senior claims.

•	Consistency of Earnings. PFLT has regularly and consistently reported earnings results and financial statements since its initial public offering in 2011 and PFLT Common Stock has traded at a steady price over the last few years, with volatility in the 7 to 15% range.

•	Low Cost Structure. After the Merger, MCG would be subject to the stockholder investment management structure of PFLT and the PFLT Investment Adviser and would be subject to a management fee of 1% of gross assets (excluding cash and cash equivalents) and an incentive fee that approximates 10% above a hurdle return of 7%, one of the lowest in the BDC industry.

•	Compatible Stockholder Base. PFLT’s existing stockholder base is primarily made up of retail investors and only 25% of its common stock is held by institutions or investors affiliated with institutional investors. This stockholder profile is consistent with and complementary to MCG’s existing stockholder base.

•	Opinion of Morgan Stanley. The financial analysis reviewed and discussed with the MCG board of directors by representatives of Morgan Stanley as well as the written opinion delivered to the board of directors on April 28, 2015 with respect to the fairness, from a financial point of view, to the holders of MCG Common Stock of the PFLT Common Stock and cash consideration set forth in the Merger Agreement. For more information, see “The Merger—Opinion of Morgan Stanley & Co. LLC.”

MCG’s board of directors considered the following factors relating to the HC2 proposal:

•	Limited Operating History. HC2 was formed in early 2014, upon its acquisition of PTGi Holdings, Inc., and its common stock was listed on the NYSE in December 2014. As such, there is limited information available about the company and there is minimal independent research coverage of the company and its securities. There are no independent projections of target share prices and no assurance of the value of the consideration offered.

•	Value. The value of the consideration offered by HC2 in its proposal does not account for the termination fee payable by MCG upon termination of the existing transaction with PFLT, which would reduce the value of the consideration offered by HC2 to $4.81 per share. In addition, the stated value of the newly issued class of preferred securities must be further discounted to account for its subordination to the existing class of preferred stock as well as to HC2’s existing indebtedness, which has an interest rate of approximately 11%.

•	No Assurance of Dividends. HC2 has not consistently paid dividends on a quarterly basis since inception. In addition, pursuant to the terms of the unsolicited offer, the newly created class of preferred shares is subject to a mandatory conversion whereby HC2 may cause all issued and outstanding shares of the newly-issued preferred stock to convert into shares of common stock under certain circumstances, thereby eliminating the right of the holders of the preferred stock to a quarterly cash dividend. Additionally, future dividends on HC2 common stock are unlikely due to HC2’s limited free cash flow.

•	Strategic and Business Concerns. In connection with its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, HC2 reported a material weakness in its internal control over financial reporting related to certain tax provisions, which may result in immediate expenses payable by HC2 and may be indicative of additional material weaknesses that could negatively impact the combined company.

•	Executive Compensation. Mr. Falcone received compensation from HC2 in excess of $15 million and other executives were paid over $8 million in 2014.

•	High Volatility of HC2 Common Stock. Since HC2’s listing on the NYSE, the volatility of its common stock has been in the 50 to 75% range. For example, the volume-weighted average trading price (“VWAP”) the last six months is around $9.01, the VWAP of the last three months is $10.18, and the VWAP of the last month is $10.44. As the proposed transaction consideration is based on a fixed exchange ratio, there is no guarantee of the value of the consideration that MCG stockholders would receive upon closing of the transaction.

•	Uncertainty of Closing. HC2’s proposal is non-binding in nature and may not be completed according to its terms. The proposal noted that the proposed transaction remains subject to confirmatory due diligence despite the fact that HC2 conducted diligence and spoke to MCG management during the second round of the process. Additionally, no proposed merger agreement accompanied the proposal and the letter noted that the proposed transaction remained subject to negotiation of a definitive transaction agreement. The transaction may also require regulatory approval or SEC exemptive relief in order to remove from MCG stockholders the regulatory protections they have historically enjoyed.

•	Incompatibility with Existing Investments. HC2 is a conglomerate holding company that holds majority equity positions in a limited number of operating companies that is not subject to the rules and regulations of the 1940 Act. This investment thesis is a significant departure from MCG’s legacy business and removes the regulatory protections that MCG stockholders have historically enjoyed.

•	Highly Leveraged Structure. As holders of the newly created class of preferred securities of HC2 following the proposed transaction, MCG stockholders would hold interests subordinated to those of $53 million of existing HC2 preferred securities and $415 million of indebtedness as well as $34 million in pension liabilities, according to HC2’s Quarterly Report on Form 10-Q, filed on May 11, 2015. In the Quarterly Report on Form 10-Q, HC2 had book equity of $103.8 million. It also had goodwill in the amount of $28.0 million, resulting in tangible book value of $75.8 million. It had total liabilities of 645.8 million, which equates to a debt to equity ratio of 6.2x and a tangible debt to equity ratio of 8.5x. During the quarter ended March 31, 2015, HC2 lost $6.5 million. Recipients of HC2 common stock would hold interests that would also be subordinated to those of the newly created class of preferred stock. Thus, MCG stockholders’ interests in HC2 would not be as protected in a potential liquidation event following the proposed transaction.

•	Risk Profile of HC2’s Investments. HC2 holds majority equity positions in a highly concentrated portfolio of investments, which would expose MCG stockholders, as equityholders of HC2 after the proposed transaction, to much greater risk than that of MCG’s legacy business. As such, the interests of MCG stockholders, as stockholders in the parent company following the proposed merger, would be subordinate to any indebtedness incurred or senior securities issued by the portfolio companies. In addition, HC2’s portfolio is limited to six companies in several highly regulated industries and, thus, is susceptible to regulatory changes and market fluctuations.

•	Regulatory Concerns. The terms of SEC’s ban on Mr. Falcone “acting as or associating with any broker, dealer, investment adviser, municipal securities dealer, municipal adviser, transfer agent, or nationally recognized statistical rating organization” may prohibit or severely limit the ability to complete the proposed transaction. Additionally, after the proposed transaction with HC2, MCG stockholders would no longer enjoy the protections of the 1940 Act. Such protections include limitations on affiliate transactions, incurrence of debt over a certain percentage of total assets, diversity of portfolio investments and issuance of stock below NAV as well as a requirement to establish a corporate code of ethics.

•	Limited Liquidity of HC2 Preferred Stock. Pursuant to the terms of the proposal, certain MCG stockholders can elect to receive a newly-created class of preferred securities. Despite HC2’s intent to list such securities for public trading, it is uncertain that a market would develop considering the subordination of the preferred securities in HC2’s capital structure and the low rate of return compared to HC2’s existing indebtedness.

•	Incompatible Stockholder Base. Approximately 70% of HC2’s common stock is currently held by institutional investors. This profile is very different from MCG’s existing stockholder base, which consists of a majority of retail investors.

•	Uncertainty of Stockholder Approval. Completion of HC2’s proposed transaction is subject to the approval of MCG stockholders. Based on the factors listed above, stockholder approval of the proposed transaction with HC2 would be difficult to obtain.

MCG’s board of directors also considered the following material factors relating to the proposed Merger:

•	the review and analysis of each of MCG’s and PFLT’s business, financial condition, earnings, risks and prospects;

•	the historical market prices and trading information with respect to the common stock of MCG and PFLT;

•	the values and prospects of the portfolio company investments held by MCG and PFLT;

•	the comparison of historical financial measures for MCG and PFLT, including earnings, return on capital and cash flow, and comparison of historical operational measures; and

•	the current industry, economic and market conditions and how such conditions are expected to impact MCG’s and PFLT’s ability to conduct their operations.

MCG’s board of directors considered the following negative factors relating to the Merger:

•	Restrictions on Ability to Solicit Alternative Offers. The non-solicitation provisions contained in the Merger Agreement prohibit MCG from soliciting alternative offers from third parties, and permit MCG to consider bona fide alternative proposals from third parties only in certain limited circumstances. These limitations may discourage third parties from making superior offers to acquire MCG because of the increased price that such third party would have to pay and because MCG would be required to pay PFLT a termination fee of $7 million upon terminating the merger agreement in connection with a superior proposal. In considering this factor, MCG’s board of directors considered that termination fee provisions were present in virtually all comparable public company acquisitions (including in 99% of public company acquisitions identified in a recent publication by the Mergers and Acquisitions Committee of the American Bar Association’s Business Law Section, surveying publicly available merger agreements for acquisitions of U.S. public companies by U.S. public companies or other strategic buyers announced in 2013) and in other precedent acquisitions of business development companies (the acquisition of Allied Capital Corporation by Ares Capital Corporation, and the acquisition of Patriot Capital Funding by Prospect Capital Corporation). In addition, the MCG board of directors considered the fact that MCG had conducted an extensive pre-signing exploration of alternatives and that the size of the termination fee was within the range that has been upheld by Delaware courts under similar circumstances.

•	Maintenance of PFLT’s Current Dividend Payments. Over the last several years, PFLT has paid dividends or distributions on a monthly basis to its stockholders out of assets legally available therefor. The ability of PFLT to maintain its dividend payments at current levels depends on PFLT’s achievement of investment results that will allow PFLT to make a specified level of cash dividends or year-to-year increases in cash dividends. There is no assurance that PFLT will be able to maintain its dividends or distribution payments at the current level.

•	Tax Treatment of the Proposed Merger. The proposed Merger may not be treated as a tax-free organization under Section 368(a) of the Code. If the transaction does not qualify, MCG’s stockholders will also recognize gain or loss to the extent that they receive PFLT common stock in exchange for their shares of MCG Common Stock. For more information, see Section “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

MCG’s board of directors relied on the experience of Morgan Stanley, as its financial adviser, for analyses of the financial terms of the Merger and for their opinion as to the fairness, from a financial point of view, of the consideration offered to the holders of MCG Common Stock. In addition, MCG’s board of directors relied on its legal advisers for legal analysis in connection with the merger transaction.

Following the Merger, MCG will cease to exist as a separate entity and will deregister all unsold common stock under its shelf registration statement. Its shares of common stock will no longer trade on the NASDAQ Global Select Market and it will withdraw its election to be treated as a BDC under Section 54(c) of the 1940 Act.

MCG’s board of directors concluded that, overall, the positive factors of the transaction to MCG and its stockholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement and the Merger.

The MCG board of directors realized that there can no assurances about future results, including results considered or expected as described in the factors listed above, such as assumptions regarding the potential benefits of the merger. It should be noted that this explanation of the MCG board’s reasoning and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Special Note Regarding Forward-Looking Statements” beginning on page 67.

Recommendation of the Board of Directors of PFLT

PFLT’s board of directors, including its independent directors, unanimously determined that the Merger Agreement, the Merger and the issuance of the PFLT Common Stock pursuant to the Merger, are all advisable, fair to and in the best interest of PFLT’s stockholders, and approved and adopted entry into the Merger Agreement, consummation of the Merger and the issuance of the PFLT Common Stock. PFLT’s board of directors recommends that PFLT stockholders vote “FOR” approval of the issuance of the PFLT Common Stock to be issued pursuant to the Merger Agreement and “FOR” approval of the proposal to adjourn the PFLT special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PFLT special meeting to approve the foregoing proposal.

Recommendation of the Board of Directors of MCG

MCG’s board of directors, including its independent directors, believes that the Merger Agreement and the Merger are advisable, fair, and in the best interest of MCG’s stockholders and unanimously recommends that MCG’s stockholders vote “FOR” the adoption of the Merger Agreement and approval of the Merger and “FOR” the approval of the proposal to adjourn the MCG Special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the MCG Special Meeting to approve the foregoing proposal.

Opinion of PFLT’s Financial Advisor

PFLT engaged KBW to render financial advisory and investment banking services to PFLT, including providing the KBW Opinion to the PFLT board of directors as to the fairness, from a financial point of view, to PFLT of the stock consideration in the Initial Merger. PFLT selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Merger. As part of its investment banking business, KBW is continually engaged in the valuation of financial services businesses and their securities in connection with mergers and acquisitions.

As part of its engagement, representatives of KBW attended by teleconference the meeting of the PFLT board of directors held on April 28, 2015, at which the PFLT board of directors evaluated the Merger. At this meeting, KBW reviewed the financial aspects of the Merger and rendered to the PFLT board of directors the KBW Opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in the KBW Opinion, the stock consideration in the Initial Merger was fair, from a financial point of view, to PFLT. The PFLT board of directors approved the Merger Agreement at this meeting.

The description of the KBW Opinion set forth herein is qualified in its entirety by reference to the full text of the KBW Opinion, which is attached as Annex C to this joint proxy statement and prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the KBW Opinion.

The KBW Opinion speaks only as of the date of the KBW Opinion. The KBW Opinion was for the information of, and was directed to, the PFLT board of directors (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The KBW Opinion addressed only the fairness, from a financial point of view, of the stock consideration in the Initial Merger to PFLT. It did not address the underlying business decision of PFLT to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the PFLT board of directors in connection with the Merger, and it does not constitute a recommendation to any holder of PFLT Common Stock or any stockholder of any other entity as to how to vote in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’ or affiliates’ agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

The KBW Opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

In connection with the KBW Opinion, KBW reviewed, analyzed and relied upon materials bearing upon the financial and operating condition of PFLT and MCG and the Merger, including, among other things, the following:

•	a draft of the Merger Agreement dated April 28, 2015 (the most recent draft then made available to KBW);

•	the audited financial statements and annual reports on Form 10-K for the three fiscal years ended September 30, 2014 of PFLT;

•	the audited financial statements and annual reports on Form 10-K for the three fiscal years ended December 31, 2014 of MCG;

•	the unaudited quarterly financial statements and quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2014 of PFLT;

•	the unaudited quarterly financial results for the period ended March 31, 2015 of PFLT furnished to KBW by PFLT;

•	the unaudited quarterly financial results for the period ended March 31, 2015 of MCG furnished to KBW by MCG;

•	certain other interim reports and other communications of PFLT and MCG to their respective stockholders; and

•	other financial information concerning the businesses and operations of PFLT and MCG furnished to KBW by PFLT and MCG or which KBW was otherwise directed to use for purposes of KBW’s analyses.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among other things, the following:

•	the historical and current financial position and results of operations of PFLT and MCG;

•	the assets and liabilities of PFLT and MCG;

•	a comparison of certain financial and stock market information for PFLT and MCG with similar information for certain other companies the securities of which are publicly traded;

•	financial and operating forecasts and projections of both PFLT on a standalone basis and the combined company pro forma for the Merger and alternative leverage assumptions (including estimates regarding certain pro forma financial effects of the Merger on PFLT) that were prepared by, and provided to KBW and discussed with KBW by, PFLT management and that were used and relied upon by KBW based on such discussions at the direction of such management with the consent of the PFLT board of directors; and

•	projected NAV and other balance sheet data of MCG, including fair value estimates of MCG’s then remaining investments, that were prepared by MCG management and reviewed and approved by PFLT management in consultation with a third party valuation firm, provided to KBW by PFLT management and MCG management and discussed with KBW by PFLT management and MCG management, and used and relied upon by KBW based on such discussions at the direction of PFLT management with the consent of the PFLT board of directors.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation generally. KBW also held discussions with senior management of PFLT and MCG regarding the past and current business operations, financial condition and future prospects of PFLT and MCG and such other matters as KBW deemed relevant to its inquiry. Given that MCG’s primary asset is unencumbered cash, KBW’s analyses of MCG were based on the NAV of MCG for which KBW used and relied upon solely the NAV of MCG as publicly reported by MCG and, at the direction of PFLT management, the projected NAV and other balance sheet data of MCG, including fair value estimates of MCG’s investments, referred to above. KBW was not requested to perform, and KBW did not perform, any separate financial analyses of any of MCG’s remaining investments. Although KBW reviewed the nature and terms of certain other merger and recapitalization transactions involving business development companies for which financial information was publicly available, KBW did not rely upon a selected transaction analysis of MCG in connection with the KBW Opinion due to the limited comparability of the Merger with such other transactions given that, among other things, such transactions occurred in 2009 and 2010 during the financial crisis.

In conducting its review and arriving at the KBW Opinion, KBW relied upon, and assumed the accuracy and completeness of, all of the financial and other information provided to it or publicly available and KBW did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon the management of PFLT as to the reasonableness and achievability of the financial and operating forecasts and projections of PFLT and the combined company (and the assumptions and bases for such forecasts and projections, including but not limited to, estimates regarding certain pro forma financial effects of the Merger on PFLT) that were prepared by, and provided to and discussed with KBW by, such management. KBW assumed that such forecasts and projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of such management and that such forecasts and projections would be realized in the amounts and in the time periods estimated by such management. KBW further relied upon PFLT and MCG managements as to the reasonableness and achievability of the projected NAV and other balance sheet data of MCG (and the assumptions and bases therefor, including, but not limited to, the fair value estimates of MCG’s then remaining investments) referred to above. KBW assumed, with the consent of PFLT, that all such estimates were reasonably prepared on a basis reflecting the best currently available estimates and judgments of such managements.

It is understood that the forecasts, projections, estimates and other projected data of PFLT, the combined company and MCG provided to KBW were not prepared with the expectation of public disclosure, that all such forecasts, projections, estimates and other projected data were based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions and that, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with the respective managements of PFLT and MCG, that such information provided a reasonable basis upon which KBW could form its opinion and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either PFLT or MCG since the date of the last financial statements of each such entity that were made available to KBW. In rendering the KBW Opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of PFLT or MCG, nor did KBW evaluate the work performed by the third party valuation firm with which PFLT management consulted as referred to above. In addition, KBW did not evaluate the solvency, financial capability or fair value of PFLT or MCG under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no opinion as to the value of any specific investments held by PFLT or MCG, or the price at which any such investment may be transferable, at any time. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, KBW assumed no responsibility or liability for their accuracy.

KBW assumed that, in all respects material to its analyses:

•	the Merger and any related transaction would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to KBW’s analyses from the draft reviewed by KBW) with no additional payments or adjustments to the consideration to be received by holders of MCG Common Stock in the Merger;

•	the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

•	each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•	there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger and any related transaction and that all conditions to the completion of the Merger and any related transaction would be satisfied without any waivers or modifications to the Merger Agreement; and

•	in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger or any related transaction, no restrictions, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of PFLT, MCG or the combined entity, or the contemplated benefits of the Merger.

KBW assumed that the Merger would be consummated in a manner that complied with the applicable provisions of the Securities Act, the Exchange Act, and all other applicable federal and state statutes, rules and regulations. KBW was further advised that PFLT relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to PFLT, MCG, Sub One and Sub Two, the Merger and any related transaction and the Merger Agreement. KBW did not provide advice with respect to any such matters.

The KBW Opinion addressed only the fairness, from a financial point of view, as of the date of the KBW Opinion, of the stock consideration in the Initial Merger to PFLT. KBW expressed no view or opinion as to any terms or other aspects of the Merger or any related transaction, including, without limitation, the form or structure of the Merger (including the form of the consideration to be received by holders of MCG Common Stock in the Merger, the allocation thereof among the stock consideration to be issued by PFLT and the cash consideration to be paid by the PFLT Investment Adviser or the calculation of the stock consideration pursuant to the Merger Agreement using the “Net Asset Value” (as defined in the Merger Agreement) per “Parent Common Share” (as defined in the Merger Agreement) or the “Merger Share Price” (as defined in the Merger Agreement)) or any related transaction, any consequences of the Merger or any related transaction to PFLT, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, voting, support, stockholder, settlement or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. The KBW Opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the KBW Opinion and the information made available to KBW through such date. Developments subsequent to the date of the KBW Opinion may have affected, and may affect, the conclusion reached in the KBW Opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. The KBW Opinion did not address, and KBW expressed no view or opinion with respect to:

•	the underlying business decision of PFLT to engage in the Merger or enter into the Merger Agreement;

•	the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by PFLT or the PFLT board of directors;

•	the fairness of the amount or nature of any compensation to any officers, directors or employees of any party to the Merger, or any class of such persons, relative to any compensation to the holders of PFLT Common Stock or MCG Common Stock or relative to the stock consideration;

•	the effect of the Merger or any related transaction on, or the fairness of any consideration to be paid or received to, holders of any class of securities of PFLT, MCG or any other party to any other transaction contemplated by the Merger Agreement;

•	whether the PFLT Investment Adviser has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate cash consideration to the holders of MCG Common Stock at the closing of the Initial Merger;

•	whether the actual number of shares of PFLT Common Stock issued as the stock consideration will be determined using the “Net Asset Value” (as defined in the Merger Agreement) per “Parent Common Share” (as defined in the Merger Agreement) or the “Merger Share Price” (as defined in the Merger Agreement) or what the “Net Asset Value” (as defined in the Merger Agreement) per “Parent Common Share” (as defined in the Merger Agreement) or the “Merger Share Price” (as defined in the Merger Agreement) will be;

•	the actual value of PFLT Common Stock to be issued in the Merger;

•	the prices, trading range or volume at which PFLT Common Stock or MCG Common Stock will trade following the public announcement of the Merger;

•	the prices, trading range or volume at which PFLT Common Stock will trade following the consummation of the Merger;

•	any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Merger Agreement; or

•	any legal, regulatory, accounting, tax or similar matters relating to PFLT, MCG, their respective stockholders, or relating to or arising out of or as a consequence of the Merger or any related transaction, including whether or not the Merger would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, PFLT and MCG. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW Opinion was among several factors taken into consideration by the PFLT board of directors in making its determination to approve the Merger Agreement and the Merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the PFLT board of directors with respect to the fairness of the Merger consideration. The type and amount of consideration payable in the Merger were determined through negotiation between PFLT and MCG and the decision by PFLT to enter into the Merger Agreement was solely that of the PFLT board of directors.

The following is a summary of the material financial analyses presented by KBW to the PFLT board of directors in connection with the KBW Opinion. The summary is not a complete description of the financial analyses underlying the KBW Opinion or the presentation made by KBW to the PFLT board of directors, but summarizes the material analyses performed and presented in connection with the KBW Opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Merger Impact Analysis. KBW performed a merger impact analysis using (i) financial and operating forecasts and projections of PFLT on a standalone basis, including estimated NAV and other balance sheet data of PFLT as of March 31, 2015, provided by PFLT management, (ii) projected NAV and other balance sheet data of MCG as of June 30, 2015, including fair value estimates of MCG’s then remaining investments, provided by PFLT management and MCG management, and (iii) financial and operating forecasts and projections of the combined company pro forma for the Merger and alternative leverage assumptions (including estimates regarding certain pro forma financial effects of the Merger on PFLT) provided by PFLT management. KBW analyzed the potential financial impact of the Merger on certain projected financial results of PFLT for the period March 31, 2015 through September 30, 2017. This analysis indicated the Merger could be dilutive to PFLT’s estimated NAV per share as of March 31, 2015 and as of the end of each subsequent fiscal quarters through September 30, 2017. This analysis also indicated that (i) under a leverage scenario assuming target leverage of approximately 61% debt to equity by September 30, 2016 (consistent with PFLT’s debt to equity ratio as of March 31, 2015), the Merger could be dilutive to PFLT’s fiscal year ending September 30, 2016 estimated net operating income per share and, after rounding, neutral to PFLT’s fiscal year ending September 30, 2017 estimated net operating income per share and, on a quarterly basis, the Merger could be dilutive to PFLT’s estimated net operating income per share for each fiscal quarter during the observed period March 31, 2015 through September 30, 2017, and (ii) under a leverage scenario assuming target leverage of approximately 80% debt to equity by December 31, 2016, the Merger could be dilutive to PFLT’s fiscal year ending September 30, 2016 estimated net operating income per share and accretive to PFLT’s fiscal year ending September 30, 2017 estimated net operating income per share and, on a quarterly basis, the Merger could be dilutive to PFLT’s estimated net operating income per share for each fiscal quarter during the observed period through June 30, 2016 and accretive to PFLT’s estimated net operating income per share for each fiscal quarter during the remainder of the observed period. For all of the above analysis, the actual results achieved by PFLT following the Merger may vary from the projected results, and the variations may be material.

Selected Companies Analyses of MCG. Using publicly-available information, KBW compared certain financial and stock market information for MCG to similar information for selected business development companies that were listed on NASDAQ, NYSE or the NYSE MKT, nine of which were internally-managed (referred to as the Internally-Managed Group), four of which were not currently paying a regular cash dividend (referred to as the No-Dividend Group) and 12 of which had an average net investment income to dividends ratio over the preceding two fiscal quarters of less than 98% (referred to as the <98% NII/Dividend Group). Business development companies that became public after January 1, 2014, do not pay a regular cash dividend and/or did not have reported fourth quarter 2014 financials were excluded from the <98% NII/Dividend Group.

The following nine companies were included in the Internally-Managed Group:

•	American Capital, Ltd.

•	Main Street Capital Corporation

•	Hercules Technology Growth Capital, Inc.

•	Triangle Capital Corporation

•	Capital Southwest Corporation

•	Medallion Financial Corp.

•	KCAP Financial, Inc.

•	Newtek Business Services Corp.

•	Harris & Harris Group, Inc.

The following four companies were included in the No-Dividend Group:

•	American Capital, Ltd.

•	GSV Capital Corp.

•	Firsthand Technology Value Fund, Inc.

•	Harris & Harris Group, Inc.

The following twelve companies were included in the <98% NII/Dividend Group:

•	Hercules Technology Growth Capital, Inc.

•	BlackRock Capital Investment Corporation

•	TICC Capital Corp.

•	Fifth Street Senior Floating Rate Corp.

•	Capitala Finance Corp.

•	Medallion Financial Corp.

•	KCAP Financial, Inc.

•	WhiteHorse Finance, Inc.

•	Solar Senior Capital Ltd.

•	Gladstone Capital Corporation

•	Horizon Technology Finance Corporation

•	OFS Capital Corporation

KBW reviewed, among other things, the closing stock price on April 24, 2015 as a percentage of reported NAV per share as of December 31, 2014, referred to as Price/NAV ratio, for the selected companies in each of the Internally-Managed Group, the No-Dividend Group and the <98% NII/Dividend Group, as adjusted for intra-quarter capital raises. These Price/NAV ratio ratios for the selected companies were compared with the corresponding Price/NAV ratio for MCG.

The results of the analysis are set forth in the following table:

	Price to 12/31/14 NAV Ratio for Selected Companies				Price to 12/31/14 NAV Ratio for MCG
	25th Percentile	Average	Median	75th Percentile
Internally-Managed Group	89.0%	108.8%	100.6%	133.1%
No-Dividend Group	65.3%	73.0%	70.2%	78.0%	87.1%
<98% NII/Dividend Group	86.3%	93.2%	89.5%	94.5%

KBW then applied the resulting multiples to MCG’s projected NAV per share as of June 30, 2015 as provided by PFLT management and MCG management. The selected companies analyses indicated the following implied values per share of MCG Common Stock:

	Implied Values Per Share of MCG Common Stock Based on the Following Price to 12/31/14 NAV Ratios for Selected Companies
	25th Percentile	Average	Median	75th Percentile
Internally-Managed Group	$4.23	$5.16	$4.78	$6.32
No-Dividend Group	$3.10	$3.47	$3.33	$3.70
<98% NII/Dividend Group	$4.10	$4.43	$4.25	$4.49
AVERAGE	$3.81	$4.35	$4.12	$4.84

No company used as a comparison in the above selected companies analyses is identical to MCG. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Discounted Dividend Analyses of PFLT and the Combined Company. KBW performed a discounted dividend analysis of PFLT on a standalone basis to estimate ranges for the implied equity value of PFLT. In this analysis, KBW used financial and operating forecasts and projections of PFLT on a standalone basis prepared by and provided to KBW by PFLT management, and assumed discount rates ranging from 7.5% to 15.5%. The ranges of values were derived by adding (i) the present value of the estimated cash dividends that PFLT could generate over the period December 31, 2014 to December 31, 2017, and (ii) the present value of PFLT’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on Price/NAV ratios and the other based on dividend yield. Based on implied terminal values for PFLT calculated by applying a range of 0.80x to 1.20x estimated NAV per share as of December 31, 2017, this analysis resulted in a range of implied values per share of PFLT Common Stock of $10.01 per share to $16.79 per share. Based on implied terminal values for PFLT calculated by applying a range of 8.5% to 6.5% to estimated calendar year 2017 dividends per share, this analysis resulted in a range of implied values per share of PFLT Common Stock of $11.29 per share to $17.08 per share.

KBW also performed a discounted dividend analysis of the pro forma combined company to estimate ranges for the implied equity value of the pro forma combined company. In this analysis, KBW used financial and operating forecasts and projections of the combined company pro forma for the Merger and alternative leverage assumptions prepared by and provided to KBW by PFLT management, and assumed discount rates ranging from 6.5% to 10.5%. The ranges of values were derived by adding (i) the present value of the estimated cash dividends that the combined company could generate over the period December 31, 2014 to September 30, 2017, and (ii) the present value of the combined company’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on Price/NAV ratios and the other based on dividend yield. Based on implied terminal values for the combined company calculated by applying a range of 0.80x to 1.20x estimated NAV per share as of September 30, 2017, this analysis resulted in the following ranges of implied values per share of PFLT Common Stock: (i) $11.06 per share to $16.85 per share under the leverage scenario assuming target leverage of approximately 61% debt to equity by September 30, 2016 and $11.11 to $16.93 under a leverage scenario assuming target leverage of approximately 80% debt to equity by December 31, 2016. Based on implied terminal values for PFLT calculated by applying a range of 8.5% to 6.5% to estimated fiscal year ending September 30, 2017 dividends per share, this analysis resulted in a range of implied values per share of PFLT Common Stock of $12.75 per share to $17.54 per share under both leverage scenarios.

The results of a discounted dividend analysis are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, dividend payout rates, and discount rates. The foregoing discounted cash flow analyses did not purport to be indicative of the actual values or expected values of PFLT or the pro forma combined company.

Other Information. In addition to the financial analyses described above, KBW reviewed with the PFLT board of directors for informational purposes, among other things, the following:

•	a selected transaction analysis of MCG based on publicly available information related to four selected transactions involving business development companies that occurred in 2009 and 2010 during the financial crisis, which analysis resulted in (i) mean and median implied values per share of MCG Common Stock of $2.68 and $2.51, respectively, based on applying mean and median Price/NAV ratios for the selected transactions to MCG’s projected NAV per share as of June 30, 2015 as provided by PFLT management and MCG management, (ii) mean and median implied values per share of MCG Common Stock of $4.97 and $4.34, respectively, based on applying the mean and median one-week premiums paid in the selected transactions to the last closing price of MCG Common Stock prior to MCG’s public announcement of its pursuit of strategic alternatives on February 9, 2015, and (iii) mean and median implied values per share of MCG Common Stock of $4.07, in both cases, based on applying the mean and median one-month premiums paid in the selected transactions to MCG’s public announcement of its pursuit of strategic alternatives on February 9, 2015; and

•	a comparison of certain financial and stock market information for PFLT with similar information for three selected companies that were listed on NASDAQ, NYSE or the NYSE MKT and are externally-managed floating rate senior secured business development companies.

Miscellaneous. KBW acted as financial advisor to PFLT in connection with the Merger and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is continually engaged in the valuation of securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW’s business as a broker-dealer and further to existing sales and trading relationships between a broker-dealer affiliate of KBW and the PFLT Investment Adviser, KBW and its affiliates may from time to time purchase securities from, and sell securities to, PFLT, MCG and the PFLT Investment Adviser. As a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of PFLT and MCG for KBW’s own account and for the accounts of its customers. KBW employees may also maintain individual positions in PFLT Common Stock or MCG Common Stock, which positions currently include an individual position in shares of MCG Common Stock held by a senior member of the KBW advisory team providing services to PFLT in connection with the Merger.

Pursuant to the KBW engagement agreement, PFLT agreed to pay KBW a total cash fee currently expected to be $1,000,000, $250,000 of which became payable to KBW upon the rendering of the KBW Opinion and the balance of which is contingent upon the consummation of the Merger. PFLT also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. In addition to this present engagement, in the two years preceding the date of the KBW Opinion, KBW and one of its affiliates have provided investment banking and financial advisory services to PFLT and its affiliate, PennantPark Investment Corporation, and received compensation for such services. KBW acted as an underwriter in PFLT’s July 2013 follow-on equity offering and PennantPark Investment Corporation’s September 2014 follow-on equity offering and September 2014 notes offering. In addition, KBW’s affiliate acted as financial advisor to PennantPark Investment Corporation in connection with general advisory services in April 2013. Furthermore, a bank affiliate of KBW is a lender to PennantPark Investment Corporation. In the two years preceding the date of the KBW Opinion, KBW has not provided investment banking and financial advisory services to MCG. KBW’s affiliate provided financial advisory services to MCG in its sale of select portfolio investments in August 2014. KBW may in the future provide investment banking and financial advisory services to PFLT, PennantPark Investment Corporation or MCG and receive compensation for such services.

Opinion of MCG’s Financial Advisor

MCG retained Morgan Stanley to provide it with financial advisory services and to render a financial opinion in connection with the Merger. The MCG board of directors selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation, and its knowledge of MCG’s business and affairs. On April 28, 2015, Morgan Stanley rendered its oral opinion, which was subsequently confirmed in writing, to the MCG board of directors to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the merger consideration to be received by the holders of shares of MCG Restricted Common Stock, but excluding (i) shares owned by MCG as treasury stock, (ii) shares owned by PFLT, (iii) subject to certain exceptions, shares owned by wholly owned subsidiaries of MCG or PFLT and (iv) shares owned by MCG stockholders who are entitled to and who properly exercise and perfect appraisal rights under Delaware law) pursuant to the Merger Agreement was fair from a financial point of view to the holders of shares of MCG Common Stock.

The full text of the written opinion of Morgan Stanley to the MCG board of directors, dated as of April 28, 2015, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this joint proxy statement and prospectus as Annex B, and is incorporated by reference into this joint proxy statement and prospectus in its entirety. The summary of the opinion of Morgan Stanley in this joint proxy statement and prospectus is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion and this section summarizing Morgan Stanley’s opinion carefully and in their entirety. Morgan Stanley’s opinion was directed to the MCG board of directors, in its capacity as such, and addressed only the fairness from a financial point of view of the merger consideration to be received by the holders of MCG Common Stock (including shares of MCG Restricted Common Stock, but excluding (i) shares owned by MCG as treasury stock, (ii) shares owned by PFLT, (iii) subject to certain exceptions, shares owned by wholly owned subsidiaries of MCG or PFLT and (iv) shares owned by MCG stockholders who are entitled to and who properly exercise and perfect appraisal rights under Delaware law) pursuant to the Merger Agreement, as of the date of the opinion, and did not address any other aspects or implications of the Merger. It was not intended to, and does not, constitute advice or a recommendation to any stockholder of MCG or PFLT as to how to vote at any stockholders’ meeting to be held in connection with the Merger or whether to take any other action with respect to the Merger.

In connection with rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of MCG and PFLT, respectively;

•	reviewed certain internal financial statements and other financial and operating data concerning the MCG and PFLT, respectively;

•	reviewed certain financial projections of MCG prepared by the management of MCG;

•	reviewed certain publicly available financial forecasts relating to the business and financial prospects of PFLT, and compiled a forecast relating to the business and financial prospects of PFLT (excluding MCG) derived from a consensus of analysts, with such forecast (and the underlying methodologies and calculations) being reviewed with MCG’s management, which are referred to as the Buyer Street Forecasts;

•	discussed the past and current operations and financial condition and the prospects of MCG with senior executives of MCG;

•	discussed the past and current operations and financial condition and the prospects of PFLT with senior executives of PFLT;

•	reviewed the pro forma impact of the Merger on PFLT’s consolidated capitalization and financial ratios;

•	reviewed the reported prices and trading activity for MCG Common Stock and PFLT Common Stock;

•	compared the financial performance of MCG and PFLT and the prices and trading activity of MCG Common Stock and PFLT Common Stock with that of certain other publicly-traded companies comparable with MCG and PFLT, respectively, and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in certain discussions and negotiations among representatives of MCG and PFLT and their financial and legal advisors;

•	reviewed the Merger Agreement and certain related documents; and

•	performed such other analyses, reviewed such other information and considered such other factors as it deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by MCG and PFLT, and formed a substantial basis for its opinion. With respect to MCG’s financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of MCG of the future financial performance of MCG. Morgan Stanley’s analysis relating to the business and financial prospects for PFLT for purposes of its opinion were made on the basis of the Buyer Street Forecasts. Following discussions with MCG’s management, Morgan Stanley assumed that the Buyer Street Forecasts were a reasonable basis upon which to evaluate the business and financial prospects of PFLT. Morgan Stanley expressed no view as to the Buyer Street Forecasts or the assumptions on which they were based. In addition, Morgan Stanley assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions. Morgan Stanley also assumed that the definitive Merger Agreement would not differ in any material respects from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the Merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and has relied upon, without independent verification, the assessment of MCG and PFLT and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of MCG’s officers, directors or employees, or any class of such persons, relative to the merger consideration to be received by the holders of shares of the MCG Common Stock (including shares of MCG Restricted Common Stock) in the Merger. Morgan Stanley’s opinion did not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available.

Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of MCG or PFLT, nor was it furnished with any such valuations or appraisals (other than third-party valuation reports for certain third-party benchmark portfolio investments). Morgan Stanley is not an expert in the evaluation of allowance for loan losses, and it did not (a) make an independent evaluation of the adequacy of the allowance for loan losses at MCG or PFLT or (b) examine any individual loan credit files of MCG or PFLT (nor was Morgan Stanley requested to conduct such a review) and, as a result, it assumed that the aggregate allowance for loan losses of the MCG and PFLT was adequate. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, April 28, 2015. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

Summary of Financial Analyses

The following is a brief summary of the material financial analyses performed by Morgan Stanley in connection with the preparation of its opinion to the MCG board of directors. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 24, 2015 (the last trading day of the last full week immediately preceding the April 28, 2015 presentation by Morgan Stanley to the MCG board of directors), and is not necessarily indicative of current market conditions. Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.

MCG Analysis

Historical NAV per Share Analysis

Using publicly available information, Morgan Stanley reviewed the historical trading range of shares of MCG Common Stock and the historical NAV per share of MCG Common Stock, in each case, for the 52 weeks ended April 24, 2015, in order to calculate the ratio of the price per share of MCG Common Stock to MCG’s NAV per share (P/NAV) over this period. Over this period, MCG’s P/NAV ranged from a low of approximately 0.65x to a high of approximately 0.95x. Using this range, and based upon MCG’s estimated NAV of $167 million as of June 30, 2015 (as estimated by MCG’s management), Morgan Stanley calculated an implied equity value range of MCG of approximately $109 million to approximately $159 million (as compared to the estimated aggregate value of the merger consideration of $175 million as of April 24, 2015).

Comparable Company Analysis

Morgan Stanley performed a comparable company analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded.

Morgan Stanley reviewed and compared, using publicly available information, certain current and historical financial information for MCG with corresponding current and historical financial information, ratios and public market multiples for publicly traded business development companies that (i) share similar business characteristics and have certain comparable operating characteristics with MCG and (ii) had current market capitalizations of $100 million to $300 million (which was comparable to MCG’s market capitalization of approximately $151 million as of April 24, 2015). These companies were the following:

•	Alcentra Capital Corporation

•	American Capital Senior Floating, Ltd.

•	Capitala Finance Corp.

•	CM Finance Inc.

•	Fidus Investment Corporation

•	Firsthand Technology Value Fund, Inc.

•	Garrison Capital Inc.

•	Gladstone Capital Corporation

•	Gladstone Investment Corporation

•	GSV Capital Corp.

•	Horizon Technology Finance Corporation

•	KCAP Financial, Inc.

•	Medallion Financial Corp.

•	Monroe Capital Corporation

•	MVC Capital, Inc.

•	OFS Capital Corporation

•	OHA Investment Corporation

•	PennantPark Floating Rate Capital Ltd.

•	Solar Senior Capital Ltd.

•	Stellus Capital Investment Corporation

•	TriplePoint Venture Growth BDC Corp.

•	WhiteHorse Finance, Inc.

For each selected company, Morgan Stanley calculated such company’s P/NAV. The following table presents the results of this analysis:

Peer Group	Mean	Median
P/NAV	0.89x	0.92x

Based on the results of this analysis, Morgan Stanley applied a P/NAV range of 0.80x - 1.00x to MCG’s estimated NAV of $167 million as of June 30, 2015 (as estimated by MCG’s management), which resulted in an implied equity value range of MCG of approximately $134 million to approximately $167 million (as compared to the estimated aggregate value of the merger consideration of $175 million as of April 24, 2015).

No company included in the comparable company analysis is identical to MCG. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of MCG. These include, among other things, the impact of competition on the business of MCG and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of MCG and the industry, and in the financial markets in general. Mathematical analysis (such as determining the mean or median) is not, in itself, a meaningful method of using comparable company data.

Liquidation Analysis

Morgan Stanley also performed a liquidation analysis of MCG, which attempts to calculate the value that holders of shares of MCG Common Stock would be expected to receive in the event of a liquidation of MCG. In performing its analysis, Morgan Stanley assumed that:

•	the aggregate proceeds that MCG would receive in connection with a liquidation would be equal to $167 million, which is equal to 100% of MCG’s estimated NAV as of June 30, 2015 (as estimated by MCG’s management); and

•	based upon estimates provided by MCG’s management, the aggregate costs to MCG of undertaking such a liquidation would be between $5 million and $10 million.

Based on the above assumptions, Morgan Stanley calculated an implied equity value range of PFLT of approximately $157 million to approximately $162 million (as compared to the estimated aggregate value of the merger consideration of $175 million as of April 24, 2015).

Contribution Analysis

Morgan Stanley performed a contribution analysis, which compared the respective contributions of MCG and PFLT to the pro forma combined entity using certain financial metrics to the (1) 44% of the pro forma combined entity that would be owned by the former holders of MCG Common Stock and (2) 56% of the pro forma combined entity that would be owned by the pre-merger holders of PFLT Common Stock:

	MCG	PFLT
Equity Market Capitalization (as of April 24, 2015)	42%	58%
Total Assets (1)	33%	67%
Total Equity (2)	44%	56%

*	Except as otherwise noted, MCG and PFLT information is as of June 30, 2015 (as estimated by MCG’s management and PFLT’s management, respectively).

PFLT Analysis

Historical NAV per Share Analysis

Using publicly available information, Morgan Stanley reviewed the historical trading range of shares of PFLT Common Stock and the historical NAV per share of PFLT Common Stock for the 52 weeks ended April 24, 2015, in order to calculate the ratio of the price per share of PFLT Common Stock to PFLT’s NAV over this period. Over this period, PFLT ’s P/NAV ranged from a low of approximately 0.90x to a high of approximately 1.00x. Using this range, and based upon PFLT’s estimated NAV of $209 million as of June 30, 2015 (as estimated by PFLT’s management), Morgan Stanley calculated an implied equity value range of PFLT of approximately $188 million to approximately $209 million (as compared to PFLT’s market capitalization of approximately $210 million as of April 24, 2015).

Comparable Company Analysis

Morgan Stanley performed a comparable company analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded.

Morgan Stanley reviewed and compared, using publicly available information, certain current and historical financial information for PFLT with corresponding current and historical financial information, ratios and public market multiples for publicly traded business development companies that (i) share similar business characteristics and have certain comparable operating characteristics with PFLT and (ii) had current market capitalizations of $100 million to $300 million (which was comparable to MCG’s market capitalization of approximately $210 million as of April 24, 2015). These companies were the following:

•	Alcentra Capital Corporation

•	American Capital Senior Floating, Ltd.

•	Capitala Finance Corp.

•	CM Finance Inc.

•	Fidus Investment Corporation

•	Firsthand Technology Value Fund, Inc.

•	Garrison Capital Inc.

•	Gladstone Capital Corporation

•	Gladstone Investment Corporation

•	GSV Capital Corporation

•	Horizon Technology Finance Corporation

•	KCAP Financial, Inc.

•	Medallion Financial Corp.

•	Monroe Capital Corporation

•	MVC Capital, Inc.

•	OFS Capital Corporation

•	OHA Investment Corporation

•	Solar Senior Capital Ltd.

•	Stellus Capital Investment Corporation

•	TriplePoint Venture Growth BDC Corp.

•	WhiteHorse Finance, Inc.

For each selected company, Morgan Stanley calculated such company’s stock price as a multiple of its NAV. The following table presents the results of this analysis:

Peer Group	Mean	Median
P/NAV	0.89x	0.92x

Based on the results of this analysis, Morgan Stanley applied a P/NAV range of 0.80x—1.00x to PFLT’s estimated NAV of $209 million as of June 30, 2015 (as estimated by PFLT’s management), which resulted in an implied equity value range of PFLT of approximately $167 million to approximately $209 million (as compared to PFLT’s market capitalization of approximately $210 million as of April 24, 2015).

No company included in the comparable company analysis is identical to PFLT. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of PFLT. These include, among other things, the impact of competition on the business of PFLT and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of PFLT and the industry, and in the financial markets in general. Mathematical analysis (such as determining the mean or median) is not, in itself, a meaningful method of using comparable company data.

Dividend Discount Analysis

Morgan Stanley performed a dividend discount analysis to determine a range of implied equity values of PFLT. The range was determined by adding:

•	the present value of an estimated future dividend stream for PFLT over the 5-year period from 2015 to 2019; and

•	the present value of an estimated “terminal value” of PFLT Common Stock at the end of the year 2019.

In performing its analysis, Morgan Stanley utilized the following assumptions:

•	net investment income and dividends per share for 2015 will be consistent with Wall Street consensus estimates

•	annual portfolio growth of 10% years 2016 to 2019;

•	unlevered portfolio yield of 8.5% through 2016, followed by annual growth in line with LIBOR forward curve for years 2017 to 2019;

•	90% distribution of net investment income;

•	$50 million equity capital raises in each year from 2015 to 2019, in each case at an issuance price equal to the NAV per share of PFLT Common Stock;

•	a terminal value multiple of 0.95x of the NAV per share of PFLT Common Stock; and

•	a cost of equity from 4.4% to 6.4%.

Based on the above assumptions, Morgan Stanley calculated an implied equity value range of PFLT of approximately $229 million to approximately $245 million (as compared to PFLT’s market capitalization of approximately $210 million as of April 24, 2015).

General

In connection with the review of the Merger by the MCG board of directors, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of MCG. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond MCG’s control. These include, among other things, the impact of competition on MCG’s businesses and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of MCG and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the merger consideration to be received by the holders of shares of MCG Common Stock (including shares of MCG Restricted Common Stock, but excluding (i) shares owned by MCG as treasury stock, (ii) shares owned by PFLT, (iii) subject to certain exceptions, shares owned by wholly owned subsidiaries of MCG or PFLT and (iv) shares owned by MCG stockholders who are entitled to and who properly exercise and perfect appraisal rights under Delaware law) pursuant to the Merger Agreement and in connection with the delivery of its opinion to the MCG board of directors. These analyses do not purport to be appraisals or to reflect the prices at which shares of MCG Common Stock might actually trade.

The merger consideration to be paid by PFLT pursuant to the Merger Agreement was determined through arm’s length negotiations between MCG and PFLT and was unanimously approved by the MCG board of directors. Morgan Stanley provided advice to the MCG board of directors during these negotiations but did not, however, recommend any specific consideration to MCG, nor did Morgan Stanley opine that any specific consideration to be received by MCG stockholders constituted the only appropriate merger consideration for the Merger.

Morgan Stanley’s opinion and its presentation to the MCG board of directors was one of many factors taken into consideration by the MCG board of directors in deciding to approve and adopt the Merger Agreement and the transactions contemplated thereby. Consequently, the analyses as described above should not be viewed as determinative of the recommendation of the MCG board of directors with respect to the consideration to be received by MCG stockholders pursuant to the Merger Agreement or of whether the MCG board of directors would have been willing to agree to different form or amount of consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.

Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation to any stockholder of MCG or PFLT as to how to vote at any stockholders’ meeting to be held in connection with the Merger or whether to take any other action with respect to the Merger. Morgan Stanley’s opinion did not address any other aspect of the Merger, including the prices at which shares of PFLT Common Stock will trade following consummation of the Merger or at any time.

The MCG board of directors retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of MCG, PFLT, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.

Under the terms of its engagement letter, Morgan Stanley provided the MCG board of directors with financial advisory services and a financial opinion, described in this section and attached to this joint proxy statement and prospectus as Annex B, in connection with the Merger, and MCG has agreed to pay Morgan Stanley a fee of $2 million, the entirety of which is contingent upon the closing of the Merger. MCG has also agreed to reimburse Morgan Stanley for its reasonable expenses, including reasonable fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, MCG has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses relating to or arising out of Morgan Stanley’s engagement.

In the two years prior to the date of its opinion, Morgan Stanley or its affiliates have provided financing services for PFLT and its affiliates, for which Morgan Stanley and its affiliates has received aggregate compensation of approximately $4.0 million. Morgan Stanley and its affiliates may also seek to provide financial advisory and financing services to PFLT and its affiliates in the future and would expect to receive fees for the rendering of these services.

Interests of the PFLT Investment Adviser in the Merger

The PFLT Investment Adviser has financial interests in the Merger that are different from, and/or in addition to, the interests of PFLT’s stockholders. The PFLT Investment Adviser’s base management fee is based on a percentage of PFLT’s “average adjusted gross assets.” Because gross assets under management will increase as a result of the Merger, the dollar amount of the PFLT Investment Adviser’s management fee will increase as a result of the Merger. Depending on how the cash and cash equivalents are invested by PFLT, the PFLT Investment Adviser will have an opportunity to earn a higher incentive fee. As such, the PFLT Investment Adviser will indirectly reimburse $8.3 million of MCG related transaction costs through its payment of the cash consideration to MCG stockholders.

Interests of Certain Persons Related to MCG in the Merger

In considering the recommendations of the MCG board of directors with respect to the Merger, MCG stockholders should be aware that certain persons related to MCG have certain interests, including financial interests, in the transactions that may be different from, or in addition to, the interests of MCG stockholders generally. The MCG board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, and in making its recommendations that MCG stockholders approve and adopt the Merger Agreement and approve the transactions contemplated thereby. Under the terms of the employee benefit plans and other agreements described below, the consummation of the Merger will constitute a change in control or term of similar meaning.

Certain Assumptions

Except as otherwise specifically noted, for purposes of estimating the potential payments and benefits described in this section and the tables below, the following assumptions were used:

•	The effective time of the Merger is May 15, 2015, which is the assumed date of the consummation of the Merger solely for purposes of this Merger-related compensation disclosure;

•	The relevant price per share of MCG Common Stock is $4.53, the average closing price per share as quoted on NASDAQ over the first five business days following the first public announcement of the Merger Agreement;

•	The employment of each MCG Named Executive Officer is terminated without cause by MCG immediately prior to the effective time of the Merger;

•	Estimation of the value of outstanding equity awards is calculated based on the outstanding equity awards held by each director or MCG Named Executive Officer as of May 15, 2015, the latest practicable date before the filing of the registration statement of which this joint proxy statement and prospectus forms a part; and

•	The amounts set forth in the narrative and tables below regarding MCG Named Executive Officer compensation are based on compensation levels as of May 15, 2015.

Treatment of Restricted Shares

MCG’s directors and MCG Named Executive Officers have received from time to time grants of restricted shares of MCG Common Stock. Outstanding restricted grants primarily consist of grants of 175,000 shares to each of Messrs. Kennedy and Reichert in 2012. Each restricted share of MCG Common Stock shall vest in full upon the effective time, and shall be automatically converted into and exchanged for the right to receive $4.521 in PFLT Common Stock for each share of MCG Common Stock held immediately prior to the Initial Merger, as well as $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock).

Based on the assumptions described above under “—Certain Assumptions,” the estimated aggregate amount that would become payable to two members of the MCG board of directors in respect of the vesting of their unvested restricted shares is $22,650. For an estimate of the value of the payments and benefits that would become payable to each of the executive officers of MCG in respect of their unvested restricted shares, see “—Estimated Potential Payments to MCG’s Named Executive Officers in Connection with the Merger” below.

Severance Agreements

MCG is party to a severance, confidentiality and non-solicitation agreement with each of Keith Kennedy and Tod K. Reichert (the “Severance Agreements”). Upon a termination of employment by MCG without “cause” or a resignation by the executive for “good reason” (the definition of which includes a change in control), Messrs. Kennedy and Reichert each will become eligible to receive, conditioned upon the executive’s execution of a general release of claims: (1) severance pay equal to 1.5 times the sum of his (a) base salary, calculated at the highest rate in effect during the two fiscal years prior to termination, and (b) then-current target bonus, paid in installments over 18 months, (2) Company-paid continuation of healthcare benefits for 18 months (to be followed by an additional 18 months of COBRA coverage at the executive’s sole cost), and (3) immediate and full vesting of all shares of restricted stock awards that were granted to the executive during his employment with MCG.

Under the terms of the Merger Agreement, MCG will pay the full value of the severance payments and benefits to Messrs. Kennedy and Reichert in a lump sum upon the Closing Date. The amount paid in respect of the executives’ healthcare benefits will equal the full premium amount for such benefits for 18 months, plus the amount necessary so that after the payment of all income, employment and other taxes, Messrs. Kennedy and Reichert retain the full premium amount.

For an estimate of the value of the severance payments and benefits that would become payable to Messrs. Kennedy and Reichert in respect of their Severance Agreements, see “—Estimated Potential Payments to MCG’s Named Executive Officers in Connection with the Merger” below.

2011 Severance Pay Plan

Beverly Jane Alley participates in the MCG 2011 Severance Pay Plan (the “Severance Plan”). Upon a termination of employment by MCG without “cause” or a resignation by Ms. Alley for “good reason,” Ms. Alley will become entitled to receive, conditioned upon the execution of a general release of claims, (1) nine months of base salary, paid in a lump sum or installments in MCG’s sole discretion, and (2) payments corresponding to the Company-paid portion of healthcare plan premiums for nine months. Pursuant to the Merger Agreement, MCG will pay the full value of the severance payments and the full value of applicable healthcare plan premiums to Ms. Alley in a lump sum upon the Closing Date, plus the amount necessary so that after the payment of all income, employment and other taxes with respect to her healthcare benefits, Ms. Alley retains the full premium amount of such benefits.

For an estimate of the value of the severance payments and benefits that would become payable to Ms. Alley in respect of the Severance Plan, see “—Estimated Potential Payments to MCG’s Named Executive Officers in Connection with the Merger” below.

Incentive Compensation Pool

Under the terms of the Merger Agreement, MCG may establish an incentive compensation pool of up to $950,000 that MCG and the MCG board of directors may use to retain employees and consultants. If the effective time of the Merger has not occurred by June 30, 2015, MCG may establish an additional incentive compensation pool in an amount equal to 25% of aggregate employee base salary per calendar quarter; provided that amounts paid pursuant to this incentive compensation pool are subject to certain limitations. MCG may pay money from each incentive pool as the MCG board of directors deems appropriate. Messrs. Kennedy and Reichert and Ms. Alley may receive distributions from the incentive compensation pool if the MCG board of directors exercises its right to make such payments. As of the date of this filing, MCG has not determined which employees, if any, will receive payments from the incentive compensation pools.

Indemnification and Insurance

Following the effective time, PFLT and Sub Two will, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of MCG or any of its consolidated subsidiaries, and any such person presently or formerly serving at the request of MCG or any of its consolidated subsidiaries as a director, officer, employee, trustee or fiduciary of any other person or entity or under or with respect to any employee benefit plan, against all costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding or claim arising out of actions or omissions occurring at or prior to the effective time, including the Merger.

The Merger Agreement requires PFLT and Sub Two to maintain for a period of six years following the effective time a directors’ and officers’ liability insurance policy covering the present and former officers and directors of MCG or any of its consolidated subsidiaries, containing identical or better coverage and amounts and terms and conditions no less advantageous as that coverage currently provided by MCG’s current policies, except that PFLT and Sub Two are not required to expend more than 300% of the last amount expended by MCG for its policies. If PFLT and Sub Two are unable to maintain or obtain such a policy, PFLT and Sub Two must only obtain as much comparable insurance as is available for 300% of MCG’s last premium. MCG may, at its option, fulfill its obligation to maintain a directors’ and officers’ liability insurance policy covering the present and former officers and directors of MCG by purchasing a directors’ and officers’ insurance policy or a “tail” policy under MCG’s current directors’ and officers’ liability insurance policy provided that such policy provides substantially equivalent benefits as the current director’s and officers’ liability insurance policy.

Estimated Potential Payments to MCG’s Named Executive Officers in Connection with the Merger

Under the terms of the Merger Agreement, MCG will terminate the employment of each of the MCG Named Executive Officers without cause immediately prior to the effective time of the Merger, contingent upon the occurrence of the effective time of the Merger. Pursuant to the Merger Agreement, the payment of all severance obligations will accelerate and be paid in a lump sum on the Closing Date.

The “double-trigger” benefits set forth below are payable upon a termination of the executive’s employment without “cause” or a resignation by the executive for “good reason” (for Messrs. Kennedy and Reichert, the definition of which includes a change of control). The Merger will constitute a change in control under all applicable employee benefit plans and agreements. The following table sets forth the amount of payments and benefits that may be paid or become payable to each of the MCG Named Executive Officers in connection with the Merger pursuant to all applicable employee benefit plans or agreements, based on the assumptions described under “—Certain Assumptions.”

Name	Cash ($) (1)	Equity ($) (2)	Perquisites/ Benefits ($) (3)	Tax Reimbursement ($) (4)	Total ($)
Keith Kennedy President & Chief Executive Officer	1,575,000	792,750	22,781	17,256	2,407,787

Beverly Jane Alley Chief Financial Officer and Treasurer	187,500	—	6,766	5,125	199,391

Tod K. Reichert Executive Vice President, General Counsel, Compliance Officer and Corporate Secretary	1,275,000	799,794	31,314	23,719	2,129,827

(1)	Cash. Cash severance payable to each of the MCG Named Executive Officers consists of the following components:

(a)	For each of Messrs. Kennedy and Reichert, 1.5x the sum of (i) annual base salary, calculated at the highest rate in effect during the two fiscal years prior to termination and (ii) target annual bonus in effect as of the date of termination; and

(b)	For Ms. Alley, nine months of base salary as in effect as of the date of termination.

All components of the cash severance payments are “double-trigger” benefits payable only upon a termination of the executive’s employment without “cause” or resignation by the executive for “good reason” pursuant to the terms of the Severance Agreements and the Severance Plan, as applicable. Pursuant to the terms of the Merger Agreement, the payments and benefits under the Severance Agreements and the Severance Plan will be paid in a lump sum upon the Closing Date. For further details regarding cash severance, see “—Severance Agreements” and “—2011 Severance Pay Plan.”

(2)	Equity. Vesting of outstanding restricted shares of MCG Common Stock that were granted to Messrs. Kennedy and Reichert in 2012 is a “single-trigger” benefit, such that each restricted share of MCG Common Stock will vest upon the Closing Date. The MCG Named Executive Officers do not currently hold any outstanding, unvested equity awards other than restricted shares of MCG Common Stock.

MCG Named Executive Officer	Number of Restricted Shares of MCG Common Stock	Value ($)
Keith Kennedy	175,000	792,750
Beverly Jane Alley	—	—
Tod K. Reichert	176,555	799,794

For further details regarding the vesting of equity awards, see “—Treatment of Restricted Shares.”

(3)	Perquisites & Benefits. In lieu of the right to receive healthcare benefits or healthcare plan premium reimbursements, the Merger Agreement provides that each MCG Named Executive Officer is entitled to a lump sum payment upon the Closing Date equal to the full value of healthcare plan premiums for a certain period following the date of termination (18 months for Messrs. Kennedy and Reichert and nine months for Ms. Alley). The healthcare plan premium payment is a “double-trigger” benefit contingent upon a termination of employment without “cause” or a resignation by the executive for “good reason” pursuant to the terms of the severance agreements or Severance Plan, as applicable. For further details regarding healthcare plan premium payments, see “—Severance Agreements” and “—2011 Severance Pay Plan.” No perquisites will be provided.

(4)	Tax Reimbursements. In lieu of the right to receive healthcare benefits or healthcare plan premium reimbursements, the Merger Agreement provides that each MCG Named Executive Officer is entitled to a cash payment equal to the monetary value of such healthcare benefits, plus an additional cash payment such that after the payment of all income, employment and other taxes on the healthcare premium payments described in footnote 3 to this table, the MCG Named Executive Officer retains the full aggregate premium amount. The tax reimbursement payment is payable with respect to the healthcare premium payments described in footnote 3 above, which benefits are a “double-trigger” benefit contingent upon a termination of employment without “cause” or a resignation by the executive for “good reason” pursuant to the terms of the severance agreements or the Severance Plan, as applicable. For further details regarding the tax reimbursement payment with respect to healthcare benefits, see “—Severance Agreements” and “—2011 Severance Pay Plan.”

Severance Payments to MCG Employees

Under the terms of the Merger Agreement, MCG will terminate the employment of all other MCG employees without cause immediately prior to the effective time of the Merger. The Merger Agreement provides for certain lump sum payments to be made to (i) current MCG employees who participate in the Severance Plan and whose employment is being terminated in connection with the Merger and (ii) former MCG employees to whom the Company will have, upon the Closing Date, an outstanding or ongoing obligation to provide severance payments or healthcare benefits. All such obligations will be satisfied in full on the Closing Date by making lump sum payments to such employees or former employees. All such payments shall be made in accordance with Section 409A of the Code.

PFLT Board Composition

Upon completion of the Merger, the members of PFLT’s board of directors will continue as directors of PFLT. The Merger Agreement provides that Richard Neu and Kenneth O’Keefe will be appointed as members of the PFLT board of directors at the effective time of the Merger; however the parties have agreed that Mr. Neu and Mr. O’Keefe will not join the PFLT board of directors.

Future Employment and Benefits

Immediately prior to the consummation of the Merger, MCG will terminate the employment of each MCG employee. Following the consummation of the Merger, PFLT is not under any obligation to make an offer of employment to or to hire any of the employees, officers, directors or consultants of MCG who are employed by or otherwise providing services to MCG immediately prior to the effective time.

The Merger Agreement provides that PFLT and MCG will cooperate to assist MCG’s employees in obtaining healthcare benefits after the effective time. The premiums or costs associated with these benefits will be the exclusive expense of each employee.

Interests of the PFLT Investment Adviser in the Merger

The PFLT Investment Adviser has financial interests in the Merger that are different from, and/or in addition to, the interests of PFLT’s stockholders. The PFLT Investment Adviser’s base management fee is based on a percentage of PFLT’s “average adjusted gross assets.” Because gross assets under management will increase as a result of the Merger, the dollar amount of the PFLT Investment Adviser’s management fee will increase as a result of the Merger. Depending on how the cash and cash equivalents are invested by PFLT, the PFLT Investment Adviser will have an opportunity to earn a higher incentive fee.

Litigation Relating to the Merger

Between May 6, 2015, and May 18, 2015, a number of putative class action lawsuits were filed by stockholders of MCG challenging the Merger in the Delaware Court of Chancery. The complaints were consolidated and on June 10, 2015, a consolidated class action complaint was filed. The consolidated complaint alleges that MCG’s directors violated their fiduciary duties by, among other things, not protecting against their supposed conflicts of interest and failing to take steps to maximize the consideration to be received by MCG’s stockholders in the Merger. The consolidated complaint also alleges that PFLT, Sub One, Sub Two and the PFLT Investment Adviser have aided and abetted the MCG directors’ purported breach of fiduciary duties. The complaint demands, among other things, a preliminary and permanent injunction against the Merger and rescission of the transaction to the extent that it has been implemented. MCG believes that the consolidated complaint is without merit.

Regulatory Approvals Required for the Merger

Completion of the Merger is subject to prior receipt of all approvals and consents required to be obtained from applicable governmental and regulatory authorities to complete the Merger. PFLT and MCG have agreed to obtain all permits, consents, approvals and authorizations from any governmental or regulatory authority necessary to consummate the transactions contemplated by the Merger Agreement.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of PFLT following completion of the Merger.

Third Party Consents Required for the Merger

There are no third party consents that are a condition to completion of the Merger by either MCG or PFLT.

MCG and PFLT have each agreed that they will, and will cause their representatives to, cooperate in connection with obtaining approvals and/or consents. There can be no assurance that any such approvals or consents will be obtained or that such approvals or consents will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of PFLT or Sub Two following completion of the Merger.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement and prospectus and is incorporated by reference in this joint proxy statement and prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. PFLT and MCG encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with any factual information about PFLT or MCG. Such information can be found elsewhere in this joint proxy statement and prospectus and in the public filings PFLT and MCG make with the SEC. See “Where You Can Find More Information.”

Structure of the Merger

The Merger Agreement provides that, upon and subject to, the conditions set forth in the Merger Agreement, Sub One will merge with and into MCG pursuant to the Initial Merger and, immediately thereafter and as a single integrated transaction, MCG will merge with and into Sub Two pursuant to the Second Merger.

Merger Consideration

In the Merger, each outstanding share of MCG Common Stock (including shares of restricted stock which will vest upon the effective time) will be converted into:

•	a number of shares of PFLT Common Stock, or the Exchange Ratio, equal to $4.521 divided by the greater of:

•	net asset value per share of PFLT Common Stock (computed no more than 48 hours before the effective time of the Merger, excluding Sundays and holidays), or the PFLT Closing NAV; or

•	the volume weighted average price per share (calculated to the nearest one-thousandth of one cent) of PFLT Common Stock on the NASDAQ Global Select Market for the consecutive period of ten trading days concluding at the close of trading on the second trading day immediately preceding the date of the effective time of the Merger, or the Merger Share Price, as calculated by Bloomberg Financial L.P. under the function “VWAP”;

•	$0.226 in cash payable by the PFLT Investment Adviser; and

•	if the Merger Share Price is less than the PFLT Closing NAV, an amount in cash payable by the PFLT Investment Adviser equal to the lesser of:

•	the Exchange Ratio multiplied by $0.25; and

•	the Exchange Ratio multiplied by the amount by which the Merger Share Price is less than the PFLT Closing NAV.

Under no circumstance will the aggregate cash consideration from the PFLT Investment Adviser exceed $11.339 million (consisting of $8.339 million in respect of the payment of $0.226 per share and $3 million in respect of the payment if the Merger Share Price is less than the PFLT Closing NAV. No fractional shares of PFLT Common Stock will be issued, and holders of MCG Common Stock will receive cash in lieu of fractional shares. Instead, each MCG stockholder, who otherwise would have received a fraction of a share of PFLT Common Stock, will receive an amount in cash, without interest, equal to the product of such fractional share multiplied by the volume weighted average price per share (calculated to the nearest one-thousandth of one cent) of PFLT Common Stock on the NASDAQ Global Select Market for the consecutive period of five trading days concluding at the close of trading on the second trading day immediately preceding the date of the effective time of the Merger.

Withholding

PFLT, MCG, Sub One, Sub Two and the exchange agent will be entitled to deduct and withhold from any cash amounts payable to any MCG stockholder such amounts as it is required to deduct and withhold with respect to the making of such payment under applicable tax laws. Withheld amounts will be treated as having been paid to the persons in respect of which such deduction or withholding was made.

Tax Treatment

It is expected that the Merger will be a taxable transaction to MCG stockholders for U.S. federal income tax purposes.

Representations and Warranties

The representations and warranties and covenants set forth in the Merger Agreement have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

In the Merger Agreement, MCG has made customary representations and warranties to PFLT, Sub One and Sub Two with respect to, among other things:

•	corporate matters related to MCG and its subsidiaries, including organization, good standing and corporate authority;

•	capitalization;

•	approval and validity of the Merger Agreement;

•	required consents and approvals and no violations of law, governance documents or certain agreements;

•	public filings, regulatory matters and compliance with law;

•	financial statements and internal controls and procedures;

•	the absence of undisclosed liabilities and certain changes;

•	employee benefits and labor matters;

•	material contracts;

•	certain tax matters;

•	brokers and finders; and

•	the opinion of its financial advisor.

Some of the representations and warranties in the Merger Agreement made by MCG are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any occurrence, change, event, effect or development that individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, results of operations, assets, liabilities or financial condition of MCG and its subsidiaries taken as a whole. The definition of “Company Material Adverse Effect” excludes any individual or combination of occurrences, changes, events, effects or developments resulting from or in connection with (subject in the case of the first, second, third and fourth bullets to MCG being affected disproportionately as compared to other participants in the industry in which MCG operates, in which case the incremental disproportionate impact may be taken into account):

•	occurrences, changes, events, effects or developments generally affecting any or all of the industries in which MCG and its subsidiaries operate;

•	general political, economic or business conditions or changes therein;

•	general securities or financial market conditions;

•	changes or proposed changes in any laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof;

•	entry into or announcement of the Merger Agreement or the proposed sale of MCG or the pendency of consummation of the transactions contemplated by the Merger Agreement, or any changes or actions resulting from the foregoing;

•	any action required by law, contemplated by the Merger Agreement, expressly consented to by PFLT, Sub One or Sub Two, or any of their respective affiliates or taken at the request of PFLT;

•	any litigation relating to the Merger Agreement or the transactions contemplated thereby; or

•	the failure of PFLT to consent to MCG’s request to take certain actions under the interim operating covenants.

In the Merger Agreement, PFLT, Sub One and Sub Two have made customary representations and warranties to MCG with respect to, among other things:

•	corporate matters related to PFLT and its subsidiaries, including organization, good standing and corporate authority;

•	capitalization;

•	approval and validity of the Merger Agreement;

•	required consents and approvals and no violations of law, governance documents or certain agreements;

•	public filings, regulatory matters and compliance with law;

•	financial statements and internal controls and procedures;

•	the absence of undisclosed liabilities and certain changes;

•	employee benefits and labor matters;

•	material contracts;

•	certain tax matters;

•	brokers and finders;

•	certain matters with respect to the PFLT Investment Adviser and the PFLT Administrator; and

•	sufficient funds.

Some of the representations and warranties in the Merger Agreement made by PFLT, Sub One and Sub Two are qualified as to “materiality” or “Parent Material Adverse Effect.” For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means any occurrence, change, event, effect or development that individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, results of operations, assets, liabilities or financial condition of PFLT and its subsidiaries taken as a whole. The definition of “Parent Material Adverse Effect” excludes from clause any individual or combination of occurrences, changes, events, effects or developments resulting from or in connection with (subject in the case of the first, second, third and fourth bullets to PFLT being affected disproportionately as compared to other participants in the industry in which PFLT operates, in which case the incremental disproportionate impact may be taken into account):

•	occurrences, changes, events, effects or developments generally affecting any or all of the industries in which PFLT and its subsidiaries operate;

•	general political, economic or business conditions or changes therein;

•	general securities or financial market conditions;

•	changes or proposed changes in any laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof;

•	entry into or announcement of the Merger Agreement or the proposed acquisition of MCG or the pendency of consummation of the transactions contemplated by the Merger Agreement, or any changes or actions resulting from the foregoing;

•	any action required by law, contemplated by the Merger Agreement, expressly consented to by MCG of any of its affiliates or taken at the request of MCG;

•	any litigation relating to the Merger Agreement or the transactions contemplated thereby; or

•	the failure of MCG to consent to the PFLT’s request to take certain actions under the interim operating covenants.

None of the representations and warranties contained in the Merger Agreement or in any instrument delivered pursuant to the Merger Agreement survives the effective time.

Conduct of Business of MCG Pending Closing

Except as required by law, with the prior written consent of PFLT (such consent not to be unreasonably withheld, conditioned or delayed), as contemplated or permitted by the Merger Agreement or as set forth in MCG’s disclosure letter to PFLT, from the date of the Merger Agreement until the effective time (or earlier termination of the Merger Agreement), MCG has agreed that it will, and will cause its subsidiaries to:

•	carry on its business in the ordinary course and use reasonable best efforts to preserve intact its business organization;

•	keep available the services of its current officers and employees; and

•	maintain in effect all material licenses and permits required to carry on their respective businesses, maintain in effect any exemptive orders or exemptive relief which they have received from the SEC and which are currently in effect and preserve their material business relationships.

In addition, except as required by law, with the prior written consent of PFLT (such consent not to be unreasonably withheld, conditioned or delayed), as contemplated or permitted by the Merger Agreement or as set forth in MCG’s disclosure letter to PFLT, from the date of the Merger Agreement until the effective time (or earlier termination of the Merger Agreement, MCG has agreed that it will not, and will cause its subsidiaries not to, among other restrictions and subject to certain exceptions set forth in the Merger Agreement:

•	issue, sell or pledge any shares of capital stock of, or other equity interests in, MCG or its subsidiaries;

•	except pursuant to MCG’s benefit plans, redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any outstanding MCG Common Stock;

•	other than in the ordinary course of business, acquire, sell, lease or dispose of any assets that, in the aggregate, are material to MCG and its subsidiaries, taken as a whole;

•	split, combine, subdivide or reclassify any MCG Common Stock or declare, set aside for payment or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any MCG Common Stock or otherwise make any payments to stockholders in their capacity as such;

•	adopt a plan of liquidation, merger, dissolution, consolidation, restructuring, recapitalization or reorganization;

•	enter into any new line of business;

•	other than in the ordinary course of business, redeem, repurchase, prepay, defease, incur or otherwise acquire any indebtedness for borrowed money, enter into any “keep well” or other agreement to maintain any financial statement condition of another person or enter into any arrangement have the economic effect of any of the foregoing, in each case, in addition to that incurred as of the date of the Merger Agreement or guarantee any such indebtedness;

•	make any investment or loan (other than any unfunded commitments existing as of the date of the Merger Agreement) either by purchase of stock or securities or otherwise, contributions to capital, property transfers, or purchase of any property or assets of any other individual, person or other entity (other than a subsidiary);

•	except as may be required under any MCG benefit plans or as provided for in the Merger Agreement, grant any increase in, take any action to accelerate the vesting or payment or fund or in any other way secure the payment of, the compensation and benefits of any of MCG’s directors, officers, consultants or key employees, enter into any employment or severance agreement with any such director, officer, consultant or key employee, or adopt, terminate or materially amend any of MCG’s benefit plans;

•	incur any capital expenditures;

•	enter into any contract, agreement, commitment or arrangement whereby the obligation or liability imposed on MCG or any of its subsidiaries under such contract, agreement, commitment or arrangement would exceed $50,000, or whereby such contract, agreement, commitment or arrangement would otherwise constitute a material contract of MCG, or amend any contract, agreement, commitment or arrangements in existence on the date hereof that, after giving effect to such amendment, would impose an obligation or liability on MCG or any of its subsidiaries under such contract, agreement, commitment or arrangement in excess of $50,000 or constitute a material contract of MCG;

•	other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract of MCG;

•	take certain actions related to tax, accounting, or RIC status;

•	commence or settle any material claim, suite, action or proceeding;

•	amend the organizational documents of MCG or any of its subsidiaries; or

•	enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Conduct of Business of PFLT Pending Closing

Except as required by law, with the prior written consent of MCG (such consent not to be unreasonably withheld, conditioned or delayed), as contemplated or permitted by the Merger Agreement or as set forth in PFLT’s disclosure letter to MCG, from the date of the Merger Agreement until the effective time (or earlier termination of the Merger Agreement), PFLT has agreed that it will, and will cause its subsidiaries to:

•	carry on its business in the ordinary course and use reasonable best efforts to preserve intact its business organization;

•	keep available the services of its current officers and employees; and

•	maintain in effect all material licenses and permits required to carry on their respective businesses, maintain in effect any exemptive orders or exemptive relief which they have received from the SEC and which are currently in effect and preserve their material business relationships.

In addition, except as required by law, with the prior written consent of MCG (such consent not to be unreasonably withheld, conditioned or delayed), as contemplated or permitted by the Merger Agreement or as set forth in PFLT’s disclosure letter to MCG, from the date of the Merger Agreement until the effective time (or earlier termination of the Merger Agreement, PFLT has agreed that it will not, and will cause its subsidiaries not to, among other restrictions and subject to certain exceptions set forth in the Merger Agreement:

•	issue, sell or pledge any shares of capital stock of, or other equity interests in, PFLT or its subsidiaries, except for (i) issuance of PFLT Common Stock at a price per share at or above its then current net asset value in underwritten offerings for cash and (ii) issuances pursuant to PFLT’s dividend reinvestment plan;

•	split, combine, subdivide or reclassify any PFLT Common Stock or declare, set aside for payment or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any PFLT Common Stock or otherwise make any payments to stockholders in their capacity as such, except for (i) regular dividends in the ordinary course of business consistent with past practice and (ii) special dividends in amounts not to exceed PFLT’s undistributed net investment income as of the time of such dividend;

•	acquire or agree to acquire any business or any corporation, partnership, association or other business organization or division thereof, if such transaction would reasonably be expected to prevent or materially delay consummation of the Merger;

•	enter into any new line of business;

•	commence or settle any material claim, suite, action or proceeding; or

•	enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Additional Covenants

No Solicitation of Transactions; Change in Recommendation

MCG agreed that it will, and will direct each of its representatives to, immediately cease any solicitations, discussions or negotiations with any person with respect to any Acquisition Proposal and promptly request return or destruction of confidential information related thereto.

For purposes of the Merger Agreement, “Acquisition Proposal” means any inquiry, offer or proposal made by any person or group of persons other than PFLT or any affiliate thereof, relating to (i) any direct or indirect acquisition or purchase, or that could result in ownership, of MCG securities representing 25% or more of the outstanding voting capital stock of MCG or MCG’s assets or any tender offer, exchange offer, merger, reorganization, consolidation, share exchange or other business combination that if consummated would result in any person or group of persons beneficially owning 25% or more of the outstanding voting capital stock of MCG or MCG’s assets, (ii) a restructuring of MCG in order to operate as an externally managed BDC or (iii) a liquidation of MCG.

Subject to certain qualifications and exceptions outlined below, from the date of Merger Agreement until completion of the Merger or, if earlier, the termination of the Merger Agreement in accordance with its terms, MCG agreed that it will not, and will cause its subsidiaries not to, and will instruct its and its subsidiaries respective officers, directors, employees and other representatives not to:

•	initiate or solicit or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal;

•	engage in negotiations or discussions with or provide any information or data to, any person relating to an Acquisition Proposal;

•	approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal; or

•	execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to any Acquisition Proposal (other than certain confidentiality agreements).

Notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the approval of the MCG stockholders required for adoption of the Merger Agreement, in the event that MCG receives a bona fide Acquisition Proposal that is not received in violation of the Merger Agreement, MCG and its board of directors may participate in discussions or negotiations with, or furnish any information to, any person making such Acquisition Proposal and its representatives or potential sources of financing if MCG’s board of directors determines in good faith, after consultation with its counsel and financial advisor, that such person is reasonably likely to submit to MCG a Superior Proposal and that failure to take such action would reasonably be expected to be inconsistent with the board of directors’ fiduciary duties; provided, however, that, prior to providing any nonpublic information to such person, MCG shall have entered into a confidentiality agreement with such person on terms that are substantially similar to the confidentiality provisions of the confidentiality agreement between MCG and the PFLT Investment Adviser and that any nonpublic information concerning MCG and its subsidiaries provided to such person, to the extent not previously provided to PFLT, is promptly provided to PFLT. In addition, nothing in the Merger Agreement shall restrict MCG from complying with its disclosure obligations with regard to any Acquisition Proposal under applicable law. For purposes of the Merger Agreement, “Superior Proposal” means any bona fide written Acquisition Proposal received after the date of the Merger Agreement that MCG’s board of directors determines in good faith, after consultation with its outside legal and financial advisors, to be reasonably likely to be consummated in accordance with its terms and to be more favorable to MCG and its stockholders from a financial point of view than the transactions contemplated by the Merger Agreement; provided that for purposes of this definition references to 25% in the definition of “Acquisition Proposal” will be deemed to be references to 50%.

MCG is required to promptly (and in any event within 48 hours) notify PFLT of the receipt by MCG of any Acquisition Proposal, which notice shall include the material terms of and identity of the person(s) making such Acquisition Proposal. MCG will (subject to the fiduciary duties of the board of directors) keep PFLT reasonably informed of the status and material terms and conditions of any such Acquisition Proposal and of any material amendments or proposed material amendments thereto and will promptly notify PFLT of any determination by MCG’s board of directors that such Acquisition Proposal constitutes a Superior Proposal.

MCG’s board of directors may, at any time prior to obtaining the stockholder approval of the adoption of the Merger Agreement:

•	approve, endorse or recommend a Superior Proposal or enter into a definitive agreement with respect to a Superior Proposal; or

•	modify or amend in a manner adverse to PFLT or withdraw the recommendation of the MCG board of directors of the Merger (such action, a “change in recommendation”),

provided that prior to such change in recommendation, MCG’s board of directors determines, in good faith (after consultation with its counsel), that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law and such change in recommendation is in connection with a Superior Proposal.

MCG may not terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal unless (i) it notifies PFLT in writing of its intention to take such action at least three business days prior to taking such action, specifying the material terms of any applicable Superior Proposal and identifying the person(s) making such Superior Proposal, (ii) PFLT does not make, after being provided with reasonable opportunity to negotiate with MCG and its representatives, within such three business day period, irrevocable adjustments in the terms and conditions of the Merger Agreement that the MCG board of directors determines, in good faith after consultation with its counsel and financial advisors, is at least as favorable to the its stockholders as such Superior Proposal and (iii) MCG is not in material breach of the non-solicitation provisions of the Merger Agreement.

Proxy Statement; Special Meetings

MCG, in accordance with applicable law and its organizational documents, will convene a special meeting of its stockholders for purpose of considering the adoption of the Merger Agreement and the approval of the Merger.

PFLT, in accordance with applicable law and its organizational documents, will convene a special meeting of its stockholders for purpose of considering the approval of the issuance of PFLT Common Stock in connection with the transactions contemplated by the Merger Agreement.

Each of MCG and PFLT will use its reasonable best efforts to obtain the requisite stockholder, subject in the case of MCG, to the occurrence of a change in recommendation.

Reasonable Best Efforts

PFLT and MCG have each agreed to use their reasonable best efforts to promptly:

•	take, or cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by the Merger Agreement;

•	obtain from any governmental entities any actions, non-actions, clearances, waivers, consents, approvals, authorizations, licenses, permits or orders required to be obtained by MCG, PFLT or any of their respective subsidiaries in connection with the authorization, execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated under the Merger Agreement and obtain from third parties all waivers, consents, approvals and authorizations that are necessary or advisable in connection with the consummation of the transactions contemplated under the Merger Agreement;

•	make all necessary registrations and filings, and thereafter make any other required submissions, with respect to the Merger Agreement and the Merger required applicable law;

•	permit the other parties to review any material communication delivered to, and consult with the other party in advance of any meeting or conference with, any governmental entity relating to the transactions contemplated by the Merger Agreement or in connection with any proceeding by a private party relating thereto, and give the other party the opportunity to attend and participate in such meetings and conferences (to the extent permitted by such governmental entity or private party);

•	avoid the entry of, or have vacated or terminated, any decree, order, or judgment that would restrain, prevent or delay the closing of the Merger, including defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated hereby; and

•	execute and deliver any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement.

Conditions to Closing

The obligations of MCG, on the one hand, and PFLT, Sub One and Sub Two, on the other hand, to consummate the Merger are subject to satisfaction or waiver of the following conditions:

•	receipt of the requisite approval from the stockholders of each of MCG and PFLT;

•	consummation of the Merger shall not then be restrained, enjoined or prohibited by any order, judgment, decree, injunction r ruling of a court of competent jurisdiction or other governmental entity and there shall not be in effect any law deemed applicable to the Merger by any governmental authority that prevents consummation of the Merger; and

•	the registration statement of which this joint proxy statement and prospectus forms a part shall have become effective and there shall be no stop order suspending its effectiveness.

The obligations of PFLT, Sub One and Sub Two to consummate the Merger are subject to satisfaction or waiver of the following conditions:

•

(i) the capitalization representations and warranties of MCG are true and accurate (except for any de minimis inaccuracies) both when made and as of the date of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period), (ii) the representations and warranties of MCG with respect to authorization of the Merger Agreement, undisclosed liabilities and brokers are true and accurate both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) and (iii) all other representations and warranties of MCG shall be true and accurate in all respects (without giving effect to any material or material adverse effect qualifiers) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) except where the failure of such representations and warranties to be so true and accurate would not, individually or in the aggregate with all other failures, have a Company Material Adverse Effect;

•	MCG shall have performed or complied in all material respects with its obligations and covenants under the Merger Agreement required to be performed or complied with at or prior to the closing of the Merger;

•	PFLT shall have received a certificate to the effect that, to the knowledge of the officer signing such certificate, the conditions set forth in the prior two bullet points shall have been satisfied;

•	since the date of the Merger Agreement, no facts, changes, events, developments or circumstances shall have occurred, arisen or come into existence or first become known to PFLT, or any worsening thereof (to the extent of such worsening) and which has had or would reasonably be expected to have, individually or in the aggregate with all such other facts, changes, events, developments or circumstances, a Company Material Adverse Effect; and

•	there shall not be pending any suit, action or proceeding by any governmental authority of competent jurisdiction seeking to, among other things, make illegal, restrain prohibit or delay the making or consummation of the Merger.

The obligations of MCG to consummate the Merger are subject to satisfaction or waiver of the following conditions:

•	(i) the capitalization representations and warranties of PFLT, Sub One and Sub Two are true and accurate (except for any de minimis inaccuracies) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period), (ii) the representations and warranties of PFLT, Sub One and Sub Two with respect to authorization of the Merger Agreement and brokers are true and accurate both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) and (iii) all other representations and warranties of PFLT, Sub One and Sub Two shall be true and accurate in all respects (without giving effect to any material or material adverse effect qualifiers) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) except where the failure of such representations and warranties to be so true and accurate would not, individually or in the aggregate with all other failures, have a Parent Material Adverse Effect;

•	PFLT, Sub One and Sub Two shall have performed or complied in all material respects with their obligations and covenants under the Merger Agreement required to be performed or complied with at or prior to the closing of the Merger;

•	MCG shall have received a certificate to the effect that, to the knowledge of the officer signing such certificate, the conditions set forth in the prior two bullet points shall have been satisfied; and

•	since the date of the Merger Agreement, no facts, changes, events, developments or circumstances shall have occurred, arisen or come into existence or first become known to MCG, or any worsening thereof (to the extent of such worsening) and which has had or would reasonably be expected to have, individually or in the aggregate with all such other facts, changes, events, developments or circumstances, a Parent Material Adverse Effect.

Publicity

PFLT and MCG agreed to not issue any press release or make any other public announcement with respect to the Merger Agreement or the transactions contemplated thereby without the prior agreement of the other except as required by law or the listing agreement with a national securities exchange, in which case the party proposing to issue the press release shall use its reasonable efforts to consult in good faith with the other party before making any public announcement.

Termination

The Merger Agreement generally may be terminated:

•	by the mutual written agreement of MCG and PFLT;

•	by either MCG or PFLT:

•	if the Merger shall not have occurred on or prior to January 28, 2016;

•	if any governmental entity having jurisdiction over MCG, PFLT, Sub One or Sub Two shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting any of the transactions contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

•	if the approval of the adoption of the Merger Agreement by MCG’s stockholders shall not have been obtained at its special meeting of stockholders; or

•	if the approval of the issuance of shares pursuant to the Merger Agreement by PFLT’s stockholders shall not have been obtained at its special meeting of stockholders;

•	by MCG:

•	if PFLT, Sub One or Sub Two shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform, either individually or in the aggregate, would (i) give rise to the failure of certain closing conditions regarding the absence of a material adverse effect and compliance in all material respects with obligations and covenants under the Merger Agreement and (ii) cannot be or has not been cured, in all material respects, within 20 days after the giving of written notice to PFLT (or, if less than 20 days prior to January 28, 2016, prior to such date); or

•	prior to obtaining stockholder approval of the adoption of the Merger Agreement, and subject to the terms and conditions of the Merger Agreement, in order to accept a Superior Proposal; or

•	by PFLT:

•	if MCG shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform, either individually or in the aggregate, would (i) give rise to the failure of certain closing conditions regarding the absence of a material adverse effect and compliance in all material respects with obligations and covenants under the Merger Agreement and (ii) cannot be or has not been cured, in all material respects, within 20 days after the giving of written notice to MCG (or, if less than 20 days prior to January 28, 2016, prior to such date); or

•	if MCG’s board of directors shall have effected a change in recommendation.

Effect of Termination and Termination Fee

In the event of a termination of the Merger Agreement, the Merger Agreement shall terminate and become void and have no effect, and the transactions contemplated by the Merger Agreement shall be terminated without further action by the parties subject, in certain circumstances, to payment of a termination fee.

MCG has agreed to pay a termination fee of $7.0 million to PFLT if the Merger Agreement is terminated:

•	by MCG in order to accept a Superior Proposal,

•	by PFLT if MCG’s board of directors effects a change in recommendation or

•	by either MCG or PFLT (a) (I) upon the passage of January 28, 2016 or (II) failure of MCG to secure stockholder approval for the adoption of the Merger Agreement, if in either case there is an Acquisition Proposal (for a transaction involving 50% of MCG’s capital stock) which is not withdrawn prior to termination of the Merger Agreement or failure of MCG to secure stockholder approval for the adoption of the Merger Agreement, as the case may be, and (b) within 12 months of termination MCG enters into a definitive agreement with respect to a transaction pursuant to an Acquisition Proposal (for a transaction involving 50% of MCG’s capital stock), which transaction is later consummated.

PFLT has agreed to pay a termination fee of $7.0 million to MCG if the Merger Agreement is terminated by either MCG or PFLT due to the failure of PFLT to secure stockholder approval for the issuance of PFLT Common Stock pursuant to the Merger Agreement.

In circumstances in which a termination fee is payable by MCG to PFLT, receipt of the termination fee will be the sole and exclusive remedy for money damages of PFLT, Sub One and Sub Two against MCG and shall in all cases be the sole and exclusive remedy against any of MCG’s officers, employees, stockholders, representatives, agents or advisors. In circumstances in which a termination fee is payable by PFLT to MCG, receipt of the termination fee will be the sole and exclusive remedy for money damages of MCG against PFLT, Sub One and Sub Two and shall in all cases be the sole and exclusive remedy against any of PFLT’s, Sub One’s or Sub Two’s officers, employees, stockholders, members, representatives, agents or advisors.

PFLT or MCG, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement. The boards of directors of each of PFLT and MCG have approved the amount of the termination fee which may be paid.

Availability of Specific Performance

Each party to the Merger Agreement has agreed that, in certain circumstances, a non-breaching party shall be entitled to seek specific performance to enforce the observance and performance of the covenants and obligations in the Merger Agreement and injunctive relief without necessity of posting bond or other security. In addition, MCG is entitled to seek specific performance where PFLT is obligated to consummate the Merger and the Merger has not been consummated and the approval of PFLT’s stockholders has been obtained.

Expenses

All costs and expenses shall be paid by the party incurring such costs and expenses, regardless of whether the Merger is consummated, except that fees paid in respect of any regulatory filing shall be borne by PFLT and all fees paid in respect of the preparation, filing and mailing of the registration statement of which this joint proxy statement and PFLT prospectus forms a part and the conduct of the special meetings shall be shared equally among the parties. The PFLT Investment Adviser will indirectly reimburse $8.3 million of MCG related transaction costs through its payment of the cash consideration to MCG stockholders.

ACCOUNTING TREATMENT

The Merger will be accounted for under the asset acquisition method of accounting by PFLT in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.

The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of MCG’s assets and liabilities. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement and prospectus. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of MCG as compared to the information shown in this joint proxy statement and prospectus may change.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion summarizes certain material U.S. federal income tax consequences of the Merger, including an investment in PFLT Common Stock, that are applicable to you as an MCG stockholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this joint proxy statement and prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of MCG stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of MCG Common Stock as part of a hedge, straddle or conversion transaction; a person or entity that does not hold MCG Common Stock as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes (or a holder of interests in such a partnership).

For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of PFLT Common Stock who is for U.S. federal income tax purposes: (1) a citizen or individual resident of the United States; (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (3) a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (4) an estate the income of which is subject to U.S. federal income taxation regardless of its source. A “non-U.S. stockholder” is a beneficial owner of PFLT Common Stock who is for U.S. federal income tax purposes a person other than: (1) a U.S. stockholder and (2) a partnership.

PFLT has not requested, and will not request, an advance ruling from the Internal Revenue Service, or the IRS, as to the U.S. federal income tax consequences of the Merger or any related transactions. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Merger to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Tax Consequences of the Merger

Neither PFLT nor MCG will receive an opinion as to the tax consequences of the Merger for PFLT, MCG or MCG’s stockholders. PFLT and MCG will treat the Merger as a taxable exchange not qualifying as a “reorganization,” within the meaning of Section 368(a) of the Code and therefore generally:

•	no gain or loss will be recognized by PFLT or holders of PFLT Common Stock as a result of the Merger;

•	following the Second Merger, PFLT’s tax basis in the limited liability company interests of Sub Two will equal the amount of cash plus the fair market value of any other consideration paid to the holders of MCG Common Stock, plus certain expenses incurred by PFLT in connection with consummating the Merger;

•	PFLT’s holding period in its Sub Two limited liability company interests will begin on the day following the completion of the Merger;

•

since the Merger will be a taxable event for holders of MCG Common Stock as of the date of the Merger, such holders of MCG Common Stock will recognize gain or loss upon the exchange of their MCG Common Stock for PFLT Common Stock and cash equal to the difference between the fair market value of the PFLT Common Stock and the amount of cash received by the MCG stockholder and the MCG stockholder’s tax basis in his, her or its MCG Common Stock. Such gain or loss generally will be a capital gain or loss, and will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the MCG Common Stock is greater than one year. U.S. federal backup withholding tax may be imposed on the PFLT Common Stock and cash received by a holder of MCG Common Stock tendering such MCG Common Stock pursuant to the Merger;

•	the tax basis in any PFLT Common Stock received by a holder of MCG Common Stock pursuant to the Merger will equal the fair market value of the PFLT Common Stock received by such holder on the date of its acquisition; and

•	an MCG stockholder’s holding period in any PFLT Common Stock received pursuant to the Merger will begin on the day following the date of its acquisition.

U.S. Federal Income Taxation of an Investment in PFLT Common Stock

The following discussion summarizes the U.S. federal income taxation of an investment in PFLT Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.

Election to be Taxed as a RIC

PFLT has elected to be taxed, and intends to qualify each taxable year to maintain its election to be taxed, as a RIC under Subchapter M of the Code. To maintain its RIC tax election, PFLT must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements (as described below). In addition, each taxable year, PFLT must distribute as dividends an amount at least equal to 90% its investment company taxable income out of the assets legally available for distribution to its shareholders, or the Annual Distribution Requirement. Although not required for PFLT to maintain its RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, PFLT must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the sum of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gain net income for preceding calendar years that were not distributed during such calendar years and on which PFLT paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. See “Risk Factors—Risks Relating to PFLT—PFLT may be subject to certain corporate-level taxes regardless of whether PFLT continues to qualify as a RIC.” In addition, although PFLT may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, PFLT may retain and be subject to excise tax on such net capital gains or ordinary income to provide it with additional liquidity.

In order to qualify as a RIC for federal income tax purposes, PFLT must:

•	maintain an election to be treated as a BDC under the 1940 Act at all times during the taxable year;

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to its business of investing in such stock or securities, or the 90% Income Test; and

•	diversify its holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:

•	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of its assets nor more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by PFLT and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships.

Taxation as a RIC

If PFLT qualifies as a RIC, and satisfies the Annual Distribution Requirement, then it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain it distributes as dividends to its stockholders. In addition, upon satisfying these requirements, PFLT will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) as dividends to its stockholders.

PFLT may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if PFLT holds debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), it must include in income each taxable year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by PFLT in the same taxable year. Because any OID accrued will be included in its investment company taxable income in the taxable year of accrual, PFLT may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount.

At certain times, PFLT may invest in below investment grade debt instruments. Investments in these types of debt instruments may present special tax issues for PFLT. U.S. federal income tax rules are not entirely clear about issues such as when PFLT may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt instruments, how payments received on debt instruments in default should be allocated between principal and income, and whether exchanges of debt instruments in a bankruptcy or workout context are taxable events. PFLT will address these and other issues to the extent necessary in connection with its intended continued satisfaction of both the Annual Distribution Requirement and the Excise Tax Avoidance Requirement as well as its intended continued qualification as a RIC.

Because any OID or other amounts accrued will be included in PFLT’s investment company taxable income for the year of the accrual, PFLT may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though PFLT will not have received any corresponding cash amount. As a result, PFLT may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. In such case, PFLT may need to sell some of its investments at times and/or at prices not considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If PFLT is not able to obtain cash from other sources, PFLT may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Although PFLT does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy its Annual Distribution Requirement or the Excise Tax Avoidance Requirement. However, under the 1940 Act, PFLT is not permitted to make distributions to its stockholders while its own debt instruments and other senior securities are outstanding unless certain asset coverage ratios are met. Moreover, PFLT’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If PFLT disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which PFLT may invest could face financial difficulties that could require PFLT to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in PFLT’s receipt of assets that gives rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

Some of the income that PFLT might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to PFLT’s investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify PFLT as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to holders of PFLT Common Stock on such fees and income.

Failure to Qualify as a RIC

If PFLT fails to satisfy the Annual Distribution Requirement or fails to qualify as a RIC in any taxable year, unless certain cure provisions apply, PFLT will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its stockholders. In that case, all of its income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to its stockholders. In contrast, assuming PFLT qualifies as a RIC, its corporate-level federal income tax should be substantially reduced or eliminated.

If PFLT is unable to maintain its status as a RIC, PFLT would be subject to tax on all of its taxable income at regular corporate rates. PFLT would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions would generally be taxable to PFLT stockholders as ordinary distribution income to the extent of its current and accumulated earnings and profits. Subject to certain limitations under the Code, distributions paid by PFLT to corporate stockholders would be eligible for the dividends received deduction. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in its PFLT Common Stock, and any remaining distributions would be treated as a capital gain. Moreover, if PFLT fails to qualify as a RIC in any taxable year, to qualify again to be subject to tax as a RIC in a subsequent taxable year, PFLT would be required to distribute its earnings and profits attributable to any of its non-RIC taxable years as dividends to its stockholders. In addition, if PFLT fails to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent taxable year PFLT may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if PFLT had sold the property at fair market value at the end of the taxable year) that it elects to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that PFLT qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders only. Persons who are not U.S. stockholders should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by PFLT, including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of its “investment company taxable income” (which is, generally, its ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional PFLT Common Stock. To the extent such distributions paid by PFLT to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, properly designated by PFLT as “qualified dividend income,” such distributions generally will be eligible for a reduced tax rate depending on whether a PFLT common stockholder’s income does not exceed certain threshold amounts and if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by PFLT will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of its net capital gains (which is generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by PFLT as “capital gain distributions” will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates (i.e., “U.S. non-corporate stockholders”), regardless of the U.S. stockholder’s holding period for his, her or its PFLT Common Stock and regardless of whether paid in cash or reinvested in additional PFLT Common Stock. Distributions in excess of PFLT’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s PFLT Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

PFLT may distribute its PFLT Common Stock as a dividend of its taxable income, and a stockholder could receive a portion of the distributions declared and distributed by it in shares of PFLT Common Stock with the remaining amount in cash. A PFLT common stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by PFLT plus cash received with respect to such dividend. The total dividend declared would be taxable income to a PFLT common stockholder even though such stockholder may only receive a relatively small portion of the dividend in cash to pay any taxes due on the dividend. PFLT has not yet elected to distribute stock as a dividend but reserves the right to do so. Any PFLT Common Stock received by a U.S. stockholder in such a distribution will have a holding period for tax purposes commencing on the day following the day on which such PFLT Common Stock is credited to such U.S. stockholder’s account.

Although PFLT currently intends to distribute long-term capital gains, if any, at least annually, PFLT may in the future decide to retain some or all of its long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, PFLT will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by PFLT. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its PFLT Common Stock. Since PFLT expects to pay tax on any retained capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes PFLT paid. In order to use the deemed distribution approach, PFLT must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. PFLT cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, PFLT may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If PFLT makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by PFLT in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by its U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor purchases shares of PFLT Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of PFLT Common Stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of its PFLT Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of its PFLT Common Stock may be disallowed if other shares of its PFLT Common Stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. non-corporate stockholders currently are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in its shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a taxable year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each taxable year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent taxable years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a taxable year, but may carry back such losses for three taxable years or carry forward such losses for five taxable years.

A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from PFLT and net gains from redemptions or other taxable dispositions of its shares) of U.S. individuals and on the undistributed net investment income of certain estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

PFLT (or if a U.S. stockholder holds its shares through an intermediary, such intermediary) will provide information to its U.S. stockholders, as promptly as possible after the end of each calendar year, detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by PFLT generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A U.S. stockholder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to U.S. federal income tax withholding (“backup withholding”) at a rate of 28% from all taxable distributions to any U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to Non-U.S. stockholders only. Persons who are U.S. stockholders should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in the shares of PFLT Common Stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of PFLT Common Stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should therefore consult their tax advisers before investing in PFLT Common Stock.

Distributions of its “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are expected to be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of its current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, PFLT will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

In addition, under prior law applicable to taxable years of RICs beginning before January 1, 2015 with respect to certain distributions made by RICs to Non-U.S. Stockholders, no withholding was required and the distributions generally were not subject to U.S. federal income tax if (i) the distributions were properly designated in a notice timely delivered to PFLT stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years of RICs beginning on or after January 1, 2015.

Actual or deemed distributions of its net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of its PFLT Common Stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

Effective July 1, 2014, withholding agents are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required.

If PFLT distributes its net capital gains in the form of deemed rather than actual distributions (which PFLT may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax PFLT pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of its PFLT Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the Non-U.S. stockholder provides PFLT or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in PFLT Common Stock.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of PFLT Common Stock.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

PFLT Common Stock trades on NASDAQ under the symbol “PFLT” and MCG Common Stock trades on NASDAQ under the symbol “MCGC.” MCG Common Stock and PFLT Common Stock have historically traded at prices both above and below their respective NAVs.

The following table sets forth, for certain periods, the NAV per share of PFLT and MCG Common Stock, the range of high and low closing sales prices of PFLT and MCG Common Stock, the closing sales price as a premium or (discount) to NAV per share and the distributions per share declared by MCG and PFLT. On June 12, 2015, the last reported closing sales price of PFLT Common Stock on NASDAQ was $14.08 per share, which represented a discount of approximately 1.5% to the NAV per share reported by PFLT as of March 31, 2015. On June 12, 2015, the last reported closing sales price of MCG Common Stock on NASDAQ was $4.70 per share, which represented a discount of approximately 1.1% to the NAV per share reported by MCG as of March 31, 2015.

PFLT

	NAV (1)		Closing Sales Price		Premium / (Discount) of High Sales Price to NAV (2)	Premium / (Discount) of Low Sales Price to NAV (2)	Distributions Declared
Period			High	Low
Fiscal Year Ending September 30, 2015
Third quarter (as of June 12, 2015)	$	N/A	$14.33	$13.96	N/A %	N/A %	$0.2850	(3)
Second quarter		14.30	14.16	13.25	(1)	(7)	0.2750
First quarter		14.16	14.23	12.98	—	(8)	0.2700
Fiscal Year Ended September 30, 2014
Fourth quarter		14.40	14.39	13.75	—	(5)	0.2700
Third quarter		14.52	14.29	13.61	(2)	(6)	0.2700
Second quarter		14.46	14.27	13.51	(1)	(7)	0.2700
First quarter		14.24	13.93	13.14	(2)	(8)	0.2675
Fiscal Year Ended September 30, 2013
Fourth quarter		14.10	14.60	13.01	4	(8)	0.2625
Third quarter		13.98	14.90	13.82	7	(1)	0.2625
Second quarter		14.10	14.43	12.94	2	(8)	0.2550
First quarter		13.99	13.30	12.35	(5)	(12)	0.2475

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low closing sales price less NAV per share, divided by the quarter-end NAV per share.
(3)	Includes a distribution of $0.0950 per share payable on July 1, 2015 to PFLT stockholders of record as of June 15, 2015.

MCG

	NAV (1)		Closing Sales Price		Premium / (Discount) of High Sales Price to NAV (2)	Premium / (Discount) of Low Sales Price to NAV (2)	Distributions Declared
Period			High	Low
Fiscal Year Ending December 31, 2015
Second quarter (as of June 12, 2015)	$	N/A	$4.72	$4.02	N/A %	N/A %	$—
First quarter		4.75	4.02	3.75	(15)	(21)	—
Fiscal Year Ended December 31, 2014
Fourth quarter		4.69	3.95	3.03	(16)	(35)	—
Third quarter		4.48	4.08	3.52	(9)	(21)	0.050
Second quarter		4.42	3.92	3.24	(11)	(27)	0.070
First quarter		4.37	4.75	3.59	9	(18)	0.125
Fiscal Year Ended December 31, 2013
Fourth quarter		4.74	5.32	4.40	12	(7)	0.125
Third quarter		5.10	5.49	4.89	8	(4)	0.125
Second quarter		5.18	5.32	4.57	3	(12)	0.125
First quarter		5.10	5.00	4.47	(3)	(14)	0.125

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low closing sales price less NAV per share, divided by the quarter-end NAV per share.

In order to qualify as a RIC and to not be subject to corporate-level tax on income, PFLT is required, under Subchapter M of the Code, to annually distribute at least 90% of the sum of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although not required for PFLT to maintain its RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, PFLT must distribute during each calendar year an amount generally at least equal to the sum of (1) 98% of its net ordinary income for the calendar year, (2) 98.2% of its capital gain net income (i.e., the excess, if any, of capital gains over capital losses) for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gain net income for preceding years that were not distributed during such calendar years and on which PFLT paid no U.S. federal income tax. In addition, although PFLT may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, PFLT has retained and may continue to retain such net capital gains or net ordinary income to provide it with additional liquidity.

PFLT maintains an “opt out” dividend reinvestment plan for its common stockholders. As a result, if PFLT declares a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of PFLT Common Stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “PFLT Dividend Reinvestment Plan.”

BUSINESS OF PFLT

Pennant Park Floating Rate Capital Ltd.

PFLT is a BDC whose objectives are to generate current income and capital appreciation by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies.

PFLT believes that Floating Rate Loans to U.S. middle-market companies offer attractive risk adjusted returns due to a limited amount of capital available for such companies and the potential for rising interest rates. PFLT uses the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. PFLT investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. PFLT’s debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Under normal market conditions, PFLT generally expects that at least 80% of the value of its Managed Assets will be invested in Floating Rate Loans and other instruments bearing a variable-rate of interest. PFLT generally expects that senior secured loans, or first lien loans, will represent at least 65% of its overall portfolio. PFLT also generally expects to invest up to 35% of its overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments. PFLT’s investment size may generally range between $1 million and $15 million, on average, although PFLT expects that this investment size will vary proportionately with the size of PFLT’s capital base.

PFLT’s investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments it makes. PFLT has used, and expects to continue to use, the Credit Facility, proceeds from the rotation of its portfolio and proceeds from public and private offerings of securities to finance its investment objectives.

Organization and Structure of PennantPark Floating Rate Capital Ltd.

PFLT, a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes PFLT has elected to be treated, and intends to qualify annually, as a RIC under the Code.

The PFLT Investment Adviser and PFLT Administrator

PFLT utilizes the investing experience and contacts of the PFLT Investment Adviser in developing what it believes is an attractive and diversified portfolio. The senior investment professionals of the PFLT Investment Adviser have worked together for many years and average over 25 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, PFLT’s senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. PFLT believes this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides PFLT with access to substantial investment opportunities across the capital markets.

The PFLT Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since the PFLT Investment Adviser’s inception in 2007, it has raised approximately $2.4 billion in debt and equity capital and has invested $4.4 billion in 360 companies with 145 different financial sponsors through its managed funds.

PFLT Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing PFLT with clerical, bookkeeping and record keeping services, the PFLT Administrator also oversees PFLT’s financial records as well as the preparation of PFLT’s reports to stockholders and reports filed with the SEC. PFLT Administrator assists in the determination and publication of PFLT’s NAV, oversees the preparation and filing of PFLT’s tax returns, and monitors the payment of expenses as well as the performance of administrative and professional services rendered to PFLT by others. Furthermore, PFLT Administrator provides, on PFLT’s behalf, managerial assistance to those portfolio companies to which PFLT is required to offer such assistance. See “Risk Factors—Risks Relating to PFLT’s Business and Structure—There are significant potential conflicts of interest which could impact PFLT’s investment returns” for more information.

Market Opportunity

PFLT believes that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment.

•	PFLT believes middle-market companies have faced difficulty in raising debt through the capital markets. Many middle-market companies look to raise funds by issuing high-yield bonds. PFLT believes this approach to financing has become more difficult from time to time to the extent institutional investors seek to invest in larger, more liquid offerings. PFLT believes this has made it harder for middle-market companies to raise funds by issuing high-yield securities from time to time.

•	PFLT believes middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and CLO funds have, and may again, withdraw capital from the middle-market, resulting in opportunities for alternative funding sources.

•	PFLT believes that credit market dislocation for middle-market companies improves the risk-adjusted returns of PFLT’s investments. From time to time, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, PFLT believes there is less competition in PFLT’s market, more conservative capital structures, higher yields and stronger covenants.

•	PFLT believes there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. PFLT expects that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and PFLT believes that its capital is well-positioned to partner with such equity investors.

•	PFLT believes there is substantial supply of opportunities resulting from maturing loans that seek refinancing. A high volume of financings will come due in the next few years. Additionally, PFLT believes that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. PFLT believes the combination of strong demand by middle-market companies and from time to time the reduced supply of credit described above should increase lending opportunities for PFLT. PFLT believes this supply of opportunities coupled with a lack of demand offers attractive risk-adjusted returns to investors.

Competitive Advantages

PFLT believes that it has the following competitive advantages over other capital providers to middle-market companies:

a) Experienced Management Team

The senior investment professionals of the PFLT Investment Adviser have worked together for many years and average over 25 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. PFLT believes this extensive experience and history has resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires in depth diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. Specialized due diligence, underwriting capabilities and more extensive ongoing monitoring are required by the lender.

b) Disciplined Investment Approach with Strong Value Orientation

PFLT employs a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment criteria employed by the PFLT Investment Adviser. PFLT’s value-oriented investment philosophy focuses on preserving capital and ensuring that investments have an appropriate return profile in relation to risk. When market conditions make it difficult for PFLT to invest according to its criteria, PFLT is highly selective in deploying its capital. PFLT believes this approach continues to enable it to build an attractive investment portfolio that meets its return and value criteria over the long-term.

PFLT believes it is critical to conduct extensive due diligence on investment targets. In evaluating new investments PFLT, through the PFLT Investment Adviser, conducts a rigorous due diligence process that draws from the PFLT Investment Adviser’s experience, industry expertise and network of contacts. Among other things, PFLT’s due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Objectives and Policies of PFLT—Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, the PFLT Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c) Ability to Source and Evaluate Transactions through the PFLT Investment Adviser’s Research Capability and Established Network

The management team of the PFLT Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that PFLT believes to enable it to evaluate investment opportunities effectively in numerous industries, as well as provide PFLT access to substantial information concerning those industries. PFLT identifies potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of the PFLT Investment Adviser have long-term relationships.

d) Flexible Transaction Structuring

PFLT is flexible in structuring investments and tailoring investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. PFLT can invest in all parts of a capital structure and the PFLT Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

The PFLT Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, PFLT seeks to invest in companies that PFLT believes can generate positive risk-adjusted returns.

PFLT believes that the in-depth coverage and experience of the PFLT Investment Adviser will enable it to invest throughout various stages of the economic and market cycles and to provide PFLT with ongoing market insights in addition to a significant investment sourcing engine.

Competition

PFLT’s primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, PFLT believes that from time to time there has been a reduction in the amount of debt capital available to middle-market companies. PFLT believes this has resulted in a less competitive environment for making new investments.

Many of PFLT’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than PFLT does. For example, PFLT believes some competitors have a lower cost of funds and access to funding sources that are not available to it. In addition, some of PFLT’s competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than PFLT. Furthermore, many of PFLT’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on PFLT as a BDC. See “Risk Factors—Risks Relating to PFLT’s Business and Structure—PFLT operates in a highly competitive market for investment opportunities” for more information.

Leverage

As of March 31, 2015, PFLT maintained a $200 million Credit Facility, which matures in May 2018, with the Lenders. During the Credit Facility’s revolving period, which extends to May 2016, it bears interest at LIBOR plus 200 basis points, and after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years. The Credit Facility is secured by all of the assets held by Funding I, under which PFLT had $117.3 million outstanding with an annual current interest rate of 2.18%, excluding the undrawn commitment fee of 0.50%, as of March 31, 2015. PFLT believes that its capital resources provide it with the flexibility to take advantage of market opportunities when they arise. PFLT’s use of leverage, as calculated under the asset coverage ratio of the 1940 Act, may generally range between 70% and 90% of PFLT’s net assets, or 40% and 50% of its Managed Assets. PFLT cannot assure investors that its leverage will remain within the range. The amount of leverage that will be employed will depend on PFLT’s assessment of the market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of PFLT” for more information.

INVESTMENT OBJECTIVES AND POLICIES OF PFLT

Investment Policy Overview

PFLT seeks to create a diversified portfolio primarily of Floating Rate Loans by generally targeting an investment size of $1 million to $15 million in securities, on average, of middle-market companies. PFLT expects this investment size to vary proportionately with the size of its capital base. PFLT generally expects that senior secured loans, or first lien loans, will represent at least 65% of its overall portfolio. PFLT also generally expects to invest up to 35% of its overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments. The companies in which PFLT invests are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, PFLT believes that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. In addition, PFLT expects its debt investments to range in maturity from three to ten years.

Over time, PFLT expects that its portfolio will continue to consist primarily of Floating Rate Loans in qualifying assets such as private or thinly traded or small market-capitalization, U.S. middle-market public companies. In addition, PFLT may invest up to 30% of its portfolio in non-qualifying assets. See “Regulation of PFLT—Qualifying Assets” for more information. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or do not have a market capitalization of less than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. Moreover, PFLT may acquire investments in the secondary market. See “—Investment Selection Criteria” for more information.

PFLT’s board of directors has the authority to modify or waive certain of its operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act PFLT may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. PFLT cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its stock. Nevertheless, the effects of changes to PFLT’s operating policies and strategies may adversely affect its business, its ability to make distributions and the value of its stock.

Senior Secured Debt

Structurally, senior secured debt (which PFLT defines to include first lien debt) ranks senior in priority of payment to mezzanine debt and equity, and benefits from a senior security interest in the assets of the borrower. As such, other creditors rank junior to PFLT’s investments in these securities in the event of insolvency. Due to its lower risk profile and often more restrictive covenants as compared to mezzanine debt, senior secured debt generally earns lower return than mezzanine debt. In some cases senior secured lenders receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. PFLT evaluates these investment opportunities on a case-by-case basis.

Mezzanine Debt

Structurally, mezzanine debt (which PFLT defines to include second lien secured debt and subordinated debt) usually ranks subordinate in priority of payment to senior secured loans. PFLT’s second lien secured debt is subordinated debt that benefits from a security interest in the borrower. As such, other creditors may rank senior to PFLT in the event of insolvency. Mezzanine debt ranks senior to common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally earns a higher return than senior secured loans. In many cases mezzanine investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. PFLT evaluates these investment opportunities on a case-by-case basis.

Investment Selection Criteria

PFLT is committed to a value-oriented philosophy used by the senior investment professionals who manage its portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

PFLT has identified several criteria, discussed below, that it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for PFLT’s investment decisions. However, PFLT cautions that not all of these criteria will be met by each prospective portfolio company in which it chooses to invest. Generally, PFLT seeks to use its experience and access to market information to identify investment candidates and to structure investments efficiently and effectively.

a) Leading and defensible competitive market positions

The PFLT Investment Adviser invests in portfolio companies that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The PFLT Investment Adviser also seeks to invest in portfolio companies that it believes possess competitive advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors to protect their market position.

b) Investing in stable borrowers with positive cash flow

PFLT’s investment philosophy places a premium on fundamental analysis and has a distinct value-orientation. The PFLT Investment Adviser invests in portfolio companies it believes to be stable and well-established, with strong cash flows and profitability. The PFLT Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The PFLT Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although PFLT is permitted to do so.

c) Proven management teams

The PFLT Investment Adviser focuses on investments in which the portfolio company has an experienced management team with an established track record of success. The PFLT Investment Adviser typically requires that portfolio companies have in place proper incentives to align management’s goals with PFLT’s goals, including having equity interests.

d) Financial sponsorship

The PFLT Investment Adviser may seek to cause PFLT to participate in transactions sponsored by what it believes to be high-quality financial sponsors. The PFLT Investment Adviser believes that a financial sponsor’s willingness to invest significant equity capital in a portfolio company is an implicit endorsement of the quality of that portfolio company. Further, financial sponsors of portfolio companies with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

e) Investments in different borrowers and industries

The PFLT Investment Adviser seeks to invest PFLT’s assets broadly among portfolio companies and across industries. The PFLT Investment Adviser believes that this diversified approach may reduce the risk that a downturn in any one portfolio company or industry will have a disproportionate impact on the value of PFLT’s portfolio, although PFLT is permitted to be a non-diversified investment company.

f) Viable exit strategy

The PFLT Investment Adviser seeks to invest in portfolio companies that it believes will provide a steady stream of cash flow to repay PFLT’s loans while also reinvesting in their respective businesses. The PFLT Investment Adviser expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, PFLT’s investments in portfolio companies to be a key means by which it will exit from its investments over time. In addition, the PFLT Investment Adviser also seeks to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay PFLT’s investments through an initial public offering of common stock, refinancing or other capital markets transaction.

Due Diligence

PFLT believes it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. The PFLT Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from the PFLT Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, the PFLT Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

PFLT’s due diligence typically includes:

•	review of historical and prospective financial information;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	on-site visits;

•	review of loan documents; and

•	background checks.

Additional due diligence with respect to any investment may be conducted on PFLT’s behalf by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence in a portfolio company, the team leading the investment presents the investment opportunity to the PFLT Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of the PFLT Investment Adviser. The members of the investment committee receive no compensation from PFLT. These members are employees of the PFLT Investment Adviser and receive compensation from the PFLT Investment Adviser.

Investment Structure

Once PFLT determines that a prospective portfolio company is suitable for investment, it works with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. PFLT negotiates with these parties to agree on how its investment is structured relative to the other capital in the portfolio company’s capital structure.

PFLT expects its Floating Rate Loans to have terms of three to ten years. PFLT generally obtains security interests in the assets of its portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first priority liens on the assets of a portfolio company.

Typically, PFLT’s mezzanine debt has maturities of three to ten years. Mezzanine debt may take the form of a second priority lien on the assets of a portfolio company and have interest-only payments in the early years with cash or PIK payments with amortization of principal deferred to the later years. In some cases, PFLT may invest in debt securities that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after its investment. Also, in some cases, PFLT’s mezzanine debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

PFLT seeks to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects its rights and manages its risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of its portfolio companies, PFLT seeks to limit the downside potential of its investments by:

•	requiring a total return on its investments (including both interest in the form of a floor and potential equity appreciation) that compensates PFLT for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants in connection with its investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with its focus on preserving its capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

PFLT’s investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants PFLT may receive with its debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, PFLT may achieve additional investment return from these equity investments. PFLT may structure the warrants to provide provisions protecting its rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, PFLT may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

PFLT expects to hold most of its investments to maturity or repayment, but it may exit certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. PFLT also may turn over investments to better position the portfolio in light of market conditions.

Ongoing Relationships with Portfolio Companies

Monitoring

The PFLT Investment Adviser monitors its portfolio companies on an ongoing basis. The PFLT Investment Adviser also monitors the financial trends of each portfolio company to determine if it is meeting its respective business plans and to assess the appropriate course of action for each portfolio company.

The PFLT Investment Adviser has several methods of evaluating and monitoring the performance and fair value of PFLT’s investments, which may include the following:

•	assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirement and accomplishments;

•	comparisons to other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

The PFLT Investment Adviser monitors credit risk of each portfolio company regularly with a goal toward identifying early, and when able and appropriate, exiting investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the PFLT Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and borrowing requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Under normal market conditions, PFLT expects that at least 80% of its Managed Assets will be invested in Floating Rate Loans and other instruments bearing a variable rate of interest which may, from time to time, include variable rate derivative instruments. This policy is not fundamental and may be changed by PFLT’s board of directors with at least 60 days prior written notice provided to stockholders.

While PFLT’s investment objectives are to seek high current income and capital appreciation through investments in Floating Rate Loans, it may invest up to 35% of the portfolio in opportunistic investments. These investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies and securities of companies located outside of the United States. PFLT expects that these public foreign companies generally will have debt securities that are non-investment grade.

Managerial assistance

PFLT offers managerial assistance to its portfolio companies. As a BDC, PFLT is required to make available such managerial assistance within the meaning of section 55 of the 1940 Act. See “Regulation of PFLT” for more information.

Staffing

PFLT does not currently have any employees. The PFLT Investment Adviser and the PFLT Administrator have hired and expect to continue to hire professionals with skills applicable to PFLT’s business plan, including experience in middle-market investing, mezzanine lending, leveraged finance, distressed debt and private equity businesses.

PFLT’s Portfolio

PFLT’s principal investment focus is to invest in Floating Rate Loans to U.S. middle-market companies in a variety of industries. PFLT generally seeks to target companies that generate positive cash flows from the broad variety of industries in which the PFLT Investment Adviser has direct expertise. The following is an illustrative list of the industries in which the PFLT Investment Adviser has invested:

• Aerospace and Defense	• Environmental Services
• Auto Sector	• Financial Services
• Beverage, Food and Tobacco	• Grocery
• Broadcasting and Entertainment	• Healthcare, Education and Childcare
• Buildings and Real Estate	• High Tech Industries
• Building Materials • Business Services • Cable Television • Cargo Transportation • Chemicals, Plastics and Rubber	• Home & Office Furnishings, Housewares & Durable Consumer Products
• Hotels, Motels, Inns and Gaming
• Insurance
• Leisure, Amusement, Motion Picture & Entertainment
• Logistics

• Communications	• Manufacturing/Basic Industries
• Consumer Goods: Durable	• Media: Broadcasting and Subscription
• Consumer Goods: Non-Durable	• Mining, Steel, Iron and Non-Precious Metals
• Containers, Packaging & Glass	• Oil and Gas
• Distribution	• Other Media
• Diversified/Conglomerate Manufacturing	• Personal, Food and Miscellaneous Services
• Diversified/Conglomerate Services	• Printing and Publishing
• Education	• Retail
• Energy/Utilities	• Telecommunications

Listed below are PFLT’s top ten portfolio companies and industries represented as a percentage of its consolidated portfolio assets (excluding cash equivalents) as of March 31, 2015 and September 30, 2014:

Portfolio Company	March 31, 2015	Portfolio Company	September 30, 2014
SCE Partners, LLC	4%	Patriot National, Inc. (f/k/a Old Guard Risk Services, Inc.)	4%
Novitex Acquisition, LLC	3
Howard Berger Co. LLC	3	AKA Diversified Holdings, Inc.	3
iEnergizer Limited and Aparta, Inc.	3	e-Rewards, Inc.	3
Instant Web, LLC	3	iEnergizer Limited and Aptara, Inc.	3
AKA Diversified Holdings, Inc.	3	Instant Web, LLC	3
Language Line, LLC	3	New Trident HoldCorp, Inc.	3
New Trident HoldCorp, Inc.	3	Novitex Acquisition, LLC	3
Bowlmor AMF, Corp.	2	SCE Partners, LLC	3
Polyconcept Finance B.V.	2	Zest Holdings, LLC	3
		Premier Dental Services, Inc.	2

Industry	March 31, 2015	Industry	September 30, 2014
High Tech Industries	13%	Healthcare and Pharmaceuticals	16%
Business Services	11	High Tech Industries	14
Healthcare and Pharmaceuticals	9	Business Services	8
Consumer Services	8	Consumer Services	8
Hotel, Gaming and Leisure	8	Hotel, Gaming and Leisure	8
Consumer Goods: Durable	7	Media: Advertising, Printing and Publishing	7
Media: Advertising, Printing and Publishing	7
		Retail	7
Retail	7	Consumer Goods: Durable	6
Automotive	5	Banking, Finance, Insurance and Real Estate	5
Aerospace and Defense	4
		Aerospace and Defense	4

PFLT’s executive officers and directors, as well as the senior investment professionals of the PFLT Investment Adviser and PFLT Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as PFLT does. Currently, the executive officers and directors, as well as the current senior investment professionals of the PFLT Investment Adviser and the PFLT Administrator, serve as officers and directors of PennantPark Investment Corporation, a publicly traded BDC, and other managed funds, as applicable. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interest of PFLT or its stockholders. In addition, PFLT notes that any affiliated investment vehicle currently existing, or formed in the future, and managed by the PFLT Investment Adviser and or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with PFLT and, accordingly, may invest in asset classes similar to those targeted by PFLT. As a result, the PFLT Investment Adviser may face conflicts in allocating investment opportunities among PFLT and such other entities. The PFLT Investment Adviser allocates investment opportunities in a fair and equitable manner consistent with its allocation policy, and PFLT has received exemptive relief with respect to certain co-investment transactions. In any such case, when the PFLT Investment Adviser identifies an investment, it will choose which investment fund should receive the allocation. See “Risk Factors—Risks Relating to PFLT’s Business and Structure—There are significant potential conflicts of interest which could impact PFLT’s investment returns” for more information.

PFLT may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. PFLT may also co-invest in the future on a concurrent basis with its affiliates, subject to compliance with applicable regulations and its trade allocation procedures.

As of March 31, 2015, there was no portfolio company in which PFLT has made an investment that represents greater than 5% of its total assets.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF PFLT

The information contained in this section should be read in conjunction with “Selected Financial Data of PFLT,” “Unaudited Selected Pro Forma Consolidated Financial Data,” “Unaudited Pro Forma Per Share Data,” “Unaudited Pro Forma Condensed Consolidated Financing Statements” and PFLT’s financial statements and notes thereto appearing elsewhere in this joint proxy statement and prospectus.

PFLT cannot assure you that the Merger will be consummated. See “Risk Factors—Risks Relating to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.

Overview

PFLT is a BDC whose objectives are to generate current income and capital appreciation by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies.

PFLT believes that Floating Rate Loans to U.S. middle-market companies offer attractive risk adjusted returns due to a limited amount of capital available for such companies and the potential for rising interest rates. PFLT uses the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. PFLT investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. PFLT’s debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Under normal market conditions, PFLT generally expects that at least 80% of the value of its Managed Assets will be invested in Floating Rate Loans and other instruments bearing a variable-rate of interest. PFLT generally expects that senior secured loans, or first lien loans, will represent at least 65% of its overall portfolio. PFLT also generally expects to invest up to 35% of its overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments. PFLT’s investment size may generally range between $1 million and $15 million, on average, although PFLT expects that this investment size will vary proportionately with the size of PFLT’s capital base.

PFLT’s investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments it makes. PFLT has used, and expects to continue to use, the Credit Facility, proceeds from the rotation of its portfolio, and proceeds from public and private offerings of securities to finance its investment objectives.

Organization and Structure of PennantPark Floating Rate Capital Ltd.

PFLT, a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes PFLT has elected to be treated, and intends to qualify annually, as a RIC under the Code.

PFLT’s investment activities are managed by the PFLT Investment Adviser. Under the PFLT Investment Management Agreement, PFLT has agreed to pay the PFLT Investment Adviser an annual base management fee based on average adjusted gross total assets as well as an incentive fee based on PFLT’s investment performance. PFLT has also entered into an Administration Agreement with the PFLT Administrator. Under the Administration Agreement, PFLT has agreed to reimburse the PFLT Administrator for its allocable portion of overhead and other expenses incurred by the PFLT Administrator in performing its obligations under the Administration Agreement, including rent and PFLT’s allocable portion of the costs of compensation and related expenses of its Chief Compliance Officer, Chief Financial Officer and their respective staffs. PFLT’s board of directors, a majority of whom are independent, provides overall supervision of PFLT’s activities, and the PFLT Investment Adviser supervises PFLT’s day-to-day activities.

Revenues

PFLT generates revenue in the form of interest income on the debt securities it holds and capital gains and dividends, if any, on investment securities that it holds in portfolio companies. PFLT’s debt investments, whether in the form of senior secured loans or mezzanine debt, typically have a term of three to ten years and bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of PFLT’s investments provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, PFLT may generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, OID and market discount or premium are capitalized, and PFLT accretes or amortizes such amounts as income or expense, as applicable, using the effective interest method. PFLT records prepayment penalties on loans and debt securities as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that PFLT expects to collect such amounts.

Expenses

PFLT’s primary operating expenses include the payment of a management fee to the PFLT Investment Adviser, the payment of an incentive fee to the PFLT Investment Adviser, if any, its allocable portion of overhead under the Administration Agreement and other operating costs as detailed below. PFLT’s management fee compensates the PFLT Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring PFLT’s investments. Additionally, PFLT pays interest expense on the outstanding debt and unused commitment fees under the Credit Facility. PFLT bears all other direct or indirect costs and expenses of its operations and transactions, including:

•	the cost of calculating NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of PFLT Common Stock and other securities;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complimentary businesses;

•	expenses incurred by the PFLT Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	fees and expenses associated with independent audits and outside legal costs;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either PFLT Administrator or PFLT in connection with administering PFLT’s business, including payments under the Administration Agreement that will be based upon PFLT’s allocable portion of overhead, and other expenses incurred by PFLT Administrator in performing its obligations under the Administration Agreement, including rent and allocable portion of the costs of compensation and related expenses of PFLT’s Chief Compliance Officer, Chief Financial Officer and their respective staffs.

Generally, during periods of asset growth, PFLT expects its general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

Portfolio and Investment Activity

As of March 31, 2015, PFLT’s portfolio totaled $335.5 million and consisted of $277.6 million of senior secured loans, $49.0 million of second lien secured debt and $8.9 million of subordinated debt, preferred and common equity. PFLT’s debt portfolio consisted of 95% variable-rate investments (including 91% with a LIBOR or prime floor) and 5% fixed-rate investments. Overall, the portfolio had net unrealized depreciation of $4.0 million. PFLT’s overall portfolio consisted of 71 companies with an average investment size of $4.7 million, had a weighted average yield on debt investments of 8.4%, and was invested 83% in senior secured loans, 14% in second lien secured debt and 3% in subordinated debt, preferred and common equity.

As of September 30, 2014, PFLT’s portfolio totaled $348.4 million and consisted of $302.5 million of senior secured loans, $36.5 million of second lien secured debt and $9.4 million of subordinated debt, preferred and common equity. PFLT’s debt portfolio consisted of 95% variable-rate investments (including 92% with a LIBOR or prime floor) and 5% fixed-rate investments. As of September 30, 2014, PFLT had one non-accrual debt investment, representing 0.6% of PFLT’s overall portfolio on a cost basis. Overall, the portfolio had net unrealized appreciation of $0.1 million. PFLT’s overall portfolio consisted of 72 companies with an average investment size of $4.8 million, had a weighted average yield on debt investments of 8.2%, and was invested 87% in senior secured loans, 10% in second lien secured debt and 3% in subordinated debt, preferred and common equity.

As of September 30, 2013, PFLT’s portfolio totaled $317.8 million and consisted of $281.0 million of senior secured loans, $27.5 million of second lien secured debt and $9.3 million of subordinated debt, preferred and common equity. PFLT’s debt portfolio consisted of 92% variable-rate investments (including 89% with a LIBOR or prime floor) and 8% fixed-rate investments. Overall, the portfolio had net unrealized depreciation of $1.5 million. PFLT’s overall portfolio consisted of 83 companies with an average investment size of $3.8 million, had a weighted average yield on debt investments of 8.1%, and was invested 88% in senior secured loans, 9% in second lien secured debt and 3% in subordinated debt, preferred and common equity.

For the three months ended March 31, 2015, PFLT invested $38.4 million in six new and nine existing portfolio companies with a weighted average yield on debt investments of 7.1%. Sales and repayments of investments for the three months ended March 31, 2015 totaled $48.0 million. For the six months ended March 31, 2015, PFLT invested $85.4 million in 14 new and 14 existing portfolio companies with a weighted average yield on debt investments of 8.0%. Sales and repayments of investments for the six months ended March 31, 2015 totaled $92.9 million.

For the three months ended March 31, 2014, PFLT invested $50.4 million in eight new and seven existing portfolio companies with a weighted average yield on debt investments of 8.3%. Sales and repayments of investments for the three months ended March 31, 2014 totaled $35.7 million. For the six months ended March 31, 2014, PFLT invested $154.3 million in 25 new and 18 existing portfolio companies with a weighted average yield on debt investments of 7.9%. Sales and repayments of investments for the six months ended March 31, 2014 totaled $91.2 million.

For the fiscal year ended September 30, 2014, PFLT invested $248.1 million of investments in 36 new and 33 existing portfolio companies with a weighted average yield on debt investments of 8.2%. Sales and repayments of investments for the year ended September 30, 2014 totaled $225.6 million.

For the fiscal year ended September 30, 2013, PFLT invested $316.5 million of investments in 75 new and 19 existing portfolio companies with a weighted average yield on debt investments of 7.9%. Sales and repayments of investments for the year ended September 30, 2013 totaled $174.9 million.

For the fiscal year ended September 30, 2012, PFLT invested $128.7 million of investments in 47 new and seven existing portfolio companies with a weighted average yield on debt investments of 8.9%. Sales and repayments of investments for the year ended September 30, 2012 totaled $71.3 million.

Critical Accounting Policies

The preparation of PFLT’s Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of PFLT’s assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reporting periods. In the opinion of PFLT’s management, all adjustments, which are of a normal recurring nature, considered for the fair presentation of financial statements, have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. PFLT may reclassify certain prior period amounts to conform to the current period presentation. PFLT has eliminated all intercompany balances and transactions. References to the ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. In addition to the discussion below, PFLT describes its critical accounting policies in the notes to PFLT’s Consolidated Financial Statements.

Valuation of Portfolio Investments

PFLT expects that there may not be readily available market values for many of its investments which are or will be in its portfolio, and PFLT values such investments at fair value as determined in good faith by or under the direction of its board of directors using a documented valuation policy described below and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing PFLT’s investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, PFLT considers the pricing indicated by the external event to corroborate or revise its valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than PFLT’s valuation and the difference may be material.

PFLT’s investments generally consist of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, PFLT’s board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	PFLT’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the PFLT Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of the PFLT Investment Adviser;

(3)	PFLT’s board of directors also engages independent valuation firms to conduct independent appraisals of PFLT’s investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms review management’s preliminary valuations in light of its own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of PFLT’s board of directors quarterly reviews the preliminary valuations of the PFLT Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	PFLT’s board of directors discusses these valuations and determines the fair value of each investment in PFLT’s portfolio in good faith based on the input of the PFLT Investment Adviser, the respective independent valuation firms and the audit committee.

PFLT’s board of directors generally uses market quotations to assess the value of PFLT’s investments for which market quotations are readily available. PFLT obtains these market values from independent pricing services or at the bid prices obtained from at least two brokers/dealers, if available, or otherwise from a principal market maker or a primary market dealer. The PFLT Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Fair value, as defined under ASC 820, is the price that PFLT would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of PFLT. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to PFLT on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by PFLT at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on PFLT’s own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of PFLT’s investments and the Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than PFLT’s valuation and those differences may be material. A review of fair value hierarchy classifications is conducted on a quarterly basis.

In addition to using the above inputs in cash equivalents, investments and the Credit Facility valuations, PFLT employs the valuation policy approved by its board of directors that is consistent with ASC 820. Consistent with its valuation policy, PFLT evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value.

The carrying value of PFLT’s consolidated financial liabilities approximates fair value. PFLT adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to the Credit Facility. PFLT elected to use the fair value option for the Credit Facility to align the measurement attributes of both its assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, PFLT incurred no expenses relating to amendment fees on the Credit Facility for both the three and six months ended March 31, 2015. For the same periods in the prior year, PFLT incurred expenses of zero and $0.7 million, respectively. PFLT incurred expenses of $0.7 million, $0.4 million and $0.3 million, relating to amendment fees on the Credit Facility during the years ended September 30, 2014, 2013 and 2012, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility are reported in PFLT’s Consolidated Statements of Operations. PFLT elected not to apply ASC 825-10 to any other financial assets or liabilities. For the three and six months ended March 31, 2015, the Credit Facility had a net change in unrealized appreciation of $0.2 million and $0.3 million, respectively. For each of the three and six months ended March 31, 2014, the Credit Facility had a net change in unrealized appreciation of zero. As of March 31, 2015 and September 30, 2014, the net unrealized appreciation on the Credit Facility totaled $0.3 million and $0.5, respectively. For the fiscal years ended September 30, 2014, 2013 and 2012, the Credit Facility had a net change in unrealized (appreciation) depreciation of $(0.5) million, $(0.4) million and $0.4 million, respectively. PFLT uses a nationally recognized independent valuation service to measure the fair value of the Credit Facility in a manner consistent with the valuation process that the board of directors uses to value its investments.

Revenue Recognition

PFLT records interest income on an accrual basis to the extent that it expects to collect such amounts. For loans and debt investments with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, PFLT will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectible. PFLT does not accrue as a receivable interest on loans and debt investments if it has a reason to doubt its ability to collect such interest. Loan origination fees, OID and market discount or premium and deferred financing costs are capitalized, on liabilities which PFLT does not fair value, and then accreted or amortized using the effective interest method. PFLT records prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that PFLT expects to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

PFLT measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair value of PFLT’s portfolio investment and Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest or PIK

PFLT has investments in its portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. For PFLT to maintain its status as a RIC, substantially all of this income must be paid out to stockholders in the form of distributions, even though it may not collect any cash with respect to interest on PIK securities.

Federal Income Taxes

PFLT has elected to be taxed, and intends to qualify annually to maintain its election to be taxed, as a RIC under Subchapter M of the Code. To maintain its RIC tax election, PFLT must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements. PFLT also must annually distribute an amount generally at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although not required for PFLT to maintain its RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, PFLT must distribute in respect of each calendar year an amount generally at least equal to the sum of (1) 98% of its net ordinary income for the calendar year, (2) 98.2% of the sum of its net capital gain income (i.e., the excess, if any, of capital gains over capital losses) for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus net capital gain income for preceding years that were not distributed during such calendar years and on which PFLT paid no U.S. federal income tax. In addition, although PFLT may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, it has retained and may continue to retain such net capital gains or net ordinary income to provide itself with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Results of Operations

Set forth below are the results of operations for the three and six months ended March 31, 2015 and 2014.

Investment Income

Investment income for the three and six months ended March 31, 2015 was $8.0 million and $15.5 million, respectively, and was attributable to $6.2 million and $12.0 million from senior secured loans and $1.8 million and $3.5 million from second lien secured debt and subordinated debt. This compares to investment income for the three and six months ended March 31, 2014, which was $7.6 million and $14.5 million, respectively, and was attributable to $6.3 million and $11.8 million from senior secured loans and $1.3 million and $2.7 million from second lien secured debt and subordinated debt. The increase in investment income compared to the same periods over the prior year was primarily due to a higher yielding portfolio.

Expenses

Expenses for the three and six months ended March 31, 2015 totaled $3.5 million and $5.5 million, respectively. Base management fee for the same periods totaled $0.9 million and $1.7 million, incentive fee totaled $1.3 million (including zero on net realized gains and $0.3 million on net unrealized gains accrued but not payable) and $1.0 million (including $(0.4) million on net realized gains and $(0.3) million on net unrealized gains accrued but not payable), Credit Facility expenses totaled $0.8 million and $1.7 million, general and administrative expenses totaled $0.4 million and $0.9 million and excise taxes were $0.1 million and $0.2 million, respectively. This compares to expenses for the three and six months ended March 31, 2014, which totaled $3.9 million and $7.5 million, respectively. Base management fee for the same periods totaled $1.0 million and $1.8 million, incentive fee totaled $1.4 million (including $0.3 million on net realized gains and $0.4 million on net unrealized gains accrued but not payable) and $2.1 million (including $0.7 million on net realized gains and $0.6 million on net unrealized gains accrued but not payable), Credit Facility expenses totaled $1.0 million and $2.4 million (including $0.7 million of Credit Facility amendment expenses), general and administrative expenses totaled $0.4 million and $1.0 million and excise taxes were $0.1 million and $0.2 million, respectively. The decrease in expenses compared to the same periods in the prior year was primarily due to a reduction in the accrual of incentive fees on realized and unrealized gains on the portfolio and the absence of Credit Facility amendment fees in the current period.

Net Investment Income

Net investment income totaled $4.5 million and $9.9 million, or $0.30 and $0.67 per share, for the three and six months ended March 31, 2015, respectively. Net investment income totaled $3.7 million and $7.0 million, or $0.25 and $0.47 per share, for the three and six months ended March 31, 2014, respectively. The increase in net investment income compared to the same periods in the prior year was due to a higher yielding portfolio, reduction in incentive fees on net realized and net unrealized gains on the portfolio and the absence of amendment fees in the current period on the Credit Facility.

Net Realized Gains or Losses

Sales and repayments of investments for the three and six months ended March 31, 2015 totaled $48.0 million and $92.9 million and net realized gains totaled $0.6 million and $0.4 million, respectively. Sales and repayments of investments totaled $35.7 million and $91.2 million and realized gains totaled $0.5 million and $1.1 million for the three and six months ended March 31, 2014, respectively. The change in realized gains compared to the same periods in the prior year was primarily driven by changes in market conditions for PFLT’s investments.

Unrealized Appreciation or Depreciation on Investments and Credit Facility

For the three and six months ended March 31, 2015, PFLT reported net unrealized appreciation (depreciation) on investments of $0.9 million and $(4.0) million, respectively. For the three and six months ended March 31, 2014, PFLT reported net unrealized appreciation on investments of $3.0 million and $5.3 million, respectively. As of March 31, 2015 and September 30, 2014, net unrealized (depreciation) appreciation on investments totaled $(4.0) million and $0.1 million, respectively. The change in net unrealized appreciation (depreciation) compared to the same periods in the prior year was primarily the result of the overall variation in the leveraged finance markets.

For the three and six months ended March 31, 2015, the Credit Facility had an unrealized appreciation of $0.2 million and $0.3 million, respectively. For each of the three and six months ended March 31, 2014, the Credit Facility had an unrealized appreciation of zero. As of March 31, 2015 and September 30, 2014, net unrealized appreciation on the Credit Facility totaled $0.3 million and $0.5 million, respectively. The change in net unrealized appreciation compared to the same period in the prior year was primarily due to changes in the capital markets.

Net Change in Net Assets Resulting from Operations

Net change in net assets resulting from operations totaled $6.1 million and $6.6 million, or $0.41 and $0.44 per share, respectively, for the three and six months ended March 31, 2015. This compares to a net change in net assets resulting from operations which totaled $7.2 million and $13.3 million, or $0.49 and $0.89 per share, respectively, for the three and six months ended March 31, 2014. The decrease in the net change in nets assets from operations compared to the same period in the prior year is due to lower net realized and unrealized gains partially offset by higher net investment income.

Results of Operations

Set forth below are the results of operations for the years ended September 30, 2014, 2013 and 2012.

Investment Income

Investment income for the year ended September 30, 2014 was $30.4 million and was attributable to $24.5 million from senior secured loans, $4.2 million from second lien secured debt and $1.7 million from subordinated debt. The increase in investment income over the prior year is primarily due to the growth of PFLT’s portfolio.

Investment income for the year ended September 30, 2013 was $18.9 million and was attributable to $16.0 million from senior secured loans, $1.6 million from second lien secured debt and $1.3 million from subordinated debt. The increase in investment income over the prior year is primarily the result of deploying PFLT’s proceeds from its equity offerings and increased borrowings under the Credit Facility.

Investment income for the year ended September 30, 2012 was $12.1 million and was attributable to $9.9 million from senior secured loans, $1.0 million from second lien secured debt and $1.2 million from subordinated debt. The increase in interest income over the prior year was due to both a full year of operation and the increased size of PFLT’s portfolio.

Expenses

Expenses for the year ended September 30, 2014 totaled $13.7 million. Base management fee for the same period totaled $3.7 million, incentive fee totaled $3.5 million (including $0.1 million on net unrealized gains accrued but not payable), Credit Facility expenses totaled $4.2 million (including $0.7 million of Credit Facility amendment expenses), general and administrative expenses totaled $1.8 million and excise taxes were $0.5 million. The increase in base management fee, incentive fee and Credit Facility expenses was due to the growth of PFLT’s portfolio and expanding PFLT’s borrowing capacity under the Credit Facility.

Expenses for the year ended September 30, 2013 totaled $8.3 million. Base management fee for the same period totaled $2.2 million, incentive fee totaled $1.9 million, Credit Facility expenses totaled $2.3 million (including $0.4 million of Credit Facility amendment expenses), general and administrative expenses totaled $1.8 million and excise taxes were $0.1 million. The increase in expenses was due to the growth of PFLT’s portfolio and expanding PFLT’s borrowing capacity under the Credit Facility.

Expenses for the year ended September 30, 2012 totaled $5.8 million. Base management fee for the same period totaled $1.5 million, incentive fee totaled $0.6 million, Credit Facility expenses totaled $1.8 million (including $0.3 million of Credit Facility amendment expenses) and general and administrative expenses totaled $1.9 million. PFLT expects the Credit Facility expenses and management fee to continue to increase as a result of growth in its portfolio. Additionally, general and administrative costs increased over the prior year due to a full year of operation.

Net Investment Income

Net investment income totaled $16.6 million or $1.12 per share, $10.5 million or $1.10 per share and $6.3 million or $0.92 per share, for the fiscal years ended September 30, 2014, 2013 and 2012, respectively. The increase in net investment income was due to a larger portfolio, which was partially offset by Credit Facility amendment costs.

Net Realized Gains or Losses

Sales and repayments of investments for the years ended September 30, 2014, 2013 and 2012 totaled $225.6 million, $174.9 million and $71.3 million, respectively. Net realized gains totaled $2.9 million, $3.6 million and $0.9 million for the same periods, respectively. The decrease in realized gains over the prior year was driven by changes in market conditions of PFLT’s investments.

Unrealized Appreciation or Depreciation on Investments and Credit Facility

For the years ended September 30, 2014, 2013 and 2012, PFLT reported unrealized appreciation (depreciation) on investments of $1.6 million, $(1.7) million and $4.4 million, respectively. As of September 30, 2014 and 2013, net unrealized appreciation (depreciation) on investments totaled $0.1 million and $(1.5) million, respectively. The change compared to prior year was the result of the overall variation in the leveraged finance markets.

For the years ended September 30, 2014, 2013 and 2012, the Credit Facility had a change in unrealized (appreciation) depreciation of $(0.5) million, $(0.4) million and $0.4 million, respectively. As of September 30, 2014 and 2013, net unrealized appreciation on the Credit Facility totaled $0.5 million and zero, respectively. The change compared to prior year was due to changes in the capital markets.

Net Change in Net Assets Resulting from Operations

Net change in net assets resulting from operations totaled $20.5 million or $1.38 per share, $12.0 million or $1.25 per share and $12.0 million or $1.75 per share, for the fiscal years ended September 30, 2014, 2013 and 2012, respectively. PFLT found attractive investment opportunities to grow net assets from operations.

Liquidity and Capital Resources

PFLT’s liquidity and capital resources are derived from public offerings, the Credit Facility, cash flows from operations, including investment sales and repayments, and income earned. PFLT’s primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses it incurs. PFLT has used, and expect to continue to use, the Credit Facility, the rotation of its portfolio and proceeds from public and private offerings of securities to finance its investment objectives.

Funding I’s Credit Facility with the Lenders, is $200 million, subject to satisfaction of certain conditions and the regulatory restrictions that the 1940 Act imposes on PFLT as a BDC, has an interest rate spread above LIBOR of 200 basis points, a maturity date of May 2018 and a revolving period that ends in May 2016. As of March 31, 2015 and September 30, 2014, Funding I had $117.3 million and $146.4 million of outstanding borrowings under the Credit Facility, respectively, and carried an interest rate of 2.18% and 2.16%, respectively, excluding the 0.50% and 0.375% undrawn commitment fee, respectively. The annualized weighted average cost of debt for the six months ended March 31, 2015 and 2014, inclusive of the fee on the undrawn commitment on the Credit Facility but excluding amendment costs, was 2.46% and 2.39%, respectively. As of March 31, 2015 and September 30, 2014, PFLT had $82.7 million and $53.6 million of unused borrowing capacity, respectively, subject to the regulatory restrictions that the 1940 Act imposes on it as a BDC. As of September 30, 2014 and 2013, Funding I had $146.4 million and $99.6 million of outstanding borrowings under the Credit Facility, respectively, and carried an interest rate of 2.16% and 2.18%, respectively, excluding the 0.375% undrawn commitment fee. The weighted average cost of debt for the years ended September 30, 2014, 2013 and 2012, inclusive of the fee on the undrawn commitment on the Credit Facility but excluding amendment costs, was 2.35%, 2.59% and 3.21%, respectively. As of September 30, 2014 and 2013, PFLT had $53.6 million and $25.4 million of unused borrowing capacity, respectively, subject to the regulatory restrictions that the 1940 Act imposes on it as a BDC.

During the revolving period, the Credit Facility bears interest at LIBOR plus 200 basis points and, after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years, maturing in May

2018. The Credit Facility is secured by all of the assets of Funding I. Both PFLT and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility contains covenants, including but not limited to, restrictions of loan size, industry requirements, average life of loans, geographic and individual portfolio concentrations, minimum portfolio yield and loan payment frequency. Additionally, the Credit Facility requires the maintenance of a minimum equity investment in Funding I and income ratio as well as restrictions on certain payments and issuance of debt. For instance, PFLT must maintain at least $25 million in equity and must maintain an interest coverage ratio of at least 125%. The Credit Facility compliance reporting is prepared on a basis of accounting other than GAAP. As of March 31, 2015 and September 30, 2014, PFLT was in compliance with the covenants relating to the Credit Facility.

PFLT owns 100% of the equity interest in Funding I and will treat the indebtedness of Funding I as part of its leverage. In accordance with the 1940 Act, with certain limited exceptions, PFLT is only allowed to borrow amounts such that it is in compliance with the asset coverage ratio after such borrowing. The PFLT Investment Adviser serves as collateral manager to Funding I under the Credit Facility.

PFLT’s interest in Funding I (other than the management fee) is subordinate in priority of payment to every other obligation of Funding I and is subject to certain payment restrictions set forth in the Credit Facility. PFLT may receive cash distributions on its equity interests in Funding I only after it has made (1) all required cash interest and, if applicable, principal payments to the Lenders, (2) required administrative expenses and (3) claims of other unsecured creditors of Funding I. PFLT cannot assure you that there will be sufficient funds available to make any distributions to it or that such distributions will meet its expectations from Funding I. The PFLT Investment Adviser has irrevocably directed that the management fee owed with respect to such services is to be paid to PFLT so long as PFLT Investment Adviser remains the collateral manager.

PFLT may raise equity or debt capital through both registered offerings and private offerings of securities and by securitizing a portion of its investments among other considerations. Furthermore, the Credit Facility availability depends on various covenants and restrictions as discussed in the preceding paragraphs. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to PFLT’s stockholders or for other general corporate purposes.

On March 31, 2015 and September 30, 2014, PFLT had cash equivalents of $9.8 million and $13.1 million, respectively, available for investing and general corporate purposes. PFLT believes its liquidity and capital resources are sufficient to take advantage of market opportunities.

PFLT’s operating activities provided cash of $33.9 million for the six months ended March 31, 2015, and its financing activities used cash of $37.1 million for the same period. PFLT’s operating activities used cash primarily for its investment activities and its financing activities provided cash primarily from net draws under the Credit Facility.

PFLT’s operating activities used cash of $65.1 million for the six months ended March 31, 2014, and its financing activities provided cash of $65.6 million for the same period. PFLT’s operating activities used cash primarily for its investment activities and its financing activities provided cash primarily from net draws under the Credit Facility.

On September 30, 2014 and September 30, 2013, PFLT had cash equivalents of $13.1 million and $4.6 million, respectively, available for investing and general corporate purposes. PFLT believes its liquidity and capital resources are sufficient to take advantage of market opportunities.

PFLT’s operating activities used cash of $22.3 million for the year ended September 30, 2014, and its financing activities provided cash of $30.8 million for the same period. PFLT’s operating activities used cash primarily for its investment activities and its financing activities provided cash primarily from net draws under the Credit Facility.

PFLT’s operating activities used cash of $124.4 million for the year ended September 30, 2013, and its financing activities provided cash of $125.1 million for the same period. PFLT’s operating activities used cash primarily for net investing that was provided from public offerings and net draws under the Credit Facility.

PFLT’s operating activities used cash of $47.8 million for the year ended September 30, 2012, and its financing activities provided cash of $44.7 million for the same period. PFLT’s operating activities used cash primarily for net investing that was provided from net draws under the Credit Facility.

In 2013, PFLT completed follow-on public offerings of 8,038,700 shares of PFLT Common Stock for gross proceeds of $113.4 million and net proceeds of $112.3 million after offering expenses. PFLT Investment Adviser paid an aggregate of $2.9 million of the sales load associated with these offerings.

Contractual Obligations

A summary of PFLT’s significant contractual payment obligations as of March 31, 2015, including borrowings under the Credit Facility and other contractual obligations, is as follows:

	Payments due by period (millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility	$117.3	$—	$—	$117.3	$—
Unfunded investments (1)	4.0	—	—	4.0	—

Total contractual obligations	$121.3	$—	$—	$121.3	$—

(1)	Unfunded investments are disclosed in the Consolidated Schedule of Investments.

PFLT has entered into certain contracts under which it has material future commitments. Under the PFLT Investment Management Agreement, which was reapproved by PFLT’s board of directors, including a majority of directors who are not interested persons of PFLT or the PFLT Investment Adviser, in February 2015, the PFLT Investment Adviser serves as PFLT’s investment adviser. Payments under the PFLT Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of PFLT’s gross assets and (2) an incentive fee based on PFLT’s performance.

Under the Administration Agreement, which was reapproved by PFLT’s board of directors, including a majority of the directors who are not interested persons of PFLT, in February 2015, PFLT Administrator furnishes PFLT with office facilities and administrative services necessary to conduct its day-to-day operations. If requested to provide managerial assistance to PFLT’s portfolio companies, PFLT or PFLT Administrator will be paid an additional amount based on the services provided. Payment under the Administration Agreement is based upon PFLT’s allocable portion of the PFLT Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and PFLT’s allocable portion of the costs of its Chief Compliance Officer, Chief Financial Officer and their respective staffs.

If any of the contractual obligations discussed above are terminated, PFLT’s costs under new agreements that it enters into may increase. In addition, PFLT will likely incur significant time and expense in locating alternative parties to provide the services it expects to receive under the PFLT Investment Management Agreement and the Administration Agreement. Any new investment management agreement would also be subject to approval by PFLT’s stockholders.

Off-Balance Sheet Arrangements

PFLT currently engages in no off-balance sheet arrangements other than funding requirements for the unfunded investments described above.

Distributions

In order to qualify as a RIC and to not be subject to corporate-level tax on income, PFLT is required, under Subchapter M of the Code, to annually distribute at least 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although not required for PFLT to maintain its RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, PFLT must distribute in respect of each calendar year an amount generally at least equal to the sum of (1) 98% of its net ordinary income for the calendar year, (2) 98.2% of its capital gain net income (i.e., the excess, if any, of capital gains over capital losses) for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gain net income for preceding years that were not distributed during such calendar years and on which PFLT paid no U.S. federal income tax. In addition, although PFLT may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, it has retained and may continue to retain such net capital gains or net ordinary income to provide itself with additional liquidity.

During the three and six months ended March 31, 2015, PFLT declared distributions of $0.275 and $0.545 per share, respectively, for total distributions of $4.1 million and $8.1 million, respectively. For the same periods in the prior year, PFLT declared distributions of $0.270 and $0.540 per share, respectively, for total distributions of $4.0 million and $8.0 million, respectively. During the years ended September 30, 2014, 2013 and 2012, PFLT declared distributions of $1.08, $1.03 and $0.91 per share, respectively, for total distributions of $16.1 million, $10.0 million and $6.2 million, respectively. PFLT monitors available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent PFLT’s taxable earnings fall below the total amount of its distributions for any given fiscal year, a portion of those distributions may be deemed to be a tax return of capital to holders of PFLT Common Stock. Tax characteristics of distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in PFLT’s periodic reports filed with the SEC.

PFLT intends to continue to make monthly distributions to its stockholders. PFLT’s monthly distributions, if any, are determined by its board of directors quarterly.

PFLT maintains an “opt out” dividend reinvestment plan for its stockholders. As a result, if PFLT declares a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of PFLT Common Stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

PFLT may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, PFLT may be limited in its ability to make distributions due to the asset coverage test for borrowings applicable to it as a BDC under the 1940 Act and due to provisions in future credit facilities. If PFLT does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of RIC status. PFLT cannot assure stockholders that they will receive any distributions at a particular level.

PFLT may distribute PFLT Common Stock as a dividend of its taxable income and a stockholder could receive a portion of the dividends declared and distributed by PFLT in shares of PFLT Common Stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income equal to the fair market value of the stock paid by PFLT plus cash received with respect to such dividend. PFLT has not elected to distribute stock as a dividend but reserve the right to do so.

Quantitative And Qualitative Disclosures About Market Risk

PFLT is subject to financial market risks, including changes in interest rates. As of March 31, 2015, PFLT’s debt portfolio consisted of 95% variable-rate investments (including 91% with a LIBOR or prime floor) and 5% fixed-rate investments. The variable-rate loans are usually based on a LIBOR rate and typically have durations of three months, after which they reset to current market interest rates. Variable-rate investments subject to a floor generally reset by reference to the current market index after one to nine months only if the index exceeds the floor. In regards to variable-rate instruments with a floor, PFLT does not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. In contrast, PFLT’s cost of funds, to the extent it is not fixed, will fluctuate with changes in interest rates.

Assuming that the most recent statement of assets and liabilities was to remain constant, and no actions were taken to alter the existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates:

Change In Interest Rates	Change In Interest Income, Net Of Interest Expense (in thousands)	Per Share
Up 1%	$(975)	$(0.07)
Up 2%	$1,096	$0.07
Up 3%	$3,166	$0.21
Up 4%	$5,236	$0.35

Although management believes that this measure is indicative of PFLT’s sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the Consolidated Statements of Assets and Liabilities and other business developments that could affect net increase in net assets resulting from operations or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from those shown above.

Because PFLT borrows money to make investments, its net investment income is dependent upon the difference between the rate at which it borrows funds and the rate at which it invests these funds, as well as its level of leverage. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on PFLT’s net investment income or net assets.

PFLT may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate PFLT against adverse changes in interest rates, they may also limit its ability to participate in the benefits of lower interest rates with respect to its portfolio of investments with fixed interest rates. During the three months ended March 31, 2015, PFLT did not engage in interest rate hedging activities.

SENIOR SECURITIES OF PFLT

Information about PFLT’s senior securities shown in the following table as of September 30, 2014, 2013, 2012 and 2011 is from its Consolidated Financial Statements which have been audited by an independent registered public accounting firm for those periods. Information as of March 31, 2015 is from PFLT’s quarterly unaudited financial statements. This information about PFLT’s senior securities should be read in conjunction with its Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

Class and Year	Total Amount Outstanding (1)	Asset Coverage per Unit (2) (unaudited)	Average Market Value Per Unit (3)
Credit Facility
Fiscal 2015 (as of March 31, 2015) (4)	$117,300	$2,811	N/A
Fiscal 2014	$146,400	$2,460	N/A
Fiscal 2013	$99,600	$3,109	N/A
Fiscal 2012	$75,500	$2,275	N/A
Fiscal 2011	$24,650	$4,735	N/A

(1)	Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as PFLT’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	Not applicable, as senior securities are not registered for public trading.
(4)	Unaudited.

PORTFOLIO COMPANIES OF PFLT

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which PFLT had an investment at March 31, 2015. Percentages shown for class of investment securities held by PFLT represent percentage of voting ownership and not economic ownership. Percentages shown for equity securities, other than warrants or options held, if any, represent the actual percentage of the class of security held before dilution. For additional information see PFLT’s “Consolidated Schedule of Investments (Unaudited)” in PFLT’s March 31, 2015 Consolidated Financial Statements included elsewhere in this joint proxy statement and prospectus.

The portfolio companies are presented in three categories: “Companies less than 5% owned” which represent portfolio companies where PFLT directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where PFLT has no other affiliations with such portfolio company; “Companies 5% to 24% owned” which represent portfolio companies where PFLT directly or indirectly owns 5% or more but less than 25% of the outstanding voting securities of such portfolio company or where PFLT holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “Companies 25% or more owned” which represent portfolio companies where PFLT directly or indirectly owns 25% or more of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by PFLT under the 1940 Act. PFLT makes available significant managerial assistance to its portfolio companies. Certain assets are pledged as collateral under the Credit Facility as disclosed in its Consolidated Schedule of Investments. Unless otherwise noted, PFLT held no voting board membership on any of its portfolio companies.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)
Companies less than 5% owned

Affinion Group Holdings, Inc. (Affinion Investments LLC) 100 Connecticut Avenue Norwalk, CT 06850	Consumer Goods: Durable	Subordinated Debt Warrants	—

AKA Diversified Holdings, Inc. (A2Z Wireless Holdings, Inc.) 775 Prairie Center Drive, Ste. 420 Eden Prairie, MN 55344	Retail	First Lien Secured Debt Common Equity	0.4%

ALG USA Holdings, LLC 7 Campus Boulevard Newtown Square, PA 19073	Hotel, Gaming and Leisure	First Lien Secured Debt	—

American Gilsonite Company 1717 St. James Place Houston, TX 77056	Metals and Mining	Second Lien Secured Debt	—

Ancile Solutions, Inc. 6085 Marshalee Drive Elkridge, MD 21075	High Tech Industries	First Lien Secured Debt	—

AP Gaming I, LLC 6680 Amelia Earhart Court Las Vegas, NV 89119	Hotel, Gaming and Leisure	First Lien Secured Debt	—

ARC Automotive Group, Inc. 1729 Midpark Road, Ste. 100 Knoxville, TN 37921	Automotive	First Lien Secured Debt	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)
Ascend Learning, LLC 5 Wall Street Burlington, MA 01803	Media: Broadcasting and Subscription	First Lien Secured Debt	—

Aspen Dental Management, Inc. 281 Sanders Creek Parkway East Syracuse, NY 13057	Consumer Services	First Lien Secured Debt	—

Azure Midstream Energy LLC 1250 Wood Bridge Branch Park Dr., Ste. 100 Houston, TX 77079	Energy: Oil and Gas	First Lien Secured Debt	—

Blue Bird Body Company 402 Blue Bird Boulevard Fort Valley, GA 31030	Automotive	First Lien Secured Debt	—

Bowlmor AMF, Corp. 222 W. 44th St. New York, NY 10036	Retail	First Lien Secured Debt	—

Cannery Casino Resorts, LLC 2121 E Craig Road North Las Vegas, NV 89030	Hotel, Gaming and Leisure	Second Lien Secured Debt	—

Carolina Beverage Group, LLC 110 Barley Park Lane Mooresville, NC 28115	Beverage, Food and Tobacco	Second Lien Secured Debt	—

CBAC Borrower, LLC One Caesars Palace Drive Las Vegas, NV 89109	Hotel, Gaming and Leisure	First Lien Secured Debt	—

Charming Charlie LLC 5999 Savoy Drive, Houston, TX 77036	Retail	First Lien Secured Debt	—

Chicken Soup for the Soul Publishing, LLC 21 Hedgerow Lane Greenwich, CT 06831	Media: Advertising, Printing and Publishing	First Lien Secured Debt	—

Creative Circle, LLC 5900 Wilshire Boulevard Los Angeles, CA 90036	Media: Advertising, Printing and Publishing	First Lien Secured Debt	—

Credit Infonet, Inc. 4540 Honeywell Court Dayton, OH 45424	High Tech Industries	Subordinated Debt	—

CRGT Inc. 11921 Freedom Drive, Ste. 1000 Reston, VA 20190	High Tech Industries	First Lien Secured Debt	—

Curo Health Services Holdings, Inc. 491 Williamson Road, Ste. 204 Mooresville, NC 28117	Healthcare and Pharmaceuticals	First Lien Secured Debt	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)
DCS Business Services, Inc. 333 North Canyon Parkway, Ste. 100 Livermore, CA 94551	Business Services	First Lien Secured Debt	—

DISA Global Solutions, Inc. 12600 Northborough Drive, Ste. 300 Houston, TX 77067	Business Services	First Lien Secured Debt	—

Edmentum, Inc. 5600 West 83rd Street, Ste. 300, 8200 Tower Bloomington, MN 55437	Media: Broadcasting and Subscription	First Lien Secured Debt	—

eResearchTechnology, Inc. 1818 Market Street Philadelphia, PA 19103	Healthcare and Pharmaceuticals	First Lien Secured Debt	—

GlobalLogic Holdings, Inc. 1741 Technology Drive, 4th Floor San Jose, CA 95110	High Tech Industries	First Lien Secured Debt	—

Granite Broadcasting Corporation 767 Third Avenue, 34th Floor New York, NY 10017	Media: Broadcasting and Subscription	First Lien Secured Debt	—

Greenway Health, LLC 100 Greenway Blvd. Carrollton, GA 30117	High Tech Industries	First Lien Secured Debt	—

Help/Systems Holdings, Inc. 6455 City West Parkway Eden Prairie, MN 55344	High Tech Industries	First Lien Secured Debt	—

Hollander Sleep Products, LLC 6501 Congress Avenue, Ste. 300 Boca Raton, FL 33487	Consumer Goods: Non- Durable	First Lien Secured Debt	—

Hostway Corporation 100 N Riverside, Ste. 800 Chicago, IL 60606	High Tech Industries	First Lien Secured Debt	—

Howard Berger Co. LLC 324 Half Acre Road #A Cranbury, NJ 08512	Wholesale	Second Lien Secured Debt	—

Hunter Defense Technologies, Inc. 30500 Aurora Road, Ste. 100 Solon, OH 44139	Aerospace and Defense	First Lien Secured Debt	—

ICC-Nexenergy, Inc. 4 Westbrook Corporate Center, Ste. 900 Westchester, IL 60154	Consumer Goods: Durable	First Lien Secured Debt	—

Icynene U.S. Acquisition Corp.(2) 6747 Campobello Road Mississauga ON L5N2L7 Canada	Construction and Building	First Lien Secured Debt	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)
IDQ Holdings, Inc. 2901 West Kingsley Road Garland, TX 75041	Automotive	First Lien Secured Debt	—

iEnergizer Limited and Aptara, Inc. (2) Mont Crevelt House, Bulwer Avenue St. Sampson, Guernsey GY2 4LH	Business Services	First Lien Secured Debt	—

Instant Web, LLC 7951 Powers Boulevard Chanhassen, MN 55317	Media: Advertising, Printing and Publishing	First Lien Secured Debt	—

J.A. Cosmetics Holdings, Inc. (J.A. Cosmetics US, Inc.) 345 California Street, Ste. 3300 San Francisco, CA 94104	Consumer Goods: Durable	Second Lien Secured Debt Preferred Equity Common Equity	0.3%

Jackson Hewitt Tax Service Inc. 3 Sylvan Way Parsippany, NJ 07054	Consumer Services	First Lien Secured Debt	—

K2 Pure Solutions NoCal, L.P. 3515 Massillion Road, Ste. 290 Uniontown, OH 44685	Chemicals, Plastics and Rubber	First Lien Secured Debt	—

Language Line, LLC 1 Lower Ragsdale Drive, Building 2 Monterey CA, 93940	Consumer Services	Second Lien Secured Debt	—

Lanyon Solutions, Inc. 10182 Telesis Court San Diego, CA 92121	High Tech Industries	First Lien Secured Debt	—

LifeCare Holdings LLC 5340 Legacy Drive Ste. 150, Building 4 Plano, TX 75024	Healthcare and Pharmaceuticals	First Lien Secured Debt	—

Meritas Schools Holdings, LLC 630 Dundee Road, Ste. 400 Northbrook, IL 60062	Consumer Services	First Lien Secured Debt	—

New Trident HoldCorp, Inc. 930 Ridgebrook Road, 3rd Floor Sparks, MD 21152	Healthcare and Pharmaceuticals	First Lien Secured Debt	—

Novitex Acquisition, LLC 1 Elmcroft Road Stamford, CT 06926	Business Services	Second Lien Secured Debt	—

Patriot National, Inc. 401 E. Las Olas Blvd., Ste. 1650 Fort Lauderdale, FL 33301	Banking, Finance, Insurance and Real Estate	Warrants	—

Penton Media, Inc. 249 W. 17th Street, 4th Floor New York, NY 10011	Media: Diversified and Production	Second Lien Secured Debt	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)
Polyconcept Finance B.V. 400 Hunt Valley Road New Kensington, PA 15068	Consumer Goods: Non- Durable	First Lien Secured Debt	—

Premier Dental Services, Inc. 530 S Main Street, 6th Floor Orange, CA 92868	Consumer Services	First Lien Secured Debt	—

Quality Home Brands Holdings LLC 7400 Linder Avenue Skokie, IL 60077	Consumer Goods: Durable	First Lien Secured Debt	—

Research Now Group, Inc. 5800 Tennyson Parkway, Ste. 600 Plano, TX 75024	High Tech Industries	First Lien Secured Debt	—

Robertshaw US Holding Corp. 191 East North Avenue Carol Stream, IL 60188	Consumer Goods: Durable	First Lien Secured Debt	—

SCE Partners, LLC c/o WG-Iowa, LLC 3883 Howard Hughes Parkway, Ste. 800 Las Vegas, NV 89169	Hotel, Gaming and Leisure	First Lien Secured Debt	—

Sotera Defense Solutions, Inc. 2121 Cooperative Way, Ste. 400 Herndon, VA 20171	Aerospace and Defense	First Lien Secured Debt	—

St. George’s University Scholastic Services LLC (2) 3500 Sunrise Highway, Bldg. 300 Great River, NY 11739	Consumer Services	First Lien Secured Debt	—

Sunshine Oilsands Ltd. (2) 1020, 903—8 Avenue S.W. Calgary, Alberta, Canada T2P 0P7	Energy: Oil and Gas	Second Lien Secured Debt	—

Surgical Specialties Corporation (US), Inc. 355 Burrand Street, Ste. 1100 Vancouver, British Columbia, Canada V6C 2G8	Healthcare and Pharmaceuticals	First Lien Secured Debt	—

Survey Sampling International, LLC 6 Research Drive Shelton, CT 06484	Business Services	First Lien Secured Debt	—

Systems Maintenance Services Holding, Inc. 10420 Harris Oaks Blvd, Ste. C Charlotte, NC 28269	High Tech Industries	First Lien Secured Debt	—

Tensar Corporation 2500 Northwinds Parkway, Ste. 500 Alpharetta, GA 30009	Construction and Buildings	First Lien Secured Debt	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)
Therakos, Inc. 1001 US Route 202 Raritan, NJ 08869	Healthcare and Pharmaceuticals	First Lien Secured Debt	—

TOMS Shoes, LLC 5404 Jandy Place Los Angeles, CA 90066	Consumer Goods: Non- Durable	First Lien Secured Debt	—

U.S. Farathane, LLC 2700 High Meadow Circle Auburn Hills, MI 48326	Business Services	First Lien Secured Debt	—

UniTek Global Services, Inc. 1777 Sentry Parkway West Gwynedd Hall, Ste. 202 Blue Bell, PA 19422	Telecommunications	First Lien Secured Debt Subordinated Debt Common Equity Preferred Equity	1.5%

Vestcom Parent Holdings, Inc. 7302 Kanis Road Little Rock, AR 72204	Media: Advertising, Printing and Publishing	Common Equity	0.2%

Virtual Radiologic Corporation 11995 Singletree Lane, Ste. 500 Eden Prairie, MN 55344	Business Services	First Lien Secured Debt	—

Wilton Brands, LLC 2240 W. 75th Street Woodridge, IL 60517	Consumer Goods: Non- Durable	First Lien Secured Debt	—

Worley Claims Services, LLC P.O. Box 249 Hammond, LA 70404	Banking, Finance, Insurance and Real Estate	First Lien Secured Debt	—

YP LLC 2247 Northlake Parkway Tucker, GA 30084	Media: Advertising, Printing and Publishing	First Lien Secured Debt	—

(1)	Voting ownership percentage refers only to common equity, preferred equity and warrants held, if any, where PFLT has voting rights.
(2)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, PFLT may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of PFLT’s total assets.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries:

Industry Classification	March 31, 2015	September 30, 2014
High Tech Industries	13%	14%
Business Services	11	8
Healthcare and Pharmaceuticals	9	16
Consumer Services	8	8
Hotel, Gaming and Leisure	8	8
Consumer Goods: Durable	7	6
Media: Advertising, Printing and Publishing	7	7
Retail	7	7
Automotive	5	3
Aerospace and Defense	4	4
Consumer Goods: Non-Durable	4	3
Construction and Building	3	1
Energy: Oil and Gas	3	2
Wholesale	3	—
Chemicals, Plastics and Rubber	2	2
Media: Diversified and Production	2	2
Banking, Finance, Insurance and Real Estate	1	5
All Other	3	4

Total	100%	100%

MANAGEMENT OF PFLT

PFLT’s business and affairs are managed under the direction of its board of directors. The board of directors currently consists of five members, or “directors,” four of whom are not “interested persons” of PFLT as defined in Section 2(a)(19) of the 1940 Act. PFLT refers to these individuals as its Independent Directors. The board of directors elects PFLT’s officers, who serve at the discretion of the board of directors.

Board of Directors

Under PFLT’s charter, the directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors as of the date of this joint proxy statement and prospectus is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors

Adam K. Bernstein	51	Director	2010	2016

Marshall Brozost	47	Director	2010	2018

Jeffrey Flug	52	Director	2010	2016

Samuel L. Katz	49	Director	2010	2018

Interested director

Arthur H. Penn	51	Chairman of the Board and Chief Executive Officer	2010	2017

Executive Officer Who is Not a Director

The following information pertains to PFLT’s executive officer who is not a director of PFLT.

Name	Age	Position
Aviv Efrat	51	Chief Financial Officer and Treasurer

Officer Who is Not a Director

The following information pertains to the officer who is not a director of PFLT.

Name	Age	Position
Guy F. Talarico	59	Chief Compliance Officer

The executive office is located at 590 Madison Avenue, 15th Floor, New York, New York 10022.

Board of Directors’ Composition and Leadership Structure

The 1940 Act requires that at least a majority of PFLT’s directors not be “interested persons” (as defined in the 1940 Act). Currently, four of five directors are Independent Directors. The Chairman of PFLT’s board of directors is the Chief Executive Officer and therefore an interested person. The Independent Directors believe that the combined position of Chief Executive Officer and Chairman of the board of directors results in greater efficiencies in managing PFLT by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and by offering the ability to capitalize on the specialized knowledge acquired from the duties of the roles. The board of directors has not identified a lead Independent Director; however, it has determined that PFLT’s leadership structure, in which 80% of the directors are Independent Directors and, as such, are not affiliated with the PFLT Investment Adviser or PFLT Administrator, is appropriate in light of the services that the PFLT Investment Adviser and PFLT Administrator provide PFLT and the potential conflicts of interest that could arise from these relationships.

Board of Directors’ Risk Oversight Role

The board of directors performs its risk oversight function primarily through (1) its three standing committees, described more fully below, which report to the entire board of directors and are comprised solely of Independent Directors and (2) monitoring by the Chief Compliance Officer in accordance with PFLT’s compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the board of directors’ Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing PFLT’s accounting and financial reporting processes, including the annual audit of the financial statements and systems of internal controls regarding finance and accounting, pre-approving the engagement of an independent registered public accounting firm to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent registered public accounting firm. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by PFLT’s stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the directors and PFLT’s management. The Compensation Committee’s risk oversight responsibilities include determining, or recommending to the board of directors for determining, the compensation of PFLT’s chief executive officer and all other executive officers, paid directly by PFLT, if any, and assisting the board of directors with matters related to compensation, as directed by the board of directors. The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee consist solely of Independent Directors.

The board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. PFLT’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures and certain of PFLT’s service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum (1) the operation of the compliance policies and procedures and certain of PFLT’s service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee the compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

PFLT believes that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, PFLT must comply with certain regulatory requirements that controls the levels of risk in its business and operations. For example, PFLT’s ability to incur indebtedness is limited by the asset coverage ratio set forth in the 1940 Act (including any relief thereto provided by the SEC), and it generally must invest at least 70% of its total assets in “qualifying assets.” In addition, PFLT elected to be treated as a RIC under the Code. As a RIC, PFLT must, among other things, meet certain income source and asset diversification requirements.

PFLT believes that the extent of the board of directors’ and its committees’ roles in risk oversight complements the board of directors’ leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with PFLT’s independent auditors, Chief Compliance Officer and Chief Executive Officer, the Independent Directors have similarly established direct communication and oversight channels that the board of directors believes foster open communication and early detection of issues of concern.

PFLT believes that the board of directors’ role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the board of directors and its committees with respect to the oversight of risk is appropriate. However, the board of directors and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet PFLT’s needs.

Biographical Information

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board of directors to operate effectively in governing PFLT and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the board of directors. PFLT’s directors have been divided into two groups-interested directors and Independent Directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Adam K. Bernstein (51), Director. Mr. Bernstein became a Director of PFLT and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Mr. Bernstein is currently President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm which he joined in 1986. Mr. Bernstein runs a diversified company that includes a Hotel division, a Private Real Estate Investment Trust, and a structured financed group that focuses on tax credit syndication and project lending for community development projects nationwide. In 2012, Mr. Bernstein was appointed to the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania.

Marshall Brozost (47), Director. Mr. Brozost became a Director of PFLT and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Since May 2012, Mr. Brozost has been a Partner at Schulte Roth & Zabel, LLP, where he practices in the real estate and private equity groups. Prior to Schulte Roth & Zabel, Mr. Brozost practiced law at O’Melveny & Myers LLP from 2001 to 2004; Solomon & Weinberg LLP from 2004 to 2005; Dewey & LeBoeuf LLP from 2005 to 2012. Mr. Brozost also served as a Vice President of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug (52), Director. Mr. Flug became a Director of PFLT and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Since 2009, Mr. Flug has held a variety of senior positions, including, currently, President of Union Square Hospitality Group, an exclusive chain of restaurants. Since October 2012, Mr. Flug has been a director of Sears Hometown and Outlet Stores, Inc. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L. Katz (49), Director. Mr. Katz became a Director of PFLT and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Mr. Katz is the Managing Partner of TZP Group,

LLC, a private equity fund he formed in 2007. Prior to joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation, including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, Mr. Katz was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial leveraged buyouts of several hotel franchise brands which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert.

Interested Director

Arthur H. Penn (51), Founder, Chief Executive Officer and Chairman of the board of directors. Mr. Penn became the Chief Executive Officer and a Director of PFLT and PennantPark Investment Corporation at their inception in 2010 and 2007, respectively. He also founded and became Managing Member of PennantPark Investment Advisers in January 2007. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006 and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. From 1992 to 1994, Mr. Penn served as Head of High-Yield Capital Markets at Lehman Brothers.

Executive Officer and Officer who are not Directors

Aviv Efrat (51), Chief Financial Officer and Treasurer. Mr. Efrat became the Chief Financial Officer and Treasurer of PFLT and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Mr. Efrat is also a Managing Director of PennantPark Investment Administration, LLC. Mr. Efrat was a Director at BlackRock, Inc., where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies, from 1997 to 2007. From 1994 to 1997, Mr. Efrat was in the Investment Companies Business Unit at Deloitte & Touche LLP. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Guy F. Talarico (59), Chief Compliance Officer. Mr. Talarico became the Chief Compliance Officer of PFLT and PennantPark Investment Corporation in March 2011 and May 2008, respectively. Mr. Talarico has held the position of Chief Compliance Officer for a number of investment advisers, private funds and investment companies from 2004 when he founded Alaric Compliance Services, LLC.

Committees of the Board of Directors

For the fiscal year ended September 30, 2014, PFLT held five board of directors’ meetings, five Audit Committee meetings and one Nominating and Corporate Governance Committee Meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. PFLT requires each director to make a diligent effort to attend all board of directors and committee meetings, and encourage directors to attend the annual stockholders’ meeting. For the fiscal year ended September 30, 2014, all of the directors attended the annual stockholders’ meeting.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and NASDAQ corporate governance rules. Messrs. Flug and Katz serve as Co-Chairmen of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit PFLT’s accounts and records; reviewing and discussing with management and the auditors PFLT’s annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the board of directors whether the audited financial statements should be included in PFLT’s annual report on Form 10-K; reviewing and discussing with management and the auditors PFLT’s quarterly financial statements prior to the filings of PFLT’s quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; reviewing and approving all related party transactions; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding PFLT’s board of directors in fair valuing PFLT’s portfolio securities that are not publicly traded or for which current market values are not readily available. The board of directors and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. PFLT’s board of directors has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on PFLT’s website www.pennantpark.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and NASDAQ corporate governance rules. Messrs. Bernstein and Brozost serve as Co-Chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by PFLT’s stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and PFLT’s management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on PFLT’s website www.pennantpark.com.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Correspondence regarding stockholders’ recommendations for possible nominees should be sent to Thomas Friedmann, Secretary, c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a suggested nomination to PFLT for consideration, a stockholder must provide all information that would be required under the PFLT bylaws in connection with a stockholder’s nominee for director and applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each suggested director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of PFLT Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as director of the board of directors include compliance with the independence and other applicable requirements of NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in PFLT’s Nominating and Corporate Governance Committee Charter; and the ability to contribute to PFLT’s effective management, taking into account its needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which PFLT operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of PFLT and its stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board of directors’ annual-self assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the board of directors and whether the board of directors maintains satisfactory policies regarding membership selection.

Compensation Committee

The Compensation Committee is responsible for determining, or recommending to the board of directors for determining, the compensation of PFLT’s chief executive officer and all other executive officers, paid directly by PFLT, if any. The Compensation Committee also assists the board of directors with all matters related to compensation, as directed by the board of directors. The current members of the Compensation Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and NASDAQ corporate governance rules. As discussed below, none of PFLT’s executive officers is directly compensated by PFLT and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on PFLT’s website www.pennantpark.com.

Compensation of Directors and Executive Officer

The following table shows information regarding the compensation paid to PFLT’s directors for the fiscal year ended September 30, 2014. No compensation is paid directly by PFLT to any of its interested directors or executive officers.

Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of PFLT’s expense (1)	Total paid to director/ officer
Independent directors
Adam K. Bernstein	$58,750	None	$58,750
Marshall Brozost	$58,750	None	$58,750
Jeffrey Flug	$61,250	None	$61,250
Samuel L. Katz	$61,250	None	$61,250
Interested director
Arthur H. Penn	None	None	None
Executive officer
Aviv Efrat (2)	None	None	None

(1)	PFLT does not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from PFLT.
(2)	Mr. Efrat is an employee of the PFLT Administrator.

Each Independent Director receives an annual payment of $50,000 for services performed on behalf of PFLT as a director. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting and receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a board of directors meeting). In addition, each Co-Chairman of the Audit Committee receives an annual fee of $3,750 and each Co-Chairman of any other committee receives an annual fee of $1,250 for his additional services in these capacities. Also, PFLT has purchased directors’ and officers’

liability insurance on behalf of its directors and officers. Independent Directors have the option to receive their directors’ fees paid in shares of PFLT Common Stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons” (as defined in the 1940 Act). Prior to May 7, 2014, each Independent Director received $1,250 for services performed on behalf of PFLT as a director.

Portfolio Managers, or Senior Investment Professionals, Biographical Information.

The PFLT Investment Adviser has three experienced senior investment professionals in addition to Mr. Penn. These senior investment professionals of the PFLT Investment Adviser have worked together for many years, and average over 25 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, PFLT’s senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. PFLT believes this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides it with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. PFLT’s investment professionals receive no compensation from it. The compensation of these individuals is paid by the PFLT Investment Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.

Jose A. Briones joined the PFLT Investment Adviser in December 2009. Previously, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. He was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Prior to joining UBS he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

Salvatore Giannetti III joined the PFLT Investment Adviser in February 2007. Previously, Mr. Giannetti was a Partner in the private equity firm Wilton Ivy Partners since 2004. He was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. From 1997 to 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.

P. Whitridge Williams, Jr. joined the PFLT Investment Adviser in March 2007. Previously, Mr. Williams was a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Securities LLC. Mr. Williams worked at UBS and predecessor firms, including Dillon Read and Co. Inc. from 1996 to 2007. During Mr. Williams’ tenure at UBS, he spent four years as a senior member of the Telecom, Media and Technology Group.

In addition to managing PFLT’s investments, as of September 30, 2014, PFLT’s portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
PennantPark Investment Corporation	BDC	Primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and equity investments.	$1,411
Other Managed Fund	Private Investment Fund	Other credit opportunities	$46

The management and incentive fees payable by PennantPark Investment Corporation and the Other Managed Fund are based on the gross assets and performance of PennantPark Investment Corporation and the Other Managed Fund, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF PFLT

PFLT Investment Management Agreement

PFLT has entered into the PFLT Investment Management Agreement with the PFLT Investment Adviser under which it, subject to the overall supervision of PFLT’s board of directors, manages the day-to-day operations of, and provides investment advisory services, to PFLT. Mr. Penn, PFLT’s Chairman and Chief Executive Officer, is the managing member and a senior investment professional of, and has a financial and controlling interest in the PFLT Investment Adviser. PFLT, through the PFLT Investment Adviser, provides similar services to Funding I under its collateral management agreement. Funding I’s collateral management agreement does not affect the management or incentive fees that PFLT pays to the PFLT Investment Adviser on a consolidated basis. Under the terms of the PFLT Investment Management Agreement, the PFLT Investment Adviser:

•	determines the composition of PFLT’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments PFLT makes (including performing due diligence on prospective portfolio companies)

•	closes and monitors the investments PFLT makes; and

•	provides PFLT with such other investment advisory, research and related services, as it may need from time to time.

PFLT’s services under the PFLT Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of PFLT’s stockholders or it board of directors, to other entities so long as its services to PFLT are not impaired. PFLT’s board of directors monitors for any potential conflicts that may arise upon such a development. For providing these services, the PFLT Investment Adviser receives a fee, consisting of two components—a base management fee and an incentive fee, or collectively, Management Fees.

Investment Advisory Fees

The base management fee is calculated at an annual rate of 1.00% of PFLT’s “average adjusted gross assets,” which equals its gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded delayed draw loans, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if PFLT sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, its gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the three and six months ended March 31, 2015, the PFLT Investment Adviser earned base management fees of $0.9 million and $1.7 million, respectively. For the three and six months ended March 31, 2014, the PFLT Investment Adviser earned base management fees of $1.0 million and $1.8 million, respectively. For the fiscal years ended September 30, 2014, 2013 and 2012, the PFLT Investment Adviser earned a base management fee of $3.7 million, $2.2 million and $1.5 million, respectively.

The following is a hypothetical example of the calculation of average adjusted gross assets:

Gross assets as of December 31, 20XX = $160 million

U.S. Treasury bills and temporary draws on credit facilities as of December 31, 20XX = $10 million

Adjusted gross assets as of December 31, 20XX = $150 million

Gross assets as of March 31, 20XX = $200 million

U.S. Treasury bills and temporary draws on credit facilities as of March 31, 20XX = $20 million

Adjusted gross assets as of March 31, 20XX = $180 million

Average value of adjusted gross assets as of March 31, 20XX at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter = ($150 million + $180 million) / 2 = $165 million.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on PFLT’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees, other than fees for providing managerial assistance, such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies accrued during the calendar quarter, minus PFLT’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). PFLT’s Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of PFLT’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). PFLT pays the PFLT Investment Adviser an incentive fee with respect to the Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which PFLT’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 50% of PFLT’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.9167% in any calendar quarter (11.67% annualized) (this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.9167%) is referred to as the “catch-up,” which is meant to provide the PFLT Investment Adviser with 20% of Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.9167% in any calendar quarter), and (3) 20% of the amount of PFLT’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the three and six months ended March 31, 2015, the PFLT Investment Adviser earned an incentive fee on net investment income as calculated under the PFLT Investment Management Agreement of $1.0 million and $1.7 million, respectively. For the three and six months ended March 31, 2014, the PFLT Investment Adviser earned an incentive fee on net investment income as calculated under the PFLT Investment Management Agreement of $0.7 million and $0.8 million, respectively. For the years ended September 30, 2014, 2013 and 2012, the PFLT Investment Adviser earned an incentive fee on net investment income as calculated under the PFLT Investment Management Agreement of $2.6 million, $1.5 million and $0.3 million, respectively.

The following is a graphical representation of the calculation of quarterly incentive fee based on Pre-Incentive Fee Net Investment Income

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the PFLT Investment Management Agreement, as of the termination date) and equals 20.0% of realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the three and six months ended March 31, 2015, the PFLT Investment Adviser earned an incentive fee on capital gains of zero and $(0.4) million, respectively, as calculated under the PFLT Investment Management Agreement. For the three and six months ended March 31, 2014, the PFLT Investment Adviser earned an incentive fee on capital gains of $0.3 million and $0.7 million, respectively, as calculated under the PFLT Investment Management Agreement (as described above). For the fiscal years ended September 30, 2014, 2013 and 2012 the PFLT Investment Adviser earned an incentive fee on capital gains of approximately $0.8 million, zero and zero, respectively, as calculated under the PFLT Investment Management Agreement.

Under GAAP, PFLT is required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, PFLT considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the PFLT Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then PFLT records a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three and six months ended March 31, 2015, the PFLT Investment Adviser accrued an incentive fee on unrealized and realized capital gains as calculated under GAAP of $0.3 million and $(0.3) million, respectively. For the three and six months ended March 31, 2014, the PFLT Investment Adviser accrued an incentive fee on unrealized and realized capital gains as calculated under GAAP of $0.4 million and $0.6 million, respectively. For the years ended September 30, 2014, 2013 and 2012, the PFLT Investment Adviser accrued an incentive fee on unrealized and realized capital gains as calculated under GAAP of $0.1 million, $0.4 million and $0.3 million, respectively.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle (1) = 1.75%

Base management fee (2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 0.80%

Pre-Incentive Fee Net Investment Income does not exceed hurdle; therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle (1) = 1.75%

Base management fee (2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.25%

Incentive fee	=	50% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”
	=	50% x (2.25% - 1.75%)
	=	0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%

Hurdle (1) = 1.75%

Base management fee (2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 3.55%

Incentive fee	=	20% x Pre-Incentive Fee Net Investment Income, subject to “catch-up” (4)
Incentive fee	=	50% x “catch-up” + (20% x (Pre-Incentive Fee Net Investment Income - 2.9167%))
Catch-up	=	2.9167%-1.75%
	=	1.1667%
	=	(50% x 1.1667%) + (20% x (3.55% -2.9167%))
	=	0.5833% + (20% x 0.6333%)
	=	0.5833% + 0.1267%
	=	0.71%

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.
(1)	Represents 7.0% annualized hurdle.
(2)	Represents 1.0% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the PFLT Investment Adviser with an incentive fee of approximately 20% on all of Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when PFLT’s net investment income exceeds 2.9167% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None

Year 2: $6 million capital gains incentive fee

$30 million realized capital gains on sale of Investment A multiplied by 20%

Year 3: None

$5 million cumulative fee (20% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million

(previous capital gains fee paid in Year 2)

Year 4: $200,000 capital gains incentive fee

$6.2 million cumulative fee ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (previous capital gains fee paid in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee (1)

$6.4 million cumulative fee (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (previous capital gains fee paid in Year 2)

Year 4: $0.6 million capital gains incentive fee

$7 million cumulative fee (20% multiplied by $35 million ($35 million cumulative realized capital gains without regard to $5 million of unrealized appreciation)) less $6.4 million (previous cumulative capital gains fee paid in Year 2 and Year 3)

Year 5: None

$7 million cumulative fee (20% multiplied by $35 million ($35 million cumulative realized capital gains without regard to $10 million realized capital losses in subsequent year)) less $7 million (previous cumulative capital gains fee paid in Year 2, 3 and Year 4)

(1)	As illustrated in Year 3 of Alternative 2 above, if PennantPark Floating Rate Capital Ltd. were to be wound up on a date other than December 31 of any year, PennantPark Floating Rate Capital Ltd. may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if PennantPark Floating Rate Capital Ltd. had been wound up on December 31 of such year.

Organization of the PFLT Investment Adviser

The PFLT Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. The principal executive office of the PFLT Investment Adviser is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Duration and Termination of the PFLT Investment Management Agreement

The PFLT Investment Management Agreement was reapproved by PFLT’s board of directors, including a majority of directors who are not interested persons of PFLT or the PFLT Investment Adviser, in February 2015. Unless terminated earlier as described below, the PFLT Investment Management Agreement will continue in effect for a period of one year through February 2016. It will remain in effect if approved annually by PFLT’s board of directors, or by the affirmative vote of the holders of a majority of PFLT’s outstanding voting securities, including, in either case, approval by a majority of directors who are not interested persons of PFLT or the PFLT Investment Adviser. In determining to reapprove the PFLT Investment Management Agreement, PFLT’s board of directors requested information from the PFLT Investment Adviser that enabled it to evaluate a number of factors relevant to its determination. These factors included the nature, quality and extent of services performed by the PFLT Investment Adviser, PFLT’s ability to manage conflicts of interest effectively, PFLT’s short and long-term performance, PFLT’s costs, including as compared to comparable externally and internally managed publicly traded BDCs that engage in similar investing activities, PFLT’s profitability and any economies of scale. Based on the information reviewed and the considerations detailed above, PFLT’s board of directors, including all directors who are not interested persons of PFLT or the PFLT Investment Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and reapproved the PFLT Investment Management Agreement as being in the best interests of PFLT’s stockholders.

The PFLT Investment Management Agreement will automatically terminate in the event of its assignment. The PFLT Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Relating to PFLT’s Business and Structure—PFLT is dependent upon the PFLT Investment Adviser’s key personnel for its future success, and if the PFLT Investment Adviser is unable to hire and retain qualified personnel or if the PFLT Investment Adviser loses any member of its management team, PFLT’s ability to achieve its investment objectives could be significantly harmed” for more information.

Administration Agreement

Pursuant to the Administration Agreement, PFLT Administrator furnishes PFLT with office facilities, equipment and clerical, bookkeeping and record keeping services. Under the Administration Agreement, PFLT Administrator performs, or oversees the performance of, PFLT’s required administrative services, which include, among other activities, being responsible for the financial records which PFLT is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, PFLT Administrator assists PFLT in determining and publishing its NAV, oversees the preparation and filing of tax returns and generally oversees the payment of expenses and the performance of administrative and professional services rendered to PFLT by others. For providing these services, facilities and personnel, PFLT has agreed to reimburse PFLT Administrator for its allocable portion of overhead and other expenses incurred by PFLT Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and PFLT’s allocable portion of the cost of compensation and related expenses of its Chief Compliance Officer, Chief Financial Officer and their respective staffs. PFLT Administrator also offers on PFLT’s behalf managerial assistance to portfolio companies to which PFLT is required to offer such assistance. To the extent that PFLT Administrator outsources any of its functions, PFLT will pay the fees associated with such functions on a direct basis without profit to PFLT Administrator. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statement of Operations. For the three and six months ended March 31, 2015, the PFLT Investment Adviser was reimbursed approximately $0.3 million and $0.4 million, respectively, from PFLT, including expenses the PFLT Investment Adviser incurred on behalf of PFLT

Administrator, for services described above. For the three and six months ended March 31, 2014, the PFLT Investment Adviser was reimbursed approximately $0.3 million and $0.4 million, respectively, from PFLT, including expenses the PFLT Investment Adviser incurred on behalf of PFLT Administrator, for services described above. For the years ended September 30, 2014, 2013 and 2012, the PFLT Investment Adviser was reimbursed approximately $0.5 million, $0.3 million and $0.2 million, respectively, from PFLT, including expenses the PFLT Investment Adviser incurred on behalf of PFLT Administrator, for services described above.

Duration and Termination of Administration Agreement

The Administration Agreement was reapproved by PFLT’s board of directors, including a majority of directors who are not interested persons of PFLT, in February 2015. Unless terminated earlier as described below, the Administration Agreement will continue in effect for a period of one year through February 2016. It will remain in effect if approved annually by PFLT’s board of directors, or by the affirmative vote of the holders of a majority of PFLT’s outstanding voting securities, including, in either case, approval by a majority of directors who are not interested persons of PFLT. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

The PFLT Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, the PFLT Investment Adviser and PFLT Administrator and their respective officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from PFLT for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the PFLT Investment Adviser’s and PFLT Administrator’s services under the PFLT Investment Management Agreement or Administration Agreement or otherwise as investment adviser or administrator for PFLT.

License Agreement

PFLT has entered into a license agreement with the PFLT Investment Adviser pursuant to which the PFLT Investment Adviser has granted PFLT a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, PFLT has a right to use the PennantPark name, for so long as the PFLT Investment Adviser or one of its affiliates remains PFLT’s investment adviser. Other than with respect to this limited license, PFLT has no legal right to the “PennantPark” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF PFLT

As of June 12, 2015, to PFLT’s knowledge, no person would be deemed to “control” PFLT, as such term is defined in the 1940 Act. PFLT’s board of directors consists of an interested director and Independent Directors.

The following table sets forth, as of June 12, 2015, certain ownership information with respect to PFLT Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of the outstanding PFLT Common Stock and all officers and directors, as a group.

Name and address (1)	Type of ownership (2)	Shares owned	Percentage of Common Stock Outstanding
Greater than 5% shareholder
Jack Silver (3)	Record/Beneficial	791,336	5.3%
Independent directors
Adam K. Bernstein	Record/Beneficial	5,000	*
Marshall Brozost	Record/Beneficial	—	—
Jeffrey Flug	Record/Beneficial	—	—
Samuel L. Katz	Record/Beneficial	69,800	*
Interested director
Arthur H. Penn (4)	Record/Beneficial	149,209	1.0%
Executive officer
Aviv Efrat	Record/Beneficial	13,750	*

All directors and executive officer as a group (6 persons)	Record/Beneficial	237,759	1.6%

(1)	The address for each officer and director is c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Sole voting power.
(3)	The information provided is derived from Schedule 13G filed February 9, 2015 by Mr. Jack Silver. Such securities are held by certain investment vehicles controlled and/or managed by Mr. Silver. The address for Mr. Silver is 80 Columbus Circle PH76A, New York, New York 10023.
(4)	Mr. Penn is the Managing Member of PennantPark Investment Advisers, LLC and may therefore be deemed to own beneficially the 149,209 shares held by PennantPark Investment Advisers, LLC.
*	Less than 1 percent.

Dollar Range of Securities Beneficially Owned by Directors, Officers and Senior Investment Professionals

The following table sets forth the dollar range of PFLT Common Stock beneficially owned by each of PFLT’s directors, officers and senior investment professionals as of June 12, 2015. Information as to the beneficial ownerships is based on information furnished to PFLT by such persons. PFLT is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Directors	Dollar Range of the Common Stock of PFLT (1)
Independent directors
Adam K. Bernstein	$ 50,001 - $100,000
Marshall Brozost	None
Jeffrey Flug	None
Samuel L. Katz	$500,001 - $1,000,000

Interested director
Arthur H. Penn (2)	Over $1,000,000

Senior Investment Professionals
Jose A. Briones	Over $1,000,000
Salvatore Giannetti III	Over $1,000,000
P. Whitridge Williams, Jr.	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Also reflects holdings of PennantPark Investment Advisers, LLC.

BUSINESS OF MCG

General

MCG is a solutions-focused commercial finance company that provides capital and advisory services to lower middle-market companies throughout the United States. Generally, MCG’s portfolio companies use MCG’s capital investment to finance acquisitions, recapitalizations, buyouts, organic growth, working capital and other general corporate purposes.

MCG is an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC MCG must meet various regulatory tests, which include investing at least 70% of its total assets in private or thinly traded public U.S.-based companies and limitations on MCG’s ability to incur indebtedness unless immediately after such borrowing MCG has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt generally may not exceed 50% of the value of MCG’s assets).

In addition, MCG has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, MCG must meet certain requirements, including certain minimum distribution requirements. If the company satisfies these requirements, MCG generally will not have to pay corporate-level taxes on any income it distributes to its stockholders as distributions, allowing MCG to substantially reduce or eliminate its corporate-level tax liability. From time to time, MCG’s wholly owned subsidiaries may execute transactions that trigger corporate-level tax liabilities. In such cases, MCG recognizes a tax provision in the period when it becomes more likely than not that the taxable event will occur.

Corporate Structure

MCG makes certain of its investments through wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold the assets of one or more of MCG’s portfolio companies. Some of these subsidiaries in turn have wholly owned subsidiaries, all of which are Delaware corporations that hold the assets of certain of MCG’s portfolio companies.

Company Background

MCG was incorporated in Delaware in 1998. On March 18, 1998, MCG changed its name from MCG, Inc. to MCG Credit Corporation and, on June 14, 2001, to MCG Capital Corporation. MCG’s principal executive offices are located at 1001 19th Street North, 10th Floor, Arlington, VA 22209 and its telephone number is (703) 247-7500.

MCG is subject to the informational requirements of the Exchange Act and, accordingly, files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be read and copied at the public reference facilities maintained by the SEC at the Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

MCG’s Internet address is www.mcgcapital.com. MCG is not including the information contained on its website as a part of, or incorporating it by reference into, this joint proxy statement and prospectus. MCG makes available free of charge on its website its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after it electronically files such material with, or furnish it to, the SEC.

MCG’s logo, trademarks and service marks are the property of MCG. Other trademarks or service marks appearing in this joint proxy statement and prospectus are the property of their respective holders.

MCG’s Investment Portfolio

As of March 31, 2015, the majority of MCG’s investment portfolio consists of loans to lower middle-market companies that generate annual revenue of less than $200 million and earnings before interest, taxes, depreciation and amortization, or EBITDA, in the range of $3-$15 million. Generally, MCG’s portfolio companies use its capital investments to finance acquisitions, recapitalizations and buyouts, as well as for organic growth and working capital. MCG identifies and sources new portfolio companies through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, owner operators, and other club lenders that facilitate peer-to-peer loans. MCG generally invests in some combination of senior debt, second-lien debt, secured and unsecured subordinated debt and equity.

As of March 31, 2015, MCG had debt and equity investments in five portfolio companies with a combined fair value of $50.1 million. The following table summarizes the fair value and revenue contributions of MCG’s current investments.

(dollars in thousands)			Interest Rate (3)					Fair Value
Portfolio Company	Industry	Investment	Current	PIK	Total	Principal	Cost
Broadview Networks Holdings, Inc. (4)	Communications	Common Stock (132,779 shares) (2)					$159,579	$235
		Series A-1 Warrant to purchase Common Stock (expire 11/20) (2)					—	—
		Series A-2 Warrant to purchase Common Stock (expire 11/20) (2)					—	—
C7 Data Centers, Inc.	Business Services	Senior Debt (Due 9/19)	9.5%	—	9.5%	$14,341	14,182	14,182
GMC Television Broadcasting, LLC (1)	Broadcasting	Senior Debt (Due 12/16)	4.3%	—	4.3%	10,203	7,877	9,226
Pharmalogic Holdings Corp. (5)	Healthcare	Senior Debt (Due 12/17)	8.5%	—	8.5%	17,500	17,500	17,500
South Bay Mental Health Center, Inc.	Healthcare	Subordinated Debt (Due 10/17)	12.0%	2.5%	14.5%	9,088	8,991	8,991

Total Investments							$208,129	$50,134

(1)	Includes securities issued by one or more of the portfolio company’s affiliates.
(2)	Equity security is non-income producing at period-end.
(3)	Interest rates represent the weighted-average annual stated interest rate on debt securities, presented by nature of indebtedness for a single issuer. PIK interest represents contractually deferred interest that is generally added to the principal balance of the debt security and compounded if contractually required and not paid on a current basis. PIK may be prepaid by either contract or the portfolio company’s choice, but generally is paid at the end of the loan term. Rates on preferred stock and preferred LLC interests, where applicable, represent the contractual rate.
(4)	Broadview Networks Holdings, Inc.’s financial statements are currently publicly available and may be accessed on-line using either the company’s website (www.broadviewnet.com) or using the EDGAR System available on the SEC’s website (www.sec.gov). In April 2015, MCG entered into an agreement to sell its equity investments in Broadview Networks Holdings, Inc. for $235 thousand and the sale was completed in May 2015.
(5)	In connection with the sale of RadioPharmacy, MCG amended and restated its existing senior secured debt and provided first lien financing consisting of a $17.5 million term loan and a $1.0 million revolver at an interest rate of 8.5% due in December 2017.

In addition to its portfolio investments, as of March 31, 2015, MCG had cash and cash equivalents of $115.8 million, or 64.0% of its total assets.

The following table summarizes the composition of MCG’s investment portfolio as of March 31, 2015 and December 31, 2014 at fair value:

	COST BASIS				FAIR VALUE BASIS
	March 31, 2015		December 31, 2014		March 31, 2015		December 31, 2014
(dollars in thousands)	Investments at Cost	% of Total Portfolio	Investments at Cost	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio
Debt Investments
Senior secured debt	$39,559	19.0%	$39,237	16.7%	$40,908	81.6%	$40,562	53.8%
Subordinated secured debt	8,991	4.3	22,460	9.6	8,991	17.9	22,460	29.8

Total debt investments	48,550	23.3	61,697	26.3	49,899	99.5	63,022	83.6

Equity investments
Preferred	—	—	13,364	5.7	—	—	12,044	16.0
Common/common equivalents	159,579	76.7	159,579	68.0	235	0.5	266	0.4

Total equity investments	159,579	76.7	172,943	73.7	235	0.5	12,310	16.4

Total investments	$208,129	100.0%	$234,640	100.0%	$50,134	100.0%	$75,332	100.0%

MCG’s debt instruments bear contractual interest rates ranging from 4.3% to 14.5%, a portion of which may be deferred. As of March 31, 2015, approximately 82.0% of the fair value of MCG’s loan portfolio had variable interest rates, based on either LIBOR, or the prime rate, and 18.0% of the fair value of its loan portfolio had fixed interest rates. As of March 31, 2015, approximately 62.9% of the fair value of MCG’s loan portfolio had LIBOR floors of 2.0% on a LIBOR-based index or prime floors between 2.0% and 3.3%. At origination, MCG’s loans generally have four- to six-year stated maturities. Borrowers typically pay an origination fee based on a percent of the total commitment and a fee on undrawn commitments.

From time to time, MCG makes equity investments in companies in which it has also made debt investments. MCG’s equity investments include preferred stock, common stock and warrants and, in many cases, board observation rights. MCG may invest across the capital structure of its portfolio companies using a combination of debt and equity investments to meet its portfolio companies’ needs and achieve favorable risk-adjusted returns.

In January 2015, MCG entered into a merger agreement to sell its largest equity investment, Pharmalogic Holdings Corp., a subsidiary of RadioPharmacy Investors, LLC. This transaction closed on March 31, 2015. Upon consummation of this transaction, MCG has exited all of its control investments.

In April 2015, MCG entered into an agreement to sell its equity investments in Broadview Networks Holdings, Inc. and the sale was completed in May 2015. Upon consummation of this transaction, MCG has exited all of its equity investments.

Competition

MCG competes with many types of investors for the portfolio companies in which it invests, including public and private funds (including other BDCs), commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds or hedge funds. As a result of these entrants, competition for investment opportunities has intensified in recent years and may intensify further in the future. A majority of MCG’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than MCG does. Some may also have a lower cost of funds and access to funding sources that are not available to MCG. In addition, some of MCG’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments that may lead to additional market share and a competitive advantage over MCG. Unlike many of its competitors, MCG is also subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on MCG as a BDC.

The myriad competitive pressures MCG faces requires its management team to develop and maintain strong relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within its network in order to keep apprised of potential investment opportunities. MCG has experienced significant executive turnover and staff reductions while it monetized a majority of its investments and repurchased its common stock in the open market, which MCG believes has negatively impacted its ability to remain active investors with current or prospective clients. If MCG’s management team fails to maintain its existing relationships or develop new ones with important sources of investment opportunities, the company may fail to remain competitive for new business or to generate positive net operating income and its investment portfolio may languish as a result. Regardless of the strength of relationships, no one is obligated to provide MCG with investment opportunities, and there is no assurance that such relationships will generate investment opportunities for the company.

While MCG does not seek to compete primarily based on the interest rates it offers, MCG may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. If MCG does match its competitors’ pricing, terms and structure to win business, it may then experience a decrease in investment income resulting from lower net earning assets. MCG may be precluded from taking advantage of attractive investment opportunities from time to time as a result of an inability to meet market terms, and the company can offer no assurance that it will be able to identify and successfully make investments that are consistent with its investment objective. Failure to compete effectively for, and establish strong relationships that could lead to, new business would have a material adverse effect on MCG’s business, financial condition and results of operations.

Life Cycle of Debt and Equity Originations

The key aspects of MCG’s portfolio origination, servicing and monitoring process are set forth below. For each investment, MCG continues to evaluate investment risks and exposure relative to the amount of its total assets and NAV and make adjustments as the company deems prudent. Generally, MCG intends to keep the amount of its investment in any one company at or below $15 million, which it may accomplish by selling a portion of its initial investment to another investor post-close. MCG generally makes loans with four- to six-year stated maturities. The company believes the market-average hold period of a loan is approximately three years, although that figure has declined. MCG’s equity investments generally do not have maturity dates.

Investment Objective And Strategies

MCG’s investment objective is to achieve attractive returns by generating current income and capital gains on its investments. MCG seeks to increase its earnings and NAV by investing principally in debt or equity securities of lower middle-market companies or syndicated loans. MCG intends to earn interest, dividends and fees on its investments and it may report unrealized appreciation and depreciation as the fair value of its investments periodically increases or decreases. MCG realizes capital gains or losses when the investment is eventually monetized.

The cost basis of MCG’s investments include unamortized original issue discount, premiums and fees, as well as payment-in-kind, or PIK, interest and dividends that are generally due at maturity or upon its exit from the investment.

When MCG originates debt and equity investments, it strives to achieve favorable risk-adjusted rates of return in the form of current income and capital gains, while maintaining credit and investment quality in its portfolio. Before making investments, MCG applies well established credit processes to assess investment risk and it structures and prices its investments accordingly. MCG has developed proprietary analytics, data and knowledge to support its business activities. MCG designed its investment process to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to increase its portfolio companies’ enterprise value;

•	maintain sound credit and investment discipline and pricing practices, regardless of market conditions, to avoid adverse investment selection; and

•	manage risk by utilizing an integrated team approach to business development, underwriting and investment management.

MCG maintains a flexible approach to funding that permits it to adjust price, maturity and other transaction terms to accommodate the needs of its portfolio companies.

Organization Of MCG’s Investment Professionals

MCG’s organization includes experienced professionals who originate, underwrite, finance, syndicate, monitor and monetize investments. MCG’s professional staff also provides accounting, finance, human resources, investor relations, legal, compliance and corporate governance functions critical to its business. As of March 31, 2015, MCG has six full time employees serving cross-functional roles in support of its business. The following bullets describe the key functional teams that are responsible for MCG’s investment processes:

•	Investment Management—MCG’s investment professionals are responsible for identifying and performing a financial and risk analysis of potential investment opportunities. They also underwrite and manage MCG’s investment portfolio and lead any work-out or restructuring that may occur from time to time. After an investment is approved and funded, a cross-functional team manages and monitors the performance of MCG’s investments.

•	Credit Committee—Prospective investments are presented to MCG’s credit committee for review and approval prior to issuing a term sheet. Final approval by the credit committee generally occurs after the deal team has substantially completed the underwriting process. The credit committee includes MCG’s Chief Executive Officer and General Counsel. MCG’s board of directors has delegated authority to the credit committee to (i) originate, underwrite and fund any non-control, non-distressed investment of $15 million or less provided that the equity component does not exceed $3 million, (ii) originate any distressed investment of $5 million or less and (iii) increase any existing investment previously approved by the company’s investment and valuation committee up to a certain over-line or established amount. As a matter of practice, MCG’s board of directors is invited to participate at every credit committee meeting and in the review and approval of all investments, irrespective of investment size.

•	Investment and Valuation Committee of the Board of Directors—The investment and valuation committee reviews and approves all investments over $15 million and has the discretion to review and approve other investments. Subsequent to the review and funding of an investment, the investment and valuation committee makes recommendations that are used by MCG’s board of directors for its quarterly determination of the fair value of its investment portfolio.

Business Development

MCG and its predecessors have been active investors in lower middle-market companies since 1990. MCG believes that its experience in lower middle-market investing is a meaningful competitive advantage that it uses to operate its business. MCG’s senior investment professionals and members of its credit committee have extensive experience investing in lower middle-market companies and in industries that MCG targets, such as healthcare, business services, technology, software, information services and consumer directed businesses.

MCG’s investment professionals identify and source new investments through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner-operators. MCG’s investment professionals also market to prospective portfolio companies identified through past relationships with executives, information gathered through proprietary and public research and relationships with accountants, lawyers and other professionals.

Once MCG identifies a prospective portfolio company, MCG reviews its financial reports, business plan, corporate activities and other relevant information gathered from third-party databases, industry reports and publications. MCG focuses on a company’s fundamental performance against industry conditions and operational benchmarks, and evaluate acceptable risks and returns. MCG works with its current and prospective portfolio companies to understand their business, as well as the costs and benefits of their corporate development initiatives, opportunities and competition. MCG’s detailed analysis allows it to support its portfolio companies’ corporate development decisions, even in some cases where short-term financial ratios or other metrics may decline temporarily.

Risk Analysis

After identifying a prospective investment, MCG reviews the company’s operating history, executive leadership team, opportunities and the market for the company’s products and services during the life of its investment, as well as the potential risks and threats to the business or the markets in which it competes. As early as possible in the process, MCG generally conducts on-site meetings with key executives to learn more about the investment directly from the company’s leadership team and tour the company’s key facilities or operating locations.

To assess the validity and stability of the company’s historical and projected financial performance MCG often, either itself or through a third-party firm, performs a review of quality of earnings. For select transactions, MCG may engage or rely on the research of industry specific due diligence firms that provide market research or insights that it judges as prudent or helpful in the underwriting process.

Based on MCG’s experience, it also looks at the company’s capitalization, proposed sources and uses of proceeds, structural considerations of various securities in the capital structure, leverage, expected cash generation, affirmative and negative covenants, methods for repayment or exit from the investment and other important considerations specific to the investment.

In particular, MCG analyzes certain key risks in light of its underwriting criteria, including financial characteristics and portfolio-specific risk that might arise from the new investment, including, but not limited to, the following:

•	Industry Risks—maturity, cyclicality and seasonality associated with the industries in which MCG invests, as well as the proportion of MCG’s portfolio that is invested in specific industries and individual portfolio companies;

•	Competitive Risks—strengths and weaknesses of the prospective portfolio company relative to their competitors’ pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and capitalization. MCG also assesses the defensibility of a prospect’s market position and its opportunity for increasing market share;

•	Management Risks—track records, industry experience, turnover in leadership, concentration of knowledge, the prospective portfolio company’s business plan and management incentives;

•	Regulatory Risks—industry specific regulation and regulation reform (e.g., healthcare reform, increased regulatory oversight, government reimbursement of for-profit schools, etc.), and economic or macro issues that may affect an investment (e.g., cost of utilities or access to power at historical rates in certain regions, access to nuclear materials for medical imaging, etc.), as well as regulations that may change the incentives of partners or investors in the investment (e.g., tax reform that may impact private equity funds or hedge funds, regulations of commercial banks, and potential reforms of BDCs);

•	Customer Concentration and Market Risks—sustainability, stability and opportunities for the growth of the prospective portfolio company’s customer base, including the number and size of its customers, attrition rates and dependence on one or a limited number of customers; and

•	Technology Risks—impact of technological advances in the industries and portfolio companies in which MCG may invest.

In addition, MCG evaluates industry-specific comparisons, such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical and projected financial statements. Qualitative attributes MCG evaluates may include management skill and depth, industry risk, substitution risk, sensitivity to economic cycles, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking.

MCG has developed a series of valuation techniques to determine the risk of a potential investment and quantifying its underlying value. Analyses of comparative public and private market transactions and other data form the basis of MCG’s enterprise valuations, along with current and projected market conditions. MCG also looks to comparable public companies to benchmark the value of the proposed investment using public market data. Using these methods provides multiple views of the value of the enterprise allowing MCG to calculate certain metrics used in both risk assessment and product pricing, such as loan-to-value ratios for its debt investments.

Underwriting And Risk Management

MCG initiates its underwriting process in tandem with the business development process, focusing on investment risk analysis. MCG performs standard due diligence on a prospective portfolio company’s financial performance, as well as customized analyses of its operations, systems, accounting policies, human resources and competitive, legal and regulatory environments.

In addition to gaining an in-depth understanding of a prospective portfolio company, MCG’s research and due diligence process evaluates industry-wide operational, strategic and valuation issues. MCG also examines emerging trends and competitive threats to the portfolio company, as well as the industry in which it operates. Portfolio companies may later draw on MCG’s valuable knowledge and insight obtained through its research to refine their strategic plans, identify acquisition opportunities and set appropriate financial and operational goals.

When presenting a prospective investment to MCG’s credit committee for approval, MCG’s investment professionals deliver a detailed investment memorandum. Should the dollar amount of the proposed investment exceed certain pre-defined thresholds, or include a significant investment in equity, the investment memorandum is also submitted to the investment and valuation committee of MCG’s board of directors for review and approval. The investment memorandum generally consists of the following:

•	a transaction overview, including a description of the business and the investment opportunity;

•	transaction rationale, underwriting considerations and an assessment of risks and mitigants;

•	historical financial analyses, projections and scenario modeling;

•	a service or product overview, customer and industry analyses, operational and regulatory analyses;

•	an assessment of the company’s enterprise valuation relative to comparable public and private companies;

•	a description of the capital structure and the investment risk and return characteristics; and

•	a review of insights or reports obtained from third-party experts or due diligence firms.

Investment Structure

MCG evaluates its portfolio companies’ needs to develop investment structures that meet their capital requirements and business plans while protecting MCG’s own capital, with an expectation toward generating risk-adjusted returns through current income on its loans and capital gains on its equity investments. MCG structures its debt investments to mitigate risk by requiring appropriate financial and collateral coverage thresholds. To create the most effective and responsive deal structures, MCG considers payment priority, collateral or asset value, and financial support from guarantors and other credit enhancements. Since MCG’s investments typically include cash-flow loans, rather than asset-backed loans, MCG factors the enterprise value of the prospective portfolio company’s assets into its credit decisions. For loans classified as senior secured, second-lien and subordinated secured, MCG receives a security interest in all or a portion of the portfolio companies’ tangible and intangible assets, entitling it to a preferred position relative to both unsecured creditors and more junior lenders on the proceeds of those assets in the event of liquidation. In addition, MCG’s loan documents generally include affirmative covenants that require its portfolio companies to provide periodic financial information, notification of material events and compliance with laws, as well as restrictive covenants that prevent the portfolio company from taking a range of significant actions, such as incurring additional indebtedness or making acquisitions. Financial covenants require the portfolio companies to maintain or achieve specified financial ratios, such as cash flow leverage, interest charge coverage, total charge coverage, and, in certain cases, meet specific operational benchmarks.

MCG’s business strategy dictates that it generally invests in some combination of the following securities:

•	Senior Secured Debt—MCG provides cash flow based senior secured debt in the form of revolving credit facilities as well as amortizing term loans, bullet maturity term loans and uni-tranche loans that blend characteristics of both senior and subordinated financing. Senior secured debt ranks senior in priority of payment to other debt and equity, and benefits from a first priority security interest in the assets of the borrower that serve as collateral for the loan(s). As such, virtually all other creditors rank junior to senior secured debt in the event of insolvency. Some of MCG’s borrowers grant a first lien on working capital collateral (i.e., receivables) to asset-based lenders that is outside of MCG’s collateral pool. Assuming that MCG has a first lien on all other collateral, in such cases MCG would still classify its security as senior secured. Due to its lower risk profile and often more restrictive covenants as compared to other debt, senior secured debt generally earns a lower return.

•	Second-Lien Debt—MCG provides second-lien term loans on a sole-source or participant basis where assets or enterprise-value based borrowing capacity is not readily available within typical senior debt leverage constraints. Second-lien debt ranks senior in priority of payment to subordinated debt, unsecured debt, select junior securities, and equity. While second lien debt benefits from a collateral interest in the assets of the borrower, its liens are subordinated to those of senior secured debt in a liquidation. As such, senior secured creditors rank ahead of second lien creditors in the event of insolvency with respect to pursuing remedies against the collateral of a portfolio company, and receiving the proceeds thereof. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, second-lien debt generally earns a higher return than senior debt. MCG classifies second-lien term loans as “Subordinated Secured” debt in its consolidated financial statements.

•	Secured and Unsecured Subordinated Debt—MCG invests in secured and unsecured subordinated debt, which may be structured with a combination of current interest, deferred interest and equity-linked components. Payment of all subordinated debt, whether secured or unsecured, ranks behind payment of senior secured and second-lien debt. While the security interest of subordinated secured debt ranks behind that of the senior secured and second-lien debt, subordinated unsecured debt enjoys no security interest in the borrower’s assets. In the event of insolvency, senior secured and second-lien creditors will be paid in full before the subordinated secured and subordinated unsecured creditors. Due to its higher risk profile and often less restrictive covenants as compared to other types of loans, subordinated debt generally earns a higher return than other debt.

•	Equity—MCG principally invests in equity securities of private companies or collateralized loan structures. From time to time it may invest in equity securities of public companies. In addition, MCG may receive warrants to purchase preferred or common stock of a portfolio company that are related to MCG’s debt investments in such portfolio company. Preferred stock ranks senior to common stock, and often carries the right to receive a preferential return upon the sale of the company.

To protect its investments and maximize its returns, MCG negotiates carefully the structure of each debt and equity security in its investment portfolio, and may require board observation rights as part of its initial investment to keep abreast of company matters. MCG’s loan and equity documentation generally includes terms governing interest rate, amortization, prepayment premiums, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, MCG’s loan agreements also allow for interest rate increases and decreases to the extent the portfolio company’s financial or operational performance varies materially from the portfolio company’s business plan.

In addition to capital, MCG also offers managerial assistance to its portfolio companies. Typically, this assistance involves strategic advice, evaluation of business plans, financial modeling assistance and industry research and expertise. Providing assistance to its portfolio companies enables MCG to maximize its value proposition for its portfolio companies, which, in turn, helps maximize its investment returns.

Investment Approval Process

MCG’s investment approval process begins with an initial screening of a business plan or financing solicitation by one of its investment professionals to assess eligibility, sector, risk profile, investment fit and expected returns. MCG’s investment professionals meet regularly with the members of its credit committee to discuss new opportunities. Simultaneously, a non-binding indication of interest may also be executed in support of a private equity firm issuing a bid for the transaction. Deals are judged by, among other things, a prospect’s revenue run rate, continuity of solid cash flow, percentage of recurring revenue, gross profit margin, bad debt as a percentage of revenue, customer renewal rate, the prospect’s marketing niche, level of competition, customer base quality and concentration and strength of the management team.

The credit committee determines whether the investment should be pursued, giving consideration to the risk return profile, industry concentrations and general economic outlook for the sector in which the business operates. In these meetings the credit committee also offers insight into key issues that must be resolved before a potential investment is funded. If the credit committee agrees to move forward with an investment, the terms are documented initially by a signed term sheet or letter of intent, as applicable, consistent with the pipeline report and committee clearance, and the deal proceeds to the documentation stage. The term sheet establishes the terms and conditions under which MCG proposes to enter into a credit or investment relationship.

Generally, MCG’s underwriting process begins after its investment professionals receive a signed term sheet or letter of intent. The assigned investment professional is responsible for oversight and completion of comprehensive due diligence, and is expected to investigate and report on all critical aspects of the proposed investment. MCG’s due diligence often includes review of financial statements, discussion with key members of management, review of material contracts, background checks, reviews of customer and vendor relationships, confirmation of historical results and assumptions underlying forecasted results. When necessary or advisable based on industry or the history of the prospect itself, third party diligence is conducted. The underwriting process includes legal and business due diligence and typically an on-site visit with the prospect company, including its management team and any other key employees.

Once the underwriting process is complete, the investment professional responsible for the deal presents a credit approval memorandum, including detailed findings of the foregoing underwriting process, to the credit committee and, if required, the investment and valuation committee. If approved, the deal proceeds to final documentation and closure. All of MCG’s investments are approved by its credit committee. In addition, investments of over $15 million must also be approved by the investment and valuation committee of MCG’s board of directors.

Investment Funding

MCG funds its investments using cash from its balance sheet. As a BDC, MCG is subject to certain restrictions on incurring debt. For example, MCG is not permitted to incur indebtedness unless immediately after such borrowing it meets a coverage ratio of total assets to total senior securities (which include all borrowings and any preferred stock MCG has then issued) of at least 200%.

Investment Monitoring And Restructuring

MCG monitors the status and financial performance of each company in its portfolio in order to evaluate overall portfolio quality and to facilitate quarterly valuations, which are approved by its board of directors. MCG is proactive in advising and communicating with companies that are underperforming and, in many instances, have added stricter covenant protection and rights over time. During the process of monitoring a loan in default, if required or necessary to protect its security interest, MCG will send a notice of non-compliance outlining the specific defaults that have occurred and preserving its contractual rights and remedies, followed by a review of the collateral, if any.

When its attempts to collect past due principal and/or interest on a loan are unsuccessful, MCG analyzes the appropriate course of action. In some cases, MCG may consider restructuring the investment to better reflect the current financial performance of the portfolio company. MCG may need to extend liquidity to companies from time to time as part of a restructuring. Such a restructuring may, among other things, involve deferring principal and interest payments, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In connection with a restructuring, MCG generally receives compensation from the portfolio company. When a restructuring is not an appropriate course of additional action, MCG generally pursues the remedies available to it to minimize potential losses, including initiating foreclosure, liquidation proceedings or selling the loan.

When one of its loans becomes more than 90 days past due, or if MCG otherwise does not expect the portfolio company to be able to service its debt and other obligations, MCG will, as a general matter, place all or a portion of the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest has been brought current through payment or restructuring such that the interest income is deemed to be collectible. However, MCG may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. If the fair value of a loan is below cost, MCG may cease recognizing PIK interest and/or the accretion of a discount on the debt investment until such time that the fair value equals or exceeds cost.

Investment Policies

MCG’s investment policies provide that it will not:

•	act as an underwriter of securities of other issuers, except to the extent that it may be deemed an “underwriter” of securities (i) it purchased that must be registered under the Securities Act before they may be offered or sold to the public, or (ii) in connection with offerings of securities by its portfolio companies;

•	sell securities short in an uncovered position;

•	write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with its loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•	engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for the purpose of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•	acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company, except if MCG acquires them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by MCG’s board of directors or any committees, including its investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, the MCG board may change them without notice to, or approval by, its stockholders.

Other than the restrictions pertaining to the issuance of senior securities under the 1940 Act, the percentage restrictions on investments generally apply on the effective date of the transaction. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by MCG will not require it to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

MCG intends to conduct its business so as to retain its status as a BDC. As such, it may not acquire any assets, other than non-investment assets necessary and appropriate to its operations as a BDC, if after giving effect to such acquisition the value of its “qualifying assets” is less than 70% of the value of its total assets.

Investment Adviser

MCG has no investment adviser and is internally managed by its executive officers under the supervision of the board of directors. MCG’s investment decisions are made by its officers, directors and senior investment professionals who serve on MCG’s credit and investment and valuation committees. None of MCG’s executive officers or other employees have the unilateral authority to approve any investment.

Regulation

Investment Company Act of 1940

As a BDC, MCG is regulated under the 1940 Act. The BDC structure provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

In part, the 1940 Act requires MCG to be organized in the United States for the purpose of investing in, or lending to, primarily private companies and making managerial assistance available to them. As a BDC MCG may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses.

MCG may not, however, change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a majority of its outstanding voting securities. The 1940 Act defines a majority of the outstanding voting securities as the lesser of:

i.	67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy; or

ii.	more than 50% of the outstanding shares of such company.

Qualifying Assets

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the 1940 Act, MCG may not acquire any asset other than those of the type listed in Section 55(a) of the

1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to its business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

a.	is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

i.	is organized under the laws of, and has its principal place of business in, the United States;

ii.	is not an investment company (other than a small business investment company wholly owned by MCG) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

iii.	does not have any class of securities listed on a national securities exchange;

b.	is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

i.	at the time of the purchase, MCG owns at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by MCG at any point in time during the period when such issuer was an eligible portfolio company; and

ii.	MCG is one of the 20 largest holders of record of such issuer’s outstanding voting securities; or

c.	is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company’s outstanding voting and non-voting common equity is less than $250.0 million.

2.	Securities of any eligible portfolio company that MCG controls.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and MCG already owns 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash items, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company. For the foreseeable future, MCG does not expect to add new control positions to its portfolio.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, MCG must either control the issuer of the securities or offer to make available significant managerial assistance; except that, where it purchases such securities in conjunction with one or more other persons, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, to offer to provide and, if accepted, provide significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of its operations, selective participation in board and management meetings, consulting with and advising its officers and directors or other organizational or financial guidance.

Warrants and Options

Under the 1940 Act, MCG is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of its total outstanding shares of capital stock. This amount is reduced to 20% of MCG’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the total outstanding shares of capital stock. MCG has received exemptive relief from the SEC permitting MCG to issue restricted stock to its employees and directors subject to the above conditions, among others. See “—Exemptive and Other Relief”.

Indebtedness and Senior Securities

MCG will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, MCG may not be permitted to declare any cash dividend or other distribution on its outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, it has asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. MCG may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes.

Capital Structure

As a BDC, MCG generally cannot issue and sell its common stock at a price below the current NAV per share. MCG may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the current NAV of its common stock in a rights offering to MCG stockholders if: 1) the MCG board of directors determines that such sale is in the best interests of MCG and its stockholders; 2) MCG stockholders approve the sale of MCG Common Stock at a price that is less than the current NAV; and 3) the price at which MCG Common Stock is to be issued and sold is not less than a price that, in the determination of its board of directors, closely approximates the market value of such securities (less any sales load).

MCG may also be prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of its directors who are not interested persons and, in some cases, prior approval by the SEC.

MCG does not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, MCG generally cannot acquire more than 3% of the voting stock of any registered investment company (as defined in the 1940 Act), invest more than 5% of the value of its total assets in the securities of one such investment company or invest more than 10% of the value of its total assets in the securities of such investment companies in the aggregate.

1940 Act Code of Ethics

MCG has adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions by its officers and directors. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by MCG, so long as such investments are made in accordance with the code’s requirements. MCG’s Amended and Restated Code of Ethics, or 1940 Act Code of Ethics, will generally not permit investments by the MCG’s employees in securities that may be purchased or held by the company. MCG may be prohibited under the 1940 Act from conducting certain transactions with its affiliates without the prior approval of MCG directors who are not interested persons and, in some cases, the prior approval of the SEC.

A copy of MCG’s 1940 Act Code of Ethics is available on its website at http://www.mcgcapital.com. MCG is not including the information contained on its website as a part of, or incorporating it by reference into, this joint proxy statement and prospectus. In addition, you may read and copy the 1940 Act Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the 1940 Act Code of Ethics attached as an exhibit to its registration statement and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the 1940 Act Code of Ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies And Procedures

MCG votes proxies relating to its portfolio securities in the best interest of MCG stockholders. MCG reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the company. Although MCG generally votes against proposals that may have a negative impact on its portfolio securities, it may vote for such a proposal if there are compelling long-term reasons to do so.

MCG’s proxy voting decisions are discussed with the committee that is responsible for monitoring each of its investments. To ensure that its vote is not the product of a conflict of interest, MCG requires that: (i) anyone involved in the decision-making process disclose to MCG’s General Counsel and Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how MCG intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive And Other Relief

MCG has received an exemptive order from the SEC to permit it to issue restricted shares of MCG Common Stock as part of the compensation packages for certain of its employees and directors. MCG believes that the particular characteristics of its business, the dependence it has on key personnel to conduct its business effectively and the highly competitive environment in which it operates requires the use of equity-based compensation for MCG personnel in the form of restricted stock. The issuance of restricted shares of MCG Common Stock requires the approval of MCG stockholders. In June 2006, MCG’s stockholders approved its Amended and Restated 2006 Employee Restricted Stock Plan, or the 2006 Plan, and its Amended and Restated 2006 Non-Employee Director Restricted Stock Plan.

Awards under the 2006 Plan must comply with all aspects of the SEC’s order, including the following:

•	no one person may be granted awards totaling more than 25% of the shares available;

•	in any fiscal year, no person may be granted awards in excess of 500,000 shares of MCG Common Stock; and

•	the total number of shares that may be outstanding as restricted shares under all of MCG’s compensation plans may not exceed 10% of the total number of its shares of common stock authorized and outstanding at any time.

MCG requested the assurance of the staff of the Division of Investment Management that it would not recommend enforcement action to the SEC under the 1940 Act or Rule 17d-1 thereunder if it engaged in a stock repurchase program and did not rescind awards of restricted stock previously awarded in compliance with the terms and conditions of the exemptive order of the SEC so long as MCG agreed not to issue additional restricted stock under any compensation plan unless such issuance, together with all restricted stock outstanding under all compensation plans, does not exceed 10% of MCG’s outstanding common stock at the time of such issuance less the total number of shares previously issued, in the aggregate, pursuant to all compensatory plans. On September 27, 2013, the no-action letter was issued by the SEC.

Other

MCG will be examined periodically by the SEC for compliance with the Exchange Act and the 1940 Act.

As with other companies regulated by the 1940 Act, MCG must adhere to certain substantive regulatory requirements. A majority of MCG’s directors must be persons who are not interested persons, as that term is defined in the 1940 Act. MCG must provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a BDC, MCG cannot protect any director or officer against any liability to MCG stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

MCG is required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. Mr. Tod K. Reichert, MCG’s General Counsel and Chief Compliance Officer, is responsible for administering these policies and procedures.

Compliance With The Sarbanes-Oxley Act Of 2002 And The Nasdaq Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. The Sarbanes-Oxley Act requires MCG to review its policies and procedures to determine whether the company comply with it and the regulations promulgated thereunder.

The NASDAQ Global Select Market has also adopted various corporate governance requirements as part of its listing standards. MCG believes it is in compliance with such corporate governance listing standards.

Certain U.S. Federal Income Tax Considerations

Effective as of January 1, 2002, MCG has elected to be treated as a RIC, under Subchapter M of the Code. As a RIC, MCG generally does not have to pay corporate taxes on any income it distributes to its stockholders as dividends, which allows MCG to reduce or eliminate its corporate-level tax liability. To continue to qualify as a RIC, MCG must, among other things, meet certain source-of-income and asset diversification requirements (as defined below). In addition, to qualify for RIC tax treatment MCG must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally MCG’s ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses, collectively referred to as the 90% Distribution Requirement.

Taxation As A Regulated Investment Company

If MCG:

•	continues to qualify as a RIC, and

•	distributes each year to stockholders at least 90% of its investment company taxable income, which is defined in the Code generally as ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses,

MCG will be entitled to deduct and, therefore, will not be subject to U.S. federal income tax on, the portion of its income it distributes or is deemed to distribute to stockholders. MCG will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed) to MCG stockholders. MCG will be subject to a 4% nondeductible U.S. federal excise tax, or 4% excise tax, to the extent it does not make specified levels of distributions (actually or on a deemed basis) in a timely manner. MCG is subject as a RIC to the 4% excise tax to the extent that it does not distribute (on either an actual or deemed basis): 98% of its ordinary income for each calendar year; 98.2% of its capital gain net income for each calendar year; and any income realized, but not distributed, in prior calendar years.

To qualify as a RIC for federal income tax purposes, MCG must, among other things:

1.	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

2.	derive in each taxable year at least 90% of its gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership;” and

3.	diversify its holdings so that at the end of each quarter of the taxable year:

a.	at least 50% of the value of its assets consist of cash, cash items, U.S. government securities, securities of other RICs, and other securities, if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer; and

b.	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable Code rules, by MCG and are engaged in the same or similar or related trades or businesses or (iii) one or more “qualified publicly traded partnerships.”

MCG may be required to recognize taxable income even when it does not receive cash. For example, if MCG holds debt obligations that are treated under applicable tax rules as having original issue discount, MCG must include in taxable income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the company in the same taxable year. MCG also may have to include in taxable income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of accrual, MCG may be required to make a cash distribution to its stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though the company will not have received any cash representing such income.

If MCG fails to satisfy the 90% Distribution Requirement or fails to qualify as a RIC in any taxable year, it would be subject to tax in that year on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or after January 1, 2013 would be taxable to MCG stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% or 20% maximum tax rate (depending on income thresholds) to the extent of MCG’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of MCG’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Employees

As of March 31, 2015, MCG employed six full-time employees, including investment, portfolio and operations professionals, in-house counsel and administrative staff. All of these employees are located in MCG’s corporate headquarters in Arlington, Virginia. MCG’s employees are not represented by any collective bargaining unit and MCG believes that its relations with its employees are good.

Legal Proceedings

From time to time, MCG is a party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies. Furthermore, third parties may try to seek to impose liability on MCG in connection with the activities of MCG’s portfolio companies.

Between May 6, 2015, and May 18, 2015, a number of putative class action lawsuits were filed by stockholders of MCG challenging the Merger in the Delaware Court of Chancery. The complaints were consolidated and on June 10, 2015, a consolidated class action complaint was filed. The consolidated complaint alleges that MCG’s directors violated their fiduciary duties by, among other things, not protecting against their supposed conflicts of interest and failing to take steps to maximize the consideration to be received by MCG’s stockholders in the Merger. The consolidated complaint also alleges that PFLT, Sub One, Sub Two and the PFLT Investment Adviser have aided and abetted the MCG directors’ purported breach of fiduciary duties. The complaint demands, among other things, a preliminary and permanent injunction against the Merger and rescission of the transaction to the extent that it has been implemented. MCG believes that the consolidated complaint is without merit.

While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, MCG does not expect these matters will affect its financial condition or results of operations or the outcome of the Merger. However, there can be no assurance whether any pending legal proceedings will have a material adverse effect on MCG’s financial conditions or results of operations in any future reporting period or delay or prevent the Merger from becoming effective with the agreed upon timeframe or at all.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MCG

Overview

MCG is a solutions-focused commercial finance company that provides capital and advisory services to lower middle-market companies throughout the United States. Generally, MCG’s portfolio companies use its capital investment to finance acquisitions, recapitalizations, buyouts, organic growth, working capital and other general corporate purposes.

MCG is an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under 1940 Act. As a BDC, MCG must meet various regulatory tests, which include investing at least 70% of its total assets in private or thinly traded public U.S.-based companies and limitations on its ability to incur indebtedness unless immediately after such borrowing it has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt generally may not exceed 50% of the value of its assets).

In addition, MCG has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, MCG must meet certain requirements, including certain minimum distribution requirements. If MCG satisfies these requirements, it generally will not have to pay corporate-level taxes on any income MCG distributes to its stockholders as distributions, allowing the company to substantially reduce or eliminate its corporate-level tax liability. From time to time, MCG’s wholly owned subsidiaries may execute transactions that trigger corporate-level tax liabilities. In such cases, MCG recognizes a tax provision in the period when it becomes more likely than not that the taxable event will occur.

On April 28, 2015, MCG entered into a definitive merger agreement with PFLT, Sub One, Sub Two and PFLT Investment Adviser. Pursuant to the Merger Agreement, Sub One will merge with and into MCG, with MCG as the surviving company and a wholly owned subsidiary of PFLT and, immediately thereafter and as a single integrated transaction, MCG will merge with and into Sub Two, with Sub Two as the surviving company. In the Merger, MCG stockholders will have the right to receive a number of shares of PFLT Common Stock equal to $4.521 for each share of MCG Common Stock held immediately prior to the Initial Merger (including shares of restricted MCG Common Stock which will vest upon the effective time), as well as $0.226 in cash consideration (subject to upward adjustment based on the market price of PFLT Common Stock).

The transaction has been approved by the boards of directors of MCG and PFLT. Completion of the transaction is subject to customary closing conditions, including the approval of MCG and PFLT’s stockholders. See “Description of the Merger Agreement” and the rest of this joint proxy statement and prospectus for more details.

Portfolio and Investment Activity

As of March 31, 2015, the fair value of MCG’s investment portfolio was $50.1 million, which represents a $25.2 million, or 33.4%, decrease from the $75.3 million fair value as of December 31, 2014. The following sections describe the composition of MCG’s investment portfolio as of March 31, 2015 and key changes in its portfolio during the three months ended March 31, 2015.

Portfolio Composition

The following table summarizes the composition of MCG’s investment portfolio at fair value:

	March 31, 2015		December 31, 2014
(dollars in thousands)	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
Debt investments
Senior secured debt	$40,908	81.6%	$40,562	53.8%
Subordinated secured debt	8,991	17.9	22,460	29.8

Total debt investments	49,899	99.5	63,022	83.6

Equity investments
Preferred equity	—	—	12,044	16.0
Common/common equivalents equity	235	0.5	266	0.4

Total equity investments	235	0.5	12,310	16.4

Total investments	$50,134	100.0%	$75,332	100.0%

MCG’s debt instruments bear contractual interest rates ranging from 4.3% to 14.5%, a portion of which may be in the form of PIK. As of March 31, 2015, approximately 82.0% of the fair value of MCG’s loan portfolio had variable interest rates, based on either the LIBOR or the prime rate, and 18.0% of the fair value of MCG’s loan portfolio had fixed interest rates. As of March 31, 2015, approximately 62.9% of MCG’s loan portfolio, at fair value, had LIBOR floors of 2.0% on a LIBOR-based index or prime floors between 2.0% and 3.3%. At origination, MCG’s loans generally have four- to six-year stated maturities. Borrowers typically pay an origination fee based on a percentage of the total commitment and a fee on undrawn commitments.

The following table summarizes MCG’s investment portfolio by industry at fair value:

	March 31, 2015		December 31, 2014
(dollars in thousands)	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
Healthcare	$26,491	52.8%	$44,566	59.2%
Business services	14,182	28.3	14,172	18.8
Broadcasting	9,226	18.4	9,198	12.2
Other (a)	235	0.5	7,396	9.8

Total	$50,134	100.0%	$75,332	100.0%

(a)	No individual industry within this category exceeds 1%.

During the three months ended March 31, 2015, MCG had concentrations in certain industries, including the healthcare, business services and broadcasting industries. The following table summarizes MCG’s fair value and revenue concentrations in each of those industries:

	Investments at fair value				Revenue for the three months ended
	March 31, 2015		December 31, 2014		March 31, 2015		March 31, 2014
(dollars in thousands)	Amount	% of Total Portfolio	Amount	% of Total Portfolio	Amount	% of Total Revenue	Amount	% of Total Revenue
Industry
Healthcare	$26,491	52.8%	$44,566	59.2%	$1,101	56.3%	$2,131	22.8%
Business services	14,182	28.3	14,173	18.8	350	17.9	1,715	18.4
Broadcasting	9,226	18.4	9,198	12.2	126	6.4	164	1.8

Total	$49,899	99.5	$67,937	90.2	$1,577	80.6	$4,010	43.0

Changes in Investment Portfolio

The following table summarizes MCG’s total portfolio investment activity during the three months ended March 31, 2015 and 2014:

(in thousands)	Three months ended March 31
	2015	2014
Beginning investment portfolio	$75,332	$368,873
Originations and advances	384	6,706
Gross payments, reductions and sales of securities	(27,377)	(26,426)
Net realized gain (loss)	271	(4,488)
Unrealized depreciation	(7)	(23,173)
Reversals of unrealized depreciation	1,320	4,524
Origination fees and amortization of unearned income	211	282

Ending investment portfolio	$50,134	$326,298

Originations and Advances

The following table shows MCG’s originations and advances during the three months ended March 31, 2015 and 2014 by security type:

	Three months ended March 31,
	2015		2014
(dollars in thousands)	Amount	% of Total	Amount	% of Total
Debt investments
Senior secured debt	$305	79.4%	$4,880	72.8%
Subordinated debt
Secured	79	20.6	1,283	19.1
Unsecured	—	—	282	4.2

Total debt investments	384	100.0	6,445	96.1

Equity investments
Preferred equity	—	—	261	3.9

Total equity investments	—	—	261	3.9

Total originations and advances	$384	100.0%	$6,706	100.0%

Additionally, in connection with the sale of RadioPharmacy, MCG amended and restated its existing senior secured debt and provided first lien financing consisting of a $17.5 million term loan and a $1.0 million revolver at an interest rate of 8.5% due in December 2017.

Repayments, Sales and Other Reductions of Investment Portfolio

The following table shows MCG’s gross payments, reductions and sales of securities during the three months ended March 31, 2015 and 2014 by security type:

	Three months ended March 31,
	2015		2014
(dollars in thousands)	Amount	% of Total	Amount	% of Total
Debt investments
Senior secured debt	$135	0.5%	$2,335	8.8%
Subordinated secured debt	13,841	50.6	19,560	74.0

Total debt investments	13,976	51.1	21,895	82.8

Equity investments
Preferred equity	13,401	48.9	4,531	17.2

Total equity investments	13,401	48.9	4,531	17.2

Total gross payments, reductions and sales of securities	$27,377	100.0%	$26,426	100.0%

During the three months ended March 31, 2015 and 2014, MCG’s gross payments, reductions and sales of securities by transaction type included:

	Three months ended March 31,
(in thousands)	2015	2014
Principal repayments, reductions and loan sales	$13,500	$17,500
Sale of equity investments	7,000	4,348
Scheduled principal amortization	235	2,335
Collection of accrued paid-in-kind interest and dividends	6,642	2,243

Total gross payments, reductions and sales of securities	$27,377	$26,426

As shown in the following table, during the three months ended March 31, 2015, MCG monetized 3 portfolio investments with proceeds totaling $27.1 million:

	Three months ended March 31, 2015
(in thousands)	Principal Repayments and Proceeds from Loan Sales	Sale or Settlement of Equity Investments	PIK Interest and Dividend Prepayments	Total
Monetizations
RadioPharmacy Investors, LLC	$—	$7,000	$6,401	$13,401
Industrial Safety Technologies, LLC	7,000	—	241	7,241
Intrafusion Holdings, Inc.	6,500	—	—	6,500

Total monetizations	13,500	7,000	6,642	27,142
Other scheduled payments	235	—	—	235

Total gross payments, sales and other reductions of investment portfolio	$13,735	$7,000	$6,642	$27,377

The proceeds from these monetizations correlated closely with the most recently reported fair value of the associated investments.

Asset Quality

Asset quality is generally a function of portfolio company performance and economic conditions, as well as MCG’s underwriting and ongoing management of its investment portfolio. In addition to various risk management and monitoring tools, MCG uses the following investment rating system to characterize and monitor its expected level of returns on each investment in MCG’s portfolio:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected, but customer requires closer monitoring
4	Some loss of interest or dividend expected, but still expect an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of MCG’s investments on its1 to 5 investment rating scale at fair value as of March 31, 2015 and December 31, 2014:

(dollars in thousands)	March 31, 2015		December 31, 2014
Investment Rating	Investments at Fair Value	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio
1	$—	—%	$—	—%
2	—	—	22,460	29.8
3	49,899	99.5	40,562	53.8
4	—	—	12,044	16.0
5	235	0.5	266	0.4

Total	$50,134	100.0%	$75,332	100.0%

When one of MCG’s loans becomes more than 90 days past due, or if it otherwise does not expect the customer to be able to service its debt and other obligations, MCG will, as a general matter, place all or a portion of the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest have been brought current through payment or a restructuring such that the interest income is deemed to be collectible. However, the company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. If the fair value of a loan is below cost, MCG may cease recognizing PIK interest and/or the accretion of a discount on the debt investment until such time that the fair value equals or exceeds cost.

As of each of March 31, 2015 and December 31, 2014, MCG’s portfolio contained no loans that were more than 90 days past due or on non-accrual status.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three months ended March 31, 2015 and 2014.

Comparison Of The Three Months Ended March 31, 2015 and 2014

The following table summarizes the components of MCG’s net income for the three months ended March 31, 2015 and 2014:

	Three months ended March 31,		Variance
(dollars in thousands)	2015	2014	$	Percentage
Revenue
Interest and dividend income
Interest income	$1,507	$8,752	$(7,245)	(82.8)%
Dividend income	—	151	(151)	(100.0)
Loan fees	213	352	(139)	(39.5)

Total interest and dividend income	1,720	9,255	(7,535)	(81.4)
Advisory fees and other income	234	91	143	157.1

Total revenue	1,954	9,346	(7,392)	(79.1)

Operating expenses
Interest expense	—	1,990	(1,990)	(100.0)
Employee compensation
Salaries and benefits	1,307	1,088	219	20.1
Amortization of employee restricted stock	104	306	(202)	(66.0)

Total employee compensation	1,411	1,394	17	1.2
General and administrative expense	830	1,639	(809)	(49.4)

Total operating expense	2,241	5,023	(2,782)	(55.4)

Net operating (loss) income before net investment gain (loss) and income tax (benefit) provision	(287)	4,323	(4,610)	NM
Net investment gain (loss) before income tax provision	1,584	(23,255)	24,839	NM
Income tax (benefit) provision	(2)	4	(6)	NM

Net income (loss)	$1,299	$(18,936)	$20,235	NM

NM=Not Meaningful

Total Revenue

Total revenue includes interest and dividend income, loan fees, advisory fees and other income. The following sections describe the reasons for the variances in each major component of MCG’s revenue during the three months ended March 31, 2015 from the three months ended March 31, 2014.

Interest Income

The level of interest income that MCG earned depends upon the level of interest-bearing investments outstanding during the period, as well as the weighted-average yield on these investments. During the three months ended March 31, 2015, the total yield on MCG’s average debt portfolio at fair value was 11.7% compared to 11.4% during the three months ended March 31, 2014. The weighted-average yield varies each period because of changes in the composition of MCG’s portfolio of debt investments, changes in stated interest rates, accelerations of unearned fees on paid-off/restructured loans and the balance of loans on non-accrual status for which it is not accruing interest.

The following table shows the various components of the total yield on MCG’s average debt portfolio at fair value for the three months ended March 31, 2015 and 2014:

	Three months ended March 31,
	2015	2014
Average 90-day LIBOR	0.2%	0.2%
Spread to average LIBOR on average loan portfolio	10.2	12.1
Impact of fee accelerations of unearned fees on paid/restructured loans	1.3	—
Impact of non-accrual loans	—	(0.9)

Total yield on average loan portfolio	11.7%	11.4%

During the three months ended March 31, 2015, interest income was $1.5 million, compared to $8.8 million during the three months ended March 31, 2014, which represented a $7.2 million, or 82.8%, decrease. This decrease reflected a $6.7 million decrease in interest income resulting from an 81.6% decrease in MCG’s average loan balance, and a $0.5 million decrease in interest income attributable to a decrease in MCG’s net spread to LIBOR.

PIK Income

Interest income includes certain amounts that MCG has not received in cash, such as PIK interest. PIK interest represents contractually deferred interest that is added to the principal balance of the loan and compounded if not paid on a current basis. Borrowers may, in some instances, be required to prepay PIK because of certain contractual provisions or they may choose to prepay; however, more typically, PIK is paid at the end of the loan term. The following table shows the PIK-related activity for the three months ended March 31, 2015 and 2014, at cost:

	Three months ended March 31,
(in thousands)	2015	2014
Beginning PIK loan balance	$1,707	$12,132
PIK interest earned during the period	79	1,645
Payments received from PIK loans	(242)	(2,060)

Ending PIK loan balance	$1,544	$11,717

As of each of March 31, 2015 and 2014, all of MCG’s PIK loans were accruing interest. During the three months ended March 31, 2015, MCG received $0.2 million in PIK loan repayment related to the repayment in full of its loan to Industrial Safety Technologies, LLC. During the three months ended March 31, 2014, MCG received $2.1 million in PIK loan repayment related to the repayment in full of its loan to G&L Investment Holdings, LLC.

Dividend Income

MCG accretes dividends on equity investments with stated dividend rates as they are earned, to the extent that MCG believes the dividends will be paid ultimately and the associated portfolio company has sufficient value to support the accretion. Dividend accretion is included in the cost basis of the related equity instrument on MCG’s Consolidated Balance Sheets and Consolidated Schedule of Investments. MCG recognizes dividend income on other equity investments when the dividend is received. MCG’s dividend income varies from period to period because of changes in the size and composition of its equity investments, the yield from the investments in its equity portfolio and the ability of the portfolio companies to declare and pay dividends. During the three months ended March 31, 2015, MCG recognized no dividend income. During the three months ended March 31, 2014, MCG recognized $0.2 million of dividend income. In addition, during the three months ended March 31, 2015, MCG received payments on accrued dividends of $6.4 million from RadioPharmacy representing all outstanding accrued dividends. As of March 31, 2015, MCG had no accrued dividends.

Advisory Fees And Other Income

Advisory fees and other income primarily include fees related to prepayment, advisory and management services, equity structuring, syndication, bank interest and other income. Generally, advisory fees and other income relate to specific transactions or services and, therefore, may vary from period to period depending on the level and types of services provided. During the three months ended March 31, 2015, MCG earned $0.2 million of advisory fees and other income, which represented a $0.1 million, or 157.1%, increase from the three months ended March 31, 2014. This increase resulted principally from increased loan prepayment fees in the first quarter of 2015.

Total Operating Expenses

Total operating expenses include interest, employee compensation and general and administrative expenses. The reasons for these variances are discussed in more detail below.

Interest Expense

As of March 31, 2015 and December 31, 2014, MCG had no outstanding borrowings or borrowing facilities. During the three months ended March 31, 2014, MCG incurred $2.0 million of interest expense related to its $150.0 million of small business investment company, or SBIC, debentures owed to the United States Small Business Administration, or SBA, by Solutions Capital I, L.P., or Solutions Capital and its notes outstanding under the MCG Commercial Loan Trust 2006-1, or 2006-1 Trust. On September 2, 2014, MCG prepaid in full the SBIC debentures, which had a cost of funds, including the amortization of deferred financing costs, of 4.6%. In addition, on January 21, 2014, MCG repaid the 2006-1 Trust notes.

Employee Compensation

Employee compensation expense includes base salaries and benefits, variable annual incentive compensation and amortization of employee stock awards. During the three months ended March 31, 2015, MCG’s employee compensation expense was $1.4 million, which represented a 1.2% increase from the same period in March 31, 2014. MCG’s salaries and benefits expense increased by $0.2 million, or 20.1%, due to a $0.7 million increase in incentive compensation. Incentive compensation during the three months ended March 31, 2015 included $0.6 million related to the successful exit of RadioPharmacy in the first quarter of 2015. The increase in incentive compensation was partially offset by a $0.5 million decrease in base salaries and benefits. As of March 31, 2015, MCG had six employees compared to 15 employees as of March 31, 2014. Amortization of employee stock awards decreased $0.2 million, or 66.0%.

General And Administrative

During the three months ended March 31, 2015, general and administrative expense was $0.8 million, which represented a $0.8 million, or 49.4%, decrease compared to the same period in 2014.

•	General and administrative expense decreased $0.2 million due to a decrease in legal fees related to MCG’s lawsuit against various defendants involved in its subordinated loan transaction with Color Star Growers of Colorado, Inc., Vast, Inc. and Color Star LLC.

•	General and administrative expense decreased $0.2 million due to a decrease in severance costs related to employee terminations during the three months ended March 31, 2014.

General and administrative expense also decreased $0.4 million due to decreases in audit and accounting fees, corporate legal fees, employee recruiting costs and travel costs.

Net Investment (Loss) Gain Before Income Tax (Benefit) Provision

During the three months ended March 31, 2015, MCG recorded $1.6 million of net investment gain before income tax (benefit) provision, compared to $23.3 million of net investment loss during the same period in 2014.

These amounts represent the total of net realized gains and (losses), net unrealized appreciation (depreciation), and reversals of unrealized (appreciation) depreciation. MCG reverses unrealized (appreciation) depreciation at the time that it realizes the gain or (loss). The following table summarizes MCG’s realized and unrealized gain and (loss) on investments and changes in its unrealized appreciation and depreciation on investments for the three months ended March 31, 2015:

		Three months ended March 31, 2015
(in thousands)	Industry	Type	Realized Gain/ (Loss)	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized Depreciation/ (Appreciation)	Net (Loss)/ Gain
Portfolio Company
RadioPharmacy Investors, LLC	Healthcare	Control	$36	$—	$1,320	$1,356
Other (< $1.0 million net gain (loss))			235	(7)	—	228

Total			$271	$(7)	$1,320	$1,584

On March 31, 2015, pursuant to a definitive agreement dated as of January 17, 2015, MCG completed the sale through a merger of 100% of its equity interest in RadioPharmacy’s subsidiary, Pharmalogic Holdings Corp., to a private equity buyer. MCG received $13.4 million of proceeds resulting in a realized gain of $36,000 and a reversal of previously recorded unrealized depreciation of $1.3 million. The remaining unrealized depreciation and appreciation shown in the above table resulted predominantly from the change in the performance of certain of MCG’s portfolio companies.

The following table summarizes MCG’s realized and unrealized (loss) and gain on investments and changes in its unrealized appreciation and depreciation on investments for the three months ended March 31, 2014:

			Three months ended March 31, 2014
(in thousands)	Note	Industry	Type	Realized Gain/(Loss)	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized Depreciation/ (Appreciation)	Net (Loss)/ Gain
Portfolio Company
Education Management, Inc.	1	Education	Affiliate	$—	$(15,151)	$—	$(15,151)
RadioPharmacy Investors, LLC	2	Healthcare	Control	—	(6,339)	—	(6,339)
G&L Investment Holdings, LLC	3	Insurance	Non-Affiliate	(4,523)	—	4,523	—
Other (< $1.0 million net gain (loss))				35	(1,800)	—	(1,765)

Total				$(4,488)	$(23,290)	$4,523	$(23,255)

1.	In the first quarter of 2014, MCG recorded $15.2 million of unrealized depreciation on its investment in Education Management, Inc. to reflect operational, financial and business challenges facing the company.
2.	Furthermore, MCG reduced its valuation multiple for RadioPharmacy and recorded $6.3 million of unrealized depreciation based on volume, pricing and supply-cost challenges facing the company’s core business.
3.	In addition, during the three months ended March 31, 2014, MCG sold its preferred and common equity investments in G&L Investment Holdings, LLC resulting in a realized loss of $4.5 million and a reversal of previously recorded unrealized depreciation of $4.5 million.

Income Tax (Benefit) Provision

During the three months ended March 31, 2015, MCG recorded an income tax benefit of $2,000, which was primarily attributable a refund received by one of its taxable subsidiaries. During the three months ended March 31, 2014, MCG recorded an income tax provision of $4,000, which was primarily attributable to flow-through taxable income on certain investments held by MCG subsidiaries.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the years ended December 31, 2014 and 2013.

Comparison Of The Years Ended December 31, 2014 and 2013

The following table summarizes the components of MCG’s net income for the twelve months ended December 31, 2014 and 2013:

	Years ended December 31,		Variance
(dollars in thousands)	2014	2013	$	Percentage
Revenue
Interest and dividend income
Interest income	$22,294	$43,106	$(20,812)	(48.3)%
Dividend income	547	2,554	(2,007)	(78.6)
Loan fees	2,675	3,165	(490)	(15.5)

Total interest and dividend income	25,516	48,825	(23,309)	(47.7)
Advisory fees and other income	1,297	1,660	(363)	(21.9)

Total revenue	26,813	50,485	(23,672)	(46.9)

Operating expenses
Interest expense	7,339	9,087	(1,748)	(19.2)
Employee compensation
Salaries and benefits	4,516	4,928	(412)	(8.4)
Amortization of employee restricted stock	1,804	1,179	625	53.0

Total employee compensation	6,320	6,107	213	3.5
General and administrative expense	10,011	5,381	4,630	86.0
Restructuring expense	—	14	(14)	(100.0)

Total operating expense	23,670	20,589	3,081	15.0

Net operating income before net investment loss, loss on extinguishment of debt and income tax (benefit) provision	3,143	29,896	(26,753)	(89.5)
Net investment loss before income tax (benefit) provision	(24,179)	(28,594)	4,415	(15.4)
Income tax (benefit) provision	(193)	126	(319)	NM

Net income	$(20,843)	$1,176	$(22,019)	NM

NM=Not Meaningful

Total Revenue

Total revenue includes interest and dividend income, loan fees, advisory fees and other income. The following sections describe the reasons for the variances in each major component of MCG’s revenue during the twelve months ended December 31, 2014 from the twelve months ended December 31, 2013.

Interest Income

The level of interest income that MCG earns depends upon the level of interest-bearing investments outstanding during the period, as well as the weighted-average yield on these investments. During each of the twelve months ended December 31, 2014 and December 31, 2013, the total yield on MCG’s average debt portfolio at fair value was 12.2%. The weighted-average yield may vary each period because of changes in the composition of its portfolio of debt investments, changes in stated interest rates, accelerations of unearned fees on paid-off/restructured loans and the balance of loans on non-accrual status for which MCG is not accruing interest.

The following table shows the various components of the total yield on MCG’s average debt portfolio at fair value for the twelve months ended December 31, 2014 and 2013:

	Year ended December 31
	2014	2013
Average 90-day LIBOR	0.2%	0.3%
Spread to average LIBOR on average loan portfolio	11.3	11.9
Impact of fee accelerations of unearned fees on paid/restructured loans	0.7	0.3
Impact of non-accrual loans	—	(0.3)

Total yield on average loan portfolio	12.2%	12.2%

During the twelve months ended December 31, 2014, interest income was $22.3 million, compared to $43.1 million during the twelve months ended December 31, 2013, which represented a $20.8 million, or 48.3%, decrease. This decrease reflected (i) an $18.7 million decrease resulting from a 45.7% decrease in MCG’s average loan balance, (ii) a $1.9 million decrease resulting from loans that were on non-accrual status during the twelve months ended December 31, 2014 but that had been accruing interest during the twelve months ended December 31, 2013 (iii) a $0.2 million decrease due to interest rate floors and (iv) a $0.1 million decrease related to the decrease in LIBOR. These decreases were partially offset by a $0.1 million increase in interest income attributable to MCG’s net spread to LIBOR.

PIK Income

The following table shows the PIK-related activity for the twelve months ended December 31, 2014 and 2013, at cost:

	Year ended December 31
(in thousands)	2014	2013
Beginning PIK loan balance	$12,132	$9,043
PIK interest earned during the period	2,863	6,480
Interest receivable converted to PIK	—	605
Payments received from PIK loans	(12,135)	(3,381)
Realized loss	(1,153)	(615)

Ending PIK loan balance	$1,707	$12,132

As of each of December 31, 2014 and 2013, all of MCG’s PIK loans were accruing interest. During the twelve months ended December 31, 2014, the payments received from PIK loans included $5.3 million collected in connection with the repayment of its loan to Cruz Bay Publishing, Inc., $2.1 million related to the repayment in full of MCG’s loan to G&L Investment Holdings, LLC, $1.5 million collected in connection with the sale of MCG’s loan to SC Academy Holdings, Inc., $0.9 million collected in connection with the repayment of MCG’s loan to West World Media, LLC, $0.9 million in payments on MCG’s loan to RadioPharmacy Investors, LLC and $0.5 million collected in connection with the repayment of MCG’s loan to Hammond’s Candies Since 1920 II, LLC. The payments received from PIK loans during the twelve months ended December 31, 2013, included $1.0 million collected in conjunction with the partial repayment of MCG’s investment in Education Management, Inc., as well as $0.8 million and $0.5 million collected in conjunction with the repayments in full of MCG’s investments in NDSSI Holdings, LLC and Contract Datascan Holdings, Inc., respectively.

Dividend Income

During the twelve months ended December 31, 2014 and 2013, MCG recognized dividend income of $0.5 million and $2.6 million, respectively. In addition, during the twelve months ended December 31, 2014 and 2013, MCG received payments on accrued dividends of $0.7 million and $0.9 million, respectively. As of December 31, 2014, the balance of accrued dividends was $6.4 million, which was related to MCG’s equity investment in RadioPharmacy Investors, LLC.

Advisory Fees And Other Income

During the twelve months ended December 31, 2014, MCG earned $1.3 million of advisory fees and other income, which represented a $0.4 million, or 21.9%, decrease from the twelve months ended December 31, 2013. This decrease resulted from a decrease in amendment and management fees of $0.3 million and a decrease in interest on cash of $0.1 million.

Total Operating Expenses

Total operating expenses include interest, employee compensation and general and administrative expenses. The reasons for these variances are discussed in more detail below.

Interest Expense

During the twelve months ended December 31, 2014, MCG incurred $7.3 million of interest expense, which represented a $1.7 million, or 19.2%, decrease from the same period in 2013. On September 2, 2014, MCG prepaid in full the $150.0 million of SBIC debentures owed to the SBA by Solutions Capital I, L.P., or Solutions Capital, which had a cost of funds, including the amortization of deferred financing costs, of 4.6%. In connection with the repayment of the SBIC debentures, MCG recorded $2.3 million of accelerated deferred financing costs in interest expense. In addition, interest expense for the twelve months ended December 31, 2014 includes $0.2 million of interest and deferred financing costs associated with the MCG Commercial Loan Trust 2006-1, or 2006-1 Trust, which MCG terminated in January 2014. As of December 31, 2014, MCG had no outstanding borrowings or borrowing facilities.

During the year ended December 31, 2014, MCG’s average borrowings declined to approximately $108 million from an average of approximately $201 million for the same period in 2013, which accounted for a $3.8 million reduction in MCG’s interest expense. In addition, interest expense decreased by $0.1 million due to a decrease in the average LIBOR rate from 0.27% to 0.23%. These decreases were offset by $1.7 million related to increased amortization of debt issuance costs and $0.4 million attributable to the spread to LIBOR increasing from approximately 3.63% to 3.83%.

Employee Compensation

Employee compensation expense includes base salaries and benefits, variable annual incentive compensation and amortization of employee stock awards. During the twelve months ended December 31, 2014, MCG’s employee compensation expense was $6.3 million, which represented a $0.2 million, or 3.5%, increase from the same period in 2013. MCG’s salaries and benefits decreased by $0.4 million, or 8.4%, due to a $1.3 million decrease in base salaries and benefits, offset by a $0.9 million increase in incentive compensation. During the twelve months ended December 31, 2014, MCG incurred $1.3 million in incentive compensation tied to successful Solutions Capital investment exits. As of December 31, 2014, MCG had six employees compared to 17 employees as of December 31, 2013. Amortization of employee stock awards for the year ended December 31, 2014 includes $1.1 million of accelerated amortization related to the retirement of MCG’s former chief executive officer and other employee terminations.

General And Administrative

During the twelve months ended December 31, 2014, general and administrative expense was $10.0 million, which represented a $4.6 million, or 86.0%, increase compared to the same period in 2013.

•	General and administrative expense increased $2.6 million due to an increase in severance costs. General and administrative expense for the year ended December 31, 2014 includes $2.2 million in severance related to the retirement of MCG’s former chief executive officer and $1.2 million in severance related to other employee terminations.

•	General and administrative expense increased $2.0 million due to an increase in legal fees. Legal fees expense for the year ended December 31, 2014 included $2.3 million related to MCG’s lawsuit against various defendants involved in its subordinated loan transaction with Color Star Growers of Colorado, Inc., Vast, Inc. and Color Star LLC.

•	General and administrative expense increased $0.3 million due to an increase in professional services fees. Professional services fees expense for the year ended December 31, 2014 included $0.3 million in contractual payments due MCG’s former chief executive officer tied to successful Solutions Capital investment exits.

•	General and administrative expense decreased $0.3 million due to a reduction in audit and accounting fees, third party valuation fees, dues and subscriptions and other expense items of the business.

Net Investment (Loss) Gain Before Income Tax (Benefit) Provision

During the twelve months ended December 31, 2014, MCG incurred $24.2 million of net investment losses before income tax (benefit) provision, compared to $28.6 million during the same period in 2013. These amounts represent the total of net realized gains and (losses), net unrealized appreciation (depreciation), and reversals of unrealized (appreciation) depreciation. MCG reverses unrealized (appreciation) depreciation at the time that it realizes the gain or (loss). The following table summarizes MCG’s realized and unrealized gain and (loss) on investments and changes in its unrealized appreciation and depreciation on investments for the twelve months ended December 31, 2014:

			Year ended December 31, 2014
(in thousands)	Note	Industry	Type	Realized Gain/ (Loss)	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized Depreciation/ (Appreciation)	Net (Loss)/ Gain
Portfolio Company
Education Management, Inc.	1	Education	Affiliate	$(20,727)	$(15,984)	$20,810	$(15,901)
SC Academy Holdings, Inc.	2	Education	Non-Affiliate	(4,037)	—	—	(4,037)
Golden Knight II CLO, Ltd.	3	Diversified Financial Services	Non-Affiliate	(429)	(1,236)	429	(1,236)
RadioPharmacy Investors, LLC	4	Healthcare	Control	—	(1,131)	—	(1,131)
Maverick Healthcare Equity, LLC	5	Healthcare	Non-Affiliate	(1,177)	(591)	1,138	(630)
Jet Plastica Investors, LLC	6	Plastic Products	Control	(3,371)	—	3,897	526
C7 Data Centers, Inc.	7	Business Services	Affiliate	2,000	(207)	(1,275)	518
Summit Business Media Parent Holding Company LLC	8	Information Services	Non-Affiliate	(5,717)	(27)	5,305	(439)
Advanced Sleep Concepts, Inc.	9	Home Furnishings	Non-Affiliate	(5,741)	317	5,746	322
Legacy Cabinets Holdings II, Inc.	10	Home Furnishings	Non-Affiliate	(1,665)	283	1,665	283
G&L Investment Holdings, LLC	11	Insurance	Non-Affiliate	(4,416)	—	4,523	107
GMC Television Broadcasting, LLC	12	Broadcasting	Control	(16,046)	35	16,046	35
Other (< $1.0 million net gain (loss))				(1,311)	(3,285)	2,000	(2,596)

Total				$(62,637)	$(21,826)	$60,284	$(24,179)

1.	MCG sold its senior debt and preferred stock investment in Education Management, Inc. for net proceeds of $3.5 million resulting in a realized loss of $20.7 million and the reversal of previously recorded unrealized depreciation of $20.8 million.
2.	MCG sold its subordinated debt investment in SC Academy Holdings, Inc. for net proceeds of $11.1 million resulting in a realized loss of $4.0 million.
3.	MCG sold its investment in Golden Knight II CLO, Ltd. for proceeds of $1.6 million resulting in a realized loss of $0.4 million and the reversal of previously recorded unrealized depreciation of $0.4 million.
4.	In January 2015, MCG entered into a merger agreement to sell its largest equity investment, Pharmalogic Holdings Corp., a subsidiary of RadioPharmacy Investors, LLC. As of December 31, 2014, the fair value estimate of its investment in RadioPharmacy Investors, LLC reflects the net sales proceeds from this transaction.
5.	MCG sold its equity investment in Maverick Healthcare Equity, LLC for net proceeds of $0.8 million resulting in a realized loss of $1.2 million and the reversal of previously recorded unrealized depreciation of $1.1 million.
6.	MCG received the final proceeds for the sale of the assets of Jet Plastica Investors, LLC of $0.5 million resulting in a realized loss of $3.4 million and the reversal of previously recorded unrealized depreciation of $3.9 million.
7.	MCG sold its equity investment in C7 Data Centers, Inc. for net proceeds of $4.0 million resulting in a realized gain of $2.0 million and the reversal of previously recorded unrealized appreciation of $1.3 million.

8.	MCG sold its equity investment in Summit Business Media Parent Holding Company LLC for net proceeds of $0.2 million resulting in a realized loss of $5.7 million and the reversal of previously recorded unrealized depreciation of $5.3 million.
9.	MCG sold its senior and subordinated debt investment in Advanced Sleep Concepts, Inc. for net proceeds of $4.5 million resulting in a realized loss of $5.7 million and the reversal of previously recorded unrealized depreciation of $5.7 million.
10.	MCG sold its equity investment in Legacy Cabinets Holdings II, Inc. for net proceeds of $0.5 million resulting in a realized loss of $1.7 million and the reversal of previously recorded unrealized depreciation of $1.7 million.
11.	MCG sold its preferred and common equity investments in G&L Investment Holdings, LLC resulting in a realized loss of $4.4 million and a reversal of previously recorded unrealized depreciation of $4.5 million.
12.	In addition, in December 2014, MCG wrote off its subordinated debt and equity investments in GMC Television Broadcasting, LLC resulting in a realized loss of $16.0 million and a reversal of previously recorded unrealized depreciation of $16.0 million.

The remaining unrealized depreciation and appreciation shown in the above table resulted predominantly from the change in the performance of certain of MCG’s portfolio companies and the multiples used to value certain of its investments.

The following table summarizes MCG’s realized and unrealized (loss) and gain on investments and changes in its unrealized appreciation and depreciation on investments for 2013:

			Year ended December 31, 2013
(in thousands)		Industry	Type	Realized Gain/(Loss)	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized Depreciation/ (Appreciation)	Net (Loss)/ Gain
Portfolio Company	Note
Color Star Growers of Colorado, Inc.	1	Agriculture	Non-Affiliate	$(13,522)	$(327)	$327	$(13,522)
Virtual Radiologic Corporation	2	Healthcare	Non-Affiliate	(6,298)	(3,341)	4,841	(4,798)
RadioPharmacy Investors, LLC	3	Healthcare	Control	—	(4,655)	—	(4,655)
G&L Investment Holdings, LLC	4	Insurance	Non-Affiliate	—	(3,870)	—	(3,870)
Education Management, Inc.	5	Education	Affiliate	—	(3,627)	—	(3,627)
Advanced Sleep Concepts, Inc.	6	Home Furnishings	Non-Affiliate	(3,424)	(2,381)	3,249	(2,556)
Maverick Healthcare Equity, LLC	7	Healthcare	Non-Affiliate	—	(1,144)	—	(1,144)
Miles Media Group, LLC	8	Business Services	Affiliate	2,877	1,192	(1,170)	2,899
C7 Data Centers, Inc.	9	Business Services	Affiliate	—	1,114	—	1,114
Other (< $1 million net gain (loss))				(1,523)	2,395	693	1,565

Total				$(21,890)	$(14,644)	$7,940	$(28,594)

1.	In December 2013, Color Star Growers of Colorado, Inc. filed a voluntary pre-packaged chapter 11 plan to sell substantially all of its assets, which was approved by the U.S. Bankruptcy Court and became effective in January 2014. The proceeds from the sale were less than the claims senior to its subordinate debt investment, resulting in a realized loss of $13.5 million.
2.	MCG received $7.2 million from the sale of its debt investment in Virtual Radiologic Corporation, which resulted in a $6.3 million realized loss and a reversal of previously unrealized depreciation of $4.8 million.
3.	MCG recorded $4.7 million of unrealized depreciation on its investment in RadioPharmacy Investors, LLC due to an increased cost basis related to preferred dividends and to reflect a decrease in the performance of that company.
4.	During 2013, MCG recorded $3.9 million of unrealized depreciation on its investment in G&L Investment Holdings, LLC, to reflect proceeds from the January 2014 sale of its preferred and common stock investment.
5.	MCG recorded $3.6 million of unrealized depreciation on its investment in Education Management, Inc. to reflect a decrease in the performance of that company and the exchange, in the fourth quarter of 2013, of $5.0 million of principal of its senior debt investment for a new class of preferred stock of Education Management, Inc.
6.	During 2013, MCG wrote off its preferred and common equity investments in Advanced Sleep Concepts, Inc. resulting in a realized loss of $3.4 million and a reversal of previously recorded unrealized depreciation of $3.2 million. In addition, MCG recorded $2.4 million of unrealized depreciation on its investment in Advanced Sleep Concepts, Inc. to reflect a decrease in the performance of that company.
7.	MCG recorded $1.1 million of unrealized depreciation on its investment in Maverick Healthcare Equity, LLC to reflect a decrease in the performance of that company.
8.	MCG received $3.0 million for the sale of its equity investment in Miles Media Group, LLC, which resulted in a $2.9 million realized gain and a reversal of previously unrealized appreciation of $1.2 million.
9.	MCG recorded $1.1 million of unrealized appreciation on its investment in C7 Data Centers, Inc. to reflect improvement in the company’s performance and the value indicated by the sale of new preferred stock of C7 Data Centers, Inc. to third parties.

The remaining unrealized depreciation and appreciation shown in the above table resulted predominantly from a change in the performance of certain of MCG’s portfolio companies and the multiples used to value certain of its investments.

Income Tax (Benefit) Provision

During the twelve months ended December 31, 2014, MCG recorded an income tax benefit of $0.2 million, which was primarily attributable to a net operating loss carryback and lower than expected flow-through taxable income on certain investments held by its subsidiaries. During the twelve months ended December 31, 2013, MCG recorded an income tax provision of $0.1 million, which was primarily attributable to flow-through taxable income on certain investments held by its subsidiaries.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

MCG’s financial liquidity principally comes from its cash on hand, portfolio monetizations and net operating income. In addition to making investments in portfolio companies, MCG may use its available liquidity to pay dividends to its stockholders. For the three months ended March 31, 2015, MCG repurchased 1,061,075 shares of its common stock for $4.2 million at a weighted average price of $3.93 per share, representing a 16.1% discount from its quarterly weighted average NAV per share. For the year ended December 31, 2014, MCG repurchased 32,186,556 shares of its common stock for $120.0 million at a weighted average price of $3.73 per share, representing a 16.1% discount from its quarterly weighted average NAV per share. MCG also declared 24.5 cents per share in dividends and paid $15.4 million in total dividends.

For the three months ended March 31, 2015, MCG earned 11.7% on its average loan portfolio at fair value of $59.6 million. For the year ended December 31, 2014, MCG earned 12.2% on its average loan portfolio at fair value of $205.3 million and its weighted average cost to borrow was 6.7% (4.06% excluding the impact of amortization of deferred debt issuance costs) on average borrowings of $108.2 million. Including dividend income and fee income, MCG earned $3.1 million of net operating income.

At March 31, 2015, MCG had $115.9 million in cash and cash equivalents available for general corporate purposes and $0.2 million of restricted cash held in escrow. At December 31, 2014, MCG had $105.8 million in cash and cash equivalents available for general corporate purposes and $1.4 million of restricted cash held in escrow.

Borrowings

As of March 31, 2015 and December 31, 2014, MCG had no borrowings or borrowing facilities. During the twelve month period ended December 31, 2014, MCG (i) terminated its 2006-1 Trust; (ii) terminated the Bank of America Unsecured Revolver; (iii) prepaid in full the $150 million of SBIC debentures owed to the SBA by Solutions Capital and (iv) sold the remaining participating interest in its secured financing.

SBIC DEBENTURES

In September, 2014, MCG prepaid in full the $150 million of SBIC debentures owed to the SBA by Solutions Capital using excess restricted cash. After repayment, Solutions Capital surrendered its SBIC license to the SBA’s Office of SBIC Operations.

BANK OF AMERICA UNSECURED REVOLVER

In November 2012, MCG obtained an unsecured revolving credit facility with Bank of America, N.A. in the principal amount of $20.0 million. On April 21, 2014, based on its assessment of its excess liquidity, MCG terminated its undrawn Bank of America Unsecured Revolver.

MCG COMMERCIAL LOAN TRUST 2006-1

As of December 31, 2013, MCG had $25.2 million of securitized Class D Notes outstanding under the 2006-1 Trust, which was secured by $76.3 million of loans and equity investments and $13.9 million of cash. MCG retained all of the equity in the securitization. In November 2013, MCG directed the trustee to redeem the remaining notes on the next quarterly payment date and, on January 21, 2014, MCG repaid the Class D Notes in full and the loan and equity investments held by the 2006-1 Trust were transferred back to MCG, the parent.

Common Stock

MCG is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits MCG from selling shares of its common stock at a price below the current net asset value of such stock, except in limited circumstances, including approval by MCG stockholders of such a sale and certain determinations by the MCG board of directors.

STOCK REPURCHASE PROGRAMS

The following table summarizes MCG’s stock repurchases under its stock repurchase programs for the three months ended March 31, 2015.

Three months ended March 31, 2015
Dollar amount repurchased (in thousands)	$4,175
Shares repurchased	1,061,075
Average price per share	$3.93
Discount to quarterly weighted average net asset value per share	16.1%

On January 17, 2012, MCG’s board of directors authorized a stock repurchase program of up to $35.0 million, which was terminated after MCG effected repurchases totaling approximately $29.4 million. On October 25, 2013, MCG’s board of directors authorized a second stock repurchase program of up to $25.0 million. On February 28, 2014, MCG’s board of directors increased the second stock repurchase program to $35.0 million. On April 25, 2014, MCG’s board of directors terminated the second stock repurchase program effective as of May 2, 2014 and authorized a third stock repurchase program of up to $50.0 million effective as of May 5, 2014. On August 5, 2014, MCG’s board of directors terminated the third stock repurchase program and authorized a fourth stock repurchase program of up to $50.0 million effective as of August 12, 2014. On October 17, 2014, MCG’s board of directors suspended the fourth stock repurchase program. On December 18, 2014, the fourth stock repurchase program, which had been suspended during MCG’s modified “Dutch Auction” tender offer, was reinstated. In January 2015, the fourth stock repurchase program was discontinued. MCG has provided its stockholders with notice of its intention to repurchase shares of its common stock in accordance with 1940 Act requirements. MCG retired all shares of common stock that it purchased in connection with the stock repurchase program.

RESTRICTED STOCK

MCG requested and received the assurance of the staff of the Division of Investment Management that it would not recommend enforcement action to the SEC under the 1940 Act or Rule 17d-1 thereunder if MCG engages in a stock repurchase program and agrees not to issue additional restricted stock under any compensation plan unless such issuance, together with all restricted stock outstanding under all compensation plans, does not exceed 10% of MCG’s outstanding common stock at the time of such issuance less the total number of shares previously issued, in the aggregate, pursuant to all compensatory plans. Although as of March 31, 2015, there were 1,426,811 shares of MCG common stock available for issuance under MCG’s Third Amended and Restated 2006 Employee Restricted Stock Plan, or 2006 Plan, no shares of restricted stock could be issued under MCG’s 2006 Plan or its Third Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, because the 10% threshold set forth in the SEC’s order had been reached due to shares MCG repurchased under its stock repurchase program.

Cash And Cash Equivalents, Cash, Securitization Accounts, And Cash, Restricted

MCG’s Consolidated Balance Sheets and its Consolidated Statements of Cash Flows reflect three categories of cash: cash and cash equivalents; cash, securitization accounts; and cash, restricted. Each of these categories is described more fully below:

•	Cash and cash equivalents represents unrestricted cash, including checking accounts, interest bearing deposits collateralized by marketable debt securities and highly liquid investments with original maturities of 90 days or less. At March 31, 2015, MCG had $115.9 million of cash and cash equivalents. As of December 31, 2014 and 2013, MCG had $105.8 million and $91.6 million, respectively, in cash and cash equivalents. As of March 31, 2015, MCG’s cash and cash equivalents included $102.0 million that was held in interest-bearing accounts.

•	Cash, restricted includes cash held in escrow and, previously, cash held for regulatory purposes. As of March 31, 2015, cash held in escrow comprises the entire balance of restricted cash. Prior to the repayment in full of MCG’s SBIC debentures in September 2014, restricted cash predominately consisted of cash held by its SBIC. When MCG repaid the debentures and surrendered its SBIC license to the SBA in September, 2014, cash restrictions lapsed and MCG reclassified the remaining cash held by Solutions Capital to Cash and cash equivalents. As of March 31, 2015 and December 31, 2014, MCG had $0.2 million and $1.4 million of restricted cash, respectively.

•	Cash, securitization accounts previously included principal and interest payments received on securitized loans, which, were held in designated bank accounts until monthly or quarterly disbursements were made from the securitization trusts. MCG was generally required to use a portion of these amounts to pay interest expense, reduce borrowings or pay other amounts in accordance with the related securitization agreements. Cash in securitization accounts had a negative impact on MCG’s earnings since the interest it paid on borrowings typically exceeded the rate of return that it was able to earn on temporary cash investments. As of December 31, 2013, MCG had $13.9 million in cash, securitization accounts. On January 21, 2014, MCG terminated its 2006-1 Trust and the securitized cash was used to repay principal and interest due on the notes including the notes owned by MCG Capital, the parent.

As of March 31, 2015, MCG had $115.9 million of cash and cash equivalents and $0.2 million of restricted cash. During the twelve months ended December 31, 2014, MCG’s operating activities provided $280.0 million of cash and cash equivalents, and its financing activities used $265.8 million of cash and cash equivalents.

OFF-BALANCE SHEET ARRANGEMENTS

Financial Instruments

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of its customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

Commitments to extend credit include the unused portions of commitments that obligate MCG to extend credit in the form of loans, participations in loans, guarantees, letters of credit and other financial commitments. Commitments to extend credit would also include loan proceeds MCG is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

MCG does not report the unused portions of these commitments on its Consolidated Balance Sheets. As of March 31, 2015, MCG had $1.0 million of outstanding unused loan commitments. MCG believes that its operations, monetizations and unrestricted cash will provide sufficient liquidity to fund, as necessary, requests to draw on these unfunded commitments. MCG estimates that the fair value of these commitments was less than $0.1 million based on the fees that MCG currently charges to enter into similar arrangements, taking into account the creditworthiness of the counterparties. From time to time, MCG provides guarantees or standby letters of credit on behalf of its portfolio companies. As of March 31, 2015, MCG had no outstanding guarantees or standby letters of credit.

CONTRACTUAL OBLIGATIONS

The following table shows MCG’s contractual obligations as of March 31, 2015:

(in thousands)	Payments Due by Period
Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Operating leases	$513	$513	$—	$—	$—
Severance obligations (b)	1,073	1,073	—	—	—

Total contractual obligations	$1,586	$1,586	$—	$—	$—

(a)	Excludes the unused commitments to extend credit to its customers of $1.0 million as discussed above.
(b)	Represents remaining severance payments, employer taxes and incentive payments that MCG is obligated to pay stemming from the resignation of its former chief executive officer, which have been accrued in other liabilities on MCG’s Consolidated Balance Sheets.

DISTRIBUTIONS

MCG currently qualifies as a RIC for federal income tax purposes, which generally allows it to avoid paying corporate income taxes on any income or gains that it distributes to its stockholders. Generally, MCG intends to distribute sufficient dividends to eliminate taxable income and may distribute more than the taxable income, which amount would be considered a return of capital. As a RIC, MCG is subject to a 4% excise tax to the extent that it does not distribute on an actual or deemed basis: (i) 98.0% of its current year ordinary income; and (ii) 98.2% of its current year net capital gain income.

MCG may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions. In addition, MCG may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to it as a BDC under the 1940 Act. If MCG does not distribute a certain percentage of its income annually, MCG will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. MCG cannot assure stockholders that they will receive any distributions, or distributions at a particular level. MCG may make distributions to its stockholders of certain net capital gains. Since December 2001, MCG has declared aggregate per share distributions of $14.13.

The following table summarizes the distributions that MCG declared since January 1, 2013:

Date Declared	Record Date	Payable Date	Dividends per Share
August 5, 2014	August 20, 2014	August 29, 2014	$0.050
April 25, 2014	May 9, 2014	May 30, 2014	$0.070
February 28, 2014	March 14, 2014	March 28, 2014	$0.125
October 25, 2013	November 8, 2013	November 22, 2013	$0.125
July 26, 2013	August 9, 2013	August 30, 2013	$0.125
April 26, 2013	May 10, 2013	May 31, 2013	$0.125
March 1, 2013	March 15, 2013	March 29, 2013	$0.125

There were no distributions declared from January 1, 2015 through March 31, 2015. As of March 31, 2015, MCG has calculated an income tax loss for the full year resulting in no requirement for distributions. Actual determinations of the tax attributes of its distributions, including determinations of return of capital, are made annually as of the end of its fiscal year based upon its taxable income and distributions paid for the full year. Future distributions will take into account the requirements for MCG to distribute the majority of its taxable income to fulfill its distribution requirements as a RIC, together with an assessment of its gains and losses recognized or to be recognized for tax purposes, portfolio transactional events, liquidity, cash earnings and its asset coverage ratio at the time of such decision.

CRITICAL ACCOUNTING POLICIES

The Consolidated Financial Statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. The following are some of the more critical judgment areas that currently affect MCG’s financial condition and results of operations.

Income Recognition

MCG follows the policies described below to recognize income on its Consolidated Statement of Operations:

•	Interest Income—MCG accrues interest income if MCG expects that ultimately it will be able to collect it. Generally, when a loan becomes more than 90 days past due, or if MCG otherwise believes the customer is unable to service its debt and other obligations, MCG will, as a general matter, place all or a portion of the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest has been brought current through payment or restructuring such that the interest income is deemed to be collectible. However, MCG remains contractually entitled to this interest. MCG may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. MCG generally accrues PIK interest when collection is expected and ceases accruing PIK if there is insufficient value to support the accrual or it expects the customer is unable to pay all principal and interest due.

•	Dividend Income—MCG accretes dividends on equity investments, generally preferred equity, with stated dividend rates as they are earned, to the extent that it believes the dividends will be paid ultimately and the associated portfolio company has sufficient value to support the accretion. Dividend accretion is included in the cost basis of the related equity instrument on its Consolidated Balance Sheets and Consolidated Schedule of Investments. MCG records dividend income on common equity investments, and gains from realized distributions, when the dividend has been declared and is required to be paid.

•	Loan Origination Fees—MCG capitalizes loan origination fees, then amortizes these fees into interest income over the term of the loan using the effective interest rate method or on a straight-line basis when the loan has a revolving credit feature. In certain loan arrangements, MCG receives warrants or other equity interests from the borrower as additional origination fees. Typically, borrowers granting these interests are not traded publicly. MCG records the financial instruments received at fair value as determined in good faith by its board of directors. In certain cases, when MCG records a warrant or other equity instrument that results in a loan discount, it accretes the discount into income over the term of the loan.

•	Advisory Fees and Other Income—MCG charges its portfolio companies fees for services that it provides, including advisory and management services, prepayments, research, structuring, and other fees. MCG generally recognizes these fees when earned. MCG recognizes prepayment fees upon receipt. Finally, certain of the bank accounts in which MCG maintains cash balances pay interest, which it recognizes when the interest is earned.

Valuation Of Investments

Fair Value Measurements And Disclosures

MCG accounts for its investments at fair value in accordance with Accounting Standard Codification Topic 820—Fair Value Measurements and Disclosures, or ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs.

ASC 820 establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

ASC 820 Fair Value Hierarchy	Inputs to Fair Value Methodology
Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Quoted prices for similar assets or liabilities; quoted markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the financial instrument; inputs other than quoted prices that are observable for the asset or liability; or inputs that are derived principally from, or corroborated by, observable market information

Level 3	Pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption is unobservable or when the estimation of fair value requires significant management judgment

MCG categorizes a financial instrument in the fair value hierarchy based on the lowest level of input that is significant to its fair value measurement. In the event that transfers between these levels were to occur in the future, MCG would recognize those transfers as of the ending balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period.

Determination Of Fair Value In Good Faith

As a BDC, MCG invests primarily in illiquid securities, including debt and equity securities of private companies. To protect its investments and maximize its returns, MCG negotiates the structure of each equity security and the majority of the debt securities in its investment portfolio. MCG’s contracts with its portfolio companies generally include many terms governing interest rate, repayment terms, prepayment premiums, financial covenants, operating covenants, ownership and corporate governance rights, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, MCG’s loan agreements also allow for increases in the spread to the base index rate, if the portfolio company’s financial or operational performance deteriorates or shows negative variances from its business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the portfolio company’s plan. Generally, MCG’s investments are subject to some restrictions on resale and have no established trading market. Because of the type of investments that it makes and the nature of its business, MCG’s valuation processes require analyses of numerous market, industry and company-specific factors, including: the performance of the underlying investment; the financial condition of the portfolio company; changing market events; market prices, when available; estimates of market interest rates that would otherwise be made available to its portfolio companies; and other factors relevant to the individual security.

There is no single approach for determining fair value in good faith. Unlike banks, MCG is not permitted to provide a general reserve for anticipated loan losses. As a result, for portfolio investments that do not have an active market, MCG must apply business judgment to the specific facts and circumstances associated with each security to determine fair value.

Generally, MCG values securities that are traded in the over-the-counter market or on a stock exchange at the average of the prevailing bid and ask prices on the date of the relevant period end. When such market prices are not available, MCG uses several valuation methodologies to estimate the fair value of its investment portfolio, which generally results in a range of fair values from which it derives a single estimate of fair value. To determine a portfolio company’s fair value, MCG analyzes its historical and projected financial results, as well as key market value factors. In determining a security’s fair value, MCG assumes it would exchange it in an orderly transaction at the measurement date. MCG uses the following methods to determine the fair value of investments in its portfolio that are not traded actively:

•	Majority-Owned Control Investments—As of March 31, 2015, MCG had no majority-owned control investments. Market quotations are not readily available for these investments; therefore, MCG uses a combination of market and income approaches to determine their fair value. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited cases, book value. Generally, MCG applies multiples that it observes for other comparable companies to relevant financial data for the portfolio company in question. Also, in a limited number of cases, MCG uses income approaches to determine the fair value of these securities, based on its projections of the discounted future free cash flows that the portfolio company will likely generate, as well as industry derived capital costs. MCG’s valuation approaches for majority-owned investments estimate the value upon a hypothetical sale or exit and then allocates such value to the investment’s securities in order of their relative liquidation preference. In addition, MCG assumes that any outstanding debt or other securities that are senior to its securities are required to be repaid at par. These valuation approaches also consider the value of MCG’s ability to control the portfolio company’s capital structure and the timing of a potential exit.

•	Non-Control Investments—As of March 31, 2015, all of MCG’s investment portfolio is comprised of non-control investments. Quoted prices are not available for 99.5% of its non-control investments at fair value. For its non-control equity investments, MCG uses the same market and income approaches used to value its control investments. For non-control debt investments for which no quoted prices are available, MCG estimates fair value using a market-yield approach based on the expected future cash flows discounted at the loans’ effective interest rates, based on its estimate of current market rates. MCG may adjust discounted cash flow calculations to reflect other market conditions or the perceived credit risk of the borrower. In the event the fair value of a non-control debt investment, as determined by the same market or income approach used to value MCG’s control investments, is below MCG’s cost, it estimates the fair value using the market or income approach.

•	Thinly-Traded and Over-the-Counter Securities—Generally, MCG values securities that are traded in the over-the-counter market or on a stock exchange at the average of the prevailing bid and ask prices on the date of the relevant period end. However, MCG may apply a discount to the market value of restricted or thinly-traded public securities to reflect the impact that these restrictions have on the value of these securities. MCG reviews factors, including the trading volume, total securities outstanding and its percentage ownership of securities to determine whether the trading levels are active (Level 1) or inactive (Level 2). As of March 31, 2015, these securities represented 0.5% of MCG’s investment portfolio at fair value. MCG utilizes independent pricing services to arrive at certain of its fair value estimates. To corroborate “bid/ask” quotes from independent pricing services MCG performs a market-yield approach to validate prices obtained or obtain other evidence.

MCG’s valuation analyses incorporate the impact that key events could have on the securities’ values, including public and private mergers and acquisitions, purchase transactions, public offerings, letters of intent and subsequent debt or equity sales. MCG’s valuation analyses also include key external data, such as market changes and industry valuation benchmarks. MCG also engages independent valuation firms to provide additional data points for its quarterly valuation analyses. MCG’s general practice is to obtain an independent valuation or review of valuation at least once per year for each portfolio investment that had a fair value in excess of $5.0 million, unless the fair value has otherwise been derived through a sale of some or all of its investment in the portfolio company or is a new investment made within the last twelve months. In total, as of March 31, 2015, MCG either obtained a valuation or review from an independent firm, considered new investments made, pending sales of the investments or used market quotes in the preceding twelve-month period to calculate 100.0% of the fair value of its investment portfolio.

The majority of the valuations performed by the independent valuation firms utilize proprietary models and inputs. MCG has used, and intends to continue to use, independent valuation firms to provide additional support for its internal analyses.

MCG’s board of directors sets its valuation policies and procedures and determines the fair value of its investments. The investment and valuation committee of MCG’s board of directors meets at least quarterly with its executive management to review management’s recommendations of fair value of its investments. MCG’s board of directors considers its valuations, as well as the independent valuations and reviews, in its determination of the fair value of its investments.

Due to the uncertainty inherent in the valuation process, such fair value estimates may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that MCG ultimately realizes on these investments to differ from the valuations currently assigned.

Significant Unobservable Inputs

MCG’s investment portfolio is not composed of homogeneous debt and equity securities that can be valued with a small number of inputs. Instead, the majority of its investment portfolio is composed of complex debt and equity securities with distinct contract terms and conditions. As such, MCG’s valuation of each investment in its portfolio is unique and complex, often factoring in numerous different inputs, including the historical and forecasted financial and operational performance of the portfolio company, projected cash flows, market multiples, comparable market transactions, the priority of its securities compared with those of other investors, credit risk, interest rates, independent valuations and reviews and other inputs too numerous to list quantitatively herein.

The following table summarizes the significant unobservable inputs in the fair value measurements of MCG’s level 3 investments by category of investment and valuation technique as of March 31, 2015.

($ in thousands)	Fair Value	Valuation Techniques	Unobservable Inputs	Range		Weighted Average
				Minimum	Maximum
Senior debt	$40,908	Discounted Cash Flow	Market Interest Rate	6.5%	7.8%	7.1%
		Pending Transactions	Pending Transactions	N/A	N/A	N/A
Subordinated debt	8,991	Discounted Cash Flow	Market Interest Rate	14.5%	14.5%	14.5%

	$49,899

Recent Accounting Pronouncement

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09. This update supersedes the revenue recognition requirements in Accounting Standards Update No. 2011-230: Revenue Recognition (Topic 605), and most industry-specific guidance throughout the industry topics of the codification. The core principal of the update is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to exchange for those goods or services. In applying the revenue model to contracts within its scope, an entity should identify the contract(s) with a customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies a performance obligation. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. MCG is currently evaluating the potential impact the adoption of this update will have on its consolidated financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

MCG is subject to financial market risks, including changes in interest rates. In the event of financial downturns affecting the banking system and financial markets, the financial position and results of operations of certain of the middle-market companies in MCG’s portfolio could be affected adversely, which ultimately could lead to difficulty in their meeting debt service requirements and an increase in defaults.

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. MCG’s net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. As of March 31, 2015, approximately 82.0% of MCG’s loan portfolio, at fair value, bore interest at a spread to either the LIBOR or the prime rate, and 18.0% of the fair value of its loan portfolio had fixed interest rates. As of March 31, 2015, approximately 62.9% of its loan portfolio, at fair value, had LIBOR floors of 2.0% on a LIBOR-base index or prime floors between 2.0% and 3.3%. The three-month weighted-average LIBOR interest rate was 0.25% as of March 31, 2015. Thus, the LIBOR floors in these loan investments lessen the impact of such historically low LIBOR rates.

MCG regularly measures exposure to interest rate risk. MCG assesses interest rate risk and manages its interest rate exposure on an ongoing basis by comparing its interest rate sensitive assets to its interest rate sensitive liabilities. Based on this review, MCG determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

The following table shows a comparison of the interest rate base for MCG’s interest-bearing cash, outstanding commercial loans, at cost, and its outstanding borrowings as of March 31, 2015 and December 31, 2014:

	March 31, 2015		December 31, 2014
(in thousands)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Money market rate	$102,179	$—	$77,392	$—
LIBOR
90-day	39,561	—	52,771	—
Fixed rate	8,991	—	8,926	—

Total	$150,731	$—	$139,089	$—

In addition, as of March 31, 2015, MCG had $13.8 million of non-interest-bearing cash and cash equivalents.

Based on MCG’s March 31, 2015 balance sheet, the following table shows the impact to net income of hypothetical base rate increases in interest rates, assuming no changes in its investment and borrowing structure. The impact to net income of hypothetical base rate decreases in interest rates is not shown in the following table because as of March 31, 2015, the quarterly average LIBOR was 0.25% and a 100-basis point decrease could not occur:

(dollars in thousands)	Interest Income	Interest Expense	Net Income
Basis Point Change
100	$1,104	$—	$1,104
200	2,285	—	2,285
300	3,703	—	3,703

SENIOR SECURITIES OF MCG

As of March 31, 2015, MCG had no outstanding borrowings or borrowing facilities. This information about MCG’s senior securities should be read in conjunction with its Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information. The following table summarizes MCG’s borrowing facilities, the facility amounts and the amounts outstanding.

(dollars in thousands)		March 31, 2015		December 31, 2014		December 31, 2013
	Maturity Date	Total Facility/ Program	Amount Outstanding	Total Facility/ Program	Amount Outstanding	Total Facility/ Program	Amount Outstanding
SBIC (a)
2008-10B	September 2018	$—	$—	$—	$—	$2,600	$2,600
2009-10A	March 2019	—	—	—	—	12,000	12,000
2009-10B	September 2019	—	—	—	—	13,000	13,000
2010-10B	September 2020	—	—	—	—	27,500	27,500
2011-10A	March 2021	—	—	—	—	53,500	53,500
2012-10A	March 2022	—	—	—	—	41,400	41,400
MCG Commercial Loan Trust 2006-1 (b)
Series 2006-1 Class D Notes	April 2018	—	—	—	—	40,016	25,172
Bank of America Unsecured Revolver (c)
Unsecured Revolving Note	November 2014	—	—	—	—	20,000	—

Total borrowings		$—	$—	$—	$—	$210,016	$175,172

(a)	In September 2014, MCG repaid in full the SBIC Debentures.
(b)	In January 2014, MCG repaid in full the Series 2006-1 Class D Notes, or the Class D Notes.
(c)	In April 2014, MCG terminated the undrawn Bank of America Unsecured Revolver.

SBIC Debentures

In September 2014, MCG prepaid in full the $150 million of SBIC debentures owed to the SBA by Solutions Capital using excess restricted cash. After repayment, Solutions Capital surrendered its SBIC license to the SBA’s Office of SBIC Operations. In connection with the repayment of the SBIC debentures, MCG recorded $2.3 million of accelerated deferred financing costs in interest expense. From 2005-2014, Solutions Capital invested $468 million in 36 U.S. small businesses generating an approximate 12% IRR on its portfolio investments based on the total amounts invested and amounts received through the exit of the investments.

Bank of America Unsecured Revolver

In November 2012, MCG obtained an unsecured revolving credit facility with Bank of America, N.A. in the principal amount of $20.0 million. On April 21, 2014, based on its assessment of its excess liquidity, MCG terminated its undrawn Bank of America Unsecured Revolver.

MCG Commercial Loan Trust 2006-1

As of December 31, 2013, MCG had $25.2 million of securitized Class D Notes outstanding under the 2006-1 Trust, which was secured by $76.3 million of loans and equity investments and $13.9 million of cash. MCG retained all of the equity in the securitization. In November 2013, MCG directed the trustee to redeem the remaining notes on the next quarterly payment date and, on January 21, 2014, MCG repaid the Class D Notes in full and the loan and equity investments held by the 2006-1 Trust were transferred back to MCG, the parent.

PORTFOLIO COMPANIES OF MCG

The following is a listing of each portfolio company or its affiliate, together referred to as “portfolio companies,” in which MCG had an equity or debt investment at March 31, 2015. In addition to capital, MCG also offers managerial assistance to its portfolio companies. Typically, this assistance involves strategic advice, evaluation of business plans, financial modeling assistance and industry research and expertise.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Fair Value of Investment (1)	Voting Percentage Ownership
(dollar amounts in thousands)
Broadview Networks Holdings, Inc. (3)		Common Stock	$235	1.22	% (2)
800 Westchester Avenue Suite N501	Communications	Series A-1 Warrant to purchase Common Stock (expire 11/20)	$—	6.02	% (2)
Rye Brook, NY 10053		Series A-2 Warrant to purchase Common Stock (expire 11/20)	$—	2.28	% (2)

C7 Data Centers, Inc
14870 S. Pony Express RD Suite 200 Bluffdale, UT 84065	Business Services	Senior Debt (Due 9/19)	$14,182	—

GMC Television Broadcasting, LLC
1100 Wilson Boulevard Suite 3000 Arlington, VA 22209	Broadcasting	Senior Debt (Due 12/16)	$9,226	—

Pharmalogic Holdings Corp.
1 South Ocean Boulevard Suite 206 Boca Raton, FL 33432-5143	Healthcare	Senior Debt (Due 12/17)	$17,500	—

South Bay Mental Health Center, Inc.
1115 West Chestnut Street Brockton, MA 02301	Healthcare	Subordinated Debt (Due 10/17)	$8,991	—

(1)	The fair value of each investment is accounted for under Accounting Standard Codification Topic 820—Fair Value Measurements and Disclosures, or ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs.
(2)	Calculation based on 9,999,945 shares of common stock outstanding, as of December 31, 2014 and assumes the exercise of warrants held by MCG.
(3)	The common stock and warrants were sold in April 2015 for $235 thousand.

Description of Portfolio Companies

Broadview Networks Holdings, Inc. provides communications and information technology solutions to small and medium-sized businesses and enterprise customers in the United States. MCG entered into an agreement to sell its equity holdings in Broadview Networks Holdings, Inc in April 2015 and the sale was completed in May 2015.

C7 Data Centers, Inc., or C7, provides data center outsourcing, virtual colocation, dedicated server, cloud computing, and disaster recovery solutions to businesses. C7 operates several data centers in the state of Utah using its proprietary cold aisle containment system. C7 has partnerships with major hardware and software companies and services businesses across different geographies and industries.

GMC Television Broadcasting, LLC, or GMC, operates K5, a NBC-affiliated television station, in Hawaii. GMC is subject to regulation by the Federal Communications Commission Pharmalogic Holdings Corp., or Pharmalogic, compounds radiopharmaceuticals for use by hospitals and clinics in nuclear imaging procedures designed to show both structural and functional information of bones and organs such as the heart, gall bladder and thyroid. Pharmalogic operates ten radiopharmacies in secondary markets throughout the United States. PharmaLogic is subject to regulation by the Federal Drug Administration and is vulnerable to changes in FDA laws and regulations.

South Bay Mental Health Center, Inc., or South Bay, is a holding company consisting of three mental and behavioral health treatment providers. Founded in 1986, South Bay Mental Health is the leading outpatient mental health company in Massachusetts. Headquartered in Brockton, MA, South Bay provides a full continuum of community-based outpatient mental health services primarily to Medicaid eligible children, as well as adults and families through the Company’s clinics as well as in the client’s natural environment. Access Family Services is a North Carolina based provider of out-patient and community-based behavioral health services for children, adolescents, and families. Family Behavioral Resources is a Pennsylvania based provider of out-patient and community based behavioral health services, specializing in the treatment of children and adolescents on the autism spectrum. South Bay is subject to and vulnerable to changes in federal and state government regulation applicable to healthcare providers, including the Affordable Care Act.

MANAGEMENT OF MCG

MCG’s business and affairs is managed under the direction of its board of directors. The board of directors currently consists of five members, or “directors,” four of whom are not “interested persons” of MCG as defined in Section 2(a)(19) of the 1940 Act. MCG refers to these individuals as its independent directors. The board of directors elects MCG’s officers, who serve at the discretion of the board of directors.

Board of Directors

Under MCG’s restated certificate of incorporation, the directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors as of June 12, 2015 is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Kenneth J. O’Keefe	60	Director	2001	2015
Gavin Saitowitz	42	Director	2009	2015
Kim D. Kelly	58	Director	2004	2016
Richard W. Neu	59	Chairman of the Board	2007	2016

Interested director
Keith Kennedy	45	Director, President and Chief Executive Officer	2014	2017

Executive Officers Who are Not Directors

The following information pertains to MCG’s executive officers who are not directors of MCG.

Name	Age	Position
Beverly Jane Alley	52	Chief Financial Officer and Treasurer
Tod K. Reichert	53	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

The executive office is located at 1001 19th Street North, 10th Floor, Arlington, Virginia 22209.

Board of Directors’ Composition and Leadership Structure

MCG’s board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. MCG’s board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which the company operates, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of MCG’s operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.

Currently, the offices of Chairman of the board and chief executive officer are separated. MCG has no fixed policy with respect to the separation of the offices of the Chairman of the board and chief executive officer;

however, the board believes that the separation of the offices of the Chairman of the board and chief executive officer is an integral part of good corporate governance and the succession planning process and that it is in the best interests of MCG to make this determination from time to time.

The Chairman of MCG’s board presides at all meetings of the board of directors. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. Richard W. Neu has served as chairman of MCG’s board of directors since April 2009 and is not considered an “interested person” of MCG, as defined in Section 2(a)(19) of the 1940 Act. While MCG currently does not have a policy mandating an independent lead director, the board believes that at this time, having a non-employee, independent director fulfill the lead director role is the right approach for MCG. Mr. O’Keefe was appointed as the independent lead director in March 2014. The lead director works with the Chairman of the board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board, facilitates communications between other members of the board and the Chairman of the board and/or the chief executive officer and otherwise consults with the Chairman of the board and/or the chief executive officer on matters relating to corporate governance and board performance.

Board of Directors’ Risk Oversight Role

MCG’s management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. MCG’s board, through its oversight role, supervises the MCG’s risk management activities to ensure that the risk management processes designed and implemented by MCG’s executives are adapted to and integrated with the board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting MCG’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the company. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing MCG and their potential impact.

While the board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board of directors also have responsibility for risk management. In particular:

•	the audit committee has oversight responsibility not only as it relates to MCG’s financial reporting and the steps management has taken to monitor and control exposures with respect to such reporting, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing MCG. The audit committee performs this role, in part, through its oversight of MCG’s compliance and risk committee, which is a committee composed of members of senior management from various functions and disciplines, each of whom supervises day-to-day risk management in their roles with MCG;

•	the compliance and risk committee identifies all potential material risks and implements appropriate mitigation measures. MCG’s risk identification is effected through an enterprise risk assessment process, through which risk is assessed throughout the business. The compliance and risk committee reports directly to the audit committee and the full board of directors, and periodically presents reports as to its enterprise risk management efforts;

•	the audit committee also oversees the delegation of specific risk areas among the various other board committees, consistent with the committees’ charters and responsibilities; and

•	the compensation committee evaluates the risks and rewards associated with MCG’s compensation policy and strives to create incentives that encourage a level of risk-taking behavior consistent with MCG’s business strategy when setting compensation.

MCG believes that its approach to risk oversight, as described above, optimizes its ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for MCG. MCG also believes that its risk structure complements its current board leadership structure, as it allows MCG’s independent directors, through the three fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls.

Biographical Information

MCG believes that its directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for its board as a whole and that the company has sufficient independent directors to comply with applicable law and regulations. MCG believes that its directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of MCG’s strategic plan and oversee its implementation; the ability to oversee its risk management efforts and executive compensation programs; and the commitment to preparation for, and attendance at, board and committee meetings.

MCG’s board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. MCG believes that diversity is important because a variety of viewpoints contribute to an effective decision-making process.

Set forth below for each of MCG’s directors is information as of June 12, 2015 with respect to each director’s (a) name and age, (b) positions and offices with MCG, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of other publicly held companies held during the past five years and (e) the year such person became a member of MCG’s of directors.

Independent Directors

Kenneth J. O’Keefe (60), Director. Mr. O’Keefe served as the Chairman of MCG’s board from February 2005 to March 2007. He is currently a Managing Director and the Chief Operating Officer of Vestar Capital Partners, a private equity firm. From July 2003 until June 2006, he was Chief Executive Officer of NewVen Partners, LLC, a private investment firm, which he founded. Prior to July 2003, Mr. O’Keefe held executive positions with several large media companies over an 18-year career, including Pyramid Communications, Inc., where he served as Executive Vice President, Chief Financial Officer and a board member, Evergreen Media Corporation as Executive Vice President of Operations and a board member, Chancellor Media Corporation as Executive Vice President of Operations, AMFM, Inc. as Chief Executive Officer, President and Chief Operating Officer, and Clear Channel Communications, Inc. as President and Chief Operating Officer of its radio division. Mr. O’Keefe currently serves on the board of directors of Triton Container and Institutional Shareholder Services. Mr. O’Keefe is a graduate of Brown University and currently serves as a Trustee Emeriti of the Corporation of Brown University.

Gavin Saitowitz (42), Director. Mr. Saitowitz is a Managing Member of Springbok Capital Management, LLC, a New York-based investment management firm, which provides management services to the Prelude Opportunity Fund, LP and related entities. Prior to co-founding Springbok Capital, from 2002 through 2004 Mr. Saitowitz served as an Investment Analyst at Highfields Capital Management LP, a Boston-based investment firm specializing in long-term capital appreciation. From 1998 to 2000, Mr. Saitowitz was an Analyst at Kohlberg Kravis Roberts & Co., a private equity firm. From 1996 to 1998, Mr. Saitowitz was an Analyst in the Investment Banking Division of Goldman, Sachs & Co. From 1994 to 1996, Mr. Saitowitz was a valuation consultant for Arthur Andersen LLP. Mr. Saitowitz received a B.S. from the University of Colorado, Boulder and an M.B.A. from Harvard Business School.

Kim D. Kelly (58), Director. Since June 2005, Ms. Kelly has served as a consultant, primarily to private equity firms, in the media and restructuring fields. Most recently, from August 2011 until March 2013, Ms. Kelly served as Chief Restructuring Officer for Allegiance Communications LLC and, from December 2008 to July 2010, Ms. Kelly served as Chief Restructuring Officer for Equity Media Holdings Corporation, a former NASDAQ issuer. Previously, Ms. Kelly held executive positions with a number of large media companies. From May 2004 until April 2005, Ms. Kelly served as the President and Chief Executive Officer, and from April 2004 until April 2006 as a director, of Arroyo Video Solutions, Inc., a software company serving video service providers. From 1990 to August 2003, Ms. Kelly was employed by Insight Communications Company, Inc., where she was President from January 2002 to August 2003, Chief Operating Officer from January 1998 to August 2003 and Executive Vice President and Chief Financial Officer from 1990 to January 2002. Ms. Kelly also served as a director at Insight Communications from July 1999 to August 2003. From July 1999 to 2003, she also served as Chief Executive Officer of Insight Midwest, L.P. Ms. Kelly currently serves as a trustee of BNY Mellon Funds Trust. Ms. Kelly is a graduate of George Washington University.

Richard W. Neu (59), Chairman. Mr. Neu became the Chairman of MCG’s board in April 2009 and served as MCG’s Chief Executive Officer from October 2011 until November 2012. Mr. Neu currently serves on the board of directors, as chair of the audit committee and as a member of the community development and trust committees of Huntington Bancshares Incorporated and, until the sale of the company in 2012, was the lead director and a member of the audit committee and governance committee of Dollar Thrifty Automotive Group, Inc., having served as the chairman of the Dollar Thrifty board of directors from 2010 through 2011. Mr. Neu was the Chief Financial Officer and Treasurer of Charter One Financial, Inc. from December 1985 to August 2004, and was a director of Charter One Financial, Inc. from 1992 to August 2004. Mr. Neu previously worked for KPMG as a Senior Audit Manager. Mr. Neu received a B.B.A. from Eastern Michigan University with a major in accounting.

Interested Director

Keith Kennedy (45), President and Chief Executive Officer. Mr. Kennedy joined MCG in February 2012 as an Executive Vice President and Managing Director, served as MCG’s Chief Financial Officer and Treasurer beginning in May 2012, and became MCG’s President in March 2014 and its Chief Executive Officer in April 2014. From May 2011 to February 2012, Mr. Kennedy served as an Executive-in-Residence at Arlington Capital Partners. From October 2009 until he joined Arlington Capital, Mr. Kennedy pursued principal investing and, during this period, worked exclusively with Jay I. Kislak and J.I. Kislak, Inc. (March to September 2010) to pursue the acquisition of various private companies. From October 2002 to September 2009, Mr. Kennedy worked at GE Capital where he was a Managing Director and invested in over 40 healthcare transactions. Prior to GE, Mr. Kennedy served as a Manager, Transaction Services, at Ernst & Young LLP. Early in his career, Mr. Kennedy served as an Officer in the U.S. Air Force. Mr. Kennedy received his M.B.A. from The College of William & Mary and Bachelor of Science with High Distinction from Indiana University. Mr. Kennedy is a Chartered Financial Analyst and Certified Public Accountant.

Executive Officer who are not Directors

Beverly Jane Alley (52), Chief Financial Officer and Treasurer. Ms. Alley joined MCG in November 2004 as Director of Financial Accounting, served as Controller beginning in April 2010, became MCG’s Interim Chief Financial Officer and Treasurer in March 2014 and the company’s Chief Financial Officer in August 2014. Prior to joining MCG, Ms. Alley served as Manager of Corporate Accounting and Cost Accounting for Measurement Specialties, Inc. from February 2001 until November 2004. Prior to Measurement Specialties, from April 1999 to February 2001, Ms. Alley was the Manager of Accounting for Lucas Control Systems. Ms. Alley received her B.B.A. from the University of Oklahoma and an M.B.A. from Troy State University. Ms. Alley is a Certified Public Accountant.

Tod K. Reichert (53), Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary. Mr. Reichert has been an Executive Vice President since March 2012, has served as MCG’s General

Counsel since August 2011 and as the company’s Chief Compliance Officer and Corporate Secretary since June 2008. Prior to joining MCG, from January 2001 to June 2008, Mr. Reichert served as counsel in the Corporate Practice Group at WilmerHale where he practiced general corporate and securities law, with an emphasis on public offerings, venture capital transactions and mergers and acquisitions for clients in various industries and sectors, including biotechnology, pharmaceutical, software, emerging technologies and financial services. Prior to joining WilmerHale, Mr. Reichert was associated with Buchanan Ingersoll from September 1997 to December 2000. Mr. Reichert received his J.D. from the Rutgers University School of Law—Newark and his B.F.A. from the University of North Carolina.

Committees of the Board of Directors

MCG’s board of directors has established four standing committees—audit, compensation, nominating and corporate governance and investment and valuation. MCG’s audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by MCG’s board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of MCG’s website located at www.mcgcapital.com.

MCG’s board of directors has determined that all of the members of each of the board of directors’ standing committees (except the investment and valuation committee) are independent as defined under the rules of the NASDAQ Stock Market, Inc. including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee

The audit committee currently consists of Kim D. Kelly, Richard W. Neu, Kenneth J. O’Keefe and Gavin Saitowitz, and, during the fiscal year ended December 31, 2014, consisted of Kim D. Kelly, Kenneth J. O’Keefe and Gavin Saitowitz. Ms. Kelly chaired the audit committee during the fiscal year ended December 31, 2014 and continues to do so currently. The audit committee currently acts under a charter that was amended and restated in March 2014. The audit committee held twelve meetings in the fiscal year ended December 31, 2014. No member of the audit committee is an “interested person” of MCG, as defined in Section 2(a)(19) of the 1940 Act. MCG’s audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of MCG’s independent registered public accounting firm;

•	overseeing the work of MCG’s independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management MCG’s annual and quarterly financial statements and related disclosures;

•	monitoring MCG’s internal control over financial reporting and disclosure controls and procedures;

•	discussing MCG’s risk management policies and overseeing MCG’s management compliance and risk committee, as discussed previously under the heading “Board of Directors’ Risk Oversight Role”;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with MCG’s independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

MCG’s board of directors has determined that each of Ms. Kelly, Mr. Neu and Mr. O’Keefe is an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee

The compensation committee currently consists of Kenneth J. O’Keefe, Kim D. Kelly, Richard W. Neu and Gavin Saitowitz, and, during the fiscal year ended December 31, 2014, consisted of Kenneth J. O’Keefe, Kim D. Kelly and Gavin Saitowitz. Mr. O’Keefe chaired the compensation committee during the fiscal year ended December 31, 2014 and continues to do so currently. The compensation committee currently acts under a charter that was amended and restated in March 2013. The compensation committee held seven meetings in the fiscal year ended December 31, 2014. No member of the compensation committee is an “interested person” of MCG, as defined in Section 2(a)(19) of the 1940 Act. MCG’s compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to compensation of MCG’s chief executive officer;

•	determining the chief executive officer’s compensation;

•	reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of MCG’s other executive officers;

•	overseeing an evaluation of MCG’s senior executives;

•	overseeing and administering MCG’s equity incentive plans;

•	reviewing and making recommendations to the board of directors with respect to director compensation;

•	reviewing and discussing annually with management MCG’s “Compensation Discussion and Analysis”; and

•	preparing the compensation committee report required by SEC rules.

Nominating and Corporate Governance Committee

MCG’s nominating and corporate governance committee currently consists of Gavin Saitowitz, Kim D. Kelly, Richard W. Neu and Kenneth J. O’Keefe, and, during the fiscal year ended December 31, 2014, consisted of Gavin Saitowitz, Kim D. Kelly and Kenneth J. O’Keefe. Mr. Saitowitz chaired the nominating and corporate governance committee during the fiscal year ended December 31, 2014 and continues to do so currently. The nominating and corporate governance committee currently acts under a charter that was amended and restated in March 2009. The nominating and corporate governance committee held seven meetings in the fiscal year ended December 31, 2014. No member of the nominating and corporate governance committee is an “interested person” of MCG, as defined in Section 2(a)(19) of the 1940 Act. MCG’s nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board of directors with respect to management succession planning;

•	reviewing and assessing MCG’s code of business conduct and ethics;

•	developing and recommending to the board of directors corporate governance principles; and

•	overseeing an annual evaluation of the board of directors.

Investment and Valuation Committee

MCG’s investment and valuation committee currently consists, and, during the fiscal year ended December 31, 2014, consisted, of Kim D. Kelly, Richard W. Neu, Gavin Saitowitz and Keith Kennedy. Mr. Neu chaired the investment and valuation committee during the fiscal year ended December 31, 2014 and continues to do so currently. The investment and valuation committee approves certain significant investments, as determined, from time to time, by MCG’s board of directors, and establishes guidelines, and makes recommendations quarterly to MCG’s board of directors, regarding the valuation of the company’s loans and investments. The investment and valuation committee held ten meetings in the fiscal year ended December 31, 2014.

Compensation of Directors and Executive Officers

The following table sets forth the compensation paid to MCG’s non-employee directors for the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Total ($)
Kim D. Kelly	100,000	—	100,000
Richard W. Neu	100,000	—	100,000
Kenneth J. O’Keefe	100,000	—	100,000
Gavin Saitowitz	100,000	—	100,000

(1)	The fees earned by the non-employee directors in the fiscal year ended December 31, 2014 represent the amount of the annual retainer. No additional amounts were paid to the (i) non-employee chairman of the board or (ii) audit committee, compensation committee, investment and valuation committee and nominating and corporate governance committee chairs or members.
(2)	The following table shows the aggregate number of shares of restricted stock for which forfeiture restrictions had not yet lapsed for each non-employee director as of December 31, 2014:

Name	Aggregate Number of Shares Subject to Outstanding Restricted Stock Awards (#)
Kim D. Kelly	5,000
Richard W. Neu	5,000
Kenneth J. O’Keefe	2,500
Gavin Saitowitz	2,500

The following table sets forth information regarding compensation earned by MCG’s Chief Executive Officer, Chief Financial Officer, and other most highly compensated executive officer as of the end of the fiscal year ended December 31, 2014. The table also sets forth information for the fiscal years ended December 31, 2012 and December 31, 2013.

Name and Principal Positions (1)	Year	Salary ($)		Bonus ($)		Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation (10) ($)	Total ($)
Keith Kennedy President and Chief Executive Officer	2014 2013 2012	488,575 375,000 375,000	(4)	216,667 — 375,000	(5) (6)	— — 775,250	308,333 50,000 —	— — —	8,940 11,040 10,374	1,022,515 436,040 1,535,624

Beverly Jane Alley Chief Financial Officer and Treasurer	2014	240,995	(7)	—		—	250,000	—	12,253	503,248

Tod K. Reichert Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary	2014 2013 2012	409,722 375,000 364,635		116,667 — 625,000	(8) (9)	— — 775,250	308,333 50,000 —	— — —	10,422 12,522 58,696	845,144 437,522 1,823,581

(1)	The titles noted in this table are each officer’s title as of December 31, 2014. Mr. Kennedy was appointed as President on March 6, 2014 and Chief Executive Officer on April 21, 2014. In addition, Beverly Jane Alley was appointed as Interim Chief Financial Officer and Treasurer on March 6, 2014 and Chief Financial Officer and Treasurer on August 5, 2014.
(2)	The amounts shown reflect the aggregate grant date fair value of the stock awards during the fiscal years ended December 31, 212, 2013 and 2014, computed in accordance with ASC Topic 718—Compensation—Stock Compensation (formerly Statement of Financial Accounting Standards No. 123(R)—Share-Based Payment). These amounts reflect the total grant date fair value for these awards and do not correspond to the actual cash value that will be recognized by each of the MCG Named Executive Officers when earned. The MCG Named Executive Officers were not awarded any shares of restricted stock during the fiscal years ended December 31, 2013 or 2014. Executives are not entitled to receive dividends on performance-based shares until such time as the applicable performance conditions are met and the shares are earned. The assumptions used with respect to the valuation of restricted stock awards are set forth in Note 9—Share-Based Compensation to MCG’s Consolidated Financial Statements included in MCG’s Annual Report on Form 10-K for the year ended December 31, 2014. The individual awards reflected in the summary compensation table are summarized below:

Name	Date of Award	Number of Shares Subject to Award (#)	Aggregate Grant-Date Fair Value Computed in Accordance with ASC 718 for Stock Awards Granted in Fiscal Year
			2012 ($)	2013 ($)	2014 ($)
Keith Kennedy	3/15/12	175,000	775,250	—	—

TOTAL			775,250	—	—

Beverly Jane Alley	—	—	—	—	—

TOTAL			—	—	—

Tod K. Reichert	3/15/12	175,000	775,250	—	—

TOTAL			775,250	—	—

(3)	The amounts shown for the fiscal years ended December 31, 2013 and 2014 represent the amounts earned by each of the Executive Officers under the Solutions Capital GP, LLC Incentive Compensation Program in 2013 and 2014.
(4)	Represents the sum of the pro-rated portion of Mr. Kennedy’s annual base salary for his service as Executive Vice President, Managing Director, Chief Financial Officer and Treasurer from January 1, 2014 through March 5, 2014, the pro-rated portion of his annual base salary for his service as President from March 6, 2014 through April 21, 2014 and the pro-rated portion of his annual base salary for his service as President and Chief Executive Officer from April 22, 2014 through year-end.
(5)	Represents a discretionary bonus paid to Mr. Kennedy for 2014 performance.
(6)	Represents an annual cash bonus for the fiscal year ended December 31, 2012 of $375,000.
(7)	Represents the sum of the pro-rated portion of Ms. Alley’s annual base salary for her service as Controller and Director from January 1, 2014 through March 5, 2014 and the pro-rated portion of her annual base salary for her service as Interim Chief Financial Officer and Treasurer from March 6, 2014 through August 4, 2014 and as Chief Financial Officer and Treasurer from August 5, 2014 through year-end.
(8)	Represents a discretionary bonus paid to Mr. Reichert for 2014 performance.
(9)	Includes (i) an inducement bonus of $250,000 and (ii) an annual cash bonus for the fiscal year ended December 31, 2012 of $375,000.
(10)	“All Other Compensation” for fiscal years ended December 31, 2012, 2013 and 2014 includes the following:

Name	Year	Separation Benefits ($)	401(k) Employer Matching Contributions ($)	Life Insurance Premiums ($)	Accrued Vacation Pay ($)	Other ($)	Total ($)
Keith Kennedy	2014 2013 2012	— — —	7,800 7,650 7,500	1,140 1,140 1,092	— — —	— 2,250 1,782	8,940 11,040 10,374

Beverly Jane Alley	2014	—	7,800	2,453	—	2,000	12,253

Tod K. Reichert	2014 2013 2012	— — —	7,800 7,650 7,500	2,622 2,622 2,662	— — 45,294	— 2,250 3,240	10,422 12,522 58,696

Investment Professionals; Portfolio Management

Keith Kennedy, Beverly Jane Alley, Tod Reichert and Paige K. Ela are responsible for identifying and performing a financial and risk analysis of potential investment opportunities. They also underwrite and manage MCG’s investment portfolio and lead any work-out or restructuring that may occur from time to time. After an investment is approved and funded, a cross-functional team manages and monitors the performance of MCG’s investments.

Paige K. Ela is a Principal and serves as Head of Investment Management of MCG. Ms. Ela joined MCG in March 2004 and has acted in a variety of roles for MCG, including portfolio valuation; business development; asset management; and corporate accounting. Prior to joining MCG, Ms. Ela served as a financial analyst at CACI International. Ms. Ela received her BS/BA in International Finance from American University. Ms. Ela is paid a base salary of $165,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF MCG

1940 Act Compliance

MCG has procedures in place for the review, approval and monitoring of transactions involving the company and certain persons related to the company. As a BDC, the 1940 Act restricts MCG from participating in transactions with any persons affiliated with the company, including its officers, directors, and employees and any person controlling or under common control with MCG.

In the ordinary course of business, MCG enters into transactions with portfolio companies that may be considered related party transactions. In order to ensure that it does not engage in any prohibited transactions with any persons affiliated with the company, MCG has implemented policies and procedures whereby its officers screen each of MCG’s transactions in advance for any possible affiliations, close or remote, between the proposed portfolio investment, MCG, companies controlled by MCG and MCG’s employees and directors.

MCG will not enter into any agreements unless and until MCG is satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, that MCG has taken appropriate actions to seek board review and approval or exemptive relief for such transaction. MCG’s board of directors reviews these procedures on an annual basis.

Code of Business Conduct and Ethics

MCG’s code of business conduct and ethics, which is signed by all employees and directors, requires that all employees and directors act in the best interests of MCG and refrain from engaging in any activity or having a personal interest that presents a conflict of interest, which occurs when a personal interest interferes, or appears to interfere, with the interests of MCG or prevents one from performing their company duties and responsibilities honestly, objectively and effectively.

Pursuant to the code of business conduct and ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to MCG’s general counsel and chief compliance officer. MCG’s nominating and corporate governance committee is charged with periodically reviewing and monitoring compliance with MCG’s code of business conduct and ethics.

MCG has posted a current copy of its code of business conduct and ethics on its website, which is located at www.mcgcapital.com. In addition, MCG intends to post on its website all disclosures that are required by law or NASDAQ Global Select Market listing standards concerning any amendments to, or waivers from, any provision of the code.

Related Person Transaction Policy

In March 2009, MCG’s board of directors adopted written policies and procedures for the review of any transaction, arrangement or relationship in which MCG is a participant, the amount involved exceeds $120,000, and one of MCG’s executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom is referred to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which is referred to as a “related person transaction,” the related person must report the proposed related person transaction to MCG’s general counsel and chief compliance officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by MCG’s audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction.

The policy also permits the chairperson of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of MCG’s business;

•	whether the terms of the transaction are no less favorable to MCG than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to MCG of, the transaction; and

•	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

MCG’s audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, MCG’s best interests. MCG’s audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, MCG’s board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•	interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of MCG’s charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by MCG’s compensation committee in the manner specified in its charter.

MCG will disclose the terms of related person transactions in its filings with the SEC to the extent required. Other than as set forth below, since January 1, 2014, MCG has not been a party to, and MCG has no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of MCG’s capital stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the transactions described above.

Related Person Transaction

On April 21, 2014, MCG entered into a consulting agreement with B. Hagen Saville, its former Chief Executive Officer, pursuant to which Mr. Saville served as a director of certain of MCG’s portfolio companies and as an officer and manager on the board of managers of Solutions Capital G.P., LLC. As compensation under the consulting agreement, MCG initially paid Mr. Saville $25,000 per calendar quarter for his services, which was reduced by amendment to $5,000 per calendar quarter, beginning with the fourth quarter of 2014. In addition, Mr. Saville was eligible for his pro rata allocation of the incentive pool available for distribution under the Solutions Capital GP, LLC Incentive Compensation Program, for which he received $308,333 for 2014. MCG also reimbursed Mr. Saville for any reasonably documented, out-of-pocket expenses relating to the performance of the services under this agreement. The consulting agreement was terminated effective as of May 15, 2015.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF MCG

To MCG’s knowledge, as of June 12, 2015, there were no persons that owned 25% or more of MCG’s outstanding voting securities and no person would be deemed to control MCG, as such term is defined in the Investment Company Act.

The following table sets forth information regarding beneficial ownership of MCG Common Stock as of June 12, 2015 by:

•	each person, or group of affiliated persons, known to MCG to be the beneficial owner of more than 5% of the outstanding shares of MCG Common Stock as of such date, based on currently available Schedules 13D and 13G filed with the SEC;

•	each of MCG’s directors;

•	the MCG Named Executive Officers; and

•	all of MCG’s directors and executive officers as a group.

The number of shares of MCG Common Stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of MCG Common Stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to MCG’s knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated, the address of all directors and executive officers is c/o MCG Capital Corporation, 1001 19th Street North, 10th Floor, Arlington, Virginia 22209. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

There were, as of June 12, 2015, approximately 90 holders of record and 12,693 beneficial holders of MCG Common Stock.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)	Dollar Range of Equity Securities Beneficially Owned by Directors (2)(3)
Holders of more than 5% of MCG Common Stock:
Accretive Capital Partners, LLC (4) 16 Wall Street, 2nd Floor Madison, CT 06443	1,953,475	5.3%		N/A

Independent Directors:
Kim D. Kelly (5)	112,061	*	over $	100,000
Kenneth J. O’Keefe	54,618	*	over $	100,000
Richard W. Neu (6)	296,079	*	over $	100,000
Gavin Saitowitz (7)	116,000	*	over $	100,000

MCG Named Executive Officers:
Keith Kennedy (8)	177,000	*	over $	100,000
Beverly Jane Alley	30,123	*		N/A
Tod K. Reichert (9)	286,590	*		N/A

All Directors and executive officers as a group (7 persons) (10)	1,072,471	2.9%

*	Less than 1% of MCG’s outstanding common stock.
(1)	Applicable percentage of ownership for each holder is based on 37,074,117 shares of common stock outstanding on June 12, 2015.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. None of the reported shares held by MCG’s directors or the MCG Named Executive Officers are pledged as security.
(3)	The dollar range of MCG’s equity securities beneficially owned is calculated by multiplying the closing price of its common stock as reported on The NASDAQ Global Select Market on June 12, 2015, times the number of shares beneficially owned.
(4)	Information is based on a Schedule 13D filed with the SEC on January 22, 2015, as amended and supplemented by the Schedule 13D filed with the SEC on May 18, 2015. Accretive Capital Partners, LLC, or ACP, is an Illinois limited liability company, Accretive Capital Management, LLC, or ACM, is an Illinois limited liability company and is as the managing member of ACP, and Richard E. Fearon, Jr. is the managing member of ACM. ACP, ACM and Richard E. Fearon, Jr. are collectively referred to within this joint proxy statement and prospectus as the Reporting Persons. The principal business of ACP is serving as a private investment fund. The principal business of ACM is serving as the managing member of ACP. The principal business of Mr. Fearon is serving as the managing member of ACM. ACP and ACM beneficially own 1,501,469 shares of common stock and possess shared voting and/or investment power over the securities that are owned by ACP and ACM. Richard E. Fearon, Jr. beneficially owns 1,957,475 shares of common stock and possesses sole voting and/or investment power over these securities. No person other than the Reporting Persons is known to have the right to receive, or the power to direct the receipt of dividends from, or proceeds from the sale of, the shares.

According to the Schedule 13D filed with the SEC on January 22, 2015, as amended and supplemented by the Schedule 13D filed with the SEC on May 18, 2015, the Reporting Persons purchased the shares based on the Reporting Persons’ belief that the shares, when purchased, were undervalued and represented an attractive investment opportunity. Depending upon overall market conditions, other investment opportunities available to the Reporting Persons, and the availability of shares at prices that would make the purchase or sale of shares desirable, the Reporting Persons may endeavor to increase or decrease their position in MCG through, among other things, the purchase or sale of shares on the open market or in private transactions or otherwise, on such terms and at such times as the Reporting Persons may deem advisable. The Reporting Persons intend to review their investment in MCG on a continuing basis. Depending on various factors including, without limitation, MCG’s financial position and investment strategy, the price levels of the shares, conditions in the securities markets and general economic and industry conditions, the Reporting Persons may in the future take such actions with respect to their investment in MCG as they deem appropriate including, without limitation, continuing to engage in communications with management and the Board, making recommendations or proposals to MCG concerning changes to the capitalization, corporate structure, ownership structure, board structure (including board composition) or operations of MCG, seeking to meet with members of senior management and/or members of the Board, communicating publicly or privately with other stockholders or third parties to indicate their views on issues relating to the strategic direction undertaken by MCG and other matters of interest to stockholders generally, purchasing additional shares, selling some or all of their shares, engaging in short selling of or any hedging or similar transaction with respect to the Shares, or changing their intention with respect to any and all of these matters.

Such suggestions or positions may relate to one or more of the transactions specified in clauses (a) through (j) of Item 4 of Schedule 13D, including without limitation: changes in the composition of MCG’s board of directors or management, engaging in proxy contests, changes to MCG’s restated certificate of incorporation or amended and restated bylaws, initiating a tender offer to gain control of MCG, restructuring MCG’s capitalization or dividend policy, the acquisition or disposition of additional securities of MCG and the sale of material assets or another extraordinary corporate transaction, including a sale transaction.

On May 18, 2015, the Reporting Persons sent a letter to the MCG board of directors, which was filed as Exhibit 99.1 to the Schedule 13D filed with the SEC on May 18, 2015. While the Reporting Persons hold their stake for investment purposes, the Reporting Persons or its representatives may continue to conduct discussions from time to time with management and the board of directors of MCG, and may conduct discussions with other stockholders of MCG, prospective acquirers of MCG, or other relevant parties, in each case, relating to matters that may include the strategic plans, strategy, assets, business, financial condition, operations, and capital structure of MCG. The Reporting Persons may engage MCG, other stockholders of MCG, prospective acquirers of MCG, or other relevant parties in discussions that may include one or more of the other actions described in subsections (a) through (j) of Item 4 of Schedule 13D.

In addition to the foregoing, without limitation, the Reporting Persons may engage in discussions with management, the board of directors, stockholders of MCG, prospective acquirers of MCG, and other relevant parties or take other actions through their representatives concerning any extraordinary corporate transaction (including but not limited to a merger or acquisition) or the business, operations, assets, strategy, future plans, prospects, corporate structure, board composition, management, capitalization, dividend policy, charter, bylaws, corporate documents, agreements, de-listing or de-registration of MCG. The Reporting Persons expect to conduct discussions with other stockholders, potential acquirers of MCG, and other relevant parties regarding financial or strategic acquisitions of or joint ventures with MCG or other similar arrangements. There is no assurance that these discussions would lead to a definitive transaction.

(5)	Includes 2,500 shares of restricted common stock that are subject to forfeiture provisions.
(6)	Includes 2,500 shares of restricted common stock that are subject to forfeiture provisions.
(7)	Includes shares of common stock owned by Springbok Capital Onshore, LLC, a Delaware limited liability company, or Springbok LLC, and Mr. Gavin Saitowitz, a managing member of Springbok LLC, in his capacity as managing member and individually.

As of the close of business on April 1, 2015, Springbok LLC beneficially owned 100,000 shares of common stock and Gavin Saitowitz beneficially owned 16,000 shares of common stock individually, including 15,000 restricted shares of common stock awarded to Mr. Saitowitz by MCG in connection with his role as a non-employee director. As indicated in a Schedule 13D filed with the SEC on November 20, 2008, as amended and supplemented by Amendment No. 8 filed on May 20, 2011 by Springbok LLC, or Amendment No. 8, Gavin Saitowitz and certain other related and non-related parties, Springbok LLC and Gavin Saitowitz previously filed as a group with such other parties regarding their holdings of its securities. However, Amendment No. 8 was an exit filing, as this larger group’s holdings decreased below 5%, and the language of the filing indicated that the group would not file further amendments to the Schedule 13D either individually or as a group. Subsequently, the group members terminated their mutual agreement and no longer have any rights with respect to other non-related group members’ securities; as a result, securities held by any other former group members not related to Gavin Saitowitz are not included herein.

(8)	Includes 175,000 shares of restricted common stock that are subject to forfeiture provisions.
(9)	Includes 176,555 shares of restricted common stock that are subject to forfeiture provisions.
(10)	See footnotes 5 through 9 above.

DESCRIPTION OF PFLT’S CAPITAL STOCK

As a result of the Merger, MCG stockholders who receive shares of PFLT Common Stock in the Merger will become stockholders of PFLT. Your rights as stockholders of PFLT will be governed by Maryland law and PFLT’s charter and the PFLT bylaws. The following contains a summary of the material terms of PFLT’s capital stock, including the PFLT Common Stock to be issued in the Merger. The summary is subject to and qualified in its entirety by reference to Maryland law and PFLT’s charter and the PFLT bylaws.

Capital Stock

As of March 31, 2015, PFLT’s authorized capital stock consisted of 100,000,000 shares of stock, par value $0.0001 per share, all of which is classified as PFLT Common Stock. PFLT Common Stock is quoted on NASDAQ Global Select Market under the ticker symbol “PFLT.” There are no outstanding options or warrants to purchase PFLT Common Stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, PFLT’s stockholders generally are not personally liable for PFLT’s debts or obligations.

The last reported closing market price of PFLT Common Stock on June 12, 2015 was $14.08 per share. As of March 31, 2015, PFLT had five stockholders of record.

The following are PFLT’s outstanding classes of securities as of March 31, 2015:

Title of Class	Amount Authorized	Amount Held by PFLT or for its Account	Amount Outstanding
Common Stock, par value $0.001 per share	100,000,000	—	14,898,056

Under PFLT’s charter, its board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, PFLT’s charter provides that its board of directors, without any action by its stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that PFLT has authority to issue.

Common Stock

All shares of PFLT Common Stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of PFLT Common Stock if, as and when authorized by PFLT’s board of directors and declared by PFLT out of assets legally available therefor. Shares of PFLT Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of PFLT, each share of PFLT Common Stock would be entitled to share ratably in all of PFLT’s assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of preferred stock, if any preferred stock is outstanding at such time. Each share of PFLT Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of PFLT Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of PFLT Common Stock can elect all of PFLT’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. PFLT’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

PFLT’s charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate PFLT to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at PFLT’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

The PFLT bylaws obligate PFLT, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at PFLT’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. PFLT’s charter and the PFLT bylaws also permit PFLT to indemnify and advance expenses to any person who served a predecessor of PFLT in any of the capacities described above and any of its employees or agents or any employees or agents of PFLT’s predecessor. In accordance with the 1940 Act, PFLT will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which PFLT’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and PFLT’s Charter and Bylaws

The Maryland General Corporation Law and PFLT’s charter and the PFLT bylaws contain provisions that could make it more difficult for a potential acquirer to acquire PFLT by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of PFLT to negotiate first with its board of directors. PFLT believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

PFLT’s board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2016, 2017, and 2018, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. A classified board may render a change in control of PFLT or removal of PFLT’s incumbent management more difficult. PFLT believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of PFLT’s management and policies.

Election of directors

PFLT’s charter and the PFLT bylaws provide that the affirmative vote of the holders of a majority of the total votes cast for and affirmatively withheld as to a nominee in the election of directors is required to elect a director. Pursuant to the charter, PFLT’s board of directors may amend the PFLT bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

PFLT’s charter provides that the number of directors will be set only by the board of directors in accordance with the PFLT bylaws. The PFLT bylaws provide that a majority of its entire board of directors may at any time increase or decrease the number of directors. However, unless the PFLT bylaws are amended, the number of directors may never be less than four nor more than eight. PFLT has elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the PFLT board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

PFLT’s charter provides that a director may be removed only for cause, as defined in its charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which PFLT’s charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

The PFLT bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the PFLT board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to PFLT’s notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the PFLT bylaws. With respect to special meetings of stockholders, only the business specified in PFLT’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the PFLT board of directors or (2) provided that the special meeting has been called in accordance with the PFLT bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the PFLT bylaws.

The purpose of requiring stockholders to give PFLT advance notice of nominations and other business is to afford PFLT’s board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by its board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the PFLT bylaws do not give PFLT’s board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, the PFLT bylaws may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to PFLT and its stockholders.

Calling of special meetings of stockholders

The PFLT bylaws provide that special meetings of stockholders may be called by PFLT’s board of directors and certain of its officers. Additionally, the PFLT bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. PFLT’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. PFLT’s charter also provides that certain charter amendments and any proposal for PFLT’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for its liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of PFLT’s continuing directors (in addition to approval by PFLT’s board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in PFLT’s charter as its current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

PFLT’s charter and the PFLT bylaws provide that the PFLT board of directors will have the exclusive power to adopt, alter or repeal any provision of the PFLT bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, PFLT’s charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

The PFLT bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of PFLT Common Stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. PFLT’s board of directors has adopted a resolution that any business combination between PFLT and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of PFLT and increase the difficulty of consummating any offer.

Conflict with 1940 Act

If and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if PFLT amends the PFLT bylaws to be subject to such Act) and the Business Combination Act, or any provision of PFLT’s charter or the PFLT bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF MCG’S CAPITAL STOCK

The following summary description is based on relevant portions of the Delaware General Corporation Law and MCG’s restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete and MCG urges you to read the applicable provisions of the Delaware General Corporation Law and MCG’s restated certificate of incorporation and amended and restated bylaws carefully and in their entirety.

Capital Stock

MCG’s authorized capital stock consists of 200,000,000 shares of common stock, par value $0.01 per share, and 1,000 shares of preferred stock, par value $0.01 per share. MCG Common Stock trades on the NASDAQ Global Select Market under the ticker symbol “MCGC.” Under Delaware law, MCG’s stockholders generally will not be personally liable for MCG’s debts or obligations.

Set forth below is a chart describing the outstanding classes of MCG securities as of April 28, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by MCG or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	200,000,000	—	37,074,117	*
Preferred Stock	1,000	—	—

*	Includes 356,555 shares of restricted stock that will vest in connection with the consummation of the Merger.

Common Stock

Under the terms of MCG’s restated certificate of incorporation, all shares of MCG Common Stock have equal rights as to earnings, assets, dividends and voting, and when they are issued, will be duly authorized, validly issued, fully paid, and nonassessable. Distributions may be paid to the holders of MCG Common Stock if, as and when authorized by MCG’s board of directors and declared by MCG out of funds legally available therefor. Shares of MCG Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of MCG’s liquidation, dissolution or winding up, each share of MCG Common Stock would be entitled to share ratably in all of MCG’s assets that are legally available for distribution after MCG pays all debts and other liabilities and subject to any preferential rights of holders of MCG’s preferred stock, if any preferred stock is outstanding at such time. Each share of MCG Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of MCG Common Stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of MCG’s directors, and holders of less than a majority of shares will be unable to elect any director.

Preferred Stock

Under the terms of MCG’s restated certificate of incorporation, MCG’s board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Except as otherwise provided for in the 1940 Act, the board has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. However, the number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of MCG entitled to vote, without the separate vote of the holders of the preferred stock as a class.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to MCG Common Stock and before any purchase of common stock is made, such preferred stock together with other senior securities must not exceed an amount equal to 50% of MCG’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. The features of preferred stock may be further limited by the requirements applicable to RICs under the Code.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Under MCG’s restated certificate of incorporation, MCG’s directors are not personally liable for monetary damages to MCG or its stockholders for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to MCG or MCG’s stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. MCG’s restated certificate of incorporation also provides that MCG fully indemnifies any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of MCG’s directors or officers or is or was serving at MCG’s request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. So long as MCG is regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

MCG’s restated certificate of incorporation also permits MCG to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at MCG’s request as director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. MCG has obtained liability insurance for MCG’s officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

MCG is subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

MCG’s restated certificate of incorporation and amended and restated bylaws provide that:

•	MCG’s board of directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may only be removed for cause by the affirmative vote of holders of two-thirds of the shares of MCG capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of directors then in office

The classification of MCG’s board of directors and the limitation on the removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire MCG, or of discouraging a third party from acquiring MCG.

MCG’s restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by MCG’s board of directors, the chairman, or the chief executive officer.

MCG’s amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with the requirements regarding advanced notice to MCG. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of MCG’s outstanding securities. These provisions may also discourage another person or entity from making a tender offer for MCG Common Stock, because such person or entity, even if it acquired a majority of MCG’s outstanding voting securities, would only be able to take action as a stockholder (such as electing new directors or approving a merger) at a duly called stockholders meeting, and not by written consent.

MCG’s restated certificate of incorporation also authorizes the issuance of 1,000 shares of preferred stock, which the MCG board may generally issue without stockholder approval. See “Description of MCG’s Capital Stock—Preferred Stock”.

Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under MCG’s restated certificate of incorporation and amended and restated bylaws, the affirmative vote of the holders of at least two-thirds of the shares of MCG capital stock entitled to vote is required to amend or repeal any of the provisions of MCG’s amended and restated bylaws. Moreover, MCG’s restated certificate of incorporation provides that the affirmative vote of at least two-thirds of the shares of MCG capital stock entitled to vote is required to amend or repeal any bylaw provisions that are inconsistent with certain provisions of the restated certificate of incorporation. The stockholder vote with respect to MCG’s restated certificate of incorporation and amended and restated bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series of preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, MCG’s restated certificate of incorporation permits MCG’s board of directors to amend or repeal MCG’s bylaws by a majority vote.

PFLT DIVIDEND REINVESTMENT PLAN

PFLT has adopted a dividend reinvestment plan that provides for reinvestment of PFLT’s dividends and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if PFLT’s board of directors authorizes, and PFLT declares, a cash dividend or other distribution, then PFLT’s stockholders who have not ‘opted out’ of its dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of PFLT Common Stock, rather than receiving the cash distribution.

No action is required on the part of registered stockholders to have their cash dividend or other distribution reinvested in shares of PFLT Common Stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, or AST, the plan administrator and PFLT’s transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of PFLT Common Stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Generally, PFLT intends to issue new shares to implement the plan, when its shares are trading at a premium to its NAV per share. However, PFLT reserves the right to purchase shares in the open market in connection with its implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of PFLT Common Stock at the close of regular trading on NASDAQ on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on NASDAQ or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of PFLT Common Stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional new shares will be issued has been determined and elections of PFLT’s stockholders have been tabulated.

Except as described below, the plan administrator’s fees will be paid by PFLT. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. Additionally, there are brokerage commissions, currently $0.03 per share, incurred in connection with open market purchases.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from PFLT will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by PFLT upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by PFLT. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219, or by the plan administrator’s Interactive Voice Response System at 1-800-278-4353.

MCG DIVIDEND REINVESTMENT PLAN

MCG has adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in its dividend reinvestment plan by delivering an authorization form to MCG’s dividend paying agent, AST, prior to the record date of the next dividend or distribution. AST’s telephone number is (877) 842-1583. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s website before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

An MCG stockholder’s ability to participate in the dividend reinvestment plan may be limited according to how their shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. MCG stockholders who wish to participate in the dividend reinvestment plan may need to hold their shares of MCG Common Stock in their own name. MCG stockholders who hold shares in the name of a nominee should contact the nominee for details.

When MCG pays a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of MCG Common Stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the NAV per share on that date, then MCG will issue new shares of common stock to participants at the greater of NAV or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the NAV per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the NAV of a share of common stock, the average price per share paid by the dividend paying agent may exceed the NAV per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by MCG. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of MCG Common Stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on NASDAQ. NAV per share of common stock on a particular dividend payment date is as determined by or on behalf of MCG.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by MCG to its dividend paying agent. There are no brokerage charges with respect to shares issued directly by MCG in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders.

Experience under the plan may indicate that changes are desirable. Accordingly, MCG reserves the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

COMPARISON OF STOCKHOLDER RIGHTS

The following is a summary of the material differences between the rights of PFLT and MCG stockholders.

The following discussion is not intended to be complete and is qualified by reference to PFLT’s charter and the PFLT bylaws and the restated certificate of incorporation and the amended and restated bylaws of MCG and Maryland or Delaware law, as applicable. These documents are incorporated by reference in this joint proxy statement and prospectus and will be sent to stockholders of MCG upon request. See “Where You Can Find More Information.”

	Rights of PFLT Stockholders	Rights of MCG Stockholders
Authorized Stock	PFLT is authorized to issue 100,000,000 shares of stock, consisting of 100,000,000 shares of PFLT Common Stock.	MCG is authorized to issue 200,001,000 shares of stock, consisting of 200,000,000 shares of MCG Common Stock and 1,000 shares of MCG preferred stock.

Number of Directors	PFLT’s charter provides that the number of directors will be set only by the board of directors in accordance with the PFLT bylaws. the PFLT bylaws provide that a majority of PFLT’s entire board of directors may at any time increase or decrease the number of directors. However, unless the PFLT bylaws are amended, the number of directors may never be less than four nor more than eight.	MCG’s restated certificate of incorporation provides that the number of directors shall be between five and eleven, as fixed in the amended and restated bylaws. MCG’s amended and restated bylaws provide that the a majority of its entire board of directors may at any time increase or decrease the number of directors, as long as the number of directors shall not be fewer than five or greater than eleven.

Removal of Directors	PFLT’s charter provides that a director may be removed only for cause, as defined in its charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.	MCG’s restated certificate of incorporation provides that a director may be removed only for cause and then only at a meeting called for that purpose and only by the affirmative vote of the holders of at least two-thirds of the voting power of all shares of common stock entitled to be cast in the election of directors.

Vacancies	PFLT has elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill	MCG’s amended and restated bylaws provide that, subject to the rights of the holders of common stock or preferred stock then outstanding, the board of directors is expressly authorized to change the number of directors without consent of the stockholders. Subject to the rights of the holders of common stock or any series of preferred stock then outstanding, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors

	Rights of PFLT Stockholders	Rights of MCG Stockholders

	a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.	do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Stockholder Proposals	The PFLT bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to PFLT’s notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the PFLT bylaws. To be timely, such notice must be delivered to the secretary at PFLT’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in which case, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, or the tenth day following the day on which public announcement of the date of such meeting is first made. With respect to special meetings of stockholders, only the business specified in PFLT’s notice of the meeting may be brought before the meeting.

MCG’s amended and restated bylaws provide that with respect to an annual meeting of stockholders, stockholder proposals may be considered at the meeting only if the proposal was (1) specified in MCG’s notice of meeting, (2) properly brought before the meeting by or at the director of the board of directors, or (3) otherwise brought before the meeting by any stockholder who was a stockholder of record at the time of the provision of notice and on the record date for the determination of stockholders entitled to vote at such meeting and who has delivered proper notice.

To be timely, the notice must be delivered to MCG’s principal executive office at least 90 days prior to the date of the anniversary of the previous year’s annual meeting, unless the annual meeting is scheduled either 30 days before or 60 days after the anniversary date, in which case notice must be received no later than 90 days prior to the annual meeting or the tenth day after notice of the meeting was mailed or disclosed.

The stockholder proposal notice must include a brief description of the proposal, the name and address of the proposing stockholder, his ownership of MCG stock, a description of all arrangements and material interests of the proposing stockholder and a representation that such stockholder intends to appear in person or by proxy at the annual meeting to present the proposal.

	Rights of PFLT Stockholders	Rights of MCG Stockholders
Director Nominations

The PFLT bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to PFLT’s notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the PFLT bylaws. To be timely, such notice must be delivered to the secretary at PFLT’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in which case, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, or the tenth day following the day on which public announcement of the date of such meeting is first made. Nominations of persons for election to the board of directors at a special meeting of stockholders may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with the PFLT bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice

MCG’s amended and restated bylaws provide that with respect to an annual meeting of stockholders or any special meeting of stockholders called for the special purpose of electing directors, stockholder proposals and nominations of persons for election to the board of directors may be made only (1) by or at the direction of the board of directors or (2) by a stockholder who was a stockholder of record at the time of the provision of notice and on the record date for the determination of stockholders entitled to vote at such meeting and who has delivered proper notice.

To be timely, the notice must be delivered to MCG’s principal executive office at least 90 days prior to the date of the anniversary of the previous year’s annual meeting, unless the annual meeting is scheduled either 30 days before or 60 days after the anniversary date, in which case notice must be received no later than 90 days prior to the annual meeting or the tenth day after notice of the meeting was mailed or disclosed. In the case of special meetings called for the purpose of electing directors, the notice must be delivered to MCG no later than 10 days after notice of the meeting was mailed or disclosed.

The notice must include, as to each nominee, his name, age, address, principal occupation, ownership of MCG stock and any information required under the proxy rules. The notice must also include, as to each nominating stockholder, his name, address and his ownership of MCG stock as well as details of any arrangements between the stockholder and the nominee and any other information required under the proxy rules.

	Rights of PFLT Stockholders	Rights of MCG Stockholders
provisions of the PFLT bylaws. To be timely, such notice must be delivered to the secretary at PFLT’s principal executive office not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Amendment of Charter	PFLT’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. PFLT’s charter also provides that certain charter amendments and any proposal for its conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for its liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of PFLT’s continuing directors, as defined in PFLT’s charter (in addition to approval by PFLT’s board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.

The DGCL and MCG’s restated certificate of incorporation provide that an amendment to the restated certificate of incorporation requires that the board of directors adopt a resolution setting forth the proposed amendment and that the stockholder must approve the amendment by a majority of outstanding shares entitled to vote (and a majority of the outstanding shares of each class entitled to vote, if any).

The MCG restated certificate of incorporation also provides that the affirmative vote of the holders of at least two-thirds of the share of MCG’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, shall be required to amend or repeal any provision of Article V (board of directors), VI (limitation of liability), VII (indemnification), VIII (stockholder action) or IX (amendment) of MCG’s restated certificate of incorporation.

Amendment of Bylaws	PFLT’s charter and the PFLT bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of the PFLT bylaws and to make new bylaws.	MCG’s restated certificate of incorporation provides that the board of directors is expressly authorized to adopt, amend or repeal the amended and restated bylaws and that any bylaws so made by the directors may be amended or repealed by the directors or the stockholders. Notwithstanding anything in the restated certificate of incorporation to the contrary, the amended and restated bylaws may not

	Rights of PFLT Stockholders	Rights of MCG Stockholders
be amended or repealed by the stockholders, and no provisions inconsistent with the amended and restated bylaws shall be adopted by the stockholders, without the vote of the holders of two-thirds of the shares of MCG’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class

Liquidation/Dissolution	PFLT’s charter provides that any liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of PFLT’s continuing directors (in addition to approval by PFLT’s board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.	The DGCL provides that a dissolution of the company requires that the board of directors adopt a resolution setting forth the board’s determination that a dissolution is advisable and that the stockholders must approve the dissolution by a majority of outstanding shares entitled to vote (and a majority of the outstanding shares of each class entitled to vote, if any). The DGCL also provides that a dissolution may be authorized without action of the board of directors if all of the stockholders entitled to vote thereon consent in writing to a dissolution of the company.

Business Combinations with Interested Stockholders

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•       any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•       an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more

Section 203 of the DGCL prohibits a Delaware corporation, such as MCG, from engaging in a “business combination” with a person beneficially owning 15% or more of the corporation’s voting stock for three years following the time that person becomes a 15% beneficial owner, with certain exceptions. MCG has not elected not to be governed by Section 203 of the DGCL.

Rights of PFLT Stockholders	Rights of MCG Stockholders

of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•       80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•       two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an

	Rights of PFLT Stockholders	Rights of MCG Stockholders

interested stockholder. PFLT’s board of directors has adopted a resolution that any business combination between PFLT and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of PFLT and increase the difficulty of consummating any offer.

Appraisal Rights	As permitted by the Maryland General Corporation Law, PFLT’s charter provides that stockholders will not be entitled to exercise appraisal rights.

Under the DGCL, a stockholder of a Delaware corporation who has not voted in favor of, nor consented in writing to, a merger or consolidation in which the corporation is participating generally has the right to an appraisal of the fair value of the stockholder’s share of stock, subject to certain exceptions and specified procedural requirements.

Under the DGCL, appraisal rights are available in the Merger for MCG stockholders.

Preemptive Rights	Shares of PFLT Common Stock are not subject to preemptive rights.	Shares of MCG Common Stock are not subject to preemptive rights.

Voting Rights	PFLT’s charter provides that each share of PFLT Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of PFLT Common Stock from time to time into one or more classes or series of stock.	MCG’s restated certificate of incorporation provides that each share MCG Common Stock shall entitle the holder thereof to cast one vote at every annual or special meeting of stockholders.

Stockholders’ Meetings and Required Notice	Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of PFLT is held on the date and at the time set by the board of directors.	Annual Meetings. An annual meeting of the stockholders shall be held each year on the date and at the time and place set by the Chief Executive Officer or a majority of the board of directors of MCG.

	Rights of PFLT Stockholders	Rights of MCG Stockholders

Special Meetings. Any chairman of the board, the president or the board of directors may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders shall also be called by the secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (1) mail, (2) presenting it to such stockholder personally, (3) leaving it at the stockholder’s residence or usual place of business or (4) any other means permitted by Maryland law, including electronic transmission.

Special Meetings. A special meeting of stockholders may be called by the board, the chairman of the board or the CEO of MCG.

Notice. As permitted under the DGCL, the MCG amended and restated bylaws provide that written notice of an annual or special meeting must be served upon or mailed to each stockholder entitled to vote at such meeting at least 10 but not more than 60 days prior to the meeting. Such notice must state the location, date and hour of the meeting. Business transacted at any special meeting shall be limited to the purposes stated in the notice.

Quorum for Meeting of Stockholders	PFLT’s charter and the PFLT bylaws provide that the presence in person or by proxy of the holders of shares of stock of PFLT entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter constitutes a quorum.	The DGCL and MCG’s amended and restated bylaws provide that a quorum for a stockholder meeting consists of a majority of shares entitled to vote present in person or represented by proxy at such meeting.

	Rights of PFLT Stockholders	Rights of MCG Stockholders

Special Meetings of the Board of Directors	The PFLT bylaws provide that special meetings of the board of directors may be called by or at the request of a chairman, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them. The board of directors may provide, by resolution, the time and place for the holding of special meetings of the board of directors without notice other than such resolution.	MCG’s amended and restated bylaws provide that special meetings of the board of directors may be called by the chairman, by two or more directors or the CEO.

Classification of Directors	PFLT’s charter provides that its board of directors is divided into three classes of directors serving staggered three-year terms.	MCG’s restated certificate of incorporation provides that its board of directors is divided into three classes of directors serving staggered three-year terms.

Limitation of Personal Liability of Directors	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. PFLT’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.	MCG’s restated certificate of incorporation limits the liability of MCG directors, except for liability (1) for a breach of the director’s duty of loyalty to MCG or its stockholders, (2) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL (which creates liability for the unlawful payment of dividends and unlawful stock purchases or redemptions) or (4) for any transaction from which the director derived an improper personal benefit. The MCG restated certificate of incorporation further provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a MCG director shall be eliminated or limited to the fullest extent permitted by the DGCL, so amended. The MCG restated certificate of incorporation also provides that as long as MCG is subject to the 1940 Act, neither MCG’s restated certificate of incorporation nor its amended and restated bylaws shall limit

	Rights of PFLT Stockholders	Rights of MCG Stockholders
the liability of, or permit the indemnification of, any director or officer of MCG that would otherwise be prohibited under the 1940 Act.

Indemnification of Officers and Directors	PFLT’s charter and the PFLT bylaws together require PFLT, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at PFLT’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.	MCG’s restated certificate of incorporation provides that any person who is made party to any proceeding because he or she is or was a director or officer of MCG, or served as a director or officer of another entity at MCG’s request, will be indemnified and held harmless by MCG to the full extent permitted by the DGCL. The restated certificate of incorporation provides that an indemnification will only be made upon a determination by a majority vote of disinterested directors, a committee of disinterested directors, independent legal counsel, or by the stockholders that indemnification is proper because the officer or director has met the applicable standard of conduct set forth in the DGCL. The restated certificate of incorporation also provides that MCG may pay the expenses incurred by such director or officer in defending a proceeding if the director or officer undertakes to repay the corporation in the event that the director or officer is not entitled to indemnification by MCG.

REGULATION OF PFLT

PFLT is a BDC under the 1940 Act and has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between a BDC and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that PFLT may not change the nature of its business so as to cease to be, or to withdraw PFLT’s election as, a BDC unless approved by holders of a majority of its outstanding voting securities.

PFLT may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, PFLT may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. PFLT may purchase or otherwise receive warrants to purchase the common stock of its portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, PFLT may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. PFLT does not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, PFLT generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of more than one investment company. With regard to that portion of PFLT’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject PFLT’s stockholders to additional expenses. PFLT may enter into hedging transactions to manage the risks associated with interest rate fluctuations. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to PFLT’s business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities listed on a national securities exchange;

(ii)	has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250.0 million; or

(iii)	is controlled by a BDC, either alone or as part of a group acting together, and such BDC in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company.

(2)	Securities of any eligible portfolio company which PFLT controls.

(3)	Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and PFLT already owns 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a BDC, PFLT is required to make available managerial assistance to its portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if a BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. PFLT Administrator may provide such assistance on PFLT’s behalf to portfolio companies that request such assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which PFLT refers to, collectively, as temporary investments, so that 70% of PFLT’s assets are qualifying assets. PFLT may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as PFLT, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of PFLT’s assets that may be invested in such repurchase agreements. However, if more than 25% of PFLT’s total assets constitute repurchase agreements from a single counterparty, it would not meet the diversification tests, applicable to RICs, in order to qualify as a RIC for federal income tax purposes. Thus, PFLT does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The PFLT Investment Adviser will monitor the creditworthiness of the counterparties with which PFLT enters into repurchase agreement transactions.

Senior Securities

PFLT is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to PFLT Common Stock if its asset coverage, as defined in the 1940 Act, is compliant with the 1940 Act immediately after each such issuance. In addition, while any senior securities remain outstanding, PFLT must make provisions to prohibit any distribution to PFLT’s stockholders or the repurchase of such securities or shares unless PFLT meets the applicable asset coverage requirement at the time of the distribution or repurchase. PFLT may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage ratio. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to PFLT’s Business and Structure—Regulations governing PFLT’s operation as a BDC will affect PFLT’s ability to, and the way in which PFLT, raises additional capital” for more information.

Joint Code of Ethics and Code of Conduct

PFLT and the PFLT Investment Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and a code of conduct that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by PFLT, so long as such investments are made in accordance with the codes’ requirements. The joint code of ethics and code of conduct are available, free of charge, on PFLT’s website at www.pennantpark.com. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the joint code of ethics is attached as an exhibit to PFLT’s annual report on Form 10-K and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of the joint code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

PFLT has delegated its proxy voting responsibility to the PFLT Investment Adviser. The Proxy Voting Policies and Procedures of the PFLT Investment Adviser are set forth below. The guidelines are reviewed periodically by the PFLT Investment Adviser and PFLT’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “PFLT” refers to the PFLT Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, PFLT has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, PFLT recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for PFLT’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

PFLT votes proxies relating to its portfolio securities in what it perceives to be the best interest of its clients’ stockholders. PFLT reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although PFLT will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, PFLT may vote for such a proposal if there exists compelling long-term reasons to do so.

PFLT’s proxy voting decisions are made by the senior investment professionals who are responsible for monitoring each of clients’ investments. To ensure that PFLT votes are not the product of a conflict of interest, PFLT requires that: (1) anyone involved in the decision making process discloses to PFLT’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how PFLT intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how PFLT voted proxies, free of charge, by calling PFLT collect at (212) 905-1000 or by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Other

PFLT may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its board of directors, including a majority of directors who are not interested persons of PFLT, and, in some cases, prior approval by the SEC.

PFLT will be periodically examined by the SEC for compliance with the 1940 Act.

PFLT is required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect PFLT against larceny and embezzlement. Furthermore, as a BDC, PFLT is prohibited from protecting any director or officer against any liability to itself or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

PFLT and the PFLT Investment Adviser have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. PFLT reviews these policies and procedures annually for their adequacy and the effectiveness of their implementation, and PFLT designates a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act, imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect PFLT.

For example:

•	pursuant to Rule 13a-14 under the Exchange Act, PFLT’s Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in its periodic reports;

•	pursuant to Item 307 of Regulation S-K under the Securities Act, PFLT’s periodic reports must disclose its conclusions about the effectiveness of its disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, PFLT’s management must prepare an annual report regarding its assessment of its internal controls over financial reporting; and

•	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 of under the Exchange Act, PFLT’s periodic reports must disclose whether there were significant changes in its internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires PFLT to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. PFLT continues to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continue to take actions necessary to ensure that PFLT is in compliance with that act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR OF MCG

Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 751 Kasada Avenue, Minneapolis, Minnesota 55414 serves as trustee and custodian with respect to MCG’s investment assets. American Stock Transfer & Trust Company, LLC, located at 6201 15th Avenue, 3rd floor, Brooklyn, NY 11219, acts as MCG’s transfer, dividend paying and reinvestment plan agent and registrar.

SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND TRUSTEE OF PFLT

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon, provides administrative and accounting services to PFLT under a sub-administration and accounting services agreement. The Bank of New York Mellon provides custodian services to PFLT pursuant to a custodian services agreement. The principal business address of The Bank of New York Mellon is One Wall Street, New York, NY 10286. American Stock Transfer & Trust Company, LLC acts as PFLT’s transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, 3rd floor, Brooklyn, NY 11219, telephone number: (800) 937-5449. American Stock Transfer  & Trust Company, LLC may also serve as trustee for offerings of PFLT’s debt securities.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since PFLT generally acquires and disposes of its investments in privately negotiated transactions, it infrequently use brokers in the normal course of its business. Subject to policies established by PFLT’s board of directors, the PFLT Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of PFLT’s portfolio transactions and the allocation of brokerage commissions. The PFLT Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PFLT, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the PFLT Investment Adviser generally seeks reasonably competitive trade execution costs, PFLT will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the PFLT Investment Adviser may select a broker based partly upon brokerage or research services provided to the PFLT Investment Adviser and PFLT and any other clients. In return for such services, PFLT may pay a higher commission than other brokers would charge if the PFLT Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the PFLT Common Stock to be issued in the Merger will be passed upon for PFLT by Venable LLP, as Maryland counsel. Dechert LLP also represents PFLT and the PFLT Investment Adviser.

EXPERTS

The consolidated statement of assets and liabilities of PFLT and its subsidiaries, including the consolidated schedule of investments, as of September 30, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year ended September 30, 2014, have been included herein and in the registration statement in reliance upon the reports of McGladrey LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated statements of assets and liabilities of PFLT and its subsidiaries, including the consolidated schedule of investments, as of September 30, 2013, and the related consolidated statements of operations, changes in net assets and cash flows for the years ended September 30, 2013 and 2012, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. These consolidated financial statements are the responsibility of the PFLT’s management.

Ernst & Young LLP, independent registered public accounting firm, has audited the consolidated financial statements and schedule of MCG at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial highlights for each of the five years ended December 31, 2014, as set forth in their report. MCG has included the consolidated financial statements and schedule of MCG in this joint proxy statement and prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

With respect to the unaudited condensed consolidated interim financial information of MCG for the three-month periods ended March 31, 2015 and March 31, 2014, included herein and in the registration statement, Ernst & Young LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated April 29, 2015, included in MCG’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, and included herein, states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Ernst & Young LLP is not subject to the liability provisions of Section 11 of the Securities Act for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by Ernst & Young LLP within the meaning of Sections 7 and 11 of the Securities Act.

OTHER MATTERS

MCG

Pursuant to MCG’s amended and restated bylaws, business to be conducted at a special meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. MCG’s board of directors is not aware of any matter to be presented for action before the special meeting other than the matters referred to above and does not intend to bring any other matters before the special meeting or at any adjournment or postponement thereof.

PFLT

According to the PFLT bylaws, business to be conducted at a special meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. No matters other than the matters described in this joint proxy statement and prospectus are anticipated to be presented for action at the PFLT special meeting or at any adjournment of such special meeting.

WHERE YOU CAN FIND MORE INFORMATION

PFLT has filed with the SEC a registration statement (of which this joint proxy statement and prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about PFLT and the securities being offered by this joint proxy statement and prospectus.

Each of MCG and PFLT is subject to the informational requirements of the Exchange Act. Accordingly, both must file annual, quarterly and current reports, proxy material and other information with the SEC.

Information contained on PFLT’s website is not incorporated by reference into this joint proxy statement and prospectus, and you should not consider information contained on PFLT’s website to be part of this joint proxy statement and prospectus. PFLT files periodic reports, proxy statements and other information with the SEC and makes such reports available on its website free of charge as soon as reasonably practicable. You may read and copy the materials that PFLT files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov that contains material that PFLT files with the SEC on the EDGAR Database.

The information PFLT files with the SEC is available free of charge by contacting it at (212) 905-1000 or by making a written request for such information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15th Floor, New York, New York 10022.

You can inspect any materials MCG files with the SEC without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including MCG, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Information contained on the SEC’s web site about MCG is not incorporated into this joint proxy statement and prospectus and you should not consider information contained on the SEC’s web site to be part of this joint proxy statement and prospectus.

PRIVACY PRINCIPLES

PFLT

PFLT is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information PFLT collects, how PFLT protects that information and why, in certain cases, it may share information with select other parties.

Generally, PFLT does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to PFLT. PFLT does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

PFLT restricts access to non-public personal information about its stockholders to employees of the PFLT Investment Adviser and its affiliates with a legitimate business need for the information. PFLT maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

PFLT’s privacy protection policies are available, free of charge, on its website at www.pennantpark.com. In addition, the privacy policy is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, filed as an exhibit to PFLT’s annual report on Form 10-K (File No. 814-00891 filed on November 17, 2011). You may also obtain copies of PFLT’s privacy policy, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

MCG

MCG is committed to maintaining the privacy of its stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information the company collects, how it protects that information and why, in certain cases, MCG may share information with select other parties.

Generally, MCG does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to MCG. MCG does not disclose any non-public personal information about its stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

MCG restricts access to non-public personal information about MCG stockholders to its employees with a legitimate business need for the information. MCG maintains physical, electronic and procedural safeguards designed to protect the security of the non-public personal information of its stockholders.

INDEX TO FINANCIAL STATEMENTS

PFLT Annual Financial Statements

PFLT Interim Financial Statements

MCG Annual Financial Statements

MCG Interim Financial Statements

Annual Financial Statements of MCG’s Significant Subsidiary

Management’s Report on Internal Control Over Financial Reporting

The management of PennantPark Floating Rate Capital, Ltd., or “we,” “us,” “our” and “Company,” is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f), and for performing an assessment of the effectiveness of internal control over financial reporting as of September 30, 2014. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

The Company’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. Generally Accepted Accounting Principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our consolidated financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of September 30, 2014. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in 1992 Internal Control—Integrated Framework. Based on the assessment management believes that, as of September 30, 2014, our internal control over financial reporting is effective based on those criteria.

The Company’s independent registered public accounting firm has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2014. This report appears on page F-5.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Floating Rate Capital Ltd. and its Subsidiary:

We have audited the accompanying consolidated statement of assets and liabilities of PennantPark Floating Rate Capital Ltd. and its Subsidiary (collectively referred to as the “Company”), including the consolidated schedule of investments as of September 30, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year ended September 30, 2014. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2014 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PennantPark Floating Rate Capital Ltd. and its Subsidiary as of September 30, 2014, and the results of their operations, changes in net assets and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), PennantPark Floating Rate Capital, Ltd. and its Subsidiary’s internal control over financial reporting as of September 30, 2014, based on criteria established in Internal Control—Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 1992, and our report dated November 13, 2014 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ McGladrey LLP

New York, New York

November 13, 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Floating Rate Capital Ltd. and its Subsidiary:

We have audited the accompanying consolidated statements of assets and liabilities of PennantPark Floating Rate Capital Ltd. and its Subsidiary (collectively referred to as the “Company”), including the consolidated schedule of investments as of September 30, 2013, the related consolidated statements of operations, changes in net assets and cash flows for the years ended September 30, 2013 and 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2013 by correspondence with the custodians and portfolio companies or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PennantPark Floating Rate Capital Ltd. and its Subsidiary as of September 30, 2013 and the results of their operations and their cash flows for the years ended September 30, 2013 and 2012, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

November 14, 2013

Report of Independent Registered Public Accounting Firm

On Internal Control Over Financial Reporting

The Board of Directors and Stockholders

PennantPark Floating Rate Capital Ltd. and its Subsidiary:

We have audited PennantPark Floating Rate Capital Ltd. and its Subsidiary’s (the “Company”) internal control over financial reporting as of September 30, 2014, based on criteria established in Internal Control—Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 1992. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting on page 53. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, PennantPark Floating Rate Capital, Ltd. and its Subsidiary maintained, in all material respects, effective internal control over financial reporting as of September 30, 2014, based on criteria established in Internal Control—Integrated Framework, issued by COSO in 1992.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statement of assets and liabilities of PennantPark Floating Rate Capital Ltd. and its Subsidiary, including the schedule of investments as of September 30, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended and our report dated November 13, 2014 expressed an unqualified opinion.

/s/ McGladrey LLP

New York, New York

November 13, 2014

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2014	September 30, 2013
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$348,354,295 and $319,283,468, respectively)	$348,428,492	$317,803,894
Cash equivalents (See Note 8)	13,113,817	4,578,249
Interest receivable	1,773,870	2,140,802
Receivable for investments sold	9,001,938	3,659,185
Prepaid expenses and other assets	556,359	619,737

Total assets	372,874,476	328,801,867

Liabilities
Distributions payable	1,340,825	1,303,580
Payable for investments purchased	3,162,000	14,021,588
Unfunded investments	2,705,882	934,555
Credit Facility payable (cost—$146,400,000 and $99,600,000, respectively) (See Notes 5 and 10)	146,949,000	99,600,000
Interest payable on Credit Facility	284,906	189,934
Management fee payable (See Note 3)	914,978	731,635
Performance-based incentive fee payable (See Note 3)	2,180,604	1,164,090
Accrued other expenses	808,571	790,091

Total liabilities	158,346,766	118,735,473

Commitments and contingencies (See Note 11)
Net Assets
Common stock, 14,898,056 shares issued and outstanding. Par value $0.001 per share and 100,000,000 shares authorized.	14,898	14,898
Paid-in capital in excess of par value	207,226,615	207,481,368
Undistributed net investment income	4,878,091	474,766
Accumulated net realized gain on investments	2,882,909	3,574,936
Net unrealized appreciation (depreciation) on investments	74,197	(1,479,574)
Net unrealized appreciation on Credit Facility	(549,000)	—

Total net assets	$214,527,710	$210,066,394

Total liabilities and net assets	$372,874,476	$328,801,867

Net asset value per share	$14.40	$14.10

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended September 30,
	2014	2013	2012
Investment income:
From non-controlled, non-affiliated investments:
Interest	$29,256,441	$17,635,914	$11,856,483
Other income	1,100,391	1,231,654	242,065

Total investment income	30,356,832	18,867,568	12,098,548

Expenses:
Base management fee (See Note 3)	3,702,826	2,196,038	1,494,616
Performance-based incentive fee (See Note 3)	3,464,344	1,891,302	564,540
Interest and expenses on the Credit Facility (See Note 10)	3,471,347	1,853,958	1,482,339
Administrative services expenses (See Note 3)	879,000	864,561	583,613
Other general and administrative expenses	1,011,285	988,541	1,310,084

Expenses before excise tax and amendment costs	12,528,802	7,794,400	5,435,192
Excise tax	479,425	122,897	42,027
Credit Facility issuance and amendment costs (See Notes 5 and 10)	712,930	426,924	311,648

Total expenses	13,721,157	8,344,221	5,788,867

Net investment income	16,635,675	10,523,347	6,309,681

Realized and unrealized gain (loss) on investments and Credit Facility:
Net realized gain on non-controlled, non-affiliated investments	2,873,525	3,574,936	911,925
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	1,553,771	(1,735,965)	4,361,772
Credit Facility (appreciation) depreciation (See Note 5)	(549,000)	(377,500)	377,500

Net change in unrealized appreciation (depreciation) on investments and Credit Facility	1,004,771	(2,113,465)	4,739,272

Net realized and unrealized gain from investments and Credit Facility	3,878,296	1,461,471	5,651,197

Net increase in net assets resulting from operations	$20,513,971	$11,984,818	$11,960,878

Net increase in net assets resulting from operations per common share (See Note 6)	$1.38	$1.25	$1.75

Net investment income per common share	$1.12	$1.10	$0.92

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended September 30,
	2014	2013	2012
Net increase (decrease) in net assets from operations:
Net investment income	$16,635,675	$10,523,347	$6,309,681
Net realized gain on investments	2,873,525	3,574,936	911,925
Net change in unrealized appreciation (depreciation) on investments	1,553,771	(1,735,965)	4,361,772
Net change in unrealized (appreciation) depreciation on Credit Facility	(549,000)	(377,500)	377,500

Net increase in net assets resulting from operations	20,513,971	11,984,818	11,960,878

Distributions to stockholders:
Distribution of net investment income	(12,477,719)	(9,129,072)	(5,922,118)
Distribution of realized gains	(3,574,936)	(911,925)	(311,988)

Total distributions to stockholders	(16,052,655)	(10,040,997)	(6,234,106)

Capital transactions:
Public offerings and distributions reinvested	—	113,567,268	—
Offering costs	—	(1,188,572)	—
Accrued sales load charges	—	—	(2,055,000)

Net increase (decrease) from capital transactions	—	112,378,696	(2,055,000)

Net increase in net assets	4,461,316	114,322,517	3,671,772
Net assets:
Beginning of year	210,066,394	95,743,877	92,072,105

End of year	$214,527,710	$210,066,394	$95,743,877

Undistributed (Distributions in excess of) net investment income, end of year	$4,878,091	$474,766	$(1,313,000)

Capital share activity:
Shares issued from public offerings	—	8,038,700	—

Shares issued from reinvestment of dividends	—	8,689	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended September 30,
	2014	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$20,513,971	$11,984,818	$11,960,878
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Net change in unrealized (appreciation) depreciation on investments	(1,553,771)	1,735,965	(4,361,772)
Net change in unrealized appreciation (depreciation) on Credit Facility	549,000	377,500	(377,500)
Net realized gain on investments	(2,873,525)	(3,574,936)	(911,925)
Net accretion of discount and amortization of premium	(1,253,776)	(1,178,778)	(704,452)
Purchases of investments	(248,124,673)	(316,463,651)	(128,673,695)
Payment-in-kind interest	(662,226)	(471,675)	(119,552)
Proceeds from dispositions of investments	225,614,700	174,918,136	71,337,986
Decrease (increase) in interest receivable	366,932	(751,935)	(656,172)
(Increase) decrease in receivable for investments sold	(5,342,753)	(2,672,907)	1,481,222
Decrease (increase) in prepaid expenses and other assets	63,378	(308,424)	(147,939)
(Decrease) increase in payable for investments purchased	(10,859,588)	10,664,088	2,367,500
Increase in interest payable on Credit Facility	94,972	28,384	11,304
Increase in management fee payable	183,343	306,888	158,315
Increase in performance-based incentive fee payable	1,016,514	657,776	506,314
Increase in accrued other expenses	18,480	342,971	303,440

Net cash used for operating activities	(22,249,022)	(124,405,780)	(47,826,048)

Cash flows from financing activities:
Public offerings	—	113,443,028	—
Offering costs	—	(1,188,572)	—
Deferred sales load paid	—	(2,055,000)	—
Distributions paid to stockholders	(16,015,410)	(9,161,230)	(6,165,599)
Borrowings under Credit Facility (See Notes 5 and 10)	148,200,000	235,350,000	97,650,000
Repayments under Credit Facility (See Notes 5 and 10)	(101,400,000)	(211,250,000)	(46,800,000)

Net cash provided by financing activities	30,784,590	125,138,226	44,684,401

Net increase (decrease) in cash equivalents	8,535,568	732,446	(3,141,647)
Cash equivalents, beginning of year	4,578,249	3,845,803	6,987,450

Cash equivalents, end of year	$13,113,817	$4,578,249	$3,845,803

Supplemental disclosure of cash flow information:
Interest paid	$3,341,375	$1,825,574	$1,471,035

Taxes paid	$254,753	$82,378	$3,952

Distributions reinvested	$—	$124,240	$—

Conversions and non-cash exchanges	$6,902,784	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)		Par / Shares	Cost	Fair Value(2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—162.4%(3),(4)
First Lien Secured Debt—141.0%
AKA Diversified Holdings, Inc.	04/02/2018	Retail	11.92%	L+1,175	(9)	9,060,104	$8,865,835	$9,167,028
AKA Diversified Holdings, Inc.(10)	04/02/2018	Retail	—	—		2,000,000	2,000,000	2,023,603
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%	L+575		7,334,751	7,289,756	7,261,403
Alvogen Pharma US, Inc.	05/23/2018	Healthcare and Pharmaceuticals	7.00%	L+575		2,764,276	2,738,582	2,781,553
Ancile Solutions, Inc.	07/16/2018	High Tech Industries	6.25%	L+500		4,333,333	4,299,220	4,327,917
AP Gaming I, LLC	12/21/2020	Hotel, Gaming and Leisure	9.25%	L+825		1,389,500	1,351,463	1,396,447
Ascend Learning, LLC	07/31/2019	Media: Broadcasting and Subscription	6.00%	L+500		3,476,244	3,463,094	3,479,720
Aspen Dental Management, Inc.	10/06/2016	Consumer Services	7.00%	L+550		2,917,500	2,900,680	2,902,912
ATI Holdings, Inc.	12/20/2019	Healthcare and Pharmaceuticals	5.00%	L+400		2,947,500	2,924,974	2,956,107
Azure Midstream Energy LLC	11/15/2018	Energy: Oil and Gas	6.50%	L+550		5,293,750	5,228,951	5,240,812
BBB Industries, LLC	03/27/2019	Automotive	5.50%	L+425		3,023,140	3,004,531	3,005,515
Blue Bird Body Company	06/29/2020	Automotive	6.50%	L+550		5,000,000	4,927,548	4,925,000
Bowlmor AMF, Corp.	09/17/2021	Retail	7.25%	L+625		8,000,000	7,880,197	7,970,000
CBAC Borrower, LLC(8)	07/02/2020	Hotel, Gaming and Leisure	8.25%	L+700		5,000,000	4,957,132	5,087,500
Charming Charlie LLC	12/24/2019	Retail	9.00%	L+800		4,477,500	4,416,233	4,477,500
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.25%	L+600		4,975,000	4,928,906	4,975,000
Creative Circle, LLC	06/25/2020	Media: Advertising, Printing and Publishing	5.50%	L+450		5,900,000	5,843,227	5,811,500
Curo Health Services, LLC	06/08/2020	Healthcare and Pharmaceuticals	5.75%	L+475		1,995,000	1,947,166	1,963,419
DCS Business Services, Inc.	03/19/2018	Business Services	7.25%	L+575		3,253,740	3,218,698	3,172,396
Edmentum, Inc.	05/17/2018	Media: Broadcasting and Subscription	5.50%	L+450		924,982	924,982	915,732
eResearchTechnology, Inc.	05/02/2018	Healthcare and Pharmaceuticals	6.00%	L+475		2,858,864	2,847,367	2,855,291
e-Rewards, Inc.	10/29/2018	High Tech Industries	6.00%	L+500		9,812,500	9,652,736	9,665,312
FHC Health Systems, Inc.	01/09/2018	Healthcare and Pharmaceuticals	5.75%	L+475		4,258,929	4,226,747	4,258,929
Fishnet Security, Inc.	11/30/2017	High Tech Industries	6.25%	L+500		3,610,688	3,591,818	3,592,634
GlobalLogic Holdings, Inc.	05/31/2019	High Tech Industries	6.25%	L+525		3,970,000	3,934,577	3,840,975
Granite Broadcasting Corporation	05/23/2018	Media: Broadcasting and Subscription	6.75%	L+550		1,096,930	1,094,839	1,094,188
Greenway Health, LLC	11/04/2020	High Tech Industries	6.00%	L+500		6,947,500	6,888,768	6,912,762
Help/Systems Holdings, Inc.	06/28/2019	High Tech Industries	5.50%	L+450		4,950,000	4,909,380	4,894,312
Hollander Sleep Products, LLC	10/20/2020	Consumer Goods: Non-Durable	9.00%	L+800		1,200,000	1,182,000	1,182,000
Hostway Corporation	12/13/2019	High Tech Industries	6.00%	L+475		4,906,250	4,864,869	4,881,719
Hunter Defense Technologies, Inc.	08/05/2019	Aerospace and Defense	6.50%	L+550		7,000,000	6,931,037	6,912,500
IDQ Holdings, Inc.(5),(8)	03/30/2017	Automotive	11.50%	—		2,000,000	1,977,245	2,167,500
iEnergizer Limited and Aptara, Inc.(6)	05/01/2019	Business Services	7.25%	L+600		12,409,413	12,270,960	11,788,942
InfuSystem Holdings, Inc.	11/30/2016	Healthcare and Pharmaceuticals	13.16%	P+992		1,500,000	1,500,000	1,535,715
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.50%	L+450		5,453,617	5,377,967	5,453,617
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.00%	L+1,100		4,500,000	4,436,038	4,500,000
Jackson Hewitt Tax Service Inc.	10/16/2017	Consumer Services	10.00%	L+850		5,140,179	5,059,028	5,114,478
K2 Pure Solutions NoCal, L.P.(8)	08/19/2019	Chemicals, Plastics and Rubber	10.00%	L+900		6,157,648	6,048,214	6,064,275
Lanyon Solutions, Inc.	11/13/2020	High Tech Industries	5.50%	L+450		1,985,004	1,977,359	1,967,635
LifeCare Holdings LLC(8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%	L+525		5,925,000	5,855,212	5,821,312
Meritas Schools Holdings, LLC	06/25/2019	Consumer Services	7.00%	L+575		2,505,285	2,484,597	2,506,864
National Surgical Hospitals, Inc.	08/01/2019	Healthcare and Pharmaceuticals	5.25%	L+425		8,130,872	8,111,416	8,090,218
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%	L+525		9,900,000	9,817,130	9,809,217
Patriot National, Inc. (f/k/a Old Guard Risk Services, Inc.)	11/27/2018	Banking, Finance, Insurance and Real Estate	12.50%	L+1,150		13,293,846	12,716,069	13,426,785

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2014

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(1)	Par / Shares	Cost	Fair Value(2)
Polyconcept Finance B.V.	06/28/2019	Consumer Goods: Non-Durable	6.00%		L+475	7,717,766	$7,653,621	$7,669,530
Premier Dental Services, Inc.	11/01/2018	Consumer Services	6.00%		L+500	8,303,261	8,187,838	8,220,228
Quality Home Brands Holdings LLC	12/17/2018	Consumer Goods: Durable	7.75%		L+650	4,962,500	4,921,444	4,970,787
RCS Capital Corporation	04/29/2019	Banking, Finance, Insurance and Real Estate	6.50%		L+550	4,937,500	4,891,688	4,956,016
Robertshaw US Holding Corp. (f/k/a Fox US Bidco Corp.)	06/18/2019	Consumer Goods: Durable	9.00%		L+750	3,294,118	3,262,700	3,288,278
Robertshaw US Holding Corp. (f/k/a Fox US Bidco Corp.)(10)	06/18/2019	Consumer Goods: Durable	—		—	705,882	705,882	704,631
SCE Partners, LLC	08/14/2019	Hotel, Gaming and Leisure	8.25%		L+725	12,000,000	11,898,121	12,000,000
Securus Technologies Holdings, Inc.	04/30/2020	Telecommunications	4.75%		L+350	1,980,002	1,963,277	1,955,252
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750	6,643,409	6,382,042	5,979,068
St. George’s University Scholastic Services LLC(6)	08/09/2021	Consumer Services	5.75%		L+475	2,000,000	1,990,000	2,002,500
Surgical Specialties Corporation (US), Inc.	08/22/2018	Healthcare and Pharmaceuticals	7.25%		L+575	3,375,000	3,347,830	3,366,563
Sutherland Global Services, Inc.	03/06/2019	Business Services	7.25%		L+600	925,000	910,694	922,688
Systems Maintenance Services Holding, Inc.	10/18/2019	High Tech Industries	5.00%		L+400	5,955,000	5,931,546	5,910,338
Tensar Corporation	07/09/2021	Construction and Building	5.75%		L+475	5,000,000	4,950,448	4,968,750
Therakos, Inc.	12/27/2017	Healthcare and Pharmaceuticals	7.50%		L+625	4,843,177	4,775,215	4,861,339
UniTek Global Services, Inc.(8)	04/15/2016	Telecommunications	12.25 (PIK 7.25	% %)	L+1,125	135,817	135,817	135,817
UniTek Global Services, Inc.	04/16/2018	Telecommunications	—	(7)	—	2,184,319	2,150,875	1,332,435
Virtual Radiologic Corporation(8)	12/22/2016	Business Services	7.26%		L+550	2,925,663	2,915,553	2,157,677
Wilton Brands, LLC	08/30/2018	Consumer Goods: Non-Durable	7.50%		L+625	3,017,653	2,977,186	2,844,138
YP LLC	06/04/2018	Media: Advertising, Printing and Publishing	8.00%		L+675	3,224,845	3,160,701	3,230,907
Zest Holdings, LLC	08/17/2020	Healthcare and Pharmaceuticals	5.25%		L+425	8,910,169	8,910,169	8,910,169

Total First Lien Secured Debt							302,889,195	302,565,355

Second Lien Secured Debt—17.0%
American Gilsonite Company(5),(8)	09/01/2017	Metals and Mining	11.50%		—	1,000,000	1,000,000	1,080,000
Cannery Casino Resorts, LLC(8)	10/02/2019	Hotel, Gaming and Leisure	10.00%		L+875	1,700,000	1,675,421	1,687,250
Carolina Beverage Group, LLC(5),(8)	08/01/2018	Beverage, Food and Tobacco	10.63%		—	3,500,000	3,500,000	3,613,750
J.A. Cosmetics Holdings, Inc.(8)	07/31/2019	Consumer Goods: Durable	11.00%		L+1,000	4,000,000	3,926,394	4,059,524
Language Line, LLC	12/20/2016	Consumer Services	10.50%		L+875	7,100,000	7,026,077	7,023,107
Novitex Acquisition, LLC	07/07/2021	Business Services	11.75%		L+1,050	11,000,000	10,893,446	10,780,000
Penton Media, Inc.(8)	10/02/2020	Media: Diversified and Production	9.00%		L+775	5,600,000	5,527,495	5,593,000
Sunshine Oilsands Ltd.(5),(6),(8)	08/01/2017	Energy: Oil and Gas	10.00%		—	2,812,500	2,645,114	2,638,153

Total Second Lien Secured Debt							36,193,947	36,474,784

Subordinated Debt/Corporate Notes—3.3%(8)
Affinion Group Holdings, Inc.(5)	09/14/2018	Consumer Goods: Durable	14.50 (PIK 14.50	% %)	—	4,161,233	3,639,478	3,537,048
Affinion Investments LLC(5)	08/15/2018	Consumer Goods: Durable	13.50%		—	1,734,000	1,734,000	1,612,620
Credit Infonet, Inc.	10/26/2018	High Tech Industries	12.50 (PIK 1.25	% %)	—	1,993,762	1,961,974	1,924,017

Total Subordinated Debt/Corporate Notes							7,335,452	7,073,685

Preferred Equity—0.2%(7),(8)
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	8.00%		—	400	399,704	421,215

Common Equity/Warrants—0.9%(7),(8)
Affinion Group Holdings, Inc., Series A (Warrants)	12/12/2023	Consumer Goods: Durable	—		—	554,715	1,186,649	1,040,091
Affinion Group Holdings, Inc., Series B (Warrants)	12/12/2023	Consumer Goods: Durable	—		—	1,135,743	—	22,715

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2014

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par / Shares	Cost	Fair Value(2)
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	—	—	30	296	58,055
Patriot National, Inc. (f/k/a Old Guard Risk Services, Inc.) (Warrants)	11/27/2023	Banking, Finance, Insurance and Real Estate	—	—	7,403	151,853	399,833
UniTek Global Services, Inc. (Warrants)	N/A	Telecommunications	—	—	56,717	95,285	6,239
Vestcom Parent Holdings, Inc. (Vestcom International, Inc.)	—	Media: Advertising, Printing and Publishing	—	—	15,179	56,895	244,631
Z Wireless Holdings, Inc. (AKA Diversified Holdings, Inc.) (Warrants)	10/21/2021	Retail	—	—	463	45,019	121,889

Total Common Equity/Warrants						1,535,997	1,893,453

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						348,354,295	348,428,492
Cash Equivalents—6.1%
BlackRock Liquidity Funds, Temp Cash and Temp Fund, Institutional Shares						13,113,817	13,113,817

Total Investments and Cash Equivalents—168.5%						$361,468,112	$361,542,309

Liabilities in Excess of Other Assets—(68.5)%							(147,014,599)
Net Assets—100.0%							$214,527,710

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)	Valued based on our accounting policy (see Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(1)	Par/ Shares	Cost	Fair Value(2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—151.3% (3),(4) First Lien Secured Debt—133.8%
AKA Diversified Holdings, Inc.	12/21/2016	Retail	12.50 (PIK 1.50	%(9) %)	L+1,225	2,728,141	$2,684,231	$2,755,278
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%		L+575	8,457,500	8,394,246	8,457,500
Alvogen Pharma US, Inc.(8)	05/23/2018	Healthcare and Pharmaceuticals	7.00%		L+575	1,995,000	1,976,374	1,980,037
AMF Bowling Centers, Inc.(8)	06/29/2018	Retail	8.75%		L+750	7,950,000	7,711,500	7,870,500
Ancile Solutions, Inc.	07/16/2018	High Tech Industries	6.25%		L+500	5,000,000	4,951,516	4,962,500
ARC Automotive Group, Inc.	11/15/2018	Automotive	6.25%		L+500	2,530,875	2,510,159	2,530,875
Aspen Dental Management, Inc.	10/06/2016	Consumer Services	7.00%		L+550	2,947,500	2,916,715	2,829,600
ATI Holdings, Inc.	12/20/2019	Healthcare and Pharmaceuticals	5.75%		L+450	2,977,500	2,951,133	2,999,831
BBB Industries, LLC	03/27/2019	Automotive	5.50%		L+425	2,925,000	2,903,031	2,917,687
BBTS Borrower LP(8)	06/04/2019	Energy: Oil and Gas	7.75%		L+650	6,965,000	6,899,024	7,034,650
Bellisio Foods, Inc.	08/01/2019	Beverage, Food and Tobacco	5.25%		L+425	4,237,288	4,216,574	4,216,102
Bellisio Foods, Inc.(10)	08/01/2019	Beverage, Food and Tobacco	—	(9)	—	762,712	759,021	758,898
BioScrip, Inc.	07/31/2020	Healthcare and Pharmaceuticals	6.50%		L+525	2,000,000	1,970,525	2,010,000
CBAC Borrower, LLC(8)	07/02/2020	Hotel, Gaming and Leisure	8.25%		L+700	5,000,000	4,950,774	5,137,500
Cetera Financial Group, Inc.(8)	08/07/2019	Banking, Finance and Real Estate	6.50%		L+550	5,000,000	4,902,298	4,954,150
CPG International Inc.	09/30/2020	Construction and Building	4.75%		L+375	5,000,000	4,975,000	4,975,000
Cydcor LLC	06/12/2017	Business Services	9.75%		L+725	1,958,125	1,958,125	1,958,125
DCS Business Services, Inc.	03/19/2018	Business Services	7.25%		L+575	3,603,061	3,554,898	3,603,061
Document Technologies, Inc.(8)	12/03/2018	Business Services	5.50%		L+425	961,264	954,199	961,263
EAG, Inc.(8)	07/28/2017	Business Services	6.00%		L+450	888,721	888,721	888,721
Edmenturn, Inc.	05/17/2018	Media: Broadcasting and Subscription	6.00%		L+475	938,438	938,438	941,563
EIG Investors Corp.	11/12/2019	High Tech Industries	6.25%		L+500	2,209,435	2,191,417	2,216,350
Emerald Performance Materials, LLC	05/18/2018	Chemicals, Plastics and Rubber	6.75%		L+550	2,469,992	2,451,906	2,482,342
eResearchtechnology, Inc.	05/02/2018	Healthcare and Pharmaceuticals	6.00%		L+475	2,970,056	2,955,416	2,970,056
FHC Health Systems, Inc.	01/09/2018	Healthcare and Pharmaceuticals	5.75%		L+475	4,937,500	4,890,024	4,962,187
Fishnet Security, Inc.	11/30/2017	High Tech Industries	6.25%		L+500	3,647,438	3,623,608	3,632,228
Granite Broadcasting Corporation	05/23/2018	Media: Broadcasting and Subscription	6.75%		L+550	2,985,000	2,978,216	2,987,478
Graton Economic Development Authority(5),(8)	09/02/2019	Hotel, Gaming and Leisure	9.63%		—	3,000,000	3,000,000	3,300,000
GSE Environmental, Inc.(8)	05/27/2016	Environmental Industries	8.99%		L+750	2,934,372	2,926,116	2,567,575
GSE Environmental, Inc.(8), (10)	10/31/2013	Environmental Industries	—		—	175,657	175,657	153,700
Help/Systems Holdings, Inc.(8)	06/28/2019	High Tech Industries	5.50%		L+450	5,000,000	4,952,010	4,962,500
Howard Berger Co. LLC(8)	08/03/2017	Wholesale	7.00%		L+575	2,585,993	2,555,979	2,456,693
IDQ Holdings, Inc.(5), (8)	03/30/2017	Automotive	11.50%		—	2,000,000	1,969,758	2,155,000
iEnergizer Limited and Aptara, Inc.(6)	05/01/2019	Business Services	7.25%		L+600	8,775,000	8,632,866	8,687,250
InfuSystem Holdings, Inc.	11/30/2016	Healthcare and Pharmaceuticals	11.95%		P+625	2,175,000	2,175,000	2,195,331
Instant Web, Inc.(8)	08/07/2014	Media: Advertising, Printing and Publishing	3.55	%(9)	L+338	6,836,389	6,698,584	5,469,111
Jackson Hewitt Tax Service Inc.	10/16/2017	Consumer Services	10.00%		L+850	5,521,875	5,406,642	5,439,047
JHCI Acquisition, Inc.	07/11/2019	Transportation: Cargo	7.00%		L+575	1,995,000	1,965,824	1,981,454
K2 Pure Solutions NoCal, L.P.(8)	08/19/2019	Chemicals, Plastics and Rubber	10.00%		L+900	6,157,648	6,034,495	6,065,283
LifeCare Holdings LLC(8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%		L+525	5,985,000	5,900,289	5,865,300
Meritas Schools Holdings, LLC	06/25/2019	Consumer Services	7.00%		L+575	2,992,500	2,963,605	2,987,503
Milk Specialties Company	11/09/2018	Consumer Goods: Non-Durable	7.00%		L+575	3,383,000	3,354,728	3,374,542
Mood Media Corporation(6)	05/07/2018	Media: Diversified and Production	7.00%		L+550	2,348,510	2,344,859	2,345,574
NAB Holdings, LLC	04/24/2018	Banking, Finance, Insurance and Real Estate	7.00%		L+550	937,500	926,724	941,016
National Surgical Hospitals, Inc.	08/01/2019	Healthcare and Pharmaceuticals	5.75%		L+450	6,500,000	6,436,491	6,475,625
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%		L+525	10,000,000	9,903,508	9,975,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(1)	Par/ Shares	Cost	Fair Value(2)
Northfield Park Associates LLC	12/19/2018	Hotel, Gaming and Leisure	9.00%		L+775	4,500,000	4,421,591	4,635,000
OCI Beaumont LLC, Term B-1 Loan	08/20/2019	Chemicals, Plastics and Rubber	6.25%		L+500	3,125,000	3,079,073	3,125,000
OCI Beaumont LLC, Term B-2 Loan	08/20/2019	Chemicals, Plastics and Rubber	6.25%		L+500	5,875,000	5,788,657	5,875,000
Orbitz Worldwide, Inc., Term Loan C	03/25/2019	Transportation: Consumer	5.75%		L+475	3,990,000	3,990,000	4,003,287
Packaging Coordinators, Inc.	05/11/2020	Containers, Packaging and Glass	5.50%		L+425	2,500,000	2,488,883	2,500,000
Paladin Brands Holding, Inc.	08/16/2019	Capital Equipment	6.75%		L+550	3,000,000	2,956,071	2,964,390
Pelican Products, Inc.	07/11/2018	Containers, Packaging and Glass	7.00%		L+550	1,481,250	1,456,674	1,473,844
Penton Media, Inc.	08/01/2014	Media: Diversified and Production	6.00 (PIK 2.00	% %)	L+500	7,517,838	7,234,538	7,433,263
Polyconcept Finance B.V.	06/28/2019	Consumer Goods: Non-Durable	6.00%		L+475	7,832,755	7,757,882	7,744,636
Premier Dental Services, Inc.	11/01/2018	Consumer Services	8.25%		L+700	3,374,503	3,286,903	3,382,939
RiverBoat Corporation of Mississippi(8)	11/29/2016	Hotel, Gaming and Leisure	10.00%		L+875	4,250,000	4,188,136	4,250,000
Sabre Industries, Inc.	08/24/2018	Construction and Building	5.75%		L+475	4,972,500	4,923,269	5,009,794
SCE Partners, LLC	08/14/2019	Hotel, Gaming and Leisure	8.25%		L+725	12,000,000	11,881,935	11,880,000
Securus Technologies Holdings, Inc.	04/30/2020	Telecommunications	4.75%		L+350	2,000,000	1,981,121	1,962,500
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	7.50%		L+600	2,646,725	2,629,647	2,382,052
St. George’s University Scholastic Services LLC	12/20/2017	Consumer Services	8.50%		L+700	1,948,471	1,915,350	1,955,778
Surgical Specialties Corporation (US), Inc.	08/22/2018	Healthcare and Pharmaceuticals	7.25%		L+575	3,555,000	3,520,302	3,590,550
Sutherland Global Services, Inc.	03/06/2019	Business Services	7.25%		L+600	975,000	957,196	971,344
The National Underwriter Company	05/31/2018	Media: Advertising, Printing and Publishing	6.00%		L+475	4,415,625	$4,374,813	$4,393,547
Therakos, Inc.	12/27/2017	Healthcare and Pharmaceuticals	7.50%		L+625	2,977,500	2,899,121	2,973,778
UniTek Global Services, Inc.(8)	04/16/2018	Telecommunications	15.00 (PIK 4.00	% %)	L+1,350	2,112,349	2,074,200	2,096,507
Univita Health Inc.	06/19/2017	Consumer Services	6.50%		L+500	2,932,500	2,912,802	2,800,538
Viamedia Services Corp.	04/19/2016	Media: Advertising, Printing and Publishing	7.00%		L+550	3,304,277	3,280,480	3,304,277
Virtual Radiologic Corporation(8)	12/22/2016	Business Services	7.25%		L+550	2,932,500	2,916,949	1,847,475
Wilton Brands, LLC(8)	08/30/2018	Consumer Goods: Non-Durable	7.50%		L+625	3,230,000	3,177,789	3,165,400
YP LLC(8)	06/04/2018	Media: Advertising, Printing and Publishing	8.06%		L+675	5,085,000	4,964,517	5,046,863
Zest Anchors, LLC	08/17/2020	Healthcare and Pharmaceuticals	6.50%		L+550	9,000,000	8,822,056	8,887,500

Total First Lien Secured Debt							281,260,179	281,046,248

Second Lien Secured Debt—13.1%
American Gilsonite Company(5), (8)	09/01/2017	Metals and Mining	11.50%		—	3,000,000	3,000,000	3,067,500
Arsloane Acquisition, LLC	10/01/2020	Business Services	11.75%		L+1,050	5,000,000	4,900,000	4,983,350
Brand Energy and Infrastructure Services, Inc.(8)	10/23/2019	Energy: Oil and Gas	11.00%		L+975	1,906,607	1,861,523	1,946,322
Cannery Casino Resorts, LLC(8)	10/02/2019	Hotel, Gaming and Leisure	10.00%		L+875	1,700,000	1,671,746	1,576,750
Carolina Beverage Group, LLC(5), (8)	08/01/2018	Beverage, Food and Tobacco	10.63%		—	3,500,000	3,500,000	3,578,750

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(1)	Par/ Shares	Cost	Fair Value(2)
Gastar Exploration USA, Inc.(5), (8)	05/15/2018	Energy: Oil and Gas	8.63%		—	2,000,000	2,000,000	1,890,000
ILC Industries, LLC	06/14/2019	High Tech Industries	11.50%		L+1,000	2,000,000	1,920,000	1,840,000
Language Line, LLC	12/20/2016	Consumer Services	10.50%		L+875	7,100,000	6,998,223	6,981,643
Seven Seas Cruises(5), (6), (8)	05/15/2019	Hotel, Gaming and Leisure	9.13%		—	1,500,000	1,500,000	1,635,000

Total Second Lien Secured Debt							27,351,492	27,499,315

Subordinated Debt/Corporate Notes—4.3%(8)
Affinion Group Holdings, Inc.	11/15/2015	Consumer Goods: Durable	11.63%		—	4,100,000	3,873,657	2,357,500
Credit Infonet, Inc.	10/26/2018	High Tech Industries	12.25%		—	1,987,500	1,949,883	1,997,517
Varel International Energy Mezzanine Funding Corp.	01/15/2018	Energy: Oil and Gas	14.00 (PIK 4.00	% %)	—	1,810,934	1,780,211	1,793,834
Vestcom International, Inc.	06/27/2019	Media: Advertising, Printing and Publishing	12.00%		—	2,859,027	2,806,095	2,854,319

Total Subordinated Debt/Corporate Notes							10,409,846	9,003,170

Common Equity/Warrants—0.1%(7), (8)
UniTek Global Services, Inc. (Warrants)	—	Telecommunications	—		—	56,717	95,284	66,926
Vestcom Parent Holdings, Inc. (Vestcom International, Inc.)	—	Media: Advertising, Printing and Publishing	—		—	15,179	166,667	188,235

Total Common Equity/Warrants							261,951	255,161

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							319,283,468	317,803,894
Cash Equivalents—2.2%
BlackRock Liquidity Funds, Temp Cash, Institutional Shares							2,747,327	2,747,327
BlackRock Liquidity Funds, Temp Fund, Institutional Shares							1,830,922	1,830,922

Total Cash Equivalents							4,578,249	4,578,249

Total Investments and Cash Equivalents—153.5%							$323,861,717	$322,382,143

Liabilities in Excess of Other Assets—(53.5)%								(112,315,749)
Net Assets—100.0%								$210,066,394

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L,” or Prime rate or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted.
(2)	Valued based on our accounting policy (see Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement (unfunded investment). This security does not have a basis point spread above an index.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

1. ORGANIZATION

PennantPark Floating Rate Capital Ltd. was organized as a Maryland corporation in October 2010. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act.

Our investment objectives are to generate current income and capital appreciation. We seek to achieve our investment objective by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market private companies whose debt is rated below investment grade. Floating Rate Loans or variable-rate investments pay interest at variable rates, which are determined periodically, on the basis of a floating base lending rate such as LIBOR, with or without a floor, plus a fixed spread. Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets, which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans and other investments bearing a variable rate of interest, which may include, from time to time, variable rate derivative instruments. We generally expect that senior secured loans, or first lien loans, will represent at least 65% of our overall portfolio. We generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments.

We entered into the Investment Management Agreement with the Investment Adviser, an external adviser that manages our day-to-day operations. We also entered into the Administration Agreement with the Administrator, which provides the administrative services necessary for us to operate.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish our Credit Facility. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that the management fee owed with respect to such services is to be paid to us so long as the Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated management fee. The five-year Credit Facility allows Funding I to borrow up to $200 million at LIBOR plus 200 basis points during the revolving period. The Credit Facility is secured by all of the assets held by Funding I. See Note 10.

In April 2011, we closed our initial public offering and our common stock trades on the NASDAQ Global Select Market under the symbol “PFLT.” From inception to date, we have issued 14,889,367 shares of common stock for gross proceeds of $216.2 million, or $207.5 million after deducting the sales load and underwriting expenses paid by us.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Our Consolidated Financial Statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there may not be readily available market values for many of our investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described in this Report, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors quarterly reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

bid prices obtained from at least two brokers/dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair value of our portfolio investments and Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs are capitalized, on liabilities which we do not fair value, and then accreted or amortized using the effective interest method as interest income. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or if there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and expect to be subject to taxation as a RIC. As a result, we account for income taxes using the asset liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon PennantPark Floating Rate Capital Ltd.’s qualification and election to be subject to taxation as a RIC, we do not anticipate paying any material level of federal income taxes in the future. Although we are not subject to federal income taxes as a RIC, we have elected to retain a portion of our calendar year income and accrue an excise tax of $0.5 million, $0.1 million and less than $0.1 million for the years ended September 30, 2014, 2013 and 2012, respectively.

PennantPark Floating Rate Capital Ltd. recognizes in its Consolidated Financial Statements the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

examination. We did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, nor did we have any unrecognized tax benefits as of the periods presented herein. Although we file federal and state tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2011 remain subject to examination by the Internal Revenue Service.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is ratified by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include qualified dividends and/or a return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Floating Rate Capital Ltd. will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of Funding I in our Consolidated Financial Statements.

(f) Asset Transfers and Servicing

Asset transfers that do not meet ASC 860, Transfers and Servicing, requirements for sale accounting treatment are reflected in the Consolidated Statement of Assets and Liabilities as investments. The creditors of Funding I have received a security interest in all its assets and such assets are not intended to be available to the creditors of PennantPark Floating Rate Capital Ltd. or any affiliate of the Company.

3. AGREEMENTS

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Advisers, in February 2014. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that the management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated management fee. For providing these services, the Investment Adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

The base management fee is calculated at an annual rate of 1.00% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded delayed draw loans, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the fiscal years ended September 30, 2014, 2013 and 2012, the Investment Adviser earned a base management fee of $3.7 million, $2.2 million and $1.5 million, respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees, other than fees for providing managerial assistance, such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.9167% in any calendar quarter (11.67% annualized) (we refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up,” which is meant to provide our Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.9167% in any calendar quarter), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the years ended September 30, 2014, 2013 and 2012, the Investment Adviser earned $2.6 million, $1.5 million and $0.3 million, respectively, in incentive fees on net investment income from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the fiscal years ended September 30, 2014, 2013 and 2012 the Investment Adviser earned an incentive fee on capital gains of approximately $0.8 million, zero and zero, respectively, as calculated under the Investment Management Agreement (as described above).

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. The incentive fee accrued for under GAAP on our unrealized and realized capital gains for the years ended September 30, 2014, 2013 and 2012 was $0.1 million, $0.4 million and $0.3 million, respectively.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of the directors who are not interested persons of us, in February 2014. Under the Administration Agreement, the Administrator provides administration services and office facilities to us. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, managerial assistance to portfolio companies to which we are required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statement of Operations. For the years ended September 30, 2014, 2013 and 2012, the Investment Adviser was reimbursed approximately $0.5 million, $0.3 million and $0.2 million, respectively, from us, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above.

In connection with our initial public offering, the Investment Adviser paid to the underwriters 2% of the sales load, or approximately $2.1 million in the aggregate, with respect to the offering of shares of our common stock. We (and indirectly our stockholders) agreed to repay this amount (a) if during any four consecutive calendar quarter-periods ending on or after April 13, 2012 our Pre-Incentive Fee Net Investment Income equaled or exceeded 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. Based on actual returns, we met the conditions for repayment to the Investment Adviser at the quarter ended December 31, 2012 and repaid approximately $2.1 million to the Investment Adviser, who then purchased shares of our common stock in the secondary market.

4. INVESTMENTS

Purchases of investments, including PIK, for the years ended September 30, 2014, 2013 and 2012 totaled $248.8 million, $316.9 million and $128.8 million, respectively. Sales and repayments of investments for the same periods totaled $225.6 million, $174.9 million and $71.3 million, respectively.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Investments and cash equivalents consisted of the following:

	September 30, 2014		September 30, 2013
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$302,889,195	$302,565,355	$281,260,179	$281,046,248
Second lien	36,193,947	36,474,784	27,351,492	27,499,315
Subordinated debt / corporate notes	7,335,452	7,073,685	10,409,846	9,003,170
Preferred equity / common equity / warrants	1,935,701	2,314,668	261,951	255,161

Total investments	348,354,295	348,428,492	319,283,468	317,803,894

Cash equivalents	13,113,817	13,113,817	4,578,249	4,578,249

Total investments and cash equivalents	$361,468,112	$361,542,309	$323,861,717	$322,382,143

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries:

Industry Classification	September 30, 2014	September 30, 2013
Healthcare and Pharmaceuticals	16%	17%
High Tech Industries	14	6
Business Services	8	8
Consumer Services	8	8
Hotel, Gaming and Leisure	8	13
Media: Advertising, Printing and Publishing	7	7
Retail	7	3
Consumer Goods: Durable	6	1
Banking, Finance, Insurance and Real Estate	5	2
Aerospace and Defense	4	1
Automotive	3	2
Consumer Goods: Non-Durable	3	4
Chemicals, Plastics and Rubber	2	6
Energy: Oil and Gas	2	4
Media: Broadcasting and Subscription	2	1
Media: Diversified and Production	2	3
Beverage, Food and Tobacco	1	3
Construction and Building	1	3
Telecommunications	1	1
Containers, Packaging and Glass	—	1
Metals and Mining	—	1
All Other	—	5

Total	100%	100%

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions

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that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material. A review of fair value hierarchy classifications is conducted on a quarterly basis.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence were available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable market-based transactions for the same or similar assets or other relevant observable market based inputs that may be used in pricing an asset.

Our investments are generally structured as Floating Rate Loans, mainly senior secured loans, but also may include second lien, high yield, mezzanine and distressed debt securities and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Our ability to observe valuation inputs for the years ended September 30, 2014 and 2013 has resulted in no and one reclassifications, respectively, from Level 3 to 2 as outlined in the table below.

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In addition to using the above inputs in cash equivalents, investments and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, may not have corroborating evidence and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our portfolio, including our long-term Credit Facility, is valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment.

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair Value as of September 30, 2014	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$282,659,683	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	58,304,473	Market Comparable	Market Yield	6.5% – 14.1% (11.6%)
Equity investments	1,062,806	Market Comparable	Broker/Dealer bid quotes	N/A
Equity investments	1,245,623	Enterprise Market Value	EBITDA multiple	5.0x – 9.5x (7.6x)

Total Level 3 investments	$343,272,585

Long-Term Credit Facility	$146,949,000	Market Comparable	Market Yield	3.6%

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

Asset Category	Fair Value as of September 30, 2013	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$298,655,677	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	14,900,556	Market Comparable	Market Yield	7.3% – 15.2% (11.7%)
Equity investments	188,235	Enterprise Market Value	EBITDA multiple	7.0x

Total Level 3 investments	$313,744,468

Long-Term Credit Facility	$99,600,000	Market Comparable	Market Yield	3.6%

Our investments, cash equivalents and Credit Facility were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value at September 30, 2014
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments (First lien)	$302,565,355	$—	$—	$302,565,355
Debt investments (Second lien)	36,474,784	—	—	36,474,784
Debt investments (Subordinated debt / corporate notes)	7,073,685	—	5,149,668	1,924,017
Equity investments	2,314,668	—	6,239	2,308,429

Total investments	348,428,492	—	5,155,907	343,272,585

Cash equivalents	13,113,817	13,113,817	—	—

Total investments and cash equivalents	$361,542,309	$13,113,817	$5,155,907	$343,272,585

Long-Term Credit Facility	$146,949,000	$—	$—	$146,949,000

	Fair Value at September 30, 2013
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments (First lien)	$281,046,248	$—	$—	$281,046,248
Debt investments (Second lien)	27,499,315	—	1,635,000	25,864,315
Debt investments (Subordinated debt / corporate notes)	9,003,170	—	2,357,500	6,645,670
Equity investments	255,161	—	66,926	188,235

Total investments	317,803,894	—	4,059,426	313,744,468

Cash equivalents	4,578,249	4,578,249	—	—

Total investments and cash equivalents	$322,382,143	$4,578,249	$4,059,426	$313,744,468

Long-Term Credit Facility	$99,600,000	$—	$—	$99,600,000

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

The following tables show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Year Ended September 30, 2014
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$281,046,248	$32,698,220	$313,744,468
Realized gains	2,097,241	774,948	2,872,189
Unrealized (depreciation) appreciation	(109,909)	567,020	457,111
Purchases, PIK and net discount accretion and non-cash exchanges	221,495,119	28,675,897	250,171,016
Sales, repayments and exchanges	(201,963,344)	(22,008,855)	(223,972,199)
Transfers in and/or out of Level 3	—	—	—

Ending Balance	$302,565,355	$40,707,230	$343,272,585

Net change in unrealized (depreciation) appreciation reported within the net change in unrealized appreciation on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date.	$(327,255)	$523,666	$196,411

	Year Ended September 30, 2013
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$150,209,747	$18,836,653	$169,046,400
Realized gains	1,806,088	1,768,848	3,574,936
Unrealized depreciation	(165,636)	(1,068,579)	(1,234,215)
Purchases, PIK and net discount accretion	285,042,834	33,818,899	318,861,733
Sales, repayments and exchanges	(155,846,785)	(19,071,351)	(174,918,136)
Transfers in and/or out of Level 3	—	(1,586,250)	(1,586,250)

Ending Balance	$281,046,248	$32,698,220	$313,744,468

Net change in unrealized appreciation (depreciation) reported within the net change in unrealized depreciation on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date.	$1,279,203	$(2,777,703)	$(1,498,500)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Carrying/Fair Value Year Ended September 30,
Long-Term Credit Facility	2014	2013
Beginning Balance (cost—$99,600,000 and $75,500,000, respectively)	$99,600,000	$75,122,500
Total unrealized appreciation included in earnings	549,000	377,500
Borrowings	148,200,000	235,350,000
Repayments	(101,400,000)	(211,250,000)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost—$146,400,000 and $99,600,000, respectively)	$146,949,000	$99,600,000

We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility. We elected to use the fair value option for our Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred expenses of $0.7 million, $0.4 million and $0.3 million relating to amendment fees on the Credit Facility during the years ended September 30, 2014, 2013 and 2012, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities. For the fiscal years ended September 30, 2014 and 2013, our Credit Facility had a net change in unrealized appreciation of $0.5 million and $0.4 million, respectively. As of September 30, 2014 and 2013, the net unrealized appreciation on our Credit Facility totaled $0.5 million and zero, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments.

6. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Year Ended September 30,
	2014	2013	2012
Numerator for net increase in net assets resulting from operations	$20,513,971	$11,984,818	$11,960,878
Denominator for basic and diluted weighted average shares	14,898,056	9,587,877	6,850,667
Basic and diluted net increase in net assets per share resulting from operations	$1.38	$1.25	$1.75

7. TAXES AND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may materially differ from amounts determined in accordance with GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

these differences are permanent, they are reclassified to undistributed net investment income, accumulated net realized loss or paid-in-capital, as appropriate. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the Company may make distributions on a more frequent basis to comply with the distribution requirements for RICs under the Code.

As of September 30, 2014 and 2013, the cost of investments for federal income tax purposes was $348.4 million and $319.3 million, respectively, resulting in a gross unrealized appreciation of $3.8 million and $3.7 million, respectively, and depreciation of $3.7 million and $5.2 million, respectively.

The following permanent differences were reclassified for tax purposes for the years ended September 30, 2014, 2013 and 2012:

	Year Ended September 30,
	2014	2013	2012
Decrease in paid-in capital	$254,753	$(81,503)	$(3,952)
Increase (decrease) in accumulated net realized gain	9,384	(1,223,913)	—
Increase in undistributed net investment income	245,369	1,305,416	3,952

The following reconciles net increase in net assets resulting from operations to taxable income:

	Year Ended September 30,
	2014	2013	2012
Net increase in net assets resulting from operations	$20,513,971	$11,984,818	$11,960,878
Net change in unrealized (appreciation) depreciation on investments and Credit Facility	(1,004,771)	2,113,465	(4,739,272)
Other temporary book-to-tax differences	(505,752)	(380,461)	307,975
Other non-deductible expenses	1,251,555	917,665	42,027

Taxable income before deductions for distribution	$20,255,003	$14,635,487	$7,571,608

The components of undistributed taxable income on a tax basis and reconciliation to accumulated surplus on a book basis are as follows:

	As of September 30,
	2014	2013	2012
Undistributed ordinary income—tax basis	$10,097,482	$4,931,935	$2,035,854
Undistributed long-term capital gain	1,652,842	2,578,795	103,884

Total undistributed taxable income	11,750,324	7,510,730	2,139,738
Dividends payable and other book to tax differences	(3,989,324)	(3,461,027)	(2,228,826)
Net unrealized appreciation (depreciation) of investments and Credit Facility	(474,803)	(1,479,574)	633,891

Total accumulated surplus—book basis	$7,286,197	$2,570,129	$544,803

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

The tax characteristics of distributions declared, in accordance with Section 19(a) under the 1940 Act, are as follows:

	Year Ended September 30,
	2014	2013	2012
Ordinary income	$13,473,860	$9,937,113	$6,234,106
Long-term capital gain	2,578,795	103,884	—

Total distributions	$16,052,655	$10,040,997	$6,234,106

Total distributions per share	$1.08	$1.05	$0.91

8. CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of September 30, 2014 and 2013, cash equivalents consisted of money market funds in the amounts of $13.1 million and $4.6 million, respectively.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

9. FINANCIAL HIGHLIGHTS

Below are the financial highlights:

	Year Ended September 30,			For the period from March 4, 2011 (commencement of operations) to September 30, 2011
	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$14.10	$13.98	$13.44	$—

Net investment income(1)	1.12	1.10	0.92	0.05
Net change in realized and unrealized gain (loss)(1)	0.26	0.15	0.83	(0.56)

Net increase (decrease) in net assets resulting from operations(1)	1.38	1.25	1.75	(0.51)
Distributions to stockholders(1),(2)
Distribution of net investment income	(0.84)	(0.95)	(0.86)	—
Distribution of realized gains	(0.24)	(0.10)	(0.05)	—

Total distributions to stockholders	(1.08)	(1.05)	(0.91)	(0.25)
Initial issuance of common stock	—	—	—	15.00
Effect of offering costs(1)	—	(0.08)	(0.30)	(0.80)

Net asset value, end of period	$14.40	$14.10	$13.98	$13.44

Per share market value, end of period	$13.78	$13.78	$12.67	$10.55

Total return*(3)	8.05%	17.17%	29.43%	(28.13)%
Shares outstanding at end of period	14,898,056	14,898,056	6,850,667	6,850,667

Ratios / Supplemental Data*:
Ratio of operating expenses to average net assets(4)	4.45%	4.43%	4.20%	1.16%
Ratio of Credit Facility related expenses to average net assets(5)	1.95%	1.66%	1.89%	1.61%

Ratio of total expenses to average net assets(5)	6.40%	6.09%	6.09%	2.77%
Ratio of net investment income to average net assets(5)	7.77%	7.68%	6.64%	0.34%
Net assets at end of period	$214,527,710	$210,066,394	$95,743,877	$92,072,105

Average debt outstanding	$147,599,452	$71,678,836	$46,133,607	$7,550,877

Average debt per share(1)	$9.91	$7.48	$6.73	$1.11
Asset coverage per unit(6)	$2,460	$3,109	$2,275	$4,735
Portfolio turnover ratio	62.74%	81.89%	50.68%	37.53%

*	Not annualized for periods less than one year.
(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Operating expenses exclude Credit Facility related costs.
(5)	Credit Facility amendment costs, if any, are not annualized.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

(6)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.

10. CREDIT FACILITY

Funding I’s Credit Facility with the Lenders is $200 million, subject to satisfaction of certain conditions and the regulatory restrictions that the 1940 Act imposes on us as a BDC, has an interest rate spread above LIBOR of 200 basis points, a maturity date of May 2018 and a revolving period that ends in May 2016. As of September 30, 2014 and September 30, 2013, Funding I had $146.4 million and $99.6 million of outstanding borrowings under the Credit Facility, respectively, and carried an interest rate of 2.16% and 2.18%, respectively, excluding the 0.375% undrawn commitment fee. The weighted average cost of debt for the years ended September 30, 2014, 2013 and 2012, inclusive of the fee on the undrawn commitment on the Credit Facility but excluding amendment costs, was 2.35%, 2.59% and 3.21%, respectively.

During the revolving period, the Credit Facility bears interest at LIBOR plus 200 basis points and, after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years, maturing in May 2018. The Credit Facility is secured by all of the assets of Funding I. Both PennantPark Floating Rate Capital Ltd. and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility contains covenants, including, but not limited to, restrictions of loan size, industry requirements, average life of loans, geographic and individual portfolio concentrations, minimum portfolio yield and loan payment frequency. Additionally, the Credit Facility requires the maintenance of a minimum equity investment in Funding I and income ratio as well as restrictions on certain payments and issuance of debt. For instance, we must maintain at least $25 million in equity and must maintain an interest coverage ratio of at least 125%. The Credit Facility compliance reporting is prepared on a basis of accounting other than GAAP. As of September 30, 2014, we were in compliance with the covenants relating to our Credit Facility.

We own 100% of the equity interest in Funding I and treat the indebtedness of Funding I as our leverage. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing. Our Investment Adviser serves as collateral manager to Funding I under the Credit Facility.

Our interest in Funding I (other than the management fee) is subordinate in priority of payment to every other obligation of Funding I and is subject to certain payment restrictions set forth in the Credit Facility. We may receive cash distributions on our equity interests in Funding I only after it has made all required payments of (1) cash interest and, if applicable, principal to the Lenders, (2) administrative expenses and (3) claims of other unsecured creditors of Funding I. The Investment Adviser has irrevocably directed that any management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager.

11. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt investments described in the Consolidated Statement of Assets and Liabilities represent unfunded delayed draws on investments and/or revolving lines of credit, if any.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Floating Rate Capital Ltd. and its Subsidiary:

We have reviewed the accompanying consolidated statement of assets and liabilities of PennantPark Floating Rate Capital Ltd. and its Subsidiary (the “Company”), including the consolidated schedule of investments, as of March 31, 2015, the consolidated statements of operations for the three and six months ended March 31, 2015 and 2014, and the consolidated statements of changes in net assets and cash flows for the six months ended March 31, 2015 and 2014. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of September 30, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated November 13, 2014, we expressed an unqualified opinion on those financial statements.

/s/ McGladrey LLP

New York, New York

May 7, 2015

Item 1.	Consolidated Financial Statements

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2015 (unaudited)	September 30, 2014
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$339,492,784 and $348,354,295, respectively)	$335,524,541	$348,428,492
Cash equivalents	9,835,853	13,113,817
Interest receivable	1,932,850	1,773,870
Receivable for investments sold	6,501,875	9,001,938
Prepaid expenses and other assets	578,689	556,359

Total assets	354,373,808	372,874,476

Liabilities
Distributions payable	1,415,315	1,340,825
Payable for investments purchased	19,539,850	3,162,000
Unfunded investments	—	2,705,882
Credit Facility payable (cost—$117,300,000 and $146,400,000, respectively) (See Notes 5 and 9)	117,593,250	146,949,000
Interest payable on Credit Facility	263,845	284,906
Management fee payable (See Note 3)	851,176	914,978
Performance-based incentive fee payable (See Note 3)	1,475,644	2,180,604
Accrued other expenses	263,770	808,571

Total liabilities	141,402,850	158,346,766

Commitments and contingencies (See Note 10)
Net assets
Common stock, 14,898,056 shares issued and outstanding. Par value $0.001 per share and 100,000,000 shares authorized.	14,898	14,898
Paid-in capital in excess of par value	207,226,615	207,226,615
Undistributed net investment income	6,683,175	4,878,091
Accumulated net realized gain on investments	3,307,763	2,882,909
Net unrealized (depreciation) appreciation on investments	(3,968,243)	74,197
Net unrealized appreciation on Credit Facility	(293,250)	(549,000)

Total net assets	$212,970,958	$214,527,710

Total liabilities and net assets	$354,373,808	$372,874,476

Net asset value per share	$14.30	$14.40

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2015	2014	2015	2014
Investment income:
From non-controlled, non-affiliated investments:
Interest	$7,067,400	$7,529,198	$14,516,174	$14,283,445
Other income	915,859	94,278	943,805	183,924

Total investment income	7,983,259	7,623,476	15,459,979	14,467,369

Expenses:
Base management fee (See Note 3)	851,176	952,949	1,734,546	1,834,752
Performance-based incentive fee (See Note 3)	1,345,982	1,417,315	1,031,925	2,100,465
Interest and expenses on the Credit Facility (See Note 9)	775,975	963,688	1,661,733	1,700,125
Administrative services expenses (See Note 3)	223,500	201,000	449,500	402,000
Other general and administrative expenses	220,547	234,014	437,750	524,654

Expenses before excise tax and amendment costs	3,417,180	3,768,966	5,315,454	6,561,996
Excise tax	110,000	130,000	220,000	240,000
Credit Facility amendment costs (See Notes 5 and 9)	—	—	—	712,930

Total expenses	3,527,180	3,898,966	5,535,454	7,514,926

Net investment income	4,456,079	3,724,510	9,924,525	6,952,443

Realized and unrealized gain (loss) on investments and Credit Facility:
Net realized gain on non-controlled, non-affiliated investments	598,843	482,797	424,854	1,076,854
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	854,690	3,029,990	(4,042,440)	5,264,781
Credit Facility depreciation (See Note 5)	214,875	—	255,750	—

Net change in unrealized appreciation (depreciation) on investments and Credit Facility	1,069,565	3,029,990	(3,786,690)	5,264,781

Net realized and unrealized gain (loss) from investments and Credit Facility	1,668,408	3,512,787	(3,361,836)	6,341,635

Net increase in net assets resulting from operations	$6,124,487	$7,237,297	$6,562,689	$13,294,078

Net increase in net assets resulting from operations per common share (See Note 6)	$0.41	$0.49	$0.44	$0.89

Net investment income per common share	$0.30	$0.25	$0.67	$0.47

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended March 31,
	2015	2014
Net increase in net assets from operations:
Net investment income	$9,924,525	$6,952,443
Net realized gain on investments	424,854	1,076,854
Net change in unrealized (depreciation) appreciation on investments	(4,042,440)	5,264,781
Net change in unrealized appreciation on Credit Facility	255,750	—

Net increase in net assets resulting from operations	6,562,689	13,294,078

Distributions to stockholders	(8,119,441)	(8,007,705)

Net (decrease) increase in net assets	(1,556,752)	5,286,373

Net assets:
Beginning of period	214,527,710	210,066,394

End of period	$212,970,958	$215,352,767

Undistributed (Distributions in excess of) net investment income, end of period	$6,683,175	$(580,496)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,562,689	$13,294,078
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Net change in unrealized depreciation (appreciation) on investments	4,042,440	(5,264,781)
Net change in unrealized appreciation on Credit Facility	(255,750)	—
Net realized gain on investments	(424,854)	(1,076,854)
Net accretion of discount and amortization of premium	(639,080)	(680,975)
Purchases of investments	(85,391,682)	(154,345,653)
Payment-in-kind interest	(307,588)	(128,333)
Proceeds from dispositions of investments	92,918,833	91,157,502
(Increase) decrease in interest receivable	(158,980)	307,764
Decrease (increase) in receivable for investments sold	2,500,063	(2,375,389)
(Increase) decrease in prepaid expenses and other assets	(22,330)	85,439
Increase (decrease) in payable for investments purchased	16,377,850	(7,133,956)
(Decrease) increase in interest payable on Credit Facility	(21,061)	134,469
(Decrease) increase in management fee payable	(63,802)	221,314
(Decrease) increase in performance-based incentive fee payable	(704,960)	1,077,421
Decrease in accrued other expenses	(544,801)	(399,695)

Net cash provided (used) by operating activities	33,866,987	(65,127,649)

Cash flows from financing activities:
Distributions paid to stockholders	(8,044,951)	(7,970,460)
Borrowings under Credit Facility (See Notes 5 and 9)	54,900,000	112,500,000
Repayments under Credit Facility (See Notes 5 and 9)	(84,000,000)	(38,900,000)

Net cash (used) provided by financing activities	(37,144,951)	65,629,540

Net (decrease) increase in cash equivalents	(3,277,964)	501,891
Cash equivalents, beginning of period	13,113,817	4,578,249

Cash equivalents, end of period	$9,835,853	$5,080,140

Supplemental disclosure of cash flow information:
Interest paid	$1,647,794	$1,530,656

Excise taxes paid	$431,856	$256,392

Conversions and non-cash exchanges	$670,283	$5,952,277

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)		Par / Shares	Cost	Fair Value(2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—157.6%(3), (4)
First Lien Secured Debt—130.3%
AKA Diversified Holdings, Inc.	04/02/2018	Retail	11.94%	L+1,175	(9)	8,965,635	$8,796,176	$9,000,096
AKA Diversified Holdings, Inc.(10)	04/02/2018	Retail	—	—		2,019,209	—	—
AKA Diversified Holdings, Inc. (Revolver)(10)	04/02/2018	Retail	—	—		1,165,725	—	—
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%	L+575		7,315,907	7,272,490	7,279,327
Ancile Solutions, Inc.	07/16/2018	High Tech Industries	6.25%	L+500		3,910,965	3,884,998	3,896,299
AP Gaming I, LLC	12/21/2020	Hotel, Gaming and Leisure	9.25%	L+825		1,382,500	1,346,274	1,373,859
ARC Automotive Group, Inc.	10/12/2020	Automotive	6.00%	L+500		3,990,000	3,952,816	3,950,100
Ascend Learning, LLC	07/31/2019	Media: Broadcasting and Subscription	6.00%	L+500		3,957,469	3,941,037	3,960,437
Aspen Dental Management, Inc.	10/06/2016	Consumer Services	7.00%	L+550		2,902,500	2,889,575	2,902,500
Azure Midstream Energy LLC	11/15/2018	Energy: Oil and Gas	7.50%	L+650		7,158,004	6,970,256	6,773,262
Blue Bird Body Company	06/29/2020	Automotive	6.50%	L+550		4,937,500	4,871,028	4,925,156
Bowlmor AMF, Corp.	09/17/2021	Retail	7.25%	L+625		7,960,000	7,847,306	7,900,300
CBAC Borrower, LLC(8)	07/02/2020	Hotel, Gaming and Leisure	8.25%	L+700		5,000,000	4,961,851	4,800,000
Charming Charlie LLC	12/24/2019	Retail	9.00%	L+800		4,455,000	4,400,346	4,477,275
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.25%	L+600		4,950,000	4,908,069	4,950,000
Creative Circle, LLC	06/25/2020	Media: Advertising, Printing and Publishing	5.50%	L+450		5,280,000	5,233,024	5,240,400
CRGT Inc.	12/21/2020	High Tech Industries	7.50%	L+650		4,968,750	4,873,324	4,869,375
Curo Health Services Holdings, Inc.	02/07/2022	Healthcare and Pharmaceuticals	6.50%	L+550		2,000,000	1,980,496	2,004,160
DCS Business Services, Inc.	03/19/2018	Business Services	7.25%	L+575		3,237,062	3,204,862	3,237,062
DISA Global Solutions, Inc.	12/09/2020	Business Services	5.50%	L+450		5,000,000	4,952,940	4,925,000
Edmentum, Inc.(8)	05/17/2018	Media: Broadcasting and Subscription	6.75%	P+350		910,050	910,050	630,965
eResearchTechnology, Inc.	05/02/2018	Healthcare and Pharmaceuticals	6.00%	L+475		2,858,864	2,849,672	2,851,717
GlobalLogic Holdings, Inc.	05/31/2019	High Tech Industries	6.25%	L+525		3,950,000	3,919,162	3,920,375
Granite Broadcasting Corporation	05/23/2018	Media: Broadcasting and Subscription	6.75%	L+550		786,320	785,254	782,883
Greenway Health, LLC	11/04/2020	High Tech Industries	6.00%	L+500		6,912,500	6,856,073	6,912,500
Help/Systems Holdings, Inc.	06/28/2019	High Tech Industries	5.50%	L+450		4,937,500	4,902,108	4,875,781
Hollander Sleep Products, LLC	10/21/2020	Consumer Goods: Non-Durable	9.00%	L+800		1,200,000	1,183,094	1,200,000
Hostway Corporation	12/13/2019	High Tech Industries	6.00%	L+475		2,856,571	2,833,872	2,813,722
Hunter Defense Technologies, Inc.	08/05/2019	Aerospace and Defense	6.50%	L+550		6,825,000	6,764,982	6,825,000
ICC-Nexergy, Inc.	04/30/2020	Consumer Goods: Durable	6.50%	L+550		5,000,000	4,950,000	4,950,000
Icynene U.S. Acquisition Corp.(6), (11)	11/04/2020	Construction and Building	7.25%	L+625		7,000,000	6,867,179	7,000,000
IDQ Holdings, Inc.(5), (8)	03/30/2017	Automotive	11.50%	—		2,000,000	1,981,543	2,100,000
iEnergizer Limited and Aptara, Inc.(6), (11)	05/01/2019	Business Services	7.25%	L+600		11,700,304	11,584,324	10,530,273
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.50%	L+450		5,411,520	5,344,822	5,411,520
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.00%	L+1,100		4,500,000	4,442,993	4,500,000
Jackson Hewitt Tax Service Inc.	10/16/2017	Consumer Services	10.00%	L+850		4,682,143	4,623,899	4,658,732
K2 Pure Solutions NoCal, L.P.(8)	08/19/2019	Chemicals, Plastics and Rubber	11.00%	L+1,000		6,042,192	5,945,783	5,806,662
Lanyon Solutions, Inc.	11/13/2020	High Tech Industries	5.50%	L+450		1,975,008	1,967,599	1,965,962
LifeCare Holdings LLC(8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%	L+525		5,895,000	5,830,625	5,821,313
Meritas Schools Holdings, LLC	06/25/2019	Consumer Services	7.00%	L+575		2,492,600	2,474,082	2,480,137
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%	L+525		8,967,647	8,901,960	8,721,037
Polyconcept Finance B.V.	06/28/2019	Consumer Goods: Non-Durable	6.00%	L+475		7,677,766	7,621,398	7,620,183
Premier Dental Services, Inc.	11/01/2018	Consumer Services	6.00%	L+500		8,261,431	8,160,587	7,517,902
Quality Home Brands Holdings LLC	12/17/2018	Consumer Goods: Durable	7.75%	L+650		4,937,500	4,898,782	4,912,813
Research Now Group, Inc.	03/18/2021	High Tech Industries	5.50%	L+450		7,000,000	6,965,128	7,000,000
Robertshaw US Holding Corp.	06/18/2019	Consumer Goods: Durable	9.00%	L+750		3,626,543	3,598,018	3,586,663
Robertshaw US Holding Corp. (Revolver)	06/18/2019	Consumer Goods: Durable	9.00%	L+750		47,059	47,059	46,542

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(1)	Par / Shares	Cost	Fair Value(2)
Robertshaw US Holding Corp. (Revolver)(10)	06/18/2019	Consumer Goods: Durable	—		—	658,823	$—	$—
SCE Partners, LLC	08/14/2019	Hotel, Gaming and Leisure	8.25%		L+725	11,940,000	11,847,580	11,940,000
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750	6,576,301	6,360,488	5,721,382
St. George’s University Scholastic Services LLC(6), (11)	08/09/2021	Consumer Services	5.75%		L+475	1,194,600	1,189,025	1,191,614
Surgical Specialties Corporation (US), Inc.	08/22/2018	Healthcare and Pharmaceuticals	7.25%		L+575	6,456,554	6,433,938	6,391,989
Survey Sampling International, LLC	12/16/2020	Business Services	6.00%		L+500	5,000,000	4,951,878	4,962,500
Systems Maintenance Services Holding, Inc.	10/18/2019	High Tech Industries	5.25%		L+425	5,925,000	5,902,179	5,880,562
Tensar Corporation	07/09/2021	Construction and Building	5.75%		L+475	4,975,000	4,928,971	4,577,000
Therakos, Inc.	12/27/2017	Healthcare and Pharmaceuticals	7.00%		L+575	4,843,177	4,783,472	4,794,746
TOMS Shoes, LLC	11/02/2020	Consumer Goods: Non-Durable	6.50%		L+550	2,000,000	1,810,347	1,845,000
UniTek Global Services, Inc.(8)	01/14/2019	Telecommunications	9.50 (PIK 1.00	% %)	L+850	472,938	472,938	472,938
UniTek Global Services, Inc.(8)	01/14/2019	Telecommunications	8.50%		L+750	599,702	542,323	569,717
UniTek Global Services, Inc.(8), (10)	01/14/2019	Telecommunications	—		—	151,090	—	—
U.S. Farathane, LLC	02/07/2022	Automotive	6.75%		L+575	5,925,000	5,808,932	5,969,437
Virtual Radiologic Corporation(8)	12/22/2016	Business Services	7.26%		L+550	2,910,663	2,902,146	2,343,084
Wilton Brands, LLC	08/30/2018	Consumer Goods: Non-Durable	7.55%		L+625	2,932,653	2,897,375	2,795,786
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.00%		L+800	3,591,000	3,556,987	3,591,000
YP LLC	06/04/2018	Media: Advertising, Printing and Publishing	8.00%		L+675	2,596,273	2,551,331	2,628,727

Total First Lien Secured Debt							280,436,826	277,582,772

Second Lien Secured Debt—23.0%
American Gilsonite Company(5), (8)	09/01/2017	Metals and Mining	11.50%		—	1,000,000	1,000,000	922,500
Cannery Casino Resorts, LLC(8)	10/02/2019	Hotel, Gaming and Leisure	10.00%		L+875	1,700,000	1,676,619	1,382,321
Carolina Beverage Group, LLC(5), (8)	08/01/2018	Beverage, Food and Tobacco	10.63%		—	3,500,000	3,500,000	3,430,000
Howard Berger Co. LLC	09/30/2020	Wholesale	11.00%		L+1,000	11,000,000	10,385,531	11,000,000
J.A. Cosmetics Holdings, Inc.(8)	07/31/2019	Consumer Goods: Durable	11.00%		L+1,000	4,000,000	3,932,295	3,987,830
Language Line, LLC	12/20/2016	Consumer Services	10.50%		L+875	9,250,000	9,176,378	9,180,625
Novitex Acquisition, LLC	07/07/2021	Business Services	11.75%		L+1,050	11,000,000	10,897,254	11,000,000
Penton Media, Inc.(8)	10/02/2020	Media: Diversified and Production	9.00%		L+775	5,600,000	5,533,021	5,614,000
Sunshine Oilsands Ltd.(5), (6), (8), (11)	08/01/2017	Energy: Oil and Gas	10.00%		—	2,812,500	2,669,986	2,531,250

Total Second Lien Secured Debt							48,771,084	49,048,526

Subordinated Debt/Corporate Notes—2.9%(8)
Affinion Group Holdings, Inc.	09/14/2018	Consumer Goods: Durable	14.50 (PIK 14.50	% %)	—	4,462,922	3,989,769	2,900,899
Affinion Investments LLC	08/15/2018	Consumer Goods: Durable	13.50%		—	1,734,000	1,734,000	1,057,740
Credit Infonet, Inc.	10/26/2018	High Tech Industries	13.00 (PIK 1.75	% %)	—	2,007,414	1,978,812	2,014,239
UniTek Global Services, Inc.	07/15/2019	Telecommunications	15.00 (PIK 15.00	% %)	—	121,647	121,647	121,647

Total Subordinated Debt/Corporate Notes							7,824,228	6,094,525

Preferred Equity—0.6%(7), (8)
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	8.00%		—	400	399,704	438,539
UniTek Global Services, Inc.	—	Telecommunications	13.50%		—	1,047,317	670,283	791,398

Total Preferred Equity							1,069,987	1,229,937

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par / Shares	Cost	Fair Value(2)
Common Equity/Warrants—0.8%(7), (8)
A2Z Wireless Holdings, Inc.	—	Retail	—	—	463	$118,817	$575,311
Affinion Group Holdings, Inc., Series A (Warrants)	12/12/2023	Consumer Goods: Durable	—	—	554,715	1,186,649	540,848
Affinion Group Holdings, Inc., Series B (Warrants)	12/12/2023	Consumer Goods: Durable	—	—	1,135,743	—	22,715
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	—	—	30	296	16,706
Patriot National, Inc. (Warrants)	11/27/2023	Banking, Finance, Insurance and Real Estate	—	—	14,484	28,002	145,275
UniTek Global Services, Inc.	—	Telecommunications	—	—	149,617	—	—
Vestcom Parent Holdings, Inc.	—	Media: Advertising, Printing and Publishing	—	—	15,179	56,895	267,926

Total Common Equity/Warrants						1,390,659	1,568,781

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						339,492,784	335,524,541
Cash Equivalents—4.6%
BlackRock Liquidity Funds, Temp Cash and Temp Fund, Institutional Shares						9,835,853	9,835,853

Total Investments and Cash Equivalents—162.2%						$349,328,637	$345,360,394

Liabilities in Excess of Other Assets—(62.2)%							(132,389,436)
Net Assets—100.0%							$212,970,958

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(2)	Valued based on our accounting policy (see Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, or the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility and held through Funding I.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(11)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2014

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)		Par / Shares	Cost	Fair Value(2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—162.4%(3), (4)
First Lien Secured Debt—141.0%
AKA Diversified Holdings, Inc.	04/02/2018	Retail	11.92%	L+1,175	(9)	9,060,104	$8,865,835	$9,167,028
AKA Diversified Holdings, Inc.(10)	04/02/2018	Retail	—	—		2,000,000	2,000,000	2,023,603
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%	L+575		7,334,751	7,289,756	7,261,403
Alvogen Pharma US, Inc.	05/23/2018	Healthcare and Pharmaceuticals	7.00%	L+575		2,764,276	2,738,582	2,781,553
Ancile Solutions, Inc.	07/16/2018	High Tech Industries	6.25%	L+500		4,333,333	4,299,220	4,327,917
AP Gaming I, LLC	12/21/2020	Hotel, Gaming and Leisure	9.25%	L+825		1,389,500	1,351,463	1,396,447
Ascend Learning, LLC	07/31/2019	Media: Broadcasting and Subscription	6.00%	L+500		3,476,244	3,463,094	3,479,720
Aspen Dental Management, Inc.	10/06/2016	Consumer Services	7.00%	L+550		2,917,500	2,900,680	2,902,912
ATI Holdings, Inc.	12/20/2019	Healthcare and Pharmaceuticals	5.00%	L+400		2,947,500	2,924,974	2,956,107
Azure Midstream Energy LLC	11/15/2018	Energy: Oil and Gas	6.50%	L+550		5,293,750	5,228,951	5,240,812
BBB Industries, LLC	03/27/2019	Automotive	5.50%	L+425		3,023,140	3,004,531	3,005,515
Blue Bird Body Company	06/29/2020	Automotive	6.50%	L+550		5,000,000	4,927,548	4,925,000
Bowlmor AMF, Corp.	09/17/2021	Retail	7.25%	L+625		8,000,000	7,880,197	7,970,000
CBAC Borrower, LLC(8)	07/02/2020	Hotel, Gaming and Leisure	8.25%	L+700		5,000,000	4,957,132	5,087,500
Charming Charlie LLC	12/24/2019	Retail	9.00%	L+800		4,477,500	4,416,233	4,477,500
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.25%	L+600		4,975,000	4,928,906	4,975,000
Creative Circle, LLC	06/25/2020	Media: Advertising, Printing and Publishing	5.50%	L+450		5,900,000	5,843,227	5,811,500
Curo Health Services, LLC	06/08/2020	Healthcare and Pharmaceuticals	5.75%	L+475		1,995,000	1,947,166	1,963,419
DCS Business Services, Inc.	03/19/2018	Business Services	7.25%	L+575		3,253,740	3,218,698	3,172,396
Edmentum, Inc.	05/17/2018	Media: Broadcasting and Subscription	5.50%	L+450		924,982	924,982	915,732
eResearchTechnology, Inc.	05/02/2018	Healthcare and Pharmaceuticals	6.00%	L+475		2,858,864	2,847,367	2,855,291
e-Rewards, Inc.	10/29/2018	High Tech Industries	6.00%	L+500		9,812,500	9,652,736	9,665,312
FHC Health Systems, Inc.	01/09/2018	Healthcare and Pharmaceuticals	5.75%	L+475		4,258,929	4,226,747	4,258,929
Fishnet Security, Inc.	11/30/2017	High Tech Industries	6.25%	L+500		3,610,688	3,591,818	3,592,634
GlobalLogic Holdings, Inc.	05/31/2019	High Tech Industries	6.25%	L+525		3,970,000	3,934,577	3,840,975
Granite Broadcasting Corporation	05/23/2018	Media: Broadcasting and Subscription	6.75%	L+550		1,096,930	1,094,839	1,094,188
Greenway Health, LLC	11/04/2020	High Tech Industries	6.00%	L+500		6,947,500	6,888,768	6,912,762
Help/Systems Holdings, Inc.	06/28/2019	High Tech Industries	5.50%	L+450		4,950,000	4,909,380	4,894,312
Hollander Sleep Products, LLC	10/21/2020	Consumer Goods: Non-Durable	9.00%	L+800		1,200,000	1,182,000	1,182,000
Hostway Corporation	12/13/2019	High Tech Industries	6.00%	L+475		4,906,250	4,864,869	4,881,719
Hunter Defense Technologies, Inc.	08/05/2019	Aerospace and Defense	6.50%	L+550		7,000,000	6,931,037	6,912,500
IDQ Holdings, Inc.(5), (8)	03/30/2017	Automotive	11.50%	—		2,000,000	1,977,245	2,167,500
iEnergizer Limited and Aptara, Inc.(6)	05/01/2019	Business Services	7.25%	L+600		12,409,413	12,270,960	11,788,942
InfuSystem Holdings, Inc.	11/30/2016	Healthcare and Pharmaceuticals	13.16%	P+992		1,500,000	1,500,000	1,535,715
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.50%	L+450		5,453,617	5,377,967	5,453,617
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.00%	L+1,100		4,500,000	4,436,038	4,500,000
Jackson Hewitt Tax Service Inc.	10/16/2017	Consumer Services	10.00%	L+850		5,140,179	5,059,028	5,114,478
K2 Pure Solutions NoCal, L.P.(8)	08/19/2019	Chemicals, Plastics and Rubber	10.00%	L+900		6,157,648	6,048,214	6,064,275
Lanyon Solutions, Inc.	11/13/2020	High Tech Industries	5.50%	L+450		1,985,004	1,977,359	1,967,635
LifeCare Holdings LLC(8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%	L+525		5,925,000	5,855,212	5,821,312
Meritas Schools Holdings, LLC	06/25/2019	Consumer Services	7.00%	L+575		2,505,285	2,484,597	2,506,864
National Surgical Hospitals, Inc.	08/01/2019	Healthcare and Pharmaceuticals	5.25%	L+425		8,130,872	8,111,416	8,090,218
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%	L+525		9,900,000	9,817,130	9,809,217
Patriot National, Inc. (f/k/a Old Guard Risk Services, Inc.)	11/27/2018	Banking, Finance, Insurance and Real Estate	12.50%	L+1,150		13,293,846	12,716,069	13,426,785
Polyconcept Finance B.V.	06/28/2019	Consumer Goods: Non-Durable	6.00%	L+475		7,717,766	7,653,621	7,669,530
Premier Dental Services, Inc.	11/01/2018	Consumer Services	6.00%	L+500		8,303,261	8,187,838	8,220,228
Quality Home Brands Holdings LLC	12/17/2018	Consumer Goods: Durable	7.75%	L+650		4,962,500	4,921,444	4,970,787
RCS Capital Corporation	04/29/2019	Banking, Finance, Insurance and Real Estate	6.50%	L+550		4,937,500	4,891,688	4,956,016

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2014

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(1)	Par / Shares	Cost	Fair Value(2)
Robertshaw US Holding Corp. (f/k/a Fox US Bidco Corp.)	06/18/2019	Consumer Goods: Durable	9.00%		L+750	3,294,118	$3,262,700	$3,288,278
Robertshaw US Holding Corp. (f/k/a Fox US Bidco Corp.)(10)	06/18/2019	Consumer Goods: Durable	—		—	705,882	705,882	704,631
SCE Partners, LLC	08/14/2019	Hotel, Gaming and Leisure	8.25%		L+725	12,000,000	11,898,121	12,000,000
Securus Technologies Holdings, Inc.	04/30/2020	Telecommunications	4.75%		L+350	1,980,002	1,963,277	1,955,252
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750	6,643,409	6,382,042	5,979,068
St. George’s University Scholastic Services LLC(6)	08/09/2021	Consumer Services	5.75%		L+475	2,000,000	1,990,000	2,002,500
Surgical Specialties Corporation (US), Inc.	08/22/2018	Healthcare and Pharmaceuticals	7.25%		L+575	3,375,000	3,347,830	3,366,563
Sutherland Global Services, Inc.	03/06/2019	Business Services	7.25%		L+600	925,000	910,694	922,688
Systems Maintenance Services Holding, Inc.	10/18/2019	High Tech Industries	5.00%		L+400	5,955,000	5,931,546	5,910,338
Tensar Corporation	07/09/2021	Construction and Building	5.75%		L+475	5,000,000	4,950,448	4,968,750
Therakos, Inc.	12/27/2017	Healthcare and Pharmaceuticals	7.50%		L+625	4,843,177	4,775,215	4,861,339
UniTek Global Services, Inc.(8)	04/15/2016	Telecommunications	12.25 (PIK 7.25	% %)	L+1,125	135,817	135,817	135,817
UniTek Global Services, Inc.	04/16/2018	Telecommunications	—	(7)	—	2,184,319	2,150,875	1,332,435
Virtual Radiologic Corporation(8)	12/22/2016	Business Services	7.26%		L+550	2,925,663	2,915,553	2,157,677
Wilton Brands, LLC	08/30/2018	Consumer Goods: Non-Durable	7.50%		L+625	3,017,653	2,977,186	2,844,138
YP LLC	06/04/2018	Media: Advertising, Printing and Publishing	8.00%		L+675	3,224,845	3,160,701	3,230,907
Zest Holdings, LLC	08/17/2020	Healthcare and Pharmaceuticals	5.25%		L+425	8,910,169	8,910,169	8,910,169

Total First Lien Secured Debt							302,889,195	302,565,355

Second Lien Secured Debt—17.0%
American Gilsonite Company(5), (8)	09/01/2017	Metals and Mining	11.50%		—	1,000,000	1,000,000	1,080,000
Cannery Casino Resorts, LLC(8)	10/02/2019	Hotel, Gaming and Leisure	10.00%		L+875	1,700,000	1,675,421	1,687,250
Carolina Beverage Group, LLC(5), (8)	08/01/2018	Beverage, Food and Tobacco	10.63%		—	3,500,000	3,500,000	3,613,750
J.A. Cosmetics Holdings, Inc.(8)	07/31/2019	Consumer Goods: Durable	11.00%		L+1,000	4,000,000	3,926,394	4,059,524
Language Line, LLC	12/20/2016	Consumer Services	10.50%		L+875	7,100,000	7,026,077	7,023,107
Novitex Acquisition, LLC	07/07/2021	Business Services	11.75%		L+1,050	11,000,000	10,893,446	10,780,000
Penton Media, Inc.(8)	10/02/2020	Media: Diversified and Production	9.00%		L+775	5,600,000	5,527,495	5,593,000
Sunshine Oilsands Ltd.(5), (6), (8)	08/01/2017	Energy: Oil and Gas	10.00%		—	2,812,500	2,645,114	2,638,153

Total Second Lien Secured Debt							36,193,947	36,474,784

Subordinated Debt/Corporate Notes—3.3%(8)
Affinion Group Holdings, Inc.(5)	09/14/2018	Consumer Goods: Durable	14.50 (PIK 14.50	% %)	—	4,161,233	3,639,478	3,537,048
Affinion Investments LLC(5)	08/15/2018	Consumer Goods: Durable	13.50%		—	1,734,000	1,734,000	1,612,620
Credit Infonet, Inc.	10/26/2018	High Tech Industries	12.50 (PIK 1.25	% %)	—	1,993,762	1,961,974	1,924,017

Total Subordinated Debt/Corporate Notes							7,335,452	7,073,685

Preferred Equity—0.2%(7), (8)
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	8.00%		—	400	399,704	421,215

Common Equity/Warrants—0.9%(7), (8)
Affinion Group Holdings, Inc., Series A (Warrants)	12/12/2023	Consumer Goods: Durable	—		—	554,715	1,186,649	1,040,091
Affinion Group Holdings, Inc., Series B (Warrants)	12/12/2023	Consumer Goods: Durable	—		—	1,135,743	—	22,715
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Goods: Durable	—		—	30	296	58,055
Patriot National, Inc. (f/k/a Old Guard Risk Services, Inc.) (Warrants)	11/27/2023	Banking, Finance, Insurance and Real Estate	—		—	7,403	151,853	399,833
UniTek Global Services, Inc. (Warrants)	—	Telecommunications	—		—	56,717	95,285	6,239

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2014

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index(1)	Par / Shares	Cost	Fair Value(2)
Vestcom Parent Holdings, Inc. (Vestcom International, Inc.)	—	Media: Advertising, Printing and Publishing	—	—	15,179	$56,895	$244,631
Z Wireless Holdings, Inc. (AKA Diversified Holdings, Inc.) (Warrants)	10/21/2021	Retail	—	—	463	45,019	121,889

Total Common Equity/Warrants						1,535,997	1,893,453

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						348,354,295	348,428,492
Cash Equivalents—6.1%
BlackRock Liquidity Funds, Temp Cash and Temp Fund, Institutional Shares						13,113,817	13,113,817

Total Investments and Cash Equivalents—168.5%						$361,468,112	$361,542,309

Liabilities in Excess of Other Assets—(68.5)%							(147,014,599)
Net Assets—100.0%							$214,527,710

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)	Valued based on our accounting policy (see Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2015

(Unaudited)

1. ORGANIZATION

PennantPark Floating Rate Capital Ltd. was organized as a Maryland corporation in October 2010. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act.

Our investment objectives are to generate current income and capital appreciation. We seek to achieve our investment objective by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market private companies whose debt is rated below investment grade. Floating Rate Loans or variable-rate investments pay interest at variable rates, which are determined periodically, on the basis of a floating base lending rate such as LIBOR, with or without a floor, plus a fixed spread. Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets, which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans and other investments bearing a variable rate of interest, which may include, from time to time, variable rate derivative instruments. We generally expect that senior secured loans, or first lien loans, will represent at least 65% of our overall portfolio. We generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments.

We entered into an investment management agreement, or the Investment Management Agreement, with the Investment Adviser, an external adviser that manages our day-to-day operations. We also entered into an administration agreement, or the Administration Agreement, with the Administrator, which provides the administrative services necessary for us to operate.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish our Credit Facility. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that any management fee owed with respect to such services is to be paid to us so long as the Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated management fee. The five-year Credit Facility allows Funding I to borrow up to $200 million at LIBOR plus 200 basis points during the revolving period. The Credit Facility is secured by all of the assets held by Funding I. See Note 9.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles, or GAAP, requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements, have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

Our Consolidated Financial Statements are prepared in accordance with GAAP, consistent with ASC 946, Financial Services—Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there may not be readily available market values for many of our investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described in this Report, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair value of our portfolio investments and Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, or OID, market discount or premium and deferred financing costs on liabilities which we do not fair value are capitalized and then accreted or amortized using the effective interest method as interest income. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or if there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and expect to be subject to taxation as a RIC. As a result, we account for income taxes using the asset liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon PennantPark Floating Rate Capital Ltd.’s qualification and election to be subject to tax as a RIC, we do not anticipate paying any material level of federal income taxes in the future. Although we are not subject to federal income taxes as a RIC, we have elected to retain a portion of our calendar year income. As a result, for the three and six months ended March 31, 2015, we accrued estimated excise taxes of $0.1 million and $0.2 million, respectively. For the three and six months ended March 31, 2014, we accrued estimated excise taxes of $0.1 million and $0.2 million, respectively.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

PennantPark Floating Rate Capital Ltd. recognizes in its Consolidated Financial Statements the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. We did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, nor did we have any unrecognized tax benefits as of the periods presented herein. Although we file federal and state tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2011 remain subject to examination by the Internal Revenue Service.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is ratified by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include qualified dividends and/or a return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Floating Rate Capital Ltd. will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of Funding I in our Consolidated Financial Statements.

(f) Asset Transfers and Servicing

Asset transfers that do not meet ASC 860, Transfers and Servicing, requirements for sale accounting treatment are reflected in the Consolidated Statement of Assets and Liabilities as investments. The creditors of Funding I have received a security interest in all of its assets and such assets are not intended to be available to the creditors of PennantPark Floating Rate Capital Ltd. or any of its affiliates.

3. AGREEMENTS

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2015. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that any management fee owed with respect to such services is to be paid to the Company so long as the

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated management fee. For providing these services, the Investment Adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.00% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded investments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the three and six months ended March 31, 2015, the Investment Adviser earned base management fees of $0.9 million and $1.7 million, respectively, from us. For the three and six months ended March 31, 2014, the Investment Adviser earned base management fees of $1.0 million and $1.8 million, respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees, other than fees for providing managerial assistance, such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.9167% in any calendar quarter (11.67% annualized) (we refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up,” which is meant to provide our Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.9167% in any calendar quarter), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the three and six months ended March 31, 2015, the Investment Adviser earned an incentive fee on net investment income as calculated under the Investment Management Agreement of $1.0 million and $1.7 million, respectively, from us. For the three and six months ended March 31, 2014, the Investment Adviser earned an incentive fee on net investment income as calculated under the Investment Management Agreement of $0.7 million and $0.8 million, respectively, from us.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the three and six months ended March 31, 2015, the Investment Adviser earned an incentive fee on capital gains of zero and $(0.4) million, respectively, as calculated under the Investment Management Agreement. For the three and six months ended March 31, 2014, the Investment Adviser earned an incentive fee on capital gains of $0.3 million and $0.7 million, respectively, as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three and six months ended March 31, 2015, the Investment Adviser accrued an incentive fee on unrealized and realized capital gains as calculated under GAAP of $0.3 million and $(0.3) million, respectively. For the three and six months ended March 31, 2014, the Investment Adviser accrued an incentive fee on unrealized and realized capital gains as calculated under GAAP of $0.4 million and $0.6 million, respectively.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of the directors who are not interested persons of us, in February 2015. Under the Administration Agreement, the Administrator provides administration services and office facilities to us. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, managerial assistance to portfolio companies to which we are required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statement of Operations. For the three and six months ended March 31, 2015, the Investment Adviser was reimbursed approximately $0.3 million and $0.4 million, respectively, from us, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above. For the three and six months ended March 31, 2014, the Investment Adviser was reimbursed approximately $0.3 million and $0.4 million, respectively, from us, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above.

4. INVESTMENTS

Purchases of investments, including PIK interest, for the three and six months ended March 31, 2015 totaled $38.5 million and $85.7 million, respectively. For the same periods in the prior year, purchases of investments, including PIK interest, totaled $50.5 million and $154.5 million, respectively. Sales and repayments of

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

investments for the three and six months ended March 31, 2015 totaled $48.0 million and $92.9 million, respectively. For the same periods in the prior year, sales and repayments of investments totaled $35.7 million and $91.2 million, respectively.

Investments and cash equivalents consisted of the following:

	March 31, 2015		September 30, 2014
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$280,436,826	$277,582,772	$302,889,195	$302,565,355
Second lien	48,771,084	49,048,526	36,193,947	36,474,784
Subordinated debt / corporate notes	7,824,228	6,094,525	7,335,452	7,073,685
Preferred equity / common equity / warrants	2,460,646	2,798,718	1,935,701	2,314,668

Total investments	339,492,784	335,524,541	348,354,295	348,428,492

Cash equivalents	9,835,853	9,835,853	13,113,817	13,113,817

Total investments and cash equivalents	$349,328,637	$345,360,394	$361,468,112	$361,542,309

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries as of:

Industry Classification	March 31, 2015	September 30, 2014
High Tech Industries	13%	14%
Business Services	11	8
Healthcare and Pharmaceuticals	9	16
Consumer Services	8	8
Hotel, Gaming and Leisure	8	8
Consumer Goods: Durable	7	6
Media: Advertising, Printing and Publishing	7	7
Retail	7	7
Automotive	5	3
Aerospace and Defense	4	4
Consumer Goods: Non-Durable	4	3
Construction and Building	3	1
Energy: Oil and Gas	3	2
Wholesale	3	—
Chemicals, Plastics and Rubber	2	2
Media: Diversified and Production	2	2
Banking, Finance, Insurance and Real Estate	1	5
All Other	3	4

Total	100%	100%

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, Fair Value Measurement, or ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation

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(Unaudited)

techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material. A review of fair value hierarchy classifications is conducted on a quarterly basis.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as Floating Rate Loans, mainly senior secured loans, but also may include second lien, high yield, mezzanine and distressed debt securities and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the

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(Unaudited)

end of the quarter in which the reclassifications occur. Our ability to observe valuation inputs resulted in one reclassification from Level 2 to 3 and one reclassification from Level 3 to 2 during the six months ended March 31, 2015 and no reclassification of assets between levels during the six months ended March 31, 2014.

In addition to using the above inputs in cash equivalents, investments and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, may not have corroborating evidence and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our portfolio, including our long-term Credit Facility, is valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment.

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair Value at March 31, 2015	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$248,740,017	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	82,928,066	Market Comparable	Market Yield	6.4% – 30.4% (12.4%)
Equity investments	563,563	Market Comparable	Broker/Dealer bid quotes	N/A
Equity investments	2,089,880	Enterprise Market Value	EBITDA multiple	4.8x – 10.0x (6.7x)

Total Level 3 investments	$334,321,526

Long-Term Credit Facility	$117,593,250	Market Comparable	Market Yield	3.0%

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(Unaudited)

Asset Category	Fair Value at September 30, 2014	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$282,659,683	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	58,304,473	Market Comparable	Market Yield	6.5% – 14.1% (11.6%)
Equity investments	1,062,806	Market Comparable	Broker/Dealer bid quotes	N/A
Equity investments	1,245,623	Enterprise Market Value	EBITDA multiple	5.0x–9.5x (7.6x)

Total Level 3 investments	$343,272,585

Long-Term Credit Facility	$146,949,000	Market Comparable	Market Yield	3.6%

Our investments, cash equivalents and Credit Facility were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value Measurements at March 31, 2015
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments (First lien)	$277,582,772	$—	$—	$277,582,772
Debt investments (Second lien)	49,048,526	—	—	49,048,526
Debt investments (Subordinated debt / corporate notes)	6,094,525	—	1,057,740	5,036,785
Equity investments	2,798,718	—	145,275	2,653,443

Total investments	335,524,541	—	1,203,015	334,321,526

Cash equivalents	9,835,853	9,835,853	—	—

Total investments and cash equivalents	$345,360,394	$9,835,853	$1,203,015	$334,321,526

Long-Term Credit Facility	$117,593,250	$—	$—	$117,593,250

	Fair Value Measurements at September 30, 2014
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments (First lien)	$302,565,355	$—	$—	$302,565,355
Debt investments (Second lien)	36,474,784	—	—	36,474,784
Debt investments (Subordinated debt / corporate notes)	7,073,685	—	5,149,668	1,924,017
Equity investments	2,314,668	—	6,239	2,308,429

Total investments	348,428,492	—	5,155,907	343,272,585

Cash equivalents	13,113,817	13,113,817	—	—

Total investments and cash equivalents	$361,542,309	$13,113,817	$5,155,907	$343,272,585

Long-Term Credit Facility	$146,949,000	$—	$—	$146,949,000

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(Unaudited)

The tables below show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Six Months Ended March 31, 2015
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$302,565,355	$40,707,230	$343,272,585
Net realized (losses) gains	(353,349)	873,487	520,138
Net unrealized depreciation	(2,530,212)	(855,352)	(3,385,564)
Purchases, PIK interest, net discount accretion and non-cash exchanges	69,822,474	13,785,403	83,607,877
Sales, repayments and non-cash exchanges	(91,921,496)	(997,338)	(92,918,834)
Transfers in and/or out of Level 3	—	3,225,324	3,225,324

Ending Balance	$277,582,772	$56,738,754	$334,321,526

Net change in unrealized depreciation reported within the net change in unrealized depreciation on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date.	$(2,447,038)	$(915,685)	$(3,362,723)

	Six Months Ended March 31, 2014
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$281,046,248	$32,698,220	$313,744,468
Net realized gains	955,594	159,004	1,114,598
Net unrealized appreciation	2,340,694	1,340,332	3,681,026
Purchases, PIK interest, net discount accretion and non-cash exchanges	140,115,484	14,085,741	154,201,225
Sales, repayments and non-cash exchanges	(82,214,645)	(7,300,357)	(89,515,002)
Transfers in and/or out of Level 3	—	—	—

Ending Balance	$342,243,375	$40,982,940	$383,226,315

Net change in unrealized appreciation reported within the net change in unrealized appreciation on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date.	$1,458,545	$1,315,131	$2,773,676

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(Unaudited)

The table below shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Carrying/Fair Value Six Months Ended March 31,
Long-Term Credit Facility	2015	2014
Beginning Balance (cost—$146,400,000 and $99,600,000, respectively)	$146,949,000	$99,600,000
Net change in unrealized appreciation included in earnings	(255,750)	—
Borrowings	54,900,000	112,500,000
Repayments	(84,000,000)	(38,900,000)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost—$117,300,000 and $173,200,000, respectively)	$117,593,250	$173,200,000

We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility. We elected to use the fair value option for our Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred no expenses relating to amendment fees on the Credit Facility for both the three and six months ended March 31, 2015. For the same periods in the prior year, we incurred expenses of zero and $0.7 million, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility are reported in our Consolidated Statement of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities. For the three and six months ended March 31, 2015, our Credit Facility had a net change in unrealized appreciation of $0.2 million and $0.3 million, respectively. For each of the three and six months ended March 31, 2014, our Credit Facility had a net change in unrealized appreciation of zero. As of March 31, 2015 and September 30, 2014, the net unrealized appreciation on our Credit Facility totaled $0.3 million and $0.5 million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments.

6. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Three Months Ended March 31,		Six Months Ended March 31,
	2015	2014	2015	2014
Numerator for net increase in net assets resulting from operations	$6,124,487	$7,237,297	$6,562,689	$13,294,078
Denominator for basic and diluted weighted average shares	14,898,056	14,898,056	14,898,056	14,898,056
Basic and diluted net increase in net assets per share resulting from operations	$0.41	$0.49	$0.44	$0.89

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(Unaudited)

7. CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of March 31, 2015 and September 30, 2014, our cash equivalents consisted of money market funds in the amounts of $9.8 million and $13.1 million, respectively.

8. FINANCIAL HIGHLIGHTS

Below are the financial highlights:

	Six Months Ended March 31,
	2015	2014
Per Share Data:
Net asset value, beginning of period	$14.40	$14.10
Net investment income(1)	0.67	0.47
Net realized and unrealized (loss) gain(1)	(0.23)	0.42

Net increase in net assets resulting from operations(1)	0.44	0.89
Distributions to stockholders(1),(2)	(0.54)	(0.53)

Net asset value, end of period	$14.30	$14.46

Per share market value, end of period	$14.03	$13.82

Total return*(3)	5.85%	4.27%
Shares outstanding at end of period	14,898,056	14,898,056

Ratios** / Supplemental Data:
Ratio of operating expenses to average net assets(4)	3.65%	4.80%
Ratio of Credit Facility related expenses to average net assets(5)	1.56%	1.94%

Ratio of total expenses to average net assets(5)	5.21%	6.74%
Ratio of net investment income to average net assets(5)	9.34%	6.88%
Net assets at end of period	$212,970,958	$215,352,767

Weighted average debt outstanding	$135,029,670	$142,153,846

Weighted average debt per share(1)	$9.06	$9.54
Asset coverage per unit(6)	$2,811	$2,243
Portfolio turnover ratio	50.41%	51.03%

*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.

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(Unaudited)

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Excludes Credit Facility related costs, if any.
(5)	Credit Facility amendment costs, if any, are not annualized.
(6)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.

9. CREDIT FACILITY

Funding I’s Credit Facility with affiliates of SunTrust Bank, or the Lender, is $200 million, subject to satisfaction of certain conditions and the regulatory restrictions that the 1940 Act imposes on us as a BDC, has an interest rate spread above LIBOR of 200 basis points, a maturity date of May 2018 and a revolving period that ends in May 2016. As of March 31, 2015 and September 30, 2014, Funding I had $117.3 million and $146.4 million of outstanding borrowings under the Credit Facility, respectively, and carried an interest rate of 2.18% and 2.16%, respectively, excluding the 0.50% and 0.375% undrawn commitment fee, respectively. The annualized weighted average cost of debt for the six months ended March 31, 2015 and 2014, inclusive of the fee on the undrawn commitment on the Credit Facility but excluding amendment costs, was 2.46% and 2.39%, respectively.

During the revolving period, the Credit Facility bears interest at LIBOR plus 200 basis points and, after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years, maturing in May 2018. The Credit Facility is secured by all of the assets of Funding I. Both PennantPark Floating Rate Capital Ltd. and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility contains covenants, including, but not limited to, restrictions of loan size, industry requirements, average life of loans, geographic and individual portfolio concentrations, minimum portfolio yield and loan payment frequency. Additionally, the Credit Facility requires the maintenance of a minimum equity investment in Funding I and income ratio as well as restrictions on certain payments and issuance of debt. For instance, we must maintain at least $25 million in equity and must maintain an interest coverage ratio of at least 125%. The Credit Facility compliance reporting is prepared on a basis of accounting other than GAAP. As of March 31, 2015, we were in compliance with the covenants relating to our Credit Facility.

We own 100% of the equity interest in Funding I and treat the indebtedness of Funding I as our leverage. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing. Our Investment Adviser serves as collateral manager to Funding I under the Credit Facility.

Our interest in Funding I (other than the management fees) is subordinate in priority of payment to every other obligation of Funding I and is subject to certain payment restrictions set forth in the Credit Facility. We may receive cash distributions on our equity interests in Funding I only after it has made all required payments of (1) cash interest and, if applicable, principal to the Lender, (2) administrative expenses and (3) claims of other

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2015

(Unaudited)

unsecured creditors of Funding I. The Investment Adviser has irrevocably directed that any management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager.

10. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt investments, if any, are disclosed in the Consolidated Schedule of Investments. As of March 31, 2015 and September 30, 2014, we had $4.0 million and $2.7 million, respectively, in commitments to fund various revolving and delayed draw investments.

11. SUBSEQUENT EVENTS

On April 29, 2015, PennantPark Floating Rate Capital Ltd. and MCG Capital Corporation (NASDAQ: MCGC) announced that they have entered into a definitive agreement under which PennantPark Floating Rate Capital Ltd. will acquire MCGC in a stock and cash transaction valued at approximately $175 million, or approximately $4.75 per MCGC share at closing. MCG stockholders will have the right to receive, per each share of MCG common stock, a number of shares of PennantPark Floating Rate Capital Ltd. common shares equal to $4.521 and $0.226 in cash (subject to an upward adjustment). The Boards of Directors of both companies have each unanimously approved the transaction. Consummation of the acquisition is subject to approval of both PennantPark Floating Rate Capital Ltd. and MCGC stockholders and other customary closing conditions. The transaction is expected to close during the third calendar quarter of 2015.

MANAGEMENT’S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of MCG Capital Corporation, or “we,” “us,” “our,” and “Company,” is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Exchange Act as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;

•	provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and

•	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management, including the supervision and participation of the Chief Executive Officer and Chief Financial Officer, assessed the effectiveness of our internal control over financial reporting as of December 31, 2014. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in “Internal Control—Integrated Framework” published in 2013.

Based on our assessment, management concluded that, as of December 31, 2014, our internal control over financial reporting is effective based on those criteria.

Our independent registered public accounting firm has issued an attestation report with regard to our internal control over financial reporting.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

MCG Capital Corporation

We have audited MCG Capital Corporation’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the COSO criteria). MCG Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting in Item 9A. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, MCG Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of MCG Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014, and the consolidated financial highlights for each of the five years in the period ended December 31, 2014, and our report dated March 2, 2015 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

March 2, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014, and the consolidated financial highlights for each of the five years in the period ended December 31, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2014 and 2013, the consolidated results of its operations, changes in its net assets, and its cash flows for each of the three years in the period ended December 31, 2014 and the consolidated financial highlights for each of the five years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), MCG Capital Corporation’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated March 2, 2015 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

March 2, 2015

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

MCG Capital Corporation

We have audited the consolidated balance sheets of MCG Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014, and the consolidated financial highlights for each of the five years in the period ended December 31, 2014, and have issued our report thereon dated March 2, 2015 (included elsewhere in this Form 10-K). Our audits also included the Schedule 12-14 listed in Item 15 of this Form 10-K. The Schedule 12-14 is the responsibility of the Company’s management. Our responsibility is to express an opinion on this schedule based on our audits.

In our opinion, the Schedule 12-14 referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

McLean, Virginia

March 2, 2015

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)	December 31, 2014	December 31, 2013
Assets
Cash and cash equivalents	$105,826	$91,598
Cash, restricted	1,408	33,895
Cash, securitization accounts	—	13,906
Investments at fair value
Non-affiliate investments (cost of $204,084 and $444,217, respectively)	46,096	268,173
Affiliate investments (cost of $0 and $69,470, respectively)	—	56,792
Control investments (cost of $30,556 and $62,751, respectively)	29,236	43,908

Total investments (cost of $234,640 and $566,438, respectively)	75,332	368,873
Interest receivable	396	2,087
Other assets	835	3,634

Total assets	$183,797	$513,993

Liabilities
Borrowings (maturing within one year of $0 and $25,172, respectively)	$—	$175,172
Interest payable	—	2,345
Other liabilities	4,896	2,522

Total liabilities	4,896	180,039

Commitments and contingencies (Note 12)
Stockholders’ equity
Preferred stock, par value $0.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $0.01, authorized 200,000 shares on December 31, 2014 and 2013, 38,136 issued and outstanding on December 31, 2014 and 70,510 issued and outstanding on December 31, 2013	381	705
Paid-in capital	862,472	980,930
Distributions in excess of earnings	(524,644)	(449,915)
Net unrealized depreciation on investments	(159,308)	(197,766)

Total stockholders’ equity	178,901	333,954

Total liabilities and stockholders’ equity	$183,797	$513,993

Net asset value per common share at end of period	$4.69	$4.74

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share amounts)	Year ended December 31
	2014	2013	2012
Revenue
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$20,192	$37,307	$45,004
Affiliate investments (5% to 25% owned)	2,815	6,345	6,761
Control investments (more than 25% owned)	2,509	5,173	5,934

Total interest and dividend income	25,516	48,825	57,699

Advisory fees and other income
Non-affiliate investments (less than 5% owned)	1,259	1,622	1,858
Control investments (more than 25% owned)	38	38	1,436

Total advisory fees and other income	1,297	1,660	3,294

Total revenue	26,813	50,485	60,993

Operating expense
Interest expense	7,339	9,087	15,103
Employee compensation
Salaries and benefits	4,516	4,928	10,956
Amortization of employee restricted stock awards	1,804	1,179	2,076

Total employee compensation	6,320	6,107	13,032
General and administrative expense	10,011	5,381	13,983
Restructuring expense	—	14	69

Total operating expense	23,670	20,589	42,187

Net operating income before net investment loss, loss on extinguishment of debt and income tax (benefit) provision	3,143	29,896	18,806

Net realized (loss) gain on investments
Non-affiliate investments (less than 5% owned)	(25,004)	(20,460)	8,907
Affiliate investments (5% to 25% owned)	(18,326)	(1,485)	16,370
Control investments (more than 25% owned)	(19,307)	55	(123,858)

Total net realized loss on investments	(62,637)	(21,890)	(98,581)

Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	18,056	(7,294)	(168,409)
Affiliate investments (5% to 25% owned)	2,678	4,743	(18,598)
Control investments (more than 25% owned)	17,523	(3,951)	271,996
Other fair value adjustments	201	(202)	293

Total net unrealized appreciation (depreciation) on investments	38,458	(6,704)	85,282

Net investment loss before income tax (benefit) provision	(24,179)	(28,594)	(13,299)
Loss on extinguishment of debt before income tax provision	—	—	(174)
Income tax (benefit) provision	(193)	126	335

Net (loss) income	$(20,843)	$1,176	$4,998

Income (loss) per basic and diluted common share	$(0.38)	$0.02	$0.07
Cash distributions declared per common share	$0.245	$0.500	$0.575
Weighted-average common shares outstanding—basic and diluted	55,504	71,232	74,859

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)	Year ended December 31,
	2014	2013	2012
Increase (decrease) in net assets from operations
Net operating income before net investment loss, loss on extinguishment of debt and income tax (benefit) provision	$3,143	$29,896	$18,806
Net realized loss on investments	(62,637)	(21,890)	(98,581)
Net unrealized appreciation (depreciation) on investments	38,458	(6,704)	85,282
Loss on extinguishment of debt before income tax provision	—	—	(174)
Income tax benefit (provision)	193	(126)	(335)

Net (loss) income	(20,843)	1,176	4,998

Distributions to stockholders
Distributions declared from net operating income	(602)	(26,423)	—
Distributions declared in excess of net operating income	(14,826)	(8,977)	(42,889)

Net decrease in net assets resulting from stockholder distributions	(15,428)	(35,400)	(42,889)

Capital share transactions
Repurchase of common stock	(119,993)	(4,693)	(27,172)
Amortization of restricted stock awards
Employee awards accounted for as employee compensation	1,804	1,179	2,076
Non-employee director awards accounted for as general and administrative expense	52	60	120
Common stock withheld to pay taxes applicable to the vesting of restricted stock	(645)	(96)	(357)

Net decrease in net assets resulting from capital share transactions	(118,782)	(3,550)	(25,333)

Total decrease in net assets	(155,053)	(37,774)	(63,224)
Net assets
Beginning of period	333,954	371,728	434,952

End of period	$178,901	$333,954	$371,728

Net asset value per common share at end of period	$4.69	$4.74	$5.18
Common shares outstanding at end of period	38,136	70,510	71,721

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows

	Year ended December 31
(in thousands)	2014	2013	2012
Cash flows from operating activities
Net (loss) income	$(20,843)	$1,176	$4,998
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Investments in portfolio companies	(9,198)	(119,803)	(153,005)
Principal collections related to investment repayments or sales	269,192	205,874	394,725
Decrease (increase) in interest receivable, accrued payment-in-kind interest and dividends	11,059	(5,146)	9,842
Amortization of restricted stock awards
Employee	1,804	1,179	2,076
Non-employee director	52	60	120
Decrease in cash—securitization accounts from interest collections	1,399	2,486	4,415
Decrease (increase) in restricted cash—escrow accounts	(430)	5,842	(485)
Depreciation and amortization	2,916	1,225	6,532
Decrease (increase) in other assets	(117)	83	958
Increase (decrease) in other liabilities	30	(6,179)	(894)
Realized loss on investments	62,637	21,890	98,581
Net change in unrealized (appreciation) depreciation on investments	(38,458)	6,704	(85,282)
Loss on extinguishment of debt	—	—	174

Net cash provided by operating activities	280,043	115,391	282,755

Cash flows from financing activities
Repurchase of common stock	(119,993)	(4,693)	(27,172)
Payments on borrowings	(179,685)	(72,881)	(203,740)
Proceeds from borrowings	4,513	—	21,400
Decrease (increase) in cash in restricted and securitization accounts
Securitization accounts for repayment of principal on debt	12,479	587	18,911
Restricted cash	32,944	15,102	(19,389)
Payment of financing costs	—	—	(1,402)
Distributions paid	(15,428)	(35,400)	(55,981)
Common stock withheld to pay taxes applicable to the vesting of restricted stock	(645)	(96)	(357)

Net cash used in by financing activities	(265,815)	(97,381)	(267,730)

Net increase in cash and cash equivalents	14,228	18,010	15,025
Cash and cash equivalents
Beginning balance	91,598	73,588	58,563

Ending balance	$105,826	$91,598	$73,588

Supplemental disclosure of cash flow information
Interest paid	$6,804	$8,071	$9,727
Income taxes paid	33	138	277
Paid-in-kind interest accrued	2,863	6,480	5,253
Paid-in-kind interest collected	12,135	3,381	8,996
Dividend income collected	746	869	8,474

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2014

(dollars in thousands)

Portfolio Company	Industry	Investment	Interest Rate(7)			Principal	Cost	Fair Value
			Current	PIK	Total
Control Investments(4):
RadioPharmacy Investors, LLC(2)(10)	Healthcare	Senior Debt (Due 12/16)	9.5%	—	9.5%	$17,195	$17,192	$17,192
		Preferred LLC Interest (19.7%, 70,000 units)(5)					13,364	12,044

Total control investments (represents 38.8% of total investments at fair value)							30,556	29,236

Non-Affiliate Investments (less than 5% owned):
Broadview Networks Holdings, Inc.(9)	Communications	Common Stock (132,779 shares)(5)					159,579	266
		Series A-1 Warrant to purchase Common Stock (expire 11/20)(5)					—	—
		Series A-2 Warrant to purchase Common Stock (expire 11/20)(5)					—	—
C7 Data Centers, Inc.	Business Services	Senior Debt (Due 9/19)	9.5%	—	9.5%	14,341	14,172	14,172
GMC Television Broadcasting, LLC(2)	Broadcasting	Senior Debt (Due 12/16)	4.3%	—	4.3%	10,203	7,873	9,198
Industrial Safety Technologies, LLC(11)	Manufacturing	Subordinated Debt (Due 6/19)	9.5%	2.0%	11.5%	7,219	7,130	7,130
Intrafusion Holding Corp.	Healthcare	Subordinated Debt (Due 6/18)	13.6%	—	13.6%	6,500	6,404	6,404
South Bay Mental Health Center, Inc.	Healthcare	Subordinated Debt (Due 10/17)	12.0%	2.5%	14.5%	9,031	8,926	8,926

Total non-affiliate investments (represents 61.2% of total investments at fair value)							204,084	46,096

Total Investments							$234,640	$75,332

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2013

(dollars in thousands)

Portfolio Company	Industry	Investment	Interest Rate(7)			Principal	Cost	Fair Value
			Current	PIK	Total
Control Investments(4):
GMC Television Broadcasting, LLC(2)	Broadcasting	Senior Debt (Due 12/16)(1)	4.3%	—	4.3%	$13,329	$10,963	$12,252
		Subordinated Debt (Due 12/16)(6)	2.5%	—	2.5%	11,593	6,975	—
		Class B Voting Units (8.0%, 86,700 units)(5)					9,071	—
Jet Plastica Investors, LLC(2)	Plastic Products	Senior Debt A (Due 3/15)(1)(6)	2.4%	7.5%	9.9%	5,326	3,897	—
RadioPharmacy Investors, LLC(2)	Healthcare	Senior Debt (Due 12/16)(1)	7.5%	—	7.5%	7,640	7,640	7,640
		Subordinated Debt (Due 12/16)(1)	12.0%	3.0%	15.0%	10,845	10,841	10,841
		Preferred LLC Interest (19.7%, 70,000 units)(5)					13,364	13,175

Total control investments (represents 11.9% of total investments at fair value)							62,751	43,908

Affiliate Investments(3):
C7 Data Centers, Inc.	Business Services	Senior Debt (Due 9/17)(1)	9.5%	—	9.5%	17,350	17,092	17,092
		Series B Preferred Stock (7,142,857 shares)(5)					2,000	3,482
Education Management, Inc.	Education	Senior Debt (Due 12/15)(1)	3.0%	8.7%	11.7%	19,723	19,617	19,617
		Series C Preferred Stock (9.0%, 16,910 shares)(5)					5,000	174
IDOC, LLC	Healthcare	Senior Debt (Due 8/17)(1)	9.8%	—	9.8%	15,000	14,762	14,762
		Limited Partner Interests(1)(2)(5)					999	1,665

Total affiliate investments (represents 15.4% of total investments at fair value)							59,470	56,792

Non-Affiliate Investments (less than 5% owned):
Accurate Group Holdings, Inc.(2)	Business Services	Subordinated Unsecured Debt (Due 8/18)(1)	12.5%	—	12.5%	10,000	9,827	9,827
		Series A Preferred Stock (974,805 shares)(5)					2,000	1,731
Advanced Sleep Concepts, Inc.(2)	Home Furnishings	Senior Debt (Due 1/14 to 8/14)(1)(6)	10.3%	—	10.3%	7,409	7,204	4,493
		Subordinated Debt (Due 1/14)(6)	—	10.0%	10.0%	3,771	3,352	—
Broadview Networks Holdings, Inc.(9)	Communications	Common Stock (132,779 shares)(5)					159,579	761
		Series A-1 Warrant to purchase Common Stock (expire 11/20)(5)					—	—
		Series A-2 Warrant to purchase Common Stock (expire 11/20)(5)					—	—
Community Investors, Inc.	Business Services	Senior Debt (Due 5/18)(1)	9.8%	—	9.8%	12,300	12,079	12,079
		Preferred Stock (10.0%, 297,436 shares)(1)					317	317
		Common Stock (2,564 shares)(1)(5)					3	124
Cruz Bay Publishing, Inc.	Publishing	Subordinated Debt (Due 3/15)(1)	5.0%	7.3%	12.3%	21,521	21,483	21,483
Dorsey School of Business Holdings, Inc.	Education	Senior Debt (Due 6/18)(1)	9.5%	—	9.5%	10,000	9,867	9,867

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2013

(dollars in thousands)

Portfolio Company	Industry	Investment	Interest Rate(7)			Principal	Cost	Fair Value
			Current	PIK	Total
G&L Investment Holdings, LLC(2)	Insurance	Subordinated Debt (Due 5/14)(1)	11.2%	4.3%	15.5%	19,484	19,423	19,423
		Series A Preferred Shares (14.0%, 5,000,000 shares)(5)					8,191	4,196
		Class C Shares (621,907 shares)(5)					529	—
Golden Knight II CLO, Ltd.(8)	Diversified Financial Services	Income Notes (Due 4/19)					2,491	3,298
Hammond’s Candies Since 1920 II, LLC	Manufacturing	Subordinated Debt (Due 9/18)(1)	10.0%	4.0%	14.0%	9,379	9,221	9,221
Huron Inc.	Manufacturing	Subordinated Unsecured Debt (Due 8/18)(1)	10.0%	4.0%	14.0%	13,187	12,958	12,958
Industrial Safety Technologies, LLC	Manufacturing	Subordinated Debt (Due 6/19)	9.7%	2.0%	11.7%	10,035	9,888	9,888
Intrafusion Holding Corp.	Healthcare	Subordinated Debt (Due 6/18)(1)	11.9%	—	11.9%	11,500	11,290	11,290
Legacy Cabinets Holdings II, Inc.	Home Furnishings	Class B-1 Common Stock (2,000 shares)(5)					2,185	237
Mailsouth, Inc.	Publishing	Senior Debt (Due 12/16)(1)	6.8%	—	6.8%	3,921	3,888	3,830
Maverick Healthcare Equity, LLC	Healthcare	Preferred Units (10.0%, 1,250,000 units)(5)					2,021	1,474
		Class A Common Units (1,250,000 units)(5)					—	—
Midwest Technical Institute, Inc.	Education	Senior Debt (Due 10/17)(1)	9.5%	—	9.5%	13,813	13,575	13,670
Miles Media Group, LLC	Business Services	Senior Debt (Due 6/16)(1)	12.5%	—	12.5%	19,063	18,913	18,913
Oceans Acquisition, Inc.	Healthcare	Senior Debt (Due 12/17)(1)	10.8%	—	10.8%	12,710	12,460	12,460
Rita’s Water Ice Franchise Company, LLC	Restaurants	Senior Debt (Due 11/16)(1)	14.0%	—	14.0%	9,375	9,320	9,320
SC Academy Holdings, Inc.	Education	Subordinated Debt (Due 7/16)(1)	—	14.0%	14.0%	14,641	14,577	14,577
South Bay Mental Health Center, Inc.	Healthcare	Subordinated Debt (Due 10/17)(1)	12.0%	2.5%	14.5%	11,761	11,581	11,614
Summit Business Media Parent Holding Company LLC	Information Services	Class E Series I Units (636 units)(1)(5)					4,120	563
		Class E Series II Units (276 units)(1)(5)					1,788	67
TCFI CP LLC	Manufacturing	Subordinated Unsecured Debt (Due 4/19)(1)	10.0%	3.0%	13.0%	20,010	19,667	19,667
Ted’s Café Escondido Holdings, Inc.	Restaurants	Senior Debt (Due 12/18)(1)	9.5%	—	9.5%	14,000	13,691	13,691
The e-Media Club I, LLC	Investment Fund	LLC Interest (74 units)(5)					88	11
Visant Corporation	Consumer Products	Senior Debt (Due 12/16)(1)	5.3%	—	5.3%	4,711	4,711	4,657
West World Media, LLC	Information Services	Senior Debt (Due 9/15)(1)	11.0%	3.0%	14.0%	11,467	11,105	11,182
		Class A Membership Units (25,000 units)(1)(5)					1	362
		Warrant to purchase Class A Membership Units (expire 9/15)(1)(5)					324	379
Xpressdocs Holdings, Inc.	Business Services	Series A Preferred Stock (161,870 shares)(5)					500	543

Total non-affiliate investments (represents 72.7% of total investments at fair value)							444,217	268,173

Total Investments							$566,438	$368,873

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

(1)	Some or all of this security was held by our SBIC subsidiary or one of our other financing subsidiaries and may have been pledged as collateral in connection therewith. See Note 6—Borrowings to the Consolidated Financial Statements.

(2)	Includes securities issued by one or more of the portfolio company’s affiliates.

(3)	Affiliate investments represent companies in which we own at least 5%, but not more than 25% of the portfolio company’s voting securities.

(4)	Control investments represent companies in which we own more than 25% of the portfolio company’s voting securities.

(5)	Equity security is non-income producing at period-end.

(6)	Loan or debt security is on non-accrual status.

(7)	Interest rates represent the weighted-average annual stated interest rate on debt securities, presented by nature of indebtedness for a single issuer. PIK interest represents contractually deferred interest that is generally added to the principal balance of the debt security and compounded if contractually required and not paid on a current basis. PIK may be prepaid by either contract or the portfolio company’s choice, but generally is paid at the end of the loan term. Rates on preferred stock and preferred LLC interests, where applicable, represent the contractual rate.

(8)	Investment is not a qualifying asset under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(9)	Broadview Networks Holdings, Inc.’s financial statements are currently publicly available and may be accessed on-line using either the Company’s website (www.broadviewnet.com) or using the EDGAR System available on the SEC’s website (www.sec.gov). In April 2015, MCG entered into an agreement to sell its equity investments in Broadview Networks Holdings, Inc. and the sale was completed in May 2015.

(10)	In January 2015, we entered into a definitive agreement to sell our equity investment in Pharmalogic Holdings Corp., a subsidiary of RadioPharmacy Investors, LLC. The sale transaction is subject to customary closing conditions, including receipt of certain regulatory approvals, and is anticipated to close by March 31, 2015. In connection with the sale transaction, we committed to amend and restate our existing senior debt to provide $17.5 million of first lien financing at 8.5% to support the sale transaction.

(11)	In February 2015, Industrial Safety Technologies, LLC repaid in full our subordinated debt investment.

The accompanying notes are an integral part of these financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

NOTE 1—DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

These Financial Statements present the results of operations, financial position and cash flows of MCG Capital Corporation and its consolidated subsidiaries. The terms “we,” “our,” “us” and “MCG” refer to MCG Capital Corporation and its consolidated subsidiaries.

Based on a thorough business review, on February 9, 2015, our board of directors announced its intention to explore strategic alternatives for the Company to maximize value for stockholders, including a possible sale of the Company. We may receive offers or engage in a transaction in the ordinary course which may ultimately result in a sale of any or all of our assets, above or below the fair value on our balance sheet at that time. We may also consider a variety of extraordinary transactions, such as a sale of the Company, a restructuring, a recapitalization, a merger, a consolidation, a business combination, a special dividend to stockholders, a liquidation or other transaction or series of transactions. No timetable has been set for the Company’s process and we do not expect to comment further or update the market with any additional information on the process unless and until the board of directors approves a specific transaction or otherwise deems disclosure appropriate or necessary.

There can be no assurance that this strategic alternatives review will result in the Company changing its current business plan, pursuing a particular transaction, completing any such transaction, or that any transaction we might enter will prove to be beneficial to our stockholders. Further, it is not certain what impact any potential strategic alternatives, or a decision not to pursue any potential strategic alternatives, may have on the Company’s stock price, operating results, business or financial condition, liquidity, or business prospects.

We are a solutions-focused commercial finance company that provides capital and advisory services to middle-market companies throughout the United States. We are an internally managed, non-diversified, closed-end investment company that elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our organization includes the following categories of subsidiaries:

•	Taxable Subsidiaries—We currently qualify as a regulated investment company, or RIC, for federal income tax purposes and, therefore, are not required to pay corporate income taxes on any income or gains that we distribute to our stockholders. We have certain wholly owned taxable subsidiaries, or Taxable Subsidiaries, each of which hold or has held one or more portfolio investments listed on our Consolidated Schedules of Investments. The purpose of these Taxable Subsidiaries is to permit us to hold portfolio companies organized as limited liability companies, or LLCs, or other forms of pass-through entities and still satisfy the RIC tax requirement that at least 90% of our gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a portion of the gross income of any LLC or other pass-through entity portfolio investment would flow through directly to us, and be included in the calculation of the 90% test. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant federal income taxes. The income of the LLCs or other pass-through entities owned by Taxable Subsidiaries is taxed to the Taxable Subsidiaries and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. We do not consolidate the Taxable Subsidiaries for income tax purposes and they may generate income tax expense because of the Taxable Subsidiaries’ ownership of the portfolio companies. We reflect any such income tax expense on our Consolidated Statements of Operations.

•

Small Business Investment Subsidiary—We own Solutions Capital I, L.P., or Solutions Capital, a wholly owned subsidiary that, until September 19, 2014, had been licensed by the United States Small Business Administration, or SBA, and operated as a small business investment company, or SBIC, under the Small Business Investment Act of 1958, as amended, or SBIC Act. In connection with the formation of Solutions

Capital, MCG also established another wholly owned subsidiary, Solutions Capital G.P., LLC, to act as the general partner of Solutions Capital, while MCG is the sole limited partner.

•	Wholly Owned Special-Purpose Financing Subsidiary—This subsidiary was a bankruptcy remote, special-purpose entity to which we transferred certain loans. The financing subsidiary, in turn, transferred the loans to a Delaware statutory trust. For accounting purposes, the transfers of the loans to the Delaware statutory trust were structured as an on-balance sheet securitization.

The accompanying financial statements reflect the consolidated accounts of MCG and the following subsidiaries: Solutions Capital; Solutions Capital G.P., LLC; and MCG’s former special-purpose financing subsidiary, MCG Finance VII, LLC.

Basis of Presentation and Use of Estimates

These consolidated financial statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. We believe we have made all necessary adjustments so that the financial statements are presented fairly and that all such adjustments are of a normal recurring nature. We eliminated all significant intercompany balances. In accordance with Article 6 of Regulation S-X of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, we do not consolidate portfolio company investments, including those in which we have a controlling interest. Further, in connection with the preparation of these Consolidated Financial Statements, we have evaluated subsequent events that occurred after the balance sheet date as of December 31, 2014 through the date these financial statements were issued.

Preparing financial statements requires us to make estimates and assumptions that affect the amounts reported on our Consolidated Financial Statements and accompanying notes. Although we believe the estimates and assumptions used in preparing these Consolidated Financial Statements and related notes are reasonable, actual results could differ materially.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES AND RECENT ACCOUNTING PRONOUNCEMENTS

Significant Accounting Policies

INCOME RECOGNITION

We follow the policies described below to recognize income on our Consolidated Statements of Operations:

•	Interest Income—We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when a loan becomes more than 90 days past due, or if we otherwise believe the customer is unable to service its debt and other obligations, we will, as a general matter, place all or a portion of the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Paid-in-kind interest, or PIK, represents contractually deferred interest that typically is added to the loan balance. Generally, PIK interest is due at the end of the loan term. We generally accrue PIK interest when collection is expected and cease accruing PIK if there is insufficient value to support the accrual or we expect the customer is unable to pay all principal and interest due.

•

Dividend Income—We accrete dividends on equity investments, generally preferred equity, with stated dividend rates as they are earned, to the extent that we believe the dividends will be paid ultimately and the associated portfolio company has sufficient value to support the accretion. Dividend accretion is included in the cost basis of the related equity instrument on our Consolidated Balance Sheets and Consolidated Schedule of Investments. We record dividend income on common equity investments, and gains from realized distributions, when the dividend has been declared and is required to be paid.

•	Loan Origination Fees—We capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method or on a straight-line basis when the loan has a revolving credit feature. In certain loan arrangements, we receive warrants or other equity interests from the borrower as additional origination fees. Typically, borrowers granting these interests are not traded publicly. We record the financial instruments received at fair value as determined in good faith by our board of directors. In certain cases, when we record a warrant or other equity instrument that results in a loan discount, we accrete the discount into income over the term of the loan.

•	Advisory Fees and Other Income—We charge our portfolio companies fees for services that we provide, including advisory and management services, prepayments, research, structuring, and other fees. We generally recognize these fees when earned. We recognize prepayment fees upon receipt. Finally, certain of the bank accounts in which we maintain cash balances pay interest, which we recognize when the interest is earned.

PORTFOLIO INVESTMENTS

In accordance with the 1940 Act, we classify portfolio investments on our Consolidated Balance Sheets and our Consolidated Schedules of Investments into the following categories:

•	Control Investments—Investments in which we control more than 25% of the voting securities or have greater than 50% representation on the board of directors;

•	Affiliate Investments—Investments in which we own between 5% and 25% of the voting securities and have less than 50% representation on the board of directors; and

•	Non-Affiliate Investments—Investments in which we own less than 5% of the voting securities.

We carry our investments at fair value in accordance with the 1940 Act and Accounting Standard Codification Topic 820—Fair Value Measurements and Disclosures, or ASC 820. We base the fair value of portfolio investments on market prices when market quotations are readily available. As required by the 1940 Act, the fair value of all other investments is determined in good faith by our board of directors. Typically, there are no readily available market values for the majority of investments in our portfolio. As a result, the fair value of our entire investment portfolio was determined in good faith by our board of directors. We determine fair values using various valuation models that estimate the underlying value of the associated entity, taking into consideration our ownership share, as well as any discounts for transfer restrictions or other terms that impact the value. No single standard exists for determining fair value in good faith. Therefore, our board of directors applies business judgment to specific facts and circumstances about each investment in our portfolio pursuant to our valuation policy and accounting principles generally accepted in the United States.

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Each quarter, we record the difference between the carrying value of our investments and the fair values determined by the board of directors as unrealized appreciation (depreciation) on investments on our Consolidated Statements of Operations. Upon the ultimate disposition of an asset in our portfolio, we reverse any previously recorded unrealized appreciation (depreciation) and realize a gain (loss) on investment that reflects the difference between the carrying cost of the investment and the net proceeds from the sale, including proceeds held in escrow that we record as restricted cash on our Consolidated Balance Sheet. See Note 4—Fair Value Measurement for additional information about the methodologies that the board of directors uses to determine the fair value of our investments, as well as our application of ASC 820.

CASH

Our Consolidated Balance Sheets and our Consolidated Statements of Cash Flows reflect the following categories of cash:

•	Cash and cash equivalents—Represents unrestricted cash, including checking accounts, interest bearing deposits collateralized by marketable debt securities and highly liquid investments with original maturities of 90 days or less;

•	Cash, restricted—Includes cash held in escrow that we received as part of an asset sale, and previously included cash held for regulatory purposes and cash that we had received that was earmarked for transfer into our cash, securitization accounts; and

•	Cash, securitization accounts—Previously represented principal and interest held in designated bank accounts that we received on securitized loans or other reserved amounts associated with our securitization facility. We were generally required to use the funds deposited in these accounts to pay interest, reduce borrowings or pay other specified obligations in accordance with associated securitization agreements. Interest collections in excess of the interest payments and other specified obligations were distributed back to us.

BORROWING FACILITIES

As described more fully in Note 6—Borrowings, we had borrowed funds from various sources including debentures guaranteed by the SBA and an unsecured credit facility. In addition, we had a bankruptcy-remote, special-purpose entity that issued debt collateralized by pools of loans that we have transferred to the entity. We had recorded our obligation to repay all our borrowings at cost on our Consolidated Balance Sheets. We accounted for loans transferred to our bankruptcy remote, special-purpose entity for use in securitization transactions in accordance with ASC Topic 860—Transfers and Servicing, or ASC 860.

Debt issuance costs included fees and other direct incremental costs incurred in connection with our borrowings. We amortized these costs ratably over the contractual term of the borrowing facility using the effective interest method and included this amortization in interest expense on our Consolidated Statements of Operations. For facilities with a revolving credit feature, we amortized these costs on a straight-line basis.

We repurchased certain debt instruments issued by our bankruptcy-remote special-purpose entities from third parties at a negotiated price that was different than the principal amount of the debt. In accordance with ASC 470—Debt, we treated these repurchases as if the debt were extinguished and reported the difference between the reacquisition price and the net carrying amount of the extinguished debt as a loss on extinguishment of debt on our Consolidated Statements of Operations.

SHARE-BASED COMPENSATION

In accordance with ASC Topic 718—Compensation—Stock Compensation, or ASC 718, we recognize compensation cost related to share-based awards for which forfeiture provisions are expected to lapse over the requisite service period. Share-based awards are entitled to receive dividends which are not forfeitable in the event the share-based awards forfeiture provisions are not achieved. If actual forfeitures differ from our expectations, dividends previously paid on the forfeited shares are reclassified between retained earnings and compensation expense.

INCOME TAXES

We currently qualify as a RIC for federal income tax purposes, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. Generally, we intend to distribute sufficient dividends to eliminate taxable income and may distribute more than the taxable income, which amounts would be considered a return of capital. We are subject to a 4% excise tax to the extent that we do not distribute on an actual or on deemed basis: (i) 98.0% of our current year ordinary income; and (ii) 98.2% of our current year net capital gain income.

We have certain wholly owned Taxable Subsidiaries, each of which hold or has held one or more portfolio investments listed on our Consolidated Schedule of Investments. The purpose of these Taxable Subsidiaries is to permit us to hold portfolio companies organized as LLCs or other forms of pass-through entities and still satisfy the RIC tax requirement that at least 90% of our gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a portion of the gross income of any LLC or other pass-through entity portfolio investment would flow through directly to us for the 90% test. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant federal income taxes. The income of the LLCs or other pass-through entities owned by Taxable Subsidiaries is taxed to the Taxable Subsidiaries and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. We do not consolidate the Taxable Subsidiaries for income tax purposes and they may generate income tax expense because of the Taxable Subsidiaries’ ownership of the portfolio companies. We reflect any such income tax expense on our Consolidated Statement of Operations. For additional information about our Taxable Subsidiaries and the determination of our income taxes, see Note 10—Income Taxes.

Recent Accounting Pronouncement

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09. This update supersedes the revenue recognition requirements in Accounting Standards Update No. 2011-230: Revenue Recognition (Topic 605), and most industry-specific guidance throughout the industry topics of the codification. The core principal of the update is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to exchange for those goods or services. In applying the revenue model to contracts within its scope, an entity should identify the contract(s) with a customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies a performance obligation. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. We are currently evaluating the potential impact the adoption of this update will have on our consolidated financial statements.

NOTE 3—INVESTMENT PORTFOLIO

The following table summarizes the composition of our investment portfolio at cost and fair value:

	COST BASIS				FAIR VALUE BASIS
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
(dollars in thousands)	Investments at Cost	% of Total Portfolio	Investments at Cost	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio
Debt Investments
Senior secured debt	$39,237	16.7%	$190,783	33.7%	$40,562	53.8%	$185,524	50.3%
Subordinated debt
Secured	22,460	9.6	118,632	20.9	22,460	29.8	108,338	29.4
Unsecured	—	—	42,452	7.5	—	—	42,452	11.5

Total debt investments	61,697	26.3	351,867	62.1	63,022	83.6	336,314	91.2

Equity investments
Preferred	13,364	5.7	44,956	8.0	12,044	16.0	28,390	7.7
Common/common equivalents	159,579	68.0	169,615	29.9	266	0.4	4,169	1.1

Total equity investments	172,943	73.7	214,571	37.9	12,310	16.4	32,559	8.8

Total investments	$234,640	100.0%	$566,438	100.0%	$75,332	100.0%	$368,873	100.0%

Our debt instruments bear contractual interest rates ranging from 4.3% to 14.5%, a portion of which may be in the form of PIK. As of December 31, 2014, approximately 85.8% of the fair value of our loan portfolio had variable interest rates, based on either the London Interbank Offer Rate, or LIBOR, or the prime rate, and 14.2% of the fair value of our loan portfolio had fixed interest rates. As of December 31, 2014, approximately 59.9% of our loan portfolio, at fair value, had LIBOR floors between 1.5% and 2.0% on a LIBOR-based index or prime floors between 2.75% and 4.5%. At origination, our loans generally have four- to six-year stated maturities. Borrowers typically pay an origination fee based on a percent of the total commitment and a fee on undrawn commitments.

When one of our loans becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and generally will cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. If the fair value of a loan is below cost, we may cease recognizing PIK interest and/or the accretion of a discount on the debt investment until such time that the fair value equals or exceeds cost.

The following table summarizes the cost and fair value of loans more than 90 days past due and loans on non-accrual status:

	COST BASIS				FAIR VALUE BASIS
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
(dollars in thousands)	Investments at Cost	% of Loan Portfolio	Investments at Cost	% of Loan Portfolio	Investments at Fair Value	% of Loan Portfolio	Investments at Fair Value	% of Loan Portfolio
Loans greater than 90 days past due
On non-accrual status	$—	—%	$3,897	1.11%	$—	—%	$—	—%

Total loans greater than 90 days past due	$—	—%	$3,897	1.11%	$—	—%	$—	—%

Loans on non-accrual status
0 to 90 days past due	$—	—%	$17,531	4.98%	$—	—%	$4,493	1.34%
Greater than 90 days past due	—	—	3,897	1.11	—	—	—	—

Total loans on non-accrual status	$—	—%	$21,428	6.09%	$—	—%	$4,493	1.34%

The following table summarizes our investment portfolio by industry at fair value:

	December 31, 2014		December 31, 2013
(dollars in thousands)	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
Healthcare	$44,566	59.2%	$84,922	23.0%
Business services	14,172	18.8	64,108	17.4
Broadcasting	9,198	12.2	12,252	3.3
Manufacturing	7,130	9.5	51,735	14.0
Diversified financial services	—	—	3,298	0.9
Education	—	—	57,905	15.7
Publishing	—	—	25,312	6.9
Insurance	—	—	23,620	6.4
Restaurants	—	—	23,010	6.2
Information services	—	—	12,552	3.4
Home furnishings	—	—	4,730	1.3
Consumer products	—	—	4,657	1.3
Other	266	0.3	772	0.2

Total	$75,332	100.0%	$368,873	100.0%

We provide financial support to our portfolio companies for investment purposes in the form of originations or draws and advances. Originations represent financial support for which we have not been previously contractually required to provide and draws and advances represent financial support for which we have been previously contractually required to provide. The following table shows our significant originations and advances:

(in thousands)	Year ended December 31, 2014
Company	Originations	Draws/ Advances	PIK Advances/ Dividends	Total
Debt
Oceans Acquisition, Inc.	$—	$3,250	$—	$3,250
Community Investors, Inc.	—	1,667	—	1,667
Other (< $1 million)	—	1,400	2,863	4,263

Total debt	—	6,317	2,863	9,180
Equity (< $1 million)	—	298	547	845

Total originations and advances	$—	$6,615	$3,410	$10,025

As of December 31, 2014, we have commitments to invest an additional $2.0 million to our portfolio companies. See Note 12—Commitments and Contingencies.

NOTE 4—FAIR VALUE MEASUREMENT

We account for our investments in portfolio companies under ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs.

Fair Value Hierarchy

ASC 820 establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

ASC 820 Fair Value Hierarchy	Inputs to Fair Value Methodology
Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Quoted prices for similar assets or liabilities; quoted markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the financial instrument; inputs other than quoted prices that are observable for the asset or liability; or inputs that are derived principally from, or corroborated by, observable market information

Level 3	Pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption is unobservable or when the estimation of fair value requires significant management judgment

We categorize a financial instrument in the fair value hierarchy based on the lowest level of input that is significant to its fair value measurement. In the event that transfers between these levels were to occur in the future, we would recognize those transfers as of the ending balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period.

Assets Measured at Fair Value on a Recurring Basis

The following table presents the assets that we report at fair value on our Consolidated Balance Sheets by fair value hierarchy:

	December 31, 2014
(in thousands)	Internal Models with Significant		Total Fair Value Reported in Consolidated Balance Sheet
	Observable Market Parameters (Level 2)	Unobservable Market Parameters (Level 3)
Non-affiliate investments
Senior secured debt	$—	$23,370	$23,370
Subordinated secured debt	—	22,460	22,460
Common/common equivalents	266	—	266

Total non-affiliate investments	266	45,830	46,096

Control investments
Senior secured debt	—	17,192	17,192
Preferred equity	—	12,044	12,044

Total control investments	—	29,236	29,236

Total assets at fair value	$266	$75,066	$75,332

As of December 31, 2014, we had no investments that had quoted market prices in active markets, which we would categorize as Level 1 investments under ASC 820. Cash and cash equivalents are carried at cost which approximates fair value and are Level 1 assets. Interest receivable is carried at cost which approximates fair value.

Valuation Methodologies and Procedures

As required by the 1940 Act, we classify our investments by level of control. Control investments include both majority-owned control investments and non-majority owned control investments. A majority-owned control investment represents a security in which we own more than 50% of the voting interest of the portfolio company and generally control its board of directors. A non-majority owned control investment represents a security in which we own 25% to 50% of the portfolio company’s voting equity. As of December 31, 2014, our portfolio contained no non-majority control investments. Non-control investments represent both affiliate and non-affiliate securities for which we do not have a controlling interest. Affiliate investments represent securities in which we own 5% to 25% of the portfolio company’s equity. Non-affiliate investments represent securities in which we own less than 5% of the portfolio company’s equity.

•	Majority-Owned Control Investments—Majority-owned control investments comprise 38.8% of our investment portfolio as of December 31, 2014. Market quotations are not readily available for these investments; therefore, we use a combination of market and income approaches to determine their fair value. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited cases, book value. Generally, we apply multiples that we observe for other comparable companies to relevant financial data for the portfolio company in question. Also, in a limited number of cases, we use income approaches to determine fair value, based on our projections of the discounted future free cash flows that the portfolio company will likely generate, as well as industry derived capital costs. Our valuation approaches for majority-owned investments estimate the value upon a hypothetical sale or exit and then allocates such value to the investment’s securities in order of their relative liquidation preference. In addition, we assume that any outstanding debt or other securities that are senior to our securities are required to be repaid at par. These valuation approaches consider the value of our ability to control the portfolio company’s capital structure and the timing of a potential exit.

•	Non-Control Investments—Non-control investments comprise 61.2% of our investment portfolio as of December 31, 2014. Quoted prices are not available for 99.4% of our non-control investments as of December 31, 2014. For our non-control equity investments, we use the same market and income approaches used to value our control investments. For non-control debt investments for which no quoted prices are available, we estimate fair value using a market-yield approach based on the expected future cash flows discounted at the loans’ effective interest rates, based on our estimate of current market rates. We may adjust discounted cash flow calculations to reflect other market conditions or the perceived credit risk of the borrower. In the event the fair value of a non-control debt investment, as determined by the same market or income approach used to value our control investments, is below our cost, we estimate the fair value using the market or income approach.

•	Thinly-Traded and Over-the-Counter Securities—Generally, we value securities that are traded in the over-the-counter market or on a stock exchange at the average of the prevailing bid and ask prices on the date of the relevant period end. However, we may apply a discount to the market value of restricted or thinly-traded public securities to reflect the impact that these restrictions have on the value of these securities. We review factors, including the trading volume, total securities outstanding and our percentage ownership of securities to determine whether the trading levels are active (Level 1) or inactive (Level 2). As of December 31, 2014, these securities represented 0.4% of our investment portfolio. We utilize independent pricing services to arrive at certain of our fair value estimates. The majority of our level 2 investments are senior debt investments that are secured and collateralized. To corroborate “bid/ask” quotes from independent pricing services we perform a market-yield approach to validate prices obtained or obtain other evidence.

Our valuation analyses incorporate the impact that key events could have on the securities’ values, including public and private mergers and acquisitions, purchase transactions, public offerings, letters of intent and subsequent debt or equity sales. Our valuation analyses also include key external data, such as market changes and industry valuation benchmarks. We also engage independent valuation firms to provide additional data points for our quarterly valuation analyses. Our general practice is to obtain an independent valuation or review of valuation at least once per year for each portfolio investment that had a fair value in excess of $5.0 million, unless the fair value has otherwise been derived through a sale of some or all of our investment in the portfolio company or is a new investment made within the last twelve months. In total, as of December 31, 2014, we either obtained a valuation or review from an independent firm, considered new investments made, considered pending sales of the investments or used market quotes in the preceding twelve-month period to calculate 100.0% of our investment portfolio, calculated on a fair value basis.

The majority of the valuations performed by the independent valuation firms utilize proprietary models and inputs. We have used, and intend to continue to use, independent valuation firms to provide additional support for our internal analyses.

Our board of directors sets our valuation policies and procedures and determines the fair value of our investments. The investment and valuation committee of our board of directors meets at least quarterly with our executive management to review management’s recommendations of fair value of our investments. Our board of directors considers our valuations, as well as the independent valuations and reviews, in its determination of the fair value of our investments.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and such differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations currently assigned.

Changes in Level 3 Fair Value Measurements

We classify securities in the Level 3 valuation hierarchy based on the significance of the unobservable factors to the overall fair value measurement. Our fair value approach for Level 3 securities primarily uses unobservable inputs, but may also include observable, actively quoted components derived from external sources. Accordingly, the gains and losses in the table below include fair value changes due, in part, to observable factors. Additionally, we transfer investments in and out of Level 1, 2 and 3 securities as of the ending balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the twelve months ended December 31, 2014, there were no transfers between Level 1 and 2. During the twelve months ended December 31, 2014, common equity investments with a fair value of $0.5 million were listed on and began trading in a market that is not active. As of the ending balance sheet date of the quarter in which the common equity began to trade, the investment was transferred from Level 3 to level 2. During the twelve months ended December 31, 2013, there were no transfers in or out of Level 1, 2 or 3.

The following table provides a reconciliation of fair value changes during the twelve months ended December 31, 2014 for all investments for which we determine fair value using unobservable (Level 3) factors.

(in thousands)	Fair value measurements using unobservable inputs (Level 3)
	Non-affiliate Investments	Affiliate Investments	Control Investments	Total
Fair value as of December 31, 2013
Senior secured debt	$105,674	$51,471	$19,892	$177,037
Subordinated secured debt	97,497	—	10,841	108,338
Unsecured subordinated debt	42,452	—	—	42,452
Preferred equity	8,261	3,656	13,175	25,092
Common/common equivalents equity	2,504	1,665	—	4,169

Total fair value as of December 31, 2013	256,388	56,792	43,908	357,088

Realized/unrealized gain (loss)
Senior secured debt	(261)	(15,727)	532	(15,456)
Subordinated secured debt	(4,025)	—	—	(4,025)
Unsecured subordinated debt	72	—	—	72
Preferred equity	(1,109)	344	(1,131)	(1,896)
Common/common equivalents equity	(868)	(165)	—	(1,033)

Total realized/unrealized gain (loss)	(6,191)	(15,548)	(599)	(22,338)

Issuances
Senior secured debt	30,911	(13,869)	1,059	18,101
Subordinated secured debt	2,439	—	(9,944)	(7,505)
Unsecured subordinated debt	1,163	—	—	1,163
Preferred equity	643	—	—	643

Total issuances	35,156	(13,869)	(8,885)	12,402

Settlements
Senior secured debt	(62,949)	(18,413)	(4,291)	(85,653)
Subordinated secured debt	(52,873)	—	(897)	(53,770)
Unsecured subordinated debt	(33,615)	—	—	(33,615)
Preferred equity	(396)	—	—	(396)
Common/common equivalents equity	(41)	—	—	(41)

Total settlements	(149,874)	(18,413)	(5,188)	(173,475)

Sales
Senior secured debt	(50,005)	(3,462)	—	(53,467)
Subordinated secured debt	(20,578)	—	—	(20,578)
Unsecured subordinated debt	(10,072)	—	—	(10,072)
Preferred equity	(7,399)	(4,000)	—	(11,399)
Common/common equivalents equity	(1,120)	(1,500)	—	(2,620)

Total sales	(89,174)	(8,962)	—	(98,136)

Transfers
Common/common equivalents equity	(475)	—	—	(475)

Total transfers	(475)	—	—	(475)

Fair value as of December 31, 2014
Senior secured debt	23,370	—	17,192	40,562
Subordinated secured debt	22,460	—	—	22,460
Unsecured subordinated debt	—	—	—	—
Preferred equity	—	—	12,044	12,044
Common/common equivalents equity	—	—	—	—

Total fair value as of December 31, 2014	$45,830	$—	$29,236	$75,066

There were no purchases of level 3 investments during the twelve months ended December 31, 2014.

The following table provides a reconciliation of fair value changes during the twelve months ended December 31, 2013 for all investments for which we determine fair value using unobservable (Level 3) factors.

(in thousands)	Fair value measurements using unobservable inputs (Level 3)
	Non-affiliate Investments	Affiliate Investments	Control Investments	Total
Fair value December 31, 2012
Senior secured debt	$163,125	$48,060	$23,376	$234,561
Subordinated secured debt	96,585	7,880	10,518	114,983
Unsecured subordinated debt	26,274	—	—	26,274
Preferred equity	16,561	6,038	16,112	38,711
Common/common equivalents equity	3,048	101	—	3,149

Total fair value December 31, 2012	305,593	62,079	50,006	417,678

Realized/unrealized gain (loss)
Senior secured debt	(2,064)	921	702	(441)
Subordinated secured debt	(13,735)	190	—	(13,545)
Preferred equity	(4,635)	(3,540)	(4,667)	(12,842)
Common/common equivalents equity	(544)	3,107	—	2,563

Total realized/unrealized gain (loss)	(20,978)	678	(3,965)	(24,265)

Issuances
Senior secured debt	53,910	10,708	55	64,673
Subordinated secured debt	31,057	683	323	32,063
Unsecured subordinated debt	36,322	—	—	36,322
Preferred equity	413	3,458	1,718	5,589
Common/common equivalents equity	3	1,457	—	1,460

Total issuances	121,705	16,306	2,096	140,107

Settlements
Senior secured debt	(92,067)	(8,218)	(4,241)	(104,526)
Subordinated secured debt	(16,410)	(8,753)	—	(25,163)
Unsecured subordinated debt	(17,144)	—	—	(17,144)
Preferred equity	20	—	12	32

Total settlements	(125,601)	(16,971)	(4,229)	(146,801)

Sales
Senior secured debt	(17,230)	—	—	(17,230)
Unsecured subordinated debt	(3,000)	—	—	(3,000)
Preferred equity	(4,098)	(2,300)	—	(6,398)
Common/common equivalents equity	(3)	(3,000)	—	(3,003)

Total sales	(24,331)	(5,300)	—	(29,631)

Fair value as of December 31, 2013
Senior secured debt	105,674	51,471	19,892	177,037
Subordinated secured debt	97,497	—	10,841	108,338
Unsecured subordinated debt	42,452	—	—	42,452
Preferred equity	8,261	3,656	13,175	25,092
Common/common equivalents equity	2,504	1,665	—	4,169

Total fair value as of December 31, 2013	$256,388	$56,792	$43,908	$357,088

There were no purchases of level 3 investments during the twelve months ended December 31, 2013.

Unrealized (Depreciation) Appreciation of Level 3 Investments

The following table summarizes the unrealized (depreciation) appreciation that we recognized on those investments for which we determined fair value using unobservable inputs (Level 3) for the twelve months ended December 31, 2014 and 2013.

	Year ended December 31, 2014				Year ended December 31, 2013
(in thousands)	Non-affiliate Investments	Affiliate Investments	Control Investments	Total	Non-affiliate Investments	Affiliate Investments	Control Investments	Total
Change in unrealized appreciation (depreciation)
Senior secured debt	$2,567	$—	$3,903	$6,470	$(2,235)	$928	$703	$(604)
Subordinated secured debt	10,294	—	—	10,294	1,820	190	—	2,010
Unsecured subordinated debt	—	—	—	—	—	—	—	—
Preferred equity	13,840	3,344	(1,131)	16,053	(4,412)	(3,146)	(4,655)	(12,213)
Common/common equivalents equity	7,011	(666)	—	6,345	1,158	770	—	1,928

Total change in unrealized appreciation (depreciation) on Level 3 investments	$33,712	$2,678	$2,772	$39,162	$(3,669)	$(1,258)	$(3,952)	$(8,879)

Significant Unobservable Inputs

Our investment portfolio is not composed of homogeneous debt and equity securities that can be valued with a small number of inputs. Instead, the majority of our investment portfolio is composed of complex debt and equity securities with distinct contract terms and conditions. As such, our valuation of each investment in our portfolio is unique and complex, often factoring in numerous different inputs, including the historical and forecasted financial and operational performance of the portfolio company, projected cash flows, market multiples, comparable market transactions, the priority of our securities compared with those of other investors, credit risk, interest rates, independent valuations and reviews and other inputs too numerous to list quantitatively herein.

The following table summarizes the significant unobservable inputs in the fair value measurements of our level 3 investments by category of investment and valuation technique as of December 31, 2014.

($ in thousands)	Fair Value	Valuation Techniques	Unobservable Inputs	Range		Weighted Average
				Minimum	Maximum
Senior debt	$40,562	Discounted Cash Flow	Market Interest Rate	7.8%	7.8%	7.8%
		Pending Transactions	Pending Transactions	N/A	N/A	N/A
Subordinated debt	22,460	Discounted Cash Flow	Market Interest Rate	7.8%	14.5%	11.6%
		Pending Transactions	Pending Transactions	N/A	N/A	N/A
Preferred equity	12,044	Pending Transactions	Pending Transactions	N/A	N/A	N/A

	$75,066

NOTE 5—CONCENTRATIONS OF INVESTMENT RISK

During the twelve months ended December 31, 2014, we had concentrations in certain industries, including the healthcare, business services and broadcasting industries. The following table summarizes our fair value and revenue concentrations in each of those industries:

	Investments at fair value				Revenue for the year ended
	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
(dollars in thousands)	Amount	% of Total Portfolio	Amount	% of Total Portfolio	Amount	% of Total Revenue	Amount	% of Total Revenue
Industry
Healthcare	$44,566	59.2%	$84,922	23.0%	$7,552	28.2%	$12,650	25.1%
Business services	14,173	18.8	64,108	17.4	6,871	25.6	8,265	16.4
Broadcasting	9,198	12.2	12,252	3.3	574	2.1	1,616	3.2

Total	$67,937	90.2%	$161,282	43.7%	$14,997	55.9%	$22,531	44.7%

NOTE 6—BORROWINGS

As of December 31, 2014, we had no outstanding borrowings or borrowing facilities. The following table summarizes our borrowing facilities, the facility amounts and amounts outstanding.

	Maturity Date	December 31, 2014		December 31, 2013
(dollars in thousands)		Total Facility/ Program	Amount Outstanding	Total Facility/ Program	Amount Outstanding
SBIC(a)
2008-10B	September 2018	$—	$—	$2,600	$2,600
2009-10A	March 2019	—	—	12,000	12,000
2009-10B	September 2019	—	—	13,000	13,000
2010-10B	September 2020	—	—	27,500	27,500
2011-10A	March 2021	—	—	53,500	53,500
2012-10A	March 2022	—	—	41,400	41,400
MCG Commercial Loan Trust 2006-1(b)
Series 2006-1 Class D Notes	April 2018	—	—	40,016	25,172
Bank of America Unsecured Revolver(c)
Unsecured Revolving Note	November 2014	—	—	20,000	—

Total borrowings		$—	$—	$210,016	$175,172

(a)	In September 2014, we repaid in full the SBIC Debentures.
(b)	In January 2014, we repaid in full the Class D Notes.
(c)	In April 2014, we terminated the undrawn Bank of America Unsecured Revolver.

On September 2, 2014, we prepaid in full the $150.0 million of SBIC debentures owed to the SBA by Solutions Capital. In connection with the repayment of the SBIC debentures, we recorded $2.3 million of accelerated deferred financing costs in interest expense. In addition, on April 21, 2014, based on our assessment of our excess liquidity, we terminated our undrawn unsecured revolving credit facility with Bank of America, N.A. in the principal amount of $20.0 million, or the Bank of America Unsecured Revolver.

As a BDC, we are not permitted to incur indebtedness or issue senior securities, including preferred stock, unless immediately after such borrowing we have an asset coverage for total borrowings (which excluded our SBIC debentures) of at least 200%. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage ratio of at least 200% after deducting the amount of such dividend, distribution or purchase price. If we are unable to meet this asset coverage requirement, we may not be able to incur additional debt. In October 2008, we received exemptive relief from the SEC which allowed us to exclude debt issued by Solutions Capital from the calculation of our consolidated BDC asset coverage ratio. As of December 31, 2014, there were no senior securities outstanding.

Each of our borrowing facilities had certain financial covenants and non-financial covenants. We were in compliance with the covenants as of December 31, 2013.

We had funded our secured borrowing debt facility through a bankruptcy remote, special-purpose, wholly owned subsidiary. Therefore, this subsidiary’s assets were not available to our creditors. While the secured borrowing was in place, we continued to service those portfolio investments that we used as collateral in our secured borrowing facility.

SBIC Debentures

In September 2014, we prepaid in full the $150 million of SBIC debentures owed to the SBA by Solutions Capital, using excess restricted cash. After repayment, Solutions Capital surrendered its SBIC license to the SBA’s Office of SBIC Operations. As of December 31, 2013, Solutions Capital had borrowed $150.0 million from the SBA. We were permitted to use these funds to provide debt and equity capital to qualifying small businesses. However, we were not permitted to use these funds to provide working capital to MCG, Solutions Capital’s parent company.

As of December 31, 2013, we had $207.0 million of investments in Solutions Capital and we had $32.5 million, of restricted cash which could be used for additional investments by Solutions Capital.

Bank of America Unsecured Revolver

In November 2012, we obtained an unsecured revolving credit facility with Bank of America, N.A. in the principal amount of $20.0 million. On April 21, 2014, we terminated our Bank of America Unsecured Revolver.

MCG Commercial Loan Trust 2006-1

In April 2006, we completed a $500.0 million debt securitization through the MCG Commercial Loan Trust 2006-1, or 2006-1 Trust, a wholly owned subsidiary. The 2006-1 Trust issued six classes of notes with interest rates ranging from LIBOR plus 0.33% to LIBOR plus 2.25%. The reinvestment period for the 2006-1 Trust ended on July 20, 2011 and all subsequent principal collections or monetization proceeds that we received from collateral used to securitize this 2006-1 Trust were applied to the outstanding balance of that facility. As of December 31, 2013, we had $25.2 million of securitized Class D Notes outstanding under the 2006-1 Trust, which was secured by $76.3 million of loans and equity investments and $13.9 million of cash. We retained all of the equity in the securitization. In November 2013, we directed the trustee to redeem the remaining notes on the next quarterly payment date and, on January 21, 2014, we repaid the Class D Notes in full and the loan and equity investments held by the 2006-1 Trust were transferred back to MCG, the parent.

NOTE 7—CAPITAL STOCK

We have one class of common stock and one class of preferred stock authorized. Our board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, establish the number of shares to be included in each such series and establish the designations, voting powers, preferences and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof, subject to the 1940 Act.

Stock Repurchases

The following table summarizes our stock repurchases under the stock repurchase programs and the tender offer for the year ended December 31, 2014.

Year ended December 31, 2014
Dollar amount repurchased (in thousands)	$119,993
Shares repurchased	32,186,556
Average price per share	$3.73
Discount to quarterly weighted average net asset value per share	16.1%

Stock Repurchase Programs

On January 17, 2012, our board of directors authorized a stock repurchase program of up to $35.0 million, which was terminated after we effected repurchases totaling approximately $29.4 million. On October 25, 2013, our board of directors authorized a second stock repurchase program of up to $25.0 million. On February 28, 2014, our board of directors increased the second stock repurchase program to $35.0 million. On April 25, 2014, our board of directors terminated the second stock repurchase program effective as of May 2, 2014 and authorized a third stock repurchase program of up to $50.0 million effective as of May 5, 2014. On August 5, 2014, our board of directors terminated the third stock repurchase program and authorized a fourth stock repurchase program of up to $50.0 million effective as of August 12, 2014. On October 17, 2014, our board of directors suspended the fourth stock repurchase program. On December 18, 2014, the fourth stock repurchase program, which had been suspended during our modified “Dutch Auction” tender offer, was reinstated. In January 2015, the fourth stock repurchase program was discontinued. We have provided our stockholders with notice of our intention to repurchase shares of our common stock in accordance with 1940 Act requirements. We retired all shares of common stock that we purchased in connection with the stock repurchase program.

Tender Offer

On November 3, 2014, we commenced a modified “Dutch Auction” tender offer pursuant to an offer to purchase dated November 3, 2014 and a related letter of transmittal, under which we offered to purchase up to $75.0 million of our common stock at a price per share not less than $3.25 and not greater than $3.75. The tender offer expired on December 3, 2014, and we accepted for payment an aggregate of 4,859,744 shares of our common stock at a purchase price of $3.75 per share for an aggregate purchase price of $18.2 million. These shares represented approximately 11.2% of our shares issued and outstanding as of the date of commencement of the tender offer. We incurred costs of $0.4 million associated with the tender offer resulting in a total cost of $18.6 million, or $3.83 per share, for the shares repurchased.

We requested and received the assurance of the staff of the Division of Investment Management that it would not recommend enforcement action to the SEC under the 1940 Act or Rule 17d-1 thereunder if we engage in a stock repurchase program and agree not to issue additional restricted stock under any compensation plan unless such issuance, together with all restricted stock outstanding under all compensation plans, does not exceed 10% of our outstanding common stock at the time of such issuance less the total number of shares previously issued, in the aggregate, pursuant to all compensatory plans. Although as of December 31, 2014, there were 1,426,811 shares of our common stock available for issuance under our Third Amended and Restated 2006 Employee Restricted Stock Plan, or 2006 Plan, no shares of restricted stock could be issued under our 2006 Plan or our Third Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, or 2006 Non-Employee Plan, because the 10% threshold set forth in the SEC’s order had been reached due to shares we repurchased under our stock repurchase program.

Distributions

The following table summarizes our distributions per share declared since January 1, 2012:

Date Declared	Record Date	Payment Date	Amount
August 5, 2014	August 20, 2014	August 29, 2014	$0.050
April 25, 2014	May 9, 2014	May 30, 2014	$0.070
February 28, 2014	March 14, 2014	March 28, 2014	$0.125
October 25, 2013	November 8, 2013	November 22, 2013	$0.125
July 26, 2013	August 9, 2013	August 30, 2013	$0.125
April 26, 2013	May 10, 2013	May 31, 2013	$0.125
March 1, 2013	March 15, 2013	March 29, 2013	$0.125
October 26, 2012	November 16, 2012	November 30, 2012	$0.125
July 27, 2012	August 17, 2012	August 31, 2012	$0.140
April 27, 2012	June 13, 2012	July 13, 2012	$0.140
February 24, 2012	April 13, 2012	May 15, 2012	$0.170

NOTE 8—EMPLOYEE BENEFIT PLANS

All full-time employees, and those part-time employees who work at least 1,000 hours per year, are eligible to participate in a contributory employee savings plan that we sponsor under Section 401(k) of the Internal Revenue Code, or 401(k) Plan. We match a portion of the contribution made by employees to the 401(k) Plan, based upon a percentage of defined compensation. During the years ended December 31, 2014, 2013 and 2012, we incurred $70,000, $68,000 and $152,000, respectively, in expenses related to the 401(k) Plan.

NOTE 9—SHARE BASED COMPENSATION

EMPLOYEE SHARE-BASED COMPENSATION

Third Amended and Restated 2006 Employee Restricted Stock Plan

From time to time, we award shares of restricted common stock to employees under our 2006 Plan which our stockholders initially approved in June 2006. In May 2010, our stockholders approved an amendment to the 2006 Plan increasing the number of shares we may award from 3,500,000 to 6,050,000 shares. Shares of restricted common stock awarded under the 2006 Plan may be subject to the employees’ meeting service or performance conditions specified at the time of award. The award date is the date on which the shares are awarded by the Compensation Committee of our board of directors, while the fair value of the respective stock award is based on the closing price of our common stock on the NASDAQ Global Select Market on the award date. We amortize restricted stock awards on a straight-line basis over the requisite service period and report this expense as amortization of employee restricted stock awards on our Consolidated Statements of Operations.

During each of the twelve months ended December 31, 2014 and 2013, no shares of restricted stock were issued under the 2006 Plan.

During the twelve months ended December 31, 2014, we recognized $1.8 million of compensation expense related to share-based compensation awards including $1.1 million of compensation costs associated with the retirement of our former chief executive officer and other employee terminations. During the twelve months ended December 31, 2013, we recognized $1.2 million of compensation expense related to share-based compensation awards. As of December 31, 2014, all the restricted share awards for which forfeiture provisions had not lapsed carried non-forfeitable dividend rights to the holder of the restricted shares. As of December 31, 2014, we had $0.5 million of unrecognized compensation cost related to restricted common stock awarded to employees. We expect to recognize these costs over the remaining weighted-average requisite service period of 1.2 years.

NON-EMPLOYEE DIRECTOR SHARE-BASED COMPENSATION

During June 2006, our stockholders initially approved the 2006 Non-Employee Plan, which was subsequently amended and restated. In May 2010, our stockholders approved an amendment to the 2006 Non-Employee Plan that increased the number of shares we may award to non-employee members of our board of directors from 100,000 to 150,000 shares. During the twelve months ended December 31, 2014, no shares of restricted stock were issued to non-employee directors. Our board of directors has waived the right to an automatic award of 7,500 shares of restricted stock, previously awarded to non-employee directors upon the commencement of each three-year term of board service. During the twelve months ended December 31, 2013, we awarded 15,000 shares of restricted common stock to non-employee directors. During the twelve months ended December 31, 2014 and 2013, we recognized $52,000 and $60,000, respectively, of compensation costs related to share-based awards to non-employee directors. We include this compensation cost in general and administrative expense on our Consolidated Statements of Operations. As of December 31, 2014, we had less than $0.1 million of unrecognized compensation cost related to restricted common stock awarded to non-employee directors, which we expect to recognize over the remaining weighted-average requisite service period of 1.1 years.

SUMMARY OF EMPLOYEE AND NON-EMPLOYEE DIRECTOR SHARE-BASED COMPENSATION

The following table summarizes our restricted stock award activity since December 31, 2011:

	Shares	Weighted-Average Grant Date Fair Value per Share
Subject to forfeiture provisions as of December 31, 2011	430,510	$6.14
Awarded	1,022,500	$4.43
Forfeiture provision satisfied	(275,265)	$5.25
Forfeited	(35,725)	$6.87

Subject to forfeiture provisions as of December 31, 2012	1,142,020	$4.69

Awarded	15,000	$5.01
Forfeiture provision satisfied	(71,730)	$6.58
Forfeited	(189,550)	$4.63

Subject to forfeiture provisions as of December 31, 2013	895,740	$4.55

Awarded	—	$—
Forfeiture provision satisfied	(525,815)	$4.61
Forfeited	(1,805)	$6.97

Subject to forfeiture provisions as of December 31, 2014	368,120	$4.45

NOTE 10—INCOME TAXES

As a RIC, we are taxed under Subchapter M of the Internal Revenue Code. As such, our income generally is not taxable to the extent we distribute it to stockholders and we meet certain qualification tests as outlined in the Internal Revenue Code. However, income from certain investments owned by our wholly owned subsidiaries is subject to federal, state and local income taxes. During 2014 and 2013, we declared and paid distributions from ordinary income that were sufficient to meet our distribution requirements as a RIC. To qualify as a RIC for federal income tax purposes, we must, among other things:

1.	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

2.	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership;” and

3.	diversify our holdings so that at the end of each quarter of the taxable year:

a.	at least 50% of the value of our assets consist of cash, cash items, U.S. government securities, securities of other RICs, and other securities, if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

b.	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses or (iii) one or more “qualified publicly traded partnerships.”

If we fail to satisfy the distribution requirement or fail to qualify as a RIC in any taxable year, we would be subject to tax in that year on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or after January 1, 2014 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% or 20% maximum tax rate (depending on income thresholds) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

We use the asset and liability method to account for our Taxable Subsidiaries’ income taxes. Using this method, we recognize deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and the tax basis of assets and liabilities. In addition, we recognize deferred tax benefits associated with net operating carryforwards that we may use to offset future tax obligations. We measure deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences. During the twelve months ended December 31, 2014, we recorded an income tax benefit of $0.2 million. During the twelve months ended December 31, 2013 and 2012, we recorded income tax provisions of $0.1 million and $0.3 million, respectively, which were primarily attributable to flow-through taxable income on certain investments held by our subsidiaries.

From December 2001 through December 31, 2014, we declared distributions per share of $14.13. We determine the tax attributes of our distributions as of the end of our fiscal year based upon our taxable income for the full year and distributions paid during the full year. Each year, we mail statements on Form 1099-DIV to our stockholders that identify whether we made distributions from ordinary income, net capital gains on the sale of securities, which are each taxable distributions, and/or a return of paid-in-capital surplus, which is a nontaxable distribution. A portion of our distributions may represent a return of capital to our stockholders, to the extent that the total distributions paid in a given year exceed current and accumulated taxable earnings and profits. All or a portion of the distributions that we paid to stockholders during fiscal years 2014, 2013, 2012, 2011, 2008, 2006, 2005, 2004 and 2003 represented a return of capital.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Modernization Act, each RIC will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those subsequent taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. For the tax years ended

December 31, 2014, 2013, 2012 and 2011, we have total net capital losses of $181.1 million which have no expiration and will be carried forward indefinitely to offset future net capital gains. Capital loss carryforwards from tax years 2009 of $54.2 million and 2010 of $5.2 million will expire December 31, 2017 and December 31, 2018, respectively, unless utilized to offset future net capital gains prior to those expiration dates to the extent permitted by federal tax law.

For income tax purposes, we report distributions paid to stockholders as ordinary income, return of capital, capital gains or a combination thereof. For the tax year ended December 31, 2014, 3.9% of our distributions were from ordinary income and 96.1% of our distributions were a return of capital. For the tax year ended December 31, 2013, 75.0% of our distributions were from ordinary income and 25.0% of our distributions were a return of capital. For the tax year ended December 31, 2012, 100% of our distributions were a return of capital. Distributions per common share for the years ended December 31, 2014, 2013 and 2011 were taxable as follows:

	Years ended December 31,
	2014		2013		2012
	$/Share	% of Total	$/Share	% of Total	$/Share	% of Total
Dividends declared during the year	$0.245		$0.500		$0.575
Dividends declared in 2011 but paid in 2012	—		—		0.170

Dividends paid in calendar year	0.245		0.500		0.745
Dividends declared on tax Form 1099-DIV (unaudited)
Ordinary income(a)	$0.010	3.9%	$0.375	75.0%	$—	—%
Return of capital(b)	0.235	96.1	0.125	25.0	0.745	100.0

Total reported on tax Form 1099-DIV	$0.245	100.0%	$0.500	100.0%	$0.745	100.0%

(a)	Ordinary income was reported on Form 1099-DIV as either qualified or non-qualified.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions allocable to 2014 were composed of $0.4 million of ordinary income and $14.8 million of return of capital, distributions allocable to 2013 were composed of $26.0 million of ordinary income and $9.0 million of return of capital and distributions in 2012 were composed of $55.2 million of return of capital. The following table summarizes changes in our cumulative distributions in excess of earnings for federal income tax purposes for the years ended December 31, 2014 and 2013:

(in thousands)	December 31,
	2014	2013
Beginning Balance	$260,476	$251,165

Current year return of capital	14,826	9,029
Current year tax permanent differences	(175)	282

Tax distributions in excess of earnings	$275,127	$260,476

Taxable income differs from net income recognized in accordance with GAAP because of temporary and permanent differences in income and expense recognition.

Taxable income generally excludes unrealized gains and losses from appreciation or depreciation of our investments, which are included in GAAP net income. Further, amounts recognized for financial reporting purposes may differ from amounts included in taxable income due to the accrued dividends on preferred stock, which increases the book basis but not the tax basis of our investments, and non-accrual interest on loans, which increases tax basis but not book basis.

The following table summarizes the cost, as well as the unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2014 and 2013:

(in thousands)	December 31,
	2014	2013
Total investments at fair value (GAAP)	$75,332	$368,873
Gross unrealized appreciation
Unrealized appreciation of fair value of portfolio investments (GAAP)	(1,325)	(5,231)
Book to tax differences	(72,246)	(76,810)

Gross unrealized appreciation (GAAP)	(73,571)	(82,041)

Gross unrealized depreciation
Unrealized depreciation of fair value of portfolio investments (GAAP)	160,634	202,596
Book to tax differences	—	—

Gross unrealized depreciation (GAAP)	160,634	202,596

Net unrealized depreciation (GAAP)	87,063	120,555
Plus: Unrealized depreciation of fair value of other assets and liabilities (GAAP)	—	201

Cost for federal income tax purposes	$162,395	$489,629

The following table reconciles GAAP net (loss) income to taxable income for the years ended December 31, 2014 and 2013:

(in thousands)	Years ended December 31,
	2014	2013
Net (loss) income	$(20,843)	$1,176
Difference between book and tax losses on investments	2,486	(1,894)
Net change in unrealized depreciation on investments not taxable until realized	(38,458)	6,704
Capital losses in excess of capital gains	60,593	23,985
Timing difference related to deductibility of long-term incentive compensation	859	(2,120)
Taxable interest income on non-accrual loans(a)	(7,652)	63
Dividend income accrued for GAAP purposes that is not yet taxable	(547)	(2,554)
Distributions from taxable subsidiaries and portfolio investment companies	747	3,104
Federal tax provision	(188)	125
Other, net	3,453	(2,557)

Taxable income before deductions for distributions	$450	$26,032

(a)	Results for the years ended December 31, 2014 and 2013 reflect the reversal of interest we previously recognized on non-accrual loans of portfolio investments that we monetized. In accordance with the Internal Revenue Code, we are required to recognize as taxable interest income all interest that is owed to us by portfolio companies, including interest on those debt investments that are on non-accrual status for GAAP reporting purposes.

As of December 31, 2014, based on our analysis of our tax position, we concluded that we did not have any uncertain tax positions that met the recognition or measurement criteria of ASC Topic 740, Income Taxes.

NOTE 11—EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted income (loss) per common share for the years ended December 31, 2014, 2013 and 2012:

	Years ended December 31,
(dollars in thousands, except per share amounts)	2014	2013	2012
Numerator for basic and diluted income (loss) per share
Net (loss) income	$(20,843)	$1,176	$4,998
Less: Dividends declared—common and restricted shares	(15,428)	(35,400)	(42,889)

Undistributed earnings	(36,271)	(34,224)	(37,891)
Percentage allocated to common shares(a)	100.0%	98.4%	98.6%

Undistributed earnings—common shares	(36,271)	(33,676)	(37,361)
Add: Dividends declared—common shares	15,428	34,834	42,289

Numerator for common shares outstanding excluding participating shares	(20,843)	1,158	4,928
Numerator for participating unvested shares only	—	18	70

Numerator for basic and diluted income (loss) per share—total	$(20,843)	$1,176	$4,998

Denominator for basic and diluted weighted-average shares outstanding
Common shares outstanding	55,504	70,122	73,793
Participating unvested shares(b)	—	1,110	1,066

Basic and diluted weighted-average common shares outstanding—total(b)	55,504	71,232	74,859

Income (loss) per share—basic and diluted
Excluding participating unvested shares	$(0.38)	$0.02	$0.07
Including participating unvested shares	$(0.38)	$0.02	$0.07

(a) Basic and diluted weighted-average common shares:
Weighted-average common shares outstanding	55,504	70,122	73,793
Weighted-average restricted shares	—	1,110	1,066

Total basic and diluted(b) weighted-average common shares	55,504	71,232	74,859

Percentage allocated to common shares	100.0%	98.4%	98.6%

(b)	For the year ended December 31, 2014, we excluded 537 weighted-average shares of restricted common stock from the calculation of diluted loss per share because the inclusion of these shares would have had an anti-dilutive impact on the calculation of loss per share.

Holders of unvested shares of our issued and outstanding restricted common stock are eligible to receive non-forfeitable dividends. As such, these unvested shares are participating securities requiring the two-class method of computing earnings per share in periods with net income. Pursuant to the two-class method, we report basic and diluted earnings per share both inclusive and exclusive of the participating securities.

NOTE 12—COMMITMENTS AND CONTINGENCIES

LEGAL PROCEEDINGS

We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

FINANCIAL INSTRUMENTS

During the normal course of business, we are party to certain financial instruments, including loans, participations in loans, guarantees, letters of credit and other financial commitments. We conduct extensive due diligence and, when appropriate, obtain collateral to limit our credit risk. Generally, these commitments have fixed expiration dates or other termination clauses, which may require payment of a fee by the counterparty. We expect many of these commitments will not be fully used before they expire; therefore, the total commitment amounts do not necessarily represent future cash requirements.

We do not report the unused portions of these commitments on our Consolidated Balance Sheets. As of December 31, 2014 and 2013, we had $2.0 million and $18.1 million, respectively, of outstanding unused loan commitments. We estimate that as of each of December 31, 2014 and 2013, the fair value of these commitments was less than $0.1 million based on the fees that we currently charge to enter into similar arrangements, taking into account the creditworthiness of the counterparties. As of December 31, 2014 and 2013, we had no outstanding guarantees or standby letters of credit.

LEASE OBLIGATIONS

The lease on our headquarters in Arlington, Virginia has a term from December 2014 through December 2015. The base rent for the lease is $0.7 million per year with a $0.2 million rent credit. The base rent will not increase during the term of the lease. As of December 31, 2014, our obligations for the remaining term of the lease is $0.6 million, all of which will be payable during the next twelve months. During the years ended December 31, 2014, 2013 and 2012, our rent expense totaled $0.4 million, $0.3 million and $2.2 million, respectively.

NOTE 13—SIGNIFICANT SUBSIDIARY

We have determined that for the year ended December 31, 2014, RadioPharmacy Investors, LLC, or RadioPharmacy, is an unconsolidated portfolio company that meets the conditions of a significant subsidiary and therefore, we are presenting summarized financial information of RadioPharmacy as of December 31, 2014. RadioPharmacy, a private company, is a nuclear compounding pharmacy for regional hospitals and imaging centers. During the year ended December 31, 2014, we recognized $2.1 million of total revenue from our investment in RadioPharmacy.

The following table sets forth summarized balance sheet information for RadioPharmacy as of December 31, 2014 and December 31, 2013.

(in thousands)	December 31, 2014	December 31, 2013
	(unaudited)
Assets:
Total current assets	$6,595	$6,573
Total non-current assets	19,311	19,409

Total assets	$25,906	$25,982

Liabilities and Stockholders’ Equity:
Current liabilities	$4,708	$3,351
Long-term liabilities	18,374	20,411
Preferred stock	1	1
Other stockholders’ equity	2,823	2,219

Total liabilities and stockholders’ equity	$25,906	$25,982

The following table sets forth summarized income statement information for RadioPharmacy for the year ended December 31, 2014 and 2013.

	Year ended December 31,
(in thousands)	2014	2013
	(unaudited)
Sales	$26,953	$26,863
Gross margin	$16,125	$15,304
Net income	$605	$156

NOTE 14—FINANCIAL HIGHLIGHTS

Following schedule summarizes financial highlights for the five years ended December 31, 2014:

	Years Ended December 31,
(in thousands, except per share amounts)	2014	2013	2012	2011	2010
PER SHARE DATA
Net asset value at beginning of year(a)	$4.74	$5.18	$5.65	$7.54	$8.06

Net (loss) income(b)
Net operating income before net investment loss, loss on extinguishment of debt and income tax (benefit) provision	0.06	0.42	0.25	0.49	0.54
Net realized (loss) gain on investments	(1.13)	(0.31)	(1.32)	(1.19)	0.15
Net unrealized appreciation (depreciation) on investments	0.69	(0.09)	1.14	(0.51)	(0.88)
Loss on extinguishment of debt before income tax provision	—	—	—	(0.01)	0.04
Income tax (benefit) provision	—	—	—	—	(0.02)

Net (loss) income	(0.38)	0.02	0.07	(1.22)	(0.17)

Net decrease in net assets resulting from distributions
Distributions declared from net operating income	(0.01)	(0.37)	—	(0.28)	(0.37)
Distributions declared in excess of net operating income	(0.24)	(0.13)	(0.58)	(0.38)	—

Net decrease in net assets resulting from distributions	(0.25)	(0.50)	(0.58)	(0.66)	(0.37)

Net (decrease) increase in net assets relating to stock-based transactions
Forfeiture (issuance) of shares of restricted common stock(c)	—	0.01	(0.07)	(0.04)	(0.04)
Repurchase of common stock	0.56	—	0.06	—	—
Net increase in stockholders’ equity from restricted stock amortization	0.03	0.02	0.03	0.03	0.06
Net (decrease) increase in stockholders’ equity from other stock transactions(b)	(0.01)	0.01	0.02	—	—

Net increase (decrease) in net assets relating to share issuances	0.58	0.04	0.04	(0.01)	0.02

Net asset value at end of year(a)	$4.69	$4.74	$5.18	$5.65	$7.54

MARKET PRICE PER SHARE AT END OF YEAR	$3.83	$4.40	$4.60	$3.99	$6.97
TOTAL RETURN(d)	(7.39)%	6.52%	33.96%	(33.72)%	66.67%
SHARES OF COMMON STOCK OUTSTANDING
Weighted-average (diluted)	55,504	71,232	74,859	76,259	75,422
End of year	38,136	70,510	71,721	76,997	76,662
NET ASSETS
Average	$251,571	$364,188	$397,741	$534,240	$611,084
End of year	$178,901	$333,954	$371,728	$434,952	$578,016
RATIO
Operating expenses to average net assets	9.41%	5.65%	10.61%	8.99%	8.02%
Net operating income to average net assets	1.25%	8.21%	4.73%	7.05%	6.64%
General and administrative expense to average net assets	3.98%	1.48%	3.52%	2.63%	1.88%
Return on average equity	(8.29)%	0.32%	1.26%	(17.43)%	(2.14)%

(a)	Based on total number shares outstanding.
(b)	Based on weighted-average number shares outstanding.
(c)	Represents the effects of shares issued during the period and the lapsing of forfeiture provisions on restricted stock on earnings per share.
(d)	Total return = [(ending market price per share – beginning market price per share + dividends paid per share) / beginning market price per share].

NOTE 15—SELECTED QUARTERLY DATA (UNAUDITED)

The following tables summarize key unaudited financial information for the eight quarters ended December 31, 2014. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2014 Quarters				2013 Quarters
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Third	Second	First
INCOME STATEMENT DATA
Revenue	$2,278	$5,664	$9,525	$9,346	$11,179	$13,170	$12,890	$13,246
Net operating (loss) income before net investment gain (loss) and income tax (benefit) provision	(755)	(976)	551	4,323	6,333	7,964	7,556	8,043
Net income (loss)	$2,076	$1,285	$(5,268)	$(18,936)	$(18,439)	$3,289	$8,574	$7,752
Income (loss) per basic and diluted common share	$0.05	$0.03	$(0.09)	$(0.27)	$(0.26)	$0.05	$0.12	$0.11
Weighted-average common shares outstanding—basic and diluted	42,706	49,805	61,221	69,395	69,924	71,218	71,217	71,507

MCG Capital Corporation

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(in thousands)		Year Ended December 31, 2014	As of December 31, 2013 Fair Value			As of December 31, 2014 Fair Value
Portfolio Company	Investment(a)	Amount of Interest or Dividends Credited to Income(d)		Gross Additions(b)	Gross Reductions(c)
Control Investments
GMC Television Broadcasting, LLC(e)	Senior Debt	409	12,252	32	(12,284)	—
	Subordinated Debt	—	—	—	—	—
	Class B Voting Units	—	—	—	—	—
Jet Plastica Investors, LLC	Senior Debt	—	—	—	—	—
RadioPharmacy Investors, LLC	Senior Debt	909	7,640	9,555	(3)	17,192
	Subordinated Debt	1,191	10,841	324	(11,165)	—
	Preferred LLC Interest	—	13,175	1,719	(2,850)	12,044

Total Control Investments		2,509	43,908	11,630	(26,302)	29,236

Affiliate Investments
C7 Data Centers, Inc.(f)	Senior Debt	1,660	17,092	80	(17,172)	—
	Series B Preferred Units	—	3,482	—	(3,482)	—
Education Management, Inc.	Senior Debt	—	19,617	485	(20,102)	—
	Series C Preferred Debt	—	174	—	(174)	—
IDOC, LLC	Senior Debt	1,155	14,762	46	(14,808)	—
	Limited Partner Interests	—	1,665	—	(1,665)	—

Total Affiliate Investments		$2,815	$56,792	$611	$(57,403)	$—

This schedule should be read in conjunction with our Consolidated Financial Statements, including our Consolidated Schedule of Investments and Notes 3 and 4 to the Consolidated Financial Statements.

(a)	Common stock, warrants, options and, in some cases, preferred stock generally are non-income producing and restricted. The principal amount of the debt and the number of shares of common stock and preferred stock are shown in the Consolidated Schedule of Investments as of December 31, 2014.

(b)	Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, amortization of discounts and fees, and exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(c)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(d)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment (more than 25% owned) or an affiliate investment (5% to 25% owned), respectively. All dividend income is non-cash unless otherwise noted.

(e)	In October 2014, we sold our equity investment in HITV Operating Co., Inc. a subsidiary of GMC Television Broadcasting, LLC. With the completion of this transaction, GMC Television Broadcasting, LLC became a non-affiliate. The transfers of our senior debt investment from control to non-affiliate are included in gross reductions.

(f)	In September 2014, we sold our equity investment in C7 Data Centers, Inc. With the completion of this transaction, C7 Data Centers, Inc. became a non-affiliate. The transfers of our senior debt investment from affiliate to non-affiliate are included in gross reductions.

**	Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are neither consolidated nor accounted for under the equity method of accounting.

Review Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

MCG Capital Corporation

We have reviewed the accompanying consolidated balance sheet of MCG Capital Corporation, including the consolidated schedule of investments, as of March 31, 2015, the related consolidated statements of operations, changes in net assets, cash flows and financial highlights for the three-month periods ended March 31, 2015 and 2014. These financial statements are the responsibility of MCG Capital Corporation’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of MCG Capital Corporation as of December 31, 2014, including the consolidated schedule of investments, and the related consolidated statements of operations, changes in net assets, cash flows, and financial highlights for the year then ended (not presented herein), and we expressed an unqualified audit opinion on those consolidated financial statements in our report dated March 2, 2015. In our opinion, the accompanying consolidated balance sheet as of December 31, 2014, including the consolidated schedule of investments, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/ ERNST & YOUNG LLP

McLean, Virginia

April 29, 2015

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)	March 31, 2015	December 31, 2014
	(unaudited)
Assets
Cash and cash equivalents	$115,863	$105,826
Cash, restricted	150	1,408
Investments at fair value
Non-affiliate investments (cost of $208,129 and $204,084, respectively)	50,134	46,096
Control investments (cost of $0 and $30,556, respectively)	—	29,236

Total investments (cost of $208,129 and $234,640, respectively)	50,134	75,332
Receivable for investment sold	13,095	—
Interest receivable	658	396
Other assets	1,018	835

Total assets	$180,918	$183,797

Liabilities	$4,780	$4,896
Commitments and contingencies (Note 10)
Stockholders’ equity
Preferred stock, par value $0.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $0.01, authorized 200,000 shares on March 31, 2015 and December 31, 2014, 37,074 issued and outstanding on March 31, 2015 and 38,136 issued and outstanding on December 31, 2014	371	381
Paid-in capital	858,421	862,472
Distributions in excess of earnings	(524,658)	(524,644)
Net unrealized depreciation on investments	(157,996)	(159,308)

Total stockholders’ equity	176,138	178,901

Total liabilities and stockholders’ equity	$180,918	$183,797

Net asset value per common share at end of period	$4.75	$4.69

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

MCG Capital Corporation

Consolidated Statements of Operations

(unaudited)

	Three months ended March 31
(in thousands, except per share amounts)	2015	2014
Revenue
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$1,311	$7,738
Affiliate investments (5% to 25% owned)	—	813
Control investments (more than 25% owned)	409	704

Total interest and dividend income	1,720	9,255

Advisory fees and other income
Non-affiliate investments (less than 5% owned)	234	78
Control investments (more than 25% owned)	—	13

Total advisory fees and other income	234	91

Total revenue	1,954	9,346

Operating expense
Interest expense	—	1,990
Employee compensation
Salaries and benefits	1,307	1,088
Amortization of employee restricted stock awards	104	306

Total employee compensation	1,411	1,394
General and administrative expense	830	1,639

Total operating expense	2,241	5,023

Net operating (loss) income before net investment gain (loss) and income tax (benefit) provision	(287)	4,323

Net realized gain (loss) on investments
Non-affiliate investments (less than 5% owned)	235	(4,488)
Control investments (more than 25% owned)	36	—

Total net realized gain (loss) on investments	271	(4,488)

Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	(7)	3,247
Affiliate investments (5% to 25% owned)	—	(15,510)
Control investments (more than 25% owned)	1,320	(6,387)
Other fair value adjustments	—	(117)

Total net unrealized appreciation (depreciation) on investments	1,313	(18,767)

Net investment gain (loss) before income tax provision	1,584	(23,255)
Income tax (benefit) provision	(2)	4

Net income (loss)	$1,299	$(18,936)

Income (loss) per basic and diluted common share	$0.03	$(0.27)
Cash distributions declared per common share	$—	$0.125
Weighted-average common shares outstanding—basic and diluted	37,347	69,395

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets

(unaudited)

	Three months ended March 31
(in thousands, except per share amounts)	2015	2014
Increase (decrease) in net assets from operations
Net operating (loss) income before net investment gain (loss) and income tax benefit (provision)	$(287)	$4,323
Net realized gain (loss) on investments	271	(4,488)
Net unrealized appreciation (depreciation) on investments	1,313	(18,767)
Income tax benefit (provision)	2	(4)

Net income (loss)	1,299	(18,936)

Distributions to stockholders
Distributions declared from net operating income	—	(5,175)
Distributions declared in excess of net operating income	—	(3,514)

Net decrease in net assets resulting from stockholder distributions	—	(8,689)

Capital share transactions
Repurchase of common stock	(4,175)	(10,589)
Amortization of restricted stock awards
Employee awards accounted for as employee compensation	104	306
Non-employee director awards accounted for as general and administrative expense	12	17
Common stock withheld to pay taxes applicable to the vesting of restricted stock	(3)	(16)

Net decrease in net assets resulting from capital share transactions	(4,062)	(10,282)

Total decrease in net assets	(2,763)	(37,907)
Net assets
Beginning of period	178,901	333,954

End of period	$176,138	$296,047

Net asset value per common share at end of period	$4.75	$4.37
Common shares outstanding at end of period	37,074	67,745

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

MCG Capital Corporation

Consolidated Statements of Cash Flows

(unaudited)

	Three months ended March 31
(in thousands)	2015	2014
Cash flows from operating activities
Net income (loss)	$1,299	$(18,936)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Investments in portfolio companies	(515)	(5,193)
Principal collections related to investment repayments or sales	20,735	24,183
Decrease (increase) in interest receivable, accrued payment-in-kind interest and dividends	6,301	(360)
Increase in receivable for investment sold	(13,095)	—
Amortization of restricted stock awards
Employee	104	306
Non-employee director	12	17
Decrease in cash—securitization accounts from interest collections	—	1,399
Decrease (increase) in restricted cash—escrow accounts	1,125	(1,124)
Depreciation and amortization	8	294
(Increase) decrease in other assets	(192)	2
Decrease in other liabilities	(116)	(2,353)
Realized (gain) loss on investments	(271)	4,488
Net unrealized (appreciation) depreciation on investments	(1,313)	18,767

Net cash provided by operating activities	14,082	21,490

Cash flows from financing activities
Repurchase of common stock	(4,175)	(10,589)
Payments on borrowings	—	(25,172)
Decrease in cash in restricted and securitization accounts
Securitization accounts for repayment of principal on debt	—	12,479
Restricted cash	133	2,250
Distributions paid	—	(8,689)
Common stock withheld to pay taxes applicable to the vesting of restricted stock	(3)	(16)

Net cash used in financing activities	(4,045)	(29,737)

Net increase (decrease) in cash and cash equivalents	10,037	(8,247)
Cash and cash equivalents
Beginning balance	105,826	91,598

Ending balance	$115,863	$83,351

Supplemental disclosure of cash flow information
Interest paid	$—	$3,452
Income taxes paid	76	—
Paid-in-kind interest accrued	79	1,645
Paid-in-kind interest collected	242	2,060
Dividend income collected	6,401	183

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

MCG Capital Corporation

Consolidated Schedule of Investments

March 31, 2015

(dollars in thousands)

			Interest Rate(4)					Fair Value
Portfolio Company	Industry	Investment	Current	PIK	Total	Principal	Cost
Non-Affiliate Investments (less than 5% owned):
Broadview Networks Holdings, Inc.(5)	Communications	Common Stock (132,779 shares)(3)					$159,579	$235
		Series A-1 Warrant to purchase Common Stock (expire 11/20)(3)					—	—
		Series A-2 Warrant to purchase Common Stock (expire 11/20)(3)					—	—
C7 Data Centers, Inc.	Business Services	Senior Debt (Due 9/19)	9.5%	—	9.5%	$14,341	14,182	14,182
GMC Television Broadcasting, LLC(1)	Broadcasting	Senior Debt (Due 12/16)	4.3%	—	4.3%	10,203	7,877	9,226
Pharmalogic Holdings Corp.(6)	Healthcare	Senior Debt (Due 12/17)	8.5%	—	8.5%	17,500	17,500	17,500
South Bay Mental Health Center, Inc.	Healthcare	Subordinated Debt (Due 10/17)	12.0%	2.5%	14.5%	9,088	8,991	8,991

Total Investments							$208,129	$50,134

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2014

(dollars in thousands)

			Interest Rate(4)					Fair Value
Portfolio Company	Industry	Investment	Current	PIK	Total	Principal	Cost
Control Investments(2):
RadioPharmacy Investors, LLC(1)	Healthcare	Senior Debt (Due 12/16)	9.5%	—	9.5%	$17,195	$17,192	$17,192
		Preferred LLC Interest (19.7%, 70,000 units)(3)					13,364	12,044

Total control investments (represents 38.8% of total investments at fair value)							30,556	29,236

Non-Affiliate Investments (less than 5% owned):
Broadview Networks Holdings, Inc.(5)	Communications	Common Stock (132,779 shares)(3)					159,579	266
		Series A-1 Warrant to purchase Common Stock (expire 11/20)(3)					—	—
		Series A-2 Warrant to purchase Common Stock (expire 11/20)(3)					—	—
C7 Data Centers, Inc.	Business Services	Senior Debt (Due 9/19)	9.5%	—	9.5%	14,341	14,172	14,172
GMC Television Broadcasting, LLC(1)	Broadcasting	Senior Debt (Due 12/16)	4.3%	—	4.3%	10,203	7,873	9,198
Industrial Safety Technologies, LLC	Manufacturing	Subordinated Debt (Due 6/19)	9.5%	2.0%	11.5%	7,219	7,130	7,130
Intrafusion Holding Corp.	Healthcare	Subordinated Debt (Due 6/18)	13.6%	—	13.6%	6,500	6,404	6,404
South Bay Mental Health Center, Inc.	Healthcare	Subordinated Debt (Due 10/17)	12.0%	2.5%	14.5%	9,031	8,926	8,926

Total non-affiliate investments (represents 61.2% of total investments at fair value)							204,084	46,096

Total Investments							$234,640	$75,332

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

(1)	Includes securities issued by one or more of the portfolio company’s affiliates.
(2)	Control investments represent companies in which we own more than 25% of the portfolio company’s voting securities.
(3)	Equity security is non-income producing at period-end.
(4)	Interest rates represent the weighted-average annual stated interest rate on debt securities, presented by nature of indebtedness for a single issuer. PIK interest represents contractually deferred interest that is generally added to the principal balance of the debt security and compounded if contractually required and not paid on a current basis. PIK may be prepaid by either contract or the portfolio company’s choice, but generally is paid at the end of the loan term. Rates on preferred stock and preferred LLC interests, where applicable, represent the contractual rate.
(5)	Broadview Networks Holdings, Inc.’s financial statements are currently publicly available and may be accessed on-line using either the company’s website (www.broadviewnet.com) or using the EDGAR System available on the SEC’s website (www.sec.gov). In April 2015, we entered in to an agreement to sell our equity investments in Broadview Networks Holdings, Inc. The sale was completed in May 2015.
(6)	In connection with the sale of RadioPharmacy, we amended and restated our existing senior secured debt and provided first lien financing consisting of a $17.5 million term loan and a $1.0 million revolver at an interest rate of 8.5% due in December 2017.

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements

MCG Capital Corporation

Notes to the Condensed Consolidated Financial Statements (Unaudited)

NOTE 1—DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

These Condensed Consolidated Financial Statements present the results of operations, financial position and cash flows of MCG Capital Corporation and its consolidated subsidiaries. The terms “we,” “our,” “us” and “MCG” refer to MCG Capital Corporation and its consolidated subsidiaries.

On April 28, 2015, we entered into an agreement and plan of merger with PennantPark Floating Rate Capital Ltd., or PennantPark, two of its wholly-owned subsidiaries and, solely for limited purposes, its investment advisor, pursuant to which PennantPark Floating Rate Capital Ltd. will acquire all outstanding shares of MCG in a stock and cash transaction. The closing of the transaction is expected to occur in the third quarter of 2015. See Note 13—Subsequent Events for further information about the pending transaction.

We are a solutions-focused commercial finance company that provides capital and advisory services to lower middle-market companies throughout the United States. We are an internally managed, non-diversified, closed-end investment company that elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our organization includes the following categories of subsidiaries:

Taxable Subsidiaries—We currently qualify as a regulated investment company, or RIC, for federal income tax purposes and, therefore, are not required to pay corporate income taxes on any income or gains that we distribute to our stockholders. We have certain wholly owned taxable subsidiaries, or Taxable Subsidiaries, each of which has held one or more portfolio investments previously listed on our Consolidated Schedules of Investments. The purpose of these Taxable Subsidiaries was to permit us to hold portfolio companies organized as limited liability companies, or LLCs, or other forms of pass-through entities and still satisfy the RIC tax requirement that at least 90% of our gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a portion of the gross income of any LLC or other pass-through entity portfolio investment would flow through directly to us, and be included in the calculation of the 90% test. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant federal income taxes. The income of the LLCs or other pass-through entities owned by Taxable Subsidiaries is taxed to the Taxable Subsidiaries and does not flow through to us, thereby helping us preserve our RIC status and resultant tax advantages. We do not consolidate the Taxable Subsidiaries for income tax purposes and they may generate income tax expense because of the Taxable Subsidiaries’ ownership of the portfolio companies. We reflect any such income tax expense on our Consolidated Statements of Operations.

Small Business Investment Subsidiary—We own Solutions Capital I, L.P., or Solutions Capital, a wholly owned subsidiary that, until September 19, 2014, had been licensed by the United States Small Business Administration, or SBA, and operated as a small business investment company, or SBIC, under the Small Business Investment Act of 1958, as amended, or SBIC Act. In connection with the formation of Solutions Capital, MCG also established another wholly owned subsidiary, Solutions Capital G.P., LLC, to act as the general partner of Solutions Capital, while MCG is the sole limited partner.

Wholly Owned Special-Purpose Financing Subsidiary—This subsidiary was a bankruptcy remote, special-purpose entity to which we transferred certain loans. The financing subsidiary, in turn, transferred the loans to a Delaware statutory trust. For accounting purposes, the transfers of the loans to the Delaware statutory trust were structured as an on-balance sheet securitization.

The accompanying financial statements reflect the consolidated accounts of MCG and the following subsidiaries: Solutions Capital; Solutions Capital G.P., LLC; and MCG’s former special-purpose financing subsidiary, MCG Finance VII, LLC.

Basis of Presentation and Use of Estimates

These unaudited financial statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. We believe we have made all necessary adjustments so that the financial statements are presented fairly and that all such adjustments are of a normal recurring nature. We eliminated all significant intercompany balances. In accordance with Article 6 of Regulation S-X of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, we do not consolidate portfolio company investments, including those in which we have a controlling interest. Further, in connection with the preparation of these Condensed Consolidated Financial Statements, we have evaluated subsequent events that occurred after the balance sheet date as of March 31, 2015 through the date these financial statements were issued.

Preparing financial statements requires us to make estimates and assumptions that affect the amounts reported on our Condensed Consolidated Financial Statements and accompanying notes. Although we believe the estimates and assumptions used in preparing these Condensed Consolidated Financial Statements and related notes are reasonable, actual results could differ materially.

Interim results are not necessarily indicative of results for a full year. You should read these Condensed Consolidated Financial Statements in conjunction with the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Recent Accounting Pronouncement

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09. This update supersedes the revenue recognition requirements in Accounting Standards Update No. 2011-230: Revenue Recognition (Topic 605), and most industry-specific guidance throughout the industry topics of the codification. The core principal of the update is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to exchange for those goods or services. In applying the revenue model to contracts within its scope, an entity should identify the contract(s) with a customer, identify the performance obligations in the contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract, and recognize revenue when (or as) the entity satisfies a performance obligation. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. We are currently evaluating the potential impact the adoption of this update will have on our consolidated financial statements.

NOTE 2—INVESTMENT PORTFOLIO

The following table summarizes the composition of our investment portfolio at cost and fair value:

	COST BASIS				FAIR VALUE BASIS
	March 31, 2015		December 31, 2014		March 31, 2015		December 31, 2014
(dollars in thousands)	Investments at Cost	% of Total Portfolio	Investments at Cost	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio	Investments at Fair Value	% of Total Portfolio
Debt Investments
Senior secured debt	$39,559	19.0%	$39,237	16.7%	$40,908	81.6%	$40,562	53.8%
Subordinated secured debt	8,991	4.3	22,460	9.6	8,991	17.9	22,460	29.8

Total debt investments	48,550	23.3	61,697	26.3	49,899	99.5	63,022	83.6

Equity investments
Preferred	—	—	13,364	5.7	—	—	12,044	16.0
Common/common equivalents	159,579	76.7	159,579	68.0	235	0.5	266	0.4

Total equity investments	159,579	76.7	172,943	73.7	235	0.5	12,310	16.4

Total investments	$208,129	100.0%	$234,640	100.0%	$50,134	100.0%	$75,332	100.0%

Our debt instruments bear contractual interest rates ranging from 4.3% to 14.5%, a portion of which may be in the form of paid-in-kind interest, or PIK. As of March 31, 2015, approximately 82.0% of the fair value of our loan portfolio had variable interest rates, based on a London Interbank Offer Rate, or LIBOR, benchmark or the prime rate, and 18.0% of the fair value of our loan portfolio had fixed interest rates. As of March 31, 2015, approximately 62.9% of our loan portfolio, at fair value, had LIBOR floors of 2.0% on a LIBOR-based index or prime floors between 2.0% and 3.3%. At origination, our loans generally have four- to six-year stated maturities. Borrowers typically pay an origination fee based on a percent of the total commitment and a fee on undrawn commitments.

When one of our loans becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and generally will cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. If the fair value of a loan is below cost, we may cease recognizing PIK interest and/or the accretion of a discount on the debt investment until such time that the fair value equals or exceeds cost.

As of each of March 31, 2015 and December 31, 2014, our portfolio contained no loans that were more than 90 days past due or on non-accrual status.

The following table summarizes our investment portfolio by industry at fair value:

	March 31, 2015		December 31, 2014
(dollars in thousands)	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
Healthcare	$26,491	52.8%	$44,566	59.2%
Business services	14,182	28.3	14,172	18.8
Broadcasting	9,226	18.4	9,198	12.2
Other(a)	235	0.5	7,396	9.8

Total	$50,134	100.0%	$75,332	100.0%

(a)	No individual industry within this category exceeds 1%.

We provide financial support to our portfolio companies for investment purposes in the form of originations or draws and advances. Originations represent financial support for which we have not been previously contractually required to provide and draws and advances represent financial support for which we have been previously contractually required to provide. During the three months ended March 31, 2015, we made advances to our portfolio companies of $0.4 million and no originations.

As of March 31, 2015, we have commitments to invest an additional $1.0 million to our portfolio companies. See Note 10—Commitments and Contingencies.

Receivable for investment sold

On March 31, 2015, pursuant to a definitive agreement dated as of January 17, 2015, we completed the sale through a merger of 100% of our equity interest in RadioPharmacy Investors, LLC’s subsidiary, Pharmalogic Holdings Corp., to a private equity buyer. On March 31, 2015, the proceeds from the sale in the amount of $13.1 million were wired to a third party acting as the buyer’s funding agent. Due to a delay in the receipt of the proceeds, the funding agent was unable to disburse the proceeds to us before the close of business on March 31, 2015. We received the proceeds in full on April 1, 2015. As of March 31, 2015, we have recorded the sale of our equity investment and a receivable for the proceeds on our Consolidated Balance Sheet.

NOTE 3—FAIR VALUE MEASUREMENT

We account for our investments in portfolio companies under Accounting Standard Codification Topic 820—Fair Value Measurements and Disclosures, or ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs.

Fair Value Hierarchy

ASC 820 establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

ASC 820 Fair Value Hierarchy	Inputs to Fair Value Methodology
Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Quoted prices for similar assets or liabilities; quoted markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the financial instrument; inputs other than quoted prices that are observable for the asset or liability; or inputs that are derived principally from, or corroborated by, observable market information

Level 3	Pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption is unobservable or when the estimation of fair value requires significant management judgment

We categorize a financial instrument in the fair value hierarchy based on the lowest level of input that is significant to its fair value measurement. In the event that transfers between these levels were to occur in the future, we would recognize those transfers as of the ending balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period.

Assets Measured at Fair Value on a Recurring Basis

The following table presents the assets that we report at fair value on our Consolidated Balance Sheets by fair value hierarchy:

	March 31, 2015
(in thousands)	Internal Models with Significant		Total Fair Value Reported in Consolidated Balance Sheet
	Observable Market Parameters (Level 2)	Unobservable Market Parameters (Level 3)
Non-affiliate investments
Senior secured debt	$—	$40,908	$40,908
Subordinated secured debt	—	8,991	8,991
Common/common equivalents	235	—	235

Total assets at fair value	$235	$49,899	$50,134

As of March 31, 2015, we had no investments that had quoted market prices in active markets that we would categorize as Level 1 investments under ASC 820. Cash and cash equivalents are carried at cost which approximates fair value and are Level 1 assets. Interest receivable is carried at cost which approximates fair value.

Valuation Methodologies and Procedures

As required by the 1940 Act, we classify our investments by level of control. Control investments include both majority-owned control investments and non-majority owned control investments. A majority-owned control investment represents a security in which we own more than 50% of the voting interest of the portfolio company and generally control its board of directors. A non-majority owned control investment represents a security in which we own 25% to 50% of the portfolio company’s voting equity. As of each of March 31, 2015 and December 31, 2014, our portfolio contained no non-majority control investments. Non-control investments represent both affiliate and non-affiliate securities for which we do not have a controlling interest. Affiliate investments represent securities in which we own 5% to 25% of the portfolio company’s equity. Non-affiliate investments represent securities in which we own less than 5% of the portfolio company’s equity.

•	Majority-Owned Control Investments—As of March 31, 2015, we had no majority-owned control investments. Market quotations are not readily available for these investments; therefore, we use a combination of market and income approaches to determine their fair value. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited cases, book value. Generally, we apply multiples that we observe for other comparable companies to relevant financial data for the portfolio company in question. Also, in a limited number of cases, we use income approaches to determine fair value, based on our projections of the discounted future free cash flows that the portfolio company will likely generate, as well as industry derived capital costs. Our valuation approaches for majority-owned investments estimate the value upon a hypothetical sale or exit and then allocates such value to the investment’s securities in order of their relative liquidation preference. In addition, we assume that any outstanding debt or other securities that are senior to our securities are required to be repaid at par. These valuation approaches consider the value of our ability to control the portfolio company’s capital structure and the timing of a potential exit.

•

Non-Control Investments—As of March 31, 2015, our entire investment portfolio is comprised of non-control investments. Quoted prices are not available for 99.5% of our non-control investments as of March 31, 2015. For our non-control equity investments, we use the same market and income approaches used to value our control investments. For non-control debt investments for which no quoted prices are available, we estimate fair value using a market-yield approach based on the expected future cash flows discounted at the loans’ effective interest rates, based on our estimate of current market rates. We may adjust discounted cash flow calculations to reflect other market conditions or the perceived credit risk of the borrower. In the event the fair value of a non-control debt investment, as determined by the same market or income approach used to value our control investments, is below our cost, we estimate the fair value using the market or income approach.

•	Thinly Traded and Over-the-Counter Securities—Generally, we value securities that are traded in the over-the-counter market or on a stock exchange at the average of the prevailing bid and ask prices on the date of the relevant period end. However, we may apply a discount to the market value of restricted or thinly-traded public securities to reflect the impact that these restrictions have on the value of these securities. We review factors, including the trading volume, total securities outstanding and our percentage ownership of securities to determine whether the trading levels are active (Level 1) or inactive (Level 2). As of March 31, 2015, these securities represented 0.5% of our investment portfolio. We utilize independent pricing services to arrive at certain of our fair value estimates. To corroborate “bid/ask” quotes from independent pricing services we perform a market-yield approach to validate prices obtained or obtain other evidence.

Our valuation analyses incorporate the impact that key events could have on the securities’ values, including public and private mergers and acquisitions, purchase transactions, public offerings, letters of intent and subsequent debt or equity sales. Our valuation analyses also include key external data, such as market changes and industry valuation benchmarks. Our general practice is to obtain an independent valuation or review of valuation at least once per year for each portfolio investment that had a fair value in excess of $5.0 million, unless the fair value has otherwise been derived through a sale of some or all of our investment in the portfolio company or is a new investment made within the last twelve months. In total, as of March 31, 2015, we either obtained a valuation or review from an independent firm, considered new investments made, pending sales of the investments or used market quotes in the preceding twelve-month period to calculate 100.0% of our investment portfolio, calculated on a fair value basis.

The majority of the valuations performed by the independent valuation firms utilize proprietary models and inputs. We have used, and intend to continue to use, independent valuation firms to provide additional support for our internal analyses.

Our board of directors sets our valuation policies and procedures and determines the fair value of our investments. The investment and valuation committee of our board of directors meets at least quarterly with our executive management to review management’s recommendations of fair value of our investments. Our board of directors considers our valuations, as well as the independent valuations and reviews, in its determination of the fair value of our investments.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and such differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations currently assigned.

Changes in Level 3 Fair Value Measurements

We classify securities in the Level 3 valuation hierarchy based on the significance of the unobservable factors to the overall fair value measurement. Our fair value approach for Level 3 securities primarily uses unobservable inputs, but may also include observable, actively quoted components derived from external sources. Accordingly, the gains and losses in the table below include fair value changes due, in part, to observable factors. Additionally, we transfer investments in and out of Level 1, 2 and 3 securities as of the ending balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three months ended March 31, 2015, there were no transfers in or out of

Level 1, 2 or 3. During the three months ended March 31, 2014, our investment in Broadview Networks Holdings, Inc. was transferred from level 3 to level 2, because its common stock began trading in an inactive market.

The following table provides a reconciliation of fair value changes during the three months ended March 31, 2015 for all investments for which we determine fair value using unobservable (Level 3) factors:

(in thousands)	Fair value measurements using unobservable inputs (Level 3)
	Non-affiliate Investments	Control Investments	Total
Fair value as of December 31, 2014
Senior secured debt	$23,370	$17,192	$40,562
Subordinated secured debt	22,460	—	22,460
Preferred equity	—	12,044	12,044

Total fair value as of December 31, 2014	45,830	29,236	75,066

Realized/unrealized gain (loss)
Senior secured debt	158	—	158
Subordinated secured debt	100	—	100
Preferred equity	—	1,357	1,357

Total realized/unrealized gain	258	1,357	1,615

Issuances
Senior secured debt	17,515	(17,192)	323
Subordinated secured debt	272	—	272

Total issuances	17,787	(17,192)	595

Settlements
Senior secured debt	(135)	—	(135)
Subordinated secured debt	(13,841)	—	(13,841)

Total settlements	(13,976)	—	(13,976)

Sales
Preferred equity	—	(13,401)	(13,401)

Total sales	—	(13,401)	(13,401)

Fair value as of March 31, 2015
Senior secured debt	40,908	—	40,908
Subordinated secured debt	8,991	—	8,991
Preferred equity	—	—	—

Total fair value as of March 31, 2015	$49,899	$—	$49,899

There were no purchases of level 3 investments during the three months ended March 31, 2015.

The following table provides a reconciliation of fair value changes during the three-month period ended March 31, 2014 for all investments for which we determine fair value using unobservable (Level 3) factors:

(in thousands)	Fair value measurements using unobservable inputs (Level 3)
	Non-affiliate Investments	Affiliate Investments	Control Investments	Total
Fair value as of December 31, 2013
Senior secured debt	$105,674	$51,471	$19,892	$177,037
Subordinated secured debt	97,497	—	10,841	108,338
Unsecured subordinated debt	42,452	—	—	42,452
Preferred equity	8,261	3,656	13,175	25,092
Common/common equivalents equity	2,504	1,665	—	4,169

Total fair value as of December 31, 2013	256,388	56,792	43,908	357,088

Realized/unrealized gain (loss)
Senior secured debt	106	(14,976)	(49)	(14,919)
Subordinated secured debt	(33)	—	—	(33)
Preferred equity	(1,241)	(381)	(6,339)	(7,961)
Common/common equivalents equity	(233)	(152)	—	(385)

Total realized/unrealized gain (loss)	(1,401)	(15,509)	(6,388)	(23,298)

Issuances
Senior secured debt	4,502	520	10	5,032
Subordinated secured debt	1,302	—	81	1,383
Unsecured subordinated debt	309	—	—	309
Preferred equity	120	—	—	120

Total issuances	6,233	520	91	6,844

Settlements
Senior secured debt	(2,086)	(246)	(2)	(2,334)
Subordinated secured debt	(19,561)	—	—	(19,561)
Preferred equity	(64)	—	—	(64)

Total settlements	(21,711)	(246)	(2)	(21,959)

Sales
Preferred equity	(4,196)	—	—	(4,196)

Total sales	(4,196)	—	—	(4,196)

Fair value as of March 31, 2014
Senior secured debt	108,196	36,769	19,851	164,816
Subordinated secured debt	79,205	—	10,922	90,127
Unsecured subordinated debt	42,761	—	—	42,761
Preferred equity	2,880	3,275	6,836	12,991
Common/common equivalents equity	2,271	1,513	—	3,784

Total fair value as of March 31, 2014	$235,313	$41,557	$37,609	$314,479

There were no purchases of level 3 investments during the three months ended March 31, 2014.

Unrealized (Depreciation) Appreciation of Level 3 Investments

The following table summarizes the unrealized appreciation (depreciation) that we recognized on those investments for which we determined fair value using unobservable inputs (Level 3) for the three months ended March 31, 2015 and 2014:

	Three months ended March 31, 2015				Three months ended March 31, 2014
(in thousands)	Non-affiliate Investments	Affiliate Investments	Control Investments	Total	Non-affiliate Investments	Affiliate Investments	Control Investments	Total
Change in unrealized appreciation (depreciation)
Senior secured debt	$23	$—	$—	$23	$106	$(14,976)	$(49)	$(14,919)
Subordinated secured debt	—	—	—	—	(33)	—	—	(33)
Preferred equity	—	—	1,320	1,320	2,719	(381)	(6,339)	(4,001)
Common/common equivalents equity	—	—	—	—	297	(152)	—	145

Total change in unrealized appreciation (depreciation) on Level 3 investments	$23	$—	$1,320	$1,343	$3,089	$(15,509)	$(6,388)	$(18,808)

Significant Unobservable Inputs

Our investment portfolio is not composed of homogeneous debt and equity securities that can be valued with a small number of inputs. Instead, the majority of our investment portfolio is composed of complex debt and equity securities with distinct contract terms and conditions. As such, our valuation of each investment in our portfolio is unique and complex, often factoring in numerous different inputs, including the historical and forecasted financial and operational performance of the portfolio company, projected cash flows, market multiples, comparable market transactions, the priority of our securities compared with those of other investors, credit risk, interest rates, independent valuations and reviews and other inputs too numerous to list quantitatively herein.

The following table summarizes the significant unobservable inputs in the fair value measurements of our level 3 investments by category of investment and valuation technique as of March 31, 2015:

($ in thousands)	Fair Value	Valuation Techniques	Unobservable Inputs	Range		Weighted Average
				Minimum	Maximum
Senior debt	$40,908	Discounted Cash Flow	Market Interest Rate	6.5%	7.8%	7.1%
		Pending Transactions	Pending Transactions	N/A	N/A	N/A
Subordinated debt	8,991	Discounted Cash Flow	Market Interest Rate	14.5%	14.5%	14.5%

	$49,899

NOTE 4—CONCENTRATIONS OF INVESTMENT RISK

During the three months ended March 31, 2015, we had concentrations in certain industries, including the healthcare, business services and broadcasting industries. The following table summarizes our fair value and revenue concentrations in each of those industries:

	Investments at fair value				Revenue for the three months ended
	March 31, 2015		December 31, 2014		March 31, 2015		March 31, 2014
(dollars in thousands)	Amount	% of Total Portfolio	Amount	% of Total Portfolio	Amount	% of Total Revenue	Amount	% of Total Revenue
Industry
Healthcare	$26,491	52.8%	$44,566	59.2%	$1,101	56.3%	$2,131	22.8%
Business services	14,182	28.3	14,173	18.8	350	17.9	1,715	18.4
Broadcasting	9,226	18.4	9,198	12.2	126	6.4	164	1.8

Total	$49,899	99.5	$67,937	90.2	$1,577	80.6	$4,010	43.0

NOTE 5—BORROWINGS

As of March 31, 2015 and December 31, 2014, we had no outstanding borrowings or borrowing facilities.

As a BDC, we are not permitted to incur indebtedness or issue senior securities, including preferred stock, unless immediately after such borrowing we have an asset coverage for total borrowings (which excluded our SBIC debentures) of at least 200%. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage ratio of at least 200% after deducting the amount of such dividend, distribution or purchase price. During the three months ended March 31, 2014, we had the following borrowing facilities:

SBIC Debentures

As of December 31, 2013, Solutions Capital had borrowed $150.0 million from the SBA. In September 2014, we prepaid in full the $150 million of SBIC debentures owed to the SBA by Solutions Capital, using excess restricted cash. After repayment, Solutions Capital surrendered its SBIC license to the SBA’s Office of SBIC Operations. We were permitted to use these funds to provide debt and equity capital to qualifying small businesses. However, we were not permitted to use these funds to provide working capital to MCG, Solutions Capital’s parent company.

Bank of America Unsecured Revolver

In November 2012, we obtained an unsecured revolving credit facility with Bank of America, N.A. in the principal amount of $20.0 million. On April 21, 2014, we terminated our undrawn unsecured revolving credit facility with Bank of America, N.A.

MCG Commercial Loan Trust 2006-1

As of December 31, 2013, we had $25.2 million of securitized Class D Notes outstanding under the MCG Commercial Loan Trust 2006-1, or 2006-1 Trust, which was secured by $76.3 million of loans and equity investments and $13.9 million of cash. We retained all of the equity in the securitization. In November 2013, we directed the trustee to redeem the remaining notes on the next quarterly payment date and, on January 21, 2014, we repaid the Class D Notes in full and the loan and equity investments held by the 2006-1 Trust were transferred back to MCG, the parent.

NOTE 6—CAPITAL STOCK

We have one class of common stock and one class of preferred stock authorized. Our board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, establish the number of shares to be included in each such series and establish the designations, voting powers, preferences and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof, subject to the 1940 Act.

Stock Repurchases

The following table summarizes our stock repurchases under our stock repurchase programs for the three months ended March 31, 2015.

Three months ended March 31, 2015
Dollar amount repurchased (in thousands)	$4,175
Shares repurchased	1,061,075
Average price per share	$3.93
Discount to quarterly weighted average net asset value per share	16.1%

On January 17, 2012, our board of directors authorized a stock repurchase program of up to $35.0 million, which was terminated after we effected repurchases totaling approximately $29.4 million. On October 25, 2013, our board of directors authorized a second stock repurchase program of up to $25.0 million. On February 28, 2014, our board of directors increased the second stock repurchase program to $35.0 million. On April 25, 2014, our board of directors terminated the second stock repurchase program effective as of May 2, 2014 and authorized a third stock repurchase program of up to $50.0 million effective as of May 5, 2014. On August 5, 2014, our board of directors terminated the third stock repurchase program and authorized a fourth stock repurchase program of up to $50.0 million effective as of August 12, 2014. On October 17, 2014, our board of directors suspended the fourth stock repurchase program. On December 18, 2014, the fourth stock repurchase program, which had been suspended during our modified “Dutch Auction” tender offer, was reinstated. In January 2015, the fourth stock repurchase program was discontinued. We have provided our stockholders with notice of our intention to repurchase shares of our common stock in accordance with 1940 Act requirements. We retired all shares of common stock that we purchased in connection with the stock repurchase program.

Restricted Stock

We requested and received the assurance of the staff of the Division of Investment Management that it would not recommend enforcement action to the SEC under the 1940 Act or Rule 17d-1 thereunder if we engage in a stock repurchase program and agree not to issue additional restricted stock under any compensation plan unless such issuance, together with all restricted stock outstanding under all compensation plans, does not exceed 10% of our outstanding common stock at the time of such issuance less the total number of shares previously issued, in the aggregate, pursuant to all compensatory plans. Although as of March 31, 2015, there were 1,426,811 shares of our common stock available for issuance under our Third Amended and Restated 2006 Employee Restricted Stock Plan, or 2006 Plan, no shares of restricted stock could be issued under our 2006 Plan or our Third Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, or 2006 Non-Employee Plan, because the 10% threshold set forth in the SEC’s order had been reached due to shares we repurchased under our stock repurchase program.

Distributions

The following table summarizes our distributions per share declared since January 1, 2014:

Date Declared	Record Date	Payment Date	Amount
August 5, 2014	August 20, 2014	August 29, 2014	$0.050
April 25, 2014	May 9, 2014	May 30, 2014	$0.070
February 28, 2014	March 14, 2014	March 28, 2014	$0.125

NOTE 7—SHARE-BASED COMPENSATION

Employee Share-Based Compensation

Third Amended and Restated 2006 Employee Restricted Stock Plan

From time to time, we have awarded shares of restricted common stock to employees under our 2006 Plan, which our stockholders initially approved in June 2006. In May 2010, our stockholders approved an amendment to the 2006 Plan increasing the number of shares we may award from 3,500,000 to 6,050,000 shares. Shares of restricted common stock awarded under the 2006 Plan may be subject to the employees’ meeting service or performance conditions specified at the time of award. The award date is the date on which the shares are awarded by the Compensation Committee of our board of directors, while the fair value of the respective stock award is based on the closing price of our common stock on the NASDAQ Global Select Market on the award date. We amortize restricted stock awards on a straight-line basis over the requisite service period and report this expense as amortization of employee restricted stock awards on our Consolidated Statements of Operations.

During each of the three months ended March 31, 2015 and 2014, no shares of restricted stock were issued under the 2006 Plan.

During each of the three months ended March 31, 2015 and 2014, we recognized $0.1 million and $0.3 million, respectively, of compensation expense related to share-based compensation awards. As of March 31, 2015, all the restricted share awards for which forfeiture provisions had not lapsed carried non-forfeitable dividend rights to the holder of the restricted shares. As of March 31, 2015, we had $0.4 million of unrecognized compensation cost related to restricted common stock awarded to employees. We expect to recognize the remaining costs over the remaining weighted-average requisite service period of 1.0 years.

Non-Employee Director Share-Based Compensation

During June 2006, our stockholders initially approved the 2006 Non-Employee Plan which was subsequently amended and restated. In May 2010, our stockholders approved an amendment to the 2006 Non-Employee Plan that increased the number of shares we may award to non-employee members of our board of directors from 100,000 to 150,000 shares. During each of the three months ended March 31, 2015 and 2014, no shares of restricted stock were issued to non-employee directors. Our board of directors has waived the right to an automatic award of 7,500 shares of restricted stock, previously awarded to non-employee directors upon the commencement of each three-year term of board service. During each of the three months ended March 31, 2015 and 2014, we recognized less than $0.1 million of compensation costs related to share-based awards to non-employee directors. We include this compensation cost in general and administrative expense on our Consolidated Statements of Operations. As of March 31, 2015, we had less than $0.1 million of unrecognized compensation cost related to restricted common stock awarded to non-employee directors, which we expect to recognize over the remaining weighted-average requisite service period of 1.0 years.

Summary of Employee and Non-Employee Director Share-Based Compensation

The following table summarizes our restricted stock award activity during the three months ended March 31, 2015:

	Shares	Weighted-Average Grant Date Fair Value per Share
Subject to forfeiture provisions as of December 31, 2014	368,120	$4.45
Awarded	—	$—
Forfeiture provision satisfied	(11,565)	$4.81
Forfeited	—	$—

Subject to forfeiture provisions as of March 31, 2015	356,555	$4.44

NOTE 8—INCOME TAXES

We use the asset and liability method to account for our Taxable Subsidiaries’ income taxes. Using this method, we recognize deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and the tax basis of assets and liabilities. In addition, we recognize deferred tax benefits associated with net operating carryforwards that we may use to offset future tax obligations. We measure deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which we expect to recover or settle those temporary differences. During the three months ended March 31, 2015, we recorded an income tax benefit of less than $0.1 million, which was primarily attributable to a refund received by one of our Taxable Subsidiaries. During the three months ended March 31, 2014, we recorded an income tax provision of less than $0.1 million, which was primarily attributable to flow-through taxable income on certain investments held by our subsidiaries.

Taxable income differs from net income recognized in accordance with GAAP because of temporary and permanent differences in income and expense recognition.

Taxable income generally excludes unrealized gains and losses from appreciation or depreciation of our investments, which are included in GAAP net income. Further, amounts recognized for financial reporting purposes may differ from amounts included in taxable income due to the accrued dividends on preferred stock, which increase the book basis but not the tax basis of our investments, and non-accrual interest on loans, which increase the tax basis but not book basis.

Taxation as a RIC

As a RIC, we are taxed under Subchapter M of the Internal Revenue Code. As such, our income generally is not taxable to the extent we distribute it to stockholders and we meet certain qualification tests as outlined in the Internal Revenue Code. However, income from certain investments owned by our wholly owned subsidiaries is subject to federal, state and local income taxes. On a continuing basis, we monitor distribution requirements in order to comply with Subchapter M of the Internal Revenue Code. To qualify as a RIC for federal income tax purposes, we must, among other things:

1.	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

2.	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership;” and

3.	diversify our holdings so that at the end of each quarter of the taxable year:

a.	at least 50% of the value of our assets consist of cash, cash items, U.S. government securities, securities of other RICs, and other securities, if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

b.	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses or (iii) one or more “qualified publicly traded partnerships.”

If we fail to satisfy the distribution requirement or fail to qualify as a RIC in any taxable year, we would be subject to tax in that year on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or after January 1, 2014 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% or 20% maximum tax rate (depending on income thresholds) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Distributions

From December 2001 through March 31, 2015, we declared aggregate per share distributions of $14.13. Each year, we mail statements on Form 1099-DIV to our stockholders that identify whether we made distributions from ordinary income, net capital gains on the sale of securities, each of which are taxable distributions, and/or a return of paid-in-capital surplus, which is a nontaxable distribution. A portion of our distributions may represent a return of capital to our stockholders, to the extent that the total distributions paid in a given year exceed current and accumulated taxable earnings and profits. All or a portion of the distributions that we paid to stockholders during fiscal years 2014, 2013, 2012, 2011, 2008, 2006, 2005, 2004 and 2003 represented a return of capital.

We determine the tax attributes of our distributions as of the end of our fiscal year based upon our taxable income for the full year and distributions paid during the full year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year. There were no distributions declared from January 1, 2015 through March 31, 2015. As of March 31, 2015, we have calculated an income tax loss for the full year resulting in no requirement for distributions. Future distributions will take into account the requirements for us to distribute the majority of our taxable income to fulfill our distribution requirements as a RIC, together with an assessment of our gains and losses recognized or to be recognized for tax purposes, portfolio transactional events, liquidity, cash earnings and our asset coverage ratio at the time of such decision.

Capital Loss Carryforwards

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Modernization Act, each RIC will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those subsequent taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. For the tax years ended December 31, 2014, 2013, 2012 and 2011, we have total net capital losses of $174.5 million which have no expiration and will be carried forward indefinitely to offset future net capital gains. Capital loss carryforwards from tax years 2009 of $54.2 million and 2010 of $5.2 million will expire December 31, 2017 and December 31, 2018, respectively, unless utilized to offset future net capital gains prior to those expiration dates to the extent permitted by federal tax law.

Pursuant to Section 382 of the Internal Revenue Code, if an “ownership change” (generally defined as a greater than 50% change by value in our stock ownership within a three-year period) occurs or has occurred, our ability to use our pre-change net capital loss carryforwards and certain other pre-change tax attributes to offset our post-change income may be limited. Similar rules and limitations may apply for state tax purposes as well.

NOTE 9—EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted income per common share for the three months ended March 31, 2015 and 2014:

(dollars in thousands, except per share amounts)	Three months ended March 31,
	2015	2014
Numerator for basic and diluted earnings per share
Net income (loss)	$1,299	$(18,936)
Less: Dividends declared—common and restricted shares	—	(8,689)

Undistributed income (loss)	1,299	(27,625)
Percentage allocated to common shares(a)	99.0%	100.0%

Undistributed earnings—common shares	1,286	(27,625)
Add: Dividends declared—common shares	—	8,689

Numerator for common shares outstanding excluding participating shares	1,286	(18,936)
Numerator for participating unvested shares only	13	—

Numerator for basic and diluted earnings per share—total	$1,299	$(18,936)

Denominator for basic and diluted weighted-average shares outstanding
Common shares outstanding	36,979	69,395
Participating unvested shares(b)	368	—

Basic and diluted weighted-average common shares outstanding—total	37,347	69,395

Earnings (loss) per share—basic and diluted
Excluding participating unvested shares	$0.03	$(0.27)
Including participating unvested shares	$0.03	$(0.27)

(a) Basic and diluted weighted-average common shares:
Weighted-average common shares outstanding	36,979	69,395
Weighted-average restricted shares(b)	368	—

Total basic and diluted weighted-average common shares	37,347	69,395

Percentage allocated to common shares	99.0%	100.0%

(b)       For the three months ended March 31, 2014, we excluded 895 weighted-average shares of restricted common stock from the calculation of diluted loss per share because the inclusion of these shares would have had an anti-dilutive impact on the calculation of loss per share.

Holders of unvested shares of our issued and outstanding restricted common stock are eligible to receive non-forfeitable dividends. As such, these unvested shares are participating securities requiring the two-class method of computing earnings per share in periods with net income. Pursuant to the two-class method, we report basic and diluted loss per share both inclusive and exclusive of the impact of the participating securities.

NOTE 10—COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Financial Instruments

During the normal course of business, we are party to certain financial instruments, including loans, participations in loans, guarantees, letters of credit and other financial commitments. We conduct extensive due diligence and, when appropriate, obtain collateral to limit our credit risk. Generally, these commitments have fixed expiration dates or other termination clauses, which may require payment of a fee by the counterparty. We expect many of these commitments will not be fully used before they expire; therefore, the total commitment amounts do not necessarily represent future cash requirements.

We do not report the unused portions of these commitments on our Consolidated Balance Sheets. As of March 31, 2015 and December 31, 2014, we had $1.0 million and $2.0 million, respectively, of outstanding unused loan commitments. We estimate that as of each of March 31, 2015 and December 31, 2014, the fair value of these commitments was less than $0.1 million based on the fees that we currently charge to enter into similar arrangements, taking into account the creditworthiness of the counterparties. As of March 31, 2015 and December 31, 2014, we had no outstanding guarantees or standby letters of credit.

Lease Obligation

The lease on our headquarters in Arlington, Virginia has a term from December 2014 through December 2015. The base rent for the lease is $0.7 million per year with a $0.2 million rent credit. The base rent will not increase during the term of the lease. As of March 31, 2015, our obligation for the remaining term of the lease is $0.5 million, all of which will be payable during the next twelve months.

NOTE 11—FINANCIAL HIGHLIGHTS

The following schedule summarizes our financial highlights for the three months ended March 31, 2015 and 2014:

(in thousands, except per share amounts)	Three months ended March 31
	2015	2014
Per share data
Net asset value at beginning of period(a)	$4.69	$4.74

Net income (loss)(b)
Net operating (loss) income before net investment gain (loss) and income tax (benefit) provision	(0.01)	0.06
Net realized gain (loss) on investments	0.01	(0.06)
Net unrealized appreciation (depreciation) on investments	0.03	(0.27)

Net income (loss)	0.03	(0.27)

Net decrease in net assets resulting from distributions
Distributions declared from net operating income	—	(0.08)
Distributions declared in excess of net operating income	—	(0.05)

Net decrease in net assets resulting from distributions	—	(0.13)

Net increase in net assets relating to stock-based transactions
Repurchase of common stock(b)	0.03	0.02
Net increase in stockholders’ equity from restricted stock amortization(b)	—	0.01

Net increase in net assets relating to stock-based transactions	0.03	0.03

Net asset value at end of period(a)	4.75	4.37

Market price per share
Beginning of period	$3.83	$4.26
End of period	$3.96	$3.79
Total Return(c)	3.39%	-8.10%
Shares of Common Stock Outstanding
Weighted-average—basic and diluted	37,347	69,395
End of period	37,074	67,745
Net assets
Average	$175,911	$325,898
End of period	$176,138	$296,047
Ratios (annualized)
Operating expenses to average net assets	5.17%	6.25%
Net operating income to average net assets	-0.66%	5.38%
General and administrative expense to average net assets	1.91%	2.04%
Return on average equity	2.99%	-23.56%

(a)	Based on total number of shares outstanding.
(b)	Based on weighted-average number of shares outstanding.
(c)	Total return = [(ending market price per share – beginning market price per share + dividends paid per share) / beginning market price per share].

NOTE 12—SIGNIFICANT SUBSIDIARY

We have determined that for the three months ended March 31, 2014, RadioPharmacy Investors, LLC, or RadioPharmacy, was an unconsolidated portfolio company that met the conditions of a significant subsidiary and therefore, we are presenting unaudited summarized financial information of RadioPharmacy. RadioPharmacy is a private company, which had prepared financial statements in accordance with GAAP but not in accordance with Regulation S-X.

RadioPharmacy is a nuclear compounding pharmacy for regional hospitals and imaging centers. During the three months ended March 31, 2014, we recognized $0.6 million of total revenue from our investment in RadioPharmacy. The following table sets forth summarized balance sheet information for RadioPharmacy as of March 31, 2014.

(in thousands)	March 31, 2014
(unaudited)
Assets:
Total current assets	$6,553
Total non-current assets	19,713

Total assets	$26,266

Liabilities and Stockholders’ Equity:
Current liabilities	$4,167
Long-term liabilities	19,728
Preferred stock	1
Other stockholders’ equity	2,370

Total liabilities and stockholders’ equity	$26,266

The following table sets forth summarized income statement information for RadioPharmacy for the three months ended March 31, 2014.

(in thousands)	Three months ended March 31, 2014
(unaudited)
Sales	$6,470
Gross margin	$3,737
Net income	$25

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Radiopharmacy Investors, LLC and Subsidiary

Boca Raton, Florida

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Radiopharmacy Investors, LLC and Subsidiary, which comprise the consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Radiopharmacy Investors, LLC and Subsidiary as of December 31, 2014 and 2013 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Warren Averett, LLC

Tampa, Florida

March 25, 2015

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2014 AND 2013

	2014	2013
ASSETS
CURRENT ASSETS
Cash	$2,392,962	$2,791,133
Accounts receivable, less allowance for doubtful accounts of approximately $68,000 and $97,000 as of December 31, 2014 and 2013, respectively	3,193,417	2,853,135
Inventory	426,110	297,291
Prepaid expenses	110,352	212,054
Income taxes receivable	21,526	18,488
Deferred tax assets	335,821	261,427
Other current assets	192,054	139,116

Total current assets	6,672,242	6,572,644
PROPERTY AND EQUIPMENT, NET	2,809,990	2,454,960
INTANGIBLES, NET	8,584,769	8,941,435
GOODWILL	7,615,173	7,615,173
NOTE RECEIVABLE, NET	263,327	359,597
OTHER ASSETS	38,080	38,080

	$25,983,581	$25,981,889

LIABILITIES AND MEMBERS’ EQUITY
	2014	2013
CURRENT LIABILITIES
Current portion of capital lease obligations	$409,279	$362,415
Accounts payable	1,216,129	1,125,587
Accrued expenses	2,569,306	1,863,270

Total current liabilities	4,194,714	3,351,272

LONG-TERM LIABILITIES
Debt, related party	17,195,307	16,640,043
Capital lease obligations, net of current portion	92,719	76,498
Deferred tax liabilities	1,492,353	1,179,169
Accrued interest payable, related party		1,843,054
Other liabilities	456,098	672,261

Total long-term liabilities	19,236,477	20,411,025

MEMBERS’ EQUITY	2,552,390	2,219,592

	$25,983,581	$25,981,889

See notes to the consolidated financial statements.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
SALES	$27,779,767	$26,863,261
DIRECT COST OF GOODS SOLD	11,658,859	11,559,733

GROSS MARGIN	16,120,908	15,303,528
OPERATING EXPENSES	13,265,697	12,146,405

OPERATING INCOME	2,855,211	3,157,123

OTHER EXPENSE
Interest expense	(2,195,766)	(2,835,299)
Other expense, net	(53,609)	(54,084)

Total other expense	(2,249,375)	(2,889,383)

INCOME BEFORE INCOME TAXES	605,836	267,740
INCOME TAX EXPENSE	273,038	112,025

NET INCOME	$332,798	$155,715

See notes to the consolidated financial statements.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

BALANCE AT DECEMBER 31, 2012	$2,063,877
Net income	155,715

BALANCE AT DECEMBER 31, 2013	2,219,592
Net income	332,798

BALANCE AT DECEMBER 31, 2014	$2,552,390

See notes to the consolidated financial statements.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$332,798	$155,715

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,390,726	1,102,645
Deferred income taxes	238,790	115,829
Bad debt (recovery) expense	(28,604)	13,617
(Gain) loss on disposal of assets	(73,661)	25,151
(Increase) decrease in:
Accounts receivable	(362,497)	752,375
Inventory	(128,819)	53,111
Prepaid expenses	101,702	(83,147)
Income tax receivable and other assets	(55,976)	(63,490)
Increase (decrease) in:
Accounts payable	90,542	(73,745)
Accrued expenses	146,136	(617,912)
Accrued interest payable	248,563	322,992
Other liabilities	(216,163)	424,446

Total adjustments	1,350,739	1,971,872

Net cash provided by operating activities	1,683,537	2,127,587

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	136,460
Purchase of property and equipment	(196,936)	(327,337)
Payments received on notes receivable	147,089	142,233

Net cash provided (used) by investing activities	86,613	(185,104)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment of debt, related party	(136,353)
Payment of accrued interest payable, related party	(1,400,000)
Payments on capital lease obligations	(631,968)	(392,870)

Net cash used by financing activities	(2,168,321)	(392,870)

NET (DECREASE) INCREASE IN CASH	(398,171)	1,549,613
CASH AT BEGINNING OF YEAR	2,791,133	1,241,520

CASH AT END OF YEAR	$2,392,962	$2,791,133

See notes to the consolidated financial statements.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND NONCASH INVESTING AND FINANCING ACTIVITIES
Cash paid for interest	$3,347,203	$2,512,307

Cash paid for income taxes	$38,262	$11,061

Vehicles acquired through capital leases	$695,053	$510,810

Leasehold improvements acquired under a repayment plan, included in accrued expenses	$—	$707,032

Software acquired under a repayment plan, included in accrued expenses	$559,900	$279,300

Accrued interest capitalized as part of principal on the senior loan to a related party	$691,617	$—

See notes to the consolidated financial statements.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

1.	BACKGROUND INFORMATION

Radiopharmacy Investors, LLC and Subsidiary commenced operations in January 2006 to acquire a group of business entities that provide specialized nuclear medicine radiopharmacy services and compounded sterile preparations to hospitals and other healthcare sites through facilities in the northeastern, mid-western, and western United States.

The accompanying consolidated financial statements include the accounts of Radiopharmacy Investors, LLC and its operating subsidiary, which together are referred to as the “Company.” All material intercompany transactions and balances have been eliminated in the consolidated financial statements.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

Use of Estimates

Management uses estimates and assumptions in preparing the consolidated financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported amounts of revenues and expenses. Significant estimates used in preparing the consolidated financial statements include those assumed in collectibility of accounts receivable and notes receivable, valuation of deferred taxes, the useful lives of long-lived assets, the valuation of goodwill, and the valuation and useful lives of intangible assets. It is at least reasonably possible that the significant estimates used will change within the next year.

Cash

Cash is maintained at financial institutions and, at times, balances may exceed federally insured limits of $250,000. The Company has never experienced any losses related to these balances. The Company’s deposits in excess of federally insured limits at December 31, 2014 and 2013 approximated $2,167,000 and $2,573,000, respectively.

Inventory

Inventory consists predominantly of purchased raw materials, which are stated at the lower of cost (first-in, first-out), or market. Market is based on realizable value less allowance for selling and distribution expenses and normal gross profit.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount. An allowance for doubtful accounts is established based on the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience and other factors. Past due balances over 90 days are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Interest is not charged on past due amounts.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Property and Equipment

Property and equipment are recorded at cost. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, ranging generally from 1 to 12 years. Leasehold improvements are amortized on the straight-line basis over the shorter of the lease term or the estimated useful life of the asset. Renewals and betterments that significantly extend the life of the asset are capitalized. Expenditures for maintenance and repairs are charged to expense. Property and equipment under capital leases are stated at the present value of the minimum lease payments and are amortized on the straight-line basis over the estimated useful lives of the respective assets.

The Company follows the provisions of the Financial Accounting Standards Board Accounting Standards Codification Topic 360, Property, Plant and Equipment (ASC Topic 360), which establishes accounting standards for the impairment of long-lived assets such as property, plant, and equipment and intangible assets subject to amortization. The Company reviews long-lived assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the sum of the undiscounted expected future cash flows over the remaining useful life of a long-lived asset group is less than its carrying amount, the asset is considered to be impaired. An impairment loss is recognized when management’s estimate of fair value, through outside consultation or internal assessment of value, is less than its carrying amount. There were no impairment charges for the years ended December 31, 2014 and 2013 related to these long-lived assets.

Intangible Assets

The Company’s intangible assets subject to amortization consist of customer relationships that are amortized on a straight-line basis over their estimated useful lives of 33 years. The Company’s revenue stream is from a single grouping of all assets and liabilities of the Company. There are no contracts or groups of assets that would comprise any separate revenue stream. The Company does not have any intangible assets that have an indefinite useful life.

Goodwill

Goodwill consists of the excess of cost over the fair value of net assets acquired in business combinations. The Company follows the provisions of ASC Topic 350, Intangibles—Goodwill and Other, which requires an annual impairment test for goodwill and intangible assets with indefinite lives. Goodwill is evaluated using a two-step impairment test. The first step compares the book value of a reporting unit, including goodwill, with its fair value. If the book value of a reporting unit exceeds its fair value, the Company completes the second step in order to determine the amount of goodwill impairment loss that should be recorded. In the second step, the Company determines an implied fair value of the reporting unit’s goodwill by allocating the fair value of the reporting unit to all of the assets and liabilities other than goodwill. The amount of impairment is equal to the excess of the book value of goodwill over the implied fair value of that goodwill. The Company has one reporting unit. There were no impairment charges for goodwill for the years ended December 31, 2014 and 2013.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Revenue Recognition and Direct Cost of Goods Sold

The Company recognizes revenue when persuasive evidence of an arrangement exists, product delivery has occurred, the price is fixed or determinable, and collectibility is reasonably assured. Revenue is recognized net of sales returns and allowances, which historically have not been significant. Direct cost of goods sold includes the direct product and delivery costs associated with the recognized revenue.

Delivery Costs

Delivery costs are included in direct cost of goods sold in the consolidated statements of operations and include all delivery expenses, other than depreciation of trucks and automobiles and compensation and benefits paid to employees. Delivery costs incurred for 2014 and 2013 amounted to $851,550 and $944,530, respectively. Delivery revenue received during 2014 and 2013 amounted to $455,532 and $437,481, respectively, and is included in sales.

Income Taxes

The Company has elected to be treated as a partnership for tax purposes. The Company’s operating subsidiary is a C corporation under the applicable provisions of the Internal Revenue Code. Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% of being realized upon examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.

The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. The Company has no amounts accrued for interest or penalties as of December 31, 2014 and 2013.

The Company is subject to examination by U.S. federal, state, and local taxing authorities for tax years ended December 31, 2011 and forward.

Subsequent Events

The Company evaluated subsequent events through March 25, 2015, the date on which the consolidated financial statements were available to be issued.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

4.	PROPERTY AND EQUIPMENT

Property and equipment consist of:

	2014	2013
Lab equipment	$697,876	$621,161
Furniture and fixtures	241,461	215,812
Automobiles and trucks	1,180,098	990,483
Client equipment	1,177,496	589,062
Leasehold improvements	2,150,311	2,084,276

	5,447,242	4,500,794
Accumulated depreciation	(2,637,252)	(2,045,834)

	$2,809,990	$2,454,960

Depreciation of property and equipment totaled approximately $1,034,000 and $746,000 for the years ended December 31, 2014 and 2013, respectively.

4.	INTANGIBLE ASSETS

Intangible assets consist of the following:

	2014	2013
Customer relationships	$11,770,000	$11,770,000
Trademark	5,130	5,130

	11,775,130	11,775,130
Accumulated depreciation	(3,190,361)	(2,833,695)

Total intangible assets, net	$8,584,769	$8,941,435

Amortization expense amounted to approximately $357,000 for the years ended December 31, 2014 and 2013.

At December 31, 2014, future amortization expense is estimated to be approximately $357,000 for each of the five succeeding years relating to the intangible assets listed above.

5.	NOTE RECEIVABLE

During the year ended December 31, 2012, the Company entered into a note receivable with a customer in the amount of $600,000. The note is unsecured, has a stated interest rate of 3.50%, and is payable over 4 years in 40 monthly installments of principal and interest totaling $16,100. An allowance of $48,000 and $98,000 for the years ended December 31, 2014 and 2013, respectively, has been established on this note to reflect the extended payment period and the potential risk of loss.

At December 31, 2014, the note receivable is classified as a long-term asset as payment is not expected in the next 12 months.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

6.	ACCRUED EXPENSES

Accrued expenses consist of the following:

	2014	2013
Accrued payroll and bonuses	$901,849	$662,107
Accrued credit card purchases	649,455	545,809
Distribution agreement liability	255,228	53,452
Leasehold improvement liability	216,135	207,657
Other accrued expenses	546,639	394,245

	$2,569,306	$1,863,270

7.	DEBT, RELATED PARTY

Debt, related party consists of the following:

	2014	2013
Senior loan	$17,195,307	$7,000,000
Subordinated loan	—	9,000,000
Line of credit	—	640,043

	$17,195,307	$16,640,043

On January 25, 2006, the Company entered into a credit facility agreement with a related party comprising of a term loan of $7,000,000 (“Senior Loan”), a term loan of $9,000,000 (“Subordinated Loan”), certain deferred interest, and a revolving line of credit with a maximum availability of $2,000,000. Effective September 30, 2014, the Company made a payment of $1,400,000 against the deferred interest and amended the credit facility to increase the Senior Loan to $17,195,307, and used these proceeds to restructure and eliminate the Subordinated Loan and deferred interest. Also effective with this amendment, the interest rate on all advances was changed to 7.50% plus LIBOR, or 6.00% plus the prime rate (9.50% at December 31, 2014). Interest payments are paid on a quarterly basis. The Senior Loan and line of credit mature on December 31, 2016.

Interest on the Subordinated Loan was comprised of current interest and deferred interest. Current interest carried a published rate of 12.00% per annum. Deferred interest carried a rate of 3.00% per annum. Current interest was paid on a quarterly basis. Deferred interest was accrued and was to be paid fully at the date the obligation was paid in full or the maturity date of the loan, whichever came first. As of December 31, 2013, the deferred interest accrued amounted to $1,843,054. The Subordinated Loan was restructured on September 30, 2014. Interest expense related to the above notes was approximately $2,104,000 and $2,752,000 for the years ended December 31, 2014 and 2013, respectively.

Principal payments on the Senior Loan and line of credit are due based on excess operating cash flow as defined in the credit agreement. For each quarter ending on or after March 31, 2011, a payment of 25.00% of excess operating cash flow year-to-date shall be made, less any previous excess operating cash flow payments made during the fiscal year. At the end of each fiscal year, commencing on December 31, 2011, the Company is required to make principal payments equal to 75.00% of excess operating cash flow for each fiscal year less quarterly principal payments made during the fiscal year. As of December 31, 2014 and 2013, there was no principal obligation for excess operating cash flow.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

7.	DEBT, RELATED PARTY - CONTINUED

The Senior Loan, Subordinated Loan, and line of credit are collateralized by substantially all of the assets of the Company. The credit facility agreement contains various covenants including the maintenance of certain financial ratios, such as leverage ratios and a total charge coverage ratio, performance metrics, along with other restrictive provisions. For the years ended December 31, 2014 and 2013, the Company was in compliance with the debt covenants.

The above amounts and terms are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.

8.	CAPITAL LEASE OBLIGATIONS

The Company has entered into various capitalized rental obligations under leases of vehicles. The cost of vehicles financed under capital lease agreements and included in property and equipment at December 31, 2014 and 2013 amounted to $1,180,098 and $973,056, respectively. Accumulated amortization associated with these assets was $673,487 and $533,063 at December 31, 2014 and 2013, respectively. Amortization of assets held under capital leases is included with depreciation expense.

The obligations, which mature through May 2016, represent the total present value of future rental payments discounted at the interest rates implicit in the leases.

Future minimum lease payments under capital leases are as follows:

Year Ending December 31,
2015	$426,221
2016	94,119

Total minimum lease payments	520,340
Less amount representing interest	18,342

Present value of net minimum lease payments	501,998
Less current portion	409,279

$92,719

9.	MEMBERS’ UNITS

The Company has preferred and common units. There are 71,000 preferred units outstanding owned by two members. Preferred members have full voting rights and are entitled to one vote for each preferred unit held.

There are 1,600 common units outstanding owned by one of the above members. Common members do not have any right or power to vote.

In addition to the membership units described above, the Board of Directors is authorized to issue additional preferred units at any time in accordance with the operating agreement.

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

10.	COMMITMENTS AND CONTINGENCIES

The Company leases its laboratory facilities under various operating leases. The future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year are as follows:

Years Ending December 31,
2015	$388,851
2016	366,988
2017	317,534
2018	222,023
2019	177,276
Thereafter	588,940

$2,061,612

Total rent expense under operating leases for the years ended December 31, 2014 and 2013 amounted to approximately $422,000 and $513,000, respectively.

Effective April 1, 2013, the Company entered into a one-year distribution agreement for hardware and software related to nuclear medicine imaging. The agreement requires the Company to purchase a minimum of 48 units regardless of whether the Company actually sells the units to its customers. The commitment amounted to $1,136,400. As of December 31, 2014, approximately $255,200 is due related to the agreement and the remaining commitment amounts to $518,941 and is to be paid to the supplier in monthly installments through 2016. The agreement contains one year renewal options if certain purchase thresholds are met.

11.	INCOME TAXES

The provision (benefit) for income taxes consist of the following components:

	2014	2013
Current provision (benefit):
Federal	$3,061	$—
State and local	31,187	(3,804)

	34,248	(3,804)

Deferred benefit:
Federal	202,971	98,455
State and local	35,819	17,374

	238,790	115,829

Income tax expense	$273,038	$112,025

RADIOPHARMACY INVESTORS, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

11.	INCOME TAXES - CONTINUED

Current and non-current deferred tax assets and liabilities of the Company at the consolidated balance sheet dates are as follows:

	2014	2013
Current deferred tax assets	$335,821	$261,427

Non-current:
Deferred tax assets	2,103,675	2,311,994
Deferred tax liabilities	(3,596,028)	(3,491,163)

Total deferred tax liabilities, non-current	(1,492,353)	(1,179,169)

Net deferred tax liability	$(1,156,532)	$(917,742)

The income tax expense differs from the federal and state statutory rate of 40% on pre-tax book income due primarily to expenses that are non-deductible for tax purposes.

The Company’s operating subsidiary files a consolidated federal income tax return.

Deferred tax assets consist principally of net operating loss carryforwards. The Company has federal net operating loss (NOL) carryforwards of $5,107,525 at December 31, 2014. Federal NOL carryforwards begin to expire in 2026. The Company has state net operating loss carryforwards of $4,783,192 at December 31, 2014. State NOL carryforwards begin to expire in 2018. Management has concluded it is more likely than not that such carryforwards will be realized and, as such, has not recorded a valuation allowance at December 31, 2014.

For 2014 and 2013, the Company had a net deferred tax liability principally related to differences in basis between tax and U.S. GAAP stemming from the allocation of intangibles recorded in connection with the Company’s subsidiary acquiring stock of certain of its operating subsidiaries.

12.	RETIREMENT PLAN

The Company has adopted a multiple-employer 401(k) retirement plan that covers substantially all of its employees. The plan allows the Company to make discretionary contributions and/or discretionary matches of employee salary deferral contributions to the plan. The total expense related to the plan was approximately $180,000 for the years ended December 31, 2014 and 2013.

13.	CONCENTRATION

Approximately 61% and 63% of the Company’s purchases were from two suppliers during the years ended December 31, 2014 and 2013, respectively. Based on the nature of the product, there are limited alternative suppliers. As a result, the contracts in which the Company enters into with customers generally allow for price increases if the cost of the Company’s products increase.

14.	SUBSEQUENT EVENT

Subsequent to December 31, 2014, the Company entered into an agreement to sell all of its operations on or about March 31, 2015, subject to consent of various regulatory bodies.

Annex A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of April 28, 2015 (this “Agreement”), by and among MCG Capital Corporation, a Delaware corporation (the “Company”), PennantPark Floating Rate Capital Ltd., a Maryland corporation (“Parent”), PFLT Panama, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Sub One”), PFLT Funding II, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Sub Two” and together with Sub One, the “Merger Subs”) and solely for the purposes of Sections 3.2 5.26, 5.27 and Article IX, PennantPark Investment Advisers, LLC, a Delaware limited liability company (the “Investment Adviser”).

WHEREAS, the respective boards of directors of Parent and the Company and the sole member of each Merger Sub have approved, and have determined that it is advisable and in the best interests of their respective stockholders or member, as the case may be, to consummate, the acquisition of the Company by Parent, by means of a merger of Sub One with and into the Company (the “Initial Merger”), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent, followed immediately and as a single integrated transaction by the merger of the Company with and into Sub Two (the “Second Merger” and together with the Initial Merger, the “Merger”), with Sub Two continuing as the surviving entity and a wholly-owned subsidiary of Parent, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS AND TERMS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquisition Proposal” means any inquiry, offer or proposal made by any Person or group of Persons other than Parent, a Merger Sub or any Affiliate thereof, relating to (a) any direct or indirect acquisition or purchase, or that could result in ownership, of securities of the Company representing 25% or more of the outstanding voting capital stock of the Company or the Company’s assets or any tender offer, exchange offer, merger, reorganization, consolidation, share exchange or other business combination that if consummated would result in any Person or group of Persons beneficially owning 25% or more of the outstanding voting capital stock of the Company or the Company’s assets, (b) a restructuring of the Company in order to operate as an externally managed BDC or (c) a liquidation of the Company.

“Action” has the meaning set forth in Section 4.10.

“Administrator” has the meaning set forth in Section 5.26.

“Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.

“Agreement” has the meaning set forth in the Preamble.

“BDC” means a “Business Development Company” as defined in Section 2(a)(48) of the Investment Company Act.

Annex A-1

“Book-Entry Shares” means shares of Company Common Stock held in the Direct Registration System.

“Business Day” means a day, other than a Saturday, Sunday or another day on which commercial banking institutions in New York are authorized or required by Law to be closed.

“Cash Consideration” has the meaning set forth in Section 3.1(d).

“Certificates” has the meaning set forth in Section 3.3(a).

“Certificate of First Merger” has the meaning set forth in Section 2.2(a).

“Certificate of Second Merger” has the meaning set forth in Section 2.2(b).

“Change in Recommendation” has the meaning set forth in Section 6.4(d).

“Chosen Court” has the meaning set forth in Section 9.9.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Code” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Benefit Plan” means each material compensation or benefit plan, program, agreement or arrangement (other than any multiemployer plan within the meaning of Section 3(37) of ERISA), including without limitation all stock ownership, stock purchase, stock option, phantom stock or other equity-based, retirement, vacation, severance, disability, death benefit, employment, change-in-control, fringe benefit, bonus, incentive, pension, profit sharing, medical, and deferred compensation plans, programs, agreements or arrangements, whether or not subject to ERISA, which is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or ERISA Affiliates or with respect to which the Company or any of its Subsidiaries have any liability with respect to any of the Company’s or any of its Subsidiaries’ current or former employees.

“Company Common Stock” has the meaning set forth in Section 3.1(c).

“Company Covered Persons” has the meaning set forth in Section 8.2(e).

“Company Disclosure Letter” means the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

“Company Equity Plans” means the MCG Capital Corporation Third Amended and Restated 2006 Non-Employee Director Restricted Stock Plan, as amended, and the applicable award agreements adopted thereunder, and the MCG Capital Corporation Third Amended and Restated 2006 Employee Restricted Stock Plan, as amended, and the applicable award agreements adopted thereunder.

“Company Fee” has the meaning set forth in Section 8.2(b).

“Company Leased Real Property” has the meaning set forth in Section 4.16.

“Company Material Adverse Effect” means any occurrence, change, event, effect or development that, individually or when taken together with all other occurrences, changes, events, effects or developments, has, or

Annex A-2

would reasonably be expected to have, a material adverse effect on the business, results of operations, assets, liabilities or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that no occurrence, change, event, effect or development resulting from or in connection with any of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a Company Material Adverse Effect: (i) occurrences, changes, events, effects or developments generally affecting any or all of the industries or markets in which the Company and its Subsidiaries and portfolio companies operate, (ii) general political, economic or business conditions or changes therein, including the commencement, continuation or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, (iii) general securities or financial market conditions, including changes in interest rates or currency exchange rates, (iv) changes or proposed changes in any Laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof, (v) the entry into or announcement of this Agreement or the proposed sale of the Company or the pendency or consummation of the transactions contemplated hereby, or any changes or actions resulting from any of the foregoing, including the identity of Parent or any of its Affiliates as the acquiror of the Company, (vi) any action required by Law, contemplated by this Agreement, expressly consented to by Parent, or taken at the request of Parent or a Merger Sub, or any action otherwise taken by Parent, the Merger Subs or any of their Affiliates, (vii) any litigation relating to this Agreement or the transactions contemplated hereby or (viii) the failure of Parent to consent to the Company’s request to take any of the actions proscribed in Section 6.1 (except in the case of clauses (i), (ii), (iii) or (iv), to the extent that the Company is disproportionately adversely affected thereby as compared with other participants in the industry in which the Company operates, in which case the incremental disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect).

“Company Material Contract” has the meaning set forth in Section 4.12(b).

“Company Recommendation” has the meaning set forth in Section 4.20.

“Company SEC Reports” has the meaning set forth in Section 4.5(a).

“Company Special Meeting” has the meaning set forth in Section 6.10(a).

“Company Stockholder Approval” has the meaning set forth in Section 4.3.

“Confidentiality Agreement” has the meaning set forth in Section 6.3(c).

“DGCL” has the meaning set forth in Section 2.1.

“Direct Registration System” means the service that provides for electronic direct registration of securities in a record holder’s name on the Company’s transfer books and allows shares to be transferred between record holders electronically.

“Dissenting Shares” has the meaning set forth in Section 3.4.

“DLLCA” has the meaning set forth in Section 2.1.

“Effective Time” has the meaning set forth in Section 2.2.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business, whether or not incorporated, that, together with any entity, would be deemed to be a “single employer” with such entity within the meaning of Section 4001(b) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

Annex A-3

“Exchange Agent” means American Stock Transfer & Trust Company, LLC.

“Exchange Fund” has the meaning set forth in Section 3.2.

“Exchange Ratio” has the meaning set forth in Section 3.1(d).

“Form N-14” has the meaning set forth in Section 4.4.

“GAAP” has the meaning set forth in Section 4.6(a).

“Governmental Entity” has the meaning set forth in Section 4.4.

“Indemnified Party” has the meaning set forth in Section 6.9(a).

“Initial Merger” has the meaning set forth in the Recitals.

“Insured Parties” has the meaning set forth in Section 6.9(b).

“Intellectual Property” means all (i) copyrights and copyrightable subject matter, and registrations and applications for any of the foregoing; (ii) patents and patent applications, including any continuations, divisionals, continuations-in-part, renewals, and reissues for any of the foregoing; (iii) trademarks, service marks, trade names, logos, slogans, and other similar designations of source or origin, together with the goodwill of the business symbolized by any of the foregoing, and registrations and applications for any of the foregoing; (iv) trade secrets and confidential processes, know-how, and information; (v) Internet domain names; and (vi) other similar intangible assets.

“Investment Adviser” has the meaning set forth in the Preamble.

“Investment Advisers Act” means the Investment Advisers Act of 1940.

“Investment Company Act” means the Investment Company Act of 1940.

“knowledge of the Company” means the actual knowledge, after reasonable inquiry, of the people set forth in Section 1.1(a) of the Company Disclosure Letter.

“knowledge of Parent” means the actual knowledge, after reasonable inquiry, of the people set forth in Section 1.1(a) of the Parent Disclosure Letter.

“Law” means any federal, state, provincial, local or foreign law, statute, ordinance, regulation, judgment, order, decree, injunction, arbitration award, franchise, license, agency requirement or permit of any Governmental Entity.

“Lien” means any lien, pledge, hypothecation, mortgage, security interest, encumbrance, claim, infringement, interference, option, community property interest, right of first refusal or restriction of any nature.

“Maximum Premium” has the meaning set forth in Section 6.9(b).

“Merger” has the meaning set forth in Section 2.1.

“Merger Consideration” has the meaning set forth in Section 3.1(d).

Annex A-4

“Merger Share Price” means the volume weighted average price per share (calculated to the nearest one-thousandth of one cent) for the Parent Common Shares on the NASDAQ for the consecutive period of ten trading days concluding at the close of trading on the second trading day immediately preceding the date of the Effective Time, as calculated by Bloomberg Financial LP under the function “VWAP.”

“Merger Subs” has the meaning set forth in the Preamble.

“NASDAQ” means the NASDAQ Global Select Market.

“Net Asset Value” means the net asset value of Parent, as of the applicable date, determined in good faith by Parent’s board of directors in compliance with the Investment Company Act. For the avoidance of doubt, in determining Net Asset Value, Parent shall take into account all necessary GAAP accruals and expenses since the date of Parent’s most recent quarterly financial statements as well as such other considerations as deemed necessary or appropriate by counsel to Parent and counsel to Parent’s independent directors to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.

“Outside Date” has the meaning set forth in Section 8.1(b)(i).

“Parent” has the meaning set forth in the Preamble.

“Parent Common Shares” means the common stock, par value $0.001 per share, of Parent.

“Parent Covered Persons” has the meaning set forth in Section 8.2(e).

“Parent Disclosure Letter” means the Disclosure Letter delivered by Parent to the Company simultaneously with the execution of this Agreement.

“Parent Fee” has the meaning set forth in Section 8.2(c).

“Parent Material Adverse Effect” means any occurrence, change, event, effect or development that, individually or when taken together with all other occurrences, changes, events, effects or developments, has, or would reasonably be expected to have, a material adverse effect on the business, results of operations, assets, liabilities or financial condition of Parent and its Subsidiaries, taken as a whole; provided, however, that no occurrence, change, event, effect or development resulting from or in connection with any of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute or contribute to a Parent Material Adverse Effect: (i) occurrences, changes, events, effects or developments generally affecting any or all of the industries or markets in which Parent and its Subsidiaries and portfolio companies operate, (ii) general political, economic or business conditions or changes therein, including the commencement, continuation or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, (iii) general securities or financial market conditions, including changes in interest rates or currency exchange rates, (iv) changes or proposed changes in any Laws, rules, regulations, GAAP or other accounting standards, or authoritative interpretations thereof, (v) the entry into or announcement of this Agreement or the proposed acquisition of the Company or the pendency or consummation of the transactions contemplated hereby, or any changes or actions resulting from any of the foregoing, (vi) any action required by Law, contemplated by this Agreement, expressly consented to by the Company or taken at the request of the Company, or any action otherwise taken by the Company or any of its Affiliates, (vii) any litigation relating to this Agreement or the transactions contemplated hereby or (viii) the failure of the Company to consent to Parent’s request to take any of the actions proscribed in Section 6.2 (except in the case of clauses (i), (ii), (iii) or (iv), to the extent that Parent is disproportionately adversely affected thereby as compared with other participants in the industry in which Parent operates, in which case the incremental disproportionate impact may be taken into account in determining whether there has been a Parent Material Adverse Effect).

Annex A-5

“Parent Material Contract” has the meaning set forth in Section 5.13(b).

“Parent Recommendation” has the meaning set forth in Section 5.21.

“Parent SEC Reports” has the meaning set forth in Section 5.5(a).

“Parent Share Price” has the meaning set forth in Section 3.3(e).

“Parent Special Meeting” has the meaning set forth in Section 6.10(b).

“Parent Stockholder Approval” has the meaning set forth in Section 5.3.

“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

“Proxy Statement” has the meaning set forth in Section 4.4.

“Representatives” has the meaning set forth in Section 6.3(a).

“Restricted Shares” means each share of restricted Company Common Stock granted under the Company Equity Plans.

“RIC” has the meaning set forth in Section 4.14(j).

“SEC” means the United States Securities and Exchange Commission.

“Second Merger” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933.

“Sub One” has the meaning set forth in the Preamble.

“Sub Two” has the meaning set forth in the Preamble.

“Subsidiary” means, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP.

“Superior Proposal” means any bona fide written Acquisition Proposal received after the date hereof that the Company’s board of directors determines in good faith, after consultation with its outside legal and financial advisors, to be reasonably likely to be consummated in accordance with its terms and to be more favorable to the Company and its stockholders from a financial point of view than the transactions contemplated hereby (including any adjustment to the terms and conditions proposed by Parent in response to such proposal pursuant to Section 6.4(e) or otherwise); provided that for purposes of this definition references to 25% in the definition of “Acquisition Proposal” shall be deemed to be references to 50%.

“Surviving Company” has the meaning set forth in Section 2.1(b).

“Surviving Corporation” has the meaning set forth in Section 2.1(a).

Annex A-6

“Tax Return” means any report, return, declaration or filing required or permitted to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, and any amendments thereto or extension filings thereof.

“Taxes” means any and all taxes, charges, fees, levies or other assessments, including, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, service, service use, value added, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States Internal Revenue Service or any taxing authority (whether domestic or foreign including any state, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

“Treasury Regulations” means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including the corresponding provisions of succeeding regulations).

Section 1.2 Other Definitional Provisions; Interpretation.

(a) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to articles, sections, paragraphs, exhibits and schedules are to the articles, sections and paragraphs of, and exhibits and schedules to, this Agreement, unless otherwise specified.

(b) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.”

(c) Words describing the singular number shall be deemed to include the plural and vice versa; words denoting any gender shall be deemed to include all genders and words denoting natural persons shall be deemed to include business entities and vice versa.

(d) When used in reference to information or documents, the phrase “made available” means that the information or documents referred to have been made available by the Company or the Company’s Representatives to Parent or Parent’s Representatives, or by Parent or Parent’s Representatives to the Company or the Company’s Representatives, respectively (including any information contained in the data room) prior to the date hereof.

(e) References to any statute are to that statute, as amended from time to time, and to the rules and regulations promulgated thereunder, in effect as of the date of this Agreement.

(f) Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement.

ARTICLE II

THE MERGER

Section 2.1 The Merger.

(a) Subject to the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”) and the Limited Liability Company Act of the State of Delaware (the

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“DLLCA”), at the Effective Time, the Company and Sub One shall consummate the Initial Merger, pursuant to which (i) Sub One shall merge with and into the Company and the separate corporate existence of Sub One shall thereupon cease, (ii) the Company shall continue as the surviving corporation and as a direct wholly-owned subsidiary of Parent (the “Surviving Corporation”) following the Initial Merger and shall continue to be governed by the laws of the State of Delaware, and (iii) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Initial Merger. The Initial Merger shall have the effects set forth in the DGCL and/or the DLLCA.

(b) Subject to the terms and conditions of this Agreement and in accordance with the DGCL and the DLLCA, immediately after the Effective Time and as part of a single integrated transaction with the Initial Merger, the Surviving Corporation and Sub Two shall consummate the Second Merger pursuant to which (i) the Surviving Corporation shall merge with and into Sub Two and the separate corporate existence of the Surviving Corporation shall thereupon cease, (ii) Sub Two shall continue as the surviving company (the “Surviving Company”) and as a direct wholly-owned subsidiary of Parent following the Second Merger and shall continue to be governed by the laws of the State of Delaware, and (iii) all of the properties, rights, privileges, powers and franchises of the Surviving Corporation will vest in the Surviving Company, and all of the debts, liabilities, obligations and duties of the Surviving Corporation will become the debts, liabilities, obligations and duties of the Surviving Company. There shall be no conditions to the Second Merger, other than the consummation of the Initial Merger. Parent and the Merger Subs agree that each of the Merger Subs shall each be treated as an entity disregarded from Parent for federal and applicable state and income tax purposes. The Second Merger shall have the effects set forth in the DGCL and/or DLLCA.

Section 2.2 Effective Time.

(a) Subject to the terms and conditions of this Agreement, Parent, Sub One and the Company shall cause a certificate of merger (the “Certificate of First Merger”) to be filed on the Closing Date (or on such other date as Parent and the Company may agree in writing) with the Secretary of State of the State of Delaware as provided in the DGCL and the DLLCA, and shall make all other filings or recordings required by the DGCL and the DLLCA in connection with the Initial Merger. The Initial Merger shall become effective at the time at which the Certificate of First Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is agreed upon in writing by the parties and specified in the Certificate of First Merger, and such time is hereinafter referred to as the “Effective Time.”

(b) Immediately after the Effective Time and as part of a single integrated transaction with the Initial Merger, Parent, Sub Two and the Surviving Corporation shall cause a certificate of merger (the “Certificate of Second Merger”) to be filed with the Secretary of State of the State of Delaware as provided in the DGCL and DLLCA, and shall make all other filings or recordings as required by the DGCL and the DLLCA in connection with the Second Merger. The Second Merger shall become effective at the time at which the Certificate of Second Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is agreed upon in writing by the parties and specified in the Certificate of Second Merger.

Section 2.3 Closing. The parties shall cause the closing of the Merger (the “Closing”) to take place at 9:00 a.m., Eastern Time, on a date to be specified by the parties, which shall be no later than two (2) Business Days (or such shorter period of time as remains before 11:59 p.m., New York time, on the Outside Date) after the satisfaction or waiver of all of the conditions set forth in Article VII hereof (other than the conditions that by their nature are to be satisfied at the Closing, subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing), at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, unless another time, date or place is agreed to in writing by the parties hereto (such date on which the Closing is to take place being the “Closing Date”).

Section 2.4 Certificate of Incorporation and Bylaws. The certificate of incorporation and bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation and

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bylaws of the Surviving Corporation, until thereafter amended as provided by Law and such certificate of incorporation and bylaws. The certificate of formation and limited liability company agreement of Sub Two, as in effect immediately prior to the effective time of the Second Merger, shall at the effective time of the Second Merger be the certificate of formation and limited liability company agreement of the Surviving Company.

Section 2.5 Officers of the Surviving Company The officers of Sub Two immediately prior to the effective time of the Second Merger shall from and after the effective time of the Second Merger be the initial officers of the Surviving Company until their successors shall have been duly appointed or qualified or until their earlier death, resignation or removal in accordance with the Surviving Company’s limited liability company agreement.

ARTICLE III

CONVERSION OF SHARES

Section 3.1 Conversion of Shares. At the Effective Time, by virtue of the Initial Merger and without any action on the part of the Company, Parent, the Merger Subs or the holder of any of the following securities:

(a) All outstanding limited liability company interests of Sub One held immediately prior to the Effective Time shall be converted into and become (in the aggregate) one fully paid and nonassessable share of the common stock, par value $0.01 per share, of the Surviving Corporation.

(b) Each Parent Common Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding from and after the Effective Time.

(c) All shares of common stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the Effective Time (the “Company Common Stock”) that are owned by Parent or the Company or any wholly-owned subsidiary of Parent or the Company (other than shares of Company Common Stock held in trust accounts, managed accounts and the like, or otherwise held in a fiduciary or agency capacity, that are beneficially owned by third parties) shall be cancelled and shall cease to exist and no consideration shall be delivered in exchange therefor.

(d) Subject to Section 3.1(c), each share of Company Common Stock (including each Restricted Share which shall vest in full upon the Effective Time) issued and outstanding immediately prior to the Effective Time (subject to Section 3.1(c) and Section 3.4) shall be automatically converted into and exchanged for the right to receive: (i) a number of Parent Common Shares equal to $4.521 divided by the greater of (A) the Net Asset Value per Parent Common Share computed no more than 48 hours (excluding Sundays and holidays) before the Closing Date and (B) the Merger Share Price (such number, the “Exchange Ratio”), (ii) $0.226 in cash, and (iii) if the Merger Share Price is less than the Net Asset Value per Parent Common Share computed pursuant to clause (i), a cash payment in an amount equal to the lesser of (A) the Exchange Ratio multiplied by $0.25 and (B) the Exchange Ratio multiplied by the difference between such Net Asset Value per Parent Common Share and the Merger Share Price (collectively (ii) and (iii), the “Cash Consideration”) subject, in the case of clause (i), to payment of cash in lieu of fractional Parent Common Shares as provided in Section 3.3(e) (collectively, the “Merger Consideration”), without interest. As of the Effective Time, all shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist and each holder of any such shares of Company Common Stock (subject to Section 3.1(c) and Section 3.4) shall thereafter cease to have any rights with respect thereto, except the right to receive the Merger Consideration, to be paid in consideration therefor upon surrender of such Certificate or Book-Entry Share in accordance with Section 3.3(a), as well as any dividends to which holders of Company Common Stock become entitled in accordance with Section 3.3(c). Sample computations of the Merger Consideration are included as Schedule 3.1(d) hereto. For the avoidance of doubt, the Cash Consideration payable under clauses (ii) and (iii) of the first sentence of this Section 3.1(d) shall under no circumstance exceed $8.339 million and $3.000 million, respectively, for a maximum aggregate Cash Consideration of $11.339 million.

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(e) If, between the date of this Agreement and the Effective Time, the outstanding number of Parent Common Shares shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, an appropriate and proportionate adjustment shall be made to the Merger Consideration payable per share of Company Common Stock, if necessary and without duplication, to reflect such change.

Section 3.2 Deposit of Merger Consideration. Prior to the Effective Time, (i) Parent shall deposit, or shall cause to be deposited, with the Exchange Agent, certificates representing the number of Parent Common Shares to be issued pursuant to Section 3.1(d) and the payment of any cash payable in lieu of fractional shares pursuant to Section 3.3(e) and (ii) the Investment Adviser shall deposit with the Exchange Agent an amount in cash sufficient to fund the Cash Consideration, in exchange for outstanding shares of Company Common Stock (such cash and certificates for Parent Common Shares being hereinafter referred to as the “Exchange Fund”). No payment made by the Investment Adviser shall be subject to recoupment by the Investment Adviser.

Section 3.3 Delivery of Merger Consideration.

(a) As soon as reasonably practicable after the Effective Time and in any event not later than the second Business Day following the Effective Time, the Surviving Company or Parent shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Certificates”) or Book-Entry Shares which were converted into the right to receive the Merger Consideration pursuant to Section 3.1(d), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon delivery of the Certificates or Book-Entry Shares, as applicable, to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares, as applicable, in exchange for the Merger Consideration as well as any dividends or distributions to be paid pursuant to Section 3.3(c).

(b) Upon proper surrender of a Certificate or Book-Entry Shares, as applicable, for exchange and cancellation to the Exchange Agent, together with a letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share, as applicable, shall be entitled to receive in exchange therefor the Merger Consideration in respect of the shares of Company Common Stock formerly represented by such Certificate or Book-Entry Shares, as applicable, and such Company Common Stock so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 3.3, each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration, without interest, into which the shares of Company Common Stock theretofore represented by such Certificate or Book-Entry Share, as applicable, have been converted pursuant to Section 3.1. No interest will be paid or accrued on any cash in lieu of fractional shares payable to the holders of Certificates or Book-Entry Shares.

(c) No dividends or other distributions with respect to Parent Common Shares shall be paid to the holder of any unsurrendered Certificate or Book-Entry Share, in each case unless and until the surrender of such Certificate or Book-Entry Share, as applicable, in accordance with this Article III. After the surrender of any such Certificate or Book-Entry Share, as applicable, in accordance with this Article III, the record holder thereof shall be entitled to receive, without interest, the amount of dividends or other distributions which theretofore had become payable with respect to the whole Parent Common Shares which the shares of Company Common Stock represented by such Certificate have been converted into the right to receive.

(d) The Merger Consideration paid in accordance with the terms of this Article III as a result of the conversion of any shares of Company Common Stock shall be deemed to have been paid in full satisfaction

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of all rights pertaining to such shares of Company Common Stock. At and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company or the Exchange Agent for any reason, they shall be cancelled and exchanged for the Merger Consideration pursuant to this Article III, except as otherwise provided by Law.

(e) Notwithstanding any other provision of this Agreement, neither certificates nor scrip for fractional Parent Common Shares shall be issued upon the surrender for exchange of Certificates or Book-Entry Shares, as applicable. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share. In lieu of the issuance of any such fractional share, Parent shall pay to each holder of Company Common Stock who otherwise would have been entitled to receive such fractional share an amount in cash (without interest) determined by multiplying (i) the fractional share interest to which such holder would otherwise be entitled (after taking into account all shares of Company Common Stock owned by such holder at the Effective Time to be converted into Parent Common Shares) to receive pursuant to Section 3.1 by (ii) the volume weighted average price per share (calculated to the nearest one-thousandth of one cent) for the Parent Common Shares on the NASDAQ for the consecutive period of five trading days concluding at the close of trading on the second trading day immediately preceding the date of the Effective Time, as calculated by Bloomberg Financial LP under the function “VWAP” (the “Parent Share Price”).

(f) Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the former stockholders of the Company one (1) year after the Effective Time shall be delivered to the Parent. Any holders of Certificates or Book-Entry Shares who have not theretofore complied with this Article III with respect to such Certificates or Book-Entry Shares shall thereafter look only to the Parent for payment of Merger Consideration and any unpaid dividends and other distributions on the Parent Common Shares deliverable in respect of each former shares of Company Common Stock such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

(g) Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to any Person for any amount delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate or Book-Entry Share shall not have been surrendered prior to the date on which any Merger Consideration in respect thereof would otherwise escheat to or become the property of any Governmental Entity, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by applicable Law, become the property of the Parent, and any holder of such Certificate or Book-Entry Share who has not theretofore complied with this Article III with respect thereto shall thereafter look only to the Parent for payment of its claim for Merger Consideration in respect thereof.

(h) The Exchange Fund shall be invested by the Exchange Agent as directed by Parent or the Surviving Company; provided, however, that any such investments shall be in securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof and having maturities of not more than one month from the date of investment. Earnings on the Exchange Fund shall be the sole and exclusive property of Parent and the Surviving Company and shall be paid to Parent or the Surviving Company, as Parent directs. No investment of the Exchange Fund shall relieve Parent, the Surviving Company or the Exchange Agent from making the payments required by this Article III, and following any losses from any such investment, Parent shall promptly provide additional funds to the Exchange Agent for the benefit of the holders of shares of Company Common Stock at the Effective Time in the amount of such losses, which additional funds will be deemed to be part of the Exchange Fund.

(i) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (such affidavit shall be in a form reasonably satisfactory to Parent and the Exchange Agent) by the

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Person claiming such Certificate to be lost, stolen or destroyed, and, if required by the Exchange Agent, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which such Person is entitled in respect of such Certificate pursuant to this Article III.

Section 3.4 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (such Shares, the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and shall instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of Taxes required by applicable Law. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Company Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and the Parent shall have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of the Parent, voluntarily make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing.

Section 3.5 Withholding Taxes. Each of the Surviving Company, each Merger Sub, Parent and the Exchange Agent shall be entitled to deduct and withhold from any cash in lieu of fractional Parent Common Shares, cash dividends or other distributions payable pursuant to Section 3.3(c) or any other cash amounts otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock (including, for the avoidance of doubt, the Cash Consideration) such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. Amounts so withheld and paid over to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 3.6 Net Asset Value Calculation. Parent shall provide the Company with a written statement setting forth its calculation of Net Asset Value, including reasonable supporting detail, (a) as of a date mutually agreed between Parent and the Company that is estimated to be seven Business Days prior to the Closing Date, calculated as of such date (provided that Parent agrees to update such calculation in the event that the Closing is subsequently materially delayed and provided further that the board of directors of Parent shall not be required to approve such computation of Net Asset Value) and (b) not later than the Business Day prior to the Closing Date, calculated as of the date that shall be applicable to the calculation of Net Asset Value for purposes of Section 3.1(d). In each case, Parent shall give the Company and its Representatives reasonable access to the individuals who have prepared such calculation and to such information, books, records and work papers as may be reasonably requested in order to assist the Company with its review of such calculation. Parent and the Company shall, and shall cause their respective Representatives to, reasonably cooperate with each other to resolve any disputes over any aspect of the calculation of Net Asset Value. Parent and the Company shall cooperate in good faith following the date of this Agreement to agree on the form of such statement and backup materials.

Section 3.7 Conversion of Shares in the Second Merger. All outstanding limited liability company interests of Sub Two held immediately prior to the effective time of the Second Merger shall remain outstanding as limited liability company interests in the Surviving Company and all shares of common stock of the Surviving Corporation shall no longer be outstanding and shall be cancelled and shall cease to exist and no consideration shall be delivered in exchange therefor.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in the Company SEC Reports filed by the Company prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding any disclosures set forth in any “risk factors” or “forward-looking statements” sections to the extent they are cautionary, predictive or forward-looking in nature) or in the Company Disclosure Letter (provided that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosed with respect to any other section or subsection to the extent that the relevance of such disclosure is reasonably apparent on the face of such disclosure), the Company represents and warrants to Parent and each Merger Sub as follows:

Section 4.1 Organization. Each of the Company and its Subsidiaries is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite entity power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so existing and in good standing or to have such power and authority would not, individually or in the aggregate, have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified, licensed and in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect. The Company has made available to Parent a copy of its certificate of incorporation and by-laws, as currently in effect, and the Company is not in violation of any provision of its certificate of incorporation or by-laws.

Section 4.2 Capitalization; Subsidiaries.

(a) As of April 28, 2015, the authorized capital stock of the Company consists of (i) 200,000,000 shares of Company Common Stock, 37,074,117 of which were issued and outstanding (including 356,555 Restricted Shares), and (ii) 1,000 shares of preferred stock, par value $0.01 per share, no shares of which were issued. All the outstanding shares of the Company’s capital stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. As of April 28, 2015, other than pursuant to the Company Benefit Plans (under which there were 356,555 Restricted Shares outstanding), there were no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or (iii) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company.

(b) All of the outstanding shares of capital stock or equivalent equity interests of each of the Company’s Subsidiaries are owned of record and beneficially, directly or indirectly, by the Company free and clear of all Liens. Section 4.2(b) of the Company Disclosure Letter sets forth, as of the date hereof, the name and jurisdiction of incorporation for each Subsidiary of the Company.

Section 4.3 Authorization; Validity of Agreement; Company Action. The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the approval and adoption of this Agreement by the holders of at least a majority of the outstanding shares of Company Common Stock (the “Company Stockholder Approval”) at the Company Special Meeting, to perform its obligations

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hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the Merger, have been duly authorized by its board of directors and, subject to the receipt of the Company Stockholder Approval and the filing of the Certificate of First Merger and the Certificate of Second Merger with the Secretary of State of the State of Delaware as required by the DGCL and the DLLCA, no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the Merger. This Agreement has been duly executed and delivered by the Company and, subject to the receipt of the Company Stockholder Approval (and assuming due and valid authorization, execution and delivery hereof by the other parties hereto), is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) general principles of equity.

Section 4.4 Consents and Approvals; No Violations. Except for (a) applicable requirements of and filings with the SEC under the Exchange Act, including the Proxy Statement to be mailed to the Company’s stockholders in connection with the Company Special Meeting (the “Proxy Statement”) and a registration statement on Form N-14 in which the Proxy Statement will be included as a prospectus (the “Form N-14”), and declaration of effectiveness of the Form N-14, (b) filings with NASDAQ, (c) the filing of the Certificate of First Merger and the Certificate of Second Merger, (d) applicable requirements under corporation or “blue sky” laws of various states, (e) compliance with the Investment Company Act and (f) any consents, approvals or filings referred to in the Company Disclosure Letter, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of the Company or any of its Subsidiaries, (ii) assuming that the consents, approvals, and filings referred to in the Company Disclosure Letter are duly obtained and/or made, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party, (iii) assuming that the consents, approvals, and filings referred to in the Company Disclosure Letter are duly obtained and/or made, violate any Law applicable to the Company or any of its Subsidiaries or (iv) require on the part of the Company any filing or registration with, notification to, or authorization, consent or approval of, any federal, state, local or foreign government, court, legislative, executive or regulatory authority, commission, agency or any self-regulatory agency (a “Governmental Entity”); except in the case of clauses (ii), (iii) and (iv) for such violations, breaches, defaults, terminations, cancellations or accelerations that, or filings, registrations, notifications, authorizations, consents or approvals the failure of which to make or obtain would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 4.5 Reports; Regulatory Matters.

(a) The Company has filed all reports and other documents with the SEC required to be filed or furnished by the Company since January 1, 2014 (any such documents filed during such period by the Company, the “Company SEC Reports”), and have paid, in each case, all fees and assessments due and payable in connection therewith. As of their respective filing dates, the Company SEC Reports (i) complied as to form in all material respects with, to the extent in effect at the time of filing, the applicable requirements of the Sarbanes-Oxley Act, the Investment Company Act, the Securities Act and the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, to the knowledge of the Company, there are no pending proceedings or investigations of the Company by a Governmental Entity.

(b) Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party

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to any consent agreement or memorandum of understanding with, or is subject to any commitment letter or similar undertaking to, any Governmental Entity that currently materially restricts the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, nor has the Company or any of its Subsidiaries been advised in writing or, to the knowledge of Company, verbally, since January 1, 2014 by any Governmental Entity that is considering issuing, initiating, ordering or requesting any of the foregoing.

Section 4.6 Company Financial Statements; Internal Controls.

(a) Each of the financial statements (including the related notes thereto and the related consolidated schedules of investments) of the Company included in the Company SEC Reports (i) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, (ii) was prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) and (iii) presented fairly in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments) in conformity with GAAP. Ernst & Young LLP has not resigned (or informed the Company that it intends to resign) or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) The Company has in all material respects designed and maintained a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company (i) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure, and (ii) has disclosed to the Company’s auditors and the audit committee of the Company’s board of directors (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

Section 4.7 No Undisclosed Liabilities. Except for (a) liabilities and obligations incurred in the ordinary course of business, (b) liabilities and obligations disclosed in the Company SEC Reports, (c) liabilities and obligations incurred in connection with the Merger or otherwise as contemplated by this Agreement, (d) liabilities and obligations that would not, individually or in the aggregate, have a Company Material Adverse Effect and (e) other liabilities and obligations that are otherwise the subject of any other representation or warranty contained in this Article IV, since January 1, 2015, neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP.

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Section 4.8 Absence of Certain Changes. Except as contemplated by this Agreement, since January 1, 2015 through the date hereof, the Company (i) has conducted its business in all material respects only in the ordinary course of business consistent with past practice and (ii) has not suffered a Company Material Adverse Effect.

Section 4.9 Employee Benefit Plans; ERISA.

(a) Each Company Benefit Plan is listed on Section 4.9(a) of the Company Disclosure Letter, and a true and correct copy of each Company Benefit Plan, related trust agreement or other funding instrument and summary plan description has been made available to Parent. Except to the extent specifically made available to Parent, as of the date hereof there are no amendments to any Company Benefit Plan that have been adopted or approved, nor has the Company or any of its Subsidiaries committed or undertaken to make any such amendments or to adopt or approve any new Company Benefit Plan.

(b) Each Company Benefit Plan has been established, maintained and administered in material compliance with its terms and applicable Laws There are no actions, suits or claims (other than routine claims for benefits) pending, or to the knowledge of the Company, threatened or anticipated with respect to any Company Benefit Plan which would, individually or in the aggregate, have a Company Material Adverse Effect. Each Company Benefit Plan that is an “employee pension benefit Plan” (as defined in Section 3(2) of ERISA) and intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or has been adopted under a prototype plan or volume submitter plan approved by the United States Internal Revenue Service and to the knowledge of the Company, nothing has occurred that would reasonably be expected to adversely affect the qualification of such Company Benefit Plan.

(c) Neither the Company nor any of its ERISA Affiliates maintains, contributes or has maintained or contributed in the last six (6) years prior to the date hereof to (x) any Company Benefit Plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code, (y) a “multiemployer plan” within the meaning of Section 3(37) of ERISA or (z) a “multiple employer plan” within the meaning of Sections 4063 and 4064 of ERISA or Section 413(c) of the Code.

(d) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will, either alone or in conjunction with any other event (whether contingent or otherwise), (i) result in any payment or benefit becoming due or payable, or required to be provided, to any employee, director, or independent contractor of the Company or any of its Subsidiaries, (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such employee, director, or independent contractor, or (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation. No payment which is or may be made by, from or with respect to any Company Benefit Plan either alone or in conjunction with any other payment, event or occurrence under any Company Benefit Plan, (i) will or could reasonably be characterized as an “excess parachute payment” under Section 280G of the Code and (ii) will not be fully deductible as a result of Section 162(m) of the Code.

(e) Neither the Company nor any of its Subsidiaries has any liability with respect to an obligation to provide health or other non-pension benefits to any employee of the Company or any of its Subsidiaries beyond his or her retirement or other termination of employment other than coverage mandated by Law.

Section 4.10 Litigation. As of the date hereof, there is no action, claim, suit, proceeding or governmental investigation (each an “Action”) pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets that would, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

Section 4.11 Compliance with Law.

(a) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of, or in default under, any Law, in each

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case, applicable to the Company or any of its Subsidiaries, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities Act, and the Exchange Act.

(b) The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act.

(c) No “affiliated person” (as defined under the Investment Company Act) of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such person has received exemptive relief from the SEC with respect to any such disqualification.

(d) Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over the Company and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Company or its Subsidiaries to be in violation of the United States Foreign Corrupt Practices Act of 1977, or any other anticorruption or anti-bribery Laws applicable to the Company or its Subsidiaries.

Section 4.12 Material Contracts.

(a) Section 4.12(a) of the Company Disclosure Letter sets forth a list of each contract to which the Company or any Subsidiary thereof is a party or by which any of their respective properties or assets is bound which, to the knowledge of the Company and as of the date hereof:

(i) contains any covenant expressly limiting the ability of the Company and its Affiliates to (A) engage in a line of business or compete with any Person in a line of business or (B) declare or pay any dividends;

(ii) creates a material partnership, joint venture or similar arrangement that is not entered into in the ordinary course of business;

(iii) relates to indebtedness incurred having a principal amount in excess of $1,000,000;

(iv) obligates the Company or any Subsidiary to conduct any business that is material to the Company on an exclusive basis with any third party;

(v) involves committed expenditures by the Company or any Company Subsidiary in excess of $100,000 in the aggregate on or after the date of this Agreement and that is not terminable by the Company on 90 days’ notice or less; or

(vi) was entered into after January 1, 2015 and relates to the acquisition or disposition by the Company or any Subsidiary of any business or operations involving value in excess of $1,000,000 as to which there are any material ongoing obligations of the Company.

(b) Each contract set forth in Section 4.12(a) of the Company Disclosure Letter and each “material contract” as defined in Item 601(b)(10) of Regulation S-K under the Securities Act is referred to herein as a “Company Material Contract.” Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Material Contract is valid and binding on the Company and, to the knowledge of the Company, each other party thereto, as applicable, and in full force and effect (except that such enforcement may be subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and (y) general principles of equity) and (ii) there is no event or condition which has occurred or exists, which constitutes or could constitute (with or without notice, the happening of any event and/or the passage of time) a default or breach by the Company under any Company Material Contract.

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Section 4.13 Insurance. The Company and its Subsidiaries are insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all such insurance policies are in full force and effect and no written notice of cancellation has been received by the Company under such policies.

Section 4.14 Taxes. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect:

(a) Each of the Company and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate. All Taxes shown to be due and owing on such Tax Returns have been timely paid. Each of the Company and its Subsidiaries has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign Laws) and have, within the time and in the manner prescribed by applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(b) The most recent financial statements contained in the Company SEC Reports filed prior to the date of this Agreement reflect, in accordance with GAAP, an adequate reserve for all Taxes payable by the Company and its Subsidiaries for all taxable periods through the date of such financial statements.

(c) There is no audit, examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes or Tax Return of the Company or its Subsidiaries, and, to the knowledge of the Company, neither the Company nor any of its Subsidiaries has received written notice of any claim made by a Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries, as applicable, does not file a Tax Return, that the Company or such Subsidiary is or may be subject to income taxation by that jurisdiction. No deficiency with respect to any Taxes has been proposed, asserted or assessed in writing against the Company or any of its Subsidiaries, and no requests for waivers of the time to assess any Taxes are pending.

(d) There are no outstanding written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against the Company or any of its Subsidiaries, and no power of attorney granted by either the Company or any of its Subsidiaries with respect to any Taxes is currently in force.

(e) Neither the Company nor any of its Subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes imposed on or with respect to any individual or other person (other than (i) such agreements with customers, vendors, lessors or the like entered into in the ordinary course of business and (ii) agreements with or among the Company or any of its Subsidiaries), and neither the Company nor any of its Subsidiaries (A) has been a member of an affiliated group (or similar state, local or foreign filing group) filing a consolidated U.S. federal income Tax Return (other than the group the common parent of which is the Company or a subsidiary of the Company) or (B) has any liability for the Taxes of any person (other than the Company or any of its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), or (ii) as a transferee or successor.

(f) There are no material Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of the Company and its Subsidiaries.

(g) In the last five (5) years, neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock to which Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) applied or was intended to apply.

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(h) Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(i) The Company made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC at all times since 2002 and expects to continue to so qualify through the Effective Time. No challenge to the Company’s status as a RIC is pending or has been threatened in writing. The Company has not any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. The Company has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Company is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Company at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Company is in compliance in all material respects with applicable regulations of the United States Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

Section 4.15 Investment Assets. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company or its Subsidiaries and except for liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business (provided such liens do not impair or frustrate the transactions contemplated by this Agreement).

Section 4.16 Real Property. The Company does not own any real property. Section 4.16 of the Company Disclosure Letter sets forth a complete and accurate list of all real property leased by the Company or any of its Subsidiaries (the “Company Leased Real Property”). To the knowledge of the Company, the Company and its Subsidiaries have valid leasehold interests in all of the Company Leased Real Property, free and clear of all Liens, except for (a) Liens reflected in the Company SEC Reports, (b) Liens for current Taxes, assessments or governmental charges or levies on property not yet due and payable and Liens for Taxes that are being contested in good faith by appropriate proceedings and for which an adequate reserve has been provided on the appropriate financial statements, (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by Law in the ordinary course of business and (d) Liens which would not materially interfere with the use of such property or assets by the Company or its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with the terms of all leases relating to the Company Leased Real Property and all such leases are in full force and effect.

Section 4.17 Intellectual Property. The Company and its Subsidiaries own, or are validly licensed or otherwise have the right to use, all Intellectual Property necessary to conduct the business of the Company and, as applicable, its Subsidiaries, except for any such Intellectual Property rights that, if not possessed by the Company, would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, to the knowledge of the Company (i) the conduct of the business of the Company and its Subsidiaries, as currently conducted, does not infringe, misappropriate, or otherwise violate any Person’s Intellectual Property, and as of the date hereof there is no such claim pending or threatened in writing against the Company or any Subsidiary of the Company, and (ii) no Person is infringing, misappropriating or otherwise violating any Intellectual Property owned by the Company or any Subsidiary of the Company.

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Section 4.18 Labor Matters. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there are no pending labor disputes, work stoppages, requests for representation, pickets, work slow-downs due to labor disagreements or any actions or arbitrations that involve the labor or employment relations of the Company or any of its Subsidiaries.

Section 4.19 Proxy Statement and Form N-14. The Proxy Statement and Form N-14 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or the Merger Subs for inclusion or incorporation by reference therein.

Section 4.20 Board Vote; Company Stockholder Approval; Takeover Statutes. At or prior to the date hereof, the board of directors of the Company, at a meeting duly called and held, has, by unanimous vote of all directors, (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interest of the Company’s stockholders, (b) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger, and (c) resolved to recommend that the stockholders of the Company adopt this Agreement and approve the Merger (the “Company Recommendation”). Assuming the accuracy of the representations and warranties of Parent and the Merger Subs in Section 5.24, (i) the Company Stockholder Approval is the only vote of holders of any class of securities of the Company which is required to adopt this Agreement and effect the transactions contemplated hereby and (ii) the board of directors of the Company has taken all action necessary so that no “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation enacted under state or federal laws in the United States applicable to the Company, including the restrictions on business combinations contained in Section 203 of the DGCL will apply with respect to this Agreement or the transactions contemplated hereby, including the Merger. Each holder of shares of Company Common Stock entitled to vote at the Company Special Meeting is entitled to one vote per share.

Section 4.21 Brokers or Finders. No investment banker, broker, finder, consultant or intermediary other than Morgan Stanley & Co. LLC, the fees and expenses of which will be paid by the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 4.22 Opinion of Financial Advisors. The Company has received the opinion of Morgan Stanley & Co. LLC, dated as of April 28, 2015, to the effect that, as of such date, and based upon and subject to the matters set forth in the opinion, the consideration to be received by the stockholders of the Company pursuant to the Merger is fair, from a financial point of view, to such stockholders.

Section 4.23 No Other Representations. Except for the representations and warranties contained in this Article IV, neither the Company or any Subsidiary of the Company nor any other Person acting on behalf of the Company or any such Subsidiary makes any representation or warranty, express or implied.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBS

Except as disclosed in the Parent SEC Reports filed by Parent prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding any disclosures set forth in any “risk factors” or “forward-looking statements” sections to the extent they are cautionary, predictive or forward-looking in nature) or in the Parent Disclosure Letter (provided that disclosure of any item in any section or subsection of the Parent Disclosure Letter shall be deemed disclosed with respect to any other section or

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subsection to the extent that the relevance of such disclosure is reasonably apparent on the face of such disclosure), Parent and the Merger Subs jointly and severally represent and warrant to the Company as follows:

Section 5.1 Organization. Each of Parent and each Merger Sub is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so existing and in good standing or to have such power and authority would not, individually or in the aggregate, have a Parent Material Adverse Effect. Each of Parent and each Merger Sub is duly qualified or licensed to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect. Parent has made available to the Company a copy of the charter and bylaws or other equivalent organizational documents of Parent and the Merger Subs, as currently in effect, and neither Parent nor the Merger Subs are in violation of any provision of its charter or bylaws or other equivalent organizational documents.

Section 5.2 Capitalization; Subsidiaries.

(a) As of April 28, 2015, the authorized capital stock of Parent consists of 100,000,000 shares of common stock, par value $0.001 per share, 14,898,056 of which were issued and outstanding. All the outstanding shares of Parent’s capital stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. As of April 28, 2015, there were no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating Parent or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interests in Parent or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries or (iii) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent.

(b) All of the outstanding shares of capital stock or equivalent equity interests of each of Parent’s Subsidiaries are owned of record and beneficially, directly or indirectly, by Parent free and clear of all Liens. Section 5.2 of the Parent Disclosure Letter sets forth, as of the date hereof, the name and jurisdiction of incorporation for each Subsidiary of Parent.

Section 5.3 Authorization; Validity of Agreement; Necessary Action. Each of Parent and each Merger Sub has the requisite corporate or other power and authority to execute and deliver this Agreement and, subject to obtaining the approval of the issuance of the Parent Common Shares by at least a majority of the votes cast by holders of Parent Common Shares at the Parent Special Meeting, assuming that a quorum is present (the “Parent Stockholder Approval”), to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance by Parent and the Merger Subs of this Agreement, and the consummation by Parent and the Merger Subs of the Merger, have been duly authorized by Parent’s board of directors, and approved and adopted by the sole member of each Merger Sub, and, subject to the receipt of the Parent Stockholder Approval, no other corporate action on the part of Parent or the Merger Subs is necessary to authorize the execution and delivery by Parent and the Merger Subs of this Agreement and the consummation by them of the Merger. This Agreement has been duly executed and delivered by Parent and the Merger Subs and, subject to the receipt of the Parent Stockholder Approval (and assuming due and valid authorization, execution and delivery hereof by the Company) is a valid and binding obligation of each of Parent and each Merger Sub, enforceable against them in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) general principles of equity.

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Section 5.4 Consents and Approvals; No Violations. Except for (a) applicable requirements of and filings with the SEC under the Exchange Act, including the Proxy Statement and the Form N-14 and declaration of effectiveness of the Form N-14, (b) filings with the NASDAQ, (c) the filing of the Certificate of First Merger and the Certificate of Second Merger, (d) applicable requirements under corporation or “blue sky” laws of various states, (e) compliance with the Investment Company Act and (f) any consents, approvals or filings referred to in the Parent Disclosure Letter, neither the execution, delivery or performance of this Agreement by Parent and the Merger Subs nor the consummation by Parent and the Merger Subs of the transactions contemplated hereby will (i) violate any provision of the charter or bylaws (or equivalent organizational documents) of Parent or any of its Subsidiaries, (ii) assuming that the consents, approvals and filings referred to in the Parent Disclosure Letter are duly obtained and/or made, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or any of its Subsidiaries is a party, (iii) assuming that the consents, approvals, and filings referred to in the Parent Disclosure Letter are duly obtained and/or made, violate any Law applicable to Parent or any of its Subsidiaries or (iv) require on the part of Parent or the Merger Subs any filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity; except in the case of clauses (ii), (iii) and (iv) for such violations, breaches, defaults, terminations, cancellations or accelerations that, or filings, registrations, notifications, authorizations, consents or approvals the failure of which to make or obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 5.5 Reports; Regulatory Matters.

(a) Parent has filed all reports and other documents with the SEC required to be filed or furnished by Parent since January 1, 2014 (any such documents filed during such period by Parent, the “Parent SEC Reports”), and has paid, in each case, all fees and assessments due and payable in connection therewith. As of their respective filing dates, the Parent SEC Reports (i) complied as to form in all material respects with, to the extent in effect at the time of filing, the applicable requirements of the Sarbanes-Oxley Act, the Investment Company Act, the Securities Act and the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, to the knowledge of the Parent, there are no pending proceedings or investigations by a Governmental Entity.

(b) Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any consent agreement or memorandum of understanding with, or is subject to any commitment letter or similar undertaking to, any Governmental Entity that currently materially restricts the conduct of its business or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, nor has the Parent or any of its Subsidiaries been advised in writing or, to the knowledge of Parent, verbally, since January 1, 2014 by any Governmental Entity that is considering issuing, initiating, ordering or requesting any of the foregoing.

Section 5.6 Parent Financial Statements; Internal Controls.

(a) Each of the financial statements (including the related notes thereto and the related consolidated schedules of investments) of Parent included in the Parent SEC Reports (i) have been prepared from, and are in accordance with, the books and records of Parent and its Subsidiaries, (ii) was prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) and (iii) presented fairly in all material respects the consolidated financial position of Parent and its Subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for

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the respective periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments) in conformity with GAAP. McGladrey LLP has not resigned (or informed Parent that it intends to resign) or been dismissed as independent public accountants of Parent as a result of or in connection with any disagreements with Parent on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Parent has in all material respects designed and maintained a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Parent (i) has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of Sarbanes-Oxley Act, and (ii) has disclosed to Parent’s auditors and the audit committee of Parent’s board of directors (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect Parent’s ability to record, process, summarize and report financial information and (B) any fraud that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting.

Section 5.7 No Undisclosed Liabilities. Except for (a) liabilities and obligations incurred in the ordinary course of business, (b) liabilities and obligations disclosed in the Parent SEC Reports, (c) liabilities and obligations incurred in connection with the Merger or otherwise as contemplated by this Agreement, (d) liabilities and obligations that would not, individually or in the aggregate, have a Parent Material Adverse Effect and (e) other liabilities and obligations that are otherwise the subject of any other representation or warranty contained in this Article V, since September 30, 2014, neither Parent nor any of its Subsidiaries has incurred any liabilities or obligations that would be required to be reflected or reserved against in a consolidated balance sheet of Parent and its Subsidiaries prepared in accordance with GAAP.

Section 5.8 Absence of Certain Changes. Except as contemplated by this Agreement, since September 30, 2014 through the date hereof, Parent (i) has conducted its business in all material respects only in the ordinary course of business consistent with past practice and (ii) has not suffered a Parent Material Adverse Effect.

Section 5.9 Employee Matters. None of Parent or any of its Subsidiaries has any employees.

Section 5.10 Litigation. As of the date hereof, there is no Action, pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries (and neither the Parent nor any of its Subsidiaries has received notice of any such Action) or any of their respective properties or assets that would, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.

Section 5.11 Compliance with Law.

(a) Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, neither Parent nor any of its Subsidiaries is in violation of, or in default under, any Law, in each case, applicable to Parent or any of its Subsidiaries, including, if and to the extent applicable, the Investment Company Act, the Investment Advisers Act, the Securities Act, and the Exchange Act.

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(b) Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act.

(c) No “affiliated person” (as defined under the Investment Company Act) of Parent has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such person has received exemptive relief from the SEC with respect to any such disqualification.

(d) Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, the Parent and its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over the Parent and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Parent or its Subsidiaries to be in violation of the United States Foreign Corrupt Practices Act of 1977, or any other anticorruption or anti-bribery Laws applicable to the Parent or its Subsidiaries.

Section 5.12 Merger Subs’ Operations. Each Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not owned any assets, engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby. All of the issued and outstanding limited liability company interests of each Merger Sub is owned by Parent.

Section 5.13 Material Contracts.

(a) Section 5.13(a) of the Parent Disclosure Letter sets forth a list of each contract to which Parent, any Subsidiary or either of the Merger Subs is a party or by which any of their respective properties or assets is bound which, to the knowledge of the Parent and as of the date hereof:

(i) contains any covenant expressly limiting the ability of Parent and its Affiliates to (A) engage in a line of business or compete with any Person in a line of business or (B) declare or pay any dividends;

(ii) creates a material partnership, joint venture or similar arrangement that is not entered into in the ordinary course of business;

(iii) relates to indebtedness incurred having a principal amount in excess of $1,000,000;

(iv) obligates Parent or any Subsidiary to conduct any business that is material to Parent on an exclusive basis with any third party; or

(v) was entered into after January 1, 2015 and relates to the acquisition or disposition by Parent or any Subsidiary of any business or operations involving value in excess of $1,000,000 as to which there are any material ongoing obligations of Parent.

(b) Each contract set forth in Section 5.13(a) of the Parent Disclosure Letter and each “material contract” as defined in Item 601(b)(10) of Regulation S-K under the Securities Act is referred to herein as a “Parent Material Contract.” Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) each Parent Material Contract is valid and binding on Parent and, to the knowledge of Parent, each other party thereto, as applicable, and in full force and effect (except that such enforcement may be subject to (x) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and (y) general principles of equity) and (ii) there is no event or condition which has occurred or exists, which constitutes or could constitute (with or without notice, the happening of any event and/or the passage of time) a default or breach under any Parent Material Contract by Parent.

Section 5.14 Insurance. Parent and its Subsidiaries are insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. Except as has not had and would not

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reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, all such insurance policies are in full force and effect and no written notice of cancellation has been received by Parent under such policies.

Section 5.15 Taxes. Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect:

(a) Each of Parent and its Subsidiaries has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate. All Taxes shown to be due and owing on such Tax Returns have been timely paid. Each of Parent and its Subsidiaries has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign Laws) and have, within the time and in the manner prescribed by applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(b) The most recent financial statements contained in the Parent SEC Reports filed prior to the date of this Agreement reflect, in accordance with GAAP, an adequate reserve for all Taxes payable by Parent and its Subsidiaries for all taxable periods through the date of such financial statements.

(c) There is no audit, examination, deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes or Tax Return of Parent or its Subsidiaries, and, to the knowledge of Parent, neither Parent nor any of its Subsidiaries has received written notice of any claim made by a Governmental Entity in a jurisdiction where Parent or any of its Subsidiaries, as applicable, does not file a Tax Return, that Parent or such Subsidiary is or may be subject to income taxation by that jurisdiction. No deficiency with respect to any Taxes has been proposed, asserted or assessed in writing against Parent or any of its Subsidiaries, and no requests for waivers of the time to assess any Taxes are pending.

(d) There are no outstanding written agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any Taxes or deficiencies against Parent or any of its Subsidiaries, and no power of attorney granted by either Parent or any of its Subsidiaries with respect to any Taxes is currently in force.

(e) Neither Parent nor any of its Subsidiaries is a party to any agreement providing for the allocation or sharing of Taxes imposed on or with respect to any individual or other person (other than (i) such agreements with customers, vendors, lessors or the like entered into in the ordinary course of business and (ii) agreements with or among Parent or any of its Subsidiaries), and neither Parent nor any of its Subsidiaries (A) has been a member of an affiliated group (or similar state, local or foreign filing group) filing a consolidated U.S. federal income Tax Return (other than the group the common parent of which is Parent or a subsidiary of Parent) or (B) has any liability for the Taxes of any person (other than Parent or any of its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), or (ii) as a transferee or successor.

(f) There are no material Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of Parent and its Subsidiaries.

(g) In the last five (5) years, neither Parent nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock to which Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) applied or was intended to apply.

(h) Neither Parent nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

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(i) Parent made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. Parent has qualified as a RIC at all times since September 30, 2011 and expects to continue to so qualify through the Effective Time. No challenge to Parent’s status as a RIC is pending or has been threatened in writing. Parent has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. Parent has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. Parent is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by Parent at any time prior to the Closing Date shall have been, and are expected to, be deductible pursuant to the dividends paid deduction under Section 562 of the Code. Parent is in compliance in all material respects with applicable regulations of the United States Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

Section 5.16 Investment Assets. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and each of its Subsidiaries has good title to all securities, indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent or its Subsidiaries and except for liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business (provided such liens do not impair or frustrate the transactions contemplated by this Agreement).

Section 5.17 Real Property. None of Parent or any of its Subsidiaries owns or leases any real property.

Section 5.18 Intellectual Property. Parent and its Subsidiaries own, or are validly licensed or otherwise have the right to use, all Intellectual Property necessary to conduct the business of Parent and, as applicable, its Subsidiaries, except for any such Intellectual Property rights that, if not possessed by Parent, would not, individually or in the aggregate, have a Parent Material Adverse Effect. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, to the knowledge of Parent (i) the conduct of the business of Parent and its Subsidiaries, as currently conducted, does not infringe, misappropriate, or otherwise violate any Person’s Intellectual Property, and as of the date hereof there is no such claim pending or threatened in writing against Parent or any Subsidiary of Parent, and (ii) no Person is infringing, misappropriating or otherwise violating any Intellectual Property owned by Parent or any Subsidiary of Parent.

Section 5.19 Reserved.

Section 5.20 Proxy Statement and Form N-14. None of the information supplied by Parent or the Merger Subs for inclusion in the Proxy Statement or the Form N-14 will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.21 Board Vote; Parent Stockholder Approval . At or prior to the date hereof, the board of directors of Parent, at a meeting duly called and held, has, by unanimous vote of all directors, (a) determined that this Agreement and the transactions contemplated hereby, including the Merger and the issuance of the Parent Common Shares in connection therewith, are advisable, fair to and in the best interest of Parent’s stockholders, (b) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger and the issuance of the Parent Common Shares in connection therewith, and (c) resolved to recommend that the stockholders of Parent approve the issuance of the Parent Common Shares in connection with the Merger (the “Parent Recommendation”). Each holder of Parent Common Shares entitled to vote at the Parent Special Meeting is entitled to one vote per share. At or prior to the date hereof, the sole member of each of the Merger

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Subs has (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interest of the sole member of each the Merger Sub, and (b) approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger, and such approval and adoption is the only approval of holders of any class of securities of the Merger Subs which is required to adopt this Agreement and effect the transactions contemplated hereby.

Section 5.22 Brokers or Finders. No investment banker, broker, finder, consultant or intermediary other than Keefe, Bruyette & Woods, Inc. and SunTrust Robinson Humphrey, Inc., the fees and expenses of which will be paid by Parent, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent or any of its Subsidiaries, including the Merger Subs.

Section 5.23 Share Ownership. To the knowledge of Parent, none of Parent, the Merger Subs or any of their respective Affiliates owns (beneficially, of record or otherwise) any shares of Company Common Stock.

Section 5.24 Interested Stockholder. None of Parent, the Merger Subs or their respective Affiliates is or ever has been an “interested stockholder” (as defined in Section 203 of the DGCL) with respect to the Company.

Section 5.25 No Arrangements with Management or Stockholders. Other than this Agreement and as set forth on Section 5.25 of the Parent Disclosure Letter, as of the date hereof, there are no contracts, undertakings, commitments, agreements or obligations or understandings, whether written or oral, between Parent or the Merger Subs or any of their Affiliates, on the one hand, and (i) any member of the Company’s management or board of directors or (ii) any stockholder of the Company, on the other hand, relating to the transactions contemplated by this Agreement or the operations of the Company after the Effective Time.

Section 5.26 Investment Adviser and Administrator. The Investment Adviser is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. PennantPark Investment Administration, LLC (the “Administrator”) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The Investment Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as the investment adviser of Parent as contemplated by the Parent SEC Reports. There does not exist any proceeding or, to the knowledge of Parent, any facts or circumstances the existence of which would be reasonably adversely affect the registration of the Investment Adviser with the SEC or the ability of the Investment Adviser to perform its obligations under its investment advisory agreement with Parent. There is no action, suit or proceeding or, inquiry or investigation before or brought by any court, governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Parent, threatened, against or affecting either the Investment Adviser or the Administrator, which is required to be disclosed in the Parent SEC Reports or which would reasonably be expected to result in a Parent Material Adverse Effect.

Section 5.27 Sufficient Funds. Parent and the Investment Adviser collectively have (or will have at Closing) available to them all funds necessary to fund the Cash Consideration and their obligation to fund the Cash Consideration is not dependent or conditional upon the receipt of financing (whether debt or equity) from any third party.

Section 5.28 Investigation by Parent and the Merger Subs. Each of Parent and each Merger Sub has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company and its Subsidiaries and acknowledges that each of Parent and each Merger Sub has been provided access to the properties, premises and records of the Company and its Subsidiaries for this purpose. In entering into this Agreement, each of Parent and each Merger Sub has relied solely upon its own investigation and analysis, and each of Parent and each Merger Sub acknowledges that, except for the representations and warranties of the Company expressly set forth in Article IV, none of the Company or its Subsidiaries nor any of

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their respective Representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Parent or the Merger Subs or any of their Representatives. Without limiting the generality of the foregoing, none of the Company or its Subsidiaries nor any of their respective Representatives or any other Person has made a representation or warranty to Parent or the Merger Subs with respect to (a) any projections, estimates or budgets for the Company or its Subsidiaries or (b) any material, documents or information relating to the Company or its Subsidiaries made available to each of Parent or each Merger Sub or their Representatives in any “data room,” confidential information memorandum or otherwise, except as expressly and specifically covered by a representation or warranty set forth in Article IV.

ARTICLE VI

COVENANTS

Section 6.1 Interim Operations of the Company.

(a) During the period from the date of this Agreement to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (i) as may be required by Law, (ii) with the prior written consent of Parent (which may be via e-mail from the person named under Section 9.3 to receive notices on behalf of Parent hereunder), which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as contemplated or permitted by this Agreement or (iv) as set forth in the Company Disclosure Letter, the Company shall, and shall cause its Subsidiaries to, carry on its business in the ordinary course and use reasonable best efforts to preserve intact its business organization, keep available the services of its current officers and employees, maintain in effect all material licenses and permits required to carry on their respective businesses, maintain in effect any exemptive orders or exemptive relief which they have received from the SEC and which are currently in effect and preserve their material business relationships; provided, however, that no action by the Company or any of its Subsidiaries with respect to matters addressed specifically by any provision of this Section 6.1 shall be deemed a breach of this sentence unless such action would constitute a breach of such specific provision.

(b) Without limiting the generality of the foregoing, during the period from the date of this Agreement to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (i) as may be required by Law, (ii) with the prior written consent of Parent (which may be via e-mail from the person named under Section 9.3 to receive notices on behalf of Parent hereunder), which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as required, contemplated or permitted by this Agreement or (iv) as set forth in the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to:

(i) except for Company Common Stock to be issued or delivered pursuant to equity awards outstanding on the date hereof or pursuant to the Company Benefit Plans, issue, deliver, sell, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of (i) any shares of capital stock of any class or any other ownership interest of the Company or any of its Subsidiaries, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of the Company or any of its Subsidiaries, or (ii) any other securities of the Company or any of its Subsidiaries in respect of, in lieu of, or in substitution for, Company Common Stock outstanding on the date hereof;

(ii) except pursuant to the Company Benefit Plans, redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any outstanding Company Common Stock;

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(iii) split, combine, subdivide or reclassify any Company Common Stock or declare, set aside for payment or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any Company Common Stock or otherwise make any payments to stockholders in their capacity as such;

(iv) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, other than the Merger;

(v) other than in the ordinary course of business, acquire, sell, lease or dispose of any assets that, in the aggregate, are material to the Company and its Subsidiaries, taken as a whole, to any Person other than a wholly-owned Subsidiary;

(vi) enter into any new line of business;

(vii) other than in the ordinary course of business, redeem, repurchase, prepay, defease, incur or otherwise acquire any indebtedness for borrowed money, enter into any “keep well” or other agreement to maintain any financial statement condition of another Person or enter into any arrangement have the economic effect of any of the foregoing, in each case, in addition to that incurred as of the date of this Agreement or guarantee any such indebtedness;

(viii) make any investment or loan (other than any unfunded commitments existing as of the date hereof) either by purchase of stock or securities or otherwise, contributions to capital, property transfers, or purchase of any property or assets of any other individual, Person or other entity (other than a Subsidiary);

(ix) except as may be required under any Company Benefit Plan or as provided for in this Agreement, grant any increase in, take any action to accelerate the vesting or payment or fund or in any other way secure the payment of, the compensation and benefits of any of the Company’s directors, officers, consultants or key employees, enter into any employment or severance agreement with any such director, officer, consultant or key employee, or adopt, terminate or materially amend any Company Benefit Plan;

(x) make any material change in any of the tax or financial accounting principles, practices or methods used by the Company unless required by GAAP or applicable Law

(xi) amend any material Tax Return of the Company, make, revoke or amend any material Tax election of the Company, or settle or compromise any material Tax liability or refund of the Company;

(xii) directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify or not be subject to tax as a RIC; provided, however, on or before the Closing Date, the Company shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Company’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, any prior year shortfall as determined under Section 4982(b)(2) of the Code, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date;

(xiii) incur any capital expenditures;

(xiv) enter into any contract, agreement, commitment or arrangement whereby the obligation or liability imposed on the Company or any of its Subsidiaries under such contract, agreement, commitment or arrangement would exceed $50,000, or whereby such contract, agreement, commitment or arrangement would otherwise constitute a Company Material Contract, or amend any contract, agreement, commitment or arrangements in existence on the date hereof that, after giving effect to such amendment, would impose an obligation or liability on the Company or any of its Subsidiaries under such contract, agreement, commitment or arrangement in excess of $50,000 or constitute a Company Material Contract;

(xv) other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any Company Material Contract;

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(xvi) commence or settle any material claim, suit, action or proceeding;

(xvii) except as contemplated by this Agreement, amend the certificate of incorporation or by-laws of the Company or similar governing documents of any of its subsidiaries; or

(xviii) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Section 6.2 Interim Operations of Parent.

(a) During the period from the date of this Agreement to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (i) as may be required by Law, (ii) with the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as contemplated or permitted by this Agreement or (iv) as set forth in the Parent Disclosure Letter, Parent shall, and shall cause its Subsidiaries to, carry on its business in the ordinary course consistent with past practice and use reasonable best efforts to preserve intact its business organization, keep available the services of its current officers and employees, maintain in effect all material licenses and permits required to carry on their respective businesses, maintain in effect any exemptive orders or exemptive relief which they have received from the SEC and which are currently in effect and preserve their material business relationships; provided, however, that no action by Parent or any of its Subsidiaries with respect to matters addressed specifically by any provision of this Section 6.2 shall be deemed a breach of this sentence unless such action would constitute a breach of such specific provision.

(b) Without limiting the generality of the foregoing, during the period from the date of this Agreement to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, except (i) as may be required by Law, (ii) with the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, (iii) as required, contemplated or permitted by this Agreement or (iv) as set forth in the Parent Disclosure Letter, Parent shall not, and shall not permit any of its Subsidiaries to:

(i) except (A) for shares of Parent’s capital stock to be issued or delivered pursuant to options outstanding on the date hereof, pursuant to the Parent Benefit Plans, (B) as provided for in Parent’s dividend reinvestment plan and (C) issuances of Parent Common Shares at a price per share at or above the Parent’s then current Net Asset Value per Parent Common Share in one or more underwritten offerings for cash, issue, deliver, sell, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance of (i) any shares of capital stock of any class or any other ownership interest of Parent or any of its Subsidiaries, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock or any other ownership interest of Parent or any of its Subsidiaries, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any other ownership interest of Parent or any of its Subsidiaries or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or any other ownership interest of Parent or any of its Subsidiaries, or (ii) any other securities of Parent or any of its Subsidiaries in respect of, in lieu of, or in substitution for, capital stock outstanding on the date hereof;

(ii) split, combine, subdivide or reclassify any Parent Common Shares or declare, set aside for payment or pay any dividend (whether in cash, stock or property, or any combination thereof) in respect of any Parent Common Shares or otherwise make any payments to stockholders in their capacity as such, other than dividends by a wholly-owned Subsidiary of Parent or regular quarterly dividends in the ordinary course of business consistent with past practice, and special dividends in such amounts as determined by the Parent’s board of directors in its sole discretion (but not to exceed Parent’s undistributed net investment income at the time of such dividend), in each case, on the Parent Common Shares;

(iii) acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or assets or properties of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, if such transaction would reasonably be expected to prevent or materially delay the consummation of the Merger;

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(iv) enter into any new line of business;

(v) commence or settle any material claim, suit, action or proceeding;

(vi) take any action that would, or would reasonably be expected to, (i) result in the failure of any condition set forth in Article VII or (ii) prevent, materially delay or materially impede the consummation of the Merger and/or the other transactions contemplated by this Agreement;

(vii) directly or indirectly take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Parent to fail to qualify or not be subject to tax as a RIC;

(viii) make any material change in any of the tax or financial accounting principles, practices or methods used by the Parent unless required by GAAP or applicable law;

(ix) except as contemplated by this Agreement, amend the charter or bylaws or similar organizational documents of the Parent or Merger Subs;

(x) take any action that would reasonably be expected to delay materially or adversely affect the ability of any of the parties hereto to obtain any consent, authorization, order or approval of any Governmental Entity or the expiration of any waiting period under applicable antitrust laws required to consummate the transactions contemplated by this Agreement; or

(xi) enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

Section 6.3 Access to Information.

(a) Upon reasonable notice, each of the Company and Parent shall (and shall cause each of its Subsidiaries to) afford to officers, employees, counsel, investment bankers, accountants and other authorized representatives (“Representatives”) of the other party reasonable access, in a manner not disruptive to the operations of its and its Subsidiaries’ business, during normal business hours and upon reasonable notice throughout the period prior to the earlier of the Effective Time and the termination of this Agreement, to its and its Subsidiaries’ properties, books and records and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to such Representatives all information concerning its and its Subsidiaries’ business as may reasonably be requested; provided, however, that nothing herein shall require the Company or any of its Subsidiaries or Parent or any of its Subsidiaries to disclose any information to the other party if such disclosure would, in the reasonable judgment of the Company or Parent, as applicable, (i) cause significant competitive harm to it or its Subsidiaries or portfolio companies if the transactions contemplated by this Agreement are not consummated, (ii) violate applicable Law or the provisions of any agreement to which it or any of its Subsidiaries or portfolio companies is a party or (iii) jeopardize any attorney-client or other privilege or trade secret protection. If any of the information or material furnished pursuant to this Section 6.3 includes material or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened Litigation or governmental investigations, each party hereto understands and agrees that the parties hereto have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the parties hereto that the sharing of such material or information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information provided by the Company or any of its Subsidiaries that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and the joint defense doctrine.

(b) The Company and Parent will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.3 for any competitive or other purpose unrelated to the consummation of the transactions contemplated by this Agreement.

(c) Parent hereby agrees that the confidentiality agreement, dated February 9, 2015, between the Company and the Adviser shall apply with respect to information furnished by the Company, its Subsidiaries and

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the Company’s officers, employees and other Representatives hereunder. Company hereby agrees that the confidentiality agreement, dated April 7, 2015 (together with the confidentiality agreement referenced in the previous sentence, the “Confidentiality Agreement”), between Parent and the Company shall apply with respect to information furnished by Parent, its Subsidiaries, the Adviser and Parent’s officers, employees and other Representatives hereunder.

Section 6.4 Acquisition Proposals.

(a) Subject to the provisions of this Section 6.4, the Company will not, and will cause its Subsidiaries not to, and will instruct the Company’s and its Subsidiaries’ respective officers, directors, employees and other Representatives not to, (i) initiate or solicit or knowingly encourage any inquiries with respect to, or the making of, any Acquisition Proposal or (ii) except as permitted below, (A) engage in negotiations or discussions with or provide any information or data to, any Person relating to an Acquisition Proposal, (B) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal or (C) execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to any Acquisition Proposal (other than a confidentiality agreement contemplated by Section 6.4(b)). The Company shall, and shall direct each of its Representatives to, immediately cease any solicitations, discussions or negotiations with any Person (other than Parent or Merger Subs) conducted heretofore with respect to any Acquisition Proposal and promptly request return or destruction of confidential information related thereto.

(b) Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Stockholder Approval, in the event that the Company receives a bona fide Acquisition Proposal that is not received in violation of this Section 6.4, the Company and its board of directors may participate in discussions or negotiations with, or furnish any information to, any Person making such Acquisition Proposal and its Representatives or potential sources of financing if the Company’s board of directors determines in good faith, after consultation with its counsel and financial advisor, that such Person is reasonably likely to submit to the Company a Superior Proposal and that failure to take such action would reasonably be expected to be inconsistent with the board of directors’ fiduciary duties; provided, however, that, prior to providing any nonpublic information to such Person, the Company shall have entered into a confidentiality agreement with such Person on terms that are substantially similar to the confidentiality provisions of the Confidentiality Agreement between the Company and the Adviser and that any nonpublic information concerning the Company and its Subsidiaries provided to such Person, to the extent not previously provided to Parent, is promptly provided to Parent. In addition, nothing herein shall restrict the Company from complying with its disclosure obligations with regard to any Acquisition Proposal under applicable Law.

(c) The Company will promptly (and in any event within 48 hours) notify Parent of the receipt by the Company of any Acquisition Proposal, which notice shall include the material terms of and identity of the Person(s) making such Acquisition Proposal. The Company will (subject to the fiduciary duties of the board of directors) keep Parent reasonably informed of the status and material terms and conditions of any such Acquisition Proposal and of any material amendments or proposed material amendments thereto and will promptly notify Parent of any determination by the Company’s board of directors that such Acquisition Proposal constitutes a Superior Proposal.

(d) The board of directors of the Company may, at any time prior to obtaining the Company Stockholder Approval, (i) approve, endorse or recommend a Superior Proposal or enter into a definitive agreement with respect to a Superior Proposal or (ii) modify or amend in a manner adverse to Parent or withdraw the Company Recommendation ((i) or (ii) above being referred to as a “Change in Recommendation”), provided that (x) prior to such Change in Recommendation, the board of directors of the Company determines, in good faith (after consultation with its counsel), that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law and (y) such Change in Recommendation is in connection with a Superior Proposal.

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(e) Notwithstanding anything to the contrary contained in this Agreement, the Company may not terminate this Agreement to enter into a definitive agreement with respect to a Superior Proposal unless (i) it notifies Parent in writing of its intention to take such action at least three (3) Business Days prior to taking such action, specifying the material terms of any applicable Superior Proposal and identifying the Person(s) making such Superior Proposal, (ii) Parent does not make, after being provided with reasonable opportunity to negotiate with the Company and its Representatives, within such three (3) Business Day period, irrevocable adjustments in the terms and conditions of this Agreement that the board of directors of the Company determines, in good faith after consultation with its counsel and financial advisors, is at least as favorable to the Company’s stockholders as such Superior Proposal and (iii) the Company is not in material breach of this Section 6.4.

Section 6.5 Employee Matters. The Company shall cause the employment or services of all employees of the Company and its Subsidiaries to be terminated immediately prior to the Effective Time; provided, however, that such termination shall be contingent upon the Effective Time occurring. Upon the Effective Time, the cash severance payments and benefits provided under the applicable Company Benefit Plans (based on a termination without “cause” or “qualifying termination” as applicable) shall be paid in full in a lump sum to each employee of the Company and its Subsidiaries and to any former employee of the Company and its Subsidiaries who is receiving severance payments and/or benefits that have not been previously paid in full as of the Effective Time (collectively the “Affected Employees”), with the amount in respect of health, dental, vision and hospitalization benefits to equal the full premium amount for such benefits for the applicable coverage period plus the amount necessary so that after the payment of all income and employment taxes, the Affected Employee retains the full aggregate premium amount (with such amounts determined in a manner consistent with the methodology used in the summary of such payments previously provided by the Company to Parent); provided, however, that any and all payments to be made under this Section 6.5 shall be made in accordance with the requirements of Section 409A of the Code and the Treasury Regulations thereunder. Parent and the Company agree to cooperate during the period between the date of this Agreement and the Closing Date to assist the Affected Employees in obtaining post-Closing health, dental, vision and hospitalization benefits, which benefits, for the avoidance of doubt, shall be the exclusive expense of each such Affected Employee. Parent is externally-managed and therefore has no employees and is not capable of hiring employees. The Investment Adviser intends to meet with employees of the Company to discuss potential employment opportunities with the Investment Adviser. The parties acknowledge and agree that the Merger shall constitute a “change of control” within the meaning of each Company Benefit Plan.

Section 6.6 Reserved.

Section 6.7 Reserved.

Section 6.8 Publicity. The initial press release by each of Parent and the Company with respect to the execution of this Agreement shall be in a form reasonably acceptable to Parent and the Company. Neither the Company nor Parent (nor any of their respective controlled Affiliates) shall issue any other press release or make any other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior agreement of the other party, except as may be required by Law or by any listing agreement with a national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall use its reasonable best efforts to consult in good faith with the other party before making any such public announcements; provided that the Company will no longer be required to obtain the prior agreement of or consult with Parent in connection with any such press release or public announcement if the Company’s board of directors has effected a Change in Recommendation (including in connection with any press release or public announcement relating to such Change in Recommendation).

Section 6.9 Directors’ and Officers’ Insurance and Indemnification.

(a) From and after the Effective Time, Parent and the Surviving Company shall indemnify and hold harmless each current and former director, officer or employee of the Company or any of its Subsidiaries

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and each Person who served at the Company’s request as a director, officer, member, trustee or fiduciary of another corporation, limited liability company, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (each, together with such Person’s heirs, executors or administrators, an “Indemnified Party”) against any costs or expenses (including reasonable attorney’s fees), judgments, fines, losses, claims, damages or liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with actions or omissions occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) to the fullest extent permitted by Law, and Parent and the Surviving Company shall, and Parent shall cause the Surviving Company to, promptly advance expenses as incurred to the fullest extent permitted by Law; provided, however, that the Indemnified Party to whom expenses are advanced shall undertake to repay such advanced expenses to the Parent and the Surviving Company , if it is ultimately determined by a final non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification pursuant to this Section 6.9(a). The limited liability company agreement of the Surviving Company shall contain the provisions with respect to indemnification and advancement of expenses set forth in the certificate of incorporation and bylaws of the Company on the date of this Agreement (subject to any applicable distinctions between the DGCL and the DLLCA), which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the Indemnified Parties.

(b) Parent and the Surviving Company shall, and Parent shall cause the Surviving Company to, maintain in effect for not less than six (6) years from the Effective Time the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (including the policies listed on Section 6.9 of the Company Disclosure Letter) maintained by the Company and the Company’s Subsidiaries for the Indemnified Parties and any other employees, agents or other individuals otherwise covered by such insurance policies prior to the Effective Time (collectively, the “Insured Parties”) with respect to matters occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement); provided that Parent and the Surviving Company may substitute therefor policies of substantially the same coverage containing terms and conditions that are no less advantageous to the Insured Parties and provided, further, that in no event shall Parent and the Surviving Company be required to pay annual premiums for insurance under this Section 6.9(b) in excess of 300% of the last annual premium paid by the Company prior to the date hereof for its existing directors’ and officers’ liability insurance and fiduciary liability insurance (the “Maximum Premium”), it being understood that if such terms and conditions cannot be obtained or can be obtained only by paying an annual premium in excess of the Maximum Premium, Parent shall only be required to obtain as much similar insurance as may be obtained for such Maximum Premium. At the Company’s option, the Company may purchase prior to the Effective Time a six-year prepaid “tail” policy on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance (including the policies listed on Section 6.9 of the Company Disclosure Letter) maintained by the Company and its Subsidiaries with respect to matters arising on or before the Effective Time, covering without limitation the transactions contemplated hereby. If the Company does not elect to purchase a prepaid “tail” policy, Parent may, at its option, at or after the Effective Time, purchase a “tail” policy. If such “tail” prepaid policy has been obtained by the Company (or Parent pursuant to the preceding sentence) prior to the Effective Time, Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Company, and no other party shall have any further obligation to purchase or pay for insurance hereunder.

(c) Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 6.9.

(d) The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the certificates of incorporation or bylaws or other organization documents of the Company or any of its Subsidiaries or the Surviving Company, any other indemnification arrangement, the DGCL or otherwise.

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(e) This Section 6.9 is intended to benefit the Insured Parties and the Indemnified Parties, and shall be binding on all successors and assigns of Parent, Merger Subs, the Company and the Surviving Company. Parent hereby guarantees the payment and performance by the Surviving Company of the indemnification and other obligations pursuant to this Section 6.9 and the limited liability company agreement of the Surviving Company.

(f) In the event that Parent, the Surviving Company or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or (ii) transfers or conveys a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors, assigns and transferees of Parent or the Surviving Company or their respective successors or assigns, as the case may be, assume the obligations set forth in this Section 6.9.

Section 6.10 Proxy Statement; Special Meetings.

(a) The Company shall, in accordance with applicable Law and its certificate of incorporation and by-laws, duly call, give notice of, convene and hold a special meeting of the Company’s stockholders (including any adjournment or postponement thereof, the “Company Special Meeting”) as soon as practicable following the date hereof, for the purpose of considering the adoption of this Agreement and the approval of the Merger. The Company shall, subject to a Change in Recommendation in accordance with Section 6.4, use its reasonable best efforts to obtain the Company Stockholder Approval at the Company Special Meeting; provided, however that if the Company’s board of directors effects a Change in Recommendation, the Company may cease to use such efforts. A Change in Recommendation effected in accordance with the provisions of Section 6.4 will not constitute a breach by the Company of this Agreement. The Company shall, upon the request of Parent, adjourn the Company Special Meeting on one or more occasions to the extent necessary to solicit additional proxies in favor of adoption of this Agreement for such time period as determined by Parent; provided that (i) such adjournment shall not exceed 15 days for each such adjournment and (ii) no such adjournment shall be permitted if the Company shall have received an aggregate number of proxies voting for the adoption of this Agreement sufficient to adopt this Agreement and approve the Merger. Once a record date has been chosen for the Company Special Meeting, the Company shall not change such record date or establish a different record date without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed) unless required to do so by the DGCL.

(b) Parent shall, in accordance with applicable Law and its charter and bylaws, duly call, give notice of, convene and hold a special meeting of Parent’s stockholders (including any adjournment or postponement thereof, the “Parent Special Meeting”) as soon as practicable following the date hereof, for the purpose of considering the approval of the issuance of Parent Common Shares in connection with the transactions contemplated by this Agreement. Parent shall use its reasonable best efforts to obtain the Parent Stockholder Approval at the Parent Special Meeting. Unless otherwise agreed to in writing by the Company, the proposal to issue Parent Common Shares in connection with the transactions contemplated by this Agreement, shall be submitted to the stockholders of Parent at the Parent Special Meeting for the purpose of approving such proposal. Parent shall, upon the request of the Company, and may, if the Company does not make such request, adjourn the Parent Special Meeting on one or more occasions to the extent necessary to solicit additional proxies in favor of adoption of this Agreement for such time period as determined by the Company; provided that (i) such adjournment shall not exceed 15 days for each such adjournment and (ii) no such adjournment shall be permitted if Parent shall have received an aggregate number of proxies voting to approve the issuance of Parent Common Shares in the Merger sufficient to approve such proposal. Once a record date has been chosen for the Parent Special Meeting, Parent shall not change such record date or establish a different record date without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed) unless required to do so by the Maryland General Corporation Law.

(c) As soon as practicable following the date hereof (but in no case later than 30 days after the date hereof), Parent and the Company shall cooperate to prepare and file with the SEC the Form N-14 and furnish the

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information required to be provided to the stockholders of Parent and the Company pursuant to the DGCL and any other applicable Laws. Each of Parent and the Company shall furnish all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Form N-14. Subject to a Change in Recommendation, the Proxy Statement included in the Form N-14 shall include the Company Recommendation and the Parent Recommendation.

(d) Notwithstanding anything to the contrary set forth in this Agreement, the Company may, from time to time, adjourn the Company Special Meeting, including to solicit additional proxies in favor of the Agreement or to ensure that any supplement or amendment to the Proxy Statement or the Form N-14 is provided to the stockholders of the Company sufficiently in advance of the vote to be held at such meeting.

Section 6.11 Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, the Company and Parent shall each use their reasonable best efforts to promptly (i) take, or cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement; (ii) obtain from any Governmental Entities any actions, non-actions, clearances, waivers, consents, approvals, authorizations, licenses, permits or orders required to be obtained by the Company, Parent or any of their respective Subsidiaries in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and obtain from third parties all waivers, consents, approvals and authorizations that are necessary or advisable in connection with the consummation of the transactions contemplated hereby; (iii) make all necessary registrations and filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) any applicable federal or state securities Laws, (B) any applicable competition, antitrust or investment Laws and (C) any other applicable Law; provided, however, that the Company and Parent will cooperate with each other in connection with the making of all such filings, including providing copies of all such filings and attachments to outside counsel for the non-filing party; (iv) furnish all information required for any application or other filing to be made pursuant to any applicable Law in connection with the transactions contemplated by this Agreement; (v) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, any Governmental Entity and of any material communication received or given in connection with any proceeding by a private party, in each case relating to the transactions contemplated by this Agreement; (vi) permit the other parties to review any material communication delivered to, and consult with the other party in advance of any meeting or conference with, any Governmental Entity relating to the transactions contemplated by this Agreement or in connection with any proceeding by a private party relating thereto, and give the other party the opportunity to attend and participate in such meetings and conferences (to the extent permitted by such Governmental Entity or private party); (vii) avoid the entry of, or have vacated or terminated, any decree, order, or judgment that would restrain, prevent or delay the Closing, including defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby; and (viii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement. No parties to this Agreement shall consent to any voluntary delay of the Closing at the behest of any Governmental Entity without the consent of the other parties to this Agreement, which consent shall not be unreasonably withheld. Without limiting this Section 6.11, Parent agrees to take, or to cause to be taken, any and all steps and to make any and all undertakings necessary to avoid or eliminate each and every impediment under any antitrust, merger control, competition, or trade regulation Law that may be asserted by any Governmental Entity with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible (and in any event, no later than the Outside Date), including proposing, negotiating, committing to, and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture, licensing or disposition of such assets or businesses of Parent (or its Subsidiaries) or the Surviving Company or otherwise taking or committing to take actions that limit Parent’s or its Subsidiaries’ freedom of action with respect to, or their ability to retain, any of the businesses, product lines or assets of Parent (or its Subsidiaries) or the Surviving Company, in each case, as may be required in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order in any suit or proceeding, which would otherwise have the effect of preventing or delaying the Closing.

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Section 6.12 Merger Subs and Surviving Company. Parent will take all actions necessary to (a) cause each of the Merger Subs and the Surviving Company to perform promptly their respective obligations under this Agreement, (b) cause each of the Merger Subs to consummate the Merger on the terms and conditions set forth in this Agreement and (c) ensure that, prior to the Effective Time, the Merger Subs shall not conduct any business, make any investments or incur or guarantee any indebtedness.

Section 6.13 Takeover Statute. If any “fair price,” “moratorium,” “business combination,” “control share acquisition,” “interested person,” “interested stockholder” or other form of anti-takeover statute or regulation shall become applicable to this Agreement or the transactions contemplated hereby, each of the Company and Parent and the members of their respective boards of directors shall grant such approvals and take such actions as are reasonably necessary so that this Agreement and the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on this Agreement and the transactions contemplated hereby.

Section 6.14 Listing of Parent Common Shares. Parent shall use its reasonable best efforts to cause the Parent Common Shares to be issued in the Merger to be approved for listing on the NASDAQ, subject to official notice of issuance, as promptly as practicable, and in any event prior to the Effective Time.

Section 6.15 Rule 16b-3. The Company and Parent shall each take such steps as may be necessary or advisable to cause dispositions of Company equity securities (including derivative securities) and acquisitions of Parent Common Shares pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.16 Dividends.

(a) From and after the date of this Agreement until the earlier of the Closing and the termination of this Agreement in accordance with Section 8.1, none of the Company, Parent or the Merger Subs shall make, declare or set aside any dividend or other distribution to its respective stockholders or members without the prior written consent of the Company (in the case of Parent or the Merger Subs) or Parent (in the case of the Company); provided, however, that the written consent of the other party shall not be required for the authorization and payment of dividends on the Parent Common Shares as permitted by Section 6.2(b).

(b) Notwithstanding the foregoing or anything else to the contrary in this Agreement, each of the Company and Parent, as applicable, shall be permitted to declare and pay a dividend to its stockholders in an amount and at such time as may be required in order for such party to continue to qualify as a RIC, following reasonable consultation with the other party.

Section 6.17 Control of Operations. Nothing contained in this Agreement shall give Parent or the Merger Subs, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

Section 6.18 Parent Board of Directors. Parent shall take all actions that are required to cause two members of the Company’s board of directors, as mutually agreed between the Company and Parent, to be appointed as directors of Parent, with Richard Neu being appointed as a Class II director with a term expiring at the 2016 annual meeting of Parent’s stockholders and Kenneth O’Keefe being appointed as a Class III director with a term expiring at the 2017 annual meeting of Parent’s stockholders, in each case, effective as of the Effective Time.

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ARTICLE VII

CONDITIONS

Section 7.1 Conditions to Each Party’s Obligation to Effect the Merger. The obligations of the Company, on the one hand, and Parent and the Merger Subs, on the other hand, to consummate the Merger are subject to the satisfaction (or waiver by the Company, Parent and the Merger Subs, if permissible under applicable Law) of the following conditions:

(a) the Company Stockholder Approval and the Parent Stockholder Approval shall have been obtained;

(b) the consummation of the Merger shall not then be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling (whether temporary, preliminary or permanent) of a court of competent jurisdiction or any other Governmental Entity and there shall not be in effect any statute, rule or regulation enacted, promulgated or deemed applicable to the Merger by any Governmental Entity that prevents consummation of the Merger; and

(c) the Form N-14 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form N-14 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

Section 7.2 Conditions to the Obligations of Parent and the Merger Subs. The obligations of Parent and the Merger Subs to consummate the Merger are subject to the satisfaction (or waiver by Parent and the Merger Subs) of the following further conditions:

(a) (i) the representations and warranties of the Company set forth in Section 4.2(a) shall be true and accurate (except for any de minimis inaccuracies) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period), (ii) the representations and warranties of the Company set forth in Sections 4.3, 4.7 and 4.21 shall be true and accurate both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) and (iii) all other representations and warranties of the Company set forth in this agreement shall be true and accurate in all respects (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) except where the failure of such representations and warranties to be so true and accurate would not, individually or in the aggregate with all other failures of such representations and warranties to be true or correct, have a Company Material Adverse Effect;

(b) the Company shall have performed or complied in all material respects with its obligations and covenants hereunder required to be performed or complied with by it at or prior to the Closing;

(c) Parent shall have received a certificate signed by an executive officer of the Company, dated as of the Closing Date, to the effect that, to the knowledge of such officer, the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied;

(d) since the date of this Agreement, no fact(s), change(s), event(s), development(s) or circumstance(s) shall have occurred, arisen or come into existence or first become known to Parent, or any worsening thereof (only to the extent of such worsening), and which has had or would reasonably be expected to

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have, individually or in the aggregate with all such other fact(s), change(s), event(s), development(s) or circumstance(s), a Company Material Adverse Effect; provided that information as and to the extent set forth in any Company SEC Report filed after January 1, 2015 and publicly available prior to the date of this Agreement and only as and to the extent disclosed therein (other than disclosures in any exhibits or schedules thereto or in any documents incorporated by reference therein, and other than any forward-looking disclosures set forth in any “risk factor” section and any disclosures in any section relating to “forward-looking statements” to the extent they are primarily predictive or forward looking in nature) shall be deemed to have been known by the Parent as of the date of this Agreement; and

(e) there shall not be pending any suit, action or proceeding by any Governmental Entity of competent jurisdiction, nor shall any such Governmental Entity have stated its intention (which has not subsequently been rescinded) to the Company, Parent or the Merger Subs to commence, any suit, action or proceeding against the Parent, the Merger Subs or the Company (provided that Parent or the Merger Subs shall have notified the Company in writing promptly of any such statement, which notice shall include a reasonably detailed description of the statement and related context), or otherwise in connection with the Merger, (i) seeking to make illegal, restrain, prohibit or delay the making or consummation of the Merger, (ii) seeking to make illegal, restrain or prohibit the ownership or operation by the Parent, the Company or any of their respective Subsidiaries or affiliates, of all or any material portion of the businesses or assets of the Parent or any of its affiliates, on the one hand, or the Company, on the other hand, as a result of or in connection with the Merger, (iii) seeking to make illegal, restrain, prohibit or impose material limitations on the ability of Parent or the Merger Subs effectively to acquire, hold or exercise full rights of ownership of the Company, or (iv) which otherwise would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 7.3 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company) of the following further conditions:

(a) the representations and warranties of Parent and the Merger Subs set forth in Section 5.2(a) shall be true and accurate (except for de minimis inaccuracies) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and accurate as of such date or with respect to such period), (ii) the representations and warranties of Parent and the Merger Subs set forth in Sections 5.3 and 5.22 shall be true and accurate both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and accurate as of such date or with respect to such period) and (iii) all other representations and warranties of Parent and the Merger Subs set forth in this agreement shall be true and accurate in all respects (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) both when made and as of the Closing Date as if made at and as of such date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and accurate as of such date or with respect to such period) except where the failure of such representations and warranties to be so true and accurate would not, individually or in the aggregate, have a Parent Material Adverse Effect;

(b) each of Parent and each Merger Sub shall have performed or complied in all material respects with all of the respective obligations and covenants hereunder required to be performed or complied with by Parent or the Merger Subs, as the case may be, at or prior to the Closing;

(c) the Company shall have received a certificate signed by an executive officer of Parent, dated as of the Closing Date, to the effect that, to the knowledge of such officer, the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied, and setting forth the Net Asset Value of Parent for purposes of Section 3.1(d); and

Annex A-39

(d) since the date of this Agreement, no fact(s), change(s), event(s), development(s) or circumstance(s) shall have occurred, arisen or come into existence or first become known to the Company, or any worsening thereof (only to the extent of such worsening), and which has had or would reasonably be expected to have, individually or in the aggregate with all such other fact(s), change(s), event(s), development(s) or circumstance(s), a Parent Material Adverse Effect; provided that information as and to the extent set forth in any Parent SEC Report filed after January 1, 2015 and publicly available prior to the date of this Agreement and only as and to the extent disclosed therein (other than disclosures in any exhibits or schedules thereto or in any documents incorporated by reference therein, and other than any forward-looking disclosures set forth in any “risk factor” section and any disclosures in any section relating to “forward-looking statements” to the extent they are primarily predictive or forward looking in nature) shall be deemed to have been known by the Company as of the date of this Agreement.

Section 7.4 Frustration of Closing Conditions. None of the Company, Parent or the Merger Subs may rely on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such party’s failure to act in good faith or use its reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 6.11.

ARTICLE VIII

TERMINATION

Section 8.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement:

(a) by the mutual written agreement of the Company and Parent.

(b) by either the Company or Parent:

(i) if the Merger shall not have occurred on or prior to January 28, 2016 (the “Outside Date”); provided however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to perform or comply with the covenants and agreements of such party set forth in this Agreement has been the proximate cause of the failure of the Merger to occur on or prior to such date;

(ii) if any Governmental Entity having jurisdiction over the Company, Parent or the Merger Subs shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have used its reasonable best efforts to contest, appeal and remove such order, decree, ruling or other action in accordance with Section 6.11;

(iii) if the Company Stockholder Approval shall not have been obtained at the Company Special Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the approval and adoption of this Agreement was taken; provided, however, that the Company may not terminate this Agreement pursuant to this Section 8.1(b)(iii) if the Company has breached in any material respect any of its obligations under this Agreement, in each case in a manner that caused the failure to obtain the Company Stockholder Approval at the Company Special Meeting, or at any adjournment or postponement thereof; or

(iv) if the Parent Stockholder Approval shall not have been obtained at the Parent Special Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the approval and adoption of this Agreement was taken; provided, however, that the Parent may not terminate this Agreement pursuant to this Section 8.1(b)(iv) if the Parent has breached in any material respect any of its obligations

Annex A-40

under this Agreement, in each case in a manner that caused the failure to obtain the Parent Stockholder Approval at the Parent Special Meeting or at any adjournment or postponement thereof.

(c) by the Company:

(i) if Parent or either Merger Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform, either individually or in the aggregate, (A) would give rise to the failure of the conditions set forth in Section 7.3(a) or Section 7.3(b) (assuming that the date of such determination is the Closing Date) and (B) cannot be or has not been cured, in all material respects, within twenty (20) days after the giving of written notice to Parent (or, if less than twenty (20) days prior to the Outside Date, prior to the Outside Date); provided that the right to terminate this Agreement under this Section 8.1(c)(i) shall not be available to the Company if it has failed to perform in any material respect any of its obligations under this Agreement required to be performed by it at or prior to the Closing; or

(ii) prior to obtaining the Company Stockholder Approval, and subject to the terms and conditions of Section 6.4(e), in order to accept a Superior Proposal.

(d) By Parent:

(i) if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform, either individually or in the aggregate, (A) would give rise to the failure of the conditions set forth in Section 7.2(a) or Section 7.2(b) (assuming that the date of such determination is the Closing Date) and (B) cannot be or has not been cured, in all material respects, within twenty (20) days after the giving of written notice to Parent (or, if less than twenty (20) days prior to the Outside Date, prior to the Outside Date); provided that the right to terminate this Agreement under this Section 8.1(d) shall not be available to Parent if it or either Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement; or

(ii) if the Company’s board of directors shall have effected a Change in Recommendation.

Section 8.2 Effect of Termination.

(a) In the event of the termination of this Agreement in accordance with Section 8.1, this Agreement shall terminate and become void and have no effect, and the transactions contemplated by this Agreement shall be abandoned without further action by the Parties, provided that Section 6.3(c), this Section 8.2, Section 9.8, Section 9.9, Section 9.10 and Section 9.14 shall survive the termination of this Agreement and provided, further, the Confidentiality Agreement shall survive any such termination in accordance with its terms. Nothing contained in this Section 8.2 shall relieve Parent, either Merger Sub or the Company from liability for any breach of this Agreement, or as provided for in the Confidentiality Agreement.

(b) If this Agreement is terminated:

(i) by the Company pursuant to Section 8.1(c)(ii);

(ii) by Parent pursuant to Section 8.1(d)(ii); or

(iii) by either Parent or the Company pursuant to Section 8.1(b)(i) or Section 8.1(b)(iii), (A) (I) in the case of Section 8.1(b)(i), there has been publicly disclosed prior to the Outside Date an Acquisition Proposal which is not withdrawn prior to the time of such termination or (II) in the case of Section 8.1(b)(iii), there has been publicly disclosed prior to the time of the Company Special Meeting an Acquisition Proposal which is not withdrawn prior to the time of the Company Special Meeting and (B) within twelve (12) months after such termination, the Company enters into a definitive agreement with respect to a transaction pursuant to any Acquisition Proposal, which transaction is later consummated,

Annex A-41

then the Company shall pay to Parent a termination fee of $7 million in cash (the “Company Fee”), concurrently with any termination pursuant to Section 8.1(c)(ii), and within two (2) Business Days after the consummation of the transaction contemplated by Section 8.2(b)(iii) or any termination by Parent pursuant to Section 8.1(d)(ii), as applicable; provided, that, solely for the purposes of this Section 8.2(b), the term “Acquisition Proposal” shall have the meaning ascribed thereto in Section 1.1, except that all references in such definition to 25% shall be changed to 50%.

(c) If this Agreement is terminated by the Company or Parent pursuant to Section 8.1(b)(iv), then Parent shall pay to the Company a termination fee of $7 million in cash (the “Parent Fee”) on the date of any such termination.

(d) All payments contemplated by this Section 8.2 shall be made by wire transfer of immediately available funds to an account designated by the applicable party and shall be reduced by any amounts required to be deducted or withheld therefrom under applicable Law in respect of Taxes. The parties hereto agree that in no event shall the Company or Parent be required to pay the Company Fee or Parent Fee, as the case may be, on more than one occasion.

(e) The Company and Parent acknowledge that each of the Company Fee and the Parent Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the other party for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amounts would otherwise be impossible to calculate with precision. Subject to Section 9.12 and Section 8.2(a), (i) Parent and the Merger Subs acknowledge and agree that, in circumstances in which the Company Fee is payable, receipt of the Company Fee shall be the sole and exclusive remedy for money damages of Parent and the Merger Subs against the Company, and shall in all cases be the sole and exclusive remedy against any of the Company’s officers, employees, stockholders, Representatives, agents or advisors (collectively, the “Company Covered Persons”), and upon payment of the Company Fee, none of the Company nor any Company Covered Persons, as the case may be, shall have any further monetary liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby, and (ii) the Company acknowledges and agrees that, in the circumstances in which the Parent Fee is payable, receipt of the Parent Fee shall be the sole and exclusive remedy for damages of the Company against Parent and the Merger Subs, and shall in all such cases be the sole and exclusive remedy for money damages of the Company against Parent and the Merger Subs, and shall in all cases be the sole and exclusive remedy against any of Parent’s or the Merger Subs’ officers, employees, stockholders, members, Representatives, agents or advisors (collectively, the “Parent Covered Persons”), and upon payment of the Parent Fee under such circumstances, none of Parent, the Merger Subs, nor any of the Parent Covered Persons, as the case may be, shall have any further monetary liability or obligations relating to or arising out of this Agreement or the transactions contemplated hereby.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Amendment and Modification. Subject to applicable Law, this Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the stockholders of the Company contemplated hereby, by written agreement of the parties hereto, by action taken by their respective boards of directors (or individuals holding similar positions), at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that after the approval of this Agreement by the stockholders of the Company, no such amendment, modification or supplement shall reduce or change the Merger Consideration or adversely affect the rights of the Company’s stockholders hereunder without the approval of such stockholders.

Section 9.2 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall

Annex A-42

survive the Effective Time or the termination of this Agreement. This Section 9.2 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time.

Section 9.3 Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by confirmed facsimile transmission or by certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

(a)	if to Parent, Sub One or Sub Two, to:

PennantPark Floating Rate Capital Ltd.
590 Madison Avenue
15th Floor
New York, New York 10022
Telephone: (212) 905-1000
Facsimile: (212) 905-1075
Attention: Arthur H. Penn

with a copy (which shall not constitute notice) to:

Dechert LLP
1900 K Street N.W.
Washington, DC 20006
Telephone: (202) 261-3300
Facsimile: (202) 261-3333
Attention: Thomas J. Friedmann
William J. Tuttle

(b)	if to the Company, to:

MCG Capital Corporation
1001 19th Street North, 10th Floor
Arlington, VA 22209
	Telephone:	(703) 247-7552
	Facsimile:	(866) 301-3095
	Attention:	Tod K. Reichert

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Telephone: (212) 403-1000
Facsimile: (212) 403-2000
Attention: David E. Shapiro
Jenna E. Levine

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(c)	if to the Investment Adviser, to:

PennantPark Investment Advisers, LLC
590 Madison Avenue
15th Floor
New York, New York 10022
Telephone: (212) 905-1000
Facsimile: (212) 905-1075
Attention: Arthur H. Penn

with a copy (which shall not constitute notice) to:

Dechert LLP
1900 K Street N.W.
Washington, DC 20006
Telephone: (202) 261-3300
Facsimile: (202) 261-3333
Attention: Thomas J. Friedmann
William J. Tuttle

or to such other address or facsimile number for a party as shall be specified in a notice given in accordance with this section; provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 P.M. (addressee’s local time) shall be deemed to have been received at 9:00 A.M. (addressee’s local time) on the next Business Day A party’s rejection or other refusal to accept notice hereunder or the inability of another party to deliver notice to such party because of such party’s changed address or facsimile number of which no notice was given by such party shall be deemed to be receipt of the notice by such party as of the date of such rejection, refusal or inability to deliver. Nothing in this section shall be deemed to constitute consent to the manner or address for service of process in connection with any legal proceeding, including litigation arising out of or in connection with this Agreement.

Section 9.4 Interpretation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. Disclosure of any fact, circumstance or information in any section of the Company Disclosure Letter or the Parent Disclosure Letter shall be deemed disclosed for the purposes of any sections of this Agreement to which such section relates and any other sections of this Agreement to the extent it is reasonably apparent that such disclosure also qualifies or applies to such other sections of this Agreement. The inclusion of any item in the Company Disclosure Letter or the Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.

Section 9.5 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement.

Section 9.6 Entire Agreement; Third-Party Beneficiaries. This Agreement (including the Company Disclosure Letter, the Parent Disclosure Letter and the exhibits hereto, together with the other instruments referred to herein) and the Confidentiality Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Article III (which, from and after the Effective Time, shall be for the benefit of the holders of the Company Common Stock) and Sections 6.5 and 6.9, are not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder; provided that the Indemnified Parties and the Insured Parties shall have the right to seek specific performance and pursue monetary damages in the event of Parent’s or the Surviving Company’s breach of Section 6.9. The representations and warranties set forth in

Annex A-44

Articles IV and V and the covenants and agreements set forth in Article VI have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate; (b) have been qualified in certain instances by references to the Company Disclosure Letter or the Parent Disclosure Letter, which contain certain disclosures not reflected in the text of this Agreement; and (c) may apply standards of materiality in a way that is different from what may be viewed as material by the stockholders of, or other investors in, the Company or Parent.

Section 9.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 9.8 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

Section 9.9 Jurisdiction. Each of the parties hereto hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of the Delaware Court of Chancery, and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware) (each, a “Chosen Court”) in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Chosen Court and (d) each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by Chosen Court in any other court or jurisdiction.

Section 9.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 9.10.

Section 9.11 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 9.9 hereof in any such action or proceeding by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 9.3 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

Section 9.12 Specific Performance. Each of the parties hereto acknowledges and agrees that, in the event of any breach of this Agreement, each nonbreaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. In circumstances where Parent and the Merger Subs are obligated to consummate the Merger and the Merger has not been consummated and Parent Stockholder Approval has been obtained, Parent and the Merger Subs expressly acknowledge and agree that the Company and its stockholders shall have suffered irreparable harm, that monetary damages may be inadequate to compensate the Company its stockholders, and

Annex A-45

that the Company on behalf of itself and its stockholders shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to enforce specifically Parent’s and Merger Subs’ obligations to consummate the Merger. Each party further agrees that no other party or any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.12, and each party irrevocably waives any rights it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 9.13 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 9.14 Expenses. All costs and expenses incurred in connection with the Merger, this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger or any of the transactions contemplated hereby is consummated, except that all fees paid in respect of any regulatory filing shall be borne by Parent and all fees paid in respect of the preparation, filing and mailing of the Proxy Statement and the Form N-14 and the conduct of the special meetings shall be shared equally between the parties.

Section 9.15 Headings. Headings of the articles and sections of this Agreement and the table of contents, schedules and exhibits are for convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

Section 9.16 Waivers. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party expressly granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

[Remainder of Page Intentionally Left Blank]

Annex A-46

IN WITNESS WHEREOF, the Company, Parent, Sub One, Sub Two and the Investment Adviser have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

MCG CAPITAL CORPORATION

By:	/s/ Keith Kennedy
Name: Keith Kennedy
Title: President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex A-47

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Chief Executive Officer

PFLT PANAMA, LLC

By:	PennantPark Floating Rate Capital Ltd., its sole member

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Chief Executive Officer

PFLT FUNDING II, LLC

By:	PennantPark Floating Rate Capital Ltd., its sole member

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Chief Executive Officer

PENNANTPARK INVESTMENT ADVISERS, LLC (solely for the purposes of Sections 3.2, 5.26, 5.27 and Article IX)

By:	/s/ Arthur H. Penn
Name: Arthur H. Penn
Title: Managing Member

[Signature Page to Agreement and Plan of Merger]

Annex A-48

Annex B

1585 Broadway

31st Floor

New York, NY 10036

April 28, 2015

Board of Directors

MCG Capital Corporation

1001 19th Street North

10th Floor

Arlington, Virginia 22209

Members of the Board:

We understand that MCG Capital Corporation (the “Company”), PennantPark Floating Rate Capital, Ltd. (the “Buyer”), PFLT Panama, LLC, a wholly owned subsidiary of the Buyer (“Acquisition Sub One”), PFLT Funding II, LLC, a wholly owned subsidiary of the Buyer (“Acquisition Sub Two”), and, solely for the limited purposes set forth therein, PennantPark Investment Advisers, LLC, propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated April 28, 2015 (the “Merger Agreement”), which provides, among other things, for the merger of Acquisition Sub One with and into the Company (the “Initial Merger”) and followed immediately by a merger of the Company with and into Acquisition Sub Two (the “Second Merger” and together with the Initial Merger, the “Merger”). Pursuant to the Merger, the Company will become a wholly owned subsidiary of the Buyer, and each outstanding share of common stock, par value $0.01 per share (“Company Common Stock”), of the Company (including each outstanding share of restricted Company Common Stock that will vest in full upon the closing of the Merger (each a “Restricted Share”), but excluding shares of Company Common Stock (1) held in treasury, (2) held by the Buyer, (3) subject to certain exceptions set forth in the Merger Agreement, held by any wholly-owned subsidiary of the Buyer or the Company or (4) as to which dissenters’ rights have been perfected, will be converted into the right to receive the sum of: (a) a fraction of a share of common stock, par value $0.001 per share, of the Buyer (“Buyer Common Stock”) equal to $4.521 divided by the greater of: (i) the net asset value per share of Buyer Common Stock (computed no more than 48 hours (excluding Sundays and holidays) prior to the closing of the Merger) (the “Buyer Per Share NAV”) and (ii) the volume weighted average price per share (calculated to the nearest one-thousandth of one cent) for the Buyer Common Stock on the NASDAQ for the consecutive period of ten trading days concluding at the close of trading on the second trading day immediately preceding the date of the closing of the Merger (the “Merger Share Price”) (the Buyer Common Stock calculated pursuant to this clause (a), the “Stock Consideration”); plus (b) (i) $0.226 per share in cash, without interest, together with (ii) in the event that the Merger Share Price is less than the Buyer Per Share NAV, an additional per share amount of cash, without interest, equal to the lesser of (A) the number of shares of Buyer Common Stock calculated pursuant to clause (a) above multiplied by $0.25 and (B) the number of shares of Buyer Common Stock calculated pursuant to clause (a) above multiplied by the difference between the Buyer Per Share NAV and the Merger Share Price (collectively, the “Cash Consideration” and, together with the Stock Consideration, the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Company Common Stock (including holders of Restricted Shares) pursuant to the Merger Agreement is fair from a financial point of view to the holders of the shares of the Company Common Stock.

Annex B-1

For purposes of the opinion set forth herein, we have:

1)	Reviewed certain publicly available financial statements and other business and financial information of the Company and the Buyer, respectively;

2)	Reviewed certain internal financial statements and other financial and operating data concerning the Company and the Buyer, respectively;

3)	Reviewed certain financial projections of the Company prepared by the management of the Company;

4)	Reviewed certain publicly available financial forecasts relating to the business and financial prospects of the Buyer, and compiled a forecast relating to the business and financial prospects of the Buyer (excluding the Company) derived from a consensus of analysts, with such forecast (and the underlying methodologies and calculations) being reviewed with the Company’s management (the “Buyer Street Forecasts”);

5)	Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

6)	Discussed the past and current operations and financial condition and the prospects of the Buyer with senior executives of the Buyer;

7)	Reviewed the pro forma impact of the Merger on the Buyer’s consolidated capitalization and financial ratios;

8)	Reviewed the reported prices and trading activity for the Company Common Stock and the Buyer Common Stock;

9)	Compared the financial performance of the Company and the Buyer and the prices and trading activity of the Company Common Stock and the Buyer Common Stock with that of certain other publicly-traded companies comparable with the Company and the Buyer, respectively, and their securities;

10)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

11)	Participated in certain discussions and negotiations among representatives of the Company and the Buyer and their financial and legal advisors;

12)	Reviewed the Merger Agreement and certain related documents; and

13)	Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and the Buyer, and formed a substantial basis for this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. Our analysis relating to the business and financial prospects for the Buyer for purposes of this opinion has been made on the basis of the Buyer Street Forecasts. Following discussions with the Company’s management, we have assumed that the Buyer Street Forecasts are a reasonable basis upon which to evaluate the business and financial prospects of the Buyer. We express no view as to the Buyer Street Forecasts or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions. We have also assumed that the definitive Merger Agreement will not differ in any material respects from the draft furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied

Annex B-2

upon, without independent verification, the assessment of the Buyer and the Company and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the consideration to be received by the holders of shares of the Company Common Stock (including holders of Restricted Shares) in the Merger. Our opinion does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available.

We have not made any independent valuation or appraisal of the assets or liabilities of the Company or the Buyer, nor have we been furnished with any such valuations or appraisals (other than certain historical third-party valuation reports for certain third-party benchmark portfolio investments). We are not experts in the evaluation of allowance for loan losses, and we have neither made an independent evaluation of the adequacy of the allowance for loan losses at the Company or the Buyer, nor have we examined any individual loan credit files of the Company or the Buyer (nor have we been requested to conduct such a review), and, as a result, we have assumed that the aggregate allowance for loan losses of the Company and the Buyer is adequate. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We have acted as financial advisor to the Board of Directors of the Company in connection with the Merger and will receive a fee for our services, the entirety of which (other than our right to receive reimbursement for certain costs and expenses) is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financing services for the Buyer and have received fees in connection with such services. Morgan Stanley may also seek to provide such services to the Buyer in the future and expects to receive fees for the rendering of these services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Buyer, the Company, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Merger if such inclusion is required by applicable law. In addition, this opinion does not in any manner address the prices at which the Buyer Common Stock will trade following consummation of the Merger or at any time and Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company or the Buyer should vote at their respective shareholders’ meetings to be held in connection with the Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Company Common Stock (including holders of Restricted Shares) pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Common Stock.

Annex B-3

Very truly yours,

MORGAN STANLEY & CO. LLC

By:	/s/ Christian Lown
Christian Lown
Managing Director

Annex B-4

Annex C

April 28, 2015

The Board of Directors

PennantPark Floating Rate Capital Ltd.

590 Madison Avenue

15th Floor

New York, New York 10022

Members of the Board:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to PennantPark Floating Rate Capital Ltd. (“PFLT”) of the Stock Consideration (as defined below) in the proposed merger of a wholly owned subsidiary of PFLT (“Sub One”) with and into MCG Capital Corporation (“MCG”) (such merger, the “Initial Merger” and, taken together with the immediately subsequent merger of MCG with and into another wholly owned subsidiary of PFLT (“Sub Two” and, together with Sub One, the “Merger Subs”), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among MCG, PFLT, Sub One, Sub Two and, solely for purposes of certain provisions of the Agreement, PennantPark Investment Advisers, LLC (the “PFLT Investment Adviser” and, together with PFLT and PennantPark Investment Administration, LLC, “PennantPark”). Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Transaction and without any action on the part of MCG, PFLT, Merger Subs or any stockholder of MCG, each share of common stock, par value $0.01 per share, of MCG (“MCG Common Stock”) that is issued and outstanding immediately prior to the Effective Time (subject to certain exceptions for, among other things, the Dissenting Shares (as defined in the Agreement)) shall be automatically converted into and exchanged for the right to receive: (i) a number of shares of common stock, par value $0.001 per share, of PFLT (“PFLT Common Stock” and, such number of shares of PFLT Common Stock issued for one share of MCG Common Stock in the Merger, the “Stock Consideration”) equal to $4.521 divided by the greater of (A) the Net Asset Value per Parent Common Share (as defined in the Agreement) computed no more than 48 hours (excluding Sundays and holidays) before the Closing Date (as defined in the Agreement) of the Initial Merger and (B) the Merger Share Price (as defined in the Agreement), and (ii) $0.226 in cash, subject to upward adjustment as outlined in the agreement (the “Cash Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement. As you are aware, the PFLT Investment Adviser has advised us, and we have assumed, that the aggregate Cash Consideration will be paid by the PFLT Investment Adviser and not PFLT and, accordingly, our opinion does not address, and we express no view or opinion with respect to, the Cash Consideration.

KBW has acted as financial advisor to PFLT and not as an advisor to or agent of any other person. As part of our investment banking business, we are continually engaged in the valuation of securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW’s business as a broker-dealer and further to existing sales and trading relationships between a broker-dealer affiliate of KBW and the PFLT Investment Adviser, KBW and its affiliates may from time to time purchase securities from, and sell

Keefe, Bruyette & Woods, a Stifel Company  ●  70 West Madison, Suite 2401, Chicago, IL 60602

312-423-8200  ●  Toll Free: 800.966.1559  ●  www.kbw.com

Annex C-1

The Board of Directors—PennantPark Floating Rate Capital Ltd.

April 28, 2015

securities to, PFLT, MCG and the PFLT Investment Adviser. As a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of PFLT and MCG for KBW’s own account and for the accounts of its customers. KBW employees may also maintain individual positions in PFLT Common Stock and MCG Common Stock, which positions currently include an individual position in shares of MCG Common Stock held by a senior member of the KBW advisory team providing services to PFLT in connection with the proposed Merger. We have acted exclusively for the board of directors of PFLT (the “Board”) in rendering this opinion and will receive a fee from PFLT for our services. A portion of our fee is payable upon the rendering of this opinion, and a portion is contingent upon the successful completion of the Transaction. In addition, PFLT has agreed to indemnify us for certain liabilities arising out of our engagement.

In addition to this present engagement, in the past two years, KBW and one of its affiliates have provided investment banking and financial advisory services to PFLT and its affiliate, PennantPark Investment Corporation (“PNNT”), and received compensation for such services. KBW acted as an underwriter in PFLT’s July 2013 follow-on equity offering and PNNT’s September 2014 follow-on equity offering and September 2014 notes offering. In addition, KBW’s affiliate acted as financial advisor to PNNT in connection with general advisory services in April 2013. Furthermore, a bank affiliate of KBW is a lender to PNNT. In the past two years, KBW has not provided investment banking and financial advisory services to MCG. KBW’s affiliate provided financial advisory services to MCG in its sale of select portfolio investments in August 2014. We may in the future provide investment banking and financial advisory services to PFLT, PNNT or MCG and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of PFLT and MCG and the Transaction, including among other things, the following: (i) a draft of the Agreement dated April 28, 2015 (the most recent draft made available to us); (ii) the audited financial statements and annual reports on Form 10-K for the three fiscal years ended September 30, 2014 of PFLT; (iii) the audited financial statements and annual reports on Form 10-K for the three fiscal years ended December 31, 2014 of MCG, (iv) the unaudited quarterly financial statements and quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2014 of PFLT; (v) the unaudited quarterly financial results for the period ended March 31, 2015 of PFLT furnished to us by PFLT; (vi) the unaudited quarterly financial results for the period ended March 31, 2015 of MCG furnished to us by MCG; (vii) certain other interim reports and other communications of PFLT and MCG to their respective shareholders; and (viii) other financial information concerning the businesses and operations of PFLT and MCG furnished to us by PFLT and MCG or which we were otherwise directed to use for purposes of our analyses. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of PFLT and MCG; (ii) the assets and liabilities of PFLT and MCG; (iii) a comparison of certain financial and stock market information for PFLT and MCG with similar information for certain other companies the securities of which are publicly traded; (iv) financial and operating forecasts and projections of both PFLT on a standalone basis and the combined company pro forma for the Transaction and alternative leverage assumptions (including estimates regarding certain pro forma financial effects of the Transaction on PFLT) that were prepared by, and provided to us and discussed with us by, PennantPark management and that were used and relied upon by us based on such discussions at the direction of such management with the consent of the Board; and (v) projected net asset value and other balance sheet data of MCG, including fair value estimates of MCG’s then remaining investments, that were prepared by MCG management and reviewed and approved by PennantPark management in consultation with a third party valuation firm, provided to us by PennantPark management and MCG

Keefe, Bruyette & Woods, Inc.  ●  70 West Madison, Suite 2401, Chicago, IL 60602

Annex C-2

The Board of Directors—PennantPark Floating Rate Capital Ltd.

April 28, 2015

management and discussed with us by PennantPark management and MCG management, and used and relied upon by us based on such discussions at the direction of PennantPark management with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation generally. We have also held discussions with senior management of PennantPark and MCG regarding the past and current business operations, financial condition and future prospects of PFLT and MCG and such other matters as we have deemed relevant to our inquiry. Given that MCG’s primary asset is currently unencumbered cash, our analyses of MCG have been based on the net asset value of MCG for which we have used and relied upon solely the net asset value of MCG as publicly reported by MCG and, at the direction of PennantPark management, the projected net asset value and other balance sheet data of MCG, including fair value estimates of MCG’s investments, referred to above. We have not been requested to perform, and we have not performed, any separate financial analyses of any of MCG’s remaining investments. Although we have reviewed the nature and terms of certain other merger and recapitalization transactions involving business development companies for which financial information was publicly available, we have not relied upon a selected transaction analysis of MCG in connection this opinion due to the limited comparability of the Transaction with such other transactions given that, among other things, such transactions occurred in 2009 and 2010 during the financial crisis.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon the management of PennantPark as to the reasonableness and achievability of the financial and operating forecasts and projections of PFLT and the combined company (and the assumptions and bases for such forecasts and projections, including but not limited to, estimates regarding certain pro forma financial effects of the Transaction on PFLT) that were prepared by, and provided to and discussed with us by, such management, and we have assumed that such forecasts and projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of such management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. We have further relied upon PennantPark and MCG managements as to the reasonableness and achievability of the projected net asset value and other balance sheet data of MCG (and the assumptions and bases therefor, including but not limited to, the fair value estimates of MCG’s then remaining investments) referred to above and we have assumed, with the consent of PFLT, that all such estimates were reasonably prepared on a basis reflecting the best currently available estimates and judgments of such managements.

It is understood that the forecasts, projections, estimates and other projected data of PFLT, the combined company and MCG provided to us were not prepared with the expectation of public disclosure, that all such forecasts, projections, estimates and other projected data are based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions and that, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the respective managements of PennantPark and MCG, that such information provide a reasonable basis upon which we could form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

Keefe, Bruyette & Woods, Inc.  ●  70 West Madison, Suite 2401, Chicago, IL 60602

Annex C-3

The Board of Directors—PennantPark Floating Rate Capital Ltd.

April 28, 2015

We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either PFLT or MCG since the date of the last financial statements of each such entity that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of PFLT or MCG, nor have we evaluated the work performed by the third party valuation firm with which PennantPark management consulted as referred to above. In addition, we have not evaluated the solvency, financial capability or fair value of PFLT or MCG under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no opinion as to the value of any specific investments held by PFLT or MCG, or the price at which any such investment may be transferable, at any time. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, we assume no responsibility or liability for their accuracy.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transaction will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which will not differ in any respect material to our analyses from the draft reviewed) with no additional payments or adjustments to the consideration to be received by holders of MCG Common Stock in the Transaction; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction and any related transaction and that all conditions to the completion of the Transaction and any related transaction will be satisfied without any waivers or modifications to the Agreement; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction or any related transaction, no restrictions, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of PFLT, MCG or the combined entity or the contemplated benefits of the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised that PennantPark has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to PFLT, MCG, the Merger Subs, the Transaction and any related transaction, and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Stock Consideration in the Initial Merger to PFLT. We express no view or opinion as to any terms or other aspects of the Transaction or any related transaction, including without limitation, the form or structure of the Transaction (including the form of the consideration to be received by holders of MCG Common Stock in the Transaction, the allocation thereof among the Stock Consideration to be issued by PFLT and the Cash Consideration to be paid by the PFLT Investment Adviser or the calculation of the Stock Consideration pursuant to the Agreement using the Net Asset Value per Parent Common Share or the Merger Share Price) or any related transaction, any consequences of the Transaction or any related transaction to PFLT, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, voting, support, stockholder, settlement or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof

Keefe, Bruyette & Woods, Inc.  ●  70 West Madison, Suite 2401, Chicago, IL 60602

Annex C-4

The Board of Directors—PennantPark Floating Rate Capital Ltd.

April 28, 2015

and the information made available to us through the date hereof. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of PFLT to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by PFLT or the Board, (iii) the fairness of the amount or nature of any compensation to any officers, directors or employees of any party to the Transaction, or any class of such persons, relative to any compensation to the holders of PFLT Common Stock or MCG Common Stock or relative to the Stock Consideration, (iv) the effect of the Transaction or any related transaction on, or the fairness of any consideration to be paid or received to, holders of any class of securities of PFLT, MCG or any other party to any other transaction contemplated by the Agreement, (v) whether the PFLT Investment Adviser has sufficient cash, available lines of credit or other sources of funds to enable it to pay the aggregate Cash Consideration to the holders of MCG Common Stock at the closing of the Initial Merger, (vi) whether the actual number of shares of PFLT Common Stock issued as the Stock Consideration will be determined using the Net Asset Value per Parent Common Share or the Merger Share Price or what the Net Asset Value per Parent Common Share or the Merger Share Price will be, (vii) the actual value of PFLT Common Stock to be issued in the Transaction, (viii) the prices, trading range or volume at which PFLT Common Stock or MCG Common Stock will trade following the public announcement of the Transaction, (ix) the prices, trading range or volume at which PFLT Common Stock will trade following the consummation of the Transaction, (x) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xi) any legal, regulatory, accounting, tax or similar matters relating to PFLT, MCG, their respective stockholders, or relating to or arising out of or as a consequence of the Transaction or any related transaction, including whether or not the Transaction would qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Board as to how it should vote on the Transaction, or to any holder of PFLT Common Stock or any shareholder of any other entity as to how to vote in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, or affiliates’ agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such shareholder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Stock Consideration in the Initial Merger is fair, from a financial point of view, to PFLT.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.  ●  70 West Madison, Suite 2401, Chicago, IL 60602

Annex C-5

Annex D

DELAWARE GENERAL CORPORATION LAW

Section 262 Appraisal Rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

Annex D-1

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to

Annex D-2

§ 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing

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appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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